UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

              Investment Company Act file number: 811-5075

                          Thrivent Mutual Funds
           (Exact name of registrant as specified in charter)

                       625 Fourth Avenue South
                     Minneapolis, Minnesota 55415
           (Address of principal executive offices) (Zip code)

                    James E. Nelson, Secretary
                       625 Fourth Avenue South
                    Minneapolis, Minnesota 55415
                (Name and address of agent for service)

     Registrant's telephone number, including area code: (612) 340-7215
                 Date of fiscal year end: October 31
              Date of reporting period: October 31, 2004


Item 1. Report to Stockholders
------------------------------

[GRAPHIC OMITTED: Thrivent Investment Management RegisterMark]

Thrivent Mutual Funds

Annual Report
October 31, 2004

23459  R12-04


[GRAPHIC OMITTED: Newspaper]



Table of Contents

President's Letter                                        1

Economic and Market Review                                2

Portfolio Perspectives
Thrivent Technology Fund                                  4
Thrivent Partner Small Cap Value Fund                     6
Thrivent Small Cap Stock Fund                             8
Thrivent Small Cap Index Fund                            10
Thrivent Mid Cap Growth Fund                             12
Thrivent Mid Cap Stock Fund                              14
Thrivent Mid Cap Index Fund                              16
Thrivent Mid Cap Index Fund-I                            18
Thrivent Partner International Stock Fund                20
Thrivent Large Cap Growth Fund                           22
Thrivent Large Cap Value Fund                            24
Thrivent Large Cap Stock Fund                            26
Thrivent Large Cap Index Fund                            28
Thrivent Large Cap Index Fund-I                          30
Thrivent Balanced Fund                                   32
Thrivent High Yield Bond Fund                            34
Thrivent Partner High Yield Fund                         36
Thrivent Municipal Bond Fund                             38
Thrivent Income Fund                                     40
Thrivent Core Bond Fund                                  42
Thrivent Bond Index Fund-I                               44
Thrivent Limited Maturity Bond Fund                      46
Thrivent Money Market Fund                               48

Report of Independent Registered
Public Accounting Firm                                   55

Schedules of Investments
Thrivent Technology Fund                                 56
Thrivent Partner Small Cap Value Fund                    58
Thrivent Small Cap Stock Fund                            61
Thrivent Small Cap Index Fund                            65
Thrivent Mid Cap Growth Fund                             74
Thrivent Mid Cap Stock Fund                              80
Thrivent Mid Cap Index Fund                              84
Thrivent Mid Cap Index Fund-I                            90
Thrivent Partner International Stock Fund                97
Thrivent Large Cap Growth Fund                          102
Thrivent Large Cap Value Fund                           107
Thrivent Large Cap Stock Fund                           110
Thrivent Large Cap Index Fund                           113
Thrivent Large Cap Index Fund-I                         121
Thrivent Balanced Fund                                  129
Thrivent High Yield Bond Fund                           139
Thrivent Partner High Yield Fund                        147
Thrivent Municipal Bond Fund                            155
Thrivent Income Fund                                    186
Thrivent Core Bond Fund                                 192
Thrivent Bond Index Fund-I                              197
Thrivent Limited Maturity Bond Fund                     203
Thrivent Money Market Fund                              209

Statement of Assets and Liabilities                     212

Statement of Operations                                 217

Statement of Changes in Net Assets                      226

Notes to Financial Statements                           234

Financial Highlights
Thrivent Technology Fund                                260
Thrivent Partner Small Cap Value Fund                   260
Thrivent Small Cap Stock Fund                           262
Thrivent Small Cap Index Fund                           262
Thrivent Mid Cap Growth Fund                            264
Thrivent Mid Cap Stock Fund                             264
Thrivent Mid Cap Index Fund                             266
Thrivent Mid Cap Index Fund-I                           267
Thrivent Partner International Stock Fund               266
Thrivent Large Cap Growth Fund                          268
Thrivent Large Cap Value Fund                           268
Thrivent Large Cap Stock Fund                           270
Thrivent Large Cap Index Fund                           270
Thrivent Large Cap Index Fund-I                         271
Thrivent Balanced Fund                                  272
Thrivent High Yield Bond Fund                           272
Thrivent Partner High Yield Fund                        274
Thrivent Municipal Bond Fund                            274
Thrivent Income Fund                                    276
Thrivent Core Bond Fund                                 276
Thrivent Bond Index Fund-I                              278
Thrivent Limited Maturity Bond Fund                     278
Thrivent Money Market Fund                              280

Additional Information                                  282

Trustees and Officers of
Thrivent Mutual Funds                                   283

Results of Shareholder Meeting                          287



[PHOTO OMITTED: PAMELA J. MORET]

Dear Member:

We are pleased to provide you with the Thrivent Mutual Funds annual report for the period ended Oct. 31, 2004. In this report, you will find detailed information about the Thrivent Mutual Funds, including summaries prepared by each portfolio manager on his or her performance and management strategies for the applicable fund and period. In addition, Russell Swansen, Thrivent Investment Management's chief investment officer, summarizes the overall market and economic environment over the past twelve months.

In this report, you may notice that we review six-month performance for some funds while we show 12-month performance for others. This difference is one of the last vestiges of our mutual fund family merger process and is due to an accounting requirement applicable to the year 2004 only. Next April's semiannual report will present all Thrivent Mutual Funds reporting on a six-month performance period.

In previous letters I have emphasized how seriously we view integrity at Thrivent Investment Management, including our adoption of leading edge fund governance and operational processes designed to ensure shareholder protection. This letter continues that theme by highlighting the work of Russ Swansen and his investment team to fulfill our principles through our investment practices.

Portfolio managers' compensation is tied to performance -- not sales, or assets under management.

This is a very important distinction often not apparent to the investor. Managers who are paid to raise asset levels in their fund can be tempted to take extraordinary risks in an effort to produce eye-popping short-term returns that, in turn, can lead to very large influxes of dollars. Such behaviors are often not in the shareholders' best interest and can result in very volatile fund performance and undue risk. Thrivent Investment Management has clearly-defined goals for our portfolio management teams that tie financial reward to one-, three-, and five-year performance -- not "quick-fix" strategies designed simply to attract "fast cash," which could prove detrimental to investors later.

Thrivent Investment Management believes in a performance-driven culture.

We are striving to be the best in the asset management business and want to be the financial services organization of choice for our investors and members. Consistent with this goal is a commitment to hold our investment leadership team and portfolio managers to high standards of excellence. These standards rest on our conviction that investors are best served when we deliver consistent, long-term performance without undue risk. We hold our money management teams accountable for results and will not hesitate to make changes when necessary. To this point, over the past year Thrivent Investment Management has replaced managers and attracted talented new individuals better positioned to deliver strong performance results.

We believe that this combination of integrity and performance is a powerful driver for long-term investment success for our shareholders. This is the balance we strive for each and every day at Thrivent
Investment Management.

On a personal note, I want to wish you the very best in 2005. Thank you for continuing to turn to us for your financial solutions. We very much value your business.

Yours sincerely,

/S/ PAMELA J. MORET

Pamela J. Moret
President and Trustee
Thrivent Mutual Funds



[PHOTO OMITTED: RUSSELL W. SWANSEN]

Russell W. Swansen                                     October 31, 2004
Senior Vice President, and
Chief Investment Officer

Economic and Market Review

In stark contrast to recent years, risk taking investors were rewarded during the 12-month period ended Oct. 31, 2004. International and small company stocks provided exceptional returns for investors while high yield bonds led fixed income categories. Equities rallied late in 2003 before slowing along with the U.S. economy in the spring and summer months. Bonds, predicted by many pundits to finish the period with negative returns, rallied in the face of higher short-term interest rates.

U.S. Economy

The economic recovery that began in 2003 continued with solid gross domestic product growth of 4.0% on average over the reporting period. This encouraging economic growth was tempered with bouts of skepticism over erratic job growth, a sudden and dramatic spike in the price of oil in late summer, and turbulence in Iraq. A widely watched barometer, the non-farm payroll report -- an indicator of the number of new jobs created-varied widely month to month, creating concerns about a "jobless recovery."

In addition to strong consumer spending, a robust real estate market that contributed to steady consumer confidence levels, and low inflation helped pull the U.S. economy further down the recovery path.

Inflation & Monetary Policy

Underlying economic fundamentals, such as easy monetary policy and economic growth, make a strong case for inflation trending higher as an economic recovery grows older. This was the case over the 12-month period as historically low inflation rates of 2003 gave way to an acceleration of 2.3% annual increase over the first three quarters of 2004. In addition to rising core inflation, which doesn't include the more volatile food and energy components, oil prices have surged since the summer and will likely assert more upward pressure over the months ahead.

The Federal Reserve adhered to a policy of "measured" rate increases over the period and, despite a series of three 25 basis point increases to the key federal funds rate through October, monetary policy remains simulative. With rate increases likely in both November and December, the Fed would achieve what is considered a neutral rate policy where the federal funds rate is substantially equal to the rate of inflation. As always, any sudden jump in inflation would be cause for more aggressive action.

Equity Performance

The majority of equity gains occurred early in the fiscal year (late 2003 and early 2004) before concerns over job growth, simmering unrest in Iraq, and uncertainty regarding the U.S. presidential election distracted investors and led to a "sideways" stock market. Trends starting in 2003 continued into 2004 with small- and mid-sized company stocks narrowly outperforming their larger counterparts. The Russell 2000 Index of small-cap stocks posted an 11.82% total return while the large-cap proxy, the S&P 500 Index, recorded a 9.42% return. Larger company stocks made gains on smaller issues and generally sported more attractive valuations than their smaller brethren, which was not surprising in light of the breathtaking run-up in small- and mid-sized company stocks in 2003.

In terms of investment style, more value-oriented stocks again outperformed their growth counterparts as investors continued to favor more conservative dividend-paying issues over companies with stronger long-term growth prospects. Over the fiscal year, the S&P 500/Barra Value Index returned 14.45% while the S&P 500/Barra Growth Index portion of the index registered a 4.49% total return. Value stocks were boosted by strong returns in the financials and energy sectors while sluggish technology and health care performance held back growth returns.

Foreign stocks performed very well as measured by the Morgan Stanley Capital International EAFE Index's total return over the period of 19.27%. International markets benefited from more attractive overall valuations and significant economic recoveries in Europe and Japan, as well as a falling U.S. dollar.

Fixed Income Performance

Various bond sector returns closely aligned with their individual risk parameters posting strong returns over the period in the face of rising short-term interest rates. As with equities, investors who assumed more risk were rewarded. High yield bonds continued to bask in an environment of strong credit fundamentals and low default rates, posting a 12.32% total return over the period, as measured by the Lehman Brothers High Yield Bond Index. Strong investor interest in high dividend securities boosted high yield and real estate investment trust (REITS) returns throughout the period.

Longer duration municipal bonds performed well despite the threat of higher interest rates and widespread municipal budget shortfalls. The Lehman Brothers Municipal Bond Index posted a total return of 6.03% over the year. Uncertainty over the pace of the economic recovery contributed to another positive year for the high quality fixed income market. For the first time in more than three decades, intermediate and long-term Treasuries rallied at the same time the Federal Reserve raised the federal funds rate. This fact was reflected in a solid 5.53% total return for the Lehman Brothers Aggregate Bond Index -- the key proxy for the U.S. bond market.

Outlook

The U.S. economy continues to produce steady growth and appears to have overcome a series of weaker summer reports. The recovery has added job creation to its mix, and inflation, though sparking up from time-to-time, has not yet presented a serious threat. Equity returns will continue to grapple with three concerns: geopolitical risk, high-energy prices, and soft patches in the economic recovery. Counterbalancing these issues are corporate profit margins that are at their highest levels in several decades and elevated cash levels in company coffers that could spark substantial business investment, higher dividend rates, and stock buyback programs. From a price standpoint, stocks appear at the higher end of their historic valuation spectrum, and investors should expect more modest returns over a repeat of the late 1990s when the S&P 500 Index produced five straight years of greater than 20% gains.

Bond investors will be on the lookout for signs of higher inflation and the probability of higher overall market interest rates -- both more likely later in an economic recovery cycle. Of course, these same omens were cited at the beginning of 2004 with resulting positive returns along with the diversification benefits bonds provide to a portfolio. Despite many market experts predicting dire consequences for bond investors a year ago, the twelve-month period returns illustrate the benefits of adhering to a well-balanced portfolio made up of several different asset classes.

The past three quarters have produced economic growth in the 3-4% range, and we expect the economy will continue to expand at a similar pace. Caveats include higher energy prices, which could raise companies' costs and impinge on consumer spending. Another setback could involve the combination of higher inflation along with a weakening dollar, which would send interest rates up at a faster pace than the Federal Reserve has so far indicated. As always, unexpected events such as terrorist acts and global political conflicts can adversely impact the markets. Nevertheless, the world and the nation's financial markets have a way of absorbing news -- both good and bad -- and moving on.


[PHOTOS OMITTED: BRIAN J. FLANAGAN AND JAMES A. GROSSMAN]

Thrivent Technology Fund

Brian J. Flanagan (left) and James A. Grossman (right), Portfolio
Co-Managers

The Thrivent Technology Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

How did the Fund perform during the six-month period ended Oct. 31, 2004?

During the six-month period ended Oct. 31, 2004, the Thrivent Technology Fund produced a 2.50% total return, outperforming the 1.42% median return of its Lipper Inc. Science & Technology peer group. The Fund's market benchmark, the Goldman Sachs Technology Industry Composite Index, returned 1.34% during the period.

What market conditions were present during the period?

At the outset of 2004, estimates for technology companies had become more realistic and hopes were high for their growth potential. This optimism, however, was soon dampened as concerns about inventories weighed heavily on the market.

In the spring of 2004, those concerns were realized as many technology companies began to preannounce earnings shortfalls. Inventory issues led to larger concerns that the tech cycle had reached its conclusion. The jury is still out on whether this slowdown is indeed the end of the cycle or simply a market adjustment to account for the increased inventory.

During the period, semiconductors experienced one of the most severe declines. As contributing elements to so many different products, they are especially sensitive to slowdowns in other areas of the economy. In this case, semiconductor inventories rose sharply as this summer's general economic malaise took its toll on many industries.

What factors affected the Fund's performance?

The Fund's outperformance can be traced to positive stock selection in computers, peripherals, communications equipment, Internet software and services. In many cases, picking the correct stock was less important than avoiding the wrong ones -- something we did successfully during the period.

The key to the Fund's stock selection was our ongoing focus on fundamentals. In good times, there can be a temptation to not as dig deeply into individual stocks as in tough times. However, our philosophy is to consistently work hard to identify companies with a high potential to grow faster than their competition, regardless of the economic environment. During the period, Apple Computer was one of the companies that did just that and helped pace the fund's strong returns.

Negative influences on the Fund's relative performance included stocks in the semiconductor and health care segments.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology               80.2%
Consumer Discretionary                5.5%
Telecommunication Services            1.4%
Health Care                           1.3%
Industrials                           0.3%


Top 10 Holdings
(% of Portfolio)

Microsoft Corporation                                  5.8%
Dell, Inc.                                             4.7%
Cisco Systems, Inc.                                    3.9%
Apple Computer, Inc.                                   3.4%
Intel Corporation                                      3.0%
International Business Machines Corporation            2.9%
QUALCOMM, Inc.                                         2.9%
eBay, Inc.                                             2.8%
EMC Corporation                                        2.2%
Yahoo!, Inc.                                           2.1%

Footnote reads:
These common stocks represent 33.7% of the total investment portfolio.



Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


What is your outlook?

Early in 2004, small cap technology stocks and, in particular, semiconductors, were hit hard by a failure to meet aggressive earnings estimates. Since then, however, these expectations have been reset and look to be more achievable, particularly in the large cap space. While this may not result in a massive rebound for technology stocks, they should start to respond favorably once the results of the current earning season are known -- perhaps leading to an additional resetting of expectations.

We anticipate that IT spending will grow more slowly in 2005 than it has in recent years. That belief, in concert with continuing high inventory levels, leads us to do more of the same in the coming months. We will focus as much as possible on stock selection while avoiding any large sector bets.

Although we will seek value from all market capitalization segments, the Fund remains tilted toward large cap companies as they appear much more capable of realizing their estimates in uncertain economic conditions. Overall, good stock selection is critical, as the anticipated recovery will not equally benefit all companies within the technology sector.

                                      Portfolio Facts
                                  As of October 31, 2004

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            AATSX               BBTSX                 N/A
Transfer Agent ID                   028                 078                 098
Net Assets                  $42,507,383          $4,012,190          $2,957,724
NAV                               $3.28               $3.16               $3.42
NAV -- High+         6/30/2004 -- $3.44  6/30/2004 -- $3.32  6/30/2004 -- $3.58
NAV -- Low+          8/12/2004 -- $2.81  8/12/2004 -- $2.72  8/12/2004 -- $2.93

Number of Holdings: 106     +For the period ended October 31, 2004



              Average Annual Total Returns 2
                 As of October 31, 2004
                                                     From
                                                Inception
Class A1                             1-Year      7/1/2000
-----------------------------------------------------------
without sales charge                (0.61%)      (22.69%)
with sales charge                   (6.02%)      (23.69%)

                                                     From
                                                Inception
Class B1                             1-Year      7/1/2000
-----------------------------------------------------------
without sales charge                (1.25%)      (23.35%)
with sales charge                   (5.20%)      (23.53%)

                                                     From
                                                Inception
Institutional Class                  1-Year      7/1/2000
-----------------------------------------------------------
Net Asset Value                       0.29%      (21.94%)



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*2

                                   Goldman
                                   Sachs
                                   Technology
                                   Industry     Consumer
                    Technology     Composite    Price
    Date            Fund           Index***     Index**
-----------------------------------------------------------
     July 1, 2000       9,450      10,000      10,000
             2000       9,148       9,440      10,017
             2000      10,792      10,668      10,029
             2000       9,497       8,940      10,081
             2000       8,410       8,265      10,099
             2000       6,048       6,372      10,104
             2000       5,963       5,826      10,099
             2001       6,653       6,782      10,163
             2001       4,697       4,902      10,203
             2001       3,922       4,221      10,226
             2001       4,848       5,027      10,267
             2001       4,630       4,827      10,313
             2001       4,678       4,840      10,331
             2001       4,215       4,495      10,302
             2001       3,648       3,910      10,302
             2001       2,835       3,119      10,348
             2001       3,279       3,620      10,313
             2001       3,789       4,237      10,296
             2001       3,752       4,163      10,255
             2002       3,686       4,158      10,279
             2002       3,147       3,603      10,319
             2002       3,383       3,859      10,377
             2002       2,977       3,386      10,435
             2002       2,816       3,248      10,435
             2002       2,419       2,789      10,441
             2002       2,174       2,507      10,453
             2002       2,117       2,474      10,488
             2002       1,767       2,033      10,505
             2002       2,126       2,477      10,531
             2002       2,504       2,911      10,531
             2002       2,136       2,486      10,508
             2003       2,136       2,464      10,554
             2003       2,174       2,502      10,636
             2003       2,145       2,474      10,700
             2003       2,363       2,732      10,676
             2003       2,608       3,037      10,659
             2003       2,618       3,029      10,671
             2003       2,769       3,203      10,682
             2003       2,920       3,424      10,723
             2003       2,844       3,374      10,758
             2003       3,119       3,704      10,746
             2003       3,166       3,775      10,717
             2003       3,241       3,834      10,705
             2004       3,364       4,014      10,758
             2004       3,317       3,900      10,816
             2004       3,232       3,792      10,885
             2004       3,024       3,571      10,920
             2004       3,166       3,769      10,984
             2004       3,251       3,862      11,019
             2004       2,920       3,496      11,002
             2004       2,816       3,322      11,007
             2004       2,930       3,437      11,031
 October 29, 2004      $3,100      $3,619     $11,089


Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. The Fund primarily invests in technology-related industries; as a consequence, the Fund may be subject to greater price volatility than a fund investing in a broad range of industries. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and Goldman Sachs Technology Industry Composite Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The Goldman Sachs Technology Industry Composite Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.



[GRAPHIC OMITTED: T. ROWE PRICE]

Thrivent Partner Small Cap Value Fund

Subadvised by T. Rowe Price Associates, Inc.

The Thrivent Partner Small Cap Value Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of small company common stock and securities convertible into small company common stocks.

How did the Fund perform during the six-month period ended Oct. 31, 2004?

During the six months, the Thrivent Partner Small Cap Value Fund performed well as small-cap, value-oriented stocks continued to turn in strong results. The Fund posted a return of 7.60% over the period, outpacing the median return of 6.08% for its peer group, as represented by the Lipper Small Cap Value Funds Category. On the other hand, the Fund slightly underperformed its benchmark, the Russell 2000 Value Index, which gained 8.16% over the same timeframe.

What market conditions were present during the period?

In addition to providing excellent absolute returns, small-cap value stocks also outperformed the other major equity asset classes, including both the large-capitalization and the growth-oriented segments of the market. A number of factors led to this outperformance, particularly among value-oriented stocks. For example, energy-related stocks showed continued strength as oil prices advanced to their highest levels in years. Also, global commodity prices were higher, supporting strong returns in the materials segment of the market. The industrial sector performed well as the ongoing economic recovery fostered an improved environment for capital spending. Finally, low interest rates provided an excellent backdrop for continued good returns for financial stocks.

What factors affected the Fund's performance?

The Fund slightly underperformed its market benchmark, the Russell 2000 Value Index, as a result of transaction costs and fees not applicable to an unmanaged index. On the other hand, the Fund's outperformance versus its peer group resulted from good decisions regarding sector weightings as well as strong stock selection. In particular, larger-than-index weightings and advantageous stock selection in the industrial and financial sectors, two areas providing above-average results, led to significant excess returns for the Fund. Holdings in the materials segment of the Fund also were a positive contributor for its returns. Our weakest area of relative performance was in energy stocks, a sector that provided returns substantially above the small-cap value market as a whole. Therefore, even the sub-par returns from the Fund's energy holdings were significantly better than those of the average small-cap value stock. A small weighting in the information technology sector along with good stock selection there was another factor in our favorable performance.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                           19.5%
Industrials                          18.6%
Consumer Discretionary               12.3%
Materials                             8.7%
Information Technology                8.3%
Energy                                6.9%
Health Care                           5.1%
Utilities                             2.4%
Consumer Staples                      0.9%
Telecommunication Services            0.5%


Top 10 Holdings
(% of Portfolio)

Landstar System, Inc.                  2.9%
Texas Regional Bancshares, Inc         1.9%
East West Bancorp, Inc.                1.7%
Aaron Rents, Inc.                      1.6%
First Republic Bank                    1.4%
Matthews International Corporation     1.3%
Silicon Valley Bancshares              1.3%
ProAssurance Corporation               1.3%
Franklin Electric Company, Inc         1.2%
Encore Acquisition Company             1.2%

Footnote reads:
These common stocks represent 15.8% of the total investment portfolio.


Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

What is your outlook?

Our outlook calls for the economy to continue to expand through 2004 and into 2005. The expansion should benefit well-run businesses, particularly those where sales growth is more sensitive to changing economic conditions. The Federal Reserve Board has been quite clear that it will maintain its regimen of monetary policy tightening at a measured pace, and we still believe the economy can continue to generate 3 to 4% growth.
Although we see no warning signs at this juncture, we think the period of small-cap stock outperformance is long in the tooth. The valuations of stocks in this segment of the market are no longer as compelling versus large-cap stocks.

                                      Portfolio Facts
                                  As of October 31, 2004

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            AALVX               BBSVX                 N/A
Transfer Agent ID                   032                 082                 099
Net Assets                  $61,367,070          $5,357,810         $13,324,738
NAV                              $14.27              $13.88              $14.67
NAV -- High+        10/6/2004 -- $14.46 10/6/2004 -- $14.08 10/6/2004 -- $14.85
NAV -- Low+          8/6/2004 -- $12.73  8/6/2004 -- $12.41  8/6/2004 -- $13.06

Number of Holdings: 118      +For the period ended October 31, 2004



                         Average Annual Total Returns 2
                              As of October 31, 2004

                                                     From
                                                Inception
Class A1                             1-Year     7/17/2001
-----------------------------------------------------------
without sales charge                 19.97%        12.43%
with sales charge                    13.36%        10.52%

                                                     From
                                                Inception
Class B1                             1-Year     7/17/2001
-----------------------------------------------------------
without sales charge                 18.81%        11.51%
with sales charge                    14.81%        11.04%

                                                     From
                                                Inception
Institutional Class                  1-Year     7/17/2001
-----------------------------------------------------------
Net Asset Value                      20.88%        13.36%



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]


Value of a $10,000 Investment
Class A Shares*2


                       Partner     Russell
                       Small Cap   2000        Consumer
                       Value       Value       Price
Date                   Fund        Index**     Index***
--------------------------------------------------------
    July 17, 2001       9,450      10,000      10,000
             2001       9,667       9,975       9,972
             2001       9,526       9,940       9,972
             2001       8,439       8,843      10,017
             2001       8,949       9,074       9,983
             2001       9,346       9,726       9,966
             2001      10,074      10,321       9,927
             2002      10,357      10,458       9,949
             2002      10,244      10,522       9,989
             2002      10,953      11,310      10,045
             2002      11,009      11,708      10,101
             2002      10,773      11,321      10,101
             2002      10,283      11,070      10,107
             2002       8,790       9,425      10,118
             2002       8,742       9,384      10,152
             2002       8,143       8,713      10,169
             2002       8,210       8,844      10,194
             2002       8,866       9,550      10,194
             2002       8,524       9,142      10,171
             2003       8,248       8,885      10,216
             2003       8,105       8,586      10,295
             2003       8,133       8,678      10,357
             2003       8,875       9,502      10,334
             2003       9,665      10,472      10,318
             2003       9,903      10,650      10,329
             2003      10,455      11,181      10,340
             2003      10,997      11,605      10,379
             2003      10,750      11,472      10,413
             2003      11,587      12,408      10,402
             2003      12,072      12,884      10,374
             2003      12,576      13,350      10,363
             2004      12,966      13,812      10,413
             2004      13,289      14,079      10,469
             2004      13,347      14,274      10,537
             2004      12,918      13,536      10,571
             2004      13,004      13,699      10,633
             2004      13,599      14,395      10,666
             2004      13,082      13,733      10,649
             2004      13,014      13,868      10,655
             2004      13,647      14,416      10,677
 October 29, 2004     $13,901     $14,640     $10,734


Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Russell 2000 Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 2000 Value Index is an index comprised of companies with a greater than average value orientation within the Russell 2000 Index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[PHOTO OMITTED: CHRISTOPHER J. SERRA]

Thrivent Small Cap Stock Fund

Christopher J. Serra, Portfolio Manager

The Thrivent Small Cap Stock Fund seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

How did the Fund perform during the six-month period ended Oct. 31, 2004?

During the six-month period ended Oct. 31, 2004, the Thrivent Small Cap Stock Fund produced a 5.88% return, outperforming the 4.69% median return of its Lipper Inc. Small Cap Core Funds peer group. By comparison, the Russell 2000 Index returned 4.91% during the period, and the S&P SmallCap 600 Index returned 7.66%.

What market conditions were present during the period?

The outset of the six-month period ushered in a transition from consumer spending to capital spending as corporate America, awash in cash, finally began to spend some of it. Industrial and commodity oriented companies are direct beneficiaries of this spending improvement, which supported strong returns throughout the period in certain segments.

Although interest rates did rise during the period, they didn't rise as rapidly as many expected. Overall, the rate environment remains relatively benign and, on an absolute basis, is still very low. The lack of an interest-rate headwind, paired with strong economic growth, were other important factors that resulted in conditions conducive to earnings growth -- especially for small-cap stocks.

The end of the lower quality stock rally was also punctuated during the period as high quality names produced stronger returns as the period progressed.

What factors affected the Fund's performance?

The key to the Fund's outperformance relative to its peers during the period was stock selection. However, the secret to success was less about picking the right stocks than it was about avoiding the wrong ones. Such an environment complements our focus on higher quality companies.

In the information technology sector, this approach served us well during the period as the Fund significantly outperformed its peers. In an area that saw drops as drastic as 60 percent, the Fund benefited from stocks that rose more than 100 percent. Our belief that valuations are as significant in the technology sector as they are in any other sector helped pace the Fund's overall performance -- particularly versus the Russell 2000 Index.

The Fund's relative outperformance versus its peers can also be traced to strong returns generated by stocks in the health care and consumer sectors. Once again, our ability to avoid the wrong stocks in these sectors was the impetus for this strong showing.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Industrials                          15.2%
Financials                           14.7%
Information Technology               13.3%
Consumer Discretionary               13.1%
Health Care                          10.4%
Energy                                6.0%
Materials                             5.2%
Consumer Staples                      2.3%
Utilities                             1.7%


Top 10 Holdings
(% of Portfolio)

Global Payments, Inc.                  0.8%
Genlyte Croup, Inc.                    0.8%
Energen Corporation                    0.8%
Plexus Corporation                     0.7%
MSC Industrial Direct Company, Inc.    0.7%
Wind River Systems, Inc.               0.7%
International Speedway Corporation     0.7%
Cooper Companies, Inc.                 0.6%
HCC Insurance Holdings, Inc.           0.6%
Advanced Medical Optics, Inc.          0.6%

Footnote reads:
These common stocks represent 7.0% of the total investment portfolio.


Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


The Fund underperformed the S&P SmallCap 600 Index for two reasons. First, unlike the Index, the Fund held a moderate cash position for liquity and transactional purposes, which, in a rising market, created a drag on portfolio returns. Second, the Fund's holdings in the biotech segment did not perform as well as those in the Index.

What is your outlook?

Generally, we remain optimistic about the market overall and, in particular, about the prospects for small-cap stocks. However, in addition to the now constant specter of geopolitical uncertainty, there are risks that threaten this outlook. Energy prices, with oil selling at more than $50 a barrel, lead the list of threats to continued growth. If oil prices remain high, they will continue to function as a veritable tax on consumers both at the gas pump and in their heating costs this winter.

We also have concerns about the consumer economy and job growth. Ideally, the shift to capital spending earlier in the year should reap benefits for consumers via new jobs and improved wages. That, in turn, should help spur a rebound in consumer spending.

While that hasn't occurred, we anticipate that it will. Despite a slowdown, earnings growth remains strong and maintains a very healthy rate at this point in an economic recovery. If the consumer economy does indeed improve through job growth, the economic recovery should be self-sustaining and provide a solid growth environment for all classes of equities and, in particular, small-cap stocks.

                                     Portfolio Facts
                                  As of October 31, 2004

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            AASMX               BBSMX                 N/A
Transfer Agent ID                   024                 074                 094
Net Assets                 $397,346,936         $25,117,585         $11,590,252
NAV                              $16.39              $15.11              $17.21
NAV -- High+        6/29/2004 -- $17.06 6/29/2004 -- $15.86 6/29/2004 -- $17.83
NAV -- Low+         8/12/2004 -- $14.54 8/12/2004 -- $13.44 8/12/2004 -- $15.25

Number of Holdings: 230      +For the period ended October 31, 2004



                        Average Annual Total Returns 2
                            As of October 31, 2004

                                                                   From
                                                              Inception
Class A1                             1-Year        5-Year      7/1/1996
-----------------------------------------------------------------------
without sales charge                 16.32%        12.97%        10.36%
with sales charge                     9.91%        11.70%         9.61%

                                                                   From
                                                              Inception
Class B1                             1-Year        5-Year      1/8/1997
-----------------------------------------------------------------------
without sales charge                 15.04%        11.80%         8.50%
with sales charge                    11.04%        11.80%         8.50%

                                                                   From
                                                              Inception
Institutional Class                  1-Year        5-Year    12/29/1997
-----------------------------------------------------------------------
Net Asset Value                      16.96%        13.70%         9.25%



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*2


                    Small Cap       Russell    Consumer
                    Stock           2000       Price
Date                Fund            Index**    Index***
----------------------------------------------------------
     July 1, 1996       9,450      10,000      10,000
             1996       9,025       9,100      10,019
             1996      10,159       9,628      10,038
             1996      10,622      10,005      10,070
             1996      10,282       9,851      10,102
             1996      10,518      10,257      10,121
             1996      10,840      10,525      10,121
             1997      10,878      10,736      10,153
             1997      10,404      10,476      10,185
             1997       9,736       9,981      10,211
             1997       9,523      10,009      10,223
             1997      10,975      11,122      10,217
             1997      11,730      11,600      10,230
             1997      12,262      12,139      10,243
             1997      12,640      12,417      10,262
             1997      13,578      13,326      10,287
             1997      13,027      12,741      10,313
             1997      12,901      12,658      10,306
             1997      12,666      12,880      10,294
             1998      12,453      12,676      10,313
             1998      13,491      13,613      10,332
             1998      13,929      14,174      10,351
             1998      14,092      14,252      10,370
             1998      13,013      13,484      10,389
             1998      13,033      13,512      10,402
             1998      12,290      12,417      10,415
             1998       9,500      10,006      10,428
             1998      10,253      10,789      10,440
             1998      10,783      11,230      10,466
             1998      11,597      11,818      10,466
             1998      12,351      12,550      10,459
             1999      12,425      12,716      10,485
             1999      11,177      11,686      10,498
             1999      10,967      11,869      10,530
             1999      11,418      12,932      10,606
             1999      11,649      13,121      10,606
             1999      12,121      13,714      10,606
             1999      12,299      13,338      10,638
             1999      11,733      12,845      10,664
             1999      11,733      12,847      10,715
             1999      11,670      12,900      10,734
             1999      12,550      13,670      10,740
             1999      13,976      15,218      10,740
             2000      13,379      14,973      10,766
             2000      15,444      17,445      10,830
             2000      15,633      16,295      10,919
             2000      15,308      15,314      10,925
             2000      15,203      14,421      10,932
             2000      16,283      15,679      10,996
             2000      15,360      15,174      11,015
             2000      17,038      16,332      11,027
             2000      17,028      15,852      11,085
             2000      16,640      15,145      11,104
             2000      14,805      13,589      11,110
             2000      16,472      14,757      11,104
             2001      17,458      15,525      11,174
             2001      16,288      14,507      11,219
             2001      15,253      13,797      11,244
             2001      16,497      14,876      11,289
             2001      17,002      15,242      11,340
             2001      17,517      15,768      11,359
             2001      17,244      14,915      11,327
             2001      16,810      14,433      11,327
             2001      14,630      12,491      11,378
             2001      15,745      13,221      11,340
             2001      16,810      14,245      11,321
             2001      17,963      15,124      11,276
             2002      17,913      14,966      11,302
             2002      17,232      14,556      11,347
             2002      18,396      15,727      11,410
             2002      18,359      15,870      11,474
             2002      17,777      15,165      11,474
             2002      16,637      14,413      11,481
             2002      14,407      12,237      11,493
             2002      14,444      12,206      11,532
             2002      13,453      11,330      11,551
             2002      13,837      11,693      11,580
             2002      14,841      12,736      11,580
             2002      14,060      12,029      11,554
             2003      13,689      11,697      11,605
             2003      13,342      11,344      11,695
             2003      13,255      11,490      11,765
             2003      14,308      12,578      11,739
             2003      15,559      13,927      11,720
             2003      15,906      14,181      11,733
             2003      16,724      15,067      11,746
             2003      17,752      15,758      11,790
             2003      17,083      15,468      11,829
             2003      18,483      16,766      11,816
             2003      19,201      17,361      11,784
             2003      19,709      17,715      11,771
             2004      20,378      18,486      11,829
             2004      20,849      18,651      11,893
             2004      20,923      18,825      11,969
             2004      20,304      17,865      12,008
             2004      20,452      18,153      12,078
             2004      21,275      18,918      12,116
             2004      20,226      17,645      12,097
             2004      20,016      17,553      12,103
             2004      20,948      18,377      12,129
 October 29, 2004     $21,498     $18,743     $12,193


Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the S&P SmallCap 600 Index, the Russell 2000 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 2000 Index is an index comprised of the 2,000 smaller companies in the Russell 3000 index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Small Cap Index Fund

Kevin R. Brimmer, Portfolio Manager

The Thrivent Small Cap Index Fund seeks capital growth that tracks the performance of the S&P Small Cap 600 Index by investing primarily in common stocks of the Index.

How did the Fund perform during the six-month period ended Oct. 31, 2004?

For the six-month period ended Oct. 31, 2004, we are pleased to report that we achieved the Fund's objective of providing results in line with the S&P SmallCap 600 Index, after fees and expenses. The Thrivent Small Cap Index Fund returned 7.11% for the period while the S&P SmallCap 600 gained 7.66%. By comparison, the Fund's peer group, as represented by the Lipper Small Cap Core Funds Category, posted a median return of 4.69% over the same time frame.

What market conditions were present during the period?

The stock market produced modest gains over the six months, an impressive feat considering the price of oil rose to more than $50 per barrel. As has typically been the case at the beginning of an economic recovery, smaller-sized companies produced stronger returns than larger ones. Investors appeared to be in a holding pattern during the period, as they waited to find out the results from the November presidential election. Therefore, volatility -- which has been very high in recent years -- was historically low throughout the six months.

Growth- and value-oriented stocks in the S&P Small Cap 600 Index performed in line with each other during the six-month period. On a sector basis, the best performers included financials, industrials, materials and energy. Financial stocks continued to profit from the relatively low level of interest rates. Companies in the industrials, materials and energy sectors benefited from strong demand and limited supply as the economic environment strengthened.

Only one sector, consumer staples, turned in negative absolute returns for the period. The underperformance of consumer staple stocks was not surprising given that this sector typically does poorly in an expanding economy.

What factors affected the Fund's performance?

Because we use an indexing approach to manage the Fund, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P SmallCap 600 Index, while keeping transaction costs to a minimum. The S&P SmallCap 600 Index is the most widely used gauge of small-sized companies and covers all major market sectors. As is typically the case with index funds, variances in performance relative to the Index are a result of expenses, transaction costs and minor differences in portfolio composition.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Industrials                          15.5%
Consumer Discretionary               13.6%
Financials                           13.0%
Information Technology               12.9%
Health Care                           9.9%
Materials                             5.0%
Energy                                4.7%
Utilities                             3.5%
Consumer Staples                      2.7%
Telecommunication Services            0.3%


Top 10 Holdings
(% of Portfolio)

NVR, Inc.                                0.6%
New Century Financial Corporation        0.4%
Polaris Industries, Inc.                 0.4%
M.D.C. Holdings, Inc.                    0.4%
Pharmaceutical Product Development Inc.  0.4%
Yellow Roadway Corporation               0.4%
Medicis Pharmaceutical Corporation       0.4%
Roper Industries, Inc.                   0.4%
Cooper Companies, Inc.                   0.4%
Florida Rock Industries, Inc.            0.4%

Footnote reads:
These common stocks represent 4.2% of the total investment portfolio.



Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.



What is your outlook?

We are cautiously optimistic about our outlook for the stock market in the near term. On the positive side, the economy is growing, the job market is improving and inflation appears to be contained. Also, despite its recent campaign to raise interest rates, the Federal Reserve Board has made the changes at a measured pace. On the negative side, ever-present geopolitical concerns, even higher oil prices and a dramatic slowdown in consumer spending present the strongest potential headwinds for continued economic growth. Now that the November elections are behind us, we believe market volatility will increase again over the next few months back in line with historical averages. However, the Thrivent Small Cap Index Fund should experience lower volatility due to its broad diversification and exposure to all the market sectors.

               Portfolio Facts
           As of October 31, 2004
                                A Share
                     ------------------
Ticker                            AALSX
Transfer Agent ID                   029
Net Assets                  $35,381,233
NAV                              $12.63
NAV -- High+        6/29/2004 -- $13.03
NAV -- Low+         8/13/2004 -- $11.22

Number of Holdings: 603   +For the period ended October 31, 2004


               Average Annual Total Returns 2
                  As of October 31, 2004

                                                     From
                                                Inception
Class A1                             1-Year      7/1/2000
-----------------------------------------------------------
without sales charge                 15.57%         7.14%
with sales charge                     9.25%         5.76%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*2

                        Small Cap S&P          Consumer
                        Index     SmallCap     Price
Date                    Fund      600 Index**  Index***
----------------------------------------------------------
     July 1, 2000       9,450      10,000      10,000
             2000       9,063       9,637      10,017
             2000       9,856      10,491      10,029
             2000       9,573      10,206      10,081
             2000       9,620      10,269      10,099
             2000       8,609       9,200      10,104
             2000       9,633      10,334      10,099
             2001       9,996      10,777      10,163
             2001       9,365      10,119      10,203
             2001       8,926       9,655      10,226
             2001       9,585      10,391      10,267
             2001       9,748      10,590      10,313
             2001      10,084      10,978      10,331
             2001       9,901      10,794      10,302
             2001       9,671      10,548      10,302
             2001       8,373       9,122      10,348
             2001       8,796       9,609      10,313
             2001       9,411      10,312      10,296
             2001      10,036      11,009      10,255
             2002      10,103      11,105      10,279
             2002       9,930      10,914      10,319
             2002      10,690      11,777      10,377
             2002      10,978      12,109      10,435
             2002      10,507      11,608      10,435
             2002       9,950      11,008      10,441
             2002       8,558       9,453      10,453
             2002       8,645       9,543      10,488
             2002       8,113       8,959      10,505
             2002       8,365       9,245      10,531
             2002       8,780       9,726      10,531
             2002       8,481       9,399      10,508
             2003       8,181       9,076      10,554
             2003       7,910       8,785      10,636
             2003       7,968       8,854      10,700
             2003       8,597       9,573      10,676
             2003       9,283      10,344      10,659
             2003       9,515      10,613      10,671
             2003       9,999      11,165      10,682
             2003      10,473      11,708      10,723
             2003      10,163      11,364      10,758
             2003      11,024      12,349      10,746
             2003      11,430      12,816      10,717
             2003      11,633      13,043      10,705
             2004      11,963      13,418      10,758
             2004      12,186      13,676      10,816
             2004      12,322      13,856      10,885
             2004      11,895      13,396      10,920
             2004      12,070      13,601      10,984
             2004      12,720      14,354      11,019
             2004      12,014      13,568      11,002
             2004      11,903      13,449      11,007
             2004      12,519      14,158      11,031
 October 29, 2004     $12,741     $14,422     $11,089


Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the S&P SmallCap 600 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. "S&P SmallCap 600 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[PHOTOS OMITTED: BRIAN L. THORKELSON AND ANDREA J. THOMAS]

Thrivent Mid Cap Growth Fund

Brian L. Thorkelson (left) and Andrea J. Thomas (right), Portfolio
Co-Managers
The Thrivent Mid Cap Growth Fund seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.

How did the Fund perform during the 12-month period ended Oct. 31, 2004?

During the 12-month period ended Oct. 31, 2004, the Thrivent Mid Cap Growth Portfolio produced a 3.24% return while its Lipper Inc. Mid Cap Growth Funds peer group produced a 5.45% median return. Its market benchmark, the Russell Midcap Growth Index, returned 8.77% during the period.

What market conditions were present during the period?

During the period, improved economic performance was intermittently met with diminished expectations stemming from rising crude oil prices, the Iraq conflict and U.S. presidential election rhetoric.

Early in the period, when economic optimism was plentiful, small-cap stocks, which we classify as companies with market capitalizations of $500 million to $2 billion, garnered a 6.5% return. Mid cap stocks, on the other hand, those which we classify as $2 billion to $10 billion companies, realized a 3.5% gain. In addition, traditional growth sectors, particularly technology and certain health care segments, provided disappointing returns in an environment that favored more cyclical and commodity-based companies.

What factors affected the Fund's performance?

We began 2004 with a belief that the small cap rally -- which began and persevered throughout most of 2003 -- would subside in 2004 and allow mid- and large-cap stocks to reassert their value. While that indeed occurred, it was not before small cap stocks extended their explosive rally into the early months of 2004. The Fund maintains minimal exposure to lower-quality, smaller capitalization stocks. Therefore, the bulk of the Portfolio's underperformance can be traced to this first quarter discrepancy between small- and mid-cap stocks. Despite efforts late in 2003 to minimize the Fund's underexposure to lower quality segments of the market, we could not insulate the Fund from a remarkable early year rally by these segments.

Throughout the period, the Fund benefited from its energy sector holdings, which rose strongly as oil prices surged to unexpected levels. The Fund also earned positive relative gains from the materials sector, including gold and copper.



[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology               22.9%
Consumer Discretionary               17.8%
Health Care                          17.7%
Industrials                           9.3%
Financials                            7.4%
Energy                                5.4%
Materials                             2.5%
Telecommunication Services            1.9%
Consumer Staples                      1.5%
Utilities                             0.3%


Top 10 Holdings
(% of Portfolio)

Juniper Networks, Inc.                 0.9%
Coach, Inc.                            0.8%
Fisher Scientific International, Inc.  0.8%
Microchip Technology, Inc.             0.7%
C.H. Robinson Worldwide, Inc.          0.7%
Nextel Partners, Inc.                  0.7%
Royal Caribbean Cruises, Ltd.          0.7%
Comverse Technology, Inc.              0.6%
Corporate Executive Board Company      0.6%
Marvell Technology Group, Ltd.         0.6%

Footnote reads:
These common stocks represent 7.1% of the total investment portfolio.



Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


What is your outlook?

The market continues to bide its time, remaining an interested and cautious observer of the events in Iraq and possible terrorist attacks. In addition, there are fears that high oil prices will negatively impact consumer spending and lead to economic stagnation.

We are cautiously optimistic as we look ahead. The swift resolution to the U.S. presidential election has eliminated one element of uncertainty for the market. We also believe that oil prices will soon reach their peak and that rates will remain low enough to provide sufficient consumer-spending incentive to keep the economy moving in the right direction.

In this type of environment we feel growth stocks provide an attractive opportunity relative to those companies that require high degrees of cyclical leverage for continued strong fundamental performance.

While the current conditions don't call for any strong sector bets, we are looking for opportunities to increase the Fund's health care exposure. At the same time, we have pared back the Fund's energy and financial holdings.

                                     Portfolio Facts
                                  As of October 31, 2004

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            LBMGX               LUGBX               LBMIX
Transfer Agent ID                    58                 358                 458
Net Assets                 $250,728,376         $44,997,626         $10,115,192
NAV                              $12.75              $12.05              $13.39
NAV -- High+         4/5/2004 -- $13.41  4/5/2004 -- $12.74  4/5/2004 -- $14.02
NAV -- Low+         8/13/2004 -- $11.28 8/13/2004 -- $10.68 8/13/2004 -- $11.82

Number of Holdings: 343     +For the year ended October 31, 2004




                         Average Annual Total Returns 2
                            As of October 31, 2004

                                                                   From
                                                              Inception
Class A1                             1-Year        5-Year     5/30/1997
-----------------------------------------------------------------------
without sales charge                  3.24%         2.04%         6.95%
with sales charge                   (2.45%)         0.90%         6.13%

                                                                   From
                                                              Inception
Class B1                             1-Year        5-Year    10/31/1997
-----------------------------------------------------------------------
without sales charge                  2.29%         1.25%         5.13%
with sales charge                   (1.71%)         1.25%         5.13%

                                                                   From
                                                              Inception
Institutional Class                  1-Year        5-Year    10/31/1997
-----------------------------------------------------------------------
Net Asset Value                       4.04%         2.93%         6.43%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*2

                                   Russell
                       Mid Cap     MidCap      Consumer
                       Growth      Growth      Price
 Date                  Fund        Index**     Index***
--------------------------------------------------------
     May 31, 1997       9,450      10,000      10,000
             1997       9,828      10,277      10,012
             1997      10,461      11,260      10,025
             1997      10,359      11,151      10,044
             1997      10,911      11,715      10,069
             1997      10,553      11,128      10,094
             1997      10,400      11,245      10,087
             1997      10,638      11,393      10,075
             1998      10,486      11,188      10,094
             1998      11,432      12,240      10,112
             1998      11,900      12,753      10,131
             1998      11,987      12,926      10,150
             1998      11,345      12,394      10,169
             1998      11,682      12,745      10,181
             1998      11,127      12,199      10,194
             1998       8,843       9,871      10,206
             1998       9,431      10,617      10,219
             1998       9,996      11,399      10,244
             1998      10,725      12,168      10,244
             1998      11,867      13,428      10,237
             1999      12,313      13,831      10,262
             1999      11,595      13,154      10,275
             1999      12,313      13,887      10,306
             1999      12,748      14,520      10,381
             1999      12,596      14,333      10,381
             1999      13,553      15,334      10,381
             1999      13,390      14,845      10,412
             1999      13,140      14,691      10,437
             1999      13,107      14,566      10,487
             1999      14,064      15,692      10,506
             1999      15,087      17,317      10,512
             1999      17,590      20,316      10,512
             2000      17,320      20,312      10,537
             2000      21,571      24,582      10,600
             2000      21,043      24,607      10,687
             2000      19,603      22,219      10,693
             2000      18,726      20,599      10,700
             2000      19,929      22,785      10,762
             2000      19,457      21,342      10,781
             2000      21,841      24,561      10,793
             2000      21,549      23,360      10,849
             2000      20,570      21,761      10,868
             2000      18,433      17,032      10,874
             2000      19,702      17,929      10,868
             2001      19,787      18,953      10,937
             2001      16,821      15,675      10,981
             2001      14,953      13,431      11,006
             2001      16,931      15,670      11,049
             2001      16,894      15,597      11,099
             2001      16,748      15,605      11,118
             2001      16,076      14,553      11,087
             2001      15,027      13,498      11,087
             2001      13,000      11,267      11,137
             2001      13,952      12,451      11,099
             2001      15,088      13,792      11,081
             2001      15,637      14,316      11,037
             2002      15,136      13,851      11,062
             2002      14,502      13,066      11,106
             2002      15,307      14,063      11,168
             2002      14,807      13,319      11,221
             2002      14,416      12,921      11,221
             2002      13,122      11,495      11,228
             2002      11,865      10,379      11,240
             2002      11,767      10,342      11,278
             2002      10,962       9,521      11,296
             2002      11,609      10,258      11,325
             2002      12,353      11,061      11,325
             2002      11,548      10,393      11,300
             2003      11,340      10,291      11,350
             2003      11,206      10,201      11,437
             2003      11,328      10,391      11,506
             2003      12,134      11,099      11,481
             2003      13,183      12,167      11,462
             2003      13,379      12,340      11,475
             2003      13,769      12,781      11,487
             2003      14,477      13,485      11,531
             2003      13,952      13,223      11,569
             2003      15,075      14,289      11,556
             2003      15,344      14,672      11,525
             2003      15,442      14,832      11,512
             2004      15,771      15,321      11,569
             2004      15,893      15,578      11,631
             2004      15,857      15,549      11,706
             2004      15,234      15,110      11,744
             2004      15,527      15,466      11,812
             2004      15,869      15,712      11,850
             2004      14,782      14,672      11,831
             2004      14,477      14,491      11,837
             2004      15,063      15,032      11,862
 October 29, 2004     $15,564     $15,542     $11,925


Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the the Russell Midcap Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell Mid Cap Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values, within the Russell Midcap Index. It is not possible to invest directly in the Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses, or taxes.


[PHOTOS OMITTED: BRIAN J. FLANAGAN AND JOHN E. HINTZ]

Thrivent Mid Cap Stock Fund

Brian J. Flanagan (left) and John E. Hintz (right), Portfolio Co-Managers The Thrivent Mid Cap Stock Fund seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

How did the Fund perform during the six-month period ended Oct. 31, 2004?

The six months ended Oct. 31, 2004 marked another period of strong results for mid-cap stocks and the Thrivent Mid Cap Stock Fund. The Fund gained 5.59% for the period, outperforming its peer group, as represented by the Lipper Mid Cap Core Funds Category, which posted a median return of 4.29%. It also outpaced its benchmark, the S&P MidCap 400 Index, which returned 3.83% over the same time frame.

What market conditions were present during the period?

During the six-month period, small- and mid-sized companies in general continued to outpace larger-sized companies by a narrow margin. However, in contrast to last year when a rising tide lifted all boats, this period of outperformance was much more selective. The best-performing areas of the market included the energy, materials, industrials and utilities sectors. As the U.S. economy strengthened, many companies in these sectors reaped rewards brought on by strong demand and limited supply. Only the consumer staples and health care sectors turned in negative returns on an absolute basis for the period.

What factors affected the Fund's performance?

The Fund gained the most on a relative basis from stock selection in technology, despite the fact that this sector did not perform that well overall. Specifically, our performance benefited from owning Apple Computer, one of our larger positions, and internet, software and services companies such as Verisign, Wind River and McAfee. The Fund was equal weight in industrials versus the index but again made gains with favorable security selection. In particular, we owned a number of strong-performing railroad and trucking stocks, including Canadian National Railway, Burlington Northern Santa Fe and Yellow Roadway. They benefited as the improving economy and rising oil and natural gas prices translated into a need for transporting more coal and other items to businesses and retailers.

Finally, we were rewarded for not owning any airline stocks, which struggled due to labor issues, high fuel costs and bankruptcies. Instead we had a higher-than-index weighting in aerospace and defense stocks such as Precision Cast Parts and Goodrich that deliver replacement parts to airlines for repairs.

The only area that meaningfully detracted from performance was the banking industry in the financial sector. Although our holdings had positive absolute performance, a number of takeovers took place during the period which we did not own. Typically in the case of a takeover, the stock price of the company being purchased goes up while the stock price of the company making the acquisition falls.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                           15.2%
Information Technology               14.2%
Consumer Discretionary               12.1%
Industrials                          10.2%
Energy                                8.6%
Health Care                           8.3%
Materials                             5.8%
Utilities                             4.1%
Consumer Staples                      2.5%
Telecommunication Services            0.7%


Top 10 Holdings
(% of Portfolio)

Nabors Industries, Ltd.                1.3%
HCC Insurance Holdings, Inc.           1.1%
Patterson-UTI Energy, Inc.             1.0%
Wind River Systems, Inc.               1.0%
PartnerRe, Ltd.                        0.9%
Ultra Petroleum Corporation            0.9%
Hershey Foods Corporation              0.9%
Apple Computer, Inc.                   0.9%
North Fork Bancorporation, Inc.        0.8%
Tyson Foods, Inc.                      0.8%

Footnote reads:
These common stocks represent 9.6% of the total investment portfolio.



Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.



What is your outlook?

As we move ahead, we have the Fund positioned with the largest weightings in the energy, materials and technology sectors. In the case of energy, we firmly believe that prices will stay high for some time because of a lack of capital investment for new wells, tankers, pipelines and refineries to keep pace with rising demand. The existing infrastructure is currently operating at close to 100% utilization rates with no slowing demand in sight. A similar story exists in the materials sector where adding enough supply and capacity to stay on top of increasing global demand, particularly from China and India, is proving to be a challenge.

The most underweighted sectors for the Fund compared to the benchmark are consumer discretionary and financials. Consumer spending faces a number of headwinds as the home refinancing boom has likely run its course, the benefits from last year's tax cuts have been realized and the costs for health care and home heating continue to skyrocket. In financials, stock valuations have increased significantly and we are not finding as many attractive opportunities.

As always, we will continue to look for attractive growth and value stocks for the Fund on a stock-by-stock basis. Because our outlook calls for more spending by industry and less by the consumer, we will look for company-specific opportunities that exploit this theme.

                                     Portfolio Facts
                                  As of October 31, 2004

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            AASCX               BBSCX                 N/A
Transfer Agent ID                   021                 083                 051
Net Assets                 $808,837,101         $26,995,422         $29,849,945
NAV                              $14.74              $13.42              $15.30
NAV -- High+        10/6/2004 -- $14.83 10/6/2004 -- $13.51 10/6/2004 -- $15.39
NAV -- Low+         8/12/2004 -- $13.26 8/12/2004 -- $12.10 8/12/2004 -- $13.75

Number of Holdings: 178      +For the period ended October 31, 2004




                         Average Annual Total Returns 2
                           As of October 31, 2004

Class A1                             1-Year        5-Year       10-Year
-----------------------------------------------------------------------
without sales charge                 12.26%         5.69%        10.18%
with sales charge                     6.12%         4.50%         9.56%

                                                                   From
                                                              Inception
Class B1                             1-Year        5-Year      1/8/1997
-----------------------------------------------------------------------
without sales charge                 11.00%         4.47%         6.02%
with sales charge                     7.00%         4.47%         6.02%

                                                                   From
                                                              Inception
Institutional Class                  1-Year        5-Year    12/29/1997
-----------------------------------------------------------------------
Net Asset Value                       0.74%         2.71%         3.32%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*2

                                   S&P
                       Mid Cap     MidCap      Consumer
                       Stock       400         Price
Date                   Fund        Index**     Index***
----------------------------------------------------------
 October 31, 1994       9,450      10,000      10,000
             1994       9,112      10,333      10,277
             1994       9,441      10,874      10,319
             1995       9,057      10,671      10,346
             1995       9,523      10,788      10,353
             1995       9,998      10,301      10,367
             1995       9,970      10,396      10,367
             1995      10,098      10,504      10,409
             1995      11,066      11,055      10,450
             1995      12,189      11,247      10,485
             1995      12,116      11,473      10,519
             1995      12,865      11,749      10,540
             1995      13,075      12,228      10,561
             1995      13,613      12,866      10,561
             1995      13,641      13,104      10,589
             1996      13,604      13,421      10,609
             1996      14,253      13,076      10,644
             1996      14,362      13,647      10,637
             1996      15,613      13,613      10,630
             1996      16,197      13,810      10,693
             1996      15,175      14,280      10,727
             1996      13,376      14,451      10,783
             1996      14,298      14,892      10,824
             1996      15,056      15,094      10,845
             1996      14,280      14,867      10,852
             1996      15,029      13,861      10,873
             1996      14,834      14,661      10,893
             1997      15,369      15,300      10,928
             1997      14,845      15,344      10,963
             1997      13,752      16,209      10,983
             1997      13,884      16,227      10,983
             1997      15,369      16,836      11,018
             1997      16,025      16,698      11,053
             1997      17,062      15,986      11,080
             1997      17,095      16,400      11,094
             1997      18,351      17,834      11,087
             1997      17,466      18,335      11,101
             1997      17,379      20,151      11,115
             1997      17,509      20,126      11,136
             1998      17,098      21,283      11,163
             1998      18,343      20,357      11,191
             1998      19,104      20,659      11,184
             1998      19,249      21,460      11,170
             1998      18,125      21,052      11,191
             1998      18,476      22,796      11,212
             1998      17,328      23,824      11,233
             1998      13,497      24,259      11,253
             1998      14,549      23,167      11,274
             1998      15,479      23,314      11,288
             1998      16,337      22,410      11,302
             1998      17,873      18,238      11,316
             1999      17,822      19,941      11,330
             1999      16,810      21,723      11,357
             1999      17,258      22,807      11,357
             1999      17,783      25,563      11,350
             1999      18,449      24,568      11,378
             1999      19,473      23,281      11,392
             1999      19,243      23,932      11,427
             1999      18,590      25,819      11,510
             1999      18,180      25,931      11,510
             1999      18,897      27,320      11,510
             1999      19,678      26,739      11,544
             1999      21,148      25,823      11,572
             2000      20,228      25,025      11,627
             2000      22,393      26,301      11,648
             2000      23,286      27,681      11,655
             2000      22,636      29,326      11,655
             2000      22,325      28,501      11,683
             2000      23,732      30,495      11,752
             2000      23,570      33,047      11,849
             2000      26,438      31,893      11,856
             2000      26,641      31,495      11,863
             2000      25,491      31,958      11,932
             2000      22,650      32,463      11,953
             2000      25,383      36,087      11,967
             2001      25,152      35,840      12,029
             2001      23,570      34,625      12,050
             2001      21,576      32,011      12,057
             2001      24,279      34,460      12,050
             2001      24,509      35,227      12,126
             2001      24,206      33,217      12,175
             2001      22,836      30,747      12,202
             2001      21,516      34,139      12,251
             2001      18,844      34,935      12,306
             2001      19,588      34,793      12,327
             2001      20,383      34,275      12,292
             2001      21,212      33,154      12,292
             2002      20,840      29,030      12,348
             2002      20,755      30,314      12,306
             2002      22,142      32,569      12,285
             2002      22,007      34,251      12,237
             2002      21,804      34,074      12,265
             2002      20,129      34,116      12,313
             2002      18,303      36,554      12,382
             2002      18,252      36,383      12,452
             2002      16,932      35,770      12,452
             2002      17,694      33,152      12,458
             2002      18,506      29,940      12,472
             2002      17,829      30,091      12,514
             2003      17,440      27,668      12,535
             2003      17,169      28,866      12,566
             2003      17,203      29,109      12,641
             2003      18,167      31,221      12,614
             2003      19,622      33,806      12,593
             2003      19,774      34,237      12,607
             2003      20,265      35,452      12,621
             2003      20,941      37,058      12,669
             2003      20,552      36,491      12,710
             2003      22,210      39,250      12,696
             2003      22,954      40,617      12,662
             2003      23,479      41,302      12,648
             2004      23,935      42,196      12,710
             2004      24,477      43,210      12,779
             2004      24,460      43,393      12,861
             2004      23,614      41,969      12,902
             2004      23,969      42,839      12,978
             2004      24,866      43,813      13,019
             2004      23,699      41,769      12,998
             2004      23,513      41,659      13,005
             2004      24,477      42,893      13,033
 October 29, 2004     $24,933     $43,578     $13,101


Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.



[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Mid Cap Index Fund

Kevin R. Brimmer, Portfolio Manager

The Thrivent Mid Cap Index Fund seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in common stocks comprising the Index.

How did the Fund perform during the six-month period ended Oct. 31, 2004?

For the six-month period ended Oct. 31, 2004, we are pleased to report that we achieved the Fund's objective of providing results in line with the S&P MidCap 400 Index, after fees and expenses. The Thrivent Mid Cap Index Fund returned 3.33% for the period while the S&P MidCap 400 gained 3.83%. By comparison, the Fund's peer group, as represented by the Lipper Mid Cap Core Funds Category, posted a median return of 4.29% over the same time frame.

What market conditions were present during the period?

The stock market produced modest gains over the six months, an impressive feat considering the price of oil rose to more than $50 per barrel. As has typically been the case at the beginning of an economic recovery, smaller-sized companies produced stronger returns than larger ones. Investors appeared to be in a holding pattern during the period, as they waited to find out the results from the November presidential election. Therefore, volatility -- which has been very high in recent years -- was historically low throughout the six months.

Growth-oriented stocks in the S&P MidCap 400 Index underperformed more value-oriented stocks but still turned in positive results for the six-month period. On a sector basis, the best performers included financials, energy and utilities. Financial stocks continued to profit from the relatively low level of interest rates. Companies in the energy and utilities sectors benefited from strong demand and limited supply as the economic environment strengthened.

Three sectors -- information technology, health care and consumer staples -- turned in negative absolute returns for the period. The poor results for the information technology sector were primarily driven by oversupply issues in the semiconductor industry. The entire health care sector was adversely impacted by pharmaceutical giant Merck & Co., which lost almost half its share price after it pulled Vioxx from the market. The underperformance of consumer staple stocks was not surprising given that this sector typically does poorly in an expanding economy.



[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                           16.5%
Consumer Discretionary               16.4%
Information Technology               12.8%
Industrials                          11.3%
Health Care                           8.8%
Energy                                7.0%
Utilities                             6.1%
Materials                             4.1%
Consumer Staples                      3.9%
Telecommunication Services            0.4%


Top 10 Holdings
(% of Portfolio)

XTO Energy, Inc.                       0.8%
Washington Post Company                0.7%
Harman International Industries, Inc.  0.7%
Murphy Oil Corporation                 0.6%
Lennar Corporation                     0.6%
D.R. Horton, Inc.                      0.6%
Weatherford International, Ltd.        0.6%
L-3 Communications Holdings, Inc.      0.6%
Fidelity National Financial, Inc.      0.6%
Legg Mason, Inc.                       0.6%

Footnote reads:
These common stocks represent 6.4% of the total investment portfolio.



Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


What factors affected the Fund's performance?

Because we use an indexing approach to manage the Fund, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P MidCap 400 Index, while keeping transaction costs to a minimum. The S&P MidCap 400 Index is the most widely used gauge of mid-sized companies and covers all major market sectors. As is typically the case with index funds, variances in performance relative to the Index are a result of expenses, transaction costs and minor differences in portfolio composition.

What is your outlook?

We are cautiously optimistic about our outlook for the stock market in the near term. On the positive side, the economy is growing, the job market is improving and inflation appears to be contained. Also, despite its recent campaign to raise interest rates, the Federal Reserve Board has made the changes at a measured pace. On the negative side, ever-present geopolitical concerns, even higher oil prices and a dramatic slowdown in consumer spending present the strongest potential headwinds for continued economic growth. Now that the November elections are behind us, we believe market volatility will increase again over the next few months back in line with historical averages. However, the Thrivent Mid Cap Index Fund should experience lower volatility due to its broad diversification and exposure to all the market sectors.

               Portfolio Facts
           As of October 31, 2004

                                A Share
                     ------------------
Ticker                            AAMIX
Transfer Agent ID                   030
Net Assets                  $49,201,648
NAV                              $11.86
NAV -- High+        6/30/2004 -- $11.96
NAV -- Low+         8/13/2004 -- $10.82

Number of Holdings: 397    +For the period ended October 31, 2004




                Average Annual Total Returns 2
                    As of October 31, 2004

                                                     From
                                                Inception
Class A1                             1-Year      7/1/2000
-----------------------------------------------------------
without sales charge                  9.93%         4.44%
with sales charge                     3.87%         3.09%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*2

                       Mid Cap     S&P MidCap  Consumer
                       Index       400         Price
Date                   Fund        Index**     Index***
---------------------------------------------------------
     July 1, 2000       9,450      10,000      10,000
             2000       9,374       9,958      10,017
             2000      10,404      11,070      10,029
             2000      10,300      10,994      10,081
             2000       9,913      10,621      10,099
             2000       9,148       9,819      10,104
             2000       9,879      10,571      10,099
             2001      10,059      10,806      10,163
             2001       9,471      10,189      10,203
             2001       8,760       9,432      10,226
             2001       9,708      10,472      10,267
             2001       9,926      10,716      10,313
             2001       9,869      10,673      10,331
             2001       9,698      10,514      10,302
             2001       9,376      10,170      10,302
             2001       8,219       8,905      10,348
             2001       8,561       9,299      10,313
             2001       9,177       9,990      10,296
             2001       9,646      10,507      10,255
             2002       9,579      10,452      10,279
             2002       9,579      10,465      10,319
             2002      10,254      11,213      10,377
             2002      10,188      11,161      10,435
             2002      10,007      10,972      10,435
             2002       9,275      10,169      10,441
             2002       8,371       9,184      10,453
             2002       8,409       9,230      10,488
             2002       7,724       8,487      10,505
             2002       8,047       8,855      10,531
             2002       8,504       9,366      10,531
             2002       8,144       8,982      10,508
             2003       7,904       8,719      10,554
             2003       7,712       8,512      10,636
             2003       7,769       8,583      10,700
             2003       8,317       9,206      10,676
             2003       8,991       9,968      10,659
             2003       9,096      10,095      10,671
             2003       9,404      10,454      10,682
             2003       9,818      10,927      10,723
             2003       9,664      10,760      10,758
             2003      10,375      11,573      10,746
             2003      10,731      11,977      10,717
             2003      10,894      12,178      10,705
             2004      11,116      12,442      10,758
             2004      11,375      12,741      10,816
             2004      11,414      12,795      10,885
             2004      11,039      12,375      10,920
             2004      11,252      12,632      10,984
             2004      11,502      12,919      11,019
             2004      10,954      12,316      11,002
             2004      10,925      12,284      11,007
             2004      11,233      12,648      11,031
 October 29, 2004     $11,406     $12,850     $11,089


Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. "S&P MidCap 400 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Mid Cap Index Fund-I

Kevin R. Brimmer, Portfolio Manager

The Thrivent Mid Cap Index Fund seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in common stocks comprising the Index.

How did the Fund perform during the six-month period ended Oct. 31, 2004?

For the six-month period ended Oct. 31, 2004, we are pleased to report that we achieved the Fund's objective of providing results in line with the S&P MidCap 400 Index, after fees and expenses. The Thrivent Mid Cap Index Fund I returned 3.31% for the period while the S&P MidCap 400 gained 3.83%. By comparison, the Fund's peer group, as represented by the Lipper Mid Cap Core Funds Category, posted a median return of 4.29% over the same time frame.

What market conditions were present during the period?

The stock market produced modest gains over the six months, an impressive feat considering the price of oil rose to more than $50 per barrel. As has typically been the case at the beginning of an economic recovery, smaller-sized companies produced stronger returns than larger ones. Investors appeared to be in a holding pattern during the period, as they waited to find out the results from the November presidential election. Therefore, volatility -- which has been very high in recent years -- was historically low throughout the six months.

Growth-oriented stocks in the S&P MidCap 400 Index underperformed more value-oriented stocks but still turned in positive results for the six-month period. On a sector basis, the best performers included financials, energy and utilities. Financial stocks continued to profit from the relatively low level of interest rates. Companies in the energy and utilities sectors benefited from strong demand and limited supply as the economic environment strengthened.

Three sectors -- information technology, health care and consumer staples -- turned in negative absolute returns for the period. The poor results for the information technology sector were primarily driven by oversupply issues in the semiconductor industry. The entire health care sector was adversely impacted by pharmaceutical giant Merck & Co., which lost almost half its share price after it pulled Vioxx from the market. The underperformance of consumer staple stocks was not surprising given that this sector typically does poorly in an expanding economy.



[GRAPHIC OMITTED: TOP INDUSTRIES]


Top Industries
(% of Portfolio)

Consumer Discretionary               16.8%
Financials                           16.6%
Information Technology               13.1%
Industrials                          11.5%
Health Care                           9.0%
Energy                                7.1%
Utilities                             6.2%
Materials                             4.1%
Consumer Staples                      3.9%
Telecommunication Services            0.5%


Top 10 Holdings
(% of Portfolio)

Washington Post Company                0.8%
XTO Energy, Inc.                       0.8%
Harman International Industries, Inc.  0.7%
Murphy Oil Corporation                 0.7%
D.R. Horton, Inc.                      0.6%
Lennar Corporation                     0.6%
Weatherford International, Ltd.        0.6%
L-3 Communications Holdings, Inc.      0.6%
Fidelity National Financial, Inc.      0.6%
Microchip Technology, Inc.             0.6%

Footnote reads:
These common stocks represent 6.6% of the total investment portfolio.


Footnotes read:

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


What factors affected the Fund's performance?

Because we use an indexing approach to manage the Fund, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P MidCap 400 Index, while keeping transaction costs to a minimum. The S&P MidCap 400 Index is the most widely used gauge of mid-sized companies and covers all major market sectors. As is typically the case with index funds, variances in performance relative to the Index are a result of expenses, transaction costs and minor differences in portfolio composition.

What is your outlook?

We are cautiously optimistic about our outlook for the stock market in the near term. On the positive side, the economy is growing, the job market is improving and inflation appears to be contained. Also, despite its recent campaign to raise interest rates, the Federal Reserve Board has made the changes at a measured pace. On the negative side, ever-present geopolitical concerns, even higher oil prices and a dramatic slowdown in consumer spending present the strongest potential headwinds for continued economic growth. Now that the November elections are behind us, we believe market volatility will increase again over the next few months back in line with historical averages. However, the Thrivent Mid Cap Index Fund should experience lower volatility due to its broad diversification and exposure to all the market sectors.

          Portfolio Facts
       As of October 31, 2004

                    Institutional Share
                     ------------------
Ticker                            AALMX
Transfer Agent ID                   097
Net Assets                  $17,304,091
NAV                              $11.85
NAV -- High+        6/25/2004 -- $12.18
NAV -- Low+         8/13/2004 -- $10.82

Number of Holdings: 395    +For the period ended October 31, 2004




             Average Annual Total Returns 2
                 As of October 31, 2004

                                                     From
                                                Inception
Institutional Class1                 1-Year    12/31/1999
-----------------------------------------------------------
Net Asset Value                      10.19%         7.14%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Institutional Class Shares*2

                       Mid Cap     S&P MidCap  Consumer
                       Index       400         Price
Date                   Fund-I      Index**     Index***
---------------------------------------------------------
December 31, 1999      10,000      10,000      10,000
             2000       9,730       9,718      10,024
             2000      10,480      10,398      10,083
             2000      11,320      11,269      10,166
             2000      10,900      10,875      10,172
             2000      10,760      10,740      10,178
             2000      10,940      10,897      10,238
             2000      11,090      11,069      10,255
             2000      12,320      12,305      10,267
             2000      12,220      12,221      10,321
             2000      11,780      11,807      10,339
             2000      10,880      10,915      10,345
             2000      11,729      11,751      10,339
             2001      11,943      12,012      10,404
             2001      11,279      11,327      10,446
             2001      10,433      10,485      10,469
             2001      11,568      11,641      10,511
             2001      11,836      11,912      10,559
             2001      11,776      11,864      10,576
             2001      11,603      11,687      10,547
             2001      11,224      11,305      10,547
             2001       9,849       9,899      10,594
             2001      10,271      10,337      10,559
             2001      11,029      11,106      10,541
             2001      11,588      11,679      10,499
             2002      11,523      11,619      10,523
             2002      11,534      11,633      10,564
             2002      12,354      12,465      10,624
             2002      12,289      12,406      10,683
             2002      12,081      12,197      10,683
             2002      11,195      11,304      10,689
             2002      10,127      10,209      10,701
             2002      10,171      10,261      10,737
             2002       9,368       9,434      10,755
             2002       9,764       9,843      10,781
             2002      10,314      10,412      10,781
             2002       9,901       9,984      10,758
             2003       9,594       9,693      10,805
             2003       9,367       9,462      10,888
             2003       9,435       9,541      10,954
             2003      10,116      10,233      10,930
             2003      10,945      11,081      10,912
             2003      11,082      11,222      10,924
             2003      11,468      11,620      10,936
             2003      11,978      12,147      10,978
             2003      11,785      11,961      11,013
             2003      12,671      12,865      11,001
             2003      13,103      13,313      10,972
             2003      13,321      13,538      10,960
             2004      13,607      13,831      11,013
             2004      13,929      14,163      11,073
             2004      13,986      14,223      11,144
             2004      13,527      13,757      11,180
             2004      13,768      14,042      11,245
             2004      14,069      14,361      11,281
             2004      13,409      13,691      11,263
             2004      13,374      13,655      11,269
             2004      13,762      14,059      11,293
 October 29, 2004     $13,975     $14,284     $11,352



Footnotes read:

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects Fund expenses, net of any reimbursements, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. "S&P MidCap 400 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[LOGOS OMITTED: MERCATOR ASSET MANAGEMENT AND T. ROWE PRICE]

Thrivent Partner International Stock Fund

Subadvised by Mercator Asset Management, L.P. and T. Rowe Price
International, Inc.

On July 17, 2004, AAL International Stock Fund and Lutheran Brotherhood World Growth Fund merged and the Fund was renamed the Thrivent Partner International Stock Fund. Mercator Asset Management, LP began serving as a co-subadviser to the Fund, along with T. Rowe Price International, Inc. Mercator is a value-style manager, while Price International (which previously served as the subadviser for LB World Growth Fund) is a growth style manager.

How did the Fund perform during the 12-month period ended Oct. 31, 2004?

During the 12 months, the Thrivent Partner International Stock Fund posted a return of 11.77%, well below its peer group, as represented by the Lipper International Stock Funds Category, which posted a median return of 14.77%. The Fund also underperformed its benchmark, the MSCI Europe, Australia and Far East (EAFE) Index, which gained 19.27% for the year.

What market conditions were present during the period?

In Europe, markets continued to gain steadily over the past year as corporate restructuring and cost cutting contributed to an upturn in earnings momentum. In Japan, the market rose sharply for the first six months of the period, but then struggled when fears of a slowdown in China's growth rate surfaced in April. Other Asian markets performed well -- fueled by China's growth and a large increase in global liquidity -- and recovered sharply from their lows in May. Latin American markets were strong during the period, most notably Brazil and Mexico.

Small-capitalization stocks were favored over large-caps, although in later months we saw a reversal of this trend. We saw a similar reversal in the fortunes of low-quality stocks, which were doing well but fell back later in the year. The U.S. dollar continued to weaken over the period.

What factors affected the Fund's performance?

For most of the period, the Fund was managed with a growth investment style and this was the primary factor in the Fund's underperformance versus its peer group as well as the MSCI EAFE Index. The multiple manager approach emphasizing both growth and value was not implemented until July 2004. As was the case in the United States, the growth style of management underperformed the value style in overseas markets. In particular, a Japanese market rebound after many years of investment malaise surprised most money managers, particularly those emphasizing growth stocks.

In the Fund's growth portfolio, stocks in Japan and the U.K. detracted from performance the most, largely due to the strength of value stocks. In terms of sectors, stocks in the consumer discretionary, industrial, financial and health care areas also hindered the Fund's performance. The outperformance of small-cap stocks during the period was a drag on our results, as the Fund has a bias toward larger-cap stocks.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Common Stocks)

Financials                           22.5%
Consumer Discretionary               12.9%
Industrials                           9.0%
Telecommunication Services            7.5%
Consumer Staples                      7.4%
Health Care                           6.5%
Energy                                5.0%
Information Technology                4.8%
Materials                             4.5%
Utilities                             1.3%


Top 10 Countries
(% of Portfolio)

United Kingdom                        16.2%
Japan                                 15.9%
France                                 8.5%
Switzerland                            6.4%
Spain                                  5.3%
Netherlands                            4.4%
Italy                                  4.1%
Germany                                3.8%
Sweden                                 2.9%
Mexico                                 1.9%

Footnote reads:
These common stocks represent 69.5% of the total investment portfolio.



Footnotes read:

*International investing has special risks including currency fluctuation and political volatility.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top Countries are subject to change.



On the positive side, the Fund benefited from stock selection in information technology, although it was the worst-performing sector in the index. Also, Mexico added value in terms of both stock selection and allocation. Wireless telecommunication and media stocks were especially strong as well. Finally, although we were slightly underweight in energy stocks, our emerging markets and European holdings performed well.

What is your outlook?

Extremely high energy prices and the expectation of rising interest rates have weighed heavily on economies and stock prices. The rapid rate of global economic growth evidenced earlier in the year was unsustainable and has now decelerated. All of the major areas of the world have experienced slowdowns of varying degrees. On the positive side, inflation remains tame, with price increases in some areas offset by deflationary pressures in others. As global gross domestic product levels off and earnings growth decelerates in 2005, moderate but durable growth companies with strong pricing power should gain prominence. We believe higher-quality, larger-cap stocks continue to offer investors the best opportunity and that stock selection will remain the key in this environment.

                                      Portfolio Facts
                                  As of October 31, 2004

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            AAITX               BBITX                 N/A
Transfer Agent ID                   023                 084                 093
Net Assets                 $243,742,665         $19,498,352         $13,109,935
NAV                               $9.10               $8.86               $9.23
NAV -- High+         4/12/2004 -- $9.24  4/12/2004 -- $8.93  4/12/2004 -- $9.34
NAV -- Low+         11/20/2003 -- $8.00 11/20/2003 -- $7.75 11/20/2003 -- $8.10

Number of Holdings: 210      +For the year ended October 31, 2004




                         Average Annual Total Returns 2
                            As of October 31, 2004

                                                                   From
                                                              Inception
Class A1                             1-Year        5-Year      9/5/1995
-----------------------------------------------------------------------
without sales charge                 11.65%       (3.43%)         2.75%
with sales charge                     5.48%       (4.52%)         2.13%

                                                                   From
                                                              Inception
Class B1                             1-Year        5-Year    10/31/1997
-----------------------------------------------------------------------
without sales charge                 10.72%       (4.17%)         0.42%
with sales charge                     6.72%       (4.17%)         0.42%

                                                                   From
                                                              Inception
Institutional Class                  1-Year        5-Year    10/31/1997
-----------------------------------------------------------------------
Net Asset Value                      12.69%       (2.54%)         1.70%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares**2

                                       Morgan
                                       Stanley
                        Partner        Capital
                        International  International  Consumer
                        Stock          EAFE           Price
 Date                   Fund           Index***       Index****
----------------------------------------------------------------
September 30, 1995       9,550          9,734         10,020
              1995       9,383          9,475         10,033
              1995       9,461          9,741         10,026
              1995       9,768         10,136         10,020
              1996       9,991         10,180         10,078
              1996      10,058         10,217         10,111
              1996      10,214         10,436         10,163
              1996      10,514         10,742         10,202
              1996      10,470         10,547         10,222
              1996      10,581         10,609         10,228
              1996      10,247         10,302         10,248
              1996      10,392         10,327         10,268
              1996      10,626         10,604         10,300
              1996      10,559         10,498         10,333
              1996      11,038         10,918         10,352
              1996      11,080         10,780         10,352
              1997      10,923         10,406         10,385
              1997      11,035         10,578         10,418
              1997      11,013         10,619         10,444
              1997      11,080         10,678         10,457
              1997      11,811         11,376         10,450
              1997      12,316         12,006         10,463
              1997      12,642         12,202         10,477
              1997      11,473         11,293         10,496
              1997      12,238         11,929         10,522
              1997      11,339         11,014         10,548
              1997      11,294         10,905         10,542
              1997      11,320         11,002         10,529
              1998      11,721         11,508         10,548
              1998      12,396         12,249         10,568
              1998      12,820         12,629         10,587
              1998      12,911         12,732         10,607
              1998      12,877         12,673         10,627
              1998      12,877         12,772         10,640
              1998      13,037         12,904         10,653
              1998      11,412         11,308         10,666
              1998      11,137         10,964         10,679
              1998      12,110         12,110         10,705
              1998      12,671         12,734         10,705
              1998      13,100         13,239         10,698
              1999      12,973         13,203         10,725
              1999      12,720         12,892         10,738
              1999      13,227         13,433         10,770
              1999      13,699         13,980         10,849
              1999      13,065         13,263         10,849
              1999      13,561         13,783         10,849
              1999      13,791         14,196         10,881
              1999      13,929         14,251         10,907
              1999      13,999         14,398         10,960
              1999      14,436         14,940         10,979
              1999      15,439         15,463         10,986
              1999      17,376         16,853         10,986
              2000      16,296         15,786         11,012
              2000      17,162         16,213         11,077
              2000      17,316         16,845         11,168
              2000      16,331         15,962         11,175
              2000      15,738         15,575         11,181
              2000      16,498         16,188         11,247
              2000      15,940         15,512         11,266
              2000      16,308         15,650         11,279
              2000      15,275         14,891         11,338
              2000      14,694         14,542         11,358
              2000      13,910         14,000         11,364
              2000      14,400         14,501         11,358
              2001      14,555         14,494         11,430
              2001      13,261         13,409         11,475
              2001      12,239         12,521         11,501
              2001      13,209         13,399         11,547
              2001      12,627         12,937         11,599
              2001      12,084         12,413         11,619
              2001      11,799         12,188         11,586
              2001      11,502         11,881         11,586
              2001      10,298         10,681         11,638
              2001      10,609         10,954         11,599
              2001      11,036         11,358         11,580
              2001      11,256         11,426         11,534
              2002      10,712         10,820         11,560
              2002      10,816         10,896         11,606
              2002      11,385         11,491         11,671
              2002      11,295         11,574         11,727
              2002      11,295         11,731         11,727
              2002      10,816         11,269         11,733
              2002       9,613         10,157         11,746
              2002       9,574         10,136         11,786
              2002       8,461          9,050         11,805
              2002       9,069          9,537         11,835
              2002       9,574          9,972         11,835
              2002       9,186          9,637         11,809
              2003       8,746          9,235         11,861
              2003       8,435          9,024         11,953
              2003       8,215          8,854         12,024
              2003       9,082          9,732         11,998
              2003       9,613         10,330         11,979
              2003       9,742         10,586         11,992
              2003       9,872         10,844         12,005
              2003      10,117         11,108         12,050
              2003      10,298         11,452         12,090
              2003      10,855         12,167         12,077
              2003      11,062         12,439         12,044
              2003      11,832         13,411         12,031
              2004      11,949         13,602         12,090
              2004      12,221         13,918         12,155
              2004      12,234         14,002         12,233
              2004      11,742         13,697         12,272
              2004      11,819         13,757         12,344
              2004      12,027         14,064         12,383
              2004      11,440         13,609         12,364
              2004      11,546         13,672         12,370
              2004      11,759         14,032         12,396
  October 29, 2004     $12,132        $14,511        $12,462

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

** As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the MSCI EAFE Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) is a stock index designed to measure the equity performance of developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.



[PHOTO OMITTED: SCOTT A. VERGIN]

Thrivent Large Cap Growth Fund

Scott A. Vergin, Portfolio Manager

The Thrivent Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

How did Thrivent Large Cap Growth Fund perform for its fiscal year ended Oct. 31, 2004?

The Fund delivered positive performance for the 12-month period under review and outperformed both its benchmark and its peer group. For the year, Thrivent Large Cap Growth Fund returned 3.90% versus its peer group, the Lipper Large Cap Growth Funds Category, which returned 2.63%. The Fund's benchmark, the Russell 1000 Growth Index, returned 3.38% for the same time frame.

What market conditions were present during the period?

Most segments of the U.S. stock market continued to trade within a fairly narrow range over most of the period, as uncertainty regarding the presidential election, rising oil prices and concerns around possible geopolitical events seemed to counterbalance the robust earnings growth achieved during the past 12 months. Earnings growth began to slow a bit this year off the heels of a significant rebound in late 2003. As expected, the Federal Reserve Board (the Fed) raised its target overnight lending rate three times from June through September, bringing the federal funds rate from 1.00% to 1.75%. Overall, investors remained focused on the sustainability of the economic recovery, particularly given historically high energy prices and the creeping specter of rising inflation. In an overall "theme-less" market, value-oriented stocks generally fared better than growth stocks, and performance was again best found on a name-by-name basis. In terms of market capitalization, small-cap stocks, as measured by the Russell 2000 Index, were among the few segments of the equity markets to uniformly deliver positive performance for the 12-month period.

What factors affected Fund performance?

Stock selection, driven by our strict focus on bottom-up, individual security analysis, was once again the most significant contributor to Fund performance this period. Second, our decision to overweight the energy sector, with emphasis on oil services and drilling companies, added to our returns both on an absolute and relative basis. Names like Smith International, an oil services company, and Baker-Hughes benefited from a strong rally in the price of crude oil and increased demand for their services.

Likewise, our exposure to Internet-related company stocks, such as ebay and Yahoo, also enhanced performance. Despite a somewhat lackluster trading environment for stocks, many stocks in this sector posted solid outperformance this period due to favorable earnings prospects and improving fundamentals. Despite successful stock selection, our slightly overweighted exposure to technology stocks versus our benchmark hurt us this period, since again, technology stocks performed rather poorly this year.


[GRAPHIC OMITTED: TOP INDUSTRIES]


Top Industries
(% of Portfolio)

Information Technology               28.2%
Health Care                          18.1%
Consumer Discretionary               15.7%
Financials                           10.7%
Industrials                           9.0%
Consumer Staples                      7.5%
Energy                                4.0%
Miscellaneous                         1.1%
Materials                             1.1%
Telecommunication Services            1.1%



Top 10 Holdings
(% of Portfolio)

Microsoft Corporation                  3.6%
General Electric Company               2.6%
Pfizer, Inc.                           2.4%
Cisco Systems, Inc.                    2.2%
Dell, Inc.                             2.2%
eBay, Inc.                             1.9%
Johnson & Johnson                      1.6%
QUALCOMM, Inc.                         1.6%
Intel Corporation                      1.6%
Wal-Mart Stores, Inc.                  1.6%

Footnote reads:
These common stocks represent 21.3% of the total investment portfolio.



Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


Finally, Fund performance was impacted during this period from the lethargy plaguing large-cap stocks. With overall trading volume down and no identifiable trend to the market's movements, we found the overall environment quite challenging given our investment process, which focuses on identifying promising trends and seeking to capitalize on that momentum.

What is your outlook?

We continue to believe that the U.S. economy will continue to grow at-or-above trend, and therefore, provide a favorable backdrop for earnings growth to continue. Although growth stocks currently command a premium, we are confident that as economic recovery gains a solid footing and inflation remains under control, conditions that bode well for the large-cap segment of the market will lead to slow but steady improvement for the growth sector. Overall, we are pleased that the Fund delivered positive and favorable relative performance during a period that proved quite challenging to the large-cap growth sector of the market, supporting our proven investment process and disciplined approach to stock selection.

                                Portfolio Facts
                              As of October 31, 2004

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            AAAGX               BBAGX                 N/A
Transfer Agent ID                   027                 077                 060
Net Assets                  $83,603,933         $17,661,203          $8,934,740
NAV                               $4.45               $4.25               $4.69
NAV -- High+         1/26/2004 -- $4.73  1/26/2004 -- $4.55  1/26/2004 -- $4.95
NAV -- Low+          8/12/2004 -- $4.10  8/12/2004 -- $3.94  8/12/2004 -- $4.31

Number of Holdings: 225       +For the year ended October 31, 2004




                     Average Annual Total Returns 2
                         As of October 31, 2004

                                                                   From
                                                              Inception
Class A1                             1-Year        5-Year    10/29/1999
------------------------------------------------------------------------
without sales charge                  3.90%       (7.49%)       (7.49%)
with sales charge                   (1.85%)       (8.53%)       (8.53%)

                                                                   From
                                                              Inception
Class B1                             1-Year        5-Year    10/29/1999
------------------------------------------------------------------------
without sales charge                  2.84%       (8.24%)       (8.24%)
with sales charge                   (1.16%)       (8.24%)       (8.24%)

                                                                   From
                                                              Inception
Institutional Class                  1-Year        5-Year    10/29/1999
------------------------------------------------------------------------
Net Asset Value                       4.65%       (6.51%)       (6.51%)


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*2

                                   Russell
                       Large Cap   1000        Consumer
                       Growth      Growth      Price
Date                   Fund        Index***    Index**
--------------------------------------------------------
 October 31, 1999       9,450      10,000      10,000
             1999       9,908      10,540      10,006
             1999      10,968      11,636      10,006
             2000      10,521      11,090      10,030
             2000      10,905      11,632      10,089
             2000      11,867      12,465      10,172
             2000      11,208      11,872      10,178
             2000      10,607      11,274      10,184
             2000      11,340      12,128      10,244
             2000      11,134      11,623      10,262
             2000      12,079      12,675      10,273
             2000      11,203      11,476      10,327
             2000      10,658      10,933      10,345
             2000       9,318       9,322      10,351
             2000       9,393       9,026      10,345
             2001       9,702       9,650      10,410
             2001       8,161       8,012      10,452
             2001       7,360       7,140      10,476
             2001       8,098       8,043      10,517
             2001       8,047       7,925      10,565
             2001       7,778       7,741      10,583
             2001       7,520       7,548      10,553
             2001       6,913       6,931      10,553
             2001       6,260       6,238      10,600
             2001       6,500       6,566      10,565
             2001       7,130       7,197      10,547
             2001       7,108       7,183      10,505
             2002       6,919       7,056      10,529
             2002       6,575       6,763      10,571
             2002       6,850       6,997      10,630
             2002       6,306       6,426      10,681
             2002       6,174       6,271      10,681
             2002       5,636       5,691      10,687
             2002       5,212       5,378      10,699
             2002       5,235       5,394      10,735
             2002       4,725       4,834      10,752
             2002       5,120       5,278      10,779
             2002       5,384       5,564      10,779
             2002       4,966       5,180      10,755
             2003       4,862       5,054      10,803
             2003       4,822       5,031      10,886
             2003       4,908       5,125      10,951
             2003       5,286       5,504      10,928
             2003       5,550       5,778      10,910
             2003       5,596       5,858      10,922
             2003       5,756       6,004      10,934
             2003       5,905       6,153      10,975
             2003       5,796       6,087      11,011
             2003       6,157       6,429      10,999
             2003       6,203       6,496      10,969
             2003       6,403       6,721      10,957
             2004       6,535       6,858      11,011
             2004       6,581       6,902      11,070
             2004       6,495       6,774      11,142
             2004       6,329       6,695      11,177
             2004       6,472       6,820      11,243
             2004       6,586       6,905      11,278
             2004       6,195       6,515      11,261
             2004       6,152       6,483      11,267
             2004       6,282       6,544      11,290
 October 29, 2004      $6,397      $6,646     $11,350



Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, and the Russell 1000 Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The Russell 1000 Growth Index is an index comprised of those Russell
    1000 Index companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.



[PHOTO OMITTED: MATTHEW D. FINN]

Thrivent Large Cap Value Fund

Matthew D. Finn, Portfolio Manager

The Thrivent Large Cap Value Fund seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

How did Thrivent Large Cap Value Fund perform for its fiscal year ended Oct. 31, 2004?

We are quite pleased with the Fund's performance for the 12-month period under review, during which the Fund slightly underperformed its benchmark but solidly outperformed its peer group. We attribute these generally favorable results to strong stock selection, as well as overexposure to the energy sector, which fared well over the Fund's fiscal year. For the year, Thrivent Large Cap Value Fund returned 13.12% while its peer group, the Lipper Large Cap Value Funds Category, which returned 11.20%. The Fund's previous benchmark, the S&P 500/Barra Value Index, returned 14.43%, and the current benchmark, the Russell 1000 Value Index, returned 15.45%. Because the Russell 1000 Value Index is more broad and representative of the companies in which the Fund invests, it will be used to compare performance in the future.

What market conditions were present during the period?

The U.S. stock market continued to trade within a fairly narrow range over the period, as uncertainty regarding the presidential election, rising oil prices and concerns around possible geopolitical events seemed to keep the markets stuck in neutral. Earnings growth began to slow a bit this year off the heels of a significant rebound in late 2003. As expected, the Federal Reserve Board (the Fed) raised its target overnight lending rate three times from June through September, bringing the federal funds rate from 1.00% to 1.75%. Overall, the period remained a "theme-less" market, and although value-oriented stocks generally fared better than growth stocks, performance was best found on a name-by-name basis.

What factors affected Fund performance?

Individual stock selection across all industry sectors proved to be the most significant driver of performance this period. Our stock selection was particularly strong in sectors such as basic materials, steel, chemical and paper industries, where we enjoyed substantial positive outperformance versus our benchmark.

Additionally, our overall exposure to as well as individual stock selection within the energy sector also boosted returns on both an absolute and relative basis. Our energy holdings were up nearly 50% for the period, with select exploration, production-, refining- and drilling-related stocks all contributing significantly.

Another positive contributor to performance was the fact that we avoided exposure to supermarket stocks, which fared poorly this period. On the other hand, owning Costco, a consumer staples stock, fared well for the Fund's portfolio and added to returns. Supporting these generally favorable factors was the fact that value stocks in general fared well over the period relative to their growth-oriented counterparts.



[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                           27.5%
Industrials                          12.3%
Information Technology               11.5%
Consumer Discretionary               10.1%
Energy                                9.8%
Consumer Staples                      7.1%
Health Care                           6.5%
Materials                             6.0%
Telecommunication Services            3.8%
Utilities                             2.5%


Top 10 Holdings
(% of Portfolio)

Bank of America Corporation                  4.3%
Citigroup, Inc.                              2.8%
Exxon Mobil Corporation                      2.7%
J.P. Morgan Chase & Company                  2.3%
ConocoPhillips Company                       1.9%
Tyco International, Ltd.                     1.9%
Verizon Communications, Inc.                 1.9%
International Business Machines Corporation  1.9%
Time Warner, Inc.                            1.9%
Johnson & Johnson                            1.6%

Footnote reads:
These common stocks represent 23.2% of the total investment portfolio.



Footnotes read:
Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.



From a negative perspective, our exposure to consumer discretionary stocks generally detracted from performance, particularly some of our retail holdings such as Gap Inc., which performed poorly this year due to increased competition. Additionally, our decision to underweight utilities stocks, some of which rebounded significantly this year, cost us marginal performance versus the Index. In technology, our positions in semi-conductor stocks hurt us, particularly Intel and Texas Instruments, which performed poorly and therefore detracted from our relative and absolute returns.

What is your outlook?

We remain optimistic that many of the currently distressed areas of the large-cap value market hold good performance potential, such as technology stocks, and as such, we've increased our exposure to this industry sector. Based on where we are currently in the economic cycle, we expect these stocks to benefit as business IT spending accelerates. We also believe the premium the market has currently placed on growth prospects will continue to lead investors toward more value-oriented stocks, thereby creating favorable demand for many large-cap value issues. Overall, we continue to seek and invest in good companies that we believe are attractively priced versus what we would consider long-term, normalized earnings power, and believe our individual stock selection process will continue to deliver superior added value to our shareholders over the months to come.

                              Portfolio Facts
                          As of October 31, 2004

                              A Share              B Share  Institutional Share
                   ------------------   ------------------   ------------------
Ticker                          AAUTX                BBEIX                  N/A
Transfer Agent ID                 022                  072                  092
Net Assets               $290,012,709          $19,253,660          $19,802,149
NAV                            $13.15               $13.03               $13.20
NAV -- High+      10/6/2004 -- $13.23  10/6/2004 -- $13.13  10/6/2004 -- $13.28
NAV -- Low+      11/20/2003 -- $11.55 11/18/2003 -- $11.49 11/18/2003 -- $11.57

Number of Holdings: 127       +For the year ended October 31, 2004




                      Average Annual Total Returns 2
                         As of October 31, 2004

                                                                   From
                                                              Inception
Class A1                             1-Year        5-Year    10/29/1999
-----------------------------------------------------------------------
without sales charge                 13.12%       (0.31%)       (0.31%)
with sales charge                     6.88%       (1.42%)       (1.42%)

                                                                   From
                                                              Inception
Class B1                             1-Year        5-Year    10/29/1999
-----------------------------------------------------------------------
without sales charge                 12.10%       (1.08%)       (1.08%)
with sales charge                     8.10%       (1.08%)       (1.08%)

                                                                   From
                                                              Inception
Institutional Class                  1-Year        5-Year    10/29/1999
-----------------------------------------------------------------------
Net Asset Value                      13.71%         0.47%         0.47%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*2


                       Large      S&P 500/    Russell
                       Cap        Barra       1000        Consumer
                       Value      Value       Value       Price
Date                   Fund       Index****   Index**     Index***
--------------------------------------------------------------------
 October 31, 1999       9,450      10,000      10,000      10,000
             1999       9,509       9,941       9,922      10,006
             1999       9,854      10,315       9,970      10,006
             2000       9,509       9,987       9,644      10,030
             2000       9,215       9,363       8,928      10,089
             2000      10,134      10,339      10,017      10,172
             2000      10,004      10,270       9,901      10,178
             2000       9,900      10,302      10,005      10,184
             2000       9,874       9,895       9,548      10,244
             2000       9,854      10,093       9,667      10,262
             2000      10,467      10,770      10,205      10,273
             2000      10,160      10,768      10,299      10,327
             2000      10,278      10,969      10,552      10,345
             2000       9,737      10,407      10,160      10,351
             2000      10,043      10,942      10,669      10,345
             2001      10,096      11,407      10,710      10,410
             2001       9,534      10,651      10,412      10,452
             2001       9,083      10,230      10,044      10,476
             2001       9,619      10,924      10,537      10,517
             2001       9,743      11,039      10,774      10,565
             2001       9,455      10,681      10,535      10,583
             2001       9,455      10,496      10,512      10,553
             2001       9,031       9,890      10,091      10,553
             2001       8,364       8,951       9,381      10,600
             2001       8,442       8,951       9,300      10,565
             2001       8,952       9,519       9,841      10,547
             2001       9,086       9,665      10,073      10,505
             2002       8,922       9,400       9,995      10,529
             2002       8,863       9,316      10,011      10,571
             2002       9,296       9,794      10,485      10,630
             2002       9,007       9,303      10,125      10,681
             2002       9,001       9,340      10,176      10,681
             2002       8,404       8,752       9,592      10,687
             2002       7,683       7,806       8,700      10,699
             2002       7,709       7,860       8,766      10,735
             2002       6,923       6,962       7,791      10,752
             2002       6,988       7,541       8,368      10,779
             2002       7,296       8,070       8,895      10,779
             2002       6,962       7,651       8,509      10,755
             2003       6,784       7,442       8,303      10,803
             2003       6,633       7,239       8,082      10,886
             2003       6,639       7,230       8,095      10,951
             2003       7,133       7,944       8,808      10,928
             2003       7,542       8,528       9,376      10,910
             2003       7,641       8,590       9,494      10,922
             2003       7,746       8,781       9,635      10,934
             2003       7,904       8,971       9,785      10,975
             2003       7,805       8,809       9,690      11,011
             2003       8,227       9,410      10,282      10,999
             2003       8,306       9,495      10,422      10,969
             2003       8,800      10,081      11,064      10,957
             2004       8,919      10,259      11,259      11,011
             2004       9,112      10,491      11,500      11,070
             2004       9,045      10,418      11,400      11,142
             2004       8,860      10,161      11,121      11,177
             2004       8,939      10,278      11,234      11,243
             2004       9,158      10,501      11,500      11,278
             2004       8,952      10,301      11,338      11,261
             2004       9,030      10,412      11,499      11,267
             2004       9,136      10,609      11,677      11,290
 October 29, 2004      $9,306     $10,769     $11,872     $11,350

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Russell 1000 Value Index, the S&P 500/Barra Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 1000 Value Index is an index comprised of companies with lower price-to-book ratios and lower forecasted growth rates within the Russell 1000 Index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes. The composition of the Russell 1000 Value Index serves as a better reflection of the Fund's current investment strategy than does the S&P 500/Barra Value Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**** The S&P 500/Barra Value Index is an capitalization-weighted index comprised of the lowest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Barra Value Index is designed so that approximately one-half of the S&P 500 market capitalization is characterized as "value" and the other half as "growth." It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.


[PHOTO OMITTED: FREDERICK L. PLAUTZ]

Thrivent Large Cap Stock Fund

Frederick L. Plautz, Portfolio Manager

The Thrivent Large Cap Stock Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

How did Thrivent Large Cap Stock Fund perform for the six-month period ended Oct. 31, 2004?

We view the Fund's performance as generally satisfactory relative to its peer group, but somewhat disappointing versus its benchmark. For the six-month period, Thrivent Large Cap Stock Fund returned 1.27% versus its peer group, the Lipper Large Cap Core Funds Category, which returned 1.49%. By comparison, the S&P 500 Index, returned 2.95%, and the Russell 1000 Index returned 3.04%.

What market conditions were present during the period?

The U.S. stock market traded within a fairly narrow range over the period, as uncertainty regarding the presidential election, rising oil prices and concerns around possible geopolitical events seemed to keep the markets stuck in neutral. Earnings growth began to slow a bit this year off the heels of a significant rebound in late 2003. As expected, the Federal Reserve Board (the Fed) raised its target overnight lending rate three times from June through September, bringing the federal funds rate from 1.00% to 1.75%. Overall, it proved to be a generally "theme-less" market wherein few individual industries significantly outperformed, and in which value and performance were best found on a name-by-name basis.

What factors affected Fund performance?

We attribute the Fund's moderate underperformance relative to its benchmark to the fact that we underweighted both banking and REIT stocks, which performed well. In our technology exposure, we missed some of the better-performing names in the Index, particularly select Internet-related tech stocks. In the consumer staples sector, while we benefited from an underweighted exposure overall, we did have exposure to some of the poorest performing stocks in the beverage and food industries, which fared poorly due to reported earnings disappointments.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                           18.8%
Information Technology               16.3%
Consumer Discretionary               13.1%
Health Care                          12.8%
Industrials                          12.0%
Consumer Staples                      7.6%
Energy                                7.2%
Materials                             2.8%
Telecommunication Services            2.7%
Utilities                             1.5%


Top 10 Holdings
(% of Portfolio)

Microsoft Corporation                  3.5%
Exxon Mobil Corporation                3.1%
Citigroup, Inc.                        2.8%
Pfizer, Inc.                           2.6%
General Electric Company               2.6%
American International Group, Inc.     2.0%
J.P. Morgan Chase & Company            1.9%
Johnson & Johnson                      1.9%
Bank of America Corporation            1.9%
American Express Company               1.7%

Footnote reads:
These common stocks represent 24.0% of the total investment portfolio.



Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


We have seen a return to a more reasonable investment environment following the highly speculative advance witnessed in the markets in 2003. As earnings growth rates have moderated and as the economic recovery has begun to take on a more balanced tone, we have seen renewed investor interest in higher-quality segments of industries and sectors. This type of market environment has favored our investment process and style over the last three months.

What is your outlook?

We remain cautiously optimistic, and hopeful that the Fed will indeed pursue price stability in a slow and manageable fashion, which we believe it will. If this occurs, and if inflation remains at or near historic lows, we believe both the economy and corporate earnings will continue to grow at a reasonably good pace, although investors' appetite for risk will moderate as the recovery matures. This, in general, will bode well for the large-cap segment of the market and, particularly, the higher-quality segment of the market, a group we tend to favor over time. We remain confident as well that our use of quantitative tools will deliver more consistent returns and steady out-performance relative to our peer group over the months ahead.

                             Portfolio Facts
                         As of October 31, 2004

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            AALGX               BBLGX               IILGX
Transfer Agent ID                   017                 067                 090
Net Assets               $3,435,077,218        $122,932,989        $112,345,099
NAV                              $23.93              $22.21              $24.06
NAV -- High+         6/8/2004 -- $29.67  6/8/2004 -- $28.01 6/23/2004 -- $29.77
NAV -- Low+         8/12/2004 -- $22.39 8/12/2004 -- $20.83 8/12/2004 -- $22.49

Number of Holdings: 116          +For the period ended October 31, 2004



                           Average Annual Total Returns 2
                              As of October 31, 2004

Class A1                             1-Year        5-Year       10-Year
-----------------------------------------------------------------------
without sales charge                  4.89%       (2.87%)        10.27%
with sales charge                   (0.87%)       (3.97%)         9.65%

                                                                   From
                                                              Inception
Class B1                             1-Year        5-Year      1/8/1997
-----------------------------------------------------------------------
without sales charge                  3.73%       (3.92%)         6.06%
with sales charge                     0.41%       (3.92%)         6.06%

                                                                   From
                                                              Inception
Institutional Class                  1-Year        5-Year    12/29/1997
-----------------------------------------------------------------------
Net Asset Value                       5.36%       (2.46%)         4.18%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*2

                      Large Cap                Consumer
                      Stock        S&P 500     Price
    Date              Fund         Index**     Index***
-------------------------------------------------------------
 October 31, 1994       9,450      10,000      10,000
             1994       9,165       9,636      10,013
             1994       9,330       9,779      10,013
             1995       9,563      10,032      10,054
             1995       9,876      10,423      10,094
             1995      10,049      10,731      10,127
             1995      10,362      11,047      10,161
             1995      10,722      11,488      10,181
             1995      10,860      11,755      10,201
             1995      11,229      12,145      10,201
             1995      11,182      12,176      10,227
             1995      11,712      12,689      10,247
             1995      11,651      12,644      10,281
             1995      12,087      13,199      10,274
             1995      12,222      13,453      10,268
             1996      12,729      13,911      10,328
             1996      12,750      14,040      10,361
             1996      12,729      14,175      10,415
             1996      13,041      14,384      10,455
             1996      13,326      14,755      10,475
             1996      13,315      14,812      10,482
             1996      12,716      14,157      10,502
             1996      12,981      14,456      10,522
             1996      13,908      15,269      10,555
             1996      14,075      15,690      10,589
             1996      15,190      16,877      10,609
             1996      14,917      16,542      10,609
             1997      15,882      17,576      10,642
             1997      15,722      17,714      10,676
             1997      14,968      16,986      10,702
             1997      15,722      18,000      10,716
             1997      16,775      19,096      10,709
             1997      17,533      19,951      10,722
             1997      18,801      21,539      10,736
             1997      17,877      20,332      10,756
             1997      18,654      21,446      10,783
             1997      18,449      20,729      10,809
             1997      19,292      21,689      10,803
             1997      19,925      22,061      10,789
             1998      19,978      22,305      10,809
             1998      21,557      23,914      10,829
             1998      22,454      25,139      10,850
             1998      22,714      25,391      10,870
             1998      22,047      24,955      10,890
             1998      23,443      25,969      10,903
             1998      23,136      25,692      10,916
             1998      19,621      21,977      10,930
             1998      20,949      23,385      10,943
             1998      22,591      25,288      10,970
             1998      23,857      26,820      10,970
             1998      25,541      28,366      10,963
             1999      26,790      29,552      10,990
             1999      26,236      28,633      11,003
             1999      27,172      29,779      11,037
             1999      27,983      30,932      11,117
             1999      27,476      30,202      11,117
             1999      28,934      31,878      11,117
             1999      28,208      30,883      11,151
             1999      27,513      30,730      11,177
             1999      27,224      29,888      11,231
             1999      29,090      31,779      11,251
             1999      29,754      32,425      11,258
             1999      31,316      34,335      11,258
             2000      29,719      32,610      11,284
             2000      28,746      31,993      11,351
             2000      31,459      35,123      11,445
             2000      30,581      34,066      11,452
             2000      30,620      33,367      11,458
             2000      31,509      34,189      11,525
             2000      30,939      33,655      11,545
             2000      32,278      35,745      11,559
             2000      31,034      33,858      11,619
             2000      31,596      33,715      11,639
             2000      30,194      31,057      11,646
             2000      30,975      31,209      11,639
             2001      30,747      32,316      11,712
             2001      29,216      29,369      11,759
             2001      27,769      27,509      11,786
             2001      29,300      29,647      11,833
             2001      29,056      29,845      11,886
             2001      28,031      29,119      11,906
             2001      27,473      28,832      11,873
             2001      25,741      27,027      11,873
             2001      23,983      24,845      11,926
             2001      24,676      25,319      11,886
             2001      26,248      27,261      11,866
             2001      26,653      27,500      11,819
             2002      26,247      27,098      11,846
             2002      25,739      26,576      11,893
             2002      26,704      27,576      11,960
             2002      25,240      25,904      12,027
             2002      25,097      25,713      12,027
             2002      23,179      23,881      12,033
             2002      21,376      22,019      12,047
             2002      21,461      22,165      12,087
             2002      19,073      19,758      12,107
             2002      20,843      21,495      12,137
             2002      21,714      22,759      12,137
             2002      20,589      21,423      12,111
             2003      20,190      20,863      12,164
             2003      19,970      20,549      12,258
             2003      20,140      20,748      12,331
             2003      21,539      22,457      12,305
             2003      22,506      23,639      12,285
             2003      22,536      23,941      12,298
             2003      22,850      24,363      12,311
             2003      23,182      24,837      12,358
             2003      22,927      24,574      12,398
             2003      23,963      25,964      12,385
             2003      23,938      26,192      12,352
             2003      24,939      27,564      12,338
             2004      25,356      28,070      12,398
             2004      25,527      28,460      12,465
             2004      25,058      28,031      12,546
             2004      24,820      27,591      12,586
             2004      24,803      27,969      12,659
             2004      25,237      28,513      12,700
             2004      24,379      27,568      12,680
             2004      24,463      27,679      12,686
             2004      24,799      27,978      12,713
 October 29, 2004     $25,135     $28,406     $12,780



Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the S&P 500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.



[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Large Cap Index Fund

Kevin R. Brimmer, Portfolio Manager

The Thrivent Large Cap Index Fund seeks total returns that track the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

How did the Fund perform during the six-month period ended Oct. 31, 2004?

For the six-month period ended Oct. 31, 2004, we are pleased to report that we achieved the Fund's objective of providing results in line with the S&P 500 Index, after fees and expenses. The Thrivent Large Cap Index Fund returned 2.62% for the period while the S&P 500 gained 2.95%. By comparison, the Fund's peer group, as represented by the Lipper S&P 500 Index Objective Funds Category, posted a median return of 2.70% over the same time frame.

What market conditions were present during the period?

The stock market produced modest gains over the six months, an impressive feat considering the price of oil rose to more than $50 per barrel. As has typically been the case at the beginning of an economic recovery, smaller-sized companies produced stronger returns than larger ones. Investors appeared to be in a holding pattern during the period, as they waited to find out the results from the November presidential election. Therefore, volatility -- which has been very high in recent years -- was historically low throughout the six months.

Growth-oriented stocks in the S&P 500 Index turned in negative results for the six-month period, significantly underperforming more value-oriented stocks. On a sector basis, the best performers included energy, industrials and financials. Companies in the energy and industrial sectors benefited from strong demand and limited supply as the economic environment strengthened. Financial stocks continued to profit from the relatively low level of interest rates.

Only two sectors -- health care and consumer staples --turned in negative absolute returns for the period. The entire health care sector was adversely impacted by Merck & Co., approximately 2% of the Index, which lost almost half its share price after it pulled Vioxx from the market. The underperformance of consumer staple stocks was not surprising given that this sector typically does poorly in an expanding economy.

What factors affected the Fund's performance?

Because we use an indexing approach to manage the Fund, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P 500 Index, while keeping transaction costs to a minimum. The S&P 500 Index is widely regarded as the best gauge of the U.S. large-cap equities market and covers all major market sectors. As is typically the case with index funds, variances in performance relative to the Index are a result of expenses, transaction costs and minor differences in portfolio composition.



[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                           19.8%
Information Technology               15.6%
Health Care                          12.2%
Industrials                          11.2%
Consumer Discretionary               10.9%
Consumer Staples                     10.2%
Energy                                7.0%
Telecommunication Services            3.2%
Materials                             3.0%
Utilities                             2.9%


Top 10 Holdings
(% of Portfolio)

General Electric Company                      3.3%
Exxon Mobil Corporation                       2.9%
Microsoft Corporation                         2.8%
Citigroup, Inc.                               2.1%
Wal-Mart Stores, Inc.                         2.1%
Pfizer, Inc.                                  2.0%
Bank of America Corporation                   1.7%
Johnson & Johnson                             1.6%
American International Group, Inc.            1.4%
International Business Machines Corporation   1.4%

Footnote reads:
These common stocks represent 21.3% of the total investment portfolio.



Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


What is your outlook?

We are cautiously optimistic about our outlook for the stock market in the near term. On the positive side, the economy is growing, the job market is improving and inflation appears to be contained. Also, despite its recent campaign to raise interest rates, the Federal Reserve Board has made the changes at a measured pace. On the negative side, ever-present geopolitical concerns, even higher oil prices and a dramatic slowdown in consumer spending present the strongest potential headwinds for continued economic growth. Now that the November elections are behind us, we believe market volatility will increase again over the next few months back in line with historical averages. However, the Thrivent Large Cap Index Fund should experience lower volatility due to its broad diversification and exposure to all the market sectors.

            Portfolio Facts
        As of October 31, 2004

                                A Share
                     ------------------
Ticker                            AALCX
Transfer Agent ID                   031
Net Assets                  $76,342,236
NAV                               $7.78
NAV -- High+         10/6/2004 -- $7.86
NAV -- Low+           8/6/2004 -- $7.31

Number of Holdings: 502      +For the period ended October 31, 2004




               Average Annual Total Returns 2
                   As of October 31, 2004

                                                     From
                                                Inception
Class A1                             1-Year      7/1/2000
---------------------------------------------------------
without sales charge                  8.72%       (5.23%)
with sales charge                     2.77%       (6.45%)


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*2

                        Large
                        Cap                    Consumer
                        Index      S&P 500     Price
Date                    Fund       Index***    Index**
-------------------------------------------------------
     July 1, 2000       9,450      10,000      10,000
             2000       9,270       9,743      10,017
             2000       9,828      10,348      10,029
             2000       9,299       9,802      10,081
             2000       9,223       9,761      10,099
             2000       8,477       8,991      10,104
             2000       8,514       9,035      10,099
             2001       8,779       9,356      10,163
             2001       7,966       8,503      10,203
             2001       7,456       7,964      10,226
             2001       8,023       8,583      10,267
             2001       8,061       8,640      10,313
             2001       7,853       8,430      10,331
             2001       7,768       8,347      10,302
             2001       7,277       7,825      10,302
             2001       6,691       7,193      10,348
             2001       6,804       7,330      10,313
             2001       7,305       7,892      10,296
             2001       7,362       7,961      10,255
             2002       7,248       7,845      10,279
             2002       7,106       7,694      10,319
             2002       7,362       7,983      10,377
             2002       6,917       7,499      10,435
             2002       6,851       7,444      10,435
             2002       6,360       6,914      10,441
             2002       5,878       6,375      10,453
             2002       5,916       6,417      10,488
             2002       5,283       5,720      10,505
             2002       5,736       6,223      10,531
             2002       6,057       6,589      10,531
             2002       5,703       6,202      10,508
             2003       5,551       6,040      10,554
             2003       5,466       5,949      10,636
             2003       5,494       6,007      10,700
             2003       5,978       6,501      10,676
             2003       6,282       6,843      10,659
             2003       6,367       6,931      10,671
             2003       6,472       7,053      10,682
             2003       6,595       7,190      10,723
             2003       6,519       7,114      10,758
             2003       6,889       7,517      10,746
             2003       6,946       7,583      10,717
             2003       7,299       7,980      10,705
             2004       7,433       8,126      10,758
             2004       7,538       8,239      10,816
             2004       7,423       8,115      10,885
             2004       7,299       7,988      10,920
             2004       7,393       8,097      10,984
             2004       7,538       8,255      11,019
             2004       7,278       7,981      11,002
             2004       7,307       8,013      11,007
             2004       7,384       8,100      11,031
 October 29, 2004      $7,490      $8,224     $11,089


Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. "S&P 500[R]" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.



[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Large Cap Index Fund-I

Kevin R. Brimmer, Portfolio Manager

The Thrivent Large Cap Index Fund-I seeks total returns that track the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

How did the Fund perform during the six-month period ended Oct. 31, 2004?

For the six-month period ended Oct. 31, 2004, we are pleased to report that we achieved the Fund's objective of providing results in line with the S&P 500 Index, after fees and expenses. The Thrivent Large Cap Index Fund I returned 2.78% for the period while the S&P 500 gained 2.95%. By comparison, the Fund's peer group, as represented by the Lipper S&P 500 Index Objective Funds Category, posted a median return of 2.70% over the same time frame.

What market conditions were present during the period?

The stock market produced modest gains over the six months, an impressive feat considering the price of oil rose to more than $50 per barrel. As has typically been the case at the beginning of an economic recovery, smaller-sized companies produced stronger returns than larger ones. Investors appeared to be in a holding pattern during the period, as they waited to find out the results from the November presidential election. Therefore, volatility -- which has been very high in recent years -- was historically low throughout the six months.

Growth-oriented stocks in the S&P 500 Index turned in negative results for the six-month period, significantly underperforming more value-oriented stocks. On a sector basis, the best performers included energy, industrials and financials. Companies in the energy and industrial sectors benefited from strong demand and limited supply as the economic environment strengthened. Financial stocks continued to profit from the relatively low level of interest rates.

Only two sectors -- health care and consumer staples -- turned in negative absolute returns for the period. The entire health care sector was adversely impacted by Merck & Co., approximately 2% of the Index, which lost almost half its share price after it pulled Vioxx from the market. The underperformance of consumer staple stocks was not surprising given that this sector typically does poorly in an expanding economy.

What factors affected the Fund's performance?

Because we use an indexing approach to manage the Fund, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P 500 Index, while keeping transaction costs to a minimum. The S&P 500 Index is widely regarded as the best gauge of the U.S. large-cap equities market and covers all major market sectors. As is typically the case with index funds, variances in performance relative to the Index are a result of expenses, transaction costs and minor differences in portfolio composition.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                           20.1%
Information Technology               16.0%
Health Care                          12.5%
Industrials                          11.3%
Consumer Discretionary               11.1%
Consumer Staples                     10.4%
Energy                                7.2%
Telecommunication Services            3.2%
Materials                             3.0%
Utilities                             3.0%


Top 10 Holdings
(% of Portfolio)

General Electric Company                      3.3%
Exxon Mobil Corporation                       3.0%
Microsoft Corporation                         2.8%
Citigroup, Inc.                               2.1%
Wal-Mart Stores, Inc.                         2.1%
Pfizer, Inc.                                  2.0%
Bank of America Corporation                   1.7%
Johnson & Johnson                             1.6%
American International Group, Inc.            1.5%
International Business Machines Corporation   1.4%

Footnote reads:
These common stocks represent 21.5% of the total investment portfolio.


Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


What is your outlook?

We are cautiously optimistic about our outlook for the stock market in the near term. On the positive side, the economy is growing, the job market is improving and inflation appears to be contained. Also, despite its recent campaign to raise interest rates, the Federal Reserve Board has made the changes at a measured pace. On the negative side, ever-present geopolitical concerns, even higher oil prices and a dramatic slowdown in consumer spending present the strongest potential headwinds for continued economic growth. Now that the November elections are behind us, we believe market volatility will increase again over the next few months back in line with historical averages. However, the Thrivent Large Cap Index Fund should experience lower volatility due to its broad diversification and exposure to all the market sectors.

           Portfolio Facts
        As of October 31, 2004

                    Institutional Share
                    --------------------
Ticker                            IILCX
Transfer Agent ID                   096
Net Assets                  $29,431,534
NAV                               $7.76
NAV -- High+         10/6/2004 -- $7.83
NAV -- Low+           8/6/2004 -- $7.28

Number of Holdings: 502     +For the period ended October 31, 2004




              Average Annual Total Returns 2
                  As of October 31, 2004

                                                     From
                                                Inception
Institutional Class1                 1-Year    12/31/1999
---------------------------------------------------------
Net Asset Value                       8.84%       (4.15%)


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Institutional Class Shares*2

                        Large
                        Cap                    Consumer
                        Index      S&P 500     Price
Date                    Fund-I     Index***    Index**
-------------------------------------------------------
December 31, 1999      10,000      10,000      10,000
             2000       9,530       9,498      10,024
             2000       9,360       9,318      10,083
             2000      10,270      10,229      10,166
             2000       9,950       9,922      10,172
             2000       9,740       9,718      10,178
             2000       9,990       9,958      10,238
             2000       9,840       9,802      10,255
             2000      10,450      10,411      10,267
             2000       9,900       9,861      10,321
             2000       9,850       9,819      10,339
             2000       9,070       9,045      10,345
             2000       9,113       9,089      10,339
             2001       9,426       9,412      10,404
             2001       8,558       8,554      10,446
             2001       8,023       8,012      10,469
             2001       8,639       8,634      10,511
             2001       8,690       8,692      10,559
             2001       8,488       8,481      10,576
             2001       8,397       8,397      10,547
             2001       7,872       7,872      10,547
             2001       7,236       7,236      10,594
             2001       7,347       7,374      10,559
             2001       7,902       7,940      10,541
             2001       7,965       8,009      10,499
             2002       7,853       7,892      10,523
             2002       7,700       7,740      10,564
             2002       7,985       8,031      10,624
             2002       7,497       7,544      10,683
             2002       7,446       7,489      10,683
             2002       6,918       6,955      10,689
             2002       6,390       6,413      10,701
             2002       6,431       6,455      10,737
             2002       5,740       5,754      10,755
             2002       6,238       6,260      10,781
             2002       6,593       6,629      10,781
             2002       6,207       6,239      10,758
             2003       6,043       6,076      10,805
             2003       5,950       5,985      10,888
             2003       5,991       6,043      10,954
             2003       6,496       6,540      10,930
             2003       6,835       6,885      10,912
             2003       6,918       6,973      10,924
             2003       7,031       7,096      10,936
             2003       7,165       7,234      10,978
             2003       7,082       7,157      11,013
             2003       7,484       7,562      11,001
             2003       7,535       7,628      10,972
             2003       7,935       8,028      10,960
             2004       8,072       8,175      11,013
             2004       8,187       8,289      11,073
             2004       8,061       8,164      11,144
             2004       7,925       8,036      11,180
             2004       8,030       8,146      11,245
             2004       8,187       8,304      11,281
             2004       7,914       8,029      11,263
             2004       7,946       8,061      11,269
             2004       8,019       8,149      11,293
 October 29, 2004      $8,145      $8,273     $11,352


Footnotes read:

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects Fund expenses, net of any reimbursements, while the Consumer Price Index and the S&P 500 Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. "S&P 500[R]" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.



Thrivent Balanced Fund

The AAL Balanced Fund seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

During the reporting period, Thrivent Investment Management conducted an analysis of balanced fund competitors and determined that a change in tactics was appropriate for the equity portion of the Fund. In June, management of the equity portfolio was shifted to our team of fundamental research analysts led by the Director of Equity Research. This move brought the Fund, which is now managed by a team of equity and fixed income investment professionsals, more in line with the competition by diversifying it more broadly among value- and growth-oriented stocks and moving it to a multi-capitalization investment strategy. With this change, we expect to achieve more consistent equity results versus other balanced funds.

How did the Fund perform during the six-month period ended Oct. 31, 2004?

Fund performance was disappointing for the six months ended Oct. 31, 2004. The Thrivent Balanced Fund returned 2.21% during the period, underperforming its Lipper peer group and its equity and fixed income benchmarks. Its peer group, as represented by the Lipper Balanced Funds Category, posted a median return of 3.00% for the period. The Fund's previous equity benchmark, the S&P 500 Index, gained 2.95%, and its current equity benchmark, the S&P Composite 1500 Index, returned 3.21%. Because the S&P Composite 1500 Index is more broad and representative of the companies in which the Fund invests, it will be used to compare performance in the future. The Fund's fixed income benchmark, the Lehman Brothers Aggregate Bond Index, returned 4.23% for the six-month period.

What market conditions were present during the period?

In general, fixed income and equity markets moved higher over the past six months. Despite three hikes in the federal funds rate during the period, bond prices advanced and interest rates declined based on investors' concerns over a slowing economy, higher oil prices and heightened geopolitical instability. Stocks advanced more modestly in the period led by the energy and industrial sectors of the market. Energy prices rose more than 60% in less than six months due to supply disruptions from the hurricane season, instability in major energy-producing regions and continued robust demand, particularly from China and India. Rising energy costs dampened growth expectations which, in turn, impacted the outlook for stock prices.

What factors affected the Fund's performance?

Fund returns for the six-month period were below median primarily for two reasons. First, as a result of our conservative market outlook, we allocated too much of the Fund to short-term investments that fell short of bond and stock returns. Second, our stocks did not perform as well as the broad market, particularly in the small- and mid-cap segments. Although our equity portfolio provided respectable absolute returns, its traditional bias toward large-capitalization, high-quality stocks did not allow it to keep pace with the broader indices. On the fixed income side, our bond portfolio performed in line with its market benchmark.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                               14.1%
Information Technology                    9.6%
Consumer Discretionary                    8.2%
Health Care                               6.7%
Industrials                               6.2%
Consumer Staples                          5.4%
Mortgage-Backed Securities                5.4%
Energy                                    4.7%
Commerical Mortgage Backed Securities     4.3%
Utilities                                 4.2%


Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
30-Yr. Conventional                                    4.0%
Exxon Mobil Corporation                                1.6%
General Electric Company                               1.6%
Microsoft Corporation                                  1.4%
Federal National Mortgage Association
15-Yr. Conventional                                    1.3%
Federal National Mortgage Association                  1.2%
Wal-Mart Stores, Inc.                                  1.2%
Pfizer, Inc.                                           1.2%
Citigroup, Inc.                                        1.1%
Federal National Mortgage Association                  1.1%


Footnote reads:
These common stocks and long term fixed income securities represent 15.7% of the total investment portfolio.


Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

Top Industries represent long term non-government holdings.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


What is your outlook?

Our outlook calls for the economic recovery to continue into 2005. Economic growth, which is likely to remain uneven but positive, should lead to continued moderate improvements in the labor market and increased capital spending. While inflation may rise cyclically, we believe it will remain under control. Unless we see a significant increase in strong economic data, we believe interest rates will move gradually higher with greater upward pressure on short-term rates. We currently do not see any economic or fiscal factors that would lead Federal Reserve policymakers to raise rates more aggressively. Although higher energy prices have disrupted the economic growth rate, our position is that oil prices greater than $50/barrel are not sustainable for an extended period, barring some unforeseen event. Stocks will likely continue to provide attractive returns but at a moderate pace.

                                    Portfolio Facts
                                As of October 31, 2004

                               A Share             B Share  Institutional Share
                    ------------------  ------------------   ------------------
Ticker                           AABFX               BBBFX                IBBFX
Transfer Agent ID                  026                 085                  056
Net Assets                $278,463,455         $17,608,337         $108,472,465
NAV                             $11.81              $11.76               $11.80
NAV -- High+       10/6/2004 -- $11.82 10/6/2004 -- $11.77 10/29/2004 -- $11.80
NAV -- Low+        8/12/2004 -- $11.22 8/12/2004 -- $11.17  8/12/2004 -- $11.22

Number of Holdings: 478            +For the period ended October 31, 2004



                    Average Annual Total Returns 2
                        As of October 31, 2004

                                                                   From
                                                              Inception
Class A1                             1-Year        5-Year    12/29/1997
-----------------------------------------------------------------------
without sales charge                  4.92%         1.59%         4.64%
with sales charge                    (0.88%)        0.45%         3.78%

                                                                   From
                                                              Inception
Class B1                             1-Year        5-Year    12/29/1997
-----------------------------------------------------------------------
without sales charge                  3.92%         0.67%         3.96%
with sales charge                    (0.08%)        0.67%         3.96%

                                                                   From
                                                              Inception
Institutional Class                  1-Year        5-Year    12/29/1997
-----------------------------------------------------------------------
Net Asset Value                       5.43%         2.03%         5.03%






[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*2

                                                         Lehman
                                                         Brothers      Consumer
                      Balanced     S&P 500    S&P 1500   Aggregate     Price
    Date              Fund         Index****  Index***   Bond Index**  Index*****
-------------------------------------------------------------------------------
December 29, 1997       9,450      10,000      10,000      10,000      10,000
             1997       9,450      10,180      10,195      10,008       9,988
             1998       9,507      10,293      10,263      10,136      10,006
             1998       9,932      11,035      11,022      10,129      10,025
             1998      10,175      11,599      11,573      10,164      10,043
             1998      10,241      11,716      11,697      10,217      10,062
             1998      10,099      11,515      11,445      10,314      10,080
             1998      10,502      11,982      11,855      10,401      10,093
             1998      10,426      11,855      11,670      10,423      10,105
             1998       9,569      10,143       9,921      10,593      10,118
             1998      10,024      10,793      10,581      10,841      10,130
             1998      10,416      11,670      11,435      10,783      10,155
             1998      10,722      12,377      12,114      10,845      10,155
             1998      11,155      13,090      12,878      10,877      10,149
             1999      11,481      13,637      13,311      10,955      10,173
             1999      11,270      13,213      12,853      10,764      10,186
             1999      11,519      13,742      13,346      10,823      10,217
             1999      11,721      14,274      13,911      10,858      10,291
             1999      11,548      13,937      13,629      10,762      10,291
             1999      11,829      14,710      14,384      10,728      10,291
             1999      11,655      14,251      13,955      10,683      10,322
             1999      11,499      14,180      13,840      10,677      10,347
             1999      11,489      13,792      13,470      10,801      10,396
             1999      11,908      14,664      14,285      10,841      10,415
             1999      12,065      14,963      14,615      10,840      10,421
             1999      12,378      15,844      15,485      10,788      10,421
             2000      12,024      15,048      14,739      10,753      10,446
             2000      11,877      14,763      14,612      10,883      10,508
             2000      12,489      16,207      15,963      11,026      10,594
             2000      12,281      15,720      15,482      10,994      10,601
             2000      12,271      15,397      15,169      10,989      10,607
             2000      12,552      15,777      15,549      11,218      10,669
             2000      12,482      15,530      15,333      11,320      10,687
             2000      12,811      16,494      16,345      11,484      10,700
             2000      12,592      15,624      15,543      11,556      10,755
             2000      12,743      15,558      15,449      11,633      10,774
             2000      12,522      14,331      14,225      11,823      10,780
             2000      12,788      14,401      14,407      12,042      10,774
             2001      12,808      14,912      14,905      12,239      10,842
             2001      12,525      13,552      13,596      12,346      10,885
             2001      12,295      12,694      12,729      12,408      10,910
             2001      12,662      13,680      13,744      12,356      10,954
             2001      12,621      13,772      13,858      12,431      11,003
             2001      12,381      13,437      13,565      12,478      11,022
             2001      12,371      13,305      13,424      12,757      10,991
             2001      12,011      12,472      12,629      12,903      10,991
             2001      11,654      11,465      11,545      13,053      11,040
             2001      11,933      11,683      11,803      13,326      11,003
             2001      12,316      12,579      12,702      13,143      10,985
             2001      12,402      12,690      12,875      13,059      10,941
             2002      12,319      12,505      12,706      13,165      10,966
             2002      12,194      12,263      12,480      13,292      11,009
             2002      12,361      12,725      12,998      13,071      11,071
             2002      12,027      11,953      12,306      13,325      11,133
             2002      12,027      11,865      12,190      13,438      11,133
             2002      11,536      11,020      11,329      13,554      11,139
             2002      11,053      10,161      10,404      13,718      11,152
             2002      11,148      10,228      10,471      13,949      11,189
             2002      10,504       9,117       9,374      14,175      11,207
             2002      11,011       9,919      10,146      14,110      11,235
             2002      11,264      10,502      10,740      14,106      11,235
             2002      10,993       9,886      10,132      14,398      11,211
             2003      10,877       9,627       9,862      14,411      11,260
             2003      10,877       9,482       9,702      14,610      11,347
             2003      10,927       9,574       9,794      14,598      11,415
             2003      11,438      10,363      10,593      14,719      11,390
             2003      11,842      10,908      11,185      14,993      11,372
             2003      11,853      11,047      11,333      14,963      11,384
             2003      11,821      11,242      11,562      14,460      11,397
             2003      11,949      11,461      11,824      14,556      11,440
             2003      11,991      11,340      11,686      14,941      11,477
             2003      12,281      11,981      12,378      14,802      11,465
             2003      12,292      12,086      12,527      14,837      11,434
             2003      12,636      12,720      13,128      14,988      11,421
             2004      12,809      12,953      13,378      15,109      11,477
             2004      12,916      13,133      13,578      15,272      11,539
             2004      12,813      12,935      13,409      15,387      11,613
             2004      12,607      12,732      13,172      14,987      11,651
             2004      12,575      12,906      13,361      14,927      11,719
             2004      12,742      13,157      13,643      15,011      11,756
             2004      12,459      12,721      13,164      15,160      11,737
             2004      12,557      12,772      13,203      15,449      11,744
             2004      12,700      12,911      13,387      15,491      11,768
 October 29, 2004     $12,886     $13,108     $13,594     $15,621     $11,830




Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The S&P 1500 Index is an index that represents the performance of a group of 1500 publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[PHOTOS OMITTED: PAUL J. OCENASEK AND MARK L. SIMENSTAD]

Thrivent High Yield Fund

Paul J. Ocenasek (left) and Mark L. Simenstad (right), Portfolio
Co-Managers

The Thrivent High Yield Fund seeks high current income and, secondarily, growth of capital by investing primarily in a diversified portfolio of high-yield ("junk") corporate bonds.*

How did Thrivent High Yield Fund perform for the 12-month period ended Oct. 31, 2004?

We are quite pleased with the Fund's performance for the 12-month period under review, during which the Fund solidly outperformed the median of its peer group and only slightly underperformed its benchmark. Thrivent High Yield Fund returned 11.53% versus the Fund's peer group, the Lipper High Current Yield Funds Category, which returned 5.74%. The Lehman Brothers High Yield Bond Index returned 12.32% for the same time frame. We find these results especially rewarding given that the Fund substantially outperformed most segments of both the bond and stock markets despite some intra-period volatility within the high-yield bond sector.

What market conditions were present during the period?

Relative stability characterized the high-yield bond market for most of the 12-month review period, with the lower and upper tiers of the quality spectrum performing within a tight range for the first half of the period, and lower-quality (CCC-rated) debt breaking out and outperforming in the latter half of the year. In general, high-yield bonds ended 2003 on a strong note, supported by improving fundamentals, low levels of default and a historically low interest-rate environment. As the period progressed, investor's appetite for yield -- and consequently, their risk tolerance -- remained robust, allowing the high-yield sector to continue to outperform many other areas of the fixed-income markets.

What factors affected Fund performance?

First, individual credit selection proved to offer the most substantial benefit to performance for the year on both a relative and absolute basis. Second, increasing the Fund's exposure to bonds issued by companies in cyclical industries, such as chemicals, metals and mining, forest products and housing, which outperformed the general high-yield market, added to returns. Finally, we trimmed our exposure to consumer cyclical-related bonds which we believed would suffer should the economic recovery stall somewhat, such as retail, airlines and automotive bonds. This, too, proved to be a boon to Fund performance, as many of these bonds performed poorly due to weakened demand, price pressures and increased competition. Therefore, our underweighted exposure to these types of bonds helped performance overall this year.

Detracting from performance this period was the overall ratings profile for the Fund. We remained underweighted in our exposure to the riskier credits, such as CCC-rated bonds, which proved to be the better-performing segments of the high-yield bond universe, particularly in the second half of the period. Essentially, this is the reason we slightly underperformed our benchmark this period, as the Lehman Index typically holds more CCC-rated credits than either the Fund or our peer group will. However, we are confident that we successfully managed the Fund's inherent risk profile by underweighting the riskier segments of the high-yield bond universe, and forfeited only marginal returns as a result.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Communications Services              18.2%
Consumer Cyclical                    14.2%
Basic Materials                      11.5%
Utilities                             9.9%
Capital Goods                         9.4%
Consumer Non-Cyclical                 6.6%
Energy                                5.2%
Technology                            3.1%
Financials                            1.7%
Transportation                        1.2%



[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                  0.0%
Aa                   0.2%
A                    0.0%
Baa                  2.5%
Ba                  27.5%
B                   57.9%
Caa                  6.6%
Ca                   0.0%
C                    0.0%
D                    0.0%
Not Rated            5.3%


Footnotes read:

* High-yield bonds carry greater volatility and risk than investment-grade bonds.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Moody's Bond Quality Ratings Distributions are subject to change.


What is your outlook?

We have shifted the Fund's portfolio somewhat to include more cyclical-related credits, which typically perform well in a growing economy. We believe this move positions the Fund well for the continued economic recovery we expect over 2005. Additionally, because the backdrop for the high-yield market remains favorable, we increased our exposure to lower-tier, higher-yielding credits, in anticipation of what we believe will be a "coupon clipping" environment as interest rates creep upward, which we expect in 2005. Overall, we hold a generally optimistic outlook given good prospects for the economy and corporate profits, which should bode well for high-yield bonds over the months ahead.

                               Portfolio Facts
                           As of October 31, 2004

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            LBHYX               LUHBX               LBHIX
Transfer Agent ID                    73                 373                 473
Net Assets                 $603,087,934         $33,080,071         $10,071,017
NAV                               $5.24               $5.24               $5.24
NAV -- High+         1/26/2004 -- $5.28  1/26/2004 -- $5.28  1/22/2004 -- $5.28
NAV -- Low+          5/17/2004 -- $4.95  5/17/2004 -- $4.95  5/14/2004 -- $4.95

Number of Holdings: 263           +For the year ended October 31, 2004




                       Average Annual Total Returns 2
                          As of October 31, 2004

Class A1                             1-Year        5-Year       10-Year
-----------------------------------------------------------------------
without sales charge                 11.53%         1.84%         4.86%
with sales charge                     6.49%         0.91%         4.38%

                                                                   From
                                                              Inception
Class B1                             1-Year        5-Year    10/31/1997
-----------------------------------------------------------------------
without sales charge                 10.66%         1.11%         1.01%
with sales charge                     6.66%         1.11%         1.01%

                                                                   From
                                                              Inception
Institutional Class                  1-Year        5-Year    10/31/1997
-----------------------------------------------------------------------
Net Asset Value                      11.98%         2.20%         1.89%



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares**2

                                  Lehman
                                  Brothers
                                  High
                       High       Yield        Consumer
                       Yield      Bond         Price
Date                   Fund       Index**      Index***
---------------------------------------------------------
 October 31, 1994       9,550      10,000      10,000
             1994       9,320       9,874      10,013
             1994       9,278       9,947      10,013
             1995       9,319      10,082      10,054
             1995       9,675      10,427      10,094
             1995       9,774      10,540      10,127
             1995      10,010      10,808      10,161
             1995      10,213      11,111      10,181
             1995      10,268      11,181      10,201
             1995      10,592      11,322      10,201
             1995      10,636      11,358      10,227
             1995      10,728      11,497      10,247
             1995      10,785      11,568      10,281
             1995      10,914      11,670      10,274
             1995      11,076      11,854      10,268
             1996      11,341      12,063      10,328
             1996      11,632      12,072      10,361
             1996      11,519      12,064      10,415
             1996      11,579      12,090      10,455
             1996      11,689      12,163      10,475
             1996      11,598      12,264      10,482
             1996      11,507      12,321      10,502
             1996      11,697      12,454      10,522
             1996      12,082      12,754      10,555
             1996      12,041      12,852      10,589
             1996      12,143      13,105      10,609
             1996      12,290      13,200      10,609
             1997      12,435      13,328      10,642
             1997      12,595      13,549      10,676
             1997      12,199      13,347      10,702
             1997      12,198      13,488      10,716
             1997      12,666      13,776      10,709
             1997      13,011      13,967      10,722
             1997      13,458      14,351      10,736
             1997      13,499      14,318      10,756
             1997      13,910      14,602      10,783
             1997      13,778      14,615      10,809
             1997      13,806      14,755      10,803
             1997      13,946      14,884      10,789
             1998      14,229      15,152      10,809
             1998      14,425      15,241      10,829
             1998      14,606      15,384      10,850
             1998      14,529      15,445      10,870
             1998      14,483      15,498      10,890
             1998      14,546      15,554      10,903
             1998      14,623      15,643      10,916
             1998      13,473      14,779      10,930
             1998      13,283      14,846      10,943
             1998      13,013      14,542      10,970
             1998      13,641      15,145      10,970
             1998      13,675      15,162      10,963
             1999      13,889      15,387      10,990
             1999      13,838      15,296      11,003
             1999      13,989      15,442      11,037
             1999      14,437      15,742      11,117
             1999      14,175      15,528      11,117
             1999      14,272      15,495      11,117
             1999      14,350      15,558      11,151
             1999      14,152      15,386      11,177
             1999      14,074      15,275      11,231
             1999      14,014      15,174      11,251
             1999      14,327      15,352      11,258
             1999      14,639      15,525      11,258
             2000      14,668      15,458      11,284
             2000      14,953      15,488      11,351
             2000      14,668      15,162      11,445
             2000      14,438      15,186      11,452
             2000      14,149      15,031      11,458
             2000      14,388      15,337      11,525
             2000      14,283      15,454      11,545
             2000      14,238      15,559      11,559
             2000      13,939      15,423      11,619
             2000      13,283      14,929      11,639
             2000      12,105      14,338      11,646
             2000      12,252      14,615      11,639
             2001      13,242      15,710      11,712
             2001      13,254      15,919      11,759
             2001      12,664      15,544      11,786
             2001      12,383      15,351      11,833
             2001      12,521      15,627      11,886
             2001      12,081      15,189      11,906
             2001      12,114      15,412      11,873
             2001      12,235      15,594      11,873
             2001      11,405      14,546      11,926
             2001      11,757      14,906      11,886
             2001      12,068      15,450      11,866
             2001      12,040      15,387      11,819
             2002      12,194      15,494      11,846
             2002      11,922      15,278      11,893
             2002      12,161      15,645      11,960
             2002      12,261      15,889      12,027
             2002      12,030      15,807      12,027
             2002      11,244      14,642      12,033
             2002      10,791      14,002      12,047
             2002      10,914      14,401      12,087
             2002      10,716      14,212      12,107
             2002      10,593      14,088      12,137
             2002      11,245      14,961      12,137
             2002      11,200      15,170      12,111
             2003      11,517      15,675      12,164
             2003      11,707      15,868      12,258
             2003      12,047      16,325      12,331
             2003      12,626      17,293      12,305
             2003      12,707      17,471      12,285
             2003      13,082      17,974      12,298
             2003      12,952      17,776      12,311
             2003      13,135      17,981      12,358
             2003      13,469      18,472      12,398
             2003      13,771      18,845      12,385
             2003      13,910      19,131      12,352
             2003      14,235      19,564      12,338
             2004      14,459      19,938      12,398
             2004      14,435      19,887      12,465
             2004      14,506      20,023      12,546
             2004      14,457      19,886      12,586
             2004      14,254      19,549      12,659
             2004      14,444      19,830      12,700
             2004      14,616      20,099      12,680
             2004      14,853      20,494      12,686
             2004      15,060      20,791      12,713
 October 29, 2004     $15,365     $21,167     $12,780


Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

** As you compare performance, please note that the Fund's performance reflects the maximum 4.5% sales charge, while the Lehman Brothers High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Lehman Brothers High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[PHOTOS OMITTED: PAUL J. OCENASEK AND MARK L. SIMENSTAD]

Thrivent Partner High Yield Fund

Paul J. Ocenasek (left) and Mark L. Simenstad (right), Portfolio
Co-Managers

The Thrivent Partner High Yield Fund seeks high current income and secondary capital growth by investing primarily in a diversified portfolio of high-risk, high-yield bonds commonly referred to as "junk bonds."* The Fund actively seeks to achieve the secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

During the reporting period, PIMCO, LLC discontinued serving as subadviser for Thrivent Partner High Yield Fund, and Thrivent Financial assumed day-to-day management responsibility for the Fund.

How did Thrivent Partner High Yield Fund perform for the six-month period ended Oct. 31, 2004?

We are generally pleased with the Fund's performance results for the six-month period, during which the Fund returned 6.32%, solidly outperforming its peer group, the Lipper High Current Yield Funds Category, which returned 5.74% for the same period. The Fund's previous benchmark, the Merrill Lynch U.S. High Yield, Cash Pay Index, returned 6.41%, and the current benchmark, the Lehman Brothers High Yield Bond Index, returned 6.44%. Because the Lehman U.S. Corporate High Yield Bond Index is more broad and representative of the companies in which the Fund invests, it will be used to compare performance in the future.

While the Fund slightly underperformed its new benchmark, it is important to consider that management of the Fund's portfolio changed hands in June 2004, at which time we restructured the portfolio's composition and posture. While we are convinced these changes are already having a positive impact on performance, we are optimistic that once they begin to take full effect on the Fund over time, performance will improve even more over the months ahead.

What market conditions were present during the period?

Relative stability characterized the high-yield bond market for most of the six-month review period, when a continuation of the generally favorable conditions high-yield bonds enjoyed throughout 2003 -- improving fundamentals, low levels of default and a historically low interest-rate environment -- again created a favorable backdrop for high-yield bonds. Investor's appetite for yield, and consequently, their risk tolerance, remained robust, thereby prompting the lower tiers of the quality spectrum to slightly outperform higher-quality issues. Overall, high-yield bonds at large continued to outperform most other areas of the fixed-income markets.

What factors affected Fund performance?

We are pleased to report that many of the changes we implemented in June 2004 have already benefited returns. First, the fact that we sold off our emerging market debt exposure helped reposition the portfolio to assume a lower risk profile. Second, increasing the Fund's exposure to bonds issued by companies in cyclical industries added to performance, since many bonds from the chemicals, metals and mining, forest products and housing sectors outperformed the general high-yield market.

Finally, we decreased the Fund's exposure to consumer cyclical-related bonds, which we believed would suffer should the economic recovery stall somewhat, such as retail, airlines and automotive bonds. This, too, proved to be a boon to Fund performance, as many of these bonds performed poorly due to weakened demand, price pressures and increased competition.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Communications Services              20.3%
Consumer Cyclical                    14.4%
Capital Goods                         9.8%
Basic Materials                       9.6%
Utilities                             9.2%
Consumer Non-Cyclical                 8.5%
Energy                                5.9%
Financials                            1.3%
Technology                            1.3%
Transportation                        1.1%


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                  0.0%
Aa                   0.0%
A                    3.9%
Baa                  6.8%
Ba                  31.5%
B                   53.4%
Caa                  6.8%
Ca                   0.0%
C                    0.0%
D                    0.0%
Not Rated            7.2%


Footnotes read:

* High-yield bonds carry greater volatility and risk than investment-grade bonds.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Moody's Bond Quality Ratings Distributions are subject to change.


Detracting from performance this period was the Fund's overall ratings profile. We remained underweighted in our exposure to the riskier credits, such as CCC-rated bonds, which outperformed the higher-quality segments of the high-yield bond universe. In our opinion, this is the main reason we slightly underperformed our benchmark, since that the Lehman Index typically holds more CCC-rated credits than the Fund. However, we are confident that by underweighting the riskier segments of the high-yield bond universe, we forfeited only marginal returns as a result.

What is your outlook?

We find it very encouraging that the changes we have implemented for the Fund's portfolio are already reaping results. For example, we placed a greater emphasis on individual credit selection in carefully restructuring the portfolio, and our decision to add more cyclical industry credits-which we believe will fare well as the U.S. economy continues to grow at-or-above trend-will likely bode well for the Fund. Because the backdrop for the high-yield market remains favorable, we increased our exposure to lower-tier, higher-yielding credits, in anticipation of what we believe will be a "coupon clipping" environment as interest rates creep upward, which we expect in 2005. We are hopeful that our restructuring efforts, coupled with our generally optimistic outlook given good prospects for the economy and corporate profits, will bode well for the Fund over the months ahead.

                                Portfolio Facts
                             As of October 31, 2004

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            AAHYX               BBHYX                 N/A
Transfer Agent ID                   025                 075                 095
Net Assets                 $138,870,437          $5,870,233          $4,306,073
NAV                               $6.71               $6.72               $6.71
NAV -- High+        10/29/2004 -- $6.71 10/31/2004 -- $6.72 10/29/2004 -- $6.71
NAV -- Low+          5/14/2004 -- $6.32  5/14/2004 -- $6.32  5/14/2004 -- $6.32

Number of Holdings: 247              +For the period ended October 31, 2004


                       Average Annual Total Returns 2
                           As of October 31, 2004

                                                                   From
                                                              Inception
Class A1                             1-Year        5-Year      1/8/1997
-----------------------------------------------------------------------
without sales charge                  9.65%         5.55%         4.01%
with sales charge                     4.71%         4.58%         3.40%

                                                                   From
                                                              Inception
Class B1                             1-Year        5-Year      1/8/1997
-----------------------------------------------------------------------
without sales charge                  8.78%         4.71%         3.54%
with sales charge                     4.78%         4.71%         3.54%

                                                                   From
                                                              Inception
Institutional Class                  1-Year        5-Year    12/29/1997
-----------------------------------------------------------------------
Net Asset Value                      10.31%         5.94%         3.05%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares**2

                                  Merrill     Lehman
                                  Lynch       Brothers
                       Partner    High        High
                       High       Yield       Yield        Consumer
                       Yield      Master      Bond         Price
Date                   Fund       Index***    Index****    Index*****
------------------------------------------------------------------------------
  January 8, 1997       9,550      10,000      10,000      10,000
             1997       9,593      10,108      10,098      10,032
             1997       9,819      10,250      10,265      10,063
             1997       9,553      10,136      10,112      10,088
             1997       9,694      10,251      10,218      10,101
             1997      10,002      10,458      10,437      10,095
             1997      10,129      10,617      10,582      10,107
             1997      10,396      10,872      10,872      10,120
             1997      10,399      10,853      10,848      10,139
             1997      10,643      11,033      11,063      10,164
             1997      10,629      11,106      11,072      10,189
             1997      10,722      11,211      11,178      10,183
             1997      10,814      11,317      11,276      10,170
             1998      10,985      11,486      11,479      10,189
             1998      11,066      11,533      11,547      10,208
             1998      11,142      11,633      11,655      10,227
             1998      11,160      11,688      11,701      10,246
             1998      11,161      11,769      11,742      10,265
             1998      11,170      11,828      11,784      10,277
             1998      11,187      11,895      11,851      10,290
             1998      10,351      11,382      11,197      10,303
             1998      10,303      11,405      11,247      10,315
             1998      10,070      11,217      11,017      10,340
             1998      10,602      11,728      11,474      10,340
             1998      10,571      11,732      11,487      10,334
             1999      10,675      11,848      11,657      10,359
             1999      10,519      11,758      11,589      10,372
             1999      10,558      11,859      11,699      10,404
             1999      10,718      12,044      11,926      10,479
             1999      10,533      11,961      11,764      10,479
             1999      10,511      11,938      11,739      10,479
             1999      10,500      11,956      11,787      10,511
             1999      10,347      11,835      11,656      10,536
             1999      10,150      11,789      11,572      10,586
             1999       9,910      11,720      11,496      10,605
             1999      10,037      11,854      11,631      10,612
             1999      10,174      11,917      11,762      10,612
             2000      10,112      11,857      11,711      10,637
             2000      10,136      11,868      11,733      10,700
             2000       9,963      11,702      11,487      10,788
             2000       9,963      11,706      11,505      10,794
             2000       9,791      11,577      11,387      10,801
             2000       9,977      11,775      11,619      10,864
             2000       9,895      11,860      11,708      10,883
             2000      10,008      12,005      11,788      10,895
             2000       9,834      11,935      11,685      10,952
             2000       9,641      11,585      11,311      10,971
             2000       9,362      11,222      10,863      10,977
             2000       9,723      11,465      11,072      10,971
             2001      10,179      12,149      11,902      11,040
             2001      10,215      12,340      12,060      11,085
             2001      10,012      12,177      11,776      11,110
             2001       9,882      12,044      11,630      11,154
             2001       9,941      12,276      11,839      11,204
             2001       9,626      12,023      11,507      11,223
             2001       9,786      12,210      11,676      11,192
             2001       9,828      12,328      11,814      11,192
             2001       9,308      11,537      11,020      11,242
             2001       9,591      11,877      11,293      11,204
             2001       9,799      12,263      11,705      11,185
             2001       9,762      12,176      11,657      11,141
             2002       9,799      12,244      11,738      11,166
             2002       9,680      12,127      11,574      11,211
             2002       9,772      12,415      11,853      11,274
             2002       9,857      12,612      12,038      11,337
             2002       9,766      12,544      11,976      11,337
             2002       9,215      11,649      11,093      11,343
             2002       8,720      11,189      10,608      11,356
             2002       9,096      11,468      10,911      11,393
             2002       8,856      11,292      10,767      11,412
             2002       8,908      11,197      10,673      11,441
             2002       9,526      11,867      11,334      11,441
             2002       9,683      12,048      11,493      11,416
             2003       9,942      12,395      11,876      11,466
             2003      10,101      12,554      12,022      11,554
             2003      10,327      12,880      12,368      11,624
             2003      10,901      13,603      13,101      11,599
             2003      11,037      13,747      13,236      11,580
             2003      11,315      14,125      13,617      11,592
             2003      11,189      13,923      13,467      11,605
             2003      11,360      14,099      13,622      11,649
             2003      11,615      14,482      13,995      11,687
             2003      11,846      14,778      14,277      11,674
             2003      11,949      14,981      14,494      11,643
             2003      12,263      15,328      14,822      11,630
             2004      12,386      15,567      15,105      11,687
             2004      12,273      15,557      15,067      11,750
             2004      12,331      15,667      15,169      11,826
             2004      12,217      15,554      15,066      11,864
             2004      12,055      15,305      14,811      11,933
             2004      12,174      15,529      15,023      11,971
             2004      12,356      15,737      15,227      11,952
             2004      12,550      16,026      15,526      11,958
             2004      12,760      16,249      15,751      11,984
 October 29. 2004     $12,989     $16,550     $16,036     $12,047



Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

** As you compare performance, please note that the Fund's performance reflects the maximum 4.5% sales charge, while the Merrill Lynch High Yield Cash Pay Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Merrill Lynch High Yield Cash Pay Index is an index comprised of approximately 1,200 "cash pay" high yield bonds representative of the high-yield market as a whole. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Lehman Brothers High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the Lehman Brothers High Yield Bond Index serves as a better reflection of the Fund's current investment strategy than does the Merrill Lynch High Yield Cash Pay Index.

***** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[PHOTOS OMITTED: MUNICIPAL BOND FUND]

Thrivent Municipal Bond Fund

Janet I. Grangaard, Portfolio Manager

The Thrivent Municipal Bond Fund seeks a high level of current income exempt from federal income taxes consistent with capital preservation by investing primarily in a diversified portfolio of municipal bonds.*

How did Thrivent Municipal Bond Fund perform for its fiscal year ended Oct. 31, 2004?

We are generally pleased with the Fund's performance for the period, especially given the specter of rising interest rates that shadowed the markets for much of the review period. For the 12-month period ended Oct. 31, 2004, Thrivent Municipal Bond Fund returned 5.38%, thereby outperforming its peer group, the Lipper General Municipal Debt Funds Category, which returned 5.26%. The Fund's benchmark, the Lehman Municipal Bond Index, returned 6.03%. We attribute this marginal underperformance primarily to the Fund's expenses, given that the Index is unmanaged, is not available for direct investment and does not have expenses or fees associated with it.

What market conditions were present during the period?

Domestic fixed-income markets, including municipal bonds, continued to perform well relative to equity securities, despite three interest-rate hikes by the Federal Reserve Board (the Fed) so far in 2004. Later in the period, bonds rallied as investors grew more defensive amid lower-than-expected job gains, higher oil prices, geopolitical concerns, and uncertainties surrounding the U.S. presidential election. Except for modest issuance in August, municipal bond supply remained relatively stable as the period came to a close, supporting rising bond prices, particularly at the 20-year point of the maturity curve, where demand from insurance companies was strong. Municipal bonds outperformed U.S. Treasuries at the end of the 12-month period.

Meanwhile, the fiscal tone of many state and municipal governments improved as tax collections continue to grow, with state governments reporting an 11.4% increase in second quarter 2004 revenues over last year. Credit rating agencies have upgraded the debt of California on signs that the state's economy is improving and following issuance of $15 billion in economic recovery bonds.

What factors affected Fund performance?

First, our decision in January 2004 to buy "beaten down," or distressed, California general obligation bonds, significantly added to returns. At that time, these bonds held a BBB-rating from all major rating agencies and were feeling the pressure of the cash-flow crisis facing the State of California early this year. After new government leadership implemented new fiscal policies, the bonds were eventually upgraded to an A-level rating, thereby adding to total return for the Fund.

Second, our decision to add to our securitized, tobacco settlement bond holdings also helped performance. Despite ongoing litigation plaguing this sector, tobacco bonds have performed relatively well over the course of the year as a result of investors' quest for favorable yield. Although we missed the strong outperformance of the riskier, "junkier" bonds within this sector, we benefited from our overall exposure to these non-corporate securities.

Finally, we enjoyed a boost to performance from several of the portfolio's bonds that became pre-refunded during the period. Bonds that are pre-refunded typically enjoy price appreciation, since they are deemed to have virtually no default risk once pre-refunded, or paid-off, by the proceeds of a second bond issue. As a result, this event added to Fund returns.


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                 54.3%
Aa                  15.9%
A                   14.1%
Baa                 15.0%
Ba                   0.2%
B                    0.0%
Caa                  0.0%
Ca                   0.0%
C                    0.0%
D                    0.0%
Not Rated            0.5%



[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

General Obligation -- 18.8%
Health Care -- 15.3%
Escrowed/Pre-refunded -- 12.5%
Special Tax Revenue -- 9.1%
Electric Revenue -- 9.0%
Education -- 6.9%
Industrial Development Revenue -- 6.5%
Transportation -- 6.3%
Water & Sewer -- 5.9%
Other Revenue -- 5.6%
Housing Finance -- 4.1%


Top 10 States
(% of Portfolio)

Texas                                 11.4%
California                            10.1%
New York                               9.1%
Illinois                               8.8%
Washington                             5.2%
Colorado                               4.7%
Minnesota                              4.1%
Michigan                               3.6%
Georgia                                3.1%
Ohio                                   2.3%

Footnote reads:
These long term fixed income securities represent 62.4% of the total investment portfolio.



Footnotes read:

* Investors may be subject to state taxes and federal alternative minimum tax.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio Composition and Top 10 States are subject to change.



On the negative side, the fact that the portfolio's interest-rate sensitivity, or duration, was a bit more conservative (lower) than that of our benchmark proved to exert an opportunity cost on returns.
Additionally, the Fund's exposure to housing-related bonds, which performed poorly this period due to prepayment calls and credit rating downgrades, were a drag on Fund returns.

What is your outlook?

Historically, municipal bonds have outperformed U.S. Treasuries in periods of rising interest rates, as higher borrowing costs discourage municipalities from issuing debt, thereby lowering supply. Given the likelihood of additional rate increases by the Fed, we plan to maintain a relatively conservative posture in terms of interest-rate sensitivity, with a core focus on defensively structured bonds. We also plan to maintain our focus on higher-quality municipal bonds, avoiding the riskiest segments of the municipal universe so as to preserve the risk profile of the Fund. Overall, we are confident good value and returns will be uncovered through our disciplined investment process, and the Fund's current allocations will position it well for the conditions we anticipate in the months ahead.

                                 Portfolio Facts
                              As of October 31, 2004

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            AAMBX                 N/A                 N/A
Transfer Agent ID                   015                 065                 088
Net Assets               $1,264,115,462         $34,044,463          $5,116,127
NAV                              $11.56              $11.55              $11.55
NAV -- High+        3/11/2004 -- $11.80  3/9/2004 -- $11.80  3/9/2004 -- $11.80
NAV -- Low+         5/13/2004 -- $11.09 5/13/2004 -- $11.09 5/13/2004 -- $11.09

Number of Holdings: 504         +For the year ended October 31, 2004



                     Average Annual Total Returns 2
                         As of October 31, 2004

Class A1                             1-Year        5-Year       10-Year
-----------------------------------------------------------------------
without sales charge                  5.47%         6.68%         6.68%
with sales charge                     0.71%         5.70%         6.19%

                                                                   From
                                                              Inception
Class B1                             1-Year        5-Year    10/31/1997
-----------------------------------------------------------------------
without sales charge                  4.72%         5.92%         4.94%
with sales charge                     0.72%         5.92%         4.94%

                                                                   From
                                                              Inception
Institutional Class                  1-Year        5-Year    10/31/1997
-----------------------------------------------------------------------
Net Asset Value                       5.70%         6.92%         5.73%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares**2

                                 Lehman
                                 Brothers
                                 Municipal    Consumer
                       Income    Bond         Price
Date                   Fund      Index***     Index****
---------------------------------------------------------
 October 31, 1994       9,550      10,000      10,000
             1994       9,367       9,819      10,013
             1994       9,584      10,035      10,013
             1995       9,876      10,322      10,054
             1995      10,193      10,622      10,094
             1995      10,302      10,744      10,127
             1995      10,311      10,757      10,161
             1995      10,659      11,100      10,181
             1995      10,518      11,003      10,201
             1995      10,591      11,108      10,201
             1995      10,724      11,248      10,227
             1995      10,807      11,320      10,247
             1995      10,979      11,484      10,281
             1995      11,203      11,675      10,274
             1995      11,326      11,787      10,268
             1996      11,410      11,876      10,328
             1996      11,312      11,796      10,361
             1996      11,124      11,645      10,415
             1996      11,065      11,612      10,455
             1996      11,058      11,608      10,475
             1996      11,172      11,734      10,482
             1996      11,273      11,840      10,502
             1996      11,267      11,838      10,522
             1996      11,435      12,003      10,555
             1996      11,564      12,139      10,589
             1996      11,788      12,361      10,609
             1996      11,715      12,309      10,609
             1997      11,737      12,332      10,642
             1997      11,841      12,445      10,676
             1997      11,684      12,280      10,702
             1997      11,762      12,382      10,716
             1997      11,936      12,569      10,709
             1997      12,055      12,702      10,722
             1997      12,412      13,054      10,736
             1997      12,266      12,932      10,756
             1997      12,457      13,085      10,783
             1997      12,522      13,170      10,809
             1997      12,602      13,247      10,803
             1997      12,809      13,440      10,789
             1998      12,947      13,579      10,809
             1998      12,941      13,583      10,829
             1998      12,935      13,595      10,850
             1998      12,871      13,534      10,870
             1998      13,083      13,748      10,890
             1998      13,136      13,802      10,903
             1998      13,159      13,837      10,916
             1998      13,374      14,051      10,930
             1998      13,560      14,226      10,943
             1998      13,539      14,225      10,970
             1998      13,578      14,275      10,970
             1998      13,602      14,311      10,963
             1999      13,762      14,481      10,990
             1999      13,665      14,418      11,003
             1999      13,674      14,438      11,037
             1999      13,698      14,474      11,117
             1999      13,601      14,390      11,117
             1999      13,396      14,183      11,117
             1999      13,451      14,235      11,151
             1999      13,321      14,121      11,177
             1999      13,331      14,127      11,231
             1999      13,185      13,974      11,251
             1999      13,319      14,122      11,258
             1999      13,187      14,017      11,258
             2000      13,118      13,956      11,284
             2000      13,270      14,118      11,351
             2000      13,566      14,427      11,445
             2000      13,479      14,341      11,452
             2000      13,409      14,267      11,458
             2000      13,758      14,645      11,525
             2000      13,962      14,849      11,545
             2000      14,183      15,077      11,559
             2000      14,078      14,999      11,619
             2000      14,252      15,163      11,639
             2000      14,361      15,277      11,646
             2000      14,735      15,655      11,639
             2001      14,877      15,810      11,712
             2001      14,921      15,860      11,759
             2001      15,048      16,002      11,786
             2001      14,856      15,829      11,833
             2001      15,018      15,999      11,886
             2001      15,130      16,106      11,906
             2001      15,362      16,345      11,873
             2001      15,629      16,614      11,873
             2001      15,588      16,559      11,926
             2001      15,788      16,756      11,886
             2001      15,643      16,615      11,866
             2001      15,462      16,457      11,819
             2002      15,734      16,743      11,846
             2002      15,934      16,945      11,893
             2002      15,572      16,612      11,960
             2002      15,879      16,937      12,027
             2002      15,974      17,040      12,027
             2002      16,159      17,220      12,033
             2002      16,362      17,442      12,047
             2002      16,549      17,651      12,087
             2002      16,898      18,038      12,107
             2002      16,563      17,739      12,137
             2002      16,480      17,665      12,137
             2002      16,819      18,038      12,111
             2003      16,754      17,993      12,164
             2003      16,982      18,245      12,258
             2003      16,974      18,256      12,331
             2003      17,113      18,376      12,305
             2003      17,492      18,806      12,285
             2003      17,411      18,726      12,298
             2003      16,803      18,071      12,311
             2003      16,921      18,206      12,358
             2003      17,389      18,741      12,398
             2003      17,288      18,646      12,385
             2003      17,429      18,841      12,352
             2003      17,563      18,997      12,338
             2004      17,647      19,106      12,398
             2004      17,906      19,393      12,465
             2004      17,842      19,326      12,546
             2004      17,443      18,868      12,586
             2004      17,367      18,799      12,659
             2004      17,422      18,868      12,700
             2004      17,631      19,116      12,680
             2004      17,980      19,499      12,686
             2004      18,078      19,603      12,713
 October 29, 2004     $18,218     $19,771     $12,780



Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

** As you compare performance, please note that the Fund's performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.



[PHOTOS OMITTED: MICHAEL G. LANDREVILLE AND ALAN D. ONSTAD]

Thrivent Income Fund

Michael G. Landreville (left) and Alan D. Onstad (right), Portfolio
Co-Managers

The Thrivent Income Fund seeks high current income while preserving principal and, secondarily, long term growth of capital by investing primarily in investment-grade intermediate and long-term fixed income securities.

How did the Fund perform during the 12-month period ended Oct. 31, 2004?

For the 12-month period, the Thrivent Income Fund produced a 5.64% return while its Lipper Inc. Corporate Deb Funds BBB-Rated Funds peer group earned a 6.01% median return. The Fund's market benchmark, the Lehman U.S. Aggregate Bond Index, earned a 5.53% return during the period.

What market conditions were present during the period?

Mixed signals regarding employment were largely responsible for a volatile 12-month period for interest rates. In April, rates rose sharply for two months on the expectation of impending job growth. Then, as the economy slowed and July employment figures took a nosedive, the bond market rallied, which sent rates lower.

Ongoing concerns about terrorism during this summer's major events, including the political conventions and the Olympics, held rates lower than might be expected given the economic conditions. With bonds viewed as a safe haven, many investors bought them with a goal of preserving value, which drove rates even lower.

Overall, it was a productive period for the bond market. Corporate bonds, on the strength of solid balance sheets and strong earnings, showed more economic optimism than the stock market did and outperformed Treasuries.

What factors affected the Fund's performance?

The Fund's corporate bond holdings, largely in the A-rated and BBB-rated categories, outperformed other categories of corporate bonds and helped pace the Fund's positive performance relative to its market benchmark during the period. In addition, the Fund also benefited from a significant weighting in Treasury Inflation Protected Securities (TIPS), which performed very well relative to Treasuries before we sold them off in May.

The Fund's slight underperformance relative to its Lipper Inc. peer group can be traced to its relatively short duration. We positioned the Fund in a conservative manner in anticipation of a stronger economy and higher interest rates. In doing so, we underestimated the psychological impact that the fear of terrorism would have on the economy.

Many businesses viewed the possibility of a terrorist event against a backdrop of uncertainty regarding the U.S. presidential election as rationale for delaying capital investments. As this attitude became more pervasive, it became a self-fulfilling prophecy.

The Fund's underweight stance in mortgage-backed securities -- traditionally a poor performing sector in a rising rate environment -- also contributed to the Fund's relative underperformance as they posted strong returns during the period. The Fund's overweight stance in Treasuries, on the other hand, also hurt its relative performance.


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                 39.4%
Aa                   2.0%
A                   12.1%
Baa                 29.9%
Ba                  11.7%
B                    2.6%
Caa                  0.0%
Ca                   0.0%
C                    0.0%
D                    0.0%
Not Rated            2.3%



Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
30-Yr. Conventional                    4.0%
Lehman Brothers, Inc.                  3.8%
U.S. Treasury Bonds                    2.0%
Federal National Mortgage Association  1.7%
Federal National Mortgage Association
15-Yr. Conventional                    1.4%
Federal Home Loan Mortgage Corporation 1.3%
U.S. Treasury Inflation Indexed Bonds  1.3%
CPL Transition Funding, LLC            1.1%
U.S. Treasury Notes                    1.0%
U.S. Treasury Strips                   0.9%

Footnote reads:
These long term fixed income securities represent 18.5% of the total investment portfolio.



Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


What is your Outlook?

In the bond market, no significant risks or bargains have emerged. This mirrors the state of the economy, which is neither growing at a robust pace nor providing cause for great concern. As a result, the market will likely continue its steady-as-you-go outlook for the foreseeable future with rates occupying a somewhat confined trading range.

While the fear of terrorism will likely never cease, it should wane considerably now that the many major events of 2004 have peacefully concluded. The markets, with their aversion to change, should react positively to the swift conclusion to the U.S. presidential election. Therefore, we believe these uncertainties and fears could give way to renewed growth in the market.

Job growth should continue at a deliberate if not solid pace and the oil price boom should subside measurably. In this environment, we will maintain largely neutral sector weightings, although we will remain slightly overweight in corporate bonds, which continue to perform well. We will also position the Fund with a neutral to modestly short duration to guard against the potential for rising rates.

We will also closely monitor the activities of foreign investors who have recently purchased record amounts of U.S. fixed income securities. Pending the strength of the dollar, this activity could add to further interest rate volatility.

                                  Portfolio Facts
                              As of October 31, 2004

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            LUBIX               LUIBX               LBIIX
Transfer Agent ID                    55                 355                 455
Net Assets                 $575,247,987         $25,391,951         $28,972,004
NAV                               $8.86               $8.84               $8.85
NAV -- High+         3/17/2004 -- $8.98   3/9/2004 -- $8.96   3/9/2004 -- $8.98
NAV -- Low+          5/13/2004 -- $8.53  5/13/2004 -- $8.52  5/13/2004 -- $8.53

Number of Holdings: 165             +For the year ended October 31, 2004




                           Average Annual Total Returns 2
                              As of October 31, 2004

Class A1                             1-Year        5-Year       10-Year
-----------------------------------------------------------------------
without sales charge                  5.64%         6.74%         6.98%
with sales charge                     0.90%         5.76%         6.49%

                                                                   From
                                                              Inception
Class B1                             1-Year        5-Year    10/31/1997
-----------------------------------------------------------------------
without sales charge                  4.83%         5.96%         5.31%
with sales charge                     0.83%         5.96%         5.31%

                                                                   From
                                                              Inception
Institutional Class                  1-Year        5-Year    10/31/1997
-----------------------------------------------------------------------
Net Asset Value                       5.94%         7.07%         6.20%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*2

                                   Lehman
                                   Brothers
                                   Aggregate   Consumer
                       Income      Bond        Price
Date                   Fund        Index**     Index***
------------------------------------------------------------------------------
 October 31, 1994       9,550      10,000      10,000
             1994       9,557       9,978      10,013
             1994       9,656      10,047      10,013
             1995       9,845      10,246      10,054
             1995      10,060      10,489      10,094
             1995      10,128      10,554      10,127
             1995      10,283      10,701      10,161
             1995      10,724      11,115      10,181
             1995      10,805      11,197      10,201
             1995      10,726      11,172      10,201
             1995      10,872      11,306      10,227
             1995      10,968      11,416      10,247
             1995      11,128      11,565      10,281
             1995      11,302      11,738      10,274
             1995      11,473      11,903      10,268
             1996      11,533      11,982      10,328
             1996      11,267      11,774      10,361
             1996      11,143      11,692      10,415
             1996      11,072      11,626      10,455
             1996      11,053      11,602      10,475
             1996      11,195      11,758      10,482
             1996      11,216      11,790      10,502
             1996      11,156      11,771      10,522
             1996      11,368      11,976      10,555
             1996      11,636      12,241      10,589
             1996      11,822      12,451      10,609
             1996      11,727      12,335      10,609
             1997      11,763      12,373      10,642
             1997      11,799      12,403      10,676
             1997      11,625      12,266      10,702
             1997      11,775      12,450      10,716
             1997      11,883      12,567      10,709
             1997      12,059      12,717      10,722
             1997      12,408      13,059      10,736
             1997      12,271      12,948      10,756
             1997      12,464      13,139      10,783
             1997      12,572      13,330      10,809
             1997      12,622      13,391      10,803
             1997      12,707      13,526      10,789
             1998      12,891      13,699      10,809
             1998      12,897      13,689      10,829
             1998      12,962      13,736      10,850
             1998      13,028      13,808      10,870
             1998      13,140      13,939      10,890
             1998      13,268      14,057      10,903
             1998      13,274      14,087      10,916
             1998      13,341      14,316      10,930
             1998      13,717      14,651      10,943
             1998      13,631      14,574      10,970
             1998      13,793      14,656      10,970
             1998      13,839      14,700      10,963
             1999      13,964      14,805      10,990
             1999      13,648      14,547      11,003
             1999      13,727      14,628      11,037
             1999      13,759      14,674      11,117
             1999      13,551      14,545      11,117
             1999      13,487      14,499      11,117
             1999      13,438      14,437      11,151
             1999      13,405      14,430      11,177
             1999      13,536      14,597      11,231
             1999      13,536      14,651      11,251
             1999      13,553      14,650      11,258
             1999      13,495      14,580      11,258
             2000      13,445      14,532      11,284
             2000      13,612      14,708      11,351
             2000      13,781      14,901      11,445
             2000      13,696      14,859      11,452
             2000      13,629      14,852      11,458
             2000      13,971      15,161      11,525
             2000      14,092      15,299      11,545
             2000      14,282      15,521      11,559
             2000      14,317      15,618      11,619
             2000      14,352      15,721      11,639
             2000      14,545      15,979      11,646
             2000      14,874      16,275      11,639
             2001      15,196      16,541      11,712
             2001      15,339      16,685      11,759
             2001      15,375      16,769      11,786
             2001      15,267      16,699      11,833
             2001      15,339      16,800      11,886
             2001      15,375      16,864      11,906
             2001      15,705      17,241      11,873
             2001      15,853      17,438      11,873
             2001      15,927      17,641      11,926
             2001      16,253      18,011      11,886
             2001      16,057      17,762      11,866
             2001      15,917      17,649      11,819
             2002      16,002      17,792      11,846
             2002      16,101      17,965      11,893
             2002      15,916      17,666      11,960
             2002      16,149      18,008      12,027
             2002      16,250      18,161      12,027
             2002      16,254      18,319      12,033
             2002      16,124      18,540      12,047
             2002      16,380      18,852      12,087
             2002      16,579      19,158      12,107
             2002      16,293      19,070      12,137
             2002      16,356      19,065      12,137
             2002      16,700      19,458      12,111
             2003      16,793      19,476      12,164
             2003      17,065      19,745      12,258
             2003      17,117      19,729      12,331
             2003      17,432      19,893      12,305
             2003      17,786      20,263      12,285
             2003      17,820      20,222      12,298
             2003      17,312      19,543      12,311
             2003      17,407      19,672      12,358
             2003      17,831      20,193      12,398
             2003      17,767      20,005      12,385
             2003      17,823      20,053      12,352
             2003      18,048      20,257      12,338
             2004      18,207      20,420      12,398
             2004      18,367      20,641      12,465
             2004      18,492      20,796      12,546
             2004      18,057      20,255      12,586
             2004      17,923      20,174      12,659
             2004      18,012      20,288      12,700
             2004      18,157      20,489      12,680
             2004      18,475      20,880      12,686
             2004      18,582      20,936      12,713
 October 29, 2004     $18,710     $21,112     $12,780



Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.



[PHOTO OMITTED: ALAN D. ONSTAD AND MICHAEL G. LANDREVILLE]

Thrivent Core Bond Fund

Alan D. Onstad (left) and Michael G. Landreville (right), Portfolio
Co-Managers

The Thrivent Core Bond Fund seeks a high level of current income consistent with capital preservation by investing primarily in a diversified portfolio of investment-grade bonds.

How did the Fund perform during the six-month period ended Oct. 31, 2004?

For the six-month period, the Thrivent Core Bond Fund produced a 3.48% return. Meanwhile, its Lipper Inc. Investment-Grade Debt Funds peer group posted a median return of 3.76%. The Fund's market benchmark, the Lehman U.S. Aggregate Bond Index, produced a 4.23% return during the period.

What market conditions were present during the period?

Overall, it was a productive period for the bond market. Corporate bonds, on the strength of solid balance sheets and strong earnings, showed more economic optimism than the stock market did and outperformed Treasuries. This is significant because, in recent years, corporate bond performance has been a better indicator than the stock market of future economic performance.

Mixed signals regarding employment were largely responsible for continuing interest-rate volatility during the period. In April, rates rose sharply for two months on the expectation of impending job growth. Then, as the economy slowed and July employment figures took a nosedive, the bond market rallied, which sent rates lower.

Ongoing concerns about terrorism during this summer's major events, including the political conventions and the Olympics, held rates lower than might be expected given the economic conditions. With bonds viewed as a safe haven, many investors bought them with a goal of preserving value, which drove rates even lower.

What factors affected the Fund's performance?

The Fund maintained an essentially neutral stance throughout the period with a modestly short duration. That slightly conservative stance, however, was largely responsible for the Fund's underperformance relative to its peers and its market benchmark.

We positioned the Fund in a conservative manner in anticipation of a stronger economy and higher interest rates. In doing so, we underestimated the psychological impact that the fear of terrorism would have on the economy.

Many businesses viewed the possibility of a terrorist event against a backdrop of uncertainty regarding the U.S. presidential election as rationale for delaying capital investments. As this attitude became more pervasive, it became a self-fulfilling prophecy. And, when intermediate and longer-term rates declined, the Fund's position, short on the yield curve, hurt its performance relative to its peer group and market index.

The Fund's corporate bond holdings, largely in the A-rated and BBB-rated categories, outperformed other categories of corporate bonds and were a positive factor in the Fund's favor during the period. In addition, the Fund also benefited from an underweight stance in Treasuries along with a neutral to slight overweight in mortgage-backed securities, which posted strong returns during the period.


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                 56.1%
Aa                   1.2%
A                    8.5%
Baa                 26.3%
Ba                   7.9%
B                    0.0%
Caa                  0.0%
Ca                   0.0%
C                    0.0%
D                    0.0%
Not Rated            0.0%



Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
30-Yr. Conventional                                   10.6%
U.S. Treasury Notes                                    3.5%
Federal National Mortgage Association
15-Yr. Conventional                                    3.5%
Lehman Brothers, Inc.                                  2.3%
Federal National Mortgage Association                  2.1%
Chase Credit Card Master Trust                         1.9%
GMAC Mortgage Corporation Loan Trust                   1.7%
Federal National Mortgage Association                  1.6%
Federal Home Loan Mortgage Corporation                 1.6%
U.S. Treasury Notes                                    1.5%

Footnote reads:
These long term fixed income securities represent 30.3% of the total investment portfolio.


Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


What is your Outlook?

In the bond market, no significant risks or bargains have emerged. This mirrors the state of the economy, which is neither growing at a robust pace nor providing cause for great concern. As a result, the market will likely continue its steady-as-you-go outlook for the foreseeable future with rates occupying a somewhat confined trading range.

While the fear of terrorism will likely never cease, it should wane considerably now that the many major events of 2004 have peacefully concluded. The markets, with their aversion to change, should react positively to the swift and decisive conclusion to the U.S. presidential election. Therefore, we believe these uncertainties and fears could give way to renewed growth in the market.

Job growth should continue at a deliberate if not solid pace and the oil price boom should subside measurably. In this environment, we will maintain largely neutral sector weightings, although we will remain slightly overweight in corporate bonds, which continue to perform well. We will also position the Fund with a neutral to modestly short duration to guard against the potential for rising rates.

We will also closely monitor the activities of foreign investors who have recently purchased record amounts of U.S. fixed income securities. Pending the strength of the dollar, this activity could add to further interest rate volatility.

                                  Portfolio Facts
                               As of October 31, 2004

                              A Share              B Share  Institutional Share
                   ------------------   ------------------   ------------------
Ticker                          AAINX                BBFBX                IIINX
Transfer Agent ID                 016                  066                  089
Net Assets               $457,074,284          $13,299,080          $36,345,621
NAV                            $10.27               $10.27               $10.27
NAV -- High+     10/14/2004 -- $10.28 10/22/2004 -- $10.28 10/26/2004 -- $10.28
NAV -- Low+        6/14/2004 -- $9.94   6/14/2004 -- $9.95   6/14/2004 -- $9.95

Number of Holdings: 125               +For the period ended October 31, 2004




                          Average Annual Total Returns 2
                             As of October 31, 2004

Class A1                             1-Year        5-Year       10-Year
-----------------------------------------------------------------------
without sales charge                  5.02%         6.95%         6.63%
with sales charge                     0.31%         5.97%         6.15%

                                                                   From
                                                              Inception
Class B1                             1-Year        5-Year      1/8/1997
-----------------------------------------------------------------------
without sales charge                  3.88%         5.95%         5.65%
with sales charge                    (0.12%)        5.95%         5.65%

                                                                   From
                                                              Inception
Institutional Class                  1-Year        5-Year    12/29/1997
-----------------------------------------------------------------------
Net Asset Value                       5.34%         7.37%         6.23%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*2

                                   Lehman
                                   Brothers
                        Core       Aggregate   Consumer
                        Bond       Bond        Price
Date                    Fund       Index**     Index***
---------------------------------------------------------
 October 31, 1994       9,550      10,000      10,000
             1994       9,498       9,978      10,013
             1994       9,540      10,047      10,013
             1995       9,697      10,246      10,054
             1995       9,893      10,489      10,094
             1995       9,967      10,554      10,127
             1995      10,090      10,701      10,161
             1995      10,409      11,115      10,181
             1995      10,472      11,197      10,201
             1995      10,428      11,172      10,201
             1995      10,542      11,306      10,227
             1995      10,636      11,416      10,247
             1995      10,765      11,565      10,281
             1995      10,926      11,738      10,274
             1995      11,073      11,903      10,268
             1996      11,129      11,982      10,328
             1996      10,884      11,774      10,361
             1996      10,790      11,692      10,415
             1996      10,713      11,626      10,455
             1996      10,678      11,602      10,475
             1996      10,796      11,758      10,482
             1996      10,834      11,790      10,502
             1996      10,821      11,771      10,522
             1996      10,993      11,976      10,555
             1996      11,232      12,241      10,589
             1996      11,426      12,451      10,609
             1996      11,323      12,335      10,609
             1997      11,368      12,373      10,642
             1997      11,391      12,403      10,676
             1997      11,285      12,266      10,702
             1997      11,402      12,450      10,716
             1997      11,494      12,567      10,709
             1997      11,638      12,717      10,722
             1997      11,936      13,059      10,736
             1997      11,848      12,948      10,756
             1997      12,018      13,139      10,783
             1997      12,187      13,330      10,809
             1997      12,216      13,391      10,803
             1997      12,340      13,526      10,789
             1998      12,482      13,699      10,809
             1998      12,438      13,689      10,829
             1998      12,483      13,736      10,850
             1998      12,526      13,808      10,870
             1998      12,641      13,939      10,890
             1998      12,739      14,057      10,903
             1998      12,745      14,087      10,916
             1998      12,966      14,316      10,930
             1998      13,252      14,651      10,943
             1998      13,141      14,574      10,970
             1998      13,080      14,656      10,970
             1998      13,158      14,700      10,963
             1999      13,223      14,805      10,990
             1999      12,979      14,547      11,003
             1999      13,069      14,628      11,037
             1999      13,104      14,674      11,117
             1999      12,962      14,545      11,117
             1999      12,910      14,499      11,117
             1999      12,836      14,437      11,151
             1999      12,821      14,430      11,177
             1999      12,951      14,597      11,231
             1999      12,971      14,651      11,251
             1999      12,992      14,650      11,258
             1999      12,941      14,580      11,258
             2000      12,897      14,532      11,284
             2000      13,021      14,708      11,351
             2000      13,160      14,901      11,445
             2000      13,085      14,859      11,452
             2000      13,061      14,852      11,458
             2000      13,330      15,161      11,525
             2000      13,430      15,299      11,545
             2000      13,632      15,521      11,559
             2000      13,717      15,618      11,619
             2000      13,751      15,721      11,639
             2000      14,029      15,979      11,646
             2000      14,333      16,275      11,639
             2001      14,515      16,541      11,712
             2001      14,649      16,685      11,759
             2001      14,737      16,769      11,786
             2001      14,665      16,699      11,833
             2001      14,739      16,800      11,886
             2001      14,765      16,864      11,906
             2001      15,127      17,241      11,873
             2001      15,307      17,438      11,873
             2001      15,497      17,641      11,926
             2001      15,772      18,011      11,886
             2001      15,583      17,762      11,866
             2001      15,500      17,649      11,819
             2002      15,571      17,792      11,846
             2002      15,641      17,965      11,893
             2002      15,359      17,666      11,960
             2002      15,546      18,008      12,027
             2002      15,660      18,161      12,027
             2002      15,721      18,319      12,033
             2002      15,808      18,540      12,047
             2002      16,095      18,852      12,087
             2002      16,383      19,158      12,107
             2002      16,258      19,070      12,137
             2002      16,211      19,065      12,137
             2002      16,556      19,458      12,111
             2003      16,582      19,476      12,164
             2003      16,857      19,745      12,258
             2003      16,873      19,729      12,331
             2003      17,067      19,893      12,305
             2003      17,427      20,263      12,285
             2003      17,442      20,222      12,298
             2003      16,872      19,543      12,311
             2003      16,948      19,672      12,358
             2003      17,434      20,193      12,398
             2003      17,295      20,005      12,385
             2003      17,336      20,053      12,352
             2003      17,522      20,257      12,338
             2004      17,688      20,420      12,398
             2004      17,871      20,641      12,465
             2004      18,007      20,796      12,546
             2004      17,535      20,255      12,586
             2004      17,437      20,174      12,659
             2004      17,507      20,288      12,700
             2004      17,657      20,489      12,680
             2004      17,966      20,880      12,686
             2004      18,031      20,936      12,713
 October 29. 2004     $18,145     $21,112     $12,780



Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[PHOTO OMITTED: STEVEN H. C. LEE]

Thrivent Bond Index Fund-I

Steven H.C. Lee, Portfolio Manager

The Thrivent Bond Index Fund-I strives for investment results similar to the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

How did the Fund perform during the six-month period ended Oct. 31, 2004?

For the period, the Thrivent Bond Index Fund-I produced a 3.79% return. Meanwhile, its Lipper Inc. Investment-Grade Debt Funds peer group posted a median return of 3.76%. The Fund's market benchmark, the Lehman U.S. Aggregate Bond Index, produced a 4.23% return during the period.

What market conditions were present during the period?

Overall, it was a productive period for the bond market. Corporate bonds, on the strength of solid balance sheets and strong earnings, showed more economic optimism than the stock market did and outperformed Treasuries. This is significant because, in recent years, corporate bond performance has been a better indicator than the stock market of future economic performance.

Mixed signals regarding employment were largely responsible for continuing interest-rate volatility during the period. At the beginning of the period, rates rose sharply for two months on the expectation of impending job growth. Then, as the economy slowed and July employment figures took a nosedive, the bond market rallied, which sent rates lower.

Ongoing concerns about terrorism during this summer's major events, including the political conventions and the Olympics, held rates lower than might be expected given the economic conditions. With bonds viewed as a safe haven, many investors bought them with a goal of preserving value, which drove rates even lower.

What factors affected the Fund's performance?

The Fund maintained its duration equal to that of its market benchmark, the Lehman U.S. Aggregate Bond Index, during the period. It also maintained sector weights that were in line with the sector weights of the index. The Fund's underperformance versus its market benchmark was due to a combination of the Fund's expenses and transaction fees, which are not applicable to an unmanaged index, and variation in the corporate holdings of the Fund versus the index. While we match the corporate securities in the Fund to the index, we overweight or underweight individual issuers depending on our credit views and the size of the issuers in the index. Over the six months ending Oct. 31, these variations hurt the Fund's performance modestly.


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]


Moody's Bond Quality
Ratings Distributions


Aaa                 77.0%
Aa                   1.8%
A                    9.3%
Baa                 11.3%
Ba                   0.3%
B                    0.0%
Caa                  0.0%
Ca                   0.0%
C                    0.0%
D                    0.0%
Not Rated            0.3%



Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
30-Yr. Conventional                                    7.3%
U.S. Treasury Notes                                    5.7%
Federal National Mortgage Association
15-Yr. Conventional                                    3.2%
Federal Home Loan Mortgage Corporation
30-Yr. Gold Conventional                               2.7%
Federal Home Loan Mortgage Corporation
30-Yr. Gold Conventional                               2.1%
Federal National Mortgage Association
15-Yr. Conventional                                    1.9%
Federal Home Loan Mortgage Corporation                 1.8%
U.S. Treasury Bonds                                    1.7%
U.S. Treasury Notes                                    1.5%
U.S. Treasury Notes                                    1.2%

Footnote reads:
These long term fixed income securities represent 29.1% of the total investment portfolio.


Footnotes read:

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


What is your Outlook?

The principal driver of performance for the Fund and the Lehman U.S. Aggregate Bond Index will be the pace of the economy and Fed tightening. We expect the Fed to continue to raise short-term interest rates at each meeting if the economy continues to show signs of strength. If the economy seems to weaken, we believe they will pause in the tightening process. We expect the Fund to perform similarly to the Aggregate index. The key risk measures of the Fund are kept in line with those of the Aggregate index -- so regardless of the path of the economy and the Fed, performance should be similar. Performance variations that do arise will be largely due to the selection of corporate securities that the Fund holds. Despite the potential for higher interest rates during the coming months, an allocation to the U.S. high-quality bond market will offer valuable diversification benefits.

             Portfolio Facts
         As of October 31, 2004

                    Institutional Share
                     ------------------
Ticker                            AABIX
Transfer Agent ID                   059
Net Assets                  $27,489,173
NAV                              $10.24
NAV -- High+       10/25/2004 -- $10.25
NAV -- Low+          6/14/2004 -- $9.89

Number of Holdings: 148        +For the period ended October 31, 2004




              Average Annual Total Returns 2
                  As of October 31, 2004

                                                     From
                                                Inception
Institutional Class1                 1-Year    12/31/1999
---------------------------------------------------------
Net Asset Value                       5.02%         7.62%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Institutional Class Shares*2

                                   Lehman
                                   Brothers
                        Bond       Aggregate   Consumer
                        Index      Bond        Price
Date                    Fund-I     Index**     Index***
---------------------------------------------------------
December 31, 1999      10,000      10,000      10,000
             2000       9,941       9,967      10,024
             2000      10,057      10,088      10,083
             2000      10,196      10,221      10,166
             2000      10,168      10,192      10,172
             2000      10,169      10,187      10,178
             2000      10,382      10,399      10,238
             2000      10,472      10,493      10,255
             2000      10,626      10,645      10,267
             2000      10,705      10,712      10,321
             2000      10,777      10,783      10,339
             2000      10,965      10,959      10,345
             2000      11,171      11,163      10,339
             2001      11,332      11,345      10,404
             2001      11,436      11,444      10,446
             2001      11,496      11,502      10,469
             2001      11,439      11,454      10,511
             2001      11,501      11,523      10,559
             2001      11,532      11,566      10,576
             2001      11,796      11,825      10,547
             2001      11,925      11,961      10,547
             2001      12,107      12,100      10,594
             2001      12,322      12,353      10,559
             2001      12,168      12,183      10,541
             2001      12,083      12,105      10,499
             2002      12,167      12,203      10,523
             2002      12,297      12,322      10,564
             2002      12,062      12,117      10,624
             2002      12,281      12,352      10,683
             2002      12,401      12,457      10,683
             2002      12,505      12,564      10,689
             2002      12,652      12,716      10,701
             2002      12,878      12,931      10,737
             2002      13,081      13,140      10,755
             2002      13,031      13,080      10,781
             2002      13,001      13,076      10,781
             2002      13,266      13,346      10,758
             2003      13,275      13,358      10,805
             2003      13,465      13,543      10,888
             2003      13,446      13,532      10,954
             2003      13,552      13,644      10,930
             2003      13,792      13,898      10,912
             2003      13,774      13,870      10,924
             2003      13,277      13,404      10,936
             2003      13,352      13,493      10,978
             2003      13,721      13,850      11,013
             2003      13,582      13,721      11,001
             2003      13,607      13,754      10,972
             2003      13,748      13,894      10,960
             2004      13,854      14,006      11,013
             2004      13,986      14,157      11,073
             2004      14,096      14,263      11,144
             2004      13,730      13,892      11,180
             2004      13,658      13,837      11,245
             2004      13,737      13,915      11,281
             2004      13,857      14,053      11,263
             2004      14,118      14,321      11,269
             2004      14,158      14,360      11,293
 October 29, 2004     $14,250     $14,480     $11,352


Footnotes read:

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects Fund expenses, net of any reimbursements, while the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investments grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Thrivent Limited Maturity
Bond Fund

Michael G. Landreville, Portfolio Manager

The Thrivent Limited Maturity Bond Fund seeks a high level of current income with stability of principal by investing primarily in high-quality intermediate and shorter-term-bonds.

How did the Fund perform during the 12-month period ended Oct. 31, 2004?

For the 12-month period, the Thrivent Limited Maturity Bond Fund produced a 2.52% return while its Lipper Inc. Short-Intermediate Investment Grade Debt Funds peer group produced a 3.20% median return. During the same period, its market benchmark, the Lehman Government/Corporate 1-5 Year Index, delivered a 2.95% return.

What market conditions were present during the period?

The 12-month period was marked by interest rate volatility as a result of mixed signals regarding employment. In April, rates shot up for two months on the expectation of impending job growth. Then, as the economy slowed and July employment figures took a nosedive, the bond market rallied, which sent rates lower.

Ongoing concerns about terrorism during this summer's major events, including the political conventions and the Olympics, held rates lower than might be expected given the economic conditions. With bonds viewed as a safe haven, many investors bought them with a goal of preserving value, which drove rates even lower.

All in all, it was a productive period for the bond market. Corporate bonds, on the strength of solid balance sheets and strong earnings, showed more economic optimism than the stock market did and outperformed
Treasuries.

What factors affected the Fund's performance?

The primary reason for the Fund's underperformance during the period was its short duration relative to its peer group. We positioned the Fund in a conservative manner in anticipation of a stronger economy and higher interest rates. In doing so, we underestimated the psychological impact that the fear of terrorism would have on the economy.

Many businesses viewed the possibility of a terrorist event against a backdrop of uncertainty regarding the U.S. presidential election as rationale for delaying capital investments. As this attitude became more pervasive, it became a self-fulfilling prophecy. And, when intermediate and longer-term rates declined, the Fund's position, short on the yield curve, hurt its performance relative to its peer group and market index.

The Fund's underweight stance in mortgage-backed securities -- traditionally a poor performing sector in a rising rate environment -- also contributed to the Fund's relative underperformance as they posted strong returns during the period. The Fund's overweight stance in Treasuries, on the other hand, also hurt its relative performance.

The Fund's corporate bond holdings, largely in the A-rated and BBB-rated categories, outperformed other categories of corporate bonds and were a positive factor in the Fund's favor during the period. In addition, the Fund also benefited from a significant weighting in Treasury Inflation Protected Securities (TIPS), which performed very well relative to Treasuries before we sold them off midway through the period.



[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                 51.8%
Aa                  10.4%
A                   10.5%
Baa                 18.4%
Ba                   8.0%
B                    0.2%
Caa                  0.0%
Ca                   0.0%
C                    0.0%
D                    0.0%
Not Rated            0.7%



Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
15-Yr. Conventional                              5.5%
U.S. Treasury Notes                              4.2%
U.S. Treasury Notes                              3.8%
U.S. Treasury Notes                              2.5%
Federal National Mortgage Association
30-Yr. Conventional                              1.9%
Federal Home Loan Mortgage Corporation           1.9%
Morgan Stanley and Company                       1.7%
Countrywide Asset-Backed Certificates            1.3%
Nissan Auto Lease Trust Series                   0.9%
Chase Funding Mortgage Loan Asset Backed         0.9%

Footnote reads:
These long term fixed income securities represent 24.6% of the total investment portfolio.


Footnotes read:

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


What is your Outlook?

In the bond market, no significant risks or bargains have emerged. This mirrors the state of the economy, which is neither growing at a robust pace nor providing cause for great concern. As a result, the market will likely continue its steady-as-you-go outlook for the foreseeable future with rates occupying a somewhat confined trading range.

While the fear of terrorism will likely never cease, it should wane considerably now that the many major events of 2004 have peacefully concluded. The markets, with their aversion to change, should react positively to the swift and decisive conclusion to the U.S. presidential election. Therefore, we believe these uncertainties and fears could give way to renewed growth in the market.

Job growth should continue at a deliberate if not solid pace and the oil price boom should subside measurably. In this environment, we will maintain largely neutral sector weightings, although we will remain slightly overweight in corporate bonds, which continue to perform well. We will also position the Fund with a neutral to modestly short duration to guard against the potential for rising rates.

We will also closely monitor the activities of foreign investors who have recently purchased record amounts of U.S. fixed income securities. Pending the strength of the dollar, this activity could add to further interest rate volatility.

                                  Portfolio Facts
                              As of October 31, 2004

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            LBLAX                 N/A                 N/A
Transfer Agent ID                    76                 376                 476
Net Assets                 $119,447,943          $2,114,788          $9,774,829
NAV                              $12.91              $12.92              $12.91
NAV -- High+        3/17/2004 -- $13.17 3/17/2004 -- $13.17  3/9/2004 -- $13.17
NAV -- Low+         6/14/2004 -- $12.72 6/14/2004 -- $12.72 6/14/2004 -- $12.72

Number of Holdings: 161            +For the year ended October 31, 2004




                       Average Annual Total Returns 2
                          As of October 31, 2004

                                                                   From
                                                              Inception
Class A                              1-Year        5-Year    10/29/1999
-----------------------------------------------------------------------
without sales charge                  2.52%         5.40%         5.40%
with sales charge                     2.52%         5.40%         5.40%

                                                                   From
                                                              Inception
Class B                              1-Year        5-Year    10/29/1999
-----------------------------------------------------------------------
without sales charge                  2.45%         5.36%         5.36%
with sales charge                     2.45%         5.36%         5.36%

                                                                   From
                                                              Inception
Institutional Class1                 1-Year        5-Year    10/29/1999
-----------------------------------------------------------------------
Net Asset Value                       2.90%         5.70%         5.70%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares2

                                   Lehman
                                   Brothers
                                   Government/
                       Limited     1-5 Year
                       Maturity    Corporate   Consumer
                       Bond        Bond        Price
Date                   Fund        Index*      Index**
--------------------------------------------------------
 October 31, 1999      10,000      10,000      10,000
             1999      10,036      10,017      10,006
             1999       9,994      10,009      10,006
             2000       9,942       9,989      10,030
             2000      10,035      10,065      10,089
             2000      10,115      10,139      10,172
             2000      10,102      10,141      10,178
             2000      10,114      10,172      10,184
             2000      10,292      10,312      10,244
             2000      10,344      10,385      10,262
             2000      10,446      10,484      10,273
             2000      10,497      10,582      10,327
             2000      10,519      10,627      10,345
             2000      10,624      10,743      10,351
             2000      10,785      10,902      10,345
             2001      10,998      11,068      10,410
             2001      11,058      11,158      10,452
             2001      11,150      11,250      10,476
             2001      11,175      11,263      10,517
             2001      11,230      11,330      10,565
             2001      11,273      11,373      10,583
             2001      11,432      11,557      10,553
             2001      11,529      11,651      10,553
             2001      11,627      11,842      10,600
             2001      11,763      11,987      10,565
             2001      11,708      11,914      10,547
             2001      11,650      11,888      10,505
             2002      11,712      11,932      10,529
             2002      11,774      12,005      10,571
             2002      11,669      11,884      10,630
             2002      11,811      12,051      10,681
             2002      11,905      12,146      10,681
             2002      11,928      12,251      10,687
             2002      11,917      12,398      10,699
             2002      12,009      12,509      10,735
             2002      12,140      12,673      10,752
             2002      12,058      12,671      10,779
             2002      12,047      12,654      10,779
             2002      12,219      12,854      10,755
             2003      12,258      12,861      10,803
             2003      12,384      12,980      10,886
             2003      12,402      13,003      10,951
             2003      12,530      13,066      10,928
             2003      12,685      13,215      10,910
             2003      12,712      13,230      10,922
             2003      12,515      13,045      10,934
             2003      12,540      13,051      10,975
             2003      12,734      13,270      11,011
             2003      12,698      13,184      10,999
             2003      12,705      13,185      10,969
             2003      12,807      13,285      10,957
             2004      12,863      13,337      11,011
             2004      12,960      13,441      11,070
             2004      13,031      13,516      11,142
             2004      12,804      13,296      11,177
             2004      12,761      13,262      11,243
             2004      12,775      13,280      11,278
             2004      12,833      13,356      11,261
             2004      12,943      13,509      11,267
             2004      12,961      13,509      11,290
 October 29, 2004     $13,017     $13,573     $11,350


Footnotes read:

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* The Lehman Brothers Government/Corporate 1-5 Year Bond Index is an index which measures the performance of corporate and government U.S. bonds with maturities of one to five years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.



[PHOTO OMITTED: WILLIAM D. STOUTEN]

Thrivent Money Market Fund

William D. Stouten, Portfolio Manager

The Thrivent Money Market Fund seeks a high level of current income while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in a diversified portfolio of high quality, short-term money market instruments.*

How did the Fund perform?

Despite continued speculation about inflationary stresses throughout the period, money market yields trended upward in correlation with three rounds of interest rate hikes. For the six months ended Oct. 31, the Thrivent Money Market Fund returned 0.26% versus its Lipper Inc. peer group of similar money market funds, which reported a median net return of 0.32%.

What market conditions characterized the period?

Characterized by a dichotomy of economic forces, the period saw robust growth in the second quarter only to be followed by waning employment numbers and uncertain corporate earnings prospects in the third quarter. Even so, the Federal Reserve remained generally optimistic about the economy's prospects. Hence, the Federal Open Market Committee initiated its "measured pace" in pursuit of price stability by raising the federal funds rate in three 25-basis-point increments on June 30, August 10 and September 21 -- going from 1.00% to 1.75%.

What has affected your performance?

The most significant factor during the period, from a portfolio management perspective, was speculation about the Fed and if it would enact consecutive interest rate increases and to what magnitude. Concluding that the Fed would most likely act in line with its earlier statements and posturing, we prepared for upward adjustments to the federal funds rate by maintaining an equal-to-below weighted-average maturity versus other taxable money market funds -- 40 days versus 42 days, respectively, as of Oct. 26.

Consequently, we focused more of our purchases in the shorter three- and six-month end of the yield curve versus the one-year end. This shorter stance provided investment flexibility and allowed us to take advantage of higher yields more quickly during the Fed's tightening cycle. In addition, given the period's shift to more of an ascending yield curve (meaning as bond maturities lengthened, higher yields followed), we still took advantage of select opportunities to pick up incremental yield when possible.

A continued shortage of corporate commercial paper supply remained a challenge, causing us to consider other securities that met our conservative selection criteria (liquidity and safety), while also adding incremental yield. For example, we maintained a higher exposure to variable-rate securities, which generally provide higher yields than commercial paper equivalents. Coupled with a shorter duration, this slightly higher exposure to variable-rate notes contributed to our competitive performance.


[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Commercial Paper -- 51.0%
Variable Rate Notes -- 32.1%
U.S. Government -- 9.5%
Certificates of Deposit -- 7.4%


Footnotes read:

* To the extent practicable, the Fund intends to maintain a stable net asset value of $1.00 per share. An investment in The Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Portfolio Composition is subject to change.


Overall, we kept the portfolio's composition quite consistent to the previous reporting period. However, we did slightly increase our exposure to government-agency securities, taking advantage of lower prices when possible.

Outlook

We expect the Federal Reserve's actions will remain at the forefront of investors' minds throughout year end. Should the Fed continue its "measured pace" in raising the federal funds target rate, we expect additional increases in November and December. We believe this will continue to benefit money market instruments, as we're already seeing some signs of yield improvement. Given this near-term environment, we'll continue to manage for liquidity and incremental yield.

Our strategy employs a strict focus on conservative investments that represent top-tier credits and a broad range of industries and maturities. As always, safeguarding principal and liquidity remain our primary objectives as we continue our quest for greater yield.

                                    Portfolio Facts
                                 As of October 31, 2004

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            AMMXX                 N/A               AALXX
Transfer Agent ID                   018                 068                 091
Net Assets                 $686,835,953          $2,869,213        $245,667,613
NAV                               $1.00               $1.00               $1.00
Number of Holdings:       For the period ended October 31, 2004


                     Average Annual Total Returns 2
                         As of October 31, 2004

Class A1                             1-Year        5-Year       10-Year
-----------------------------------------------------------------------
Net Asset Value                       0.40%         2.40%         3.65%
                                      0.40%         2.40%         3.65%

                                                                   From
                                                              Inception
Class B1                             1-Year        5-Year      1/8/1997
-----------------------------------------------------------------------
without sales charge                  0.21%         1.76%         2.66%
with sales charge                    (3.79%)        1.76%         2.66%

                                                                   From
                                                              Inception
Institutional Class                  1-Year        5-Year    12/29/1997
-----------------------------------------------------------------------
Net Asset Value                       0.74%         2.71%         3.32%


                                       Yields
                              As of October 31, 2004**

                                Class A             Class B       Institutional
-------------------------------------------------------------------------------
7-Day Yield                       1.06%               1.05%               1.76%
7-Day Effective Yiel              1.06%               1.06%               1.78%


Footnotes read:

1 Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.
   Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

** Seven-day yields of The Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.



Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds.) This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds.) This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                         Expenses
                         Beginning         Ending        Paid During
                           Account        Account        Period *        Annualized
                             Value          Value        5/1/2004 --     Expense
                            5/1/04       10/31/04        10/31/2004      Ratio
-------------------------------------------------------------------------------------
Thrivent Technology Fund

Actual
Class A                     $1,000         $1,025          $8.68          1.70%
Class B                     $1,000         $1,023         $11.83          2.32%
Institutional Class         $1,000         $1,030          $5.12          1.00%

Hypothetical **
Class A                     $1,000         $1,017          $8.64          1.70%
Class B                     $1,000         $1,014         $11.77          2.32%
Institutional Class         $1,000         $1,020          $5.09          1.00%

Thrivent Partner Small Cap Value Fund

Actual
Class A                     $1,000         $1,076          $5.76          1.10%
Class B                     $1,000         $1,071         $10.96          2.10%
Institutional Class         $1,000         $1,080          $2.10          0.40%

Hypothetical **
Class A                     $1,000         $1,020          $5.60          1.10%
Class B                     $1,000         $1,015         $10.66          2.10%
Institutional Class         $1,000         $1,023          $2.04          0.40%

Thrivent Small Cap Stock Fund

Actual
Class A                     $1,000         $1,059          $7.01          1.35%
Class B                     $1,000         $1,053         $12.37          2.39%
Institutional Class         $1,000         $1,062          $5.77          1.11%

Hypothetical **
Class A                     $1,000         $1,018          $6.87          1.35%
Class B                     $1,000         $1,013         $12.13          2.39%
Institutional Class         $1,000         $1,020          $5.65          1.11%

Thrivent Small Cap Index Fund

Actual
Class A                     $1,000         $1,071          $4.96          0.95%

Hypothetical **
Class A                     $1,000         $1,020          $4.84          0.95%

Thrivent Mid Cap Growth Fund

Actual
Class A                     $1,000         $1,022          $6.62          1.30%
Class B                     $1,000         $1,017         $12.25          2.41%
Institutional Class         $1,000         $1,026          $2.86          0.56%

Hypothetical **
Class A                     $1,000         $1,019          $6.61          1.30%
Class B                     $1,000         $1,013         $12.23          2.41%
Institutional Class         $1,000         $1,022          $2.85          0.56%

Thrivent Mid Cap Stock Fund

Actual
Class A                     $1,000         $1,056          $6.43          1.24%
Class B                     $1,000         $1,050         $12.14          2.35%
Institutional Class         $1,000         $1,058          $3.68          0.71%

Hypothetical **
Class A                     $1,000         $1,019          $6.31          1.24%
Class B                     $1,000         $1,013         $11.93          2.35%
Institutional Class         $1,000         $1,022          $3.62          0.71%

Thrivent Mid Cap Index Fund

Actual
Class A                     $1,000         $1,033          $4.71          0.92%

Hypothetical **
Class A                     $1,000         $1,021          $4.69          0.92%

Thrivent Mid Cap Index Fund-I

Actual
Institutional Class         $1,000         $1,033          $3.84          0.75%

Hypothetical **
Institutional Class         $1,000         $1,021          $3.82          0.75%

Thrivent Partner International Stock Fund

Actual
Class A                     $1,000         $1,033          $6.35          1.24%
Class B                     $1,000         $1,028         $15.28          2.99%
Institutional Class         $1,000         $1,037          $6.21          1.21%

Hypothetical **
Class A                     $1,000         $1,019          $6.31          1.24%
Class B                     $1,000         $1,010         $15.15          2.99%
Institutional Class         $1,000         $1,019          $6.16          1.21%

Thrivent Large Cap Growth Fund

Actual
Class A                     $1,000         $1,011          $3.14          0.62%
Class B                     $1,000         $1,007         $10.72          2.12%
Institutional Class         $1,000         $1,015        $(1.12)        (0.22)%

Hypothetical **
Class A                     $1,000         $1,022          $3.16          0.62%
Class B                     $1,000         $1,015         $10.76          2.12%
Institutional Class         $1,000         $1,026        $(1.12)        (0.22)%

Thrivent Large Cap Value Fund

Actual
Class A                     $1,000         $1,050          $3.26          0.63%
Class B                     $1,000         $1,044         $10.82          2.10%
Institutional Class         $1,000         $1,052          $1.55          0.30%

Hypothetical **
Class A                     $1,000         $1,022          $3.21          0.63%
Class B                     $1,000         $1,015         $10.66          2.10%
Institutional Class         $1,000         $1,024          $1.53          0.30%

Thrivent Large Cap Stock Fund

Actual
Class A                     $1,000         $1,013          $5.12          1.01%
Class B                     $1,000         $1,008         $10.07          1.99%
Institutional Class         $1,000         $1,015          $3.96          0.78%

Hypothetical **
Class A                     $1,000         $1,020          $5.14          1.01%
Class B                     $1,000         $1,015         $10.11          1.99%
Institutional Class         $1,000         $1,021          $3.97          0.78%

Thrivent Large Cap Index Fund

Actual
Class A                     $1,000         $1,026          $2.91          0.57%

Hypothetical **
Class A                     $1,000         $1,022          $2.91          0.57%

Thrivent Large Cap Index Fund-I

Actual
Institutional Class         $1,000         $1,028          $2.71          0.53%

Hypothetical **
Institutional Class         $1,000         $1,023          $2.70          0.53%

Thrivent Balanced Fund

Actual
Class A                     $1,000         $1,022          $5.45          1.07%
Class B                     $1,000         $1,017         $10.32          2.03%
Institutional Class         $1,000         $1,025          $3.06          0.60%

Hypothetical **
Class A                     $1,000         $1,020          $5.45          1.07%
Class B                     $1,000         $1,015         $10.31          2.03%
Institutional Class         $1,000         $1,022          $3.06          0.60%

Thrivent High Yield Fund

Actual
Class A                     $1,000         $1,062          $4.47          0.86%
Class B                     $1,000         $1,056          $8.86          1.71%
Institutional Class         $1,000         $1,064          $2.39          0.46%

Hypothetical **
Class A                     $1,000         $1,021          $4.38          0.86%
Class B                     $1,000         $1,017          $8.69          1.71%
Institutional Class         $1,000         $1,023          $2.35          0.46%

Thrivent Partner High Yield Fund

Actual
Class A                     $1,000         $1,063          $5.56          1.07%
Class B                     $1,000         $1,058         $10.63          2.05%
Institutional Class         $1,000         $1,066          $3.18          0.61%

Hypothetical **
Class A                     $1,000         $1,020          $5.45          1.07%
Class B                     $1,000         $1,015         $10.41          2.05%
Institutional Class         $1,000         $1,022          $3.11          0.61%

Thrivent Municipal Bond Fund

Actual
Class A                     $1,000         $1,044          $3.92          0.76%
Class B                     $1,000         $1,042          $8.85          1.72%
Institutional Class         $1,000         $1,046          $2.32          0.45%

Hypothetical **
Class A                     $1,000         $1,021          $3.87          0.76%
Class B                     $1,000         $1,017          $8.74          1.72%
Institutional Class         $1,000         $1,023          $2.29          0.45%

Thrivent Income Fund

Actual
Class A                     $1,000         $1,039          $4.06          0.79%
Class B                     $1,000         $1,035          $8.21          1.60%
Institutional Class         $1,000         $1,041          $2.06          0.40%

Hypothetical **
Class A                     $1,000         $1,021          $4.02          0.79%
Class B                     $1,000         $1,017          $8.13          1.60%
Institutional Class         $1,000         $1,023          $2.04          0.40%

Thrivent Core Bond Fund

Actual
Class A                     $1,000         $1,035          $4.72          0.92%
Class B                     $1,000         $1,030          $9.77          1.91%
Institutional Class         $1,000         $1,037          $2.57          0.50%

Hypothetical **
Class A                     $1,000         $1,021          $4.69          0.92%
Class B                     $1,000         $1,016          $9.70          1.91%
Institutional Class         $1,000         $1,023          $2.55          0.50%

Thrivent Bond Index Fund-I

Actual
Institutional Class         $1,000         $1,038          $2.77          0.54%

Hypothetical **
Institutional Class         $1,000         $1,022          $2.75          0.54%

Thrivent Limited Maturity Bond Fund

Actual
Class A                     $1,000         $1,017          $4.07          0.80%
Class B                     $1,000         $1,017          $4.37          0.86%
Institutional Class         $1,000         $1,018          $2.24          0.44%

Hypothetical **
Class A                     $1,000         $1,021          $4.08          0.80%
Class B                     $1,000         $1,021          $4.38          0.86%
Institutional Class         $1,000         $1,023          $2.24          0.44%

Thrivent Money Market Fund

Actual
Class A                     $1,000         $1,003          $4.54          0.90%
Class B                     $1,000         $1,002          $5.25          1.04%
Institutional Class         $1,000         $1,005          $2.37          0.47%

Hypothetical **
Class A                     $1,000         $1,021          $4.58          0.90%
Class B                     $1,000         $1,020          $5.30          1.04%
Institutional Class         $1,000         $1,023          $2.40          0.47%

Footnotes read:

*Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 /365 to reflect the one-half year period.

**Assuming 5% total return before expenses.



[LOGO OMITTED]

PricewaterhouseCoopers LLP
Suite 1500
100 E. Wisconsin Ave.
Milwaukee WI 53202
Telephone (414) 212 1600

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of
the Thrivent Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thrivent Technology Fund, Thrivent Partner Small Cap Value Fund, Thrivent Small Cap Stock Fund, Thrivent Small Cap Index Fund, Thrivent Mid Cap Growth Fund, Thrivent Mid Cap Stock Fund, Thrivent Mid Cap Index Fund, Thrivent Mid Cap Index Fund-I, Thrivent Partner International Stock Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Large Cap Stock Fund, Thrivent Large Cap Index Fund, Thrivent Large Cap Index Fund-I, Thrivent Balanced Fund, Thrivent High Yield Fund, Thrivent Partner High Yield Fund, Thrivent Municipal Bond Fund, Thrivent Income Fund, Thrivent Core Bond Fund, Thrivent Bond Index Fund-I, Thrivent Limited Maturity Bond Fund, and Thrivent Money Market Fund (the "Funds") at October 31, 2004, the results of each of their operations, changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PricewaterhouseCoopers LLP


December 16, 2004




Technology Fund
Schedule of Investments as of October 31, 2004(a)

      Shares   Common Stock (88.7%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (5.5%)
-------------------------------------------------------------------------------------------------------------------------
       3,200   Amazon.com, Inc.(b)                                                                               $109,216
       5,400   DIRECTV Group, Inc.(b)                                                                              90,558
      14,900   eBay, Inc.(b)                                                                                    1,454,389
       4,200   Garmin, Ltd.(c)                                                                                    210,000
       2,300   Pixar, Inc.(b)                                                                                     184,966
       8,400   Stamps.com, Inc.(c)                                                                                116,592
       2,800   Viacom, Inc.                                                                                       102,172
       7,200   Walt Disney Company                                                                                181,584
      13,800   XM Satellite Radio Holdings, Inc.(b,c)                                                             446,016
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     2,895,493
=========================================================================================================================

Health Care (1.3%)
-------------------------------------------------------------------------------------------------------------------------
       2,000   Amgen, Inc.(b)                                                                                     113,600
       2,300   Boston Scientific Corporation                                                                       81,190
       2,900   Charles River Laboratories International, Inc.(b)                                                  135,691
       6,500   Pfizer, Inc.                                                                                       188,175
      13,900   Vertex Pharmaceuticals, Inc.(b,c)                                                                  151,232
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                  669,888
=========================================================================================================================

Industrials (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       5,700   Monster Worldwide, Inc.(b)                                                                         159,885
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                  159,885
=========================================================================================================================

Information Technology (80.2%)
-------------------------------------------------------------------------------------------------------------------------
       6,300   Accenture, Ltd.(b)                                                                                 152,523
       4,000   Acxiom Corporation                                                                                 100,000
       4,200   Adobe Systems, Inc.                                                                                235,326
       5,300   Affiliated Computer Services, Inc.(b)                                                              289,115
      17,700   Agilent Technologies, Inc.(b)                                                                      443,562
       9,100   Akamai Technologies, Inc.(b)                                                                       126,035
      14,100   Altera Corporation(b)                                                                              320,493
       6,400   Amphenol Corporation                                                                               219,712
      21,400   Analog Devices, Inc.                                                                               861,564
      34,600   Apple Computer, Inc.(b)                                                                          1,817,538
      50,000   Applied Materials, Inc.(b)                                                                         805,000
      10,900   ASML Holding NV ADR(b)                                                                             155,325
      22,800   ATI Technologies, Inc.(b)                                                                          411,540
      16,425   AU Optronics Corporation(c)                                                                        172,462
      14,400   Avaya, Inc.(b)                                                                                     207,360
       2,900   Avid Technology, Inc.(b)                                                                           153,642
      38,200   BEA Systems, Inc.(b)                                                                               310,184
      23,700   BMC Software, Inc.(b)                                                                              448,404
      15,000   Broadcom Corporation(b)                                                                            405,750
      18,000   Cadence Design Systems, Inc.(b)                                                                    223,920
       5,700   CDW Corporation                                                                                    353,571
     108,300   Cisco Systems, Inc.(b)                                                                           2,080,443
       7,300   Cognos, Inc.(b)                                                                                    288,423
      12,300   Computer Associates International, Inc.                                                            340,833
       7,300   Computer Sciences Corporation(b)                                                                   362,591
      21,500   Comverse Technology, Inc.(b)                                                                       443,760
      14,400   Corning, Inc.(b)                                                                                   164,880
      16,300   Cypress Semiconductor Corporation(b,c)                                                             171,639
      70,900   Dell, Inc.(b)                                                                                    2,485,754
       4,100   DST Systems, Inc.(b)                                                                               183,885
       7,000   Electronic Arts, Inc.                                                                              314,440
      88,700   EMC Corporation(b)                                                                               1,141,569
       3,500   First Data Corporation                                                                             144,480
      26,500   Flextronics International, Ltd.(b)                                                                 319,325
       5,300   FormFactor, Inc.(b,c)                                                                              124,285
      27,900   Hewlett-Packard Company                                                                            520,614
      20,100   Integrated Device Technology, Inc.(b)                                                              237,582
      72,300   Intel Corporation                                                                                1,609,398
      17,300   International Business Machines Corporation                                                      1,552,675
      13,100   Intersil Corporation                                                                               213,792
       5,700   Intuit, Inc.(b)                                                                                    258,552
       9,000   Jabil Circuit, Inc.(b)                                                                             218,790
      53,800   JDS Uniphase Corporation(b)                                                                        170,546
      26,400   Juniper Networks, Inc.(b)                                                                          702,504
      14,500   KLA-Tencor Corporation(b)                                                                          660,185
      13,800   Lam Research Corporation(b)                                                                        359,214
       2,700   Lexmark International, Inc.(b)                                                                     224,397
      14,200   Linear Technology Corporation                                                                      537,896
     135,100   Lucent Technologies, Inc.(b,c)                                                                     479,605
       4,200   Macromedia, Inc.(b)                                                                                113,988
      18,400   Marvell Technology Group, Ltd.                                                                     525,688
      11,500   Maxim Integrated Products, Inc.                                                                    505,885
      17,100   McAfee, Inc.(b)                                                                                    413,820
      11,600   Microchip Technology, Inc.                                                                         350,900
      13,000   Micron Technology, Inc.(b)                                                                         158,340
     108,600   Microsoft Corporation                                                                            3,039,715
      52,900   Motorola, Inc.                                                                                     913,054
      22,100   National Semiconductor Corporation                                                                 369,070
      20,700   NETGEAR, Inc.(b,c)                                                                                 282,141
      12,300   Network Appliance, Inc.(b)                                                                         300,981
      25,700   Nokia Oyj ADR                                                                                      396,294
      49,400   Nortel Networks Corporation(b)                                                                     167,466
      17,200   NVIDIA Corporation(b)                                                                              248,884
      52,200   ON Semiconductor Corporation(b,c)                                                                  187,920
      82,200   Oracle Corporation(b)                                                                            1,040,652
       9,800   Plexus Corporation(b)                                                                              121,422
      10,200   PMC-Sierra, Inc.(b)                                                                                104,652
      36,500   QUALCOMM, Inc.                                                                                   1,526,065
       4,800   SanDisk Corporation(c)                                                                             100,176
      16,000   Sanmina-SCI Corporation(b)                                                                         128,000
      11,800   SAP AG                                                                                             503,270
      21,400   Siebel Systems, Inc.(b)                                                                            203,300
      38,700   Skyworks Solutions, Inc.(b,c)                                                                      344,043
      14,400   STMicroelectronics NV(c)                                                                           266,544
       5,500   Symantec Corporation                                                                               313,170
       8,800   Symbol Technologies, Inc.                                                                          129,272
      44,341   Taiwan Semiconductor Manufacturing Company, Ltd. ADR                                               335,661
      10,400   Telefonaktiebolaget LM Ericsson(b,c)                                                               300,664
       9,500   Teradyne, Inc.(b)                                                                                  157,320
      28,200   Texas Instruments, Inc.                                                                            689,490
      28,200   VeriSign, Inc.(b)                                                                                  756,606
       4,400   VERITAS Software Corporation(b)                                                                     96,272
       6,000   Vishay Intertechnology, Inc.(b)                                                                     77,580
      18,500   Western Digital Corporation(b)                                                                     154,105
      63,200   Wind River Systems, Inc.(b)                                                                        846,248
      10,900   Xerox Corporation(b)                                                                               160,993
      13,900   Xilinx, Inc.                                                                                       425,340
      30,900   Yahoo!, Inc.                                                                                     1,118,271
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    42,398,345
=========================================================================================================================

Telecommunication Services (1.4%)
-------------------------------------------------------------------------------------------------------------------------
       4,900   Nextel Communications, Inc.(b)                                                                     129,801
      19,850   Sprint Corporation                                                                                 415,858
       5,300   Verizon Communications, Inc.                                                                       207,230
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   752,889
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $50,867,596)                                                           46,876,500
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (6.2%)          Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   3,260,506   Thrivent Financial Securities Lending Trust                      1.820%              N/A        $3,260,506
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $3,260,506)                                                                                      3,260,506
=========================================================================================================================
   Shares or
   Principal
      Amount   Short-Term Investments (5.1%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $970,000   Federal Home Loan Bank Discount Notes                            1.718%        11/1/2004          $970,000
   1,725,890   Thrivent Money Market Fund                                       0.820               N/A         1,725,890
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,695,890
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $56,823,992)                                                           $52,832,896
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield.

(e) Miscellaneous footnote:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.




Partner Small Cap Value Fund
Schedule of Investments as of October 31, 2004(a)

      Shares   Common Stock (83.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (12.3%)
-------------------------------------------------------------------------------------------------------------------------
      67,800   Aaron Rents, Inc.(b)                                                                            $1,471,260
      27,600   Centerplate, Inc.(c)                                                                               379,500
      20,200   CSS Industries, Inc.(c)                                                                            623,170
      32,100   Fred's, Inc.(b)                                                                                    562,713
      26,400   Hancock Fabrics, Inc.(b)                                                                           271,128
      44,800   Haverty Furniture Companies, Inc.                                                                  756,224
      30,100   Journal Register Company(c)                                                                        565,880
      38,600   RARE Hospitality International, Inc.(c)                                                          1,069,606
      24,700   Ruby Tuesday, Inc.(b)                                                                              610,090
      38,600   Saga Communications, Inc.(c)                                                                       649,252
      31,725   SCP Pool Corporation                                                                               926,053
      11,400   Sinclair Broadcast Group, Inc.                                                                      79,800
      13,500   Stanley Furniture Company, Inc.(c)                                                                 600,615
      61,400   Stein Mart, Inc.(c)                                                                              1,020,468
       9,300   Steven Madden, Ltd.(c)                                                                             148,893
      36,800   TBC Corporation(c)                                                                                 818,064
      29,600   Unifi, Inc.(c)                                                                                      96,200
      24,400   WCI Communities, Inc.(c)                                                                           575,840
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    11,224,756
=========================================================================================================================

Consumer Staples (0.9%)
-------------------------------------------------------------------------------------------------------------------------
      39,000   Casey's General Stores, Inc.                                                                       694,200
      22,200   Wild Oats Markets, Inc.(b,c)                                                                       134,976
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                             829,176
=========================================================================================================================

Energy (6.9%)
-------------------------------------------------------------------------------------------------------------------------
      10,500   Atwood Oceanics, Inc.(c)                                                                           503,475
      10,500   Carbo Ceramics, Inc.                                                                               758,625
      33,100   Encore Acquisition Company(b,c)                                                                  1,080,715
      29,500   Forest Oil Corporation(c)                                                                          899,750
      15,100   Lone Star Technologies, Inc.(c)                                                                    398,640
      53,400   Magnum Hunter Resources, Inc.(c)                                                                   646,140
      30,400   TETRA Technologies, Inc.(c)                                                                        910,176
      44,000   Todco(c)                                                                                           746,680
      19,200   W-H Energy Services, Inc.(c)                                                                       390,720
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     6,334,921
=========================================================================================================================

Financials (19.5%)
-------------------------------------------------------------------------------------------------------------------------
      27,000   Allied Capital Corporation(b,c)                                                                    717,930
      11,200   American Capital Strategies, Ltd.                                                                  346,640
      21,500   Bedford Property Investors, Inc.                                                                   618,125
       7,800   Brown & Brown, Inc.                                                                                325,728
      39,100   East West Bancorp, Inc.                                                                          1,565,564
      32,700   First Financial Fund, Inc.(b)                                                                      688,989
      26,600   First Republic Bank                                                                              1,282,120
      19,000   Gables Residential Trust(b)                                                                        693,500
      16,800   Glenborough Realty Trust, Inc.                                                                     352,800
      40,400   Innkeepers USA Trust                                                                               559,540
       1,000   iShares Russell 2000 Value(b,c)                                                                    174,350
      26,000   Kilroy Realty Corporation                                                                        1,033,500
      25,400   LaSalle Hotel Properties                                                                           729,488
       2,600   Markel Corporation(c)                                                                              826,800
      33,400   Max Re Capital, Ltd.                                                                               630,258
      17,200   Midland Company(c)                                                                                 475,236
      34,400   Net Bank, Inc.(b,c)                                                                                319,232
      33,600   ProAssurance Corporation(c)                                                                      1,199,184
      21,300   Scottish Re Group, Ltd.(b)                                                                         479,250
      30,200   Silicon Valley Bancshares(c)                                                                     1,208,302
      19,600   Sun Communities, Inc.                                                                              761,852
      53,450   Texas Regional Bancshares, Inc.(b,c)                                                             1,706,658
      10,400   Triad Guaranty, Inc.(c)                                                                            566,904
      19,800   Washington Real Estate Investment Trust                                                            622,710
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                17,884,660
=========================================================================================================================

Health Care (5.1%)
-------------------------------------------------------------------------------------------------------------------------
       6,100   Analogic Corporation                                                                               259,524
      11,000   Arrow International, Inc.(b)                                                                       314,215
      30,700   Bone Care International, Inc.(c)                                                                   705,026
      45,800   Diversa Corporation(c)                                                                             394,796
      38,300   Exelixis, Inc.(b,c)                                                                                340,870
      56,600   Lexicon Genetics, Inc.(c)                                                                          368,466
      36,400   Matthews International Corporation(c)                                                            1,219,582
      38,700   Owens & Minor, Inc.                                                                              1,013,553
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                4,616,032
=========================================================================================================================

Industrials (18.6%)
-------------------------------------------------------------------------------------------------------------------------
      11,100   Ameron International Corporation(b,c)                                                              375,513
      26,300   C&D Technologies, Inc.(b)                                                                          470,770
      45,900   Casella Waste Systems, Inc.(c)                                                                     570,078
      23,400   Dollar Thrifty Automotive Group, Inc.(c)                                                           564,408
      13,800   EDO Corporation                                                                                    386,124
      24,000   ElkCorp                                                                                            675,600
      28,500   Franklin Electric Company, Inc.(c)                                                               1,093,830
      25,400   FTI Consulting, Inc.(b,c)                                                                          476,504
      19,500   G & K Services, Inc.                                                                               766,155
      17,400   Genesee & Wyoming, Inc.                                                                            440,568
       7,200   Genlyte Group, Inc.(c)                                                                             529,632
      23,950   IDEX Corporation                                                                                   883,755
      39,200   Insituform Technologies, Inc.(c)                                                                   776,944
      47,900   JLG Industries, Inc.(b)                                                                            798,972
      21,300   Kirby Corporation(c)                                                                               894,600
      38,500   Landstar System, Inc.                                                                            2,615,691
      19,500   McGrath Rentcorp(b,c)                                                                              759,135
      22,600   Nordson Corporation                                                                                791,452
      38,900   RemedyTemp, Inc.(c)                                                                                373,440
      22,800   Thomas Industries, Inc.                                                                            770,640
      16,200   UTI Worldwide, Inc.                                                                              1,053,000
      17,000   Waste Connections, Inc.                                                                            535,840
       6,600   Woodward Governor Company                                                                          399,630
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               17,002,281
=========================================================================================================================

Information Technology (8.3%)
-------------------------------------------------------------------------------------------------------------------------
      18,600   ATMI, Inc.(b,c)                                                                                    434,310
      33,400   Belden CDT, Inc.                                                                                   742,482
      31,700   Exar Corporation(c)                                                                                476,134
      28,100   Helix Technology Corporation                                                                       394,524
      20,600   Littelfuse, Inc.(c)                                                                                671,972
      46,200   Merix Corporation(b,c)                                                                             475,860
      22,300   Methode Electronics, Inc.                                                                          299,489
      74,800   MPS Group, Inc.(c)                                                                                 787,644
      42,200   Mykrolis Corporation(c)                                                                            443,522
      18,600   Netegrity, Inc.(c)                                                                                 198,090
      47,900   Packeteer, Inc.(c)                                                                                 591,086
      30,400   Progress Software Corporation(b,c)                                                                 603,744
      27,500   SPSS, Inc.(c)                                                                                      371,525
      13,200   StarTek, Inc.                                                                                      364,980
      19,000   Websense, Inc.(c)                                                                                  770,830
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     7,626,192
=========================================================================================================================

Materials (8.7%)
-------------------------------------------------------------------------------------------------------------------------
      31,900   Airgas, Inc.                                                                                       784,740
      19,400   AptarGroup, Inc.                                                                                   910,248
      23,900   Arch Chemicals, Inc.                                                                               677,565
      15,800   Carpenter Technology Corporation                                                                   749,868
      10,200   Chesapeake Corporation                                                                             236,742
      16,600   Deltic Timber Corporation                                                                          660,514
      16,850   Florida Rock Industries, Inc.(b)                                                                   870,302
      23,500   Gibraltar Industries Inc(c)                                                                        822,735
      13,100   MacDermid, Inc.                                                                                    413,436
      27,300   Meridian Gold, Inc.(b,c)                                                                           461,370
       6,800   Minerals Technologies, Inc.                                                                        408,680
      25,800   Myers Industries, Inc.                                                                             274,254
      45,100   Wausau-Mosinee Paper Corporation                                                                   705,364
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  7,975,818
=========================================================================================================================

Telecommunication Services (0.5%)
-------------------------------------------------------------------------------------------------------------------------
      62,100   Wireless Facilities, Inc.(b,c)                                                                     458,298
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   458,298
=========================================================================================================================

Utilities (2.4%)
-------------------------------------------------------------------------------------------------------------------------
      20,700   Black Hills Corporation(b)                                                                         609,822
      22,800   Cleco Corporation(b)                                                                               415,416
      25,300   El Paso Electric Company(c)                                                                        421,245
      12,400   Otter Tail Power Company(c)                                                                        320,788
      16,800   Vectren Corporation                                                                                434,616
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  2,201,887
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $69,310,327)                                                           76,154,021
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (12.5%)         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  11,420,126   Thrivent Financial Securities Lending Trust                      1.820%              N/A       $11,420,126
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $11,420,126)                                                                                    11,420,126
=========================================================================================================================
      Shares   Short-Term Investments (4.3%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   3,940,350   Thrivent Money Market Fund                                       0.820%              N/A        $3,940,350
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 3,940,350
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $84,670,803)                                                           $91,514,497
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Non-income producing security.

(d) The interest rate shown reflects the yield.

The accompanying notes to the financial statements are an integral part of this schedule.




Small Cap Stock Fund
Schedule of Investments as of October 31, 2004(a)

      Shares   Common Stock (81.9%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (13.1%)
-------------------------------------------------------------------------------------------------------------------------
      65,500   ADVO, Inc.                                                                                      $2,092,725
      53,300   Aeropostale, Inc.(b)                                                                             1,681,615
      40,500   American Eagle Outfitters, Inc.                                                                  1,655,640
      65,850   AnnTaylor Stores Corporation                                                                     1,478,991
      66,450   Applebee's International, Inc.                                                                   1,519,712
      83,200   Arctic Cat, Inc.                                                                                 2,089,152
      61,000   Autoliv, Inc.(b)                                                                                 2,607,750
      64,500   Boyd Gaming Corporation                                                                          2,160,105
      82,800   Charlotte Russe Holding, Inc.(c)                                                                 1,093,788
      58,000   Children's Place Retail Stores, Inc.(b,c)                                                        1,790,460
      58,700   Cooper Tire & Rubber Company                                                                     1,143,476
      49,600   Ethan Allen Interiors, Inc.                                                                      1,889,264
     130,800   Gander Mountain Company(b,c)                                                                     2,544,714
      58,100   Guess ?, Inc.(c)                                                                                   970,270
     124,700   Insight Enterprises, Inc.(c)                                                                     2,313,808
     201,800   Interface, Inc.(c)                                                                               1,753,642
      69,800   International Speedway Corporation                                                               3,283,392
      33,300   Jack in the Box, Inc.(c)                                                                         1,111,221
      49,400   Lee Enterprises, Inc.                                                                            2,288,208
     175,400   Lions Gate Entertainment Corporation(b,c)                                                        1,720,674
      17,222   M.D.C. Holdings, Inc.(b)                                                                         1,321,788
      53,700   Marine Products Corporation                                                                        980,025
     101,900   MarineMax, Inc.(c)                                                                               2,567,880
      22,500   P.F. Chang's China Bistro, Inc.(b,c)                                                             1,143,900
      80,900   Pep Boys - Manny, Moe & Jack                                                                     1,150,398
      77,300   Quiksilver, Inc.(b,c)                                                                            2,106,425
     156,100   Radio One, Inc.(c)                                                                               2,286,865
      57,900   Red Robin Gourmet Burgers, Inc.(b,c)                                                             2,415,009
      56,700   Regis Corporation                                                                                2,426,760
      95,825   SCP Pool Corporation(b)                                                                          2,797,132
      69,300   Shuffle Master, Inc.(b)                                                                          2,916,837
      42,900   Stamps.com, Inc.(b)                                                                                595,452
      22,300   Texas Roadhouse, Inc.(c)                                                                           513,346
      26,900   Toll Brothers, Inc.(c)                                                                           1,246,815
      50,100   Winnebago Industries, Inc.(b)                                                                    1,573,140
      88,300   Wolverine World Wide, Inc.                                                                       2,687,852
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    65,918,231
=========================================================================================================================

Consumer Staples (2.3%)
-------------------------------------------------------------------------------------------------------------------------
     147,600   Casey's General Stores, Inc.                                                                     2,627,280
      48,800   Corn Products International, Inc.                                                                2,400,960
      60,600   Dean Foods Company(b,c)                                                                          1,808,910
      87,000   Elizabeth Arden, Inc.(b,c)                                                                       2,086,260
      39,900   McCormick & Company, Inc.                                                                        1,413,657
      32,500   Ralcorp Holdings, Inc.                                                                           1,194,375
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          11,531,442
=========================================================================================================================

Energy (6.0%)
-------------------------------------------------------------------------------------------------------------------------
      49,500   Cimarex Energy Company(c)                                                                        1,776,060
     131,700   Energy Partners, Ltd.(b,c)                                                                       2,312,652
      58,100   FMC Technologies, Inc.(c)                                                                        1,756,363
      67,400   Harvest Natural Resources, Inc.(c)                                                               1,019,088
     216,700   Key Energy Services, Inc.(c)                                                                     2,492,050
      76,200   Maverick Tube Corporation(c)                                                                     2,009,394
      46,700   Newfield Exploration Company(c)                                                                  2,717,940
      87,100   Patina Oil & Gas Corporation                                                                     2,491,060
     138,100   Patterson-UTI Energy, Inc.                                                                       2,655,663
      43,900   Precision Drilling Corporation(c)                                                                2,706,874
     125,300   Pride International, Inc.(c)                                                                     2,315,544
     101,400   Superior Energy Services, Inc.(c)                                                                1,307,046
      50,000   Teekay Shipping Corporation(b)                                                                   2,310,000
      43,200   Ultra Petroleum Corporation(b,c)                                                                 2,099,520
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    29,969,254
=========================================================================================================================

Financials (14.7%)
-------------------------------------------------------------------------------------------------------------------------
      41,450   Affiliated Managers Group, Inc.(b)                                                               2,314,568
      23,500   Alexandria Real Estate Equities, Inc.(b)                                                         1,552,175
      37,400   AMB Property Corporation                                                                         1,402,500
      59,300   American Capital Strategies, Ltd.(b)                                                             1,835,335
     127,000   Argonaut Group, Inc.(c)                                                                          2,350,770
      51,600   BioMed Realty Trust, Inc.                                                                          938,088
      48,911   BOK Financial Corporation(c)                                                                     2,225,940
      62,200   Commercial Capital Bancorp, Inc.(b)                                                              1,395,146
      66,000   Corus Bankshares, Inc.(b)                                                                        3,036,660
      40,100   Developers Diversified Realty Corporation                                                        1,676,180
      40,900   EastGroup Properties, Inc.                                                                       1,449,087
      49,150   First BanCorp                                                                                    2,680,150
      44,800   First Midwest Bancorp, Inc.                                                                      1,563,968
     106,400   HCC Insurance Holdings, Inc.                                                                     3,160,080
     196,000   HRPT Properties Trust                                                                            2,193,240
      75,000   Investors Financial Services Corporation(b)                                                      2,886,750
       7,100   iShares Russell 2000 Index Fund(b)                                                                 825,943
       5,900   iShares S&P SmallCap 600 Index Fund(b)                                                             869,129
      26,400   MAF Bancorp, Inc.                                                                                1,131,768
      75,600   Main Street Banks, Inc.(b)                                                                       2,219,616
      41,400   MB Financial, Inc.(b)                                                                            1,769,436
      73,344   Mercantile Bank Corporation                                                                      2,759,201
      26,800   Mills Corporation                                                                                1,486,060
      15,200   New Century Financial Corporation                                                                  838,280
      67,600   Ohio Casualty Corporation(b,c)                                                                   1,411,488
      44,600   Pinnacle Financial Partners, Inc.(c)                                                             1,002,162
      38,800   Piper Jaffray Companies(b,c)                                                                     1,696,724
     104,000   Platinum Underwriters Holdings, Ltd.(b)                                                          3,042,000
      38,900   PrivateBancorp, Inc.(b)                                                                          1,258,415
     132,400   Providian Financial Corporation(c)                                                               2,058,820
      57,700   Reinsurance Group of America, Inc.                                                               2,485,716
      73,300   RLI Corporation(b)                                                                               2,787,599
      30,400   SL Green Realty Corporation                                                                      1,666,528
      55,300   Southwest Bancorporation of Texas, Inc.(b)                                                       1,296,232
     104,000   Sterling Bancshares, Inc.                                                                        1,473,680
      16,900   UCBH Holdings, Inc.(b)                                                                             728,221
      68,900   United Bankshares, Inc.                                                                          2,526,563
       8,200   Virginia Commerce Bancorp, Inc.(b,c)                                                               241,080
      76,452   Washington Federal, Inc.                                                                         1,951,055
     200,900   Winston Hotels, Inc.                                                                             2,219,945
      31,300   Wintrust Financial Corporation                                                                   1,784,100
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                74,190,398
=========================================================================================================================

Health Care (10.4%)
-------------------------------------------------------------------------------------------------------------------------
      79,000   Advanced Medical Optics, Inc.(c)                                                                 3,088,900
      36,800   Amedisys, Inc.(c)                                                                                1,112,464
      25,000   Centene Corporation(c)                                                                           1,185,750
      46,100   Cooper Companies, Inc.(b)                                                                        3,243,135
      46,500   Covance, Inc.(c)                                                                                 1,846,980
     174,800   CuraGen Corporation(b,c)                                                                           861,764
     118,500   D & K Healthcare Resources, Inc.(b)                                                                869,790
      53,000   Dade Behring Holdings, Inc.(c)                                                                   2,983,370
      28,100   Digene Corporation(b,c)                                                                            706,715
     474,750   Encore Medical Corporation(c)                                                                    2,437,841
      58,300   InterMune, Inc.(b,c)                                                                               756,151
      98,500   Intuitive Surgical, Inc.(b,c)                                                                    2,874,230
      16,000   Invitrogen Corporation(c)                                                                          926,400
      32,600   Kos Pharmaceuticals, Inc.(c)                                                                     1,163,820
      30,400   Medicis Pharmaceutical Corporation                                                               1,236,368
      38,300   Millipore Corporation(c)                                                                         1,761,417
      15,700   NuVasive, Inc.(c)                                                                                  154,802
     105,800   Perrigo Company(b)                                                                               1,923,444
      80,600   Psychiatric Solutions, Inc.(b,c)                                                                 2,051,270
      42,050   Renal Care Group, Inc.                                                                           1,327,098
      18,500   ResMed, Inc.(b,c)                                                                                  869,500
     416,800   Savient Pharmaceuticals, Inc.(c)                                                                   821,096
      36,200   Sierra Health Services, Inc.(b,c)                                                                1,727,464
      70,700   Sybron Dental Specialties, Inc.(c)                                                               2,302,699
      22,500   Techne Corporation(c)                                                                              810,450
      41,700   Telik, Inc.(b,c)                                                                                   769,365
      30,700   Trimeris, Inc.(c)                                                                                  353,357
      50,400   United Surgical Partners International, Inc.(b,c)                                                1,764,504
      29,200   Varian, Inc.(c)                                                                                  1,065,216
      54,500   Ventana Medical Systems, Inc.(b,c)                                                               2,949,540
      86,200   Vertex Pharmaceuticals, Inc.(b,c)                                                                  937,856
       7,650   Vnus Medical Technologies, Inc.(c)                                                                 114,980
      51,800   Watson Pharmaceuticals, Inc.(b,c)                                                                1,451,954
      66,950   Wellcare Health Plans, Inc.(c)                                                                   1,533,155
      48,700   Wright Medical Group, Inc.(c)                                                                    1,257,921
      47,600   ZymoGenetics, Inc.(b,c)                                                                            899,164
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               52,139,930
=========================================================================================================================

Industrials (15.2%)
-------------------------------------------------------------------------------------------------------------------------
     161,200   Artesyn Technologies, Inc.(b,c)                                                                  1,563,640
     114,900   Beacon Roofing Supply, Inc.(b,c)                                                                 2,154,375
      30,800   Briggs & Stratton Corporation                                                                    2,211,748
      76,750   Casella Waste Systems, Inc.(b,c)                                                                   953,235
      61,400   Consolidated Graphics, Inc.(c)                                                                   2,621,780
      67,800   Dycom Industries, Inc.(c)                                                                        2,213,670
     139,200   Federal Signal Corporation(b)                                                                    2,313,504
      67,600   G & K Services, Inc.                                                                             2,656,004
      73,500   Genesee & Wyoming, Inc.(b)                                                                       1,861,020
      53,300   Genlyte Group, Inc.(c)                                                                           3,920,748
      66,337   Graco, Inc.                                                                                      2,281,993
      98,018   Heartland Express, Inc.                                                                          2,005,438
      62,200   Hexcel Corporation(c)                                                                              964,100
      42,500   Hughes Supply, Inc.                                                                              1,207,425
      72,150   IDEX Corporation                                                                                 2,662,335
     121,650   Intersections, Inc.(b,c)                                                                         1,629,502
      42,400   Jacobs Engineering Group, Inc.(b,c)                                                              1,726,952
     198,700   Jacuzzi Brands, Inc.(b,c)                                                                        1,718,755
     163,700   Kforce, Inc.(c)                                                                                  1,733,583
      74,150   Knight Transportation, Inc.                                                                      1,741,784
      29,100   Landstar System, Inc.                                                                            1,977,054
      64,300   Lindsay Manufacturing Company                                                                    1,516,194
      55,800   Manitowoc Company, Inc.                                                                          1,969,740
      82,400   Mercury Computer Systems, Inc.(c)                                                                2,081,012
      61,200   Monster Worldwide, Inc.(c)                                                                       1,716,660
     103,500   MSC Industrial Direct Company, Inc.                                                              3,533,490
      41,800   Oshkosh Truck Corporation                                                                        2,462,020
      51,800   Pacer International, Inc.(c)                                                                       919,450
      35,300   Precision Castparts Corporation                                                                  2,118,000
      80,000   Ritchie Bros. Auctioneers, Inc.                                                                  2,440,800
      25,000   Roper Industries, Inc.                                                                           1,541,500
     103,000   SkyWest, Inc.                                                                                    1,759,240
     140,650   Standard Parking Corporation(c)                                                                  1,812,978
      22,100   Toro Company                                                                                     1,508,325
      53,200   Trex Company, Inc.(b,c)                                                                          2,134,384
      52,200   United Defense Industries, Inc.(c)                                                               2,095,308
      65,350   Waste Connections, Inc.                                                                          2,059,832
      53,800   Watson Wyatt & Company Holdings                                                                  1,428,390
      46,100   York International Corporation                                                                   1,467,824
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               76,683,792
=========================================================================================================================

Information Technology (13.3%)
-------------------------------------------------------------------------------------------------------------------------
     109,300   Acxiom Corporation                                                                               2,732,500
      29,800   Avid Technology, Inc.(b,c)                                                                       1,578,804
      66,800   Avocent Corporation(c)                                                                           2,378,080
     102,500   Axcelis Technologies, Inc.(b,c)                                                                    881,500
      52,200   Cabot Microelectronics Corporation(b,c)                                                          1,880,766
      40,200   CACI International, Inc.(c)                                                                      2,450,994
      30,200   Cymer, Inc.(b,c)                                                                                   861,304
     173,600   Cypress Semiconductor Corporation(b,c)                                                           1,828,008
      39,000   Dionex Corporation(c)                                                                            2,184,000
     138,800   EarthLink, Inc.(c)                                                                               1,433,804
     193,900   Entrust, Inc.(c)                                                                                   639,870
      73,600   Global Payments, Inc.(b)                                                                         4,030,335
      76,700   Ingram Micro, Inc.(c)                                                                            1,323,075
      59,300   Inter-Tel, Inc.                                                                                  1,601,100
      32,500   International Rectifier Corporation(c)                                                           1,291,875
      36,450   Kronos, Inc.                                                                                     1,787,872
      45,300   Littelfuse, Inc.(c)                                                                              1,477,686
      58,800   Macromedia, Inc.(c)                                                                              1,595,832
      41,500   Manhattan Associates, Inc.(c)                                                                      853,655
      51,100   Marketwatch, Inc.(c)                                                                               677,330
      78,400   McAfee, Inc.(c)                                                                                  1,897,280
     225,000   MPS Group, Inc.(c)                                                                               2,369,250
     143,900   MSC.Software Corporation(b,c)                                                                    1,250,491
     413,300   ON Semiconductor Corporation(c)                                                                  1,487,880
     218,200   Parametric Technology Corporation(c)                                                             1,132,458
      84,600   Phoenix Technologies, Ltd.(c)                                                                      515,891
      59,700   Photronics, Inc.(c)                                                                              1,047,735
     121,200   Pinnacle Systems, Inc.(c)                                                                          564,792
      57,700   Plantronics, Inc.                                                                                2,509,950
     298,300   Plexus Corporation(c)                                                                            3,695,937
     117,900   Powerwave Technologies, Inc.(b,c)                                                                  880,713
      61,200   RSA Security, Inc.(c)                                                                            1,252,152
     134,800   Skyworks Solutions, Inc.(b,c)                                                                    1,198,372
      61,800   Tech Data Corporation(c)                                                                         2,496,102
     221,000   Three-Five Systems, Inc.(b,c)                                                                      497,250
     117,300   TIBCO Software, Inc.(c)                                                                          1,140,156
     110,700   Tollgrade Communications, Inc.(c)                                                                1,052,757
      28,500   Varian Semiconductor Equipment Associates, Inc.                                                    986,385
      51,400   VeriSign, Inc.(c)                                                                                1,379,062
     142,300   Vishay Intertechnology, Inc.(b,c)                                                                1,839,939
     353,100   Vitesse Semiconductor Corporation(c)                                                               960,432
     258,700   Wind River Systems, Inc.(c)                                                                      3,463,993
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    67,107,367
=========================================================================================================================

Materials (5.2%)
-------------------------------------------------------------------------------------------------------------------------
      81,600   Century Aluminum Company(c)                                                                      1,888,224
      37,400   Florida Rock Industries, Inc.(b)                                                                 1,931,710
      35,300   H.B. Fuller Company(b)                                                                             949,570
      40,700   Lubrizol Corporation                                                                             1,413,511
      74,300   MacDermid, Inc.                                                                                  2,344,908
      46,100   NOVA Chemicals Corporation(b)                                                                    1,793,290
     134,300   Packaging Corporation of America                                                                 2,945,199
      42,700   Peabody Energy Corporation(b)                                                                    2,723,406
      47,300   Quanex Corporation(b)                                                                            2,398,110
      90,700   RPM International, Inc.(b)                                                                       1,599,041
      69,100   Schweitzer-Mauduit International, Inc.                                                           2,180,796
      83,800   Steel Dynamics, Inc.(b)                                                                          2,782,160
      88,800   Wausau-Mosinee Paper Corporation                                                                 1,388,832
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 26,338,757
=========================================================================================================================

Utilities (1.7%)
-------------------------------------------------------------------------------------------------------------------------
      88,346   Aqua America, Inc.                                                                              $1,931,244
      70,800   Energen Corporation                                                                              3,807,624
      61,800   Piedmont Natural Gas Company, Inc.                                                               2,813,754
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  8,552,622
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $335,292,303)                                                         412,431,793
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (13.4%)         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  67,727,138   Thrivent Financial Securities Lending Trust                      1.820%              N/A       $67,727,138
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $67,727,138)                                                                                    67,727,138
=========================================================================================================================
   Shares or
   Principal
      Amount   Short-Term Investments (4.7%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  20,904,511   Thrivent Money Market Fund                                       0.820%              N/A       $20,904,511
  $2,885,000   Ventures Business Trust                                          1.850         11/1/2004         2,885,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                23,789,511
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $426,808,952)                                                         $503,948,442
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Non-income producing security.

(d) The interest rate shown reflects the yield.

The accompanying notes to the financial statements are an integral part of this schedule.




Small Cap Index Fund
Schedule of Investments as of October 31, 2004(a)

      Shares   Common Stock (81.1%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (13.6%)
-------------------------------------------------------------------------------------------------------------------------
       1,100   4Kids Entertainment, Inc.(b,c)                                                                     $20,119
       3,575   Aaron Rents, Inc.(c)                                                                                77,578
       1,400   Action Performance Companies, Inc.(c)                                                               12,950
       1,500   Advanced Marketing Services, Inc.(c)                                                                15,750
       2,250   ADVO, Inc.                                                                                          71,888
       1,800   Applica, Inc.(b)                                                                                     7,308
       2,200   Arbitron, Inc.(b)                                                                                   79,574
       1,600   Arctic Cat, Inc.                                                                                    40,176
       2,100   Argosy Gaming Company(b)                                                                            83,139
       1,100   Ashworth, Inc.(b)                                                                                    9,240
       2,500   Aztar Corporation(b)                                                                                77,375
       2,500   Bally Total Fitness Holding Corporation(b,c)
         900   Bassett Furniture Industries, Inc.                                                                  16,650
       1,300   Brown Shoe Company, Inc.                                                                            35,490
       1,100   Building Materials Holding Corporation                                                              31,790
       3,200   Burlington Coat Factory Warehouse Corporation(c)                                                    70,624
       1,600   Cato Corporation                                                                                    36,736
       2,650   CEC Entertainment, Inc.                                                                            100,753
       5,200   Champion Enterprises, Inc.(b,c)                                                                     56,628
       1,900   Children's Place Retail Stores, Inc.(b,c)                                                           58,653
       2,600   Christopher & Banks Corporation                                                                     42,250
       1,200   Coachmen Industries, Inc.(c)                                                                        17,364
       1,600   Cost Plus, Inc.(b)                                                                                  51,680
       1,100   Department 56, Inc.(b,c)                                                                            16,599
       2,200   Dress Barn, Inc.(b)                                                                                 35,266
       1,700   Electronics Boutique Holdings Corporation(b)                                                        58,038
       1,100   Enesco Group, Inc.(b)                                                                                7,139
       2,700   Ethan Allen Interiors, Inc.(c)                                                                     102,843
       2,270   Fedders Corporation(c)                                                                               8,149
       4,000   Fleetwood Enterprises, Inc.(b)                                                                      50,360
       5,100   Fossil, Inc.                                                                                       151,776
       2,800   Fred's, Inc.(c)                                                                                     49,084
       1,500   Genesco, Inc.(b)                                                                                    38,400
       2,500   Goody's Family Clothing, Inc.(c)                                                                    21,975
       1,700   Group 1 Automotive, Inc.(b)                                                                         48,093
       1,800   Guitar Center, Inc.(b)                                                                              80,334
       2,300   Gymboree Corporation(b,c)                                                                           27,830
         600   Haggar Corporation                                                                                   9,744
       1,400   Hancock Fabrics, Inc.                                                                               14,378
       1,700   Haverty Furniture Companies, Inc.                                                                   28,696
       1,700   Hibbett Sporting Goods, Inc.                                                                        38,012
       3,375   Hot Topic, Inc.(b,c)                                                                                69,390
       1,500   IHOP Corporation(c)                                                                                 57,450
       1,500   Information Holdings, Inc.(b)                                                                       41,085
       3,550   Insight Enterprises, Inc.(b)                                                                        65,870
       3,700   Interface, Inc.(b)                                                                                  32,153
       1,500   J. Jill Group, Inc.(b,c)                                                                            26,370
       2,600   Jack in the Box, Inc.(b)                                                                            86,762
       2,000   JAKKS Pacific, Inc.(b,c)                                                                            31,520
       1,710   Jo-Ann Stores, Inc.(b)                                                                              42,169
       2,500   K-Swiss, Inc.                                                                                       62,500
       3,400   K2, Inc.(b)                                                                                         55,148
       2,100   Kellwood Company                                                                                    66,066
       3,900   La-Z-Boy, Inc.                                                                                      51,441
       2,100   Landry's Restaurants, Inc.(c)                                                                       56,868
       1,100   Libbey, Inc.                                                                                        19,965
       3,300   Linens 'n Things, Inc.(b)                                                                           79,464
       1,700   Lone Star Steakhouse & Saloon, Inc.                                                                 40,987
       2,324   M.D.C. Holdings, Inc.                                                                              178,367
       2,200   Marcus Corporation(c)                                                                               46,772
       1,500   Meade Instruments Corporation(b)                                                                     5,295
       2,600   Men's Wearhouse, Inc.(b)                                                                            80,808
         900   Meritage Homes Corporation(b,c)                                                                     79,830
       1,200   Midas, Inc.(b,c)                                                                                    22,716
       2,200   Monaco Coach Corporation                                                                            39,050
       2,400   Movie Gallery, Inc.(c)                                                                              38,832
       2,000   Multimedia Games, Inc.(c)                                                                           26,400
         600   National Presto Industries, Inc.                                                                    24,126
       2,300   Nautilus Group, Inc.(c)                                                                             45,195
         420   NVR, Inc.(b)                                                                                       263,340
       1,600   O'Charley's, Inc.(b)                                                                                24,832
         900   OshKosh B'Gosh, Inc.(c)                                                                             16,344
       1,100   Oxford Industries, Inc.                                                                             40,799
       1,800   P.F. Chang's China Bistro, Inc.(b,c)                                                                91,512
       2,200   Panera Bread Company(b,c)                                                                           76,846
       1,300   Papa John's International, Inc.(b,c)                                                                41,964
       4,400   Pep Boys - Manny, Moe & Jack                                                                        62,568
       2,300   Phillips-Van Heusen Corporation(c)                                                                  52,417
       2,700   Pinnacle Entertainment, Inc.(b)                                                                     39,690
       3,100   Polaris Industries, Inc.(c)                                                                        183,985
       4,100   Quiksilver, Inc.(b)                                                                                111,725
       2,400   RARE Hospitality International, Inc.(b)                                                             66,504
       1,600   Russ Berrie and Company, Inc.(c)                                                                    33,360
       2,400   Russell Corporation                                                                                 41,496
       3,100   Ryan's Restaurant Group, Inc.(b)                                                                    43,369
       3,775   SCP Pool Corporation                                                                               110,192
       2,600   Select Comfort Corporation(b,c)                                                                     44,512
       2,200   ShopKo Stores, Inc.(b,c)                                                                            37,928
       1,650   Shuffle Master, Inc.(c)                                                                             69,448
         700   Skyline Corporation                                                                                 28,056
       4,350   Sonic Corporation                                                                                  118,450
       1,500   Standard Motor Products, Inc.(c)                                                                    22,860
       2,400   Standard Pacific Corporation                                                                       134,760
       2,100   Steak n Shake Company(b)                                                                            34,608
       3,000   Stein Mart, Inc.(b)                                                                                 49,860
       2,800   Stride Rite Corporation(c)                                                                          28,980
       2,000   Sturm, Ruger & Company, Inc.                                                                        17,640
       1,700   TBC Corporation(b)                                                                                  37,791
       1,100   Thomas Nelson, Inc.                                                                                 24,354
       2,500   Too, Inc.(b)                                                                                        55,050
       2,800   Tractor Supply Company(b)                                                                          101,584
       4,800   Triarc Companies, Inc.(c)                                                                           54,864
       2,400   Winnebago Industries, Inc.(c)                                                                       75,360
       2,200   WMS Industries, Inc.(b,c)                                                                           64,350
       2,800   Wolverine World Wide, Inc.                                                                          85,232
       3,800   Zale Corporation                                                                                   108,376
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     5,778,036
=========================================================================================================================

Consumer Staples (2.7%)
-------------------------------------------------------------------------------------------------------------------------
       1,400   American Italian Pasta Company(c)                                                                   28,420
       3,600   Casey's General Stores, Inc.                                                                        64,080
       2,700   Corn Products International, Inc.                                                                  132,840
       2,800   Delta & Pine Land Company                                                                           73,696
       3,400   DIMON, Inc.(c)                                                                                      19,788
       3,150   Flowers Foods, Inc.                                                                                 79,884
       2,900   Great Atlantic & Pacific Tea Company, Inc.(b)                                                       18,850
       2,600   Hain Celestial Group, Inc.(b)                                                                       42,068
         700   J & J Snack Foods Corporation(b)                                                                    30,961
       2,200   Lance, Inc.                                                                                         37,136
       2,700   Longs Drug Stores Corporation                                                                       66,690
         900   Nash Finch Company(c)                                                                               27,774
       1,200   Nature's Sunshine Products, Inc.                                                                    18,156
       4,900   NBTY, Inc.(b)                                                                                      134,946
       3,400   Performance Food Group Company(b)                                                                   79,084
       2,200   Ralcorp Holdings, Inc.                                                                              80,850
       2,500   Rayovac Corporation(b)                                                                              62,275
       1,400   Sanderson Farms, Inc(c)                                                                             45,486
       2,900   United Natural Foods, Inc.(c)                                                                       78,851
       1,300   WD-40 Company                                                                                       36,744
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           1,158,579
=========================================================================================================================

Energy (4.7%)
-------------------------------------------------------------------------------------------------------------------------
       1,200   Atwood Oceanics, Inc.(b)                                                                            57,540
       2,400   Cabot Oil & Gas Corporation                                                                        101,544
       2,800   Cal Dive International, Inc.(b)                                                                     99,148
       1,200   Carbo Ceramics, Inc.(c)                                                                             86,700
       3,100   Cimarex Energy Company(b)                                                                          111,228
       1,300   Dril-Quip, Inc.(b)                                                                                  29,120
       2,000   Frontier Oil Corporation(c)                                                                         49,160
       1,700   Hydril Company(b)                                                                                   74,783
       5,500   Input/Output, Inc.(b,c)                                                                             38,445
       2,100   Lone Star Technologies, Inc.(b)                                                                     55,440
       3,100   Maverick Tube Corporation(b)                                                                        81,747
       1,900   Oceaneering International, Inc.(b)                                                                  67,545
       1,700   Offshore Logistics, Inc.(b)                                                                         61,472
       5,112   Patina Oil & Gas Corporation                                                                       146,203
       1,200   Petroleum Development Corporation(b)                                                                42,264
       2,100   Remington Oil and Gas Corporation(b)                                                                53,424
       1,400   SEACOR Holdings, Inc.(b,c)                                                                          66,654
       2,600   Southwestern Energy Company(b,c)                                                                   119,444
       2,400   Spinnaker Exploration Company(b)                                                                    76,608
       2,100   St. Mary Land & Exploration Company                                                                 82,803
       1,900   Stone Energy Corporation(b)                                                                         78,223
       2,100   Swift Energy Company(b)                                                                             50,925
       1,700   TETRA Technologies, Inc.(b)                                                                         50,898
       3,400   Unit Corporation(b)                                                                                126,106
       2,400   Veritas DGC, Inc.(b)                                                                                50,640
       4,700   Vintage Petroleum, Inc.                                                                             98,700
       2,100   W-H Energy Services, Inc.(b)                                                                        42,735
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,999,499
=========================================================================================================================

Financials (13.0%)
-------------------------------------------------------------------------------------------------------------------------
       1,700   Anchor BanCorp Wisconsin, Inc.(c)                                                                   44,098
       4,400   BankAtlantic Bancorp, Inc.                                                                          76,956
       2,200   BankUnited Financial Corporation(b,c)                                                               65,450
       2,100   Boston Private Financial Holdings, Inc.(c)                                                          51,534
       4,400   Brookline Bancorp, Inc.                                                                             68,156
       2,800   Capital Automotive REIT                                                                             90,328
       2,000   Cash America International, Inc.                                                                    50,600
       3,475   Chittenden Corporation                                                                              98,412
       2,000   Colonial Properties Trust                                                                           77,960
       3,000   Commercial Federal Corporation                                                                      83,430
       3,800   Commercial Net Lease Realty, Inc.                                                                   73,074
       2,300   Community Bank System, Inc.                                                                         63,503
       2,400   Delphi Financial Group, Inc.                                                                        98,088
       2,750   Dime Community Bancshares                                                                           44,165
       2,100   Downey Financial Corporation                                                                       116,046
       3,600   East West Bancorp, Inc.                                                                            144,144
       1,800   Entertainment Properties Trust                                                                      71,820
       1,700   Essex Property Trust, Inc.                                                                         133,382
       1,300   Financial Federal Corporation(b)                                                                    48,503
       2,850   First BanCorp                                                                                      155,410
       3,500   First Midwest Bancorp, Inc.                                                                        122,185
       1,200   First Republic Bank                                                                                 57,840
       1,300   FirstFed Financial Corporation(b)                                                                   66,820
       4,400   Flagstar Bancorp, Inc.                                                                              91,916
       5,600   Fremont General Corporation                                                                        120,400
       2,200   Gables Residential Trust(c)                                                                         80,300
       2,400   Glenborough Realty Trust, Inc.                                                                      50,400
       3,000   Gold Banc Corporation, Inc.                                                                         43,650
       2,700   Hilb, Rogal and Hobbs Company(c)                                                                    85,590
       3,350   Hudson United Bancorp                                                                              133,330
       3,100   Investment Technology Group, Inc.(b)                                                                47,740
       2,100   Irwin Financial Corporation                                                                         52,353
       2,100   Kilroy Realty Corporation                                                                           83,475
       1,400   LandAmerica Financial Group, Inc.(c)                                                                68,530
       3,600   Lexington Corporate Properties Trust(c)                                                             80,784
       2,400   MAF Bancorp, Inc.                                                                                  102,888
       1,800   Nara Bancorp, Inc.(c)                                                                               34,398
       3,450   New Century Financial Corporation                                                                  190,268
         800   Parkway Properties, Inc.                                                                            40,624
       1,700   Philadelphia Consolidated Holding Corporation(b)                                                    98,566
       1,400   Piper Jaffray Companies(b)                                                                          61,222
       2,200   Presidential Life Corporation                                                                       35,156
       1,500   PrivateBancorp, Inc.(c)                                                                             48,525
       2,200   ProAssurance Corporation(b)                                                                         78,518
       2,455   Provident Bankshares Corporation                                                                    85,262
       4,740   Republic Bancorp, Inc.                                                                              79,205
       1,900   Rewards Network, Inc.(b,c)                                                                          10,507
       2,100   Riggs National Corporation(c)                                                                       44,331
       1,900   RLI Corporation                                                                                     72,257
         800   SCPIE Holdings, Inc.(c)                                                                              6,920
       2,100   Selective Insurance Group, Inc.                                                                     82,068
       3,400   Shurgard Storage Centers, Inc.                                                                     134,980
       5,100   South Financial Group, Inc.                                                                        153,102
       5,000   Southwest Bancorporation of Texas, Inc.                                                            117,200
       1,200   Sovran Self Storage, Inc.                                                                           46,884
       3,350   Sterling Bancshares, Inc.                                                                           47,470
       1,680   Sterling Financial Corporation(b)                                                                   63,118
       1,400   Stewart Information Services Corporation(c)                                                         59,388
       3,500   Susquehanna Bancshares, Inc.                                                                        87,045
       1,293   SWS Group, Inc.(c)                                                                                  24,826
       5,533   TrustCo Bank Corporation NY(c)                                                                      74,087
       3,400   UCBH Holdings, Inc.                                                                                146,506
       3,300   UICI                                                                                                97,614
       3,300   Umpqua Holdings Corporation(c)                                                                      82,104
       3,200   United Bankshares, Inc.                                                                            117,344
       2,515   Waypoint Financial Corporation                                                                      69,062
       3,050   Whitney Holding Corporation                                                                        133,010
       1,600   Wintrust Financial Corporation                                                                      91,200
       1,394   World Acceptance Corporation(b)                                                                     32,620
       1,500   Zenith National Insurance Corporation(c)                                                            61,605
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 5,550,252
=========================================================================================================================

Health Care (9.9%)
-------------------------------------------------------------------------------------------------------------------------
       3,475   Accredo Health, Inc.(b)                                                                             80,029
       2,600   Advanced Medical Optics, Inc.(b)                                                                   101,660
       3,800   Alpharma, Inc.(c)                                                                                   64,410
       1,000   Amedisys, Inc.(b,c)                                                                                 30,230
       2,400   American Healthways, Inc.(c)                                                                        72,432
       2,400   American Medical Systems Holdings, Inc.(b)                                                          89,040
       1,800   AMERIGROUP Corporation(b)                                                                          108,000
       2,200   AmSurg Corporation(c)                                                                               51,458
       1,100   Analogic Corporation                                                                                46,800
       2,200   ArQule, Inc.(b)                                                                                      9,900
       1,500   ArthroCare Corporation(b,c)                                                                         46,215
       1,800   BioLase Technology, Inc.(c)                                                                         12,276
       1,100   Biosite, Inc.(b,c)                                                                                  53,691
       1,200   Bradley Pharmaceuticals, Inc.(b,c)                                                                  19,872
       1,400   Centene Corporation(b)                                                                              66,402
       2,600   Cerner Corporation(b,c)                                                                            117,390
         900   Chemed Corporation(c)                                                                               54,405
       2,100   CONMED Corporation(b)                                                                               58,947
       2,300   Cooper Companies, Inc.(c)                                                                          161,805
       2,400   Cross Country Healthcare, Inc.(b,c)                                                                 35,592
       1,750   CryoLife, Inc.(b,c)                                                                                 12,058
       1,000   Curative Health Services, Inc.(b)                                                                    5,540
       1,700   Cyberonics, Inc.(b,c)                                                                               31,909
       1,100   Datascope Corporation                                                                               35,706
       3,000   Dendrite International, Inc.(b,c)                                                                   43,950
       2,100   Diagnostic Products Corporation                                                                     92,715
       1,600   DJ Orthopedics, Inc.(b)                                                                             27,280
       2,323   Enzo Biochem, Inc.(b,c)                                                                             41,087
       1,800   Gentiva Health Services, Inc.(b)                                                                    30,537
       1,800   Haemonetics Corporation(b)                                                                          59,130
       1,600   Hologic, Inc.(b)                                                                                    32,128
       4,800   Hooper Holmes, Inc.                                                                                 25,200
       1,100   ICU Medical, Inc.(b,c)                                                                              24,695
       2,500   IDEXX Laboratories, Inc.(b)                                                                        124,600
       2,150   Immucor, Inc.(c)                                                                                    66,328
       2,100   Integra LifeSciences Holdings Corporation(b,c)                                                      67,368
       2,200   Invacare Corporation                                                                               101,596
         900   Kensey Nash Corporation(b,c)                                                                        25,740
       1,300   LabOne, Inc.(b)                                                                                     39,000
       4,100   Medicis Pharmaceutical Corporation                                                                 166,747
       3,100   Mentor Corporation                                                                                 107,880
       2,000   Merit Medical Systems, Inc.(b,c)                                                                    20,700
       5,100   MGI Pharma, Inc.                                                                                   136,017
       2,600   NDCHealth Corporation                                                                               43,654
       1,700   Noven Pharmaceuticals, Inc.(b)                                                                      38,335
       3,700   OCA, Inc.(b,c)                                                                                      15,281
       2,750   Odyssey Healthcare, Inc.(b)                                                                         21,230
       1,300   Osteotech, Inc.(b)                                                                                   5,889
       2,800   Owens & Minor, Inc.                                                                                 73,332
       2,000   PAREXEL International Corporation(b)                                                                38,500
       1,700   Pediatrix Medical Group, Inc.(b)                                                                    95,625
       4,100   Pharmaceutical Product Development, Inc.(b)                                                        173,143
       1,900   PolyMedica Corporation(c)                                                                           66,500
       1,400   Possis Medical, Inc.(b,c)                                                                           15,512
       3,100   Priority Healthcare Corporation(b,c)                                                                55,986
       3,600   Province Healthcare Company(b)                                                                      77,184
       4,000   Regeneron Pharmaceuticals, Inc.(b,c)                                                                29,080
       1,300   RehabCare Group, Inc.(b)                                                                            29,848
       2,400   ResMed, Inc.(b,c)                                                                                  112,800
       2,500   Respironics, Inc.(b)                                                                               127,725
       4,500   Savient Pharmaceuticals, Inc.(b)                                                                     8,865
       1,900   Sierra Health Services, Inc.(b,c)                                                                   90,668
       2,300   Sola International, Inc.(b)                                                                         44,114
       1,500   Sunrise Senior Living, Inc.(b,c)                                                                    57,165
       1,300   SurModics, Inc.(b,c)                                                                                34,905
       2,800   Sybron Dental Specialties, Inc.(b)                                                                  91,196
       3,000   Techne Corporation(b)                                                                              108,060
       2,200   Theragenics Corporation(b)                                                                           8,096
       2,000   United Surgical Partners International, Inc.(b)                                                     70,020
       2,200   Viasys Healthcare, Inc.(b)                                                                          37,598
       1,000   Vital Signs, Inc.                                                                                   34,625
       1,500   Wilson Greatbatch Technologies, Inc.(b,c)                                                           25,425
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                4,228,826
=========================================================================================================================

Industrials (15.5%)
-------------------------------------------------------------------------------------------------------------------------
       2,200   A.O. Smith Corporation(c)                                                                           58,388
       2,400   AAR Corporation(b,c)                                                                                28,200
       3,600   ABM Industries, Inc.                                                                                74,700
       3,100   Acuity Brands, Inc.                                                                                 82,243
       2,000   Administaff, Inc.(b)                                                                                22,900
       2,400   Albany International Corporation                                                                    72,048
         700   Angelica Corporation                                                                                16,800
       2,100   Apogee Enterprises, Inc.                                                                            26,901
       1,500   Applied Industrial Technologies, Inc.(c)                                                            55,800
         900   Applied Signal Technology, Inc.                                                                     27,261
       1,900   Arkansas Best Corporation                                                                           74,271
       2,400   Armor Holdings, Inc.(b,c)                                                                           88,848
       2,800   Artesyn Technologies, Inc.(b,c)                                                                     27,160
       1,500   Astec Industries, Inc.(b)                                                                           21,735
       2,500   Baldor Electric Company                                                                             58,575
       1,700   Barnes Group, Inc.(c)                                                                               44,200
       2,600   Bowne & Company, Inc.(c)                                                                            32,318
       1,800   Brady Corporation                                                                                   97,614
       1,800   Briggs & Stratton Corporation                                                                      129,258
       1,900   C&D Technologies, Inc.                                                                              34,010
       1,500   CDI Corporation                                                                                     24,750
       2,600   Central Parking Corporation                                                                         35,230
       1,900   CLARCOR, Inc.                                                                                       93,670
       1,600   Coinstar, Inc.(b,c)                                                                                 41,328
       1,100   Consolidated Graphics, Inc.(b)                                                                      46,970
         600   CPI Corporation                                                                                      7,380
       1,900   Cubic Corporation(c)                                                                                41,800
       1,300   CUNO, Inc.(b)                                                                                       74,750
       1,500   Curtiss-Wright Corporation                                                                          83,715
       1,900   DRS Technologies, Inc.(b)                                                                           68,818
       1,500   EDO Corporation                                                                                     41,970
       3,200   EGL, Inc.(b)                                                                                       102,336
       1,500   ElkCorp                                                                                             42,225
       1,200   EMCOR Group, Inc.(b)                                                                                47,484
       1,825   Engineered Support Systems, Inc.                                                                    87,673
       1,500   Esterline Technologies Corporation(b,c)                                                             47,400
       3,400   FLYi, Inc.(b,c)                                                                                      4,760
       1,500   Forward Air Corporation(b)                                                                          61,755
       2,700   Frontier Airlines, Inc.(b)                                                                          22,572
       1,600   G & K Services, Inc.                                                                                62,864
       1,500   Gardner Denver, Inc.(b)                                                                             44,970
       3,200   GenCorp, Inc.(c)                                                                                    44,480
       2,220   Griffon Corporation(b)                                                                              49,395
       5,402   Heartland Express, Inc.                                                                            110,515
       1,400   Heidrick & Struggles International, Inc.(b,c)                                                       40,089
       4,700   Hughes Supply, Inc.                                                                                133,527
       3,650   IDEX Corporation                                                                                   134,685
       1,300   Imagistics International, Inc.(b)                                                                   44,746
       2,000   Insituform Technologies, Inc.(b)                                                                    39,640
         900   Insurance Auto Auctions, Inc.(b)                                                                    17,289
       1,884   Intermagnetics General Corporation(c)                                                               48,023
       1,300   InVision Technologies, Inc.(b,c)                                                                    60,034
       1,600   Ionics, Inc.(b,c)                                                                                   45,600
       3,100   JLG Industries, Inc.(c)                                                                             51,708
       2,100   John H. Harland Company                                                                             67,683
       1,700   Kaman Corporation                                                                                   18,700
       4,500   Kansas City Southern, Inc.(b,c)                                                                     76,275
       2,100   Kaydon Corporation(c)                                                                               62,160
       1,900   Kirby Corporation(b)                                                                                79,800
       4,050   Knight Transportation, Inc.(c)                                                                      95,134
       3,000   Labor Ready, Inc.(b)                                                                                43,050
       2,200   Landstar System, Inc.                                                                              149,468
         800   Lawson Products, Inc.(c)                                                                            34,640
       4,300   Lennox International, Inc.(c)                                                                       62,178
         900   Lindsay Manufacturing Company                                                                       21,222
       1,200   Lydall, Inc.(b)                                                                                     11,292
       2,100   MagneTek, Inc.(b,c)                                                                                 12,915
       2,000   Manitowoc Company, Inc.                                                                             70,600
         800   MemberWorks, Inc.(b,c)                                                                              23,840
       1,600   Mercury Computer Systems, Inc.(b)                                                                   40,408
       2,400   Mesa Air Group, Inc.(b,c)                                                                           13,776
       2,700   Milacron, Inc.(b)                                                                                    7,425
       1,130   Milacron, Inc. Rights(b,d)                                                                               0
       1,000   Mobile Mini, Inc.(b,c)                                                                              28,360
       1,850   Moog, Inc.                                                                                          69,430
       2,500   Mueller Industries, Inc.                                                                            66,650
       2,300   NCO Group, Inc.(b)                                                                                  61,525
       1,900   On Assignment, Inc.(b)                                                                               9,538
       2,500   Oshkosh Truck Corporation                                                                          147,250
       1,200   Pre-Paid Legal Services, Inc.(b,c)                                                                  33,468
       4,500   PRG-Schultz International, Inc.(b)                                                                  23,310
       1,800   Regal-Beloit Corporation(c)                                                                         42,120
       2,300   Reliance Steel & Aluminum Company                                                                   78,936
       1,100   Robbins & Myers, Inc.(c)                                                                            22,935
       2,700   Roper Industries, Inc.                                                                             166,482
       1,700   School Specialty, Inc.(b)                                                                           69,564
       4,600   Shaw Group, Inc.(b,c)                                                                               56,074
       1,700   Simpson Manufacturing Company, Inc.(c)                                                             109,276
       4,200   SkyWest, Inc.                                                                                       71,736
       1,200   SOURCECORP, Inc.(b)                                                                                 20,136
       4,400   Spherion Corporation(b)                                                                             31,636
       2,100   Standard Register Company                                                                           22,302
       1,000   Standex International Corporation                                                                   26,190
       2,200   Stewart & Stevenson Services, Inc.                                                                  37,400
       2,300   Teledyne Technologies, Inc.(b)                                                                      58,811
       4,100   Tetra Tech, Inc.(b)                                                                                 53,874
       1,300   Thomas Industries, Inc.                                                                             43,940
       6,500   Timken Company                                                                                     156,000
       1,600   Toro Company                                                                                       109,200
       2,900   Tredegar Corporation                                                                                48,575
       1,200   Triumph Group, Inc.(b)                                                                              41,232
       2,400   United Stationers, Inc.(b)                                                                         106,800
       1,400   Universal Forest Products, Inc.                                                                     51,345
       3,100   URS Corporation(b)                                                                                  85,560
       2,000   USF Corporation                                                                                     71,680
       1,800   Valmont Industries, Inc.(c)                                                                         39,150
       1,700   Viad Corporation                                                                                    36,601
       3,000   Vicor Corporation                                                                                   27,870
       1,200   Volt Information Sciences, Inc.(b)                                                                  34,860
       2,400   Wabash National Corporation(b)                                                                      58,992
       3,450   Waste Connections, Inc.                                                                            108,744
       2,000   Watsco, Inc.                                                                                        56,920
       2,400   Watson Wyatt & Company Holdings                                                                     63,720
       2,400   Watts Water Technologies, Inc.                                                                      62,256
       1,200   Wolverine Tube, Inc.(b,c)                                                                           11,940
         900   Woodward Governor Company                                                                           54,495
       3,494   Yellow Roadway Corporation(b)                                                                      167,677
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                6,612,507
=========================================================================================================================

Information Technology (12.9%)
-------------------------------------------------------------------------------------------------------------------------
       2,000   Actel Corporation(b)                                                                                30,340
       8,000   Adaptec, Inc.(b)                                                                                    62,400
       2,300   Advanced Energy Industries, Inc.(b,c)                                                               22,678
       5,400   Aeroflex, Inc.(b)                                                                                   59,940
       2,300   Agilysys, Inc.(c)                                                                                   39,307
       2,600   Alliance Semiconductor Corporation(b)                                                                8,970
       2,700   Anixter International, Inc.                                                                        104,328
       2,200   ANSYS, Inc.                                                                                         60,720
       2,200   ATMI, Inc.(b)                                                                                       51,370
       1,700   Audiovox Corporation(b)                                                                             24,480
       2,400   Avid Technology, Inc.(b)                                                                           127,152
       7,300   Axcelis Technologies, Inc.(b)                                                                       62,780
       1,000   BEI Technologies, Inc.(c)                                                                           29,890
         900   Bel Fuse, Inc.                                                                                      30,195
       3,425   Belden CDT, Inc.(c)                                                                                 76,138
       2,100   Bell Microproducts, Inc.(b)                                                                         18,438
       3,000   Benchmark Electronics, Inc.                                                                        101,910
       1,300   Black Box Corporation(c)                                                                            51,064
       3,200   Brooks Automation, Inc.(b)                                                                          47,616
       1,000   Brooktrout, Inc.(b)                                                                                  9,230
       3,200   C-COR, Inc.(b,c)                                                                                    24,064
       2,100   CACI International, Inc.(b)                                                                        128,037
       2,400   Captaris, Inc.(b)                                                                                   11,040
       1,800   Carreker Corporation(b,c)                                                                           16,254
       1,000   Catapult Communications Corporation(b)                                                              24,560
       2,800   Checkpoint Systems, Inc.(b)                                                                         47,880
       4,400   CIBER, Inc.(b,c)                                                                                    39,776
       3,300   Cognex Corporation                                                                                  84,480
       2,200   Coherent, Inc.(b)                                                                                   53,086
       1,600   Cohu, Inc.                                                                                          25,088
       1,400   Concord Communications, Inc.(b)                                                                     11,508
       2,600   CTS Corporation                                                                                     34,346
       2,600   Cymer, Inc.(b,c)                                                                                    74,152
       1,400   Daktronics, Inc.(b)                                                                                 34,552
       1,600   Digi International, Inc.(b)                                                                         21,904
       2,500   Digital Insight Corporation(b,c)                                                                    39,150
       1,500   Dionex Corporation(b)                                                                               84,000
       2,000   DSP Group, Inc.(b)                                                                                  39,660
       1,400   DuPont Photomasks, Inc.(b,c)                                                                        36,708
       3,500   eFunds Corporation(b)                                                                               68,915
       2,000   Electro Scientific Industries, Inc.(b)                                                              33,920
       1,400   EPIQ Systems, Inc.(b,c)                                                                             20,972
       2,900   ESS Technology, Inc.(b,c)                                                                           18,966
       3,000   Exar Corporation(b)                                                                                 45,060
       2,200   FactSet Research Systems, Inc.(c)                                                                  109,648
       2,400   FEI Company(b,c)                                                                                    46,464
       2,800   FileNET Corporation(b)                                                                              77,924
       2,200   FindWhat.com(b)                                                                                     44,110
       2,400   FLIR Systems, Inc.(b)                                                                              127,704
       1,700   Gerber Scientific, Inc.(b)                                                                          13,294
       1,600   Global Imaging Systems, Inc.(b,c)                                                                   56,320
       2,740   Global Payments, Inc.                                                                              150,042
       5,200   Harmonic, Inc.(b,c)                                                                                 43,264
       1,900   Helix Technology Corporation                                                                        26,676
       1,900   Hutchinson Technology, Inc.(b,c)                                                                    63,859
       2,800   Hyperion Solutions Corporation(b)                                                                  112,364
       1,800   Inter-Tel, Inc.                                                                                     48,600
       3,400   Internet Security Systems, Inc.(b)                                                                  73,984
       1,344   Intrado, Inc.(b,c)                                                                                  18,198
       1,500   Itron, Inc.(b,c)                                                                                    31,410
       1,700   J2 Global Communication, Inc.(b,c)                                                                  51,255
       2,200   JDA Software Group, Inc.(b,c)                                                                       24,706
       1,200   Keithley Instruments, Inc.                                                                          20,988
       5,200   Kopin Corporation(b,c)                                                                              19,032
       2,250   Kronos, Inc.                                                                                       110,362
       3,700   Kulicke and Soffa Industries, Inc.(b,c)                                                             26,418
       1,700   Littelfuse, Inc.(b)                                                                                 55,454
       2,200   Manhattan Associates, Inc.(b,c)                                                                     45,254
       2,300   ManTech International Corporation(b,c)                                                              49,726
       1,500   MapInfo Corporation(b,c)                                                                            14,835
       1,600   MAXIMUS, Inc.(b)                                                                                    43,488
       2,600   Methode Electronics, Inc.                                                                           34,918
       1,300   MICROS Systems, Inc.(b)                                                                             76,856
       4,300   Microsemi Corporation                                                                               66,822
       1,900   MRO Software, Inc.(b)                                                                               20,710
       2,800   Netegrity, Inc.(b)                                                                                  29,820
       1,800   Network Equipment Technologies, Inc.(b,c)                                                           15,354
       2,400   NYFIX, Inc.(b,c)                                                                                    11,472
       1,500   Park Electrochemical Corporation                                                                    31,515
       3,000   Paxar Corporation(b)                                                                                66,150
       1,600   PC TEL, Inc.(b)                                                                                     12,336
       1,700   Pegasus Solutions, Inc.(b)                                                                          17,697
       2,000   Pericom Semiconductor Corporation(b)                                                                17,990
       1,800   Phoenix Technologies, Ltd.(b)                                                                       10,976
       1,300   Photon Dynamics, Inc(b,c)                                                                           23,790
       2,300   Photronics, Inc.(b)                                                                                 40,365
       5,000   Pinnacle Systems, Inc.(b)                                                                           23,300
       1,100   Planar Systems, Inc.(b,c)                                                                           10,692
       2,200   Power Integrations, Inc.(b)                                                                         47,080
       2,600   Progress Software Corporation(b)                                                                    51,636
       1,200   QRS Corporation(b)                                                                                   8,364
       2,000   Radiant Systems, Inc.(b)                                                                            10,240
       1,400   RadiSys Corporation(b)                                                                              18,592
       1,200   Rogers Corporation(b)                                                                               51,504
       2,500   Roxio, Inc.(b,c)                                                                                    15,225
       1,300   Rudolph Technologies, Inc.(b,c)                                                                     19,604
       1,200   SBS Technologies, Inc.(b,c)                                                                         15,996
         900   ScanSource, Inc.(b)                                                                                 55,737
       1,200   SCM Microsystems, Inc.(b)                                                                            4,428
       3,200   SERENA Software, Inc.(b,c)                                                                          56,768
      11,300   Skyworks Solutions, Inc.(b,c)                                                                      100,457
       1,700   Sonic Solutions, Inc.(b,c)                                                                          33,745
       1,300   SPSS, Inc.(b)                                                                                       17,563
       1,400   Standard Microsystems Corporation(b,c)                                                              30,828
       1,100   StarTek, Inc.                                                                                       30,415
       1,000   Supertex, Inc.(b)                                                                                   21,455
       3,350   Symmetricom, Inc.(b)                                                                                28,442
       1,800   Synaptics, Inc.(b)                                                                                  56,952
       3,200   Take-Two Interactive Software, Inc.(b)                                                             105,472
       1,100   TALX Corporation                                                                                    31,185
       2,900   Technitrol, Inc.(b)                                                                                 47,328
       2,800   THQ, Inc.(b)                                                                                        52,920
       1,600   Three-Five Systems, Inc.(b,c)                                                                        3,600
       1,000   Tollgrade Communications, Inc.(b)                                                                    9,510
       3,650   Trimble Navigation, Ltd.                                                                           104,718
       1,700   Ultratech, Inc.(b,c)                                                                                28,934
       2,600   Varian Semiconductor Equipment Associates, Inc.                                                     89,986
       2,200   Veeco Instruments, Inc.(b,c)                                                                        42,988
       2,700   Verity, Inc.(b,c)                                                                                   34,884
       1,900   ViaSat, Inc.(b)                                                                                     35,891
       3,200   WebEx Communications, Inc.(b,c)                                                                     70,400
       1,700   Websense, Inc.(b)                                                                                   68,969
       1,600   X-Rite, Inc.                                                                                        21,088
       2,300   Zix Corporation(b,c)                                                                                12,420
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     5,488,490
=========================================================================================================================

Materials (5.0%)
-------------------------------------------------------------------------------------------------------------------------
       2,300   A. Schulman, Inc.                                                                                   45,655
       1,200   A.M. Castle & Company(b,c)                                                                          13,512
       2,200   AMCOL International Corporation(c)                                                                  38,698
       2,600   AptarGroup, Inc.                                                                                   121,992
       1,800   Arch Chemicals, Inc.                                                                                51,030
       1,400   Brush Engineered Materials, Inc.(b)                                                                 21,840
       2,800   Buckeye Technologies, Inc.(b)                                                                       29,540
       1,900   Cambrex Corporation                                                                                 42,503
       2,100   Caraustar Industries, Inc.(b)                                                                       31,227
       1,700   Carpenter Technology Corporation                                                                    80,682
       2,300   Century Aluminum Company(b)                                                                         53,222
       1,500   Chesapeake Corporation                                                                              34,815
         800   Cleveland-Cliffs, Inc.(b,c)                                                                         58,320
       2,100   Commercial Metals Company                                                                           75,915
       1,300   Commonwealth Industries, Inc.(b,c)                                                                  12,142
       1,000   Deltic Timber Corporation                                                                           39,790
       3,124   Florida Rock Industries, Inc.(c)                                                                   161,355
       2,400   Georgia Gulf Corporation                                                                           108,648
       2,100   H.B. Fuller Company                                                                                 56,490
       2,400   Headwaters, Inc.(b,c)                                                                               75,600
       1,200   IMCO Recycling, Inc.(b,c)                                                                           14,064
       2,300   MacDermid, Inc.                                                                                     72,588
       5,500   Massey Energy Company                                                                              148,115
       1,100   Material Sciences Corporation(b,c)                                                                  14,311
       2,498   Myers Industries, Inc.                                                                              26,554
       2,000   OM Group, Inc.(b)                                                                                   65,980
       3,000   OMNOVA Solutions, Inc.(b)                                                                           15,720
         700   Penford Corporation                                                                                 10,934
       6,800   PolyOne Corporation(b)                                                                              51,476
       1,200   Pope & Talbot, Inc.                                                                                 18,096
         800   Quaker Chemical Corporation                                                                         18,064
       1,300   Quanex Corporation(c)                                                                               65,910
       2,700   Rock-Tenn Company                                                                                   41,985
       1,600   RTI International Metals, Inc.(b)                                                                   32,048
       1,900   Ryerson Tull, Inc.(c)                                                                               31,008
       1,200   Schweitzer-Mauduit International, Inc.                                                              37,872
       3,600   Steel Dynamics, Inc.                                                                               119,520
       1,000   Steel Technologies, Inc.                                                                            23,960
       1,500   Texas Industries, Inc.                                                                              76,395
       3,800   Wausau-Mosinee Paper Corporation                                                                    59,432
       2,400   Wellman, Inc.(c)                                                                                    17,712
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  2,114,720
=========================================================================================================================

Telecommunication Services (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       1,300   Boston Communications Group, Inc.(b)                                                                11,830
       1,500   Commonwealth Telephone Enterprises, Inc.(b)                                                         68,445
       4,300   General Communication, Inc.(b)                                                                      39,388
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   119,663
=========================================================================================================================

Utilities (3.5%)
-------------------------------------------------------------------------------------------------------------------------
       2,100   ALLETE, Inc.                                                                                        71,358
       1,300   American States Water Company(c)                                                                    31,980
       5,700   Atmos Energy Corporation                                                                           147,117
       3,600   Avista Corporation(c)                                                                               64,008
         900   Cascade Natural Gas Corporation(c)                                                                  18,234
       1,000   Central Vermont Public Service Corporation                                                          21,980
       1,200   CH Energy Group, Inc.(c)                                                                            53,556
       3,500   Cleco Corporation(c)                                                                                63,770
       3,500   El Paso Electric Company(b)                                                                         58,275
       2,700   Energen Corporation                                                                                145,206
         500   Green Mountain Power Corporation                                                                    12,950
       1,600   Laclede Group, Inc.(c)                                                                              48,240
       2,100   New Jersey Resources Corporation                                                                    86,331
       2,100   Northwest Natural Gas Company(c)                                                                    66,570
       1,200   NUI Corporation                                                                                     16,152
       2,900   Piedmont Natural Gas Company, Inc.                                                                 132,037
       5,963   Southern Union Company(b,c)                                                                        131,010
       2,600   Southwest Gas Corporation                                                                           63,518
       3,800   UGI Corporation                                                                                    146,794
       1,100   UIL Holdings Corporation(c)                                                                         55,748
       2,600   UniSource Energy Corporation(c)                                                                     63,934
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,498,768
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $26,980,761)                                                           34,549,340
=========================================================================================================================
   Principal
      Amount   Long-Term Fixed Income(e)                                Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
        $250   Mueller Group, Inc.                                              6.000%        11/1/2014              $246
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $250)                                                               246
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (17.0%)         Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   7,255,477   Thrivent Financial Securities Lending Trust                      1.820%              N/A        $7,255,477
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $7,255,477)                                                                                      7,255,477
=========================================================================================================================
      Shares   Short-Term Investments (1.9%)                         Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     797,953   Thrivent Money Market Fund(g)                                    0.820%              N/A          $797,953
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   797,953
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $35,034,441)                                                           $42,603,016
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) Security is fair valued as discussed in the notes to the financial statements.

(e) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent Small Cap Index Fund.

(f) The interest rate shown reflects the yield.

(g) At October 31, 2004, $36,400 in cash was pledged as the initial margin deposit for open financial futures contracts. In addition $797,953 of Short-Term
    Investments were earmarked as collateral to cover open financial futures contracts as follows:

                                                                                                  Notional
                             Number of         Expiration                                        Principal    Unrealized
  Type                       Contracts             Date          Position       Value              Amount         Gain
-------------------------------------------------------------------------------------------------------------------------
Russell Mini Futures            14            December 2004        Long       $818,301            $806,646      $11,655

The accompanying notes to the financial statements are an integral part of this schedule.






Mid Cap Growth Fund
Schedule of Investments as of October 31, 2004(a)

      Shares   Common Stock (86.7%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (17.8%)
-------------------------------------------------------------------------------------------------------------------------
      13,300   Abercrombie & Fitch Company                                                                       $521,094
      18,500   Advance Auto Parts, Inc.                                                                           723,720
      11,100   Aeropostale, Inc.(b)                                                                               350,205
      21,700   Applebee's International, Inc.                                                                     496,279
      32,500   Autoliv, Inc.                                                                                    1,389,375
      19,060   Bed Bath & Beyond, Inc.(c)                                                                         777,457
      31,300   Brunswick Corporation                                                                            1,468,596
       5,300   Centex Corporation                                                                                 275,282
     196,400   Charter Communications, Inc.(b,c)                                                                  494,928
      39,400   Cheesecake Factory, Inc.(b,c)                                                                    1,710,354
      39,250   Chico's FAS, Inc.(c)                                                                             1,571,178
      27,700   Citadel Broadcasting Company(b,c)                                                                  403,035
      15,500   Claire's Stores, Inc.                                                                              403,310
      56,500   Coach, Inc.(c)                                                                                   2,634,595
      15,900   D.R. Horton, Inc.                                                                                  477,000
      39,000   Darden Restaurants, Inc.                                                                           955,500
      57,300   Dollar General Corporation                                                                       1,103,025
      20,780   Dollar Tree Stores, Inc.(c)                                                                        600,542
       8,400   DreamWorks Animation SKG, Inc.(c,d)                                                                328,020
      14,800   E.W. Scripps Company                                                                               706,256
       4,100   eBay, Inc.(c)                                                                                      400,201
      36,400   EchoStar Communications Corporation(c)                                                           1,150,968
       8,200   Entercom Communications Corporation(c)                                                             272,240
      13,600   Family Dollar Stores, Inc.                                                                         401,880
      11,800   Foot Locker, Inc.                                                                                  287,920
      13,400   Fossil, Inc.                                                                                       398,784
      50,200   Gemstar-TV Guide International, Inc.(c)                                                            288,650
      31,600   Gentex Corporation                                                                               1,043,116
      26,300   Getty Images, Inc.(c)                                                                            1,555,119
      46,800   GTECH Holdings Corporation                                                                       1,107,756
      13,200   Harman International Industries, Inc.                                                            1,586,376
       7,000   Harrah's Entertainment, Inc.                                                                       409,640
      73,400   Hilton Hotels Corporation                                                                        1,460,660
      31,000   International Game Technology                                                                    1,024,240
      27,600   Jarden Corporation(b)                                                                              969,312
      20,400   Kohl's Corporation(c)                                                                            1,035,504
      25,300   Lamar Advertising Company(c)                                                                     1,047,926
       6,200   Lennar Corporation                                                                                 278,876
      11,300   Marriott International, Inc.                                                                       615,737
      27,450   Marvel Enterprises, Inc.(b)                                                                        422,730
       6,700   MGM MIRAGE(c)                                                                                      360,460
      26,200   Michaels Stores, Inc.                                                                              762,420
      31,300   Nordstrom, Inc.                                                                                  1,351,534
       7,100   NTL, Inc.(c)                                                                                       472,221
      28,400   P.F. Chang's China Bistro, Inc.(b,c)                                                             1,443,856
      41,200   PETCO Animal Supplies, Inc.(c)                                                                   1,473,724
      53,500   PETsMART, Inc.                                                                                   1,710,930
      12,500   Pixar, Inc.(c)                                                                                   1,005,250
       7,400   Pulte Homes, Inc.                                                                                  406,112
      74,900   Radio One, Inc.(c)                                                                               1,100,281
      14,400   Ross Stores, Inc.(b)                                                                               378,288
      48,300   Royal Caribbean Cruises, Ltd.(b)                                                                 2,250,780
      10,625   Sonic Corporation                                                                                  289,319
      48,200   Staples, Inc.                                                                                    1,433,468
      20,600   Starbucks Corporation(c)                                                                         1,089,328
      20,900   Starwood Hotels & Resorts Worldwide, Inc.                                                          997,557
      22,200   Station Casinos, Inc.                                                                            1,131,090
       9,300   Texas Roadhouse, Inc.(c)                                                                           214,086
      17,300   Tiffany & Company                                                                                  507,409
      13,300   TJX Companies, Inc.                                                                                318,934
      34,835   Univision Communications, Inc.(c)                                                                1,078,492
      17,800   Urban Outfitters, Inc.                                                                             729,800
      43,500   Warnaco Group, Inc.(c)                                                                             887,400
      10,500   Weight Watchers International, Inc.(b,c)                                                           377,160
      22,200   Westwood One, Inc.(c)                                                                              512,376
      39,600   Williams-Sonoma, Inc.(c)                                                                         1,511,532
      14,400   Wynn Resorts, Ltd.(b,c)                                                                            837,360
      62,100   XM Satellite Radio Holdings, Inc.(b,c)                                                           2,007,072
      14,000   Yum! Brands, Inc.                                                                                  609,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    60,394,625
=========================================================================================================================

Consumer Staples (1.5%)
-------------------------------------------------------------------------------------------------------------------------
      32,300   BJ's Wholesale Club, Inc.(c)                                                                       937,669
       7,400   Clorox Company                                                                                     404,040
      10,900   Coca-Cola Bottling Company Consolidated(b)                                                         576,120
      11,300   Constellation Brands, Inc.(c)                                                                      443,299
      15,800   Estee Lauder Companies, Inc.                                                                       678,610
      27,800   Ralcorp Holdings, Inc.                                                                           1,021,650
      10,650   Whole Foods Market, Inc.                                                                           867,230
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           4,928,618
=========================================================================================================================

Energy (5.4%)
-------------------------------------------------------------------------------------------------------------------------
      11,220   Apache Corporation                                                                                 568,854
      13,900   Baker Hughes, Inc.                                                                                 595,337
      35,120   BJ Services Company                                                                              1,791,120
      38,800   Chesapeake Energy Corporation                                                                      623,904
       6,200   Cooper Cameron Corporation(c)                                                                      299,770
     107,500   El Paso Corporation                                                                                961,050
      38,500   ENSCO International, Inc.                                                                        1,176,175
      17,200   EOG Resources, Inc.                                                                              1,144,832
       6,300   Murphy Oil Corporation                                                                             504,126
      31,500   Nabors Industries, Ltd.(c)                                                                       1,547,280
      15,000   National-Oilwell, Inc.(c)                                                                          505,650
      23,000   Newfield Exploration Company(c)                                                                  1,338,600
      48,100   Patterson-UTI Energy, Inc.                                                                         924,963
      27,220   Smith International, Inc.(c)                                                                     1,580,938
      15,000   St. Mary Land & Exploration Company(b)                                                             591,450
      35,900   Toreador Resources Corporation(b,c)                                                                377,668
      12,800   Ultra Petroleum Corporation(b,c)                                                                   622,080
       6,700   Weatherford International, Ltd.(c)                                                                 350,142
      80,400   Williams Companies, Inc.                                                                         1,005,804
      53,482   XTO Energy, Inc.                                                                                 1,785,229
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    18,294,972
=========================================================================================================================

Financials (7.4%)
-------------------------------------------------------------------------------------------------------------------------
      10,199   Affiliated Managers Group, Inc.(b)                                                                 569,512
       9,350   Ambac Financial Group, Inc.                                                                        729,861
      82,700   Ameritrade Holding Corporation(b,c,e)                                                            1,076,754
      60,850   Apollo Investment Corporation                                                                      827,560
      11,700   Bear Stearns Companies, Inc.                                                                     1,108,575
      17,100   Capital One Financial Corporation                                                                1,261,296
      21,900   CapitalSource, Inc.(b,c)                                                                           490,560
       4,300   Chicago Mercantile Exchange Holdings                                                               755,639
      29,800   CIT Group, Inc.                                                                                  1,203,920
       5,900   City National Corporation                                                                          406,510
       7,700   Cullen/Frost Bankers, Inc.                                                                         377,300
     130,000   E*TRADE Financial Corporation(c)                                                                 1,677,000
      10,100   Eaton Vance Corporation                                                                            440,562
      14,675   First Financial Bankshares, Inc.(b)                                                                618,992
      21,000   First Horizon National Corporation(b)                                                              908,880
       6,000   First Marblehead Corporation(b,c)                                                                  321,600
      28,600   Investors Financial Services Corporation(b)                                                      1,100,814
      26,250   Legg Mason, Inc.                                                                                 1,672,388
      17,100   Leucadia National Corporation(b)                                                                 1,011,465
      24,600   MB Financial, Inc.(b)                                                                            1,051,404
      19,800   Moody's Corporation                                                                              1,540,638
      42,500   Providian Financial Corporation(c)                                                                 660,875
       9,300   SEI Investments Company                                                                            334,707
      56,500   Sovereign Bancorp, Inc.                                                                          1,223,225
      12,800   T. Rowe Price Group, Inc.(b)                                                                       713,856
      46,000   TCF Financial Corporation                                                                        1,449,920
      11,400   Willis Group Holdings, Ltd.                                                                        409,830
      19,300   Zions Bancorporation                                                                             1,277,081
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                25,220,724
=========================================================================================================================

Health Care (17.7%)
-------------------------------------------------------------------------------------------------------------------------
       7,700   Aetna, Inc.                                                                                        731,500
       9,000   Allergan, Inc.                                                                                     644,040
      14,300   American Medical Systems Holdings, Inc.(c)                                                         530,530
      22,200   Amylin Pharmaceuticals, Inc.(b,c)                                                                  472,860
       7,603   Anthem, Inc.(b,c)                                                                                  611,281
      17,450   Barr Pharmaceuticals, Inc.                                                                         656,992
       5,600   Bausch & Lomb, Inc.                                                                                341,376
       6,700   Beckman Coulter, Inc.                                                                              398,650
      13,570   Biogen Idec, Inc.(c)                                                                               789,231
      28,257   Biomet, Inc.                                                                                     1,319,037
      56,200   Bruker BioSciences Corporation(c)                                                                  193,890
      24,500   C.R. Bard, Inc.(e)                                                                               1,391,600
     107,100   Caliper Life Sciences, Inc.(b,c)                                                                   749,700
      49,094   Caremark Rx, Inc.(c)                                                                             1,471,347
      30,600   Celgene Corporation                                                                                906,372
       8,700   Cephalon, Inc.(b,c)                                                                                414,729
      34,800   Charles River Laboratories International, Inc.(c)                                                1,628,292
      65,100   Community Health Systems, Inc.(c)                                                                1,745,982
      26,800   Connetics Corporation(b,c)                                                                         720,384
      21,050   Coventry Health Care, Inc.                                                                         860,945
      42,300   Cytyc Corporation(c)                                                                             1,103,607
      18,750   DaVita, Inc.                                                                                       555,375
      30,900   Dentsply International, Inc.                                                                     1,607,109
      61,900   Eclipsys Corporation(b,c)                                                                        1,050,443
      57,400   Elan Corporation plc ADR(b,c)                                                                    1,480,920
      30,900   Enzon Pharmaceuticals, Inc.(b,c)                                                                   499,653
      10,900   Eon Labs, Inc.(c)                                                                                  268,249
       7,600   Express Scripts, Inc.(b,c)                                                                         486,400
      25,700   Eyetech Pharmaceuticals, Inc.(c)                                                                 1,090,708
      45,500   Fisher Scientific International, Inc.(c)                                                         2,609,880
      14,400   Foxhollow Technologies, Inc.(c)                                                                    296,352
      19,600   Gen-Probe, Inc.(c)                                                                                 686,784
      25,700   Genzyme Corporation(c)                                                                           1,348,479
      41,900   Gilead Sciences, Inc.                                                                            1,450,997
      19,500   Guidant Corporation                                                                              1,299,090
      23,650   Health Management Associates, Inc.                                                                 488,609
       7,900   Henry Schein, Inc.(c)                                                                              499,517
       7,100   ImClone Systems, Inc.(c)                                                                           310,980
      12,500   INAMED Corporation                                                                                 664,375
      56,600   Incyte Corporation(b,c)                                                                            588,640
      19,200   Invitrogen Corporation(c)                                                                        1,111,680
      37,425   IVAX Corporation                                                                                   677,392
      19,600   Kinetic Concepts, Inc.(c)                                                                          976,668
      10,700   Laboratory Corporation of America Holdings(c)                                                      490,060
      45,400   Lexicon Genetics, Inc.(c)                                                                          295,554
      10,100   Manor Care, Inc.                                                                                   330,674
      22,200   McKesson Corporation                                                                               591,852
      30,500   Medicis Pharmaceutical Corporation                                                               1,240,435
      53,900   MedImmune, Inc.(c)                                                                               1,531,838
      46,200   MGI Pharma, Inc.                                                                                 1,232,154
       9,400   Millipore Corporation(c)                                                                           432,306
      16,800   Mylan Laboratories, Inc.(b)                                                                        289,296
      10,800   Neurocrine Biosciences, Inc.(c)                                                                    502,740
      16,500   Omnicare, Inc.(b)                                                                                  455,235
      20,800   OSI Pharmaceuticals, Inc.(b,c)                                                                   1,351,584
      19,400   PacifiCare Health Systems, Inc.                                                                    691,028
      27,700   Par Pharmaceutical Companies, Inc.(c)                                                            1,092,765
      19,000   Patterson Companies, Inc.                                                                          712,500
      18,100   PerkinElmer, Inc.                                                                                  371,774
      25,000   Pharmaceutical Product Development, Inc.(b,c)                                                    1,055,750
      19,800   Protein Design Labs, Inc.(c)                                                                       379,170
       5,100   Quest Diagnostics, Inc.                                                                            446,454
      15,800   Sepracor, Inc.(b,c)                                                                                725,694
      12,900   St. Jude Medical, Inc.(c)                                                                          987,753
      29,400   Sybron Dental Specialties, Inc.(c)                                                                 957,558
      10,400   Techne Corporation(c)                                                                              374,608
      45,400   Tercica, Inc.(b,c)                                                                                 426,306
      26,100   Teva Pharmaceutical Industries, Ltd.                                                               678,600
      19,400   Thermo Electron Corporation(c)                                                                     562,600
      38,400   Triad Hospitals, Inc.(c)                                                                         1,268,352
      35,300   Varian Medical Systems, Inc.                                                                     1,417,295
       5,900   Vnus Medical Technologies, Inc.(c)                                                                  88,677
      23,800   Waters Corporation(c)                                                                              982,702
       7,200   Zimmer Holdings, Inc.(c)                                                                           558,648
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               60,252,607
=========================================================================================================================

Industrials (9.3%)
-------------------------------------------------------------------------------------------------------------------------
       7,450   Alliant Techsystems, Inc.(c)                                                                       428,300
      15,100   American Standard Companies, Inc.                                                                  552,207
      10,441   Apollo Group, Inc.(c)                                                                              689,106
      18,700   ARAMARK Corporation                                                                                421,685
      44,800   C.H. Robinson Worldwide, Inc.                                                                    2,416,512
      18,600   Career Education Corporation(c)                                                                    583,482
      25,900   ChoicePoint, Inc.(c)                                                                             1,078,217
      12,100   Cintas Corporation(b)                                                                              521,994
      24,100   Corinthian Colleges, Inc.(b)                                                                       346,076
      33,300   Corporate Executive Board Company                                                                2,119,545
      18,200   Danaher Corporation(b)                                                                           1,003,366
       8,900   Dun & Bradstreet Corporation(c)                                                                    503,384
      32,000   Dycom Industries, Inc.(c)                                                                        1,044,800
      18,800   Eaton Corporation                                                                                1,202,260
      15,800   Education Management Corporation                                                                   423,756
      29,320   Expeditors International of Washington, Inc.                                                     1,674,172
      19,200   Fastenal Company                                                                                 1,060,416
       8,500   ITT Educational Services, Inc.(b,c)                                                                323,085
       8,800   ITT Industries, Inc.                                                                               714,032
      14,600   JB Hunt Transport Services, Inc.                                                                   596,556
      14,200   JetBlue Airways Corporation(b)                                                                     313,110
      28,000   Joy Global Inc.                                                                                    946,120
      14,300   L-3 Communications Holdings, Inc.(b)                                                               942,799
      17,700   Manitowoc Company, Inc.                                                                            624,810
      24,300   Manpower, Inc.                                                                                   1,099,575
      35,300   Monster Worldwide, Inc.(c)                                                                         990,165
      22,900   MSC Industrial Direct Company, Inc.                                                                781,806
      28,500   Norfolk Southern Corporation                                                                       967,575
      51,700   Northwest Airlines Corporation(c)                                                                  457,545
      15,500   Parker-Hannifin Corporation                                                                      1,094,765
      10,800   Pentair, Inc.                                                                                      403,704
      24,900   Resources Connection, Inc.(c)                                                                    1,045,302
      61,300   Robert Half International, Inc.                                                                  1,626,289
      19,100   Rockwell Automation, Inc.                                                                          796,279
      17,300   Sirva, Inc.(c)                                                                                     415,200
      18,100   Stericycle, Inc.(b,c)                                                                              820,473
      14,800   United Defense Industries, Inc.(c)                                                                 594,072
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               31,622,540
=========================================================================================================================

Information Technology (22.9%)
-------------------------------------------------------------------------------------------------------------------------
      50,100   Acxiom Corporation                                                                               1,252,500
      27,300   Adobe Systems, Inc.                                                                              1,529,619
      19,300   ADTRAN, Inc.                                                                                       416,880
      18,300   Affiliated Computer Services, Inc.(c)                                                              998,265
      18,500   Akamai Technologies, Inc.(c)                                                                       256,225
      29,300   Alliance Data Systems Corporation(c)                                                             1,238,804
      54,500   Altera Corporation(c)                                                                            1,238,785
      38,800   Amdocs, Ltd.(c)                                                                                    975,820
      19,400   Amphenol Corporation                                                                               666,002
      18,600   Apple Computer, Inc.(c)                                                                            977,058
      18,300   Ask Jeeves, Inc.(b,c)                                                                              471,774
      78,800   ASML Holding NV ADR(c)                                                                           1,122,900
      64,200   AudioCodes, Ltd.(c)                                                                                846,156
      12,700   Autodesk, Inc.                                                                                     669,925
      49,900   Avaya, Inc.(c)                                                                                     718,560
       8,000   Avid Technology, Inc.(c)                                                                           423,840
      11,600   Avocent Corporation(c)                                                                             412,960
      80,900   Axcelis Technologies, Inc.(b,c)                                                                    695,740
      90,500   Borland Software Corporation(c)                                                                    926,720
      22,700   Broadcom Corporation(c)                                                                            614,035
      19,100   CDW Corporation                                                                                  1,184,773
      15,500   Check Point Software Technologies, Ltd.(c)                                                         350,626
      22,200   CheckFree Corporation(c)                                                                           688,200
      43,700   Citrix Systems, Inc.(c)                                                                          1,054,481
       3,150   Cogent, Inc.(c)                                                                                     60,272
      34,176   Cognizant Technology Solutions Corporation                                                       1,161,984
      41,000   Cognos, Inc.(c)                                                                                  1,619,910
     107,000   Comverse Technology, Inc.(c)                                                                     2,208,480
      29,800   Corning, Inc.(c)                                                                                   341,210
      47,500   Cypress Semiconductor Corporation(c)                                                               500,175
      20,200   DST Systems, Inc.(c)                                                                               905,970
      25,700   Electronic Arts, Inc.                                                                            1,154,444
      13,200   Equinix, Inc.(b,c)                                                                                 497,508
      38,600   F5 Networks, Inc.(b,c)                                                                           1,542,070
       8,450   Fair Isaac Corporation(b)                                                                          255,190
      31,050   Fiserv, Inc.(c)                                                                                  1,103,517
      28,000   Flextronics International, Ltd.(c)                                                                 337,400
      10,800   FLIR Systems, Inc.(c)                                                                              574,668
      87,300   Foundry Networks, Inc.(c)                                                                        1,058,949
      33,300   Global Payments, Inc.(b)                                                                         1,823,508
       8,700   Harris Corporation                                                                                 535,311
      12,700   Hyperion Solutions Corporation(c)                                                                  509,651
      19,400   Integrated Circuit Systems, Inc.(c)                                                                437,470
      22,800   Internet Security Systems, Inc.(c)                                                                 496,128
      32,200   Intersil Corporation                                                                               525,504
      21,600   Intuit, Inc.(c)                                                                                    979,776
      22,250   Iron Mountain, Inc.                                                                                735,362
      30,300   J2 Global Communication, Inc.(b,c)                                                                 913,545
      28,300   Jabil Circuit, Inc.(c)                                                                             687,973
     322,900   JDS Uniphase Corporation(c)                                                                      1,023,593
     109,236   Juniper Networks, Inc.(c)                                                                        2,906,771
      40,680   KLA-Tencor Corporation(c)                                                                        1,852,160
      20,850   Kronos, Inc.(b)                                                                                  1,022,692
      35,700   Lam Research Corporation(c)                                                                        929,271
      12,000   Lexmark International, Inc.(c)                                                                     997,320
      28,300   Linear Technology Corporation(b)                                                                 1,072,004
      72,500   Marvell Technology Group, Ltd.                                                                   2,071,325
       7,560   Maxim Integrated Products, Inc.                                                                    332,564
      26,900   McAfee, Inc.(c)                                                                                    650,980
      34,600   Mercury Interactive Corporation(c)                                                               1,502,678
      81,810   Microchip Technology, Inc.                                                                       2,474,752
      38,300   National Semiconductor Corporation(b)                                                              639,610
       8,400   NCR Corporation(c)                                                                                 473,340
      43,900   Network Appliance, Inc.(c)                                                                       1,074,233
      25,630   Novellus Systems, Inc.(c)                                                                          664,073
      28,400   NVIDIA Corporation(c)                                                                              410,948
     135,800   ON Semiconductor Corporation(b,c)                                                                  488,880
      19,200   PalmOne, Inc.(b,c)                                                                                 556,224
      12,000   PeopleSoft, Inc.(c)                                                                                249,240
      57,900   Perot Systems Corporation(c)                                                                       928,137
      40,100   PMC-Sierra, Inc.(c)                                                                                411,426
      28,900   Polycom, Inc.(c)                                                                                   596,785
      10,400   QLogic Corporation(c)                                                                              338,000
      34,600   Red Hat, Inc.(b,c)                                                                                 444,264
      14,800   Research in Motion, Ltd.                                                                         1,305,360
      20,700   SanDisk Corporation(b)                                                                             432,009
     108,300   Sapient Corporation(c)                                                                             871,815
      14,500   Semtech Corporation(b,c)                                                                           302,760
      66,900   Silicon Image, Inc.(c)                                                                             916,530
      12,500   Silicon Laboratories, Inc.(c)                                                                      374,625
     101,500   Skyworks Solutions, Inc.(b,c)                                                                      902,335
      25,960   SunGard Data Systems, Inc.(c)                                                                      687,680
      29,700   Symantec Corporation                                                                             1,691,118
      18,400   Synopsys, Inc.(c)                                                                                  298,816
      12,600   Tektronix, Inc.                                                                                    382,158
      70,200   VeriSign, Inc.(c)                                                                                1,883,466
      78,500   VERITAS Software Corporation(c)                                                                  1,717,580
       9,640   Xilinx, Inc.                                                                                       294,984
      22,350   Zebra Technologies Corporation                                                                   1,184,326
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    78,053,455
=========================================================================================================================

Materials (2.5%)
-------------------------------------------------------------------------------------------------------------------------
      11,800   Ball Corporation                                                                                   470,230
      93,900   Crown Holdings, Inc.(c)                                                                          1,065,765
      38,800   Ecolab, Inc.                                                                                     1,313,380
      12,800   Freeport-McMoRan Copper & Gold, Inc.(b)                                                            463,616
      20,500   Martin Marietta Materials, Inc.                                                                    933,365
      23,100   Millennium Chemicals, Inc.(b,c)                                                                    496,188
      21,900   Newmont Mining Corporation                                                                       1,040,688
      37,300   Packaging Corporation of America                                                                   817,989
      39,000   Pan American Silver Corporation(b,c)                                                               655,980
      10,600   Peabody Energy Corporation                                                                         676,068
       6,500   Phelps Dodge Corporation                                                                           569,010
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  8,502,279
=========================================================================================================================

Telecommunication Services (1.9%)
-------------------------------------------------------------------------------------------------------------------------
      85,500   American Tower Corporation(c)                                                                    1,469,745
      38,500   Crown Castle International Corporation(b,c)                                                        589,435
     139,400   Nextel Partners, Inc.(c)                                                                         2,347,496
      40,000   NII Holdings, Inc.(b)                                                                            1,770,800
      14,700   Western Wireless Corporation(c)                                                                    428,358
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                 6,605,834
=========================================================================================================================

Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      97,400   AES Corporation(c)                                                                               1,061,660
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,061,660
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $273,089,192)                                                         294,937,314
=========================================================================================================================
   Principal
      Amount   Long-Term Fixed Income(f)                                Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
         $57   TIMCO Aviation Services, Inc.                                    8.000%         1/2/2007                $6
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $58)                                                                  6
=========================================================================================================================
   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (9.8%)          Interest Rate(g)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $122,035   BNP Paribas Letter of Credit                                     0.150%        4/21/2005          $122,035
     207,460   J.P. Morgan Chase Letter of Credit                               0.150        11/20/2004           207,460
  33,052,190   Thrivent Financial Securities Lending Trust                      1.820               N/A        33,052,190
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $33,381,685)                                                                                    33,381,685
=========================================================================================================================
      Shares   Short-Term Investments (3.5%)                         Interest Rate(g)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  11,817,759   Thrivent Money Market Fund                                       0.820%              N/A       $11,817,759
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                11,817,759
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $318,288,693)                                                         $340,136,764
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Non-income producing security.

(d) Denotes investments purchased on a when-issued basis.

(e) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(f) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent Mid Cap Growth Fund.

(g) The interest rate shown reflects the yield.

(h) Miscellaneous footnote:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.





Mid Cap Stock Fund
Schedule of Investments as of October 31, 2004(a)

      Shares   Common Stock (81.7%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (12.1%)
-------------------------------------------------------------------------------------------------------------------------
      67,800   Advance Auto Parts, Inc.                                                                        $2,652,336
     169,450   AnnTaylor Stores Corporation                                                                     3,805,847
     242,400   Applebee's International, Inc.(b)                                                                5,543,688
     148,800   Autoliv, Inc.                                                                                    6,361,200
     105,800   Best Buy Company, Inc.                                                                           6,265,476
      34,100   Black & Decker Corporation                                                                       2,737,548
     138,000   BorgWarner, Inc.(b)                                                                              6,400,440
     186,500   Boyd Gaming Corporation(b)                                                                       6,245,885
     210,400   Dollar General Corporation                                                                       4,050,200
     111,300   Foot Locker, Inc.                                                                                2,715,720
      67,000   Garmin, Ltd.(b)                                                                                  3,350,000
     345,500   Hilton Hotels Corporation                                                                        6,875,450
      40,400   International Speedway Corporation                                                               1,900,416
     234,900   K2, Inc.(b,c)                                                                                    3,810,078
      88,600   Lear Corporation                                                                                 4,777,312
      90,200   Men's Wearhouse, Inc.(b,c)                                                                       2,803,416
     112,300   MGM MIRAGE(c)                                                                                    6,041,740
     170,200   Michaels Stores, Inc.(b)                                                                         4,952,820
      53,800   Mohawk Industries, Inc.(b,c)                                                                     4,577,304
     109,900   Nordstrom, Inc.                                                                                  4,745,482
     180,500   Pep Boys - Manny, Moe & Jack(b)                                                                  2,566,710
     134,600   PETsMART, Inc.                                                                                   4,304,508
     136,200   Polo Ralph Lauren Corporation                                                                    5,029,866
      57,900   Royal Caribbean Cruises, Ltd.(b)                                                                 2,698,140
     212,500   Saks, Inc.(b)                                                                                    2,596,750
     102,200   Staples, Inc.                                                                                    3,039,428
     194,900   Warnaco Group, Inc.(c)                                                                           3,975,960
       3,700   Washington Post Company(b)                                                                       3,385,500
     102,800   Yum! Brands, Inc.                                                                                4,471,800
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   122,681,020
=========================================================================================================================

Consumer Staples (2.5%)
-------------------------------------------------------------------------------------------------------------------------
     238,100   Del Monte Foods Company(c)                                                                       2,542,908
     137,500   Flowers Foods, Inc.(b)                                                                           3,487,000
     172,700   Hershey Foods Corporation                                                                        8,754,163
      96,700   Smithfield Foods, Inc.(b,c)                                                                      2,343,041
     569,400   Tyson Foods, Inc.                                                                                8,256,300
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          25,383,412
=========================================================================================================================

Energy (8.6%)
-------------------------------------------------------------------------------------------------------------------------
     121,100   BJ Services Company                                                                              6,176,100
     237,600   Chesapeake Energy Corporation                                                                    3,820,608
      85,600   ENSCO International, Inc.                                                                        2,615,080
      54,400   EOG Resources, Inc.                                                                              3,620,864
     257,425   Nabors Industries, Ltd.(c)                                                                      12,644,716
     138,300   Newfield Exploration Company(c)                                                                  8,049,060
     122,600   Noble Corporation(c)                                                                             5,600,368
     548,900   Patterson-UTI Energy, Inc.                                                                      10,555,347
      96,700   Precision Drilling Corporation(b,c)                                                              5,962,522
     142,300   Pride International, Inc.(c)                                                                     2,629,704
     137,400   Quicksilver Resources, Inc.(b)                                                                   4,345,962
     105,900   Smith International, Inc.(c)                                                                     6,150,672
     182,300   Ultra Petroleum Corporation(b,c)                                                                 8,859,780
     120,600   Weatherford International, Ltd.(c)                                                               6,302,556
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    87,333,339
=========================================================================================================================

Financials (15.2%)
-------------------------------------------------------------------------------------------------------------------------
     180,900   A.G. Edwards, Inc.(b)                                                                            6,559,434
      88,150   Affiliated Managers Group, Inc.(b)                                                               4,922,296
      83,700   American Capital Strategies, Ltd.(b)                                                             2,590,515
     125,700   Banknorth Group, Inc.                                                                            4,433,439
      91,700   CIT Group, Inc.                                                                                  3,704,680
      70,500   City National Corporation                                                                        4,857,450
     206,400   Colonial BancGroup, Inc.(b)                                                                      4,468,560
     232,398   Countrywide Financial Corporation                                                                7,420,468
     186,300   Doral Financial Corporation                                                                      7,820,874
      69,100   Everest Re Group, Ltd.                                                                           5,484,467
     174,882   Fidelity National Financial, Inc.                                                                6,600,047
      48,200   First Horizon National Corporation(b)                                                            2,086,096
     141,500   General Growth Properties, Inc.                                                                  4,668,085
      14,150   General Growth Properties, Inc. Rights(d)                                                                0
     369,800   HCC Insurance Holdings, Inc.                                                                    10,983,060
     382,000   HRPT Properties Trust(b)                                                                         4,274,580
      57,000   Investors Financial Services Corporation(b)                                                      2,193,930
     355,200   Knight Trading Group, Inc.(b,c)                                                                  3,690,528
      46,100   M&T Bank Corporation                                                                             4,748,300
      86,900   Mercantile Bankshares Corporation(b)                                                             4,235,506
     198,400   New York Community Bancorp, Inc.(b)                                                              3,642,624
     194,600   North Fork Bancorporation, Inc.                                                                  8,581,860
     103,700   Ohio Casualty Corporation(b,c)                                                                   2,165,256
     163,800   PartnerRe, Ltd.(b)                                                                               9,524,970
      52,600   PMI Group, Inc.                                                                                  2,041,932
     155,800   ProLogis Trust                                                                                   6,073,084
     124,400   SEI Investments Company                                                                          4,477,156
     212,900   Sovereign Bancorp, Inc.(b)                                                                       4,609,285
     199,300   TCF Financial Corporation(b)                                                                     6,281,936
      96,400   Wintrust Financial Corporation(b)                                                                5,494,800
      62,100   XL Capital, Ltd.                                                                                 4,502,250
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               153,137,468
=========================================================================================================================

Health Care (8.3%)
-------------------------------------------------------------------------------------------------------------------------
     151,600   Advanced Medical Optics, Inc.(c)                                                                 5,927,560
      41,600   Bausch & Lomb, Inc.                                                                              2,535,936
     116,500   Beckman Coulter, Inc.                                                                            6,931,750
     113,500   C.R. Bard, Inc.                                                                                  6,446,800
      67,300   Charles River Laboratories International, Inc.(b,c)                                              3,148,967
     113,400   Dentsply International, Inc.                                                                     5,897,934
     130,200   Gilead Sciences, Inc.                                                                            4,508,826
     240,200   Humana, Inc.(c)                                                                                  4,599,830
      78,900   Invitrogen Corporation(c)                                                                        4,568,310
     255,693   IVAX Corporation                                                                                 4,628,043
     104,100   Kindred Healthcare, Inc.(b)                                                                      2,508,810
      56,900   Kinetic Concepts, Inc.(c)                                                                        2,835,327
     128,900   PacifiCare Health Systems, Inc.(b)                                                               4,591,418
     144,400   Par Pharmaceutical Companies, Inc.(b,c)                                                          5,696,580
      55,900   Quest Diagnostics, Inc.                                                                          4,893,486
     159,300   Telik, Inc.(b,c)                                                                                 2,939,085
      64,300   United Surgical Partners International, Inc.(b,c)                                                2,251,143
     128,500   Valeant Pharmaceuticals International(b)                                                         3,084,000
     218,800   Vertex Pharmaceuticals, Inc.(b,c)                                                                2,380,544
     132,400   Watson Pharmaceuticals, Inc.(c)                                                                  3,711,172
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               84,085,521
=========================================================================================================================

Industrials (10.2%)
-------------------------------------------------------------------------------------------------------------------------
     173,300   Acuity Brands, Inc.                                                                              4,597,649
     118,600   AGCO Corporation(c)                                                                              2,303,212
     126,100   Burlington Northern Santa Fe Corporation                                                         5,272,241
      59,700   C.H. Robinson Worldwide, Inc.                                                                    3,220,218
     111,600   Canadian National Railway Company                                                                6,031,980
     145,400   Donaldson Company, Inc.(b)                                                                       4,318,380
      83,500   Eaton Corporation                                                                                5,339,825
      84,500   Expeditors International of Washington, Inc.                                                     4,824,950
     121,400   Fastenal Company(b)                                                                              6,704,922
     198,000   IDEX Corporation(b)                                                                              7,306,200
     103,100   Jacobs Engineering Group, Inc.(b,c)                                                              4,199,263
      46,300   L-3 Communications Holdings, Inc.                                                                3,052,559
     224,300   Manitowoc Company, Inc.                                                                          7,917,790
      83,800   Manpower, Inc.                                                                                   3,791,950
     112,900   Oshkosh Truck Corporation                                                                        6,649,810
     124,900   Pentair, Inc.                                                                                    4,668,762
      55,900   Precision Castparts Corporation                                                                  3,354,000
      92,300   Roper Industries, Inc.                                                                           5,691,218
      96,800   UTI Worldwide, Inc.(b)                                                                           6,292,000
     106,400   Yellow Roadway Corporation(c)                                                                    5,106,136
      81,200   York International Corporation(b)                                                                2,585,408
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                              103,228,473
=========================================================================================================================

Information Technology (14.2%)
-------------------------------------------------------------------------------------------------------------------------
     219,700   Acxiom Corporation(b)                                                                            5,492,500
      69,400   Affiliated Computer Services, Inc.(c)                                                            3,785,770
     168,700   Amphenol Corporation                                                                             5,791,471
     103,300   Analog Devices, Inc.                                                                             4,158,858
     164,300   Apple Computer, Inc.(c)                                                                          8,630,679
     182,700   BMC Software, Inc.(c)                                                                            3,456,684
     143,400   Cabot Microelectronics Corporation(b,c)                                                          5,166,702
      71,500   CDW Corporation                                                                                  4,435,145
      78,600   CheckFree Corporation(b,c)                                                                       2,436,600
     121,300   Cognos, Inc.(c)                                                                                  4,792,563
      77,100   Computer Sciences Corporation(c)                                                                 3,829,557
     195,500   Comverse Technology, Inc.(c)                                                                     4,035,120
     163,300   Convergys Corporation(c)                                                                         2,124,533
      47,700   Diebold, Inc.(b)                                                                                 2,282,445
     105,800   DST Systems, Inc.(c)                                                                             4,745,130
     230,400   EarthLink, Inc.(c)                                                                               2,380,032
      56,900   Electronic Arts, Inc.                                                                            2,555,948
      61,300   Harris Corporation                                                                               3,771,789
      54,300   International Rectifier Corporation(c)                                                           2,158,425
     160,000   Intersil Corporation                                                                             2,611,200
     101,100   Intuit, Inc.(c)                                                                                  4,585,896
     126,900   Lam Research Corporation(c)                                                                      3,303,207
      54,500   Lexmark International, Inc.(c)                                                                   4,529,495
     127,700   Macromedia, Inc.(c)                                                                              3,465,778
     204,200   McAfee, Inc.(c)                                                                                  4,941,640
      75,700   Microchip Technology, Inc.                                                                       2,289,925
     198,200   NVIDIA Corporation(c)                                                                            2,867,954
     987,100   ON Semiconductor Corporation(b,c)                                                                3,553,560
     138,100   SanDisk Corporation(b)                                                                           2,882,147
     398,300   Skyworks Solutions, Inc.(b,c)                                                                    3,540,887
     370,000   Symbol Technologies, Inc.(b)                                                                     5,435,300
     172,300   UTStarcom, Inc.(b,c)                                                                             2,949,776
     230,600   VeriSign, Inc.(c)                                                                                6,186,998
     202,800   Vishay Intertechnology, Inc.(b,c)                                                                2,622,204
     686,100   Vitesse Semiconductor Corporation(c)                                                             1,866,192
     737,500   Wind River Systems, Inc.(c)                                                                      9,875,125
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   143,537,235
=========================================================================================================================

Materials (5.8%)
-------------------------------------------------------------------------------------------------------------------------
     204,500   Airgas, Inc.(b)                                                                                  5,030,700
     101,800   Ball Corporation                                                                                 4,056,730
     142,600   Century Aluminum Company(c)                                                                      3,299,764
     199,200   CONSOL Energy, Inc.                                                                              7,051,680
     164,000   Georgia-Pacific Corporation                                                                      5,672,760
      67,900   Lubrizol Corporation                                                                             2,358,167
      91,500   Newmont Mining Corporation                                                                       4,348,080
     289,600   Packaging Corporation of America                                                                 6,350,928
     178,000   Pactiv Corporation(c)                                                                            4,216,820
     105,900   Peabody Energy Corporation                                                                       6,754,302
      75,200   Phelps Dodge Corporation                                                                         6,583,008
     135,700   Smurfit-Stone Container Corporation(c)                                                           2,355,752
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 58,078,691
=========================================================================================================================

Telecommunication Services (0.7%)
-------------------------------------------------------------------------------------------------------------------------
     575,800   Cincinnati Bell, Inc.(c)                                                                         1,963,478
     115,400   NII Holdings, Inc.(b)                                                                            5,108,758
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                 7,072,236
=========================================================================================================================

Utilities (4.1%)
-------------------------------------------------------------------------------------------------------------------------
     151,800   AGL Resources, Inc.(b)                                                                           4,736,160
     140,100   MDU Resources Group, Inc.                                                                        3,593,565
     125,700   PPL Corporation                                                                                  6,536,400
     116,100   Questar Corporation(b)                                                                           5,572,800
     161,700   SCANA Corporation(b)                                                                             5,999,070
      79,000   Sempra Energy                                                                                    2,649,660
     239,610   Southern Union Company(b,c)                                                                      5,264,232
     206,200   Wisconsin Energy Corporation                                                                     6,730,368
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 41,082,255
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $725,007,354)                                                         825,619,650
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (13.9%)         Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 140,867,093   Thrivent Financial Securities Lending Trust                      1.820%              N/A      $140,867,093
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $140,867,093)                                                                                  140,867,093
=========================================================================================================================
   Shares or
   Principal
      Amount   Short-Term Investments (4.4%)                         Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $5,000,000   Alcon Capital Corporation                                        1.820%       11/12/2004        $4,997,219
  25,587,360   Thrivent Money Market Fund                                       0.820               N/A        25,587,360
  14,100,000   Ventures Business Trust                                          1.850         11/1/2004        14,100,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                44,684,579
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $910,559,026)                                                       $1,011,171,322
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Non-income producing security.

(d) Security is fair valued as discussed in the notes to the financial statements.

(e) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.





Mid Cap Index Fund
Schedule of Investments as of October 31, 2004(a)

      Shares   Common Stock (87.3%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (16.4%)
-------------------------------------------------------------------------------------------------------------------------
       3,400   99 Cents Only Stores(b,c)                                                                          $52,394
       4,570   Abercrombie & Fitch Company                                                                        179,053
       2,700   Aeropostale, Inc.                                                                                   85,185
       3,500   American Eagle Outfitters, Inc.                                                                    143,080
       3,400   American Greetings Corporation(c)                                                                   89,930
       3,500   AnnTaylor Stores Corporation                                                                        78,610
       4,050   Applebee's International, Inc.                                                                      92,624
       3,417   ArvinMeritor, Inc.(c)                                                                               63,761
         980   Bandag, Inc.(c)                                                                                     45,080
       3,360   Barnes & Noble, Inc.(b)                                                                            111,787
       5,710   Belo Corporation                                                                                   132,758
        2,010  Blyth, Inc.(c)                                                                                      60,441
       1,810   Bob Evans Farms, Inc.                                                                               43,150
       3,760   Borders Group, Inc.                                                                                 85,690
       2,740   BorgWarner, Inc.                                                                                   127,081
       4,200   Boyd Gaming Corporation                                                                            140,658
       4,375   Brinker International, Inc.(b)                                                                     141,312
      15,080   Caesars Entertainment, Inc.(b)                                                                     269,932
       3,650   Callaway Golf Company                                                                               38,070
       5,000   CarMax, Inc.(b,c)                                                                                  131,700
       2,500   Catalina Marketing Corporation(c)                                                                   64,025
       2,400   CBRL Group, Inc.                                                                                    87,024
       2,600   Cheesecake Factory, Inc.(b,c)                                                                      112,866
       4,300   Chico's FAS, Inc.(b)                                                                               172,129
       4,760   Claire's Stores, Inc.                                                                              123,855
      11,375   D.R. Horton, Inc.                                                                                  341,250
       5,470   Dollar Tree Stores, Inc.(b)                                                                        158,083
       2,800   Emmis Communications Corporation(b)                                                                 52,360
       2,400   Entercom Communications Corporation(b)                                                              79,680
       7,600   Foot Locker, Inc.                                                                                  185,440
       2,720   Furniture Brands International, Inc.(c)                                                             59,323
       3,800   Gentex Corporation                                                                                 125,438
       5,700   GTECH Holdings Corporation                                                                         134,919
       3,200   Harman International Industries, Inc.                                                              384,576
       4,220   Harte-Hanks, Inc.                                                                                  108,623
       2,900   Hovnanian Enterprises, Inc.                                                                        108,866
       2,550   International Speedway Corporation                                                                 119,952
       3,100   Krispy Kreme Doughnuts, Inc.(b,c)                                                                   32,860
       3,260   Lear Corporation                                                                                   175,779
       2,270   Lee Enterprises, Inc.                                                                              105,146
       7,600   Lennar Corporation                                                                                 341,848
       3,270   Mandalay Resort Group                                                                              224,976
       1,210   Media General, Inc.                                                                                 70,543
       6,600   Michaels Stores, Inc.                                                                              192,060
       1,750   Modine Manufacturing Company                                                                        53,742
       3,260   Mohawk Industries, Inc.(b)                                                                         277,361
       2,510   Neiman Marcus Group, Inc.                                                                          152,683
       2,600   O'Reilly Automotive, Inc.(b,c)                                                                     111,956
       3,660   Outback Steakhouse, Inc.                                                                           144,899
       3,600   Pacific Sunwear of California, Inc.(b)                                                              84,384
       3,370   Payless ShoeSource, Inc.(b)                                                                         32,049
       7,100   PETsMART, Inc.                                                                                     227,058
       4,200   Pier 1 Imports, Inc.                                                                                75,390
       4,890   Reader's Digest Association, Inc.                                                                   68,851
       2,200   Regis Corporation                                                                                   94,160
       3,800   Rent-A-Center, Inc.(b)                                                                              91,162
       7,200   Ross Stores, Inc.                                                                                  189,144
       3,300   Ruby Tuesday, Inc.(c)                                                                               81,510
       1,200   Ryland Group, Inc.                                                                                 114,468
       7,010   Saks, Inc.                                                                                          85,662
       1,980   Scholastic Corporation(b)                                                                           60,034
       4,570   Six Flags, Inc.(b)                                                                                  23,033
       1,320   Superior Industries International, Inc.(c)                                                          35,996
       2,800   Thor Industries, Inc.(c)                                                                            77,868
       1,800   Timberland Company(b)                                                                              110,520
       3,600   Toll Brothers, Inc.(b)                                                                             166,860
       2,900   Tupperware Corporation(c)                                                                           48,401
       3,900   Urban Outfitters, Inc.                                                                             159,900
       2,560   Valassis Communications, Inc.(b)                                                                    88,013
         450   Washington Post Company                                                                            411,750
       4,750   Westwood One, Inc.(b)                                                                              109,630
       5,660   Williams-Sonoma, Inc.(b)                                                                           216,042
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     9,066,443
=========================================================================================================================

Consumer Staples (3.9%)
-------------------------------------------------------------------------------------------------------------------------
       3,320   BJ's Wholesale Club, Inc.(b)                                                                        96,380
       3,080   Church & Dwight Company, Inc.                                                                       83,838
       5,200   Constellation Brands, Inc.(b)                                                                      203,996
       7,713   Dean Foods Company(b)                                                                              230,233
       3,750   Energizer Holdings, Inc.(b)                                                                        174,112
       6,700   Hormel Foods Corporation                                                                           188,337
       2,888   J.M. Smucker Company                                                                               128,516
       1,830   Lancaster Colony Corporation(c)                                                                     78,653
       6,760   PepsiAmericas, Inc.                                                                                136,890
       2,290   Ruddick Corporation                                                                                 46,098
       5,400   Smithfield Foods, Inc.(b,c)                                                                        130,842
       2,610   Toostie Roll Industries, Inc.                                                                       79,135
      17,222   Tyson Foods, Inc.                                                                                  249,719
       1,340   Universal Corporation                                                                               61,345
       3,000   Whole Foods Market, Inc.                                                                           244,290
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           2,132,384
=========================================================================================================================

Energy (7.0%)
-------------------------------------------------------------------------------------------------------------------------
       2,700   Cooper Cameron Corporation(b)                                                                      130,545
       7,470   ENSCO International, Inc.                                                                          228,208
       3,400   FMC Technologies, Inc.(b)                                                                          102,782
       2,900   Forest Oil Corporation(b,c)                                                                         88,450
       6,020   Grant Prideco, Inc.(b)                                                                             123,771
       3,890   Hanover Compressor Company(b)                                                                       50,648
       2,520   Helmerich & Payne, Inc.                                                                             71,946
       4,460   Murphy Oil Corporation                                                                             356,889
       4,300   National-Oilwell, Inc.(b,c)                                                                        144,953
       3,000   Newfield Exploration Company(b)                                                                    174,600
       2,870   Noble Energy, Inc.                                                                                 166,460
       1,890   Overseas Shipholding Group, Inc.                                                                   107,636
       8,100   Patterson-UTI Energy, Inc.                                                                         155,763
       7,050   Pioneer Natural Resources Company                                                                  228,420
       3,800   Plains Exploration & Production Company(b,c)                                                        95,000
       3,100   Pogo Producing Company                                                                             142,135
       6,700   Pride International, Inc.(b)                                                                       123,816
       5,060   Smith International, Inc.(b)                                                                       293,885
       3,010   Tidewater, Inc.                                                                                     93,099
       4,780   Varco International, Inc.(b)                                                                       132,310
       6,520   Weatherford International, Ltd.(b)                                                                 340,735
       3,600   Western Gas Resources, Inc.                                                                        105,444
      12,600   XTO Energy, Inc.                                                                                   420,587
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     3,878,082
=========================================================================================================================

Financials (16.5%)
-------------------------------------------------------------------------------------------------------------------------
       3,960   A.G. Edwards, Inc.                                                                                 143,590
       2,660   Allmerica Financial Corporation(b)                                                                  80,066
       4,100   AMB Property Corporation                                                                           153,750
       3,700   American Financial Group, Inc.                                                                     109,520
       7,700   AmeriCredit Corporation(b)                                                                         149,380
       2,000   AmerUs Group Company(c)                                                                             83,560
       4,500   Arthur J. Gallagher & Company                                                                      126,450
       6,178   Associated Banc-Corp                                                                               214,315
       3,780   Astoria Financial Corporation                                                                      147,760
       2,670   Bank of Hawaii Corporation                                                                         127,492
       8,450   Banknorth Group, Inc.                                                                              298,032
       3,300   Brown & Brown, Inc.                                                                                137,808
       2,500   City National Corporation                                                                          172,250
       6,600   Colonial BancGroup, Inc.                                                                           142,890
       3,800   Commerce Bancorp, Inc.(c)                                                                          225,112
       6,020   Compass Bancshares, Inc.                                                                           287,575
       2,600   Cullen/Frost Bankers, Inc.                                                                         127,400
       5,100   Developers Diversified Realty Corporation                                                          213,180
       3,400   Eaton Vance Corporation                                                                            148,308
       2,690   Everest Re Group, Ltd.                                                                             213,505
       8,427   Fidelity National Financial, Inc.                                                                  318,035
       4,400   First American Corporation                                                                         137,236
       4,250   FirstMerit Corporation                                                                             111,052
       2,500   GATX Corporation                                                                                    68,200
       2,600   Greater Bay Bancorp                                                                                 81,237
       3,200   HCC Insurance Holdings, Inc.                                                                        95,040
       7,660   Hibernia Corporation                                                                               222,140
       2,700   Highwoods Properties, Inc.                                                                          66,987
       2,150   Horace Mann Educators Corporation                                                                   36,550
       3,300   Hospitality Properties Trust                                                                       141,405
       4,200   Independence Community Bank Corporation                                                            158,046
       3,000   IndyMac Bancorp, Inc.                                                                               96,780
       3,200   Investors Financial Services Corporation(c)                                                        123,168
       2,800   Jefferies Group, Inc.                                                                              112,364
       3,000   LaBranche & Company, Inc.(b,c)                                                                      21,270
       4,845   Legg Mason, Inc.                                                                                   308,675
       3,400   Leucadia National Corporation(c)                                                                   201,110
       4,200   Liberty Property Trust                                                                             170,310
       3,000   Mack-Cali Realty Corporation                                                                       132,510
       3,880   Mercantile Bankshares Corporation                                                                  189,111
       4,300   MoneyGram International, Inc.                                                                       79,980
       5,100   New Plan Excel Realty Trust, Inc.                                                                  133,416
      12,910   New York Community Bancorp, Inc.(c)                                                                237,028
       3,010   Ohio Casualty Corporation(b)                                                                        62,849
       8,965   Old Republic International Corporation                                                             209,333
       4,640   PMI Group, Inc.                                                                                    180,125
       3,450   Protective Life Corporation                                                                        135,585
       4,500   Radian Group, Inc.                                                                                 215,685
       3,650   Raymond James Financial, Inc.                                                                       95,265
       2,452   Rayonier, Inc. REIT                                                                                116,225
       5,000   SEI Investments Company                                                                            179,950
       1,800   Silicon Valley Bancshares(b)                                                                        72,018
       1,400   StanCorp Financial Group, Inc.                                                                     105,532
       6,780   TCF Financial Corporation                                                                          213,706
       6,300   United Dominion Realty Trust, Inc.                                                                 132,804
       3,390   Unitrin, Inc.                                                                                      146,380
       4,200   W.R. Berkley Corporation                                                                           179,508
       4,100   Waddell & Reed Financial, Inc.                                                                      86,141
       3,879   Washington Federal, Inc.                                                                            98,992
       2,650   Webster Financial Corporation                                                                      126,670
       1,610   Westamerica Bancorporation                                                                          92,076
       3,340   Wilmington Trust Corporation                                                                       115,430
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 9,107,867
=========================================================================================================================

Health Care (8.8%)
-------------------------------------------------------------------------------------------------------------------------
       2,540   Apria Healthcare Group, Inc.(b)                                                                     69,494
       5,025   Barr Pharmaceuticals, Inc.                                                                         189,191
       3,000   Beckman Coulter, Inc.                                                                              178,500
       2,700   Cephalon, Inc.(b,c)                                                                                128,709
       3,100   Charles River Laboratories International, Inc.(b)                                                  145,049
       4,200   Community Health Systems, Inc.(b)                                                                  112,644
       2,990   Covance, Inc.(b)                                                                                   118,763
       4,300   Coventry Health Care, Inc.                                                                         175,870
       5,400   Cytyc Corporation(b)                                                                               140,886
       3,860   Dentsply International, Inc.                                                                       200,759
       2,890   Edwards Lifesciences Corporation(b)                                                                 98,780
       4,420   First Health Group Corporation(b)                                                                   70,366
       5,440   Health Net, Inc.(b)                                                                                131,974
       2,100   Henry Schein, Inc.(b)                                                                              132,783
       3,030   Hillenbrand Industries, Inc.                                                                       150,833
       1,700   INAMED Corporation                                                                                  90,355
       2,500   Invitrogen Corporation(b)                                                                          144,750
      12,156   IVAX Corporation                                                                                   220,024
       1,900   LifePoint Hospitals, Inc.(b,c)                                                                      61,598
       4,800   Lincare Holdings, Inc.(b)                                                                          176,448
      14,938   Millennium Pharmaceuticals, Inc.(b)                                                                193,895
       5,080   Omnicare, Inc.                                                                                     140,157
       4,200   PacifiCare Health Systems, Inc.                                                                    149,604
       1,600   Par Pharmaceutical Companies, Inc.(b,c)                                                             63,120
       6,600   Patterson Companies, Inc.                                                                          247,500
       3,420   Perrigo Company(c)                                                                                  62,176
       4,600   Protein Design Labs, Inc.(b)                                                                        88,090
       3,300   Renal Care Group, Inc.                                                                             104,148
       4,220   Sepracor, Inc.(b,c)                                                                                193,825
       3,470   STERIS Corporation(b)                                                                               71,933
       3,700   Triad Hospitals, Inc.(b)                                                                           122,211
       2,800   Universal Health Services, Inc.                                                                    116,368
       4,070   Valeant Pharmaceuticals International(c)                                                            97,680
       6,600   Varian Medical Systems, Inc.                                                                       264,990
       1,700   Varian, Inc.(b)                                                                                     62,016
       3,800   VCA Antech, Inc.(b)                                                                                 85,196
       4,000   Vertex Pharmaceuticals, Inc.(b,c)                                                                   43,520
       2,420   VISX, Inc.(b)                                                                                       40,366
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                4,884,571
=========================================================================================================================

Industrials (11.3%)
-------------------------------------------------------------------------------------------------------------------------
       4,630   Adesa, Inc.(b)                                                                                      93,294
       4,510   AGCO Corporation(b)                                                                                 87,584
       4,100   AirTran Holdings, Inc.(b,c)                                                                         47,642
       1,420   Alaska Air Group, Inc.(b,c)                                                                         37,403
       2,150   Alexander & Baldwin, Inc.                                                                           78,808
       1,900   Alliant Techsystems, Inc.(b)                                                                       109,231
       3,340   AMETEK, Inc.                                                                                       109,953
       1,310   Banta Corporation                                                                                   53,291
       2,840   Brink's Company                                                                                     91,164
       4,220   C.H. Robinson Worldwide, Inc.                                                                      227,627
       5,000   Career Education Corporation(b)                                                                    156,850
       1,560   Carlisle Companies, Inc.                                                                            90,683
       4,333   ChoicePoint, Inc.(b)                                                                               180,383
       2,510   CNF, Inc.                                                                                          109,888
       4,400   Copart, Inc.(b)                                                                                     81,752
       4,400   Corinthian Colleges, Inc.(c)                                                                        63,184
       3,490   DeVry, Inc.(b)                                                                                      50,954
       4,280   Donaldson Company, Inc.(c)                                                                         127,116
       3,400   Dun & Bradstreet Corporation(b)                                                                    192,304
       2,300   Dycom Industries, Inc.(b)                                                                           75,095
       3,500   Education Management Corporation                                                                    93,870
       5,100   Expeditors International of Washington, Inc.                                                       291,210
       3,640   Fastenal Company(c)                                                                                201,037
       2,380   Federal Signal Corporation(c)                                                                       39,556
       2,720   Flowserve Corporation(b)                                                                            58,698
       3,450   Graco, Inc.                                                                                        118,680
       2,045   Granite Construction, Inc.                                                                          49,653
       2,040   Harsco Corporation                                                                                  98,838
       3,570   Herman Miller, Inc.(c)                                                                              82,467
       2,910   HNI Corporation                                                                                    117,564
       3,030   Hubbell, Inc.                                                                                      138,532
       2,200   ITT Educational Services, Inc.(b,c)                                                                 83,622
       2,740   Jacobs Engineering Group, Inc.(b)                                                                  111,600
       3,900   JB Hunt Transport Services, Inc.                                                                   159,354
       5,000   JetBlue Airways Corporation(c)                                                                     110,250
       1,800   Kelly Services, Inc.                                                                                48,447
       1,860   Kennametal, Inc.                                                                                    86,546
       1,900   Korn/Ferry International(b,c)                                                                       33,060
       5,160   L-3 Communications Holdings, Inc.                                                                  340,199
       2,300   Laureate Education, Inc.(b)                                                                         90,206
       4,340   Manpower, Inc.                                                                                     196,385
       1,780   Nordson Corporation                                                                                 62,336
       4,820   Pentair, Inc.                                                                                      180,172
       3,120   Precision Castparts Corporation                                                                    187,200
       5,690   Quanta Services, Inc.(b,c)                                                                          38,237
       7,400   Republic Services, Inc.                                                                            227,920
       2,275   Rollins, Inc.(c)                                                                                    59,946
         590   Sequa Corporation(b)                                                                                31,848
       3,100   Sotheby's Holdings, Inc.(b)                                                                         57,939
       3,640   SPX Corporation(c)                                                                                 139,594
       2,300   Stericycle, Inc.(b)                                                                                104,259
       3,830   Swift Transportation Company, Inc.(b,c)                                                             72,387
         960   Tecumseh Products Company                                                                           41,549
       2,020   Teleflex, Inc.                                                                                      88,456
       2,900   Thomas & Betts Corporation                                                                          82,186
       2,330   Trinity Industries, Inc.                                                                            72,603
       3,800   United Rentals, Inc.(b,c)                                                                           58,710
       3,900   Werner Enterprises, Inc.                                                                            82,680
       2,120   York International Corporation                                                                      67,501
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                6,269,503
=========================================================================================================================

Information Technology (12.8%)
-------------------------------------------------------------------------------------------------------------------------
      19,200   3Com Corporation(b)                                                                                 79,488
       6,700   Activision, Inc.                                                                                    97,016
       4,130   Acxiom Corporation(c)                                                                              103,250
       3,860   ADTRAN, Inc.                                                                                        83,376
       4,300   Advanced Fibre Communications, Inc.(b)                                                              67,166
       1,700   Advent Software, Inc.(b)                                                                            35,462
       3,900   Alliance Data Systems Corporation(b)                                                               164,892
       4,300   Amphenol Corporation                                                                               147,619
       5,620   Arrow Electronics, Inc.(b)                                                                         134,655
       2,795   Ascential Software Corporation(b)                                                                   39,382
      23,260   Atmel Corporation(b)                                                                                73,967
       5,840   Avnet, Inc.(b)                                                                                      99,046
       2,360   Avocent Corporation(b)                                                                              84,016
       5,900   BISYS Group, Inc.(b)                                                                                86,140
       1,315   Cabot Microelectronics Corporation(b,c)                                                             47,379
      13,180   Cadence Design Systems, Inc.(b)                                                                    163,959
       4,040   CDW Corporation                                                                                    250,601
       7,200   Ceridian Corporation(b)                                                                            124,200
       3,100   Certegy, Inc.                                                                                      109,585
       4,190   CheckFree Corporation(b)                                                                           129,890
       6,400   Cognizant Technology Solutions Corporation                                                         217,600
       2,730   CommScope, Inc.(b,c)                                                                                49,167
       4,600   Credence Systems Corporation(b,c)                                                                   34,730
       3,500   Cree, Inc.(b,c)                                                                                    120,785
       2,640   CSG Systems International, Inc.(b)                                                                  44,378
       6,110   Cypress Semiconductor Corporation(b)                                                                64,338
       3,500   Diebold, Inc.                                                                                      167,475
       4,060   DST Systems, Inc.(b)                                                                               182,091
       3,350   Fair Isaac Corporation                                                                             101,170
       5,800   Fairchild Semiconductor International, Inc.(b)                                                      83,346
       5,300   Gartner Group, Inc.(b,c)                                                                            63,070
       3,190   Harris Corporation                                                                                 196,281
       1,800   Imation Corporation                                                                                 56,286
       3,500   Integrated Circuit Systems, Inc.(b,c)                                                               78,925
       5,190   Integrated Device Technology, Inc.(b)                                                               61,346
       3,200   International Rectifier Corporation(b)                                                             127,200
       7,300   Intersil Corporation                                                                               119,136
       4,500   Jack Henry & Associates, Inc.                                                                       83,880
       3,100   Keane, Inc.(b)                                                                                      49,011
       4,300   KEMET Corporation(b,c)                                                                              33,368
       6,500   Lam Research Corporation(b)                                                                        169,195
       5,600   Lattice Semiconductor Corporation(b,c)                                                              27,832
       3,000   LTX Corporation(b,c)                                                                                19,500
       3,320   Macromedia, Inc.(b)                                                                                 90,105
       2,400   Macrovision Corporation(b)                                                                          64,896
       7,580   McAfee, Inc.(b)                                                                                    183,436
       5,800   McDATA Corporation(b,c)                                                                             36,424
       3,540   Mentor Graphics Corporation(b,c)                                                                    41,206
       4,510   Micrel, Inc.(b)                                                                                     50,647
      10,035   Microchip Technology, Inc.                                                                         303,559
       5,120   MPS Group, Inc.(b)                                                                                  53,914
       3,850   National Instruments Corporation(c)                                                                105,990
       2,100   Newport Corporation(b)                                                                              23,709
       2,300   Plantronics, Inc.                                                                                  100,050
       2,200   Plexus Corporation(b)                                                                               27,258
       4,800   Polycom, Inc.(b)                                                                                    99,120
       5,020   Powerwave Technologies, Inc.(b,c)                                                                   37,499
       8,960   Quantum Corporation(b,c)                                                                            24,013
       2,800   Retek, Inc.(b,c)                                                                                    15,456
       3,250   Reynolds and Reynolds Company                                                                       79,982
       9,100   RF Micro Devices, Inc.(b,c)                                                                         59,241
       3,100   RSA Security, Inc.(b)                                                                               63,426
       7,900   SanDisk Corporation(c)                                                                             164,873
       3,660   Semtech Corporation(b,c)                                                                            76,421
       2,500   Silicon Laboratories, Inc.(b)                                                                       74,925
       5,350   Storage Technology Corporation(b)                                                                  144,557
       4,560   Sybase, Inc.(b)                                                                                     72,185
       7,580   Synopsys, Inc.(b)                                                                                  123,099
       2,840   Tech Data Corporation(b)                                                                           114,708
       4,130   Titan Corporation(b)                                                                                61,289
       1,880   Transaction Systems Architects, Inc.(b)                                                             30,823
       6,779   TriQuint Semiconductor, Inc.(b,c)                                                                   24,133
       5,500   UTStarcom, Inc.(b,c)                                                                                94,160
       8,070   Vishay Intertechnology, Inc.(b)                                                                    104,345
       4,000   Wind River Systems, Inc.(b,c)                                                                       53,560
       3,500   Zebra Technologies Corporation                                                                     185,465
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     7,055,673
=========================================================================================================================

Materials (4.1%)
-------------------------------------------------------------------------------------------------------------------------
       3,690   Airgas, Inc.                                                                                        90,774
       2,090   Albemarle Corporation                                                                               74,926
       2,900   Arch Coal, Inc.                                                                                     94,308
       2,740   Bowater, Inc.                                                                                      100,942
       2,970   Cabot Corporation                                                                                  101,218
       5,670   Crompton Corporation                                                                                52,731
       1,950   Cytec Industries, Inc.                                                                              90,694
       2,090   Ferro Corporation(c)                                                                                44,036
       1,800   FMC Corporation(b)                                                                                  78,930
       2,160   Glatfelter Company                                                                                  26,849
       2,540   Longview Fibre Company                                                                              39,116
       3,260   Lubrizol Corporation                                                                               113,220
       8,700   Lyondell Chemical Company(c)                                                                       199,926
       2,400   Martin Marietta Materials, Inc.                                                                    109,272
       1,070   Minerals Technologies, Inc.                                                                         64,307
       3,480   Olin Corporation(c)                                                                                 65,076
       5,300   Packaging Corporation of America                                                                   116,229
       3,100   Peabody Energy Corporation                                                                         197,718
       1,500   Potlatch Corporation(c)                                                                             70,635
       5,790   RPM International, Inc.                                                                            102,078
       1,700   Scotts Company(b)                                                                                  109,174
       2,320   Sensient Technologies Corporation                                                                   50,390
       4,840   Sonoco Products Company                                                                            128,986
       2,560   Valspar Corporation                                                                                119,450
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  2,240,985
=========================================================================================================================

Telecommunication Services (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      11,910   Cincinnati Bell, Inc.(b)                                                                            40,613
       2,710   Telephone and Data Systems, Inc.                                                                   202,979
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   243,592
=========================================================================================================================

Utilities (6.1%)
-------------------------------------------------------------------------------------------------------------------------
       3,260   AGL Resources, Inc.                                                                                101,712
       5,570   Alliant Energy Corporation                                                                         146,937
       4,575   Aqua America, Inc.                                                                                 100,010
      11,490   Aquila, Inc.(b)                                                                                     36,423
       1,680   Black Hills Corporation(c)                                                                          49,493
       6,220   DPL, Inc.                                                                                          134,352
       3,770   Duquesne Light Holdings, Inc.(c)                                                                    64,693
       7,250   Energy East Corporation                                                                            182,700
       3,100   Equitable Resources, Inc.                                                                          171,430
       3,730   Great Plains Energy, Inc.                                                                          106,268
       4,040   Hawaiian Electric Industries, Inc.(c)                                                              113,282
       1,920   IDACORP, Inc.(c)                                                                                    59,482
       5,850   MDU Resources Group, Inc.                                                                          150,052
       4,060   National Fuel Gas Company                                                                          113,761
       6,360   Northeast Utilities Service Company                                                                122,939
       2,670   NSTAR                                                                                              132,085
       4,360   OGE Energy Corporation                                                                             110,613
       5,100   ONEOK, Inc.                                                                                        136,782
       9,155   Pepco Holdings, Inc.                                                                               188,685
       3,060   PNM Resources, Inc.                                                                                 71,237
       4,920   Puget Energy, Inc.                                                                                 114,439
       4,080   Questar Corporation                                                                                195,840
       5,490   SCANA Corporation                                                                                  203,679
       5,770   Sierra Pacific Resources(b,c)                                                                       55,392
       3,720   Vectren Corporation                                                                                 96,236
       4,300   Westar Energy Inc.                                                                                  90,085
       2,390   WGL Holdings, Inc.                                                                                  67,996
       5,820   Wisconsin Energy Corporation                                                                       189,965
       1,900   WPS Resources Corporation                                                                           90,250
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  3,396,818
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $41,680,574)                                                           48,275,918
=========================================================================================================================
   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (10.9%)         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   6,001,857   Thrivent Financial Securities Lending Trust                      1.820%              N/A        $6,001,857
        $533   U.S. Treasury Bonds                                             13.250         5/15/2014               789
         352   U.S. Treasury Bonds                                             12.500         8/15/2014               504
         372   U.S. Treasury Bonds                                              7.250         5/15/2016               484
          90   U.S. Treasury Bonds                                              8.750         5/15/2017               132
         259   U.S. Treasury Bonds                                              6.250         8/15/2023               310
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $6,004,076)                                                                                      6,004,076
=========================================================================================================================
      Shares   Short-Term Investments (1.8%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     987,971   Thrivent Money Market Fund(e)                                    0.820%              N/A          $987,971
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   987,971
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $48,672,621)                                                           $55,267,965
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield or the coupon rate.

(e) At October 31, 2004, $47,600 in cash was pledged as the initial margin deposit for open financial futures contracts. In addition $987,971 of Short-Term
    Investments were earmarked as collateral to cover open financial futures contracts as follows:

                                                                                                 Notional
                             Number of         Expiration                                        Principal    Unrealized
  Type                       Contracts             Date          Position       Value              Amount         Gain
-------------------------------------------------------------------------------------------------------------------------
  S&P 400 Mini Futures          17            December 2004        Long       $1,024,760          $1,010,625     $14,135

The accompanying notes to the financial statements are an integral part of this schedule.





Mid Cap Index Fund-I
Schedule of Investments as of October 31, 2004(a)

      Shares   Common Stock (88.8%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (16.8%)
-------------------------------------------------------------------------------------------------------------------------
       1,166   99 Cents Only Stores(b,c)                                                                          $17,968
       1,575   Abercrombie & Fitch Company                                                                         61,708
         900   Aeropostale, Inc.                                                                                   28,395
       1,157   American Eagle Outfitters, Inc.                                                                     47,298
       1,100   American Greetings Corporation                                                                      29,095
       1,200   AnnTaylor Stores Corporation                                                                        26,952
       1,400   Applebee's International, Inc.                                                                      32,018
       1,186   ArvinMeritor, Inc.                                                                                  22,131
         280   Bandag, Inc.                                                                                        12,880
       1,195   Barnes & Noble, Inc.(b)                                                                             39,758
       1,915   Belo Corporation                                                                                    44,524
         715   Blyth, Inc.                                                                                         21,500
         620   Bob Evans Farms, Inc.                                                                               14,781
       1,265   Borders Group, Inc.                                                                                 28,829
         940   BorgWarner, Inc.                                                                                    43,597
       1,500   Boyd Gaming Corporation                                                                             50,235
       1,490   Brinker International, Inc.(b)                                                                      48,127
       5,220   Caesars Entertainment, Inc.(b)                                                                      93,438
       1,250   Callaway Golf Company                                                                               13,038
       1,700   CarMax, Inc.(b,c)                                                                                   44,778
         900   Catalina Marketing Corporation                                                                      23,049
         780   CBRL Group, Inc.                                                                                    28,283
         900   Cheesecake Factory, Inc.(b)                                                                         39,069
       1,500   Chico's FAS, Inc.(b)                                                                                60,045
       1,680   Claire's Stores, Inc.                                                                               43,714
       3,950   D.R. Horton, Inc.                                                                                  118,500
       1,902   Dollar Tree Stores, Inc.(b)                                                                         54,968
         900   Emmis Communications Corporation(b)                                                                 16,830
         800   Entercom Communications Corporation(b)                                                              26,560
       2,600   Foot Locker, Inc.                                                                                   63,440
         900   Furniture Brands International, Inc.                                                                19,629
       1,300   Gentex Corporation                                                                                  42,913
       2,020   GTECH Holdings Corporation                                                                          47,813
       1,100   Harman International Industries, Inc.                                                              132,198
       1,435   Harte-Hanks, Inc.                                                                                   36,937
       1,000   Hovnanian Enterprises, Inc.                                                                         37,540
         855   International Speedway Corporation                                                                  40,219
       1,000   Krispy Kreme Doughnuts, Inc.(b,c)                                                                   10,600
       1,175   Lear Corporation                                                                                    63,356
         760   Lee Enterprises, Inc.                                                                               35,203
       2,600   Lennar Corporation                                                                                 116,948
       1,175   Mandalay Resort Group                                                                               80,840
         435   Media General, Inc.                                                                                 25,360
       2,200   Michaels Stores, Inc.                                                                               64,020
         540   Modine Manufacturing Company                                                                        16,583
       1,120   Mohawk Industries, Inc.(b)                                                                          95,290
         825   Neiman Marcus Group, Inc.                                                                           50,185
         900   O'Reilly Automotive, Inc.(b,c)                                                                      38,754
       1,245   Outback Steakhouse, Inc.                                                                            49,290
       1,200   Pacific Sunwear of California, Inc.(b)                                                              28,128
       1,125   Payless ShoeSource, Inc.(b)                                                                         10,699
       2,400   PETsMART, Inc.                                                                                      76,752
       1,500   Pier 1 Imports, Inc.                                                                                26,925
       1,715   Reader's Digest Association, Inc.                                                                   24,147
         700   Regis Corporation                                                                                   29,960
       1,300   Rent-A-Center, Inc.(b)                                                                              31,187
       2,420   Ross Stores, Inc.                                                                                   63,573
       1,100   Ruby Tuesday, Inc.                                                                                  27,170
         400   Ryland Group, Inc.                                                                                  38,156
       2,335   Saks, Inc.                                                                                          28,534
         710   Scholastic Corporation(b)                                                                           21,527
       1,570   Six Flags, Inc.(b,c)                                                                                 7,913
         420   Superior Industries International, Inc.(c)                                                          11,453
       1,000   Thor Industries, Inc.                                                                               27,810
         600   Timberland Company(b)                                                                               36,840
       1,300   Toll Brothers, Inc.(b,c)                                                                            60,255
       1,000   Tupperware Corporation(c)                                                                           16,690
       1,300   Urban Outfitters, Inc.                                                                              53,300
         875   Valassis Communications, Inc.(b)                                                                    30,082
         160   Washington Post Company                                                                            146,405
       1,660   Westwood One, Inc.(b)                                                                               38,313
       1,970   Williams-Sonoma, Inc.(b)                                                                            75,195
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     3,110,200
=========================================================================================================================

Consumer Staples (3.9%)
-------------------------------------------------------------------------------------------------------------------------
       1,130   BJ's Wholesale Club, Inc.(b)                                                                        32,804
       1,065   Church & Dwight Company, Inc.                                                                       28,989
       1,800   Constellation Brands, Inc.(b)                                                                       70,614
       2,657   Dean Foods Company(b)                                                                               79,311
       1,300   Energizer Holdings, Inc.(b)                                                                         60,359
       2,325   Hormel Foods Corporation                                                                            65,356
         995   J.M. Smucker Company                                                                                44,278
         645   Lancaster Colony Corporation                                                                        27,722
       2,310   PepsiAmericas, Inc.                                                                                 46,778
         780   Ruddick Corporation                                                                                 15,701
       1,900   Smithfield Foods, Inc.(b)                                                                           46,037
         854   Toostie Roll Industries, Inc.                                                                       25,893
       5,892   Tyson Foods, Inc.                                                                                   85,434
         450   Universal Corporation                                                                               20,601
       1,000   Whole Foods Market, Inc.                                                                            81,430
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                             731,307
=========================================================================================================================

Energy (7.1%)
-------------------------------------------------------------------------------------------------------------------------
         900   Cooper Cameron Corporation(b)                                                                       43,515
       2,480   ENSCO International, Inc.                                                                           75,764
       1,100   FMC Technologies, Inc.(b)                                                                           33,253
       1,000   Forest Oil Corporation(b)                                                                           30,500
       2,030   Grant Prideco, Inc.(b)                                                                              41,737
       1,310   Hanover Compressor Company(b)                                                                       17,056
         825   Helmerich & Payne, Inc.                                                                             23,554
       1,570   Murphy Oil Corporation                                                                             125,631
       1,400   National-Oilwell, Inc.(b)                                                                           47,194
       1,000   Newfield Exploration Company(b)                                                                     58,200
         990   Noble Energy, Inc.                                                                                  57,420
         670   Overseas Shipholding Group, Inc.                                                                    38,156
       2,800   Patterson-UTI Energy, Inc.                                                                          53,844
       2,460   Pioneer Natural Resources Company                                                                   79,704
       1,300   Plains Exploration & Production Company(b)                                                          32,500
       1,100   Pogo Producing Company                                                                              50,435
       2,300   Pride International, Inc.(b)                                                                        42,504
       1,750   Smith International, Inc.(b)                                                                       101,640
         980   Tidewater, Inc.                                                                                     30,311
       1,655   Varco International, Inc.(b)                                                                        45,810
       2,230   Weatherford International, Ltd.(b)                                                                 116,540
       1,200   Western Gas Resources, Inc.                                                                         35,148
       4,300   XTO Energy, Inc.                                                                                   143,534
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,323,950
=========================================================================================================================

Financials (16.6%)
-------------------------------------------------------------------------------------------------------------------------
       1,375   A.G. Edwards, Inc.                                                                                  49,858
         865   Allmerica Financial Corporation(b)                                                                  26,036
       1,400   AMB Property Corporation                                                                            52,500
       1,200   American Financial Group, Inc.                                                                      35,520
       2,600   AmeriCredit Corporation(b)                                                                          50,440
         700   AmerUs Group Company                                                                                29,246
       1,500   Arthur J. Gallagher & Company                                                                       42,150
       2,144   Associated Banc-Corp                                                                                74,375
       1,330   Astoria Financial Corporation                                                                       51,990
         885   Bank of Hawaii Corporation                                                                          42,259
       2,900   Banknorth Group, Inc.                                                                              102,283
       1,200   Brown & Brown, Inc.                                                                                 50,112
         810   City National Corporation                                                                           55,809
       2,200   Colonial BancGroup, Inc.                                                                            47,630
       1,300   Commerce Bancorp, Inc.(c)                                                                           77,012
       2,075   Compass Bancshares, Inc.                                                                            99,123
         900   Cullen/Frost Bankers, Inc.                                                                          44,100
       1,700   Developers Diversified Realty Corporation                                                           71,060
       1,100   Eaton Vance Corporation                                                                             47,982
         905   Everest Re Group, Ltd.                                                                              71,830
       2,918   Fidelity National Financial, Inc.                                                                  110,125
       1,500   First American Corporation                                                                          46,785
       1,370   FirstMerit Corporation                                                                              35,798
         825   GATX Corporation                                                                                    22,506
         900   Greater Bay Bancorp(c)                                                                              28,120
       1,100   HCC Insurance Holdings, Inc.                                                                        32,670
       2,575   Hibernia Corporation                                                                                74,675
         900   Highwoods Properties, Inc.                                                                          22,329
         730   Horace Mann Educators Corporation                                                                   12,410
       1,100   Hospitality Properties Trust                                                                        47,135
       1,400   Independence Community Bank Corporation                                                             52,682
       1,000   IndyMac Bancorp, Inc.                                                                               32,260
       1,100   Investors Financial Services Corporation(c)                                                         42,339
         900   Jefferies Group, Inc.                                                                               36,117
       1,000   LaBranche & Company, Inc.(b,c)                                                                       7,090
       1,642   Legg Mason, Inc.                                                                                   104,612
       1,200   Leucadia National Corporation(c)                                                                    70,980
       1,400   Liberty Property Trust                                                                              56,770
       1,000   Mack-Cali Realty Corporation                                                                        44,170
       1,290   Mercantile Bankshares Corporation                                                                   62,875
       1,500   MoneyGram International, Inc.                                                                       27,900
       1,700   New Plan Excel Realty Trust, Inc.                                                                   44,472
       4,400   New York Community Bancorp, Inc.(c)                                                                 80,784
       1,015   Ohio Casualty Corporation(b)                                                                        21,193
       3,077   Old Republic International Corporation                                                              71,848
       1,570   PMI Group, Inc.                                                                                     60,947
       1,155   Protective Life Corporation                                                                         45,392
       1,600   Radian Group, Inc.                                                                                  76,688
       1,200   Raymond James Financial, Inc.                                                                       31,320
         822   Rayonier, Inc. REIT                                                                                 38,963
       1,700   SEI Investments Company                                                                             61,183
         600   Silicon Valley Bancshares(b)                                                                        24,006
         500   StanCorp Financial Group, Inc.                                                                      37,690
       2,320   TCF Financial Corporation                                                                           73,126
       2,100   United Dominion Realty Trust, Inc.                                                                  44,268
       1,115   Unitrin, Inc.                                                                                       48,146
       1,400   W.R. Berkley Corporation                                                                            59,836
       1,400   Waddell & Reed Financial, Inc.                                                                      29,414
       1,330   Washington Federal, Inc.                                                                            33,942
         870   Webster Financial Corporation                                                                       41,586
         525   Westamerica Bancorporation                                                                          30,025
       1,070   Wilmington Trust Corporation                                                                        36,979
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 3,083,471
=========================================================================================================================

Health Care (9.0%)
-------------------------------------------------------------------------------------------------------------------------
         845   Apria Healthcare Group, Inc.(b)                                                                     23,119
       1,775   Barr Pharmaceuticals, Inc.                                                                          66,829
       1,010   Beckman Coulter, Inc.                                                                               60,095
         900   Cephalon, Inc.(b,c)                                                                                 42,903
       1,000   Charles River Laboratories International, Inc.(b)                                                   46,790
       1,400   Community Health Systems, Inc.(b)                                                                   37,548
       1,070   Covance, Inc.(b)                                                                                    42,500
       1,500   Coventry Health Care, Inc.                                                                          61,350
       1,900   Cytyc Corporation(b)                                                                                49,571
       1,332   Dentsply International, Inc.                                                                        69,277
       1,000   Edwards Lifesciences Corporation(b)                                                                 34,180
       1,550   First Health Group Corporation(b)                                                                   24,676
       1,850   Health Net, Inc.(b)                                                                                 44,881
         700   Henry Schein, Inc.(b)                                                                               44,261
       1,030   Hillenbrand Industries, Inc.                                                                        51,273
         600   INAMED Corporation                                                                                  31,890
         800   Invitrogen Corporation(b)                                                                           46,320
       4,225   IVAX Corporation                                                                                    76,472
         600   LifePoint Hospitals, Inc.(b)                                                                        19,452
       1,630   Lincare Holdings, Inc.(b)                                                                           59,919
       5,122   Millennium Pharmaceuticals, Inc.(b)                                                                 66,484
       1,785   Omnicare, Inc.                                                                                      49,248
       1,450   PacifiCare Health Systems, Inc.                                                                     51,649
         600   Par Pharmaceutical Companies, Inc.(b)                                                               23,670
       2,200   Patterson Companies, Inc.                                                                           82,500
       1,230   Perrigo Company                                                                                     22,361
       1,600   Protein Design Labs, Inc.(b)                                                                        30,640
       1,100   Renal Care Group, Inc.                                                                              34,716
       1,470   Sepracor, Inc.(b,c)                                                                                 67,517
       1,180   STERIS Corporation(b)                                                                               24,461
       1,300   Triad Hospitals, Inc.(b)                                                                            42,939
       1,000   Universal Health Services, Inc.                                                                     41,560
       1,370   Valeant Pharmaceuticals International(c)                                                            32,880
       2,300   Varian Medical Systems, Inc.                                                                        92,345
         600   Varian, Inc.(b)                                                                                     21,888
       1,300   VCA Antech, Inc.(b)                                                                                 29,146
       1,300   Vertex Pharmaceuticals, Inc.(b,c)                                                                   14,144
         850   VISX, Inc.(b)                                                                                       14,178
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                1,675,632
=========================================================================================================================

Industrials (11.5%)
-------------------------------------------------------------------------------------------------------------------------
       1,530   Adesa, Inc.(b)                                                                                      30,830
       1,510   AGCO Corporation(b)                                                                                 29,324
       1,400   AirTran Holdings, Inc.(b,c)                                                                         16,268
         435   Alaska Air Group, Inc.(b,c)                                                                         11,458
         750   Alexander & Baldwin, Inc.                                                                           27,491
         600   Alliant Techsystems, Inc.(b)                                                                        34,494
       1,120   AMETEK, Inc.                                                                                        36,870
         410   Banta Corporation                                                                                   16,679
         905   Brink's Company                                                                                     29,050
       1,410   C.H. Robinson Worldwide, Inc.                                                                       76,055
       1,700   Career Education Corporation(b)                                                                     53,329
         565   Carlisle Companies, Inc.                                                                            32,843
       1,500   ChoicePoint, Inc.(b)                                                                                62,445
         815   CNF, Inc.                                                                                           35,681
       1,500   Copart, Inc.(b)                                                                                     27,870
       1,500   Corinthian Colleges, Inc.(c)                                                                        21,540
       1,195   DeVry, Inc.(b)                                                                                      17,447
       1,490   Donaldson Company, Inc.                                                                             44,253
       1,200   Dun & Bradstreet Corporation(b)                                                                     67,872
         800   Dycom Industries, Inc.(b)                                                                           26,120
       1,200   Education Management Corporation                                                                    32,184
       1,800   Expeditors International of Washington, Inc.                                                       102,780
       1,270   Fastenal Company                                                                                    70,142
         795   Federal Signal Corporation                                                                          13,213
         900   Flowserve Corporation(b)                                                                            19,422
       1,200   Graco, Inc.                                                                                         41,280
         730   Granite Construction, Inc.                                                                          17,724
         730   Harsco Corporation                                                                                  35,368
       1,180   Herman Miller, Inc.                                                                                 27,258
         915   HNI Corporation                                                                                     36,966
       1,055   Hubbell, Inc.                                                                                       48,235
         800   ITT Educational Services, Inc.(b)                                                                   30,408
         920   Jacobs Engineering Group, Inc.(b)                                                                   37,472
       1,380   JB Hunt Transport Services, Inc.                                                                    56,387
       1,700   JetBlue Airways Corporation(c)                                                                      37,485
         590   Kelly Services, Inc.                                                                                15,880
         565   Kennametal, Inc.                                                                                    26,289
         600   Korn/Ferry International(b,c)                                                                       10,440
       1,750   L-3 Communications Holdings, Inc.                                                                  115,378
         800   Laureate Education, Inc.(b)                                                                         31,376
       1,550   Manpower, Inc.                                                                                      70,138
         560   Nordson Corporation                                                                                 19,611
       1,730   Pentair, Inc.                                                                                       64,667
       1,100   Precision Castparts Corporation                                                                     66,000
       2,000   Quanta Services, Inc.(b,c)                                                                          13,440
       2,500   Republic Services, Inc.                                                                             77,000
         760   Rollins, Inc.                                                                                       20,026
         175   Sequa Corporation(b)                                                                                 9,446
       1,105   Sotheby's Holdings, Inc.(b)                                                                         20,652
       1,240   SPX Corporation(c)                                                                                  47,554
         800   Stericycle, Inc.(b)                                                                                 36,264
       1,350   Swift Transportation Company, Inc.(b,c)                                                             25,515
         285   Tecumseh Products Company                                                                           12,335
         635   Teleflex, Inc.                                                                                      27,807
       1,000   Thomas & Betts Corporation                                                                          28,340
         820   Trinity Industries, Inc.                                                                            25,551
       1,300   United Rentals, Inc.(b,c)                                                                           20,085
       1,375   Werner Enterprises, Inc.                                                                            29,150
         720   York International Corporation                                                                      22,925
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                2,140,112
=========================================================================================================================

Information Technology (13.1%)
-------------------------------------------------------------------------------------------------------------------------
       6,600   3Com Corporation(b)                                                                                 27,324
       2,350   Activision, Inc.                                                                                    34,028
       1,445   Acxiom Corporation                                                                                  36,125
       1,290   ADTRAN, Inc.                                                                                        27,864
       1,500   Advanced Fibre Communications, Inc.(b)                                                              23,430
         600   Advent Software, Inc.(b)                                                                            12,516
       1,400   Alliance Data Systems Corporation(b)                                                                59,192
       1,500   Amphenol Corporation                                                                                51,495
       1,925   Arrow Electronics, Inc.(b)                                                                          46,123
         978   Ascential Software Corporation(b)                                                                   13,780
       7,990   Atmel Corporation(b)                                                                                25,408
       2,060   Avnet, Inc.(b)                                                                                      34,938
         800   Avocent Corporation(b)                                                                              28,480
       2,000   BISYS Group, Inc.(b)                                                                                29,200
         417   Cabot Microelectronics Corporation(b,c)                                                             15,025
       4,480   Cadence Design Systems, Inc.(b)                                                                     55,731
       1,350   CDW Corporation                                                                                     83,740
       2,500   Ceridian Corporation(b)                                                                             43,125
       1,100   Certegy, Inc.                                                                                       38,885
       1,470   CheckFree Corporation(b)                                                                            45,570
       2,200   Cognizant Technology Solutions Corporation                                                          74,800
         900   CommScope, Inc.(b)                                                                                  16,209
       1,600   Credence Systems Corporation(b,c)                                                                   12,080
       1,200   Cree, Inc.(b,c)                                                                                     41,412
         845   CSG Systems International, Inc.(b)                                                                  14,204
       2,140   Cypress Semiconductor Corporation(b)                                                                22,534
       1,190   Diebold, Inc.                                                                                       56,942
       1,390   DST Systems, Inc.(b)                                                                                62,342
       1,200   Fair Isaac Corporation                                                                              36,240
       2,000   Fairchild Semiconductor International, Inc.(b)                                                      28,740
       1,800   Gartner Group, Inc.(b,c)                                                                            21,420
       1,095   Harris Corporation                                                                                  67,375
         600   Imation Corporation                                                                                 18,762
       1,200   Integrated Circuit Systems, Inc.(b)                                                                 27,060
       1,805   Integrated Device Technology, Inc.(b)                                                               21,335
       1,100   International Rectifier Corporation(b)                                                              43,725
       2,500   Intersil Corporation                                                                                40,800
       1,500   Jack Henry & Associates, Inc.                                                                       27,960
       1,015   Keane, Inc.(b)                                                                                      16,047
       1,400   KEMET Corporation(b)                                                                                10,864
       2,200   Lam Research Corporation(b)                                                                         57,266
       1,900   Lattice Semiconductor Corporation(b)                                                                 9,443
       1,000   LTX Corporation(b)                                                                                   6,500
       1,200   Macromedia, Inc.(b)                                                                                 32,568
         800   Macrovision Corporation(b)                                                                          21,632
       2,595   McAfee, Inc.(b)                                                                                     62,799
       2,000   McDATA Corporation(b,c)                                                                             12,560
       1,250   Mentor Graphics Corporation(b)                                                                      14,550
       1,500   Micrel, Inc.(b)                                                                                     16,845
       3,460   Microchip Technology, Inc.                                                                         104,665
       1,725   MPS Group, Inc.(b)                                                                                  18,164
       1,350   National Instruments Corporation                                                                    37,166
         700   Newport Corporation(b)                                                                               7,903
         800   Plantronics, Inc.                                                                                   34,800
         700   Plexus Corporation(b)                                                                                8,673
       1,690   Polycom, Inc.(b)                                                                                    34,898
       1,700   Powerwave Technologies, Inc.(b)                                                                     12,699
       3,080   Quantum Corporation(b)                                                                               8,254
         900   Retek, Inc.(b)                                                                                       4,968
       1,055   Reynolds and Reynolds Company                                                                       25,964
       3,100   RF Micro Devices, Inc.(b,c)                                                                         20,181
       1,100   RSA Security, Inc.(b)                                                                               22,506
       2,700   SanDisk Corporation(c)                                                                              56,349
       1,200   Semtech Corporation(b)                                                                              25,056
         900   Silicon Laboratories, Inc.(b)                                                                       26,973
       1,860   Storage Technology Corporation(b)                                                                   50,257
       1,600   Sybase, Inc.(b)                                                                                     25,328
       2,600   Synopsys, Inc.(b)                                                                                   42,224
         945   Tech Data Corporation(b)                                                                            38,169
       1,400   Titan Corporation(b)                                                                                20,776
         585   Transaction Systems Architects, Inc.(b)                                                              9,591
       2,315   TriQuint Semiconductor, Inc.(b)                                                                      8,241
       1,900   UTStarcom, Inc.(b,c)                                                                                32,528
       2,795   Vishay Intertechnology, Inc.(b)                                                                     36,139
       1,400   Wind River Systems, Inc.(b)                                                                         18,746
       1,200   Zebra Technologies Corporation                                                                      63,588
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     2,421,799
=========================================================================================================================

Materials (4.1%)
-------------------------------------------------------------------------------------------------------------------------
       1,295   Airgas, Inc.                                                                                        31,857
         680   Albemarle Corporation                                                                               24,378
         900   Arch Coal, Inc.                                                                                     29,268
         945   Bowater, Inc.                                                                                       34,814
       1,075   Cabot Corporation                                                                                   36,636
       1,920   Crompton Corporation                                                                                17,856
         665   Cytec Industries, Inc.                                                                              30,929
         690   Ferro Corporation                                                                                   14,538
         600   FMC Corporation(b)                                                                                  26,310
         740   Glatfelter Company                                                                                   9,198
         820   Longview Fibre Company                                                                              12,628
       1,070   Lubrizol Corporation                                                                                37,161
       3,010   Lyondell Chemical Company(c)                                                                        69,170
         805   Martin Marietta Materials, Inc.                                                                     36,652
         370   Minerals Technologies, Inc.                                                                         22,237
       1,185   Olin Corporation                                                                                    22,160
       1,800   Packaging Corporation of America                                                                    39,474
       1,100   Peabody Energy Corporation                                                                          70,158
         500   Potlatch Corporation                                                                                23,545
       1,915   RPM International, Inc.                                                                             33,761
         500   Scotts Company(b)                                                                                   32,110
         810   Sensient Technologies Corporation                                                                   17,593
       1,675   Sonoco Products Company                                                                             44,639
         900   Valspar Corporation                                                                                 41,994
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    759,066
=========================================================================================================================

Telecommunication Services (0.5%)
-------------------------------------------------------------------------------------------------------------------------
       4,060   Cincinnati Bell, Inc.(b)                                                                            13,845
         935   Telephone and Data Systems, Inc.                                                                    70,032
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                    83,877
=========================================================================================================================

Utilities (6.2%)
-------------------------------------------------------------------------------------------------------------------------
       1,085   AGL Resources, Inc.                                                                                 33,852
       1,875   Alliant Energy Corporation                                                                          49,462
       1,525   Aqua America, Inc.                                                                                  33,336
       3,995   Aquila, Inc.(b)                                                                                     12,664
         570   Black Hills Corporation                                                                             16,792
       2,145   DPL, Inc.                                                                                           46,332
       1,250   Duquesne Light Holdings, Inc.(c)                                                                    21,450
       2,465   Energy East Corporation                                                                             62,118
       1,000   Equitable Resources, Inc.                                                                           55,300
       1,230   Great Plains Energy, Inc.                                                                           35,043
       1,370   Hawaiian Electric Industries, Inc.(c)                                                               38,415
         625   IDACORP, Inc.                                                                                       19,362
       2,000   MDU Resources Group, Inc.                                                                           51,300
       1,370   National Fuel Gas Company                                                                           38,387
       2,125   Northeast Utilities Service Company                                                                 41,076
         915   NSTAR(c)                                                                                            45,265
       1,465   OGE Energy Corporation                                                                              37,167
       1,700   ONEOK, Inc.                                                                                         45,594
       3,132   Pepco Holdings, Inc.                                                                                64,551
         995   PNM Resources, Inc.                                                                                 23,164
       1,625   Puget Energy, Inc.                                                                                  37,798
       1,405   Questar Corporation                                                                                 67,440
       1,890   SCANA Corporation(c)                                                                                70,119
       1,970   Sierra Pacific Resources(b,c)                                                                       18,912
       1,240   Vectren Corporation                                                                                 32,079
       1,400   Westar Energy Inc.                                                                                  29,330
         780   WGL Holdings, Inc.                                                                                  22,191
       2,010   Wisconsin Energy Corporation                                                                        65,606
         600   WPS Resources Corporation                                                                           28,500
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,142,605
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $12,576,584)                                                           16,472,019
=========================================================================================================================
   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (7.0%)          Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   1,296,614   Thrivent Financial Securities Lending Trust                      1.820%              N/A        $1,296,614
      $1,317   U.S. Treasury Bonds                                        Zero Coupon         8/15/2012               966
         134   U.S. Treasury Bonds                                        Zero Coupon         5/15/2014                90
         321   U.S. Treasury Bonds                                             11.250         2/15/2015               522
         772   U.S. Treasury Bonds                                              7.250         5/15/2016             1,006
         378   U.S. Treasury Bonds                                              9.125         5/15/2018               573
         166   U.S. Treasury Bonds                                              8.125         8/15/2019               232
         858   U.S. Treasury Bonds                                              8.750         8/15/2020             1,272
       1,437   U.S. Treasury Bonds                                              7.875         2/15/2021             1,987
         286   U.S. Treasury Bonds                                              8.125         5/15/2021               411
         544   U.S. Treasury Bonds                                              7.250         8/15/2022               716
       2,976   U.S. Treasury Bonds                                        Zero Coupon        11/15/2022             1,203
         916   U.S. Treasury Bonds                                              7.625        11/15/2022             1,268
         492   U.S. Treasury Bonds                                              5.250        11/15/2028               531
         444   U.S. Treasury Bonds                                              6.250         5/15/2030               546
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $1,307,937)                                                                                      1,307,937
=========================================================================================================================
      Shares   Short-Term Investments (4.2%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     775,200   Thrivent Money Market Fund(e)                                    0.820%              N/A          $775,200
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   775,200
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $14,659,721)                                                           $18,555,156
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the coupon rate, yield or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) At October 31, 2004, $33,600 in cash was pledged as the initial margin deposit for open financial futures contracts. In addition $775,200 of Short-Term
    Investments were earmarked as collateral to cover open financial futures contracts as follows:

                                                                                                  Notional
                             Number of         Expiration                                        Principal    Unrealized
  Type                       Contracts             Date          Position       Value              Amount         Gain
-------------------------------------------------------------------------------------------------------------------------
S&P 400 Mini Futures            13           December 2004         Long       $783,640           $768,472        $15,168

The accompanying notes to the financial statements are an integral part of this schedule.





Partner International Stock Fund
Schedule of Investments as of October 31, 2004(a)

      Shares   Common Stock (82.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Australia (1.6%)
-------------------------------------------------------------------------------------------------------------------------
     105,031   BHP Billiton, Ltd.(b)                                                                           $1,086,155
      67,300   Brambles Industries, Ltd.(b,c)                                                                     356,437
     334,500   Lend Lease Corporation, Ltd.(b,c)                                                                2,889,772
     106,790   News Corporation, Ltd.(b,d)                                                                        835,846
-------------------------------------------------------------------------------------------------------------------------
               Total Australia                                                                                  5,168,210
=========================================================================================================================

Belgium (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      22,170   Fortis(b)                                                                                          564,506
       5,200   UCB SA(b,c)                                                                                        274,598
-------------------------------------------------------------------------------------------------------------------------
               Total Belgium                                                                                      839,104
=========================================================================================================================

Brazil (1.5%)
-------------------------------------------------------------------------------------------------------------------------
     118,290   Petroleo Brasileiro SA ADR                                                                       4,115,826
      50,400   Tele Norte Leste Participacoes SA(c)                                                               659,232
-------------------------------------------------------------------------------------------------------------------------
               Total Brazil                                                                                     4,775,058
=========================================================================================================================

Canada (1.2%)
-------------------------------------------------------------------------------------------------------------------------
     360,600   Abitibi Consolidated, Inc.                                                                       2,149,174
      34,700   Royal Bank of Canada                                                                             1,803,558
-------------------------------------------------------------------------------------------------------------------------
               Total Canada                                                                                     3,952,732
=========================================================================================================================

Denmark (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      11,172   Novo Nordisk A/S(b)                                                                                555,571
-------------------------------------------------------------------------------------------------------------------------
               Total Denmark                                                                                      555,571
=========================================================================================================================

Finland (1.5%)
-------------------------------------------------------------------------------------------------------------------------
      92,889   Nokia Oyj(b)                                                                                     1,430,202
     238,000   Stora Enso Oyj(b)                                                                                3,387,345
-------------------------------------------------------------------------------------------------------------------------
               Total Finland                                                                                    4,817,547
=========================================================================================================================

France (8.5%)
-------------------------------------------------------------------------------------------------------------------------
      73,500   Accor SA(b,c)                                                                                    3,050,114
     172,256   Axa SA(b)                                                                                        3,715,655
      22,714   BNP Paribas SA(b,c)                                                                              1,547,109
      56,600   Carrefour SA(b,c)                                                                                2,480,161
      17,344   Compagnie de Saint-Gobain(b,c)                                                                     952,634
      46,248   Credit Agricole SA(b)                                                                            1,356,235
      51,900   France Telecom SA(b)                                                                             1,488,126
       8,400   Groupe Danone(b,c)                                                                                 704,167
       5,230   Hermes International(b,c)                                                                        1,010,385
       6,427   L'Oreal SA(b,c)                                                                                    438,790
       2,018   Lafarge SA(b,c)                                                                                    184,183
      13,900   LVMH Moet Hennessy Louis Vuitton SA(b,c)                                                           952,929
      34,310   Sanofi-Aventis(b,c)                                                                              2,502,531
      15,299   Schneider Electric SA(b,c)                                                                       1,014,767
       8,169   Societe Generale(b,c)                                                                              758,450
      32,586   Societe Television Francaise 1(b,c)                                                                981,858
      22,978   Sodexho Alliance SA(b,c)                                                                           579,837
      19,300   Thomson(b,c)                                                                                       437,455
      15,916   Total SA(b,c)                                                                                    3,312,389
      10,106   Vivendi Universal SA(b,c,d)                                                                        276,157
-------------------------------------------------------------------------------------------------------------------------
               Total France                                                                                    27,743,932
=========================================================================================================================

Germany (3.8%)
-------------------------------------------------------------------------------------------------------------------------
      21,300   Adidas-Salomon AG(b)                                                                             2,973,218
       3,544   Allianz AG(b)                                                                                      377,109
       8,328   Bayer AG(b)                                                                                        236,058
      14,800   Depfa Bank plc(b)                                                                                  226,483
       7,607   Deutsche Bank AG(b)                                                                                576,932
       5,657   E.ON AG(b)                                                                                         459,806
      22,989   Hypo Real Estate Holding AG(b,d)                                                                   859,349
      65,800   Metro AG(b)                                                                                      3,139,608
       5,221   Rhoen-Klinikum AG(b)                                                                               290,482
       4,060   SAP AG(b)                                                                                          692,796
      35,275   Siemens AG(b)                                                                                    2,624,988
-------------------------------------------------------------------------------------------------------------------------
               Total Germany                                                                                   12,456,829
=========================================================================================================================

Hong Kong (1.4%)
-------------------------------------------------------------------------------------------------------------------------
      79,000   Cheung Kong Holdings, Ltd.(b)                                                                      654,320
   1,066,000   China Telecom Corporation, Ltd.(b)                                                                 343,012
     226,000   Li & Fung, Ltd.(b)                                                                                 334,409
      74,000   Sun Hung Kai Properties, Ltd.(b)                                                                   684,950
     342,000   Swire Pacific, Ltd.(b)                                                                           2,417,007
-------------------------------------------------------------------------------------------------------------------------
               Total Hong Kong                                                                                  4,433,698
=========================================================================================================================

Israel (0.1%)
-------------------------------------------------------------------------------------------------------------------------
      11,535   Check Point Software Technologies, Ltd.(d)                                                         260,933
-------------------------------------------------------------------------------------------------------------------------
               Total Israel                                                                                       260,933
=========================================================================================================================

Italy (4.1%)
-------------------------------------------------------------------------------------------------------------------------
      70,350   Alleanza Assicurazioni SPA(b,c)                                                                    830,168
      90,497   Banca Intesa SPA(b)                                                                                370,737
      20,000   Banco Popolare di Verona e Novara Scrl(b)                                                          354,571
      80,389   Eni SPA(b,c)                                                                                     1,833,945
      29,419   Mediaset SPA(b,c)                                                                                  335,323
      45,625   Mediolanum SPA(b,c)                                                                                286,565
     160,400   Riunione Adriatica di Sicurta SPA(b)                                                             3,388,213
     239,100   Saipem SPA(b)                                                                                    2,753,741
     154,266   Telecom Italia Mobile SPA(b)                                                                       909,112
     282,539   Telecom Italia SPA(b,c)                                                                            738,477
     252,993   UniCredito Italiano SPA(b,c)                                                                     1,358,393
-------------------------------------------------------------------------------------------------------------------------
               Total Italy                                                                                     13,159,245
=========================================================================================================================

Japan (15.9%)
-------------------------------------------------------------------------------------------------------------------------
     160,000   Bridgestone Corporation(b)                                                                       2,893,992
      33,400   Canon, Inc.(b)                                                                                   1,647,476
       9,800   Credit Saison Company, Ltd.(b)                                                                     312,918
      60,000   Dai Nippon Printing Company, Ltd.(b)                                                               819,249
     151,500   Daiichi Pharmaceutical Company, Ltd.(b)                                                          2,946,775
      19,000   Daikin Industries, Ltd.(b)                                                                         461,890
      20,700   Daito Trust Construction Company, Ltd.(b)                                                          874,288
      98,000   Daiwa Securities Group, Inc.(b)                                                                    600,217
      20,800   Denso Corporation(b)                                                                               496,646
      14,500   Fanuc, Ltd.(b)                                                                                     872,875
       9,000   Fujisawa Pharmaceutical Company, Ltd.(b)                                                           234,853
       4,900   Funai Electric Company, Ltd.(b)                                                                    637,891
     490,000   Hitachi, Ltd.(b)                                                                                 3,066,931
       6,000   Hoya Corporation(b)                                                                                615,241
      29,700   JSR Corporation(b)                                                                                 539,958
         230   KDDI Corporation(b)                                                                              1,106,190
       2,100   Keyence Corporation(b)                                                                             472,346
      40,000   Kirin Brewery Company, Ltd.(b)                                                                     358,475
      48,900   Kyocera Corporation(b)                                                                           3,536,240
      14,200   Leopalace21 Corporation(b)                                                                         258,943
      31,300   MARUI Company, Ltd.(b,c)                                                                           391,494
      10,500   Matsui Securities Company, Ltd.(b,c)                                                               277,721
     116,000   Mitsubishi Corporation(b)                                                                        1,279,062
      32,000   Mitsubishi Estate Company, Ltd.(b)                                                                 337,170
     118,000   Mitsui Fudosan Company, Ltd.(b,c)                                                                1,250,051
      53,000   Mitsui Trust Holdings, Inc.(b)                                                                     363,995
     110,000   NEC Corporation(b)                                                                                $607,757
       2,900   Nidec Corporation(b)                                                                               313,959
      80,900   Nissan Motor Company, Ltd.(b)                                                                      909,427
     107,000   Nomura Holdings, Inc.(b)                                                                         1,301,750
         148   NTT DoCoMo, Inc.(b)                                                                                260,779
      56,000   OJI Paper Company, Ltd.(b)                                                                         319,253
       5,700   ORIX Corporation(b)                                                                                666,097
       5,900   Rohm Company, Ltd.(b)                                                                              603,863
      32,500   Secom Company, Ltd.(b)                                                                           1,176,829
       5,300   Sega Sammy Holdings, Inc.(c,d)                                                                     245,560
      32,100   Seven-Eleven Japan Company, Ltd.(b)                                                                927,872
      23,050   Shin-Etsu Chemical Company, Ltd.(b)                                                                873,960
       3,200   SMC Corporation(b)                                                                                 341,820
       5,800   Softbank Corporation(b,c)                                                                          262,282
     165,000   Sompo Japan Insurance, Inc.(b)                                                                   1,436,011
     182,000   Sumitomo Metal Industries, Ltd.(b)                                                                 219,254
         211   Sumitomo Mitsui Financial Group, Inc.(b,c)                                                       1,370,095
     614,000   Sumitomo Trust and Banking Company, Ltd. (b)                                                     3,572,721
      31,000   Suzuki Motor Corporation(b)                                                                        546,913
       9,150   T&D Holdings, Inc.(d)                                                                              403,258
      82,700   Takeda Pharmaceutical Company, Ltd.(b)                                                           3,986,537
       5,500   Takefuji Corporation(b)                                                                            346,661
      96,000   Teijin, Ltd.(b)                                                                                    372,360
      30,100   Toyota Motor Corporation(b)                                                                      1,165,492
       8,500   Trend Micro, Inc.(b)                                                                               405,873
          78   UFJ Holdings, Inc.(b,c,d)                                                                          361,579
      20,000   Uniden Corporation(b)                                                                              432,257
       3,110   USS Company, Ltd.(b)                                                                               251,117
      22,600   Yamanouchi Pharmaceutical Company, Ltd. (b)                                                        828,357
      27,000   Yamato Transport Company, Ltd.(b)                                                                  363,143
-------------------------------------------------------------------------------------------------------------------------
               Total Japan                                                                                     51,525,723
=========================================================================================================================

Malaysia (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     248,500   Astro All Asia Networks plc(d)                                                                     340,053
-------------------------------------------------------------------------------------------------------------------------
               Total Malaysia                                                                                     340,053
=========================================================================================================================

Mexico (1.9%)
-------------------------------------------------------------------------------------------------------------------------
      19,900   America Movil SA de CV ADR                                                                         875,600
      21,600   Grupo Financiero Banorte SA de CV                                                                  101,512
     199,000   Grupo Modelo SA de CV                                                                              510,407
      10,500   Grupo Televisia SA ADR                                                                             577,500
      93,600   Telefonos de Mexico SA de CV ADR                                                                 3,204,864
     295,611   Wal-Mart de Mexico SA de CV                                                                        967,359
-------------------------------------------------------------------------------------------------------------------------
               Total Mexico                                                                                     6,237,242
=========================================================================================================================

Netherlands (4.4%)
-------------------------------------------------------------------------------------------------------------------------
     149,400   ABN AMRO Holding NV(b)                                                                           3,579,575
       1,328   Akzo Nobel NV(b,c)                                                                                  49,973
      47,590   ASML Holding NV(b,d)                                                                               678,277
     196,660   ING Groep NV(b)                                                                                  5,222,610
      80,500   Koninklijke (Royal) KPN NV(b)                                                                      643,324
      38,625   Koninklijke (Royal) Philips Electronics NV(b)                                                      918,750
      18,580   Reed Elsevier NV(b)                                                                                244,097
       7,950   Royal Dutch Petroleum Company(b,c)                                                                 431,114
      26,434   Royal Numico NV(b)                                                                                 890,689
      20,540   STMicroelectronics NV(b,c)                                                                         378,954
      43,100   VNU NV(b)                                                                                        1,177,643
-------------------------------------------------------------------------------------------------------------------------
               Total Netherlands                                                                               14,215,006
=========================================================================================================================

Norway (0.1%)
-------------------------------------------------------------------------------------------------------------------------
      12,000   Orkla ASA                                                                                          340,744
-------------------------------------------------------------------------------------------------------------------------
               Total Norway                                                                                       340,744
=========================================================================================================================

Portugal (1.1%)
-------------------------------------------------------------------------------------------------------------------------
     322,100   Portugal Telecom SGPS SA(b)                                                                      3,630,867
-------------------------------------------------------------------------------------------------------------------------
               Total Portugal                                                                                   3,630,867
=========================================================================================================================

Russia (0.4%)
-------------------------------------------------------------------------------------------------------------------------
       4,600   AO VimpelCom(d)                                                                                    524,400
       2,680   LUKOIL ADR                                                                                         333,499
       9,200   Mining and Metallurgical Company Norilsk Nickel                                                    573,160
-------------------------------------------------------------------------------------------------------------------------
               Total Russia                                                                                     1,431,059
=========================================================================================================================

Singapore (1.7%)
-------------------------------------------------------------------------------------------------------------------------
     283,100   Keppel Corporation, Ltd.(b,c)                                                                    1,361,406
     490,472   United Overseas Bank, Ltd.(b)                                                                    3,980,030
      33,000   Venture Corporation, Ltd.(b)                                                                       313,043
-------------------------------------------------------------------------------------------------------------------------
               Total Singapore                                                                                  5,654,479
=========================================================================================================================

South Korea (1.3%)
-------------------------------------------------------------------------------------------------------------------------
      19,000   Hyundai Motor Company GDR                                                                          460,786
       9,740   Kookmin Bank(b)                                                                                    326,630
     170,000   Korea Electric Power Corporation(c)                                                              1,951,600
       1,780   Samsung Electronics Company, Ltd.(b)                                                               699,901
       8,280   SK Telecom Company, Ltd.(b)                                                                        628,807
-------------------------------------------------------------------------------------------------------------------------
               Total South Korea                                                                                4,067,724
=========================================================================================================================

Spain (5.3%)
-------------------------------------------------------------------------------------------------------------------------
     334,187   Banco Bilbao Vizcaya Argentaria SA(b,c)                                                          5,251,255
      87,892   Banco Santander Central Hispano SA(b,c)                                                            981,123
      27,273   Endesa SA(b,c)                                                                                     553,877
      23,950   Gas Natural SDG SA(b,c)                                                                            650,565
     171,900   Iberdrola SA(b,c)                                                                                3,758,774
      27,500   Industria de Diseno Textil SA (Inditex)(c)                                                         696,858
     182,749   Repsol YPF SA(b,c)                                                                               3,958,663
      66,867   Telefonica SA(b)                                                                                 1,106,704
       7,850   Telefonica SA ADR                                                                                  391,166
-------------------------------------------------------------------------------------------------------------------------
               Total Spain                                                                                     17,348,985
=========================================================================================================================

Sweden (2.9%)
-------------------------------------------------------------------------------------------------------------------------
      74,500   Atlas Copco AB(b,c)                                                                              3,083,174
     140,800   Electrolux AB(b)                                                                                 2,606,817
      34,390   Hennes & Mauritz AB(b,c)                                                                         1,000,905
       2,440   Sandvik AB(b)                                                                                       91,370
     108,289   Securitas AB(b)                                                                                  1,481,248
      18,800   Tele2 AB(b,c)                                                                                      625,674
     157,521   Telefonaktiebolaget LM Ericsson(b)                                                                 456,873
-------------------------------------------------------------------------------------------------------------------------
               Total Sweden                                                                                     9,346,061
=========================================================================================================================

Switzerland (6.4%)
-------------------------------------------------------------------------------------------------------------------------
      31,370   Adecco SA(b)                                                                                     1,508,371
      37,220   Credit Suisse Group(b,d)                                                                         1,272,277
       5,750   Givaudan SA(b)                                                                                   3,587,740
      64,000   Holcim, Ltd.(b)                                                                                  3,415,006
      19,871   Nestle SA(b)                                                                                     4,692,222
       7,700   Roche Holding AG(b)                                                                                785,790
      24,000   Swatch Group AG(b)                                                                               3,214,238
      30,030   UBS AG(b)                                                                                        2,167,549
-------------------------------------------------------------------------------------------------------------------------
               Total Switzerland                                                                               20,643,193
=========================================================================================================================

Taiwan (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       9,172   Chinatrust Financial Holdings Company, Ltd.(b)                                                      10,483
     506,000   E. Sun Financial Holdings Company, Ltd.(b)                                                         345,987
     193,000   Quanta Computer, Inc.(b)                                                                           311,907
     348,507   Taiwan Semiconductor Manufacturing Company, Ltd.(b)                                                462,896
-------------------------------------------------------------------------------------------------------------------------
               Total Taiwan                                                                                     1,131,273
=========================================================================================================================
  Turkey (e)
-------------------------------------------------------------------------------------------------------------------------
   7,421,400   Turkiye Is Bankasi (Isbank)                                                                         30,702
-------------------------------------------------------------------------------------------------------------------------
               Total Turkey                                                                                        30,702
=========================================================================================================================

United Kingdom (16.2%)
-------------------------------------------------------------------------------------------------------------------------
      39,089   AstraZeneca plc(b)                                                                               1,600,536
      16,768   Autonomy Corporation plc(b,d)                                                                       55,140
      56,549   British Sky Broadcasting Group plc(b)                                                              527,632
      29,639   Cadbury Schweppes plc(b)                                                                           246,604
      37,800   Capita Group plc(b)                                                                                243,844
       7,228   Carnival plc(b)                                                                                    382,316
     113,850   Centricia plc(b)                                                                                   503,147
     310,350   Compass Group plc(b)                                                                             1,281,885
      67,782   Diageo plc(b)                                                                                      906,476
      58,310   DS Smith plc                                                                                       149,033
      77,010   Electrocomponents plc(b)                                                                           410,814
     339,447   GlaxoSmithKline plc(b)                                                                           7,137,281
     337,200   Hanson plc(b)                                                                                    2,485,753
     307,699   Hays plc(b)                                                                                        727,191
      41,000   Hilton Group plc(b)                                                                                193,830
      55,658   Kesa Electricals plc(b)                                                                            277,892
     528,591   Kingfisher plc(b)                                                                                2,932,334
     352,700   Lloyds TSB Group plc(b)                                                                          2,786,252
     504,900   Marks and Spencer Group plc(b)                                                                   3,324,125
     163,500   MFI Furniture Group plc(b)                                                                         307,648
     270,000   Pearson plc(b)                                                                                   2,958,276
     140,494   Reed Elsevier plc(b)                                                                             1,254,356
      28,777   Rio Tinto plc(b)                                                                                   754,893
     210,651   Royal Bank of Scotland Group plc(b)                                                              6,200,272
     278,496   Shell Transport & Trading Company plc(b)                                                         2,193,016
      27,500   Standard Chartered plc(b)                                                                          490,858
     168,170   Tesco plc(b)                                                                                       884,911
     124,892   Tomkins plc(b)                                                                                     570,732
     102,187   Unilever plc(b)                                                                                    860,838
      55,288   United Busines Media plc(b)                                                                        483,795
   2,906,268   Vodafone Group plc(b)                                                                            7,457,896
     157,600   William Morrison Supermarkets plc(b)                                                               654,366
     120,670   WPP Group plc(b)                                                                                 1,210,459
-------------------------------------------------------------------------------------------------------------------------
               Total United Kingdom                                                                            52,454,401
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $252,866,185)                                                         266,560,371
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (14.8%)         Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  47,979,089   Thrivent Financial Securities Lending Trust                      1.820%              N/A       $47,979,089
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $47,979,089)                                                                                    47,979,089
=========================================================================================================================
   Shares or
   Principal
      Amount   Short-Term Investments (3.0%)                                  Rate(f)              Date             Value
-------------------------------------------------------------------------------------------------------------------------
   4,199,642   Thrivent Money Market Fund                                       0.820%              N/A        $4,199,642
  $5,665,000   UBS Finance Delaware, LLC                                        1.840         11/1/2004         5,665,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 9,864,642
-------------------------------------------------------------------------------------------------------------------------
               Total Thrivent Partner International Stock Fund (cost
               $310,709,916)                                                                                 $324,404,102
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Security is fair valued as discussed in the notes to the financial statements.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) Non-income producing security.

(e) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent Partner International
    Stock Fund.

(f) The interest rate shown reflects the yield.

(g) Miscellaneous footnotes:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

GDR -- Global Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing depository bank from more than one country.

The accompanying notes to the financial statements are an integral part of this schedule.






Large Cap Growth Fund
Schedule of Investments as of October 31, 2004(a)

      Shares   Common Stock (96.6%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (15.7%)
-------------------------------------------------------------------------------------------------------------------------
       4,850   Amazon.com, Inc.(b)                                                                               $165,530
      12,850   Bed Bath & Beyond, Inc.(b)                                                                         524,152
       7,675   Best Buy Company, Inc.                                                                             454,514
       7,200   Cablevision Systems New York Group(b,c)                                                            148,176
      15,050   Carnival Corporation                                                                               760,928
       5,350   Clear Channel Communications, Inc.                                                                 178,690
       6,100   Coach, Inc.(b)                                                                                     284,443
      21,385   Comcast Corporation(b)                                                                             621,020
       9,650   DIRECTV Group, Inc.(b)                                                                             161,830
         900   DreamWorks Animation SKG, Inc.(b,d)                                                                 35,145
      21,700   eBay, Inc.(b)                                                                                    2,118,137
       4,900   EchoStar Communications Corporation(b)                                                             154,938
       8,500   Fox Entertainment Group, Inc.(b)                                                                   252,110
      11,400   Gap, Inc.                                                                                          227,772
       5,500   Harley-Davidson, Inc.                                                                              316,635
       7,800   Hilton Hotels Corporation                                                                          155,220
      17,020   Home Depot, Inc.                                                                                   699,182
      13,700   IAC/InterActiveCorp(b)                                                                             296,194
      12,500   International Game Technology                                                                      413,000
       2,400   KB Home                                                                                            197,400
      14,400   Kohl's Corporation(b)                                                                              730,944
      18,750   Lowe's Companies, Inc.                                                                           1,055,250
      11,400   McDonald's Corporation                                                                             332,310
       3,900   McGraw-Hill Companies, Inc.                                                                        336,375
       6,200   NIKE, Inc.                                                                                         504,122
       3,150   Omnicom Group, Inc.                                                                                248,535
       6,050   PETsMART, Inc.                                                                                     193,479
       2,150   Pixar, Inc.(b)                                                                                     172,903
       4,400   Polo Ralph Lauren Corporation                                                                      162,492
       2,300   Pulte Homes, Inc.                                                                                  126,224
       6,700   RadioShack Corporation                                                                             200,531
       4,100   Ross Stores, Inc.                                                                                  107,707
      19,850   Staples, Inc.                                                                                      590,339
      11,350   Starbucks Corporation(b)                                                                           600,188
      10,000   Starwood Hotels & Resorts Worldwide, Inc.                                                          477,300
      19,150   Target Corporation                                                                                 957,883
       3,450   Tiffany & Company                                                                                  101,188
      28,190   Time Warner, Inc.(b)                                                                               469,082
       9,250   TJX Companies, Inc.                                                                                221,815
      11,100   Univision Communications, Inc.(b)                                                                  343,656
      15,783   Viacom, Inc.                                                                                       575,922
      16,200   Walt Disney Company                                                                                408,564
      10,400   XM Satellite Radio Holdings, Inc.(b,c)                                                             336,128
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    17,417,953
=========================================================================================================================

Consumer Staples (7.5%)
-------------------------------------------------------------------------------------------------------------------------
       4,050   Altria Group, Inc.                                                                                 196,263
       9,400   Avon Products, Inc.                                                                                371,770
      12,650   Coca-Cola Company                                                                                  514,349
       7,250   Colgate-Palmolive Company                                                                          323,495
       4,800   Costco Wholesale Corporation                                                                       230,112
       6,150   CVS Corporation                                                                                    267,279
      14,190   Gillette Company                                                                                   588,601
      26,950   PepsiCo, Inc.                                                                                    1,336,181
      30,950   Procter & Gamble Company                                                                         1,584,021
      11,800   SYSCO Corporation(e)                                                                               380,786
      32,300   Wal-Mart Stores, Inc.                                                                            1,741,616
      16,690   Walgreen Company                                                                                   599,004
       4,100   William Wrigley Jr. Company                                                                        268,140
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           8,401,617
=========================================================================================================================

Energy (4.0%)
-------------------------------------------------------------------------------------------------------------------------
       7,138   Apache Corporation                                                                                 361,897
       7,600   Baker Hughes, Inc.                                                                                 325,508
       9,500   BJ Services Company(f)                                                                             484,500
       8,900   Burlington Resources, Inc.                                                                         369,350
       9,900   Chesapeake Energy Corporation                                                                      159,192
       3,100   Cooper Cameron Corporation(b)                                                                      149,885
       5,500   ENSCO International, Inc.                                                                          168,025
       3,750   EOG Resources, Inc.                                                                                249,600
       8,070   Exxon Mobil Corporation                                                                            397,205
       6,300   National-Oilwell, Inc.(b)                                                                          212,373
       3,750   Noble Corporation(b)                                                                               171,300
       9,780   Schlumberger, Ltd.                                                                                 615,553
       5,205   Smith International, Inc.(b)                                                                       302,306
       6,750   Transocean, Inc.(b)                                                                                237,938
       7,600   XTO Energy, Inc.                                                                                   253,688
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     4,458,320
=========================================================================================================================

Financials (10.7%)
-------------------------------------------------------------------------------------------------------------------------
       1,700   A.G. Edwards, Inc.                                                                                  61,642
      18,150   American Express Company                                                                           963,220
      27,450   American International Group, Inc.                                                               1,666,490
      12,800   Ameritrade Holding Corporation(b)                                                                  166,656
      10,000   Bank of New York Company, Inc.                                                                     324,600
       2,750   Bear Stearns Companies, Inc.                                                                       260,562
       7,200   Capital One Financial Corporation                                                                  531,072
      29,296   Citigroup, Inc.                                                                                  1,299,864
      12,550   Countrywide Financial Corporation                                                                  400,722
      16,400   E*TRADE Financial Corporation(b)                                                                   211,560
       5,300   Eaton Vance Corporation                                                                            231,186
       4,600   Federal Home Loan Mortgage Corporation                                                             306,360
       7,965   Federal National Mortgage Corporation                                                              558,745
       2,000   Golden West Financial Corporation                                                                  233,840
      10,000   Goldman Sachs Group, Inc.                                                                          983,800
       9,145   J.P. Morgan Chase & Company                                                                        352,997
       2,850   Legg Mason, Inc.                                                                                   181,574
       4,330   Lehman Brothers Holdings, Inc.                                                                     355,710
      11,600   MBNA Corporation                                                                                   297,308
      10,350   Merrill Lynch & Company, Inc.                                                                      558,279
       7,200   Morgan Stanley and Company                                                                         367,848
       6,150   Prudential Financial, Inc.                                                                         285,790
       8,900   Saxon Capital, Inc.(b,c)                                                                           170,880
      14,350   SLM Corporation                                                                                    649,481
       9,850   U.S. Bancorp                                                                                       281,808
       3,200   Wells Fargo & Company                                                                              191,104
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                11,893,098
=========================================================================================================================

Health Care (18.1%)
-------------------------------------------------------------------------------------------------------------------------
      14,110   Abbott Laboratories                                                                                601,509
       3,300   Aetna, Inc.                                                                                        313,500
       2,950   Alcon, Inc.                                                                                        210,040
       1,600   Allergan, Inc.                                                                                     114,496
      25,600   Amgen, Inc.(b)                                                                                   1,454,080
       2,650   Becton, Dickinson and Company                                                                      139,125
       7,700   Biogen Idec, Inc.(b)                                                                               447,832
      19,100   Boston Scientific Corporation                                                                      674,230
       2,250   Cardinal Health, Inc.                                                                              105,188
      17,979   Caremark Rx, Inc.(b)                                                                               538,831
      11,000   Eli Lilly and Company                                                                              604,010
       7,590   Forest Laboratories, Inc.(b)                                                                       338,514
      19,550   Genentech, Inc.                                                                                    890,112
       6,550   Genzyme Corporation(b)                                                                             343,678
      22,800   Gilead Sciences, Inc.                                                                              789,564
      11,200   Guidant Corporation                                                                                746,144
       3,100   IVAX Corporation                                                                                    56,110
      30,608   Johnson & Johnson                                                                                1,786,895
      33,930   Medtronic, Inc.                                                                                  1,734,162
       5,150   Novartis AG ADR                                                                                    247,252
       3,800   OSI Pharmaceuticals, Inc.(b)                                                                       246,924
      91,205   Pfizer, Inc.                                                                                     2,640,385
       2,250   Quest Diagnostics, Inc.                                                                            196,965
       7,150   St. Jude Medical, Inc.(b)                                                                          547,476
       4,300   Stryker Corporation                                                                                185,287
      20,650   Teva Pharmaceutical Industries, Ltd.                                                               536,900
       4,950   Triad Hospitals, Inc.(b)                                                                           163,498
      22,400   UnitedHealth Group, Inc.                                                                         1,621,760
       5,000   Varian Medical Systems, Inc.                                                                       200,750
       2,550   WellPoint Health Networks, Inc.(b)                                                                 249,033
      15,410   Wyeth                                                                                              611,006
      11,100   Zimmer Holdings, Inc.(b)                                                                           861,249
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               20,196,505
=========================================================================================================================

Industrials (9.0%)
-------------------------------------------------------------------------------------------------------------------------
       8,000   3M Company                                                                                         620,560
       6,150   Apollo Group, Inc.(b)                                                                              405,900
       4,250   Caterpillar, Inc.                                                                                  342,295
      10,000   Cendant Corporation                                                                                205,900
      12,400   Danaher Corporation                                                                                683,612
       3,550   Fastenal Company(c)                                                                                196,066
       6,900   FedEx Corporation                                                                                  628,728
       1,300   General Dynamics Corporation                                                                       132,756
      84,570   General Electric Company                                                                         2,885,528
       6,350   Goodrich Corporation                                                                               195,770
       3,000   Illinois Tool Works, Inc.                                                                          276,840
       2,950   Ingersoll-Rand Company                                                                             201,898
       5,000   L-3 Communications Holdings, Inc.                                                                  329,650
       2,800   Lockheed Martin Corporation                                                                        154,252
       4,450   Manpower, Inc.                                                                                     201,362
       1,750   Masco Corporation                                                                                   59,955
      11,200   Northwest Airlines Corporation(b,c)                                                                 99,120
       3,950   Robert Half International, Inc.                                                                    104,794
       4,750   Rockwell Automation, Inc.                                                                          198,028
       6,300   Southwest Airlines Company                                                                          99,351
      31,000   Tyco International, Ltd.                                                                           965,650
       8,900   United Parcel Service, Inc.                                                                        704,702
       3,940   United Technologies Corporation                                                                    365,711
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               10,058,428
=========================================================================================================================

Information Technology (28.2%)
-------------------------------------------------------------------------------------------------------------------------
       9,450   Accenture, Ltd.(b)                                                                                 228,784
       6,100   Adobe Systems, Inc.                                                                                341,783
       3,950   Affiliated Computer Services, Inc.(b)                                                              215,472
       8,250   Agilent Technologies, Inc.(b)                                                                      206,745
      10,550   Altera Corporation(b)                                                                              239,802
      14,160   Analog Devices, Inc.                                                                               570,082
       6,800   Apple Computer, Inc.(b)                                                                            357,204
      36,800   Applied Materials, Inc.(b)                                                                         592,480
       2,900   Ask Jeeves, Inc.(b,c)                                                                               74,762
       7,300   Automatic Data Processing, Inc.                                                                    316,747
       9,500   Avaya, Inc.(b)                                                                                     136,800
      17,800   BEA Systems, Inc.(b)                                                                               144,536
       3,850   Broadcom Corporation(b)                                                                            104,142
     129,850   Cisco Systems, Inc.(b)                                                                           2,494,418
       2,350   Computer Sciences Corporation(b)                                                                   116,724
      20,700   Compuware Corporation(b)                                                                           119,853
      12,500   Comverse Technology, Inc.(b)                                                                       258,000
      23,000   Corning, Inc.(b)                                                                                   263,350
       9,700   Cypress Semiconductor Corporation(b)                                                               102,141
      70,050   Dell, Inc.(b)                                                                                    2,455,953
      12,920   Electronic Arts, Inc.                                                                              580,366
      75,230   EMC Corporation(b)                                                                                 968,210
       6,850   Fairchild Semiconductor International, Inc.(b)                                                      98,434
      16,200   First Data Corporation                                                                             668,736
      10,350   Flextronics International, Ltd.(b)                                                                 124,718
       1,100   Google, Inc.(b,c)                                                                                  209,776
       7,690   Hewlett-Packard Company                                                                            143,495
       3,450   Hyperion Solutions Corporation(b)                                                                  138,448
      79,800   Intel Corporation                                                                                1,776,348
       9,440   International Business Machines Corporation                                                        847,240
      17,200   Juniper Networks, Inc.(b)                                                                          457,692
       5,650   KLA-Tencor Corporation(b)                                                                          257,244
      13,050   Linear Technology Corporation                                                                      494,334
      45,650   Lucent Technologies, Inc.(b,c)                                                                     162,058
       4,450   Marvell Technology Group, Ltd.                                                                     127,136
      10,150   Maxim Integrated Products, Inc.                                                                    446,498
      10,250   McAfee, Inc.(b)                                                                                    248,050
       6,650   Microchip Technology, Inc.                                                                         201,162
     143,850   Microsoft Corporation                                                                            4,026,366
      27,650   Motorola, Inc.                                                                                     477,239
      24,865   Nokia Oyj ADR                                                                                      383,418
      25,350   Novell, Inc.(b)                                                                                    182,266
      51,895   Oracle Corporation(b)                                                                              656,991
       8,400   Paychex, Inc.                                                                                      275,470
      42,600   QUALCOMM, Inc.                                                                                   1,781,106
       4,650   Research in Motion, Ltd.                                                                           410,130
      10,200   SAP AG                                                                                             435,030
      15,250   Siebel Systems, Inc.(b)                                                                            144,875
       7,000   Skyworks Solutions, Inc.(b,c)                                                                       62,230
      35,050   Sun Microsystems, Inc.(b)                                                                          158,776
       3,400   SunGard Data Systems, Inc.(b)                                                                       90,066
      15,400   Symantec Corporation                                                                               876,876
       3,200   Take-Two Interactive Software, Inc.(b,c)                                                           105,472
      38,900   Texas Instruments, Inc.                                                                            951,105
      18,100   TIBCO Software, Inc.(b)                                                                            175,932
      14,600   VeriSign, Inc.(b)                                                                                  391,718
      16,050   VERITAS Software Corporation(b)                                                                    351,174
      11,970   Xilinx, Inc.                                                                                       366,282
      48,100   Yahoo!, Inc.                                                                                     1,740,739
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    31,332,984
=========================================================================================================================

Materials (1.1%)
-------------------------------------------------------------------------------------------------------------------------
       7,000   Dow Chemical Company                                                                               314,580
       4,050   Freeport-McMoRan Copper & Gold, Inc.(c)                                                            146,691
       3,100   International Steel Group, Inc.(b,c)                                                               114,483
       2,550   Newmont Mining Corporation                                                                         121,176
       2,850   Peabody Energy Corporation                                                                         181,773
       7,900   Praxair, Inc.                                                                                      333,380
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,212,083
=========================================================================================================================

Miscellaneous (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      11,500   Midcap SPDR Trust Series 1                                                                       1,267,300
-------------------------------------------------------------------------------------------------------------------------
               Total Miscellaneous                                                                              1,267,300
=========================================================================================================================

Telecommunication Services (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      21,800   Nextel Communications, Inc.(b)                                                                     577,482
      13,500   Sprint Corporation                                                                                 282,825
       5,850   Verizon Communications, Inc.                                                                       228,735
       4,450   Vodafone Group plc ADR                                                                             114,766
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                 1,203,808
=========================================================================================================================

Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------------
       3,550   Southern Company                                                                                  $112,144
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    112,144
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $104,749,870)                                                         107,554,240
=========================================================================================================================
      Shares   Preferred Stock (0.1%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
       4,700   Lehman Brothers Holdings, Inc., Convertible(b,c)                                                  $118,088
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $117,500)                                                              118,088
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (1.5%)          Interest Rate(g)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   1,654,134   Thrivent Financial Securities Lending Trust                      1.820%              N/A        $1,654,134
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $1,654,134)                                                                                      1,654,134
=========================================================================================================================
      Shares   Short-Term Investments (1.8%)                         Interest Rate(g)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   1,956,441   Thrivent Money Market Fund                                       0.820%              N/A        $1,956,441
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,956,441
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $108,477,945)                                                         $111,282,903
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) Denotes investments purchased on a when-issued basis.

(e) At October 31, 2004, 1,400 shares of SYSCO
    Corporation common stock valued at $45,178 were earmarked as collateral to cover call options written as follows:

                             Number of         Exercise     Expiration                            Unrealized
Call Options                 Contracts           Price         Date              Value                Loss
-------------------------------------------------------------------------------------------------------------
SYSCO Corporation               14              $32.50     November 2004         $(847)               $218

(f) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(g) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.






Large Cap Value Fund
Schedule of Investments as of October 31, 2004(a)

      Shares   Common Stock (97.1%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (10.1%)
-------------------------------------------------------------------------------------------------------------------------
      19,000   Best Buy Company, Inc.                                                                          $1,125,180
      21,300   Carnival Corporation                                                                             1,076,928
      54,000   Comcast Corporation(b)                                                                           1,593,000
      95,800   Gap, Inc.                                                                                        1,914,084
      39,300   Home Depot, Inc.                                                                                 1,614,444
      87,500   J.C. Penney Company, Inc. (Holding Company)                                                      3,026,625
      34,000   Johnson Controls, Inc.                                                                           1,949,900
     184,700   Liberty Media Corporation(b)                                                                     1,647,524
     111,900   McDonald's Corporation                                                                           3,261,885
      20,600   McGraw-Hill Companies, Inc.                                                                      1,776,750
      65,600   Sherwin-Williams Company                                                                         2,802,432
      35,920   Target Corporation                                                                               1,796,718
     374,800   Time Warner, Inc.(b)                                                                             6,236,672
      20,200   Viacom, Inc.                                                                                       737,098
     120,500   Walt Disney Company                                                                              3,039,010
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    33,598,250
=========================================================================================================================

Consumer Staples (7.1%)
-------------------------------------------------------------------------------------------------------------------------
      67,800   Altria Group, Inc.                                                                               3,285,588
      90,200   Archer-Daniels-Midland Company                                                                   1,747,174
      85,200   Costco Wholesale Corporation                                                                     4,084,488
      76,730   CVS Corporation                                                                                  3,334,686
      38,300   Kellogg Company                                                                                  1,646,900
      73,810   Kimberly-Clark Corporation                                                                       4,404,243
      16,700   PepsiCo, Inc.                                                                                      827,986
      50,200   Procter & Gamble Company                                                                         2,569,236
      25,500   Reynolds American, Inc.(c)                                                                       1,755,930
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          23,656,231
=========================================================================================================================

Energy (9.8%)
-------------------------------------------------------------------------------------------------------------------------
      26,200   Anadarko Petroleum Corporation                                                                   1,767,190
      31,950   Apache Corporation                                                                               1,619,865
      23,000   BJ Services Company                                                                              1,173,000
      50,500   BP plc                                                                                           2,941,625
      98,214   ChevronTexaco Corporation                                                                        5,211,235
      76,256   ConocoPhillips                                                                                   6,429,143
     183,500   Exxon Mobil Corporation                                                                          9,031,870
      20,700   Precision Drilling Corporation(b,c)                                                              1,276,362
      88,300   Transocean, Inc.(b)                                                                              3,112,575
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    32,562,865
=========================================================================================================================

Financials (27.5%)
-------------------------------------------------------------------------------------------------------------------------
      42,800   A.G. Edwards, Inc.(c)                                                                            1,551,928
      67,700   Allstate Corporation                                                                             3,255,693
      31,400   American Express Company                                                                         1,666,398
      70,300   American International Group, Inc.                                                               4,267,913
      52,400   Associated Banc-Corp(c)                                                                          1,817,756
     317,280   Bank of America Corporation                                                                     14,210,973
      23,300   Capital One Financial Corporation                                                                1,718,608
      22,700   Chubb Corporation                                                                                1,637,351
      44,500   CIT Group, Inc.                                                                                  1,797,800
     206,732   Citigroup, Inc.                                                                                  9,172,699
      16,400   Countrywide Financial Corporation                                                                  523,652
      28,400   Equity Office Properties Trust                                                                     798,608
      21,700   Everest Re Group, Ltd.                                                                           1,722,329
      46,440   Federal Home Loan Mortgage Corporation                                                           3,092,904
      45,610   Federal National Mortgage Corporation                                                            3,199,542
      24,500   Goldman Sachs Group, Inc.                                                                        2,410,310
      23,680   Hartford Financial Services Group, Inc.                                                          1,384,806
     201,200   J.P. Morgan Chase & Company                                                                      7,766,320
      50,000   Merrill Lynch & Company, Inc.                                                                    2,697,000
      50,800   Morgan Stanley and Company                                                                       2,595,372
      38,300   Northern Trust Corporation                                                                       1,629,282
      16,200   PMI Group, Inc.                                                                                    628,884
     111,500   Providian Financial Corporation(b)                                                               1,733,825
      76,600   Prudential Financial, Inc.                                                                       3,559,602
      20,400   Simon Property Group, Inc.                                                                       1,189,728
      26,000   SouthTrust Corporation                                                                           1,132,820
      53,700   State Street Corporation                                                                         2,419,185
     127,900   U.S. Bancorp                                                                                     3,659,219
      33,400   Wachovia Corporation                                                                             1,643,614
      67,600   Wells Fargo & Company                                                                            4,037,072
      41,400   Zions Bancorporation                                                                             2,739,438
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                91,660,631
=========================================================================================================================

Health Care (6.5%)
-------------------------------------------------------------------------------------------------------------------------
      44,400   Abbott Laboratories                                                                              1,892,772
      18,500   Aetna, Inc.                                                                                      1,757,500
      22,500   Anthem, Inc.(b,c)                                                                                1,809,000
      60,000   Bristol-Myers Squibb Company                                                                     1,405,800
      10,800   CIGNA Corporation                                                                                  685,368
      90,660   Johnson & Johnson                                                                                5,292,731
      54,608   Medco Health Solutions, Inc.(b)                                                                  1,851,757
     108,100   Merck & Company, Inc.                                                                            3,384,611
     127,100   Pfizer, Inc.                                                                                     3,679,545
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               21,759,084
=========================================================================================================================

Industrials (12.3%)
-------------------------------------------------------------------------------------------------------------------------
      64,300   AMR Corporation(b,c)                                                                               496,396
      20,200   Boeing Company                                                                                   1,007,980
      53,000   Canadian National Railway Company                                                                2,864,650
      21,700   Caterpillar, Inc.                                                                                1,747,718
      23,200   Dover Corporation                                                                                  911,064
      64,800   Emerson Electric Company                                                                         4,150,440
      25,500   FedEx Corporation                                                                                2,323,560
       9,800   General Dynamics Corporation                                                                     1,000,776
      94,200   General Electric Company                                                                         3,214,104
      59,858   Honeywell International, Inc.                                                                    2,016,017
      18,000   Lockheed Martin Corporation                                                                        991,620
      51,500   Masco Corporation                                                                                1,764,390
      29,500   Northrop Grumman Corporation                                                                     1,526,625
      23,700   Parker-Hannifin Corporation                                                                      1,673,931
      22,200   Raytheon Company                                                                                   809,856
      62,700   Republic Services, Inc.                                                                          1,931,160
      49,800   Textron, Inc.                                                                                    3,393,870
     205,300   Tyco International, Ltd.                                                                         6,395,095
      30,900   United Technologies Corporation                                                                  2,868,138
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               41,087,390
=========================================================================================================================

Information Technology (11.5%)
-------------------------------------------------------------------------------------------------------------------------
      61,600   Agilent Technologies, Inc.(b)                                                                    1,543,696
     145,900   Amdocs, Ltd.(b)                                                                                  3,669,385
      55,320   Applied Materials, Inc.(b)                                                                         890,652
      75,900   Cisco Systems, Inc.(b)                                                                           1,458,039
      45,200   Computer Sciences Corporation(b)                                                                 2,245,084
      89,900   Comverse Technology, Inc.(b)                                                                     1,855,536
      33,370   First Data Corporation                                                                           1,377,514
      30,580   Harris Corporation                                                                               1,881,587
     130,700   Hewlett-Packard Company                                                                          2,438,862
     111,700   Integrated Device Technology, Inc.(b)                                                            1,320,294
      79,700   Intel Corporation                                                                                1,774,122
      70,350   International Business Machines Corporation                                                      6,313,912
      18,800   Lexmark International, Inc.(b)                                                                   1,562,468
     134,400   Microsoft Corporation                                                                            3,761,856
     109,300   Motorola, Inc.                                                                                   1,886,518
      32,100   NCR Corporation(b)                                                                               1,808,835
     173,650   Nokia Oyj ADR                                                                                    2,677,683
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    38,466,043
=========================================================================================================================

Materials (6.0%)
-------------------------------------------------------------------------------------------------------------------------
      19,700   Alcan, Inc.(c)                                                                                     912,504
      61,850   Alcoa, Inc.                                                                                      2,010,125
      35,300   BASF AG                                                                                          2,217,899
      78,800   Dow Chemical Company                                                                             3,541,272
      43,000   E.I. du Pont de Nemours and Company                                                              1,843,410
      45,540   International Paper Company                                                                      1,753,745
     131,200   MeadWestvaco Corporation                                                                         4,136,736
      47,200   Praxair, Inc.                                                                                    1,991,840
      23,400   Weyerhaeuser Company                                                                             1,465,776
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 19,873,307
=========================================================================================================================

Telecommunication Services (3.8%)
-------------------------------------------------------------------------------------------------------------------------
      58,020   BellSouth Corporation                                                                            1,547,393
      28,400   Nextel Communications, Inc.(b)                                                                     752,316
      60,587   SBC Communications, Inc.                                                                         1,530,428
     161,864   Verizon Communications, Inc.                                                                     6,328,882
     101,600   Vodafone Group plc ADR                                                                           2,620,264
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                12,779,283
=========================================================================================================================

Utilities (2.5%)
-------------------------------------------------------------------------------------------------------------------------
      24,570   Dominion Resources, Inc.                                                                         1,580,342
      25,800   Entergy Corporation                                                                              1,686,288
      78,100   Exelon Corporation                                                                               3,094,322
      46,500   FirstEnergy Corporation                                                                          1,921,845
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  8,282,797
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $286,252,593)                                                         323,725,881
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (1.8%)          Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   5,836,231   Thrivent Financial Securities Lending Trust                      1.820%              N/A        $5,836,231
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $5,836,231)                                                                                      5,836,231
=========================================================================================================================
      Shares   Short-Term Investments (1.1%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   3,502,967   Thrivent Money Market Fund                                       0.820%              N/A        $3,502,967
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 3,502,967
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $295,591,791)                                                         $333,065,079
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield.

(e) Miscellaneous footnote:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.






Large Cap Stock Fund
Schedule of Investments as of October 31, 2004(a)

      Shares   Common Stock (94.8%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (13.1%)
-------------------------------------------------------------------------------------------------------------------------
     249,400   Black & Decker Corporation(b)                                                                  $20,021,832
     533,900   Brunswick Corporation                                                                           25,050,588
     392,700   Carnival Corporation                                                                            19,854,912
   1,579,000   Comcast Corporation(c)                                                                          45,854,160
     904,600   Cox Communications, Inc.(c)                                                                     31,154,424
     466,700   D.R. Horton, Inc.(b)                                                                            14,001,000
     166,600   eBay, Inc.(c)                                                                                   16,261,826
     361,300   Fortune Brands, Inc.(b)                                                                         26,309,866
     487,800   Harley-Davidson, Inc.(b)                                                                        28,082,646
     656,300   Home Depot, Inc.                                                                                26,960,804
     375,500   Kohl's Corporation(c)                                                                           19,060,380
     237,900   Lowe's Companies, Inc.                                                                          13,389,012
     995,900   McDonald's Corporation                                                                          29,030,485
     398,600   MGM MIRAGE(b,c)                                                                                 21,444,680
     598,700   Nordstrom, Inc.                                                                                 25,851,866
     285,700   Pulte Homes, Inc.                                                                               15,679,216
     393,640   Starwood Hotels & Resorts Worldwide, Inc.                                                       18,788,437
     801,400   Target Corporation                                                                              40,086,028
   1,461,400   Time Warner, Inc.(c)                                                                            24,317,696
     863,100   Walt Disney Company                                                                             21,767,382
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   482,967,240
=========================================================================================================================

Consumer Staples (7.6%)
-------------------------------------------------------------------------------------------------------------------------
     842,100   Altria Group, Inc.                                                                              40,808,166
     285,400   Anheuser-Busch Companies, Inc.                                                                  14,255,730
   1,273,400   Archer-Daniels-Midland Company                                                                  24,665,758
     330,900   Coca-Cola Company                                                                               13,454,394
     423,600   Kimberly-Clark Corporation                                                                      25,276,212
     409,000   PepsiCo, Inc.                                                                                   20,278,220
   1,173,000   Procter & Gamble Company                                                                        60,034,140
     281,900   Unilever NV(b)                                                                                  16,431,951
   1,020,500   Wal-Mart Stores, Inc.                                                                           55,025,360
     340,000   Walgreen Company                                                                                12,202,600
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                         282,432,531
=========================================================================================================================

Energy (7.2%)
-------------------------------------------------------------------------------------------------------------------------
     321,300   BJ Services Company                                                                             16,386,300
     398,400   Burlington Resources, Inc.                                                                      16,533,600
     609,600   ChevronTexaco Corporation                                                                       32,345,376
     227,300   ConocoPhillips(b)                                                                               19,163,663
     297,100   EOG Resources, Inc.                                                                             19,774,976
   2,336,746   Exxon Mobil Corporation                                                                        115,014,638
     309,500   Nabors Industries, Ltd.(c)                                                                      15,202,640
     374,200   Noble Corporation(c)                                                                            17,093,456
     259,500   Schlumberger, Ltd.                                                                              16,332,930
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                   267,847,579
=========================================================================================================================

Financials (18.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,187,500   American Express Company                                                                        63,020,625
   1,246,852   American International Group, Inc.                                                              75,696,385
   1,536,882   Bank of America Corporation                                                                     68,836,945
     182,300   Bear Stearns Companies, Inc.                                                                    17,272,925
     438,200   Cincinnati Financial Corporation(b)                                                             18,294,850
   2,324,848   Citigroup, Inc.                                                                                103,153,506
     607,598   Countrywide Financial Corporation                                                               19,400,604
     108,500   Doral Financial Corporation                                                                      4,554,830
     332,800   Federal National Mortgage Corporation                                                           23,345,920
     411,800   Goldman Sachs Group, Inc.                                                                       40,512,884
   1,827,084   J.P. Morgan Chase & Company                                                                     70,525,442
     513,600   KeyCorp                                                                                         17,251,824
     710,839   MBNA Corporation                                                                                18,218,804
     459,100   Merrill Lynch & Company, Inc.                                                                   24,763,854
     447,600   MetLife, Inc.                                                                                   17,165,460
     716,550   Morgan Stanley and Company                                                                      36,608,540
     192,900   Progressive Corporation                                                                         18,045,795
     386,900   Prudential Financial, Inc.                                                                      17,979,243
     666,900   Wells Fargo & Company                                                                           39,827,268
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               694,475,704
=========================================================================================================================

Health Care (12.8%)
-------------------------------------------------------------------------------------------------------------------------
     350,800   Abbott Laboratories                                                                             14,954,604
     895,400   Amgen, Inc.(c)                                                                                  50,858,720
     596,500   Boston Scientific Corporation                                                                   21,056,450
     511,700   C.R. Bard, Inc.(b)                                                                              29,064,560
     124,700   Charles River Laboratories International, Inc.(b,c)                                              5,834,713
     284,600   Dentsply International, Inc.(b)                                                                 14,802,046
     265,500   Eli Lilly and Company                                                                           14,578,605
     124,600   Forest Laboratories, Inc.(c)                                                                     5,557,160
   1,189,900   Johnson & Johnson                                                                               69,466,362
     438,500   Medtronic, Inc.                                                                                 22,411,735
     441,300   Merck & Company, Inc.                                                                           13,817,103
   3,356,575   Pfizer, Inc.                                                                                    97,172,846
     614,900   Teva Pharmaceutical Industries, Ltd.(b)                                                         15,987,400
     350,700   UnitedHealth Group, Inc.                                                                        25,390,680
     318,000   WellPoint Health Networks, Inc.(c)                                                              31,055,880
     487,500   Wyeth                                                                                           19,329,375
     270,300   Zimmer Holdings, Inc.(c)                                                                        20,972,577
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              472,310,816
=========================================================================================================================

Industrials (12.0%)
-------------------------------------------------------------------------------------------------------------------------
     267,800   3M Company                                                                                      20,773,246
     279,000   Caterpillar, Inc.                                                                               22,470,660
   1,038,900   Cendant Corporation                                                                             21,390,951
     349,600   Danaher Corporation                                                                             19,273,448
     509,600   Eaton Corporation                                                                               32,588,920
     335,600   General Dynamics Corporation                                                                    34,271,472
   2,762,900   General Electric Company                                                                        94,270,148
     311,200   Ingersoll-Rand Company                                                                          21,298,528
     710,600   Masco Corporation                                                                               24,345,156
     926,200   Norfolk Southern Corporation                                                                    31,444,490
     296,400   PACCAR, Inc.(b)                                                                                 20,543,484
     325,800   Parker-Hannifin Corporation                                                                     23,011,254
   1,327,800   Tyco International, Ltd.                                                                        41,360,970
     380,100   United Technologies Corporation                                                                 35,280,882
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                              442,323,609
=========================================================================================================================

Information Technology (16.3%)
-------------------------------------------------------------------------------------------------------------------------
     375,700   Adobe Systems, Inc.                                                                             21,050,471
     827,300   Applied Materials, Inc.(c)                                                                      13,319,530
     511,000   Arrow Electronics, Inc.(c)                                                                      12,243,560
   3,135,600   Cisco Systems, Inc.(c)                                                                          60,234,876
   1,157,500   Dell, Inc.(c)                                                                                   40,581,950
   1,669,200   EMC Corporation(c)                                                                              21,482,604
     709,192   First Data Corporation                                                                          29,275,446
   2,670,700   Intel Corporation                                                                               59,449,782
     663,300   International Business Machines Corporation                                                     59,531,175
      84,400   Lexmark International, Inc.(c)                                                                  $7,014,484
   4,583,800   Microsoft Corporation                                                                          128,300,562
   1,455,400   Motorola, Inc.                                                                                  25,120,204
   2,247,100   Oracle Corporation(c)                                                                           28,448,286
     681,500   QUALCOMM, Inc.                                                                                  28,493,515
   1,397,500   Texas Instruments, Inc.                                                                         34,168,875
   1,208,800   Xerox Corporation(b,c)                                                                          17,853,976
     518,300   Xilinx, Inc.                                                                                    15,859,980
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   602,429,276
=========================================================================================================================

Materials (2.8%)
-------------------------------------------------------------------------------------------------------------------------
     631,300   Dow Chemical Company                                                                            28,370,622
     417,500   Eastman Chemical Company                                                                        19,818,725
     470,000   Praxair, Inc.                                                                                   19,834,000
     228,400   Temple-Inland, Inc.(b)                                                                          13,503,008
     342,100   Weyerhaeuser Company                                                                            21,429,144
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                102,955,499
=========================================================================================================================

Telecommunication Services (2.7%)
-------------------------------------------------------------------------------------------------------------------------
     780,900   Nextel Communications, Inc.(c)                                                                  20,686,041
   1,779,571   SBC Communications, Inc.                                                                        44,951,963
     890,900   Verizon Communications, Inc.                                                                    34,834,190
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                               100,472,194
=========================================================================================================================

Utilities (1.5%)
-------------------------------------------------------------------------------------------------------------------------
     319,600   Entergy Corporation                                                                             20,889,056
     572,000   TXU Corporation                                                                                 35,017,840
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 55,906,896
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $2,917,541,434)                                                     3,504,121,344
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (1.1%)          Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  38,888,518   Thrivent Financial Securities Lending Trust                      1.820%              N/A       $38,888,518
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $38,888,518)                                                                                    38,888,518
=========================================================================================================================
   Shares or
   Principal
      Amount   Short-Term Investments (4.1%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $15,000,000   Alcon Capital Corporation                                        1.820%       11/12/2004       $14,991,658
  30,000,000   Aquinas Funding, LLC                                             1.850         11/1/2004        30,000,000
  14,000,000   Citicorp                                                         1.780         11/8/2004        13,995,154
   9,500,000   Falcon Asset Securitization Corporation                          1.780         11/3/2004         9,499,061
  12,500,000   Federal Home Loan Mortgage Corporation                           1.780         11/9/2004        12,495,139
  10,045,000   Independence Funding, LLC                                        1.790         11/3/2004        10,044,001
  10,000,000   Northern Illinois Gas                                            1.780         11/1/2004        10,000,000
  26,426,574   Thrivent Money Market Fund                                       0.820               N/A        26,426,574
   5,075,000   Total Capital SA                                                 1.860         11/1/2004         5,075,000
18,635,000     Ventures Business Trust                                          1.850         11/1/2004        18,635,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                               151,161,587
=========================================================================================================================
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $3,107,591,539)                                                     $3,694,171,449
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Non-income producing security.

(d) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.






Large Cap Index Fund
Schedule of Investments as of October 31, 2004(a)

      Shares   Common Stock (96.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (10.9%)
-------------------------------------------------------------------------------------------------------------------------
       1,900   AutoNation, Inc.(b)                                                                                $32,737
         600   AutoZone, Inc.(b)                                                                                   49,086
       2,100   Bed Bath & Beyond, Inc.(b)                                                                          85,659
       2,250   Best Buy Company, Inc.                                                                             133,245
         900   Big Lots, Inc.(b)                                                                                   11,151
         600   Black & Decker Corporation                                                                          48,168
         700   Boise Cascade Corporation                                                                           20,664
         700   Brunswick Corporation                                                                               32,844
       4,400   Carnival Corporation                                                                               222,464
         800   Centex Corporation                                                                                  41,552
       1,300   Circuit City Stores, Inc.                                                                           21,125
       4,100   Clear Channel Communications, Inc.                                                                 136,940
       1,300   Coach, Inc.(b)                                                                                      60,619
      15,687   Comcast Corporation(b)                                                                             462,766
         600   Cooper Tire & Rubber Company                                                                        11,688
       1,100   Dana Corporation                                                                                    16,401
       1,200   Darden Restaurants, Inc.                                                                            29,400
       4,000   Delphi Corporation                                                                                  33,640
         700   Dillard's, Inc.                                                                                     14,343
       2,400   Dollar General Corporation                                                                          46,200
         700   Dow Jones & Company, Inc.                                                                           30,975
       2,000   Eastman Kodak Company                                                                               60,560
       4,600   eBay, Inc.(b)                                                                                      449,006
       1,200   Family Dollar Stores, Inc.                                                                          35,460
       1,200   Federated Department Stores, Inc.                                                                   60,540
      12,800   Ford Motor Company                                                                                 166,784
       1,100   Fortune Brands, Inc.                                                                                80,102
       1,800   Gannett Company, Inc.                                                                              149,310
       6,300   Gap, Inc.                                                                                          125,874
       3,900   General Motors Corporation(c)                                                                      150,345
       1,300   Genuine Parts Company                                                                               51,857
       1,300   Goodyear Tire & Rubber Company(b,c)                                                                 13,104
       2,000   Harley-Davidson, Inc.                                                                              115,140
         900   Harrah's Entertainment, Inc.                                                                        52,668
       1,300   Hasbro, Inc.                                                                                        22,997
       2,800   Hilton Hotels Corporation                                                                           55,720
      15,400   Home Depot, Inc.                                                                                   632,632
       2,400   International Game Technology                                                                       79,296
       2,900   Interpublic Group of Companies, Inc.(b)                                                             35,554
       2,000   J.C. Penney Company, Inc. (Holding Company)                                                         69,180
       1,300   Johnson Controls, Inc.                                                                              74,555
         900   Jones Apparel Group, Inc.                                                                           31,770
         400   KB Home                                                                                             32,900
         600   Knight-Ridder, Inc.                                                                                 41,118
       2,400   Kohl's Corporation(b)                                                                              121,824
       1,400   Leggett & Platt, Inc.                                                                               39,382
       3,300   Limited Brands, Inc.                                                                                81,774
         800   Liz Claiborne, Inc.                                                                                 32,704
       5,400   Lowe's Companies, Inc.                                                                             303,912
       1,600   Marriott International, Inc.                                                                        87,184
       2,900   Mattel, Inc.                                                                                        50,779
       2,000   May Department Stores Company                                                                       52,120
         600   Maytag Corporation(c)                                                                               10,440
       8,800   McDonald's Corporation                                                                             256,520
       1,400   McGraw-Hill Companies, Inc.                                                                        120,750
         400   Meredith Corporation                                                                                19,600
       1,100   New York Times Company                                                                              44,055
       2,000   Newell Rubbermaid, Inc.                                                                             43,120
       1,800   NIKE, Inc.                                                                                         146,358
       1,000   Nordstrom, Inc.                                                                                     43,180
       2,200   Office Depot, Inc.(b)                                                                               35,618
       1,300   Omnicom Group, Inc.                                                                                102,570
         900   Pulte Homes, Inc.                                                                                   49,392
       1,200   RadioShack Corporation                                                                              35,916
         500   Reebok International, Ltd.                                                                          18,500
       1,400   Sears, Roebuck and Company                                                                          49,000
       1,100   Sherwin-Williams Company                                                                            46,992
         500   Snap-On, Inc.                                                                                       14,690
         700   Stanley Works                                                                                       31,164
       3,400   Staples, Inc.                                                                                      101,116
       2,700   Starbucks Corporation(b)                                                                           142,776
       1,400   Starwood Hotels & Resorts Worldwide, Inc.                                                           66,822
       6,300   Target Corporation                                                                                 315,126
       1,000   Tiffany & Company                                                                                   29,330
      32,050   Time Warner, Inc.(b)                                                                               533,312
       3,400   TJX Companies, Inc.                                                                                 81,532
       1,600   Toys 'R' Us, Inc.(b)                                                                                28,816
       2,200   Tribune Company                                                                                     95,040
       2,200   Univision Communications, Inc.(b)                                                                   68,112
         800   VF Corporation                                                                                      43,064
      12,100   Viacom, Inc.                                                                                       441,529
       1,000   Visteon Corporation                                                                                  7,110
      14,400   Walt Disney Company                                                                                363,168
         900   Wendy's International, Inc.                                                                         30,033
         500   Whirlpool Corporation                                                                               29,375
       2,100   Yum! Brands, Inc.                                                                                   91,350
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     8,433,294
=========================================================================================================================

Consumer Staples (10.2%)
-------------------------------------------------------------------------------------------------------------------------
         400   Adolph Coors Company                                                                                26,680
         750   Alberto-Culver Company                                                                              33,645
       2,600   Albertson's, Inc.(c)                                                                                59,306
      14,400   Altria Group, Inc.                                                                                 697,824
       5,600   Anheuser-Busch Companies, Inc.                                                                     279,720
       4,496   Archer-Daniels-Midland Company                                                                      87,088
       3,300   Avon Products, Inc.                                                                                130,515
         900   Brown-Forman Corporation                                                                            40,410
       2,900   Campbell Soup Company                                                                               77,836
       1,500   Clorox Company                                                                                      81,900
      17,000   Coca-Cola Company                                                                                  691,220
       3,200   Coca-Cola Enterprises, Inc.                                                                         66,912
       3,700   Colgate-Palmolive Company                                                                          165,094
       3,800   ConAgra Foods, Inc.                                                                                100,320
       3,200   Costco Wholesale Corporation                                                                       153,408
       2,800   CVS Corporation                                                                                    121,688
       2,600   General Mills, Inc.                                                                                115,050
       7,000   Gillette Company                                                                                   290,360
       2,500   H.J. Heinz Company                                                                                  90,875
       1,800   Hershey Foods Corporation                                                                           91,242
       2,900   Kellogg Company                                                                                    124,700
       3,400   Kimberly-Clark Corporation                                                                         202,878
       5,100   Kroger Company(b)                                                                                   77,061
       1,000   McCormick & Company, Inc.                                                                           35,430
       1,800   Pepsi Bottling Group, Inc.                                                                          50,472
      11,890   PepsiCo, Inc.                                                                                      589,506
      17,800   Procter & Gamble Company                                                                           911,004
       1,000   Reynolds American, Inc.(c)                                                                          68,860
       3,100   Safeway, Inc.(b)                                                                                    56,544
       5,500   Sara Lee Corporation                                                                               128,040
       1,000   SUPERVALU, Inc.                                                                                     29,490
       4,400   SYSCO Corporation                                                                                  141,988
       1,200   UST, Inc.                                                                                           49,392
      29,800   Wal-Mart Stores, Inc.                                                                            1,606,816
       7,100   Walgreen Company                                                                                   254,819
       1,600   William Wrigley Jr. Company                                                                        104,640
       1,100   Winn-Dixie Stores, Inc.(c)                                                                           3,784
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           7,836,517
=========================================================================================================================

Energy (7.0%)
-------------------------------------------------------------------------------------------------------------------------
         600   Amerada Hess Corporation                                                                            48,426
       1,745   Anadarko Petroleum Corporation                                                                     117,700
       2,222   Apache Corporation                                                                                 112,655
         600   Ashland, Inc.                                                                                       34,572
       2,400   Baker Hughes, Inc.                                                                                 102,792
       1,200   BJ Services Company                                                                                 61,200
       2,700   Burlington Resources, Inc.                                                                         112,050
      14,956   ChevronTexaco Corporation                                                                          793,565
       4,748   ConocoPhillips                                                                                     400,304
       1,600   Devon Energy Corporation                                                                           118,352
       4,492   El Paso Corporation                                                                                 40,158
         800   EOG Resources, Inc.                                                                                 53,248
      45,700   Exxon Mobil Corporation                                                                          2,249,354
       3,100   Halliburton Company                                                                                114,824
       1,100   Kerr-McGee Corporation                                                                              65,142
         900   Kinder Morgan, Inc.                                                                                 57,933
       2,400   Marathon Oil Corporation                                                                            91,464
       1,100   Nabors Industries, Ltd.(b)                                                                          54,032
       1,000   Noble Corporation(b)                                                                                45,680
       2,700   Occidental Petroleum Corporation                                                                   150,741
         800   Rowan Companies, Inc.(b)                                                                            20,424
       4,100   Schlumberger, Ltd.                                                                                 258,054
         600   Sunoco, Inc.                                                                                        44,616
       2,200   Transocean, Inc.(b)                                                                                 77,550
       1,900   Unocal Corporation                                                                                  79,325
       1,800   Valero Energy Corporation                                                                           77,346
       3,800   Williams Companies, Inc.                                                                            47,538
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     5,429,045
=========================================================================================================================

Financials (19.8%)
-------------------------------------------------------------------------------------------------------------------------
       1,900   ACE, Ltd.                                                                                           72,314
       3,500   AFLAC, Inc.                                                                                        125,580
       4,800   Allstate Corporation                                                                               230,832
         850   Ambac Financial Group, Inc.                                                                         66,351
       8,900   American Express Company                                                                           472,323
      18,244   American International Group, Inc.                                                               1,107,593
       2,500   AmSouth Bancorporation                                                                              65,975
       2,200   Aon Corporation                                                                                     44,902
         700   Apartment Investment & Management Company                                                           25,683
      28,494   Bank of America Corporation                                                                      1,276,246
       5,400   Bank of New York Company, Inc.                                                                     175,284
       3,800   BB&T Corporation                                                                                   156,218
         800   Bear Stearns Companies, Inc.                                                                        75,800
       1,600   Capital One Financial Corporation                                                                  118,016
       9,600   Charles Schwab Corporation                                                                          87,840
       1,400   Chubb Corporation                                                                                  100,982
       1,245   Cincinnati Financial Corporation                                                                    51,979
       1,400   CIT Group, Inc.                                                                                     56,560
      36,306   Citigroup, Inc.                                                                                  1,610,897
       1,300   Comerica, Inc.                                                                                      79,963
       3,900   Countrywide Financial Corporation                                                                  124,527
       2,600   E*TRADE Financial Corporation(b)                                                                    33,540
       2,900   Equity Office Properties Trust                                                                      81,548
       2,000   Equity Residential REIT                                                                             66,700
       4,800   Federal Home Loan Mortgage Corporation                                                             319,680
       6,800   Federal National Mortgage Corporation                                                              477,020
         800   Federated Investors, Inc.                                                                           23,192
       3,922   Fifth Third Bancorp                                                                                192,923
         900   First Horizon National Corporation                                                                  38,952
       1,700   Franklin Resources, Inc.                                                                           103,054
       1,100   Golden West Financial Corporation                                                                  128,612
       3,400   Goldman Sachs Group, Inc.                                                                          334,492
       2,000   Hartford Financial Services Group, Inc.                                                            116,960
       1,710   Huntington Bancshares, Inc.                                                                         40,954
      24,958   J.P. Morgan Chase & Company                                                                        963,379
       1,700   Janus Capital Group, Inc.                                                                           25,925
       1,050   Jefferson-Pilot Corporation                                                                         50,704
       2,900   KeyCorp                                                                                             97,411
       1,900   Lehman Brothers Holdings, Inc.                                                                     156,085
       1,300   Lincoln National Corporation                                                                        56,940
       1,400   Loews Corporation                                                                                   83,860
         900   M&T Bank Corporation                                                                                92,700
       3,600   Marsh & McLennan Companies, Inc.                                                                    99,576
       1,600   Marshall & Ilsley Corporation                                                                       67,152
       1,100   MBIA, Inc.                                                                                          63,646
       8,900   MBNA Corporation                                                                                   228,107
       3,000   Mellon Financial Corporation                                                                        86,700
       6,600   Merrill Lynch & Company, Inc.                                                                      356,004
       5,200   MetLife, Inc.                                                                                      199,420
         700   MGIC Investment Corporation                                                                         45,017
       1,000   Moody's Corporation                                                                                 77,810
       7,700   Morgan Stanley and Company                                                                         393,393
       4,600   National City Corporation                                                                          179,262
       2,200   North Fork Bancorporation, Inc.                                                                     97,020
       1,600   Northern Trust Corporation                                                                          68,064
       1,300   Plum Creek Timber Company, Inc.                                                                     47,177
       2,000   PNC Financial Services Group, Inc.                                                                 104,600
       2,300   Principal Financial Group, Inc.                                                                     86,848
       1,400   Progressive Corporation                                                                            130,970
       1,300   ProLogis Trust                                                                                      50,674
       2,000   Providian Financial Corporation(b)                                                                  31,100
       3,600   Prudential Financial, Inc.                                                                         167,292
       3,301   Regions Financial Corporation                                                                      115,799
       1,000   SAFECO Corporation(c)                                                                               46,240
       1,500   Simon Property Group, Inc.                                                                          87,480
       3,000   SLM Corporation                                                                                    135,780
       2,400   SouthTrust Corporation                                                                             104,568
       2,500   Sovereign Bancorp, Inc.                                                                             54,125
       4,664   St. Paul Travelers Companies, Inc.                                                                 158,389
       2,300   State Street Corporation                                                                           103,615
       2,500   SunTrust Banks, Inc.                                                                               175,950
       2,200   Synovus Financial Corporation                                                                       59,818
       1,000   T. Rowe Price Group, Inc.                                                                           55,770
         800   Torchmark Corporation                                                                               43,216
      13,118   U.S. Bancorp                                                                                       375,306
       2,100   UnumProvident Corporation(c)                                                                        28,686
       9,100   Wachovia Corporation                                                                               447,811
       6,100   Washington Mutual, Inc.                                                                            236,131
      11,800   Wells Fargo & Company                                                                              704,696
       1,000   XL Capital, Ltd.                                                                                    72,500
         700   Zions Bancorporation                                                                                46,319
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                15,242,527
=========================================================================================================================

Health Care (12.2%)
-------------------------------------------------------------------------------------------------------------------------
      10,900   Abbott Laboratories                                                                                464,667
       1,000   Aetna, Inc.                                                                                         95,000
         900   Allergan, Inc.                                                                                      64,404
         900   AmerisourceBergen Corporation                                                                       49,536
       8,836   Amgen, Inc.(b)                                                                                     501,885
         900   Anthem, Inc.(b,c)                                                                                   72,360
       1,500   Applera Corporation (Applied Biosystems Group)                                                      28,620
         500   Bausch & Lomb, Inc.                                                                                 30,480
       4,300   Baxter International, Inc.                                                                         132,268
       1,700   Becton, Dickinson and Company                                                                       89,250
       2,290   Biogen Idec, Inc.(b)                                                                               133,186
       1,775   Biomet, Inc.                                                                                        82,857
       5,900   Boston Scientific Corporation                                                                      208,270
      13,600   Bristol-Myers Squibb Company                                                                       318,648
         800   C.R. Bard, Inc.                                                                                     45,440
       3,000   Cardinal Health, Inc.                                                                              140,250
       3,200   Caremark Rx, Inc.(b)                                                                                95,904
       1,400   Chiron Corporation(b)                                                                               45,388
         900   CIGNA Corporation                                                                                   57,114
       7,900   Eli Lilly and Company                                                                              433,789
         600   Express Scripts, Inc.(b)                                                                            38,400
         800   Fisher Scientific International, Inc.(b)                                                            45,888
       2,600   Forest Laboratories, Inc.(b)                                                                       115,960
       1,600   Genzyme Corporation(b)                                                                              83,952
       3,000   Gilead Sciences, Inc.                                                                              103,890
       2,200   Guidant Corporation                                                                                146,564
       3,300   HCA, Inc.                                                                                          121,209
       1,800   Health Management Associates, Inc.                                                                  37,188
       1,150   Hospira, Inc.(b)                                                                                    36,696
       1,200   Humana, Inc.(b)                                                                                     22,980
       1,700   IMS Health, Inc.                                                                                    36,006
      20,790   Johnson & Johnson                                                                                1,213,720
       1,633   King Pharmaceuticals, Inc.(b)                                                                       17,816
       1,000   Laboratory Corporation of America Holdings(b)                                                       45,800
         700   Manor Care, Inc.                                                                                    22,918
       2,000   McKesson Corporation                                                                                53,320
       1,825   Medco Health Solutions, Inc.(b)                                                                     61,886
       1,700   MedImmune, Inc.(b)                                                                                  48,314
       8,400   Medtronic, Inc.                                                                                    429,324
      15,500   Merck & Company, Inc.                                                                              485,305
         400   Millipore Corporation(b)                                                                            18,396
       1,800   Mylan Laboratories, Inc.(c)                                                                         30,996
       1,000   PerkinElmer, Inc.                                                                                   20,540
      53,040   Pfizer, Inc.                                                                                     1,535,508
         700   Quest Diagnostics, Inc.                                                                             61,278
      10,300   Schering-Plough Corporation                                                                        186,533
       1,200   St. Jude Medical, Inc.(b)                                                                           91,884
       2,800   Stryker Corporation                                                                                120,652
       3,200   Tenet Healthcare Corporation(b)                                                                     34,304
       1,200   Thermo Electron Corporation(b)                                                                      34,800
       4,600   UnitedHealth Group, Inc.                                                                           333,040
         900   Waters Corporation(b)                                                                               37,161
         700   Watson Pharmaceuticals, Inc.(b)                                                                     19,621
       1,100   WellPoint Health Networks, Inc.(b)                                                                 107,426
       9,300   Wyeth                                                                                              368,745
       1,640   Zimmer Holdings, Inc.(b)                                                                           127,248
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                9,384,584
=========================================================================================================================

Industrials (11.2%)
-------------------------------------------------------------------------------------------------------------------------
       5,400   3M Company                                                                                         418,878
       2,200   Allied Waste Industries, Inc.(b)                                                                    17,952
       1,400   American Power Conversion Corporation                                                               26,992
       1,600   American Standard Companies, Inc.                                                                   58,512
       1,300   Apollo Group, Inc.(b)                                                                               85,800
         800   Avery Dennison Corporation                                                                          48,672
       5,800   Boeing Company                                                                                     289,420
       2,700   Burlington Northern Santa Fe Corporation                                                           112,887
       2,400   Caterpillar, Inc.                                                                                  193,296
       7,400   Cendant Corporation                                                                                152,366
       1,300   Cintas Corporation                                                                                  56,082
         700   Cooper Industries, Ltd.                                                                             44,730
         500   Crane Company                                                                                       13,935
       1,600   CSX Corporation                                                                                     58,400
         400   Cummins, Inc.                                                                                       28,032
       2,100   Danaher Corporation                                                                                115,773
       1,700   Deere & Company                                                                                    101,626
       1,000   Delta Air Lines, Inc.(b,c)                                                                           5,450
         400   Deluxe Corporation                                                                                  15,236
       1,500   Dover Corporation                                                                                   58,905
       1,100   Eaton Corporation                                                                                   70,345
       2,900   Emerson Electric Company                                                                           185,745
       1,000   Equifax, Inc.                                                                                       26,150
       2,100   FedEx Corporation                                                                                  191,352
         700   Fluor Corporation                                                                                   32,508
       1,400   General Dynamics Corporation                                                                       142,968
      74,100   General Electric Company                                                                         2,528,294
         900   Goodrich Corporation                                                                                27,747
       1,200   H&R Block, Inc.                                                                                     57,060
       6,000   Honeywell International, Inc.                                                                      202,080
       2,100   Illinois Tool Works, Inc.                                                                          193,788
       1,200   Ingersoll-Rand Company                                                                              82,128
         700   ITT Industries, Inc.                                                                                56,798
       3,100   Lockheed Martin Corporation                                                                        170,779
       3,000   Masco Corporation                                                                                  102,780
         900   Monster Worldwide, Inc.(b)                                                                          25,245
         600   Navistar International Corporation(b)                                                               20,730
       2,700   Norfolk Southern Corporation                                                                        91,665
       2,434   Northrop Grumman Corporation                                                                       125,960
       1,225   PACCAR, Inc.                                                                                        84,905
         900   Pall Corporation                                                                                    23,274
         900   Parker-Hannifin Corporation                                                                         63,567
       1,700   Pitney Bowes, Inc.                                                                                  74,375
         700   Power-One, Inc.(b)                                                                                   4,914
       1,600   R.R. Donnelley & Sons Company                                                                       50,320
       3,100   Raytheon Company                                                                                   113,088
       1,200   Robert Half International, Inc.                                                                     31,836
       1,400   Rockwell Automation, Inc.                                                                           58,366
       1,400   Rockwell Collins, Inc.                                                                              49,658
         500   Ryder System, Inc.                                                                                  25,050
       5,500   Southwest Airlines Company                                                                          86,735
       1,000   Textron, Inc.                                                                                       68,150
      14,038   Tyco International, Ltd.                                                                           437,284
       1,900   Union Pacific Corporation                                                                          119,643
       7,800   United Parcel Service, Inc.                                                                        617,604
       3,500   United Technologies Corporation                                                                    324,870
         700   W.W. Grainger, Inc.                                                                                 41,013
       4,000   Waste Management, Inc.                                                                             113,920
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                8,625,638
=========================================================================================================================

Information Technology (15.6%)
-------------------------------------------------------------------------------------------------------------------------
       5,700   ADC Telecommunications, Inc.(b)                                                                     12,597
       1,600   Adobe Systems, Inc.                                                                                 89,648
       2,400   Advanced Micro Devices, Inc.(b,c)                                                                   40,368
         900   Affiliated Computer Services, Inc.(b)                                                               49,095
       3,400   Agilent Technologies, Inc.(b)                                                                       85,204
       2,600   Altera Corporation(b)                                                                              $59,098
       2,600   Analog Devices, Inc.                                                                               104,676
       1,200   Andrew Corporation(b)                                                                               16,776
       2,700   Apple Computer, Inc.(b)                                                                            141,831
      11,900   Applied Materials, Inc.(b)                                                                         191,590
       2,300   Applied Micro Circuits Corporation(b)                                                                8,372
         800   Autodesk, Inc.                                                                                      42,200
       4,100   Automatic Data Processing, Inc.                                                                    177,899
       3,125   Avaya, Inc.(b)                                                                                      45,000
       1,600   BMC Software, Inc.(b)                                                                               30,272
       2,200   Broadcom Corporation(b)                                                                             59,510
       4,000   CIENA Corporation(b)                                                                                 9,880
      47,500   Cisco Systems, Inc.(b)                                                                             912,475
       1,200   Citrix Systems, Inc.(b)                                                                             28,956
       4,100   Computer Associates International, Inc.                                                            113,611
       1,300   Computer Sciences Corporation(b)                                                                    64,571
       2,800   Compuware Corporation(b)                                                                            16,212
       1,400   Comverse Technology, Inc.(b)                                                                        28,896
       1,100   Convergys Corporation(b)                                                                            14,311
       9,700   Corning, Inc.(b)                                                                                   111,065
      17,500   Dell, Inc.(b)                                                                                      613,550
       2,100   Electronic Arts, Inc.                                                                               94,332
       3,500   Electronic Data Systems Corporation                                                                 74,445
      16,800   EMC Corporation(b)                                                                                 216,216
       6,003   First Data Corporation                                                                             247,804
       1,450   Fiserv, Inc.(b)                                                                                     51,533
       2,700   Gateway, Inc.(b)                                                                                    15,795
      21,141   Hewlett-Packard Company                                                                            394,491
      45,000   Intel Corporation                                                                                1,001,700
      11,700   International Business Machines Corporation                                                      1,050,075
       1,300   Intuit, Inc.(b)                                                                                     58,968
       1,400   Jabil Circuit, Inc.(b)                                                                              34,034
      10,100   JDS Uniphase Corporation(b)                                                                         32,017
       1,300   KLA-Tencor Corporation(b)                                                                           59,189
         900   Lexmark International, Inc.(b)                                                                      74,799
       2,100   Linear Technology Corporation                                                                       79,548
       2,800   LSI Logic Corporation(b,c)                                                                          12,740
      30,200   Lucent Technologies, Inc.(b,c)                                                                     107,210
       2,200   Maxim Integrated Products, Inc.                                                                     96,778
         600   Mercury Interactive Corporation(b)                                                                  26,058
       4,200   Micron Technology, Inc.(b)                                                                          51,156
      76,300   Microsoft Corporation                                                                            2,135,637
       1,400   Molex, Inc.                                                                                         41,398
      16,500   Motorola, Inc.                                                                                     284,790
       2,500   National Semiconductor Corporation                                                                  41,750
         700   NCR Corporation(b)                                                                                  39,445
       2,500   Network Appliance, Inc.(b)                                                                          61,175
       2,700   Novell, Inc.(b)                                                                                     19,413
       1,100   Novellus Systems, Inc.(b)                                                                           28,501
       1,200   NVIDIA Corporation(b)                                                                               17,364
      36,300   Oracle Corporation(b)                                                                              459,558
       1,900   Parametric Technology Corporation(b)                                                                 9,861
       2,600   Paychex, Inc.                                                                                       85,264
       2,500   PeopleSoft, Inc.(b)                                                                                 51,925
       1,300   PMC-Sierra, Inc.(b)                                                                                 13,338
         600   QLogic Corporation(b)                                                                               19,500
      11,400   QUALCOMM, Inc.                                                                                     476,634
       1,000   Sabre Holdings Corporation                                                                          21,510
       3,600   Sanmina-SCI Corporation(b)                                                                          28,800
       1,000   Scientific-Atlanta, Inc.                                                                            27,390
       3,500   Siebel Systems, Inc.(b)                                                                             33,250
       6,700   Solectron Corporation(b)                                                                            34,974
      23,300   Sun Microsystems, Inc.(b)                                                                          105,549
       2,000   SunGard Data Systems, Inc.(b)                                                                       52,980
       2,200   Symantec Corporation                                                                               125,268
       1,750   Symbol Technologies, Inc.                                                                           25,708
         700   Tektronix, Inc.                                                                                     21,231
       2,900   Tellabs, Inc.(b)                                                                                    23,200
       1,400   Teradyne, Inc.(b)                                                                                   23,184
      12,100   Texas Instruments, Inc.                                                                            295,845
       2,400   Unisys Corporation(b)                                                                               25,488
       3,000   VERITAS Software Corporation(b)                                                                     65,640
       5,800   Xerox Corporation(b)                                                                                85,666
       2,400   Xilinx, Inc.                                                                                        73,440
       9,500   Yahoo!, Inc.                                                                                       343,805
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    12,045,032
=========================================================================================================================

Materials (3.0%)
-------------------------------------------------------------------------------------------------------------------------
       1,600   Air Products and Chemicals, Inc.                                                                    85,088
       6,100   Alcoa, Inc.                                                                                        198,250
         700   Allegheny Technologies, Inc.                                                                        11,767
         900   Ball Corporation                                                                                    35,865
         800   Bemis Company, Inc.                                                                                 21,176
       6,583   Dow Chemical Company                                                                               295,840
       7,000   E.I. du Pont de Nemours and Company                                                                300,090
         600   Eastman Chemical Company                                                                            28,482
       1,900   Ecolab, Inc.                                                                                        64,315
         900   Engelhard Corporation                                                                               25,470
       1,200   Freeport-McMoRan Copper & Gold, Inc.                                                                43,464
       1,752   Georgia-Pacific Corporation                                                                         60,602
         400   Great Lakes Chemical Corporation                                                                    10,248
         900   Hercules, Inc.(b)                                                                                   12,852
         700   International Flavors & Fragrances, Inc.                                                            27,335
       3,400   International Paper Company                                                                        130,934
         800   Louisiana-Pacific Corporation                                                                       19,608
       1,491   MeadWestvaco Corporation                                                                            47,011
       1,784   Monsanto Company                                                                                    76,266
       3,100   Newmont Mining Corporation                                                                         147,312
       1,000   Nucor Corporation                                                                                   42,230
       1,100   Pactiv Corporation(b)                                                                               26,059
         600   Phelps Dodge Corporation                                                                            52,524
       1,300   PPG Industries, Inc.                                                                                82,875
       2,300   Praxair, Inc.                                                                                       97,060
       1,700   Rohm and Haas Company                                                                               72,063
         700   Sealed Air Corporation(b)                                                                           34,678
         600   Sigma-Aldrich Corporation                                                                           33,384
         500   Temple-Inland, Inc.                                                                                 29,560
         800   United States Steel Corporation                                                                     29,376
         800   Vulcan Materials Company                                                                            39,824
       1,700   Weyerhaeuser Company                                                                               106,488
         700   Worthington Industries, Inc.                                                                        13,895
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  2,301,991
=========================================================================================================================

Telecommunication Services (3.2%)
-------------------------------------------------------------------------------------------------------------------------
       2,200   ALLTEL Corporation                                                                                 120,846
       5,560   AT&T Corporation                                                                                    95,132
      12,800   BellSouth Corporation                                                                              341,376
       1,000   CenturyTel, Inc.                                                                                    32,090
       2,400   Citizens Communications Company                                                                     32,160
       7,800   Nextel Communications, Inc.(b)                                                                     206,622
      12,700   Qwest Communications International, Inc.(b)                                                         43,434
      23,200   SBC Communications, Inc.                                                                           586,032
      10,200   Sprint Corporation                                                                                 213,690
      19,400   Verizon Communications, Inc.                                                                       758,540
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                 2,429,922
=========================================================================================================================

Utilities (2.9%)
-------------------------------------------------------------------------------------------------------------------------
       4,500   AES Corporation(b)                                                                                  49,050
       1,000   Allegheny Energy, Inc.(b,c)                                                                         18,310
       1,400   Ameren Corporation                                                                                  67,200
       2,800   American Electric Power Company, Inc.                                                               92,204
       3,700   Calpine Corporation(b,c)                                                                             9,213
       2,200   CenterPoint Energy, Inc.                                                                            23,122
       1,300   Cinergy Corporation                                                                                 51,376
       1,400   CMS Energy Corporation(b,c)                                                                         13,104
       1,700   Consolidated Edison, Inc.                                                                           73,865
       1,300   Constellation Energy Group, Inc.                                                                    52,806
       2,300   Dominion Resources, Inc.                                                                           147,936
       1,300   DTE Energy Company                                                                                  55,523
       6,500   Duke Energy Corporation                                                                            159,445
       2,700   Dynegy, Inc.(b,c)                                                                                   13,311
       2,300   Edison International, Inc.                                                                          70,150
       1,600   Entergy Corporation                                                                                104,576
       4,550   Exelon Corporation                                                                                 180,271
       2,400   FirstEnergy Corporation                                                                             99,192
       1,400   FPL Group, Inc.                                                                                     96,460
       1,200   KeySpan Corporation                                                                                 47,940
         400   Nicor, Inc.(c)                                                                                      15,008
       1,937   NiSource, Inc.                                                                                      41,549
         400   Peoples Energy Corporation(c)                                                                       17,112
       2,800   PG&E Corporation(b)                                                                                 89,712
         700   Pinnacle West Capital Corporation                                                                   29,834
       1,400   PPL Corporation                                                                                     72,800
       1,827   Progress Energy, Inc.                                                                               75,455
       1,700   Public Service Enterprise Group, Inc.                                                               72,403
       1,700   Sempra Energy                                                                                       57,018
       5,100   Southern Company                                                                                   161,109
       1,400   TECO Energy, Inc.(c)                                                                                19,600
       2,000   TXU Corporation                                                                                    122,440
       2,855   Xcel Energy, Inc.(c)                                                                                48,820
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  2,247,914
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $76,340,614)                                                           73,976,464
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (1.1%)          Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     821,763   Thrivent Financial Securities Lending Trust                      1.820%              N/A          $821,763
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $821,763)                                                                                          821,763
=========================================================================================================================
      Shares   Short-Term Investments (2.9%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   2,255,900   Thrivent Money Market Fund(e)                                    0.820%              N/A        $2,255,900
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,255,900
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $79,418,277)                                                           $77,054,127
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield.

(e) At October 31, 2004, $134,400 in cash was pledged as the initial margin deposit for open financial futures contracts. In addition $2,255,900 of Short-Term
    Investments were earmarked as collateral to cover open financial futures contracts as follows:

                                                                                                  Notional
                             Number of         Expiration                                        Principal    Unrealized
  Type                       Contracts             Date          Position       Value              Amount         Gain
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Mini Futures            42           December 2004         Long       $2,373,631         $2,344,012     $29,619

The accompanying notes to the financial statements are an integral part of this schedule.





Large Cap Index Fund-I
Schedule of Investments as of October 31, 2004(a)

      Shares   Common Stock (97.8%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (11.1%)
-------------------------------------------------------------------------------------------------------------------------
         708   AutoNation, Inc.(b)                                                                                $12,199
         252   AutoZone, Inc.(b)                                                                                   20,616
         857   Bed Bath & Beyond, Inc.(b)                                                                          34,957
         861   Best Buy Company, Inc.                                                                              50,988
         302   Big Lots, Inc.(b)                                                                                    3,742
         201   Black & Decker Corporation                                                                          16,136
         201   Boise Cascade Corporation                                                                            5,934
         302   Brunswick Corporation                                                                               14,170
       1,765   Carnival Corporation                                                                                89,238
         302   Centex Corporation                                                                                  15,686
         554   Circuit City Stores, Inc.                                                                            9,002
       1,615   Clear Channel Communications, Inc.                                                                  53,941
         500   Coach, Inc.(b)                                                                                      23,315
       6,216   Comcast Corporation(b)                                                                             183,372
         251   Cooper Tire & Rubber Company                                                                         4,889
         404   Dana Corporation                                                                                     6,024
         480   Darden Restaurants, Inc.                                                                            11,760
       1,515   Delphi Corporation                                                                                  12,741
         201   Dillard's, Inc.                                                                                      4,118
         871   Dollar General Corporation                                                                          16,767
         200   Dow Jones & Company, Inc.                                                                            8,850
         758   Eastman Kodak Company                                                                               22,952
       1,816   eBay, Inc.(b)                                                                                      177,260
         505   Family Dollar Stores, Inc.                                                                          14,923
         503   Federated Department Stores, Inc.                                                                   25,376
       5,054   Ford Motor Company                                                                                  65,854
         354   Fortune Brands, Inc.                                                                                25,778
         704   Gannett Company, Inc.                                                                               58,397
       2,474   Gap, Inc.                                                                                           49,431
       1,565   General Motors Corporation(c)                                                                       60,331
         454   Genuine Parts Company                                                                               18,110
         503   Goodyear Tire & Rubber Company(b,c)                                                                  5,070
         808   Harley-Davidson, Inc.                                                                               46,517
         302   Harrah's Entertainment, Inc.                                                                        17,673
         504   Hasbro, Inc.                                                                                         8,916
       1,061   Hilton Hotels Corporation                                                                           21,114
       6,067   Home Depot, Inc.                                                                                   249,232
         908   International Game Technology                                                                       30,000
       1,160   Interpublic Group of Companies, Inc.(b)                                                             14,222
         756   J.C. Penney Company, Inc. (Holding Company)                                                         26,150
         504   Johnson Controls, Inc.                                                                              28,904
         354   Jones Apparel Group, Inc.                                                                           12,496
         100   KB Home                                                                                              8,225
         201   Knight-Ridder, Inc.                                                                                 13,775
         958   Kohl's Corporation(b)                                                                               48,628
         504   Leggett & Platt, Inc.                                                                               14,178
       1,264   Limited Brands, Inc.                                                                                31,322
         303   Liz Claiborne, Inc.                                                                                 12,387
       2,174   Lowe's Companies, Inc.                                                                             122,353
         655   Marriott International, Inc.                                                                        35,691
       1,162   Mattel, Inc.                                                                                        20,347
         756   May Department Stores Company                                                                       19,701
         250   Maytag Corporation(c)                                                                                4,350
       3,485   McDonald's Corporation                                                                             101,588
         504   McGraw-Hill Companies, Inc.                                                                         43,470
         100   Meredith Corporation                                                                                 4,900
         454   New York Times Company                                                                              18,183
         756   Newell Rubbermaid, Inc.                                                                             16,299
         757   NIKE, Inc.                                                                                          61,552
         352   Nordstrom, Inc.                                                                                     15,199
         907   Office Depot, Inc.(b)                                                                               14,684
         503   Omnicom Group, Inc.                                                                                 39,687
         302   Pulte Homes, Inc.                                                                                   16,574
         403   RadioShack Corporation                                                                              12,062
         200   Reebok International, Ltd.                                                                           7,400
         558   Sears, Roebuck and Company                                                                          19,530
         353   Sherwin-Williams Company                                                                            15,080
         200   Snap-On, Inc.                                                                                        5,876
         201   Stanley Works                                                                                        8,949
       1,412   Staples, Inc.                                                                                       41,993
       1,110   Starbucks Corporation(b)                                                                            58,697
         606   Starwood Hotels & Resorts Worldwide, Inc.                                                           28,924
       2,528   Target Corporation                                                                                 126,451
         404   Tiffany & Company                                                                                   11,849
      12,586   Time Warner, Inc.(b)                                                                               209,431
       1,316   TJX Companies, Inc.                                                                                 31,558
         554   Toys 'R' Us, Inc.(b)                                                                                 9,978
         906   Tribune Company                                                                                     39,139
         906   Univision Communications, Inc.(b)                                                                   28,050
         302   VF Corporation                                                                                      16,257
       4,823   Viacom, Inc.                                                                                       175,991
         329   Visteon Corporation                                                                                  2,339
       5,711   Walt Disney Company                                                                                144,031
         302   Wendy's International, Inc.                                                                         10,078
         151   Whirlpool Corporation                                                                                8,871
         759   Yum! Brands, Inc.                                                                                   33,016
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     3,285,794
=========================================================================================================================

Consumer Staples (10.4%)
-------------------------------------------------------------------------------------------------------------------------
         150   Adolph Coors Company                                                                                10,005
         201   Alberto-Culver Company                                                                               9,017
       1,059   Albertson's, Inc.(c)                                                                                24,156
       5,709   Altria Group, Inc.                                                                                 276,658
       2,225   Anheuser-Busch Companies, Inc.                                                                     111,139
       1,838   Archer-Daniels-Midland Company                                                                      35,602
       1,312   Avon Products, Inc.                                                                                 51,890
         300   Brown-Forman Corporation                                                                            13,470
       1,160   Campbell Soup Company                                                                               31,134
         605   Clorox Company                                                                                      33,033
       6,723   Coca-Cola Company                                                                                  273,357
       1,311   Coca-Cola Enterprises, Inc.                                                                         27,413
       1,465   Colgate-Palmolive Company                                                                           65,368
       1,412   ConAgra Foods, Inc.                                                                                 37,277
       1,261   Costco Wholesale Corporation                                                                        60,452
       1,110   CVS Corporation                                                                                     48,241
       1,060   General Mills, Inc.                                                                                 46,905
       2,780   Gillette Company                                                                                   115,314
         959   H.J. Heinz Company                                                                                  34,860
         704   Hershey Foods Corporation                                                                           35,686
       1,160   Kellogg Company                                                                                     49,880
       1,364   Kimberly-Clark Corporation                                                                          81,390
       2,072   Kroger Company(b)                                                                                   31,308
         404   McCormick & Company, Inc.                                                                           14,314
         708   Pepsi Bottling Group, Inc.                                                                          19,852
       4,697   PepsiCo, Inc.                                                                                      232,877
       6,974   Procter & Gamble Company                                                                           356,929
         402   Reynolds American, Inc.(c)                                                                          27,682
       1,261   Safeway, Inc.(b)                                                                                    23,001
       2,222   Sara Lee Corporation                                                                                51,728
         352   SUPERVALU, Inc.                                                                                     10,380
       1,768   SYSCO Corporation                                                                                   57,053
         503   UST, Inc.                                                                                           20,703
      11,682   Wal-Mart Stores, Inc.                                                                              629,893
       2,829   Walgreen Company                                                                                   101,533
         605   William Wrigley Jr. Company                                                                         39,567
         403   Winn-Dixie Stores, Inc.(c)                                                                           1,386
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           3,090,453
=========================================================================================================================

Energy (7.2%)
-------------------------------------------------------------------------------------------------------------------------
         251   Amerada Hess Corporation                                                                            20,258
         720   Anadarko Petroleum Corporation                                                                      48,564
         946   Apache Corporation                                                                                  47,962
         151   Ashland, Inc.                                                                                        8,701
         908   Baker Hughes, Inc.                                                                                  38,890
         455   BJ Services Company                                                                                 23,205
       1,110   Burlington Resources, Inc.                                                                          46,065
       5,872   ChevronTexaco Corporation                                                                          311,568
       1,862   ConocoPhillips                                                                                     156,985
         656   Devon Energy Corporation                                                                            48,524
       1,775   El Paso Corporation                                                                                 15,868
         303   EOG Resources, Inc.                                                                                 20,168
      18,005   Exxon Mobil Corporation                                                                            886,206
       1,262   Halliburton Company                                                                                 46,744
         451   Kerr-McGee Corporation                                                                              26,708
         353   Kinder Morgan, Inc.                                                                                 22,723
         907   Marathon Oil Corporation                                                                            34,566
         453   Nabors Industries, Ltd.(b)                                                                          22,251
         404   Noble Corporation(b)                                                                                18,455
       1,061   Occidental Petroleum Corporation                                                                    59,236
         301   Rowan Companies, Inc.(b)                                                                             7,685
       1,615   Schlumberger, Ltd.                                                                                 101,648
         201   Sunoco, Inc.                                                                                        14,946
         857   Transocean, Inc.(b)                                                                                 30,209
         756   Unocal Corporation                                                                                  31,563
         800   Valero Energy Corporation                                                                           34,376
       1,463   Williams Companies, Inc.                                                                            18,302
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,142,376
=========================================================================================================================

Financials (20.1%)
-------------------------------------------------------------------------------------------------------------------------
         757   ACE, Ltd.                                                                                           28,811
       1,363   AFLAC, Inc.                                                                                         48,904
       1,870   Allstate Corporation                                                                                89,928
         303   Ambac Financial Group, Inc.                                                                         23,652
       3,488   American Express Company                                                                           185,108
       7,227   American International Group, Inc.                                                                 438,751
         959   AmSouth Bancorporation                                                                              25,308
         907   Aon Corporation                                                                                     18,512
         253   Apartment Investment & Management Company                                                            9,283
      11,234   Bank of America Corporation                                                                        503,171
       2,172   Bank of New York Company, Inc.                                                                      70,503
       1,512   BB&T Corporation                                                                                    62,158
         252   Bear Stearns Companies, Inc.                                                                        23,877
         705   Capital One Financial Corporation                                                                   52,001
       3,787   Charles Schwab Corporation                                                                          34,651
         553   Chubb Corporation                                                                                   39,888
         429   Cincinnati Financial Corporation                                                                    17,911
         600   CIT Group, Inc.                                                                                     24,240
      14,260   Citigroup, Inc.                                                                                    632,716
         453   Comerica, Inc.                                                                                      27,864
       1,506   Countrywide Financial Corporation                                                                   48,087
       1,000   E*TRADE Financial Corporation(b)                                                                    12,900
       1,112   Equity Office Properties Trust                                                                      31,269
         758   Equity Residential REIT                                                                             25,279
       1,919   Federal Home Loan Mortgage Corporation                                                             127,805
       2,628   Federal National Mortgage Corporation                                                              184,354
         303   Federated Investors, Inc.                                                                            8,784
       1,607   Fifth Third Bancorp                                                                                 79,048
         354   First Horizon National Corporation                                                                  15,321
         655   Franklin Resources, Inc.                                                                            39,706
         453   Golden West Financial Corporation                                                                   52,965
       1,313   Goldman Sachs Group, Inc.                                                                          129,173
         856   Hartford Financial Services Group, Inc.                                                             50,059
         626   Huntington Bancshares, Inc.                                                                         14,993
       9,878   J.P. Morgan Chase & Company                                                                        381,291
         706   Janus Capital Group, Inc.                                                                           10,766
         330   Jefferson-Pilot Corporation                                                                         15,936
       1,110   KeyCorp                                                                                             37,285
         705   Lehman Brothers Holdings, Inc.                                                                      57,916
         453   Lincoln National Corporation                                                                        19,841
         554   Loews Corporation                                                                                   33,185
         300   M&T Bank Corporation                                                                                30,900
       1,466   Marsh & McLennan Companies, Inc.                                                                    40,550
         606   Marshall & Ilsley Corporation                                                                       25,434
         429   MBIA, Inc.                                                                                          24,822
       3,515   MBNA Corporation                                                                                    90,089
       1,161   Mellon Financial Corporation                                                                        33,553
       2,578   Merrill Lynch & Company, Inc.                                                                      139,057
       2,070   MetLife, Inc.                                                                                       79,384
         251   MGIC Investment Corporation                                                                         16,142
         453   Moody's Corporation                                                                                 35,248
       3,031   Morgan Stanley and Company                                                                         154,854
       1,816   National City Corporation                                                                           70,770
         905   North Fork Bancorporation, Inc.                                                                     39,910
         604   Northern Trust Corporation                                                                          25,694
         456   Plum Creek Timber Company, Inc.                                                                     16,548
         755   PNC Financial Services Group, Inc.                                                                  39,486
         860   Principal Financial Group, Inc.                                                                     32,474
         506   Progressive Corporation                                                                             47,336
         500   ProLogis Trust                                                                                      19,490
         806   Providian Financial Corporation(b)                                                                  12,533
       1,467   Prudential Financial, Inc.                                                                          68,171
       1,323   Regions Financial Corporation                                                                       46,411
         402   SAFECO Corporation(c)                                                                               18,588
         555   Simon Property Group, Inc.                                                                          32,368
       1,162   SLM Corporation                                                                                     52,592
         960   SouthTrust Corporation                                                                              41,827
         900   Sovereign Bancorp, Inc.                                                                             19,485
       1,853   St. Paul Travelers Companies, Inc.                                                                  62,928
         908   State Street Corporation                                                                            40,905
         956   SunTrust Banks, Inc.                                                                                67,283
         808   Synovus Financial Corporation                                                                       21,970
         351   T. Rowe Price Group, Inc.                                                                           19,575
         352   Torchmark Corporation                                                                               19,015
       5,169   U.S. Bancorp                                                                                       147,885
         857   UnumProvident Corporation(c)                                                                        11,707
       3,637   Wachovia Corporation                                                                               178,977
       2,378   Washington Mutual, Inc.                                                                             92,052
       4,648   Wells Fargo & Company                                                                              277,579
         404   XL Capital, Ltd.                                                                                    29,290
         252   Zions Bancorporation                                                                                16,675
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 5,972,757
=========================================================================================================================

Health Care (12.5%)
-------------------------------------------------------------------------------------------------------------------------
       4,296   Abbott Laboratories                                                                                183,138
         453   Aetna, Inc.                                                                                         43,035
         403   Allergan, Inc.                                                                                      28,839
         302   AmerisourceBergen Corporation                                                                       16,622
       3,507   Amgen, Inc.(b)                                                                                     199,198
         405   Anthem, Inc.(b)                                                                                     32,562
         554   Applera Corporation (Applied Biosystems Group)                                                      10,570
         101   Bausch & Lomb, Inc.                                                                                  6,157
       1,669   Baxter International, Inc.                                                                          51,338
         706   Becton, Dickinson and Company                                                                       37,065
         905   Biogen Idec, Inc.(b)                                                                                52,635
         744   Biomet, Inc.                                                                                        34,730
       2,322   Boston Scientific Corporation                                                                       81,967
       5,356   Bristol-Myers Squibb Company                                                                       125,491
         302   C.R. Bard, Inc.                                                                                     17,154
       1,237   Cardinal Health, Inc.                                                                               57,830
       1,300   Caremark Rx, Inc.(b)                                                                                38,961
         504   Chiron Corporation(b)                                                                               16,340
         404   CIGNA Corporation                                                                                   25,638
       3,083   Eli Lilly and Company                                                                              169,288
         200   Express Scripts, Inc.(b)                                                                            12,800
         300   Fisher Scientific International, Inc.(b)                                                            17,208
       1,012   Forest Laboratories, Inc.(b)                                                                        45,135
         606   Genzyme Corporation(b)                                                                              31,797
       1,200   Gilead Sciences, Inc.                                                                               41,556
         906   Guidant Corporation                                                                                 60,358
       1,363   HCA, Inc.                                                                                           50,063
         657   Health Management Associates, Inc.                                                                  13,574
         409   Hospira, Inc.(b)                                                                                    13,051
         454   Humana, Inc.(b)                                                                                      8,694
         654   IMS Health, Inc.                                                                                    13,852
       8,235   Johnson & Johnson                                                                                  480,759
         673   King Pharmaceuticals, Inc.(b)                                                                        7,342
         400   Laboratory Corporation of America Holdings(b)                                                       18,320
         251   Manor Care, Inc.                                                                                     8,218
         856   McKesson Corporation                                                                                22,821
         741   Medco Health Solutions, Inc.(b)                                                                     25,127
         707   MedImmune, Inc.(b)                                                                                  20,093
       3,334   Medtronic, Inc.                                                                                    170,401
       6,117   Merck & Company, Inc.                                                                              191,523
         150   Millipore Corporation(b)                                                                             6,898
         700   Mylan Laboratories, Inc.(c)                                                                         12,054
         352   PerkinElmer, Inc.                                                                                    7,230
      20,881   Pfizer, Inc.                                                                                       604,505
         303   Quest Diagnostics, Inc.                                                                             26,525
       4,043   Schering-Plough Corporation                                                                         73,219
         456   St. Jude Medical, Inc.(b)                                                                           34,916
       1,108   Stryker Corporation                                                                                 47,744
       1,290   Tenet Healthcare Corporation(b)                                                                     13,829
         454   Thermo Electron Corporation(b)                                                                      13,166
       1,816   UnitedHealth Group, Inc.                                                                           131,478
         354   Waters Corporation(b)                                                                               14,617
         301   Watson Pharmaceuticals, Inc.(b)                                                                      8,437
         455   WellPoint Health Networks, Inc.(b)                                                                  44,435
       3,639   Wyeth                                                                                              144,286
         639   Zimmer Holdings, Inc.(b)                                                                            49,580
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                3,714,169
=========================================================================================================================

Industrials (11.3%)
-------------------------------------------------------------------------------------------------------------------------
       2,124   3M Company                                                                                         164,759
         854   Allied Waste Industries, Inc.(b,c)                                                                   6,969
         505   American Power Conversion Corporation                                                                9,736
         556   American Standard Companies, Inc.                                                                   20,333
         555   Apollo Group, Inc.(b)                                                                               36,630
         302   Avery Dennison Corporation                                                                          18,374
       2,274   Boeing Company                                                                                     113,473
       1,058   Burlington Northern Santa Fe Corporation                                                            44,235
         959   Caterpillar, Inc.                                                                                   77,238
       2,929   Cendant Corporation                                                                                 60,308
         505   Cintas Corporation                                                                                  21,786
         252   Cooper Industries, Ltd.                                                                             16,103
         200   Crane Company                                                                                        5,574
         554   CSX Corporation                                                                                     20,221
         150   Cummins, Inc.                                                                                       10,512
         804   Danaher Corporation                                                                                 44,325
         655   Deere & Company                                                                                     39,156
         302   Delta Air Lines, Inc.(b,c)                                                                           1,646
         101   Deluxe Corporation                                                                                   3,847
         554   Dover Corporation                                                                                   21,756
         404   Eaton Corporation                                                                                   25,836
       1,161   Emerson Electric Company                                                                            74,362
         403   Equifax, Inc.                                                                                       10,538
         807   FedEx Corporation                                                                                   73,534
         202   Fluor Corporation                                                                                    9,381
         554   General Dynamics Corporation                                                                        56,574
      29,150   General Electric Company                                                                           994,597
         301   Goodrich Corporation                                                                                 9,280
         455   H&R Block, Inc.                                                                                     21,635
       2,424   Honeywell International, Inc.                                                                       81,640
         807   Illinois Tool Works, Inc.                                                                           74,470
         504   Ingersoll-Rand Company                                                                              34,494
         252   ITT Industries, Inc.                                                                                20,447
       1,262   Lockheed Martin Corporation                                                                         69,524
       1,161   Masco Corporation                                                                                   39,776
         301   Monster Worldwide, Inc.(b)                                                                           8,443
         150   Navistar International Corporation(b)                                                                5,182
       1,110   Norfolk Southern Corporation                                                                        37,684
         946   Northrop Grumman Corporation                                                                        48,956
         443   PACCAR, Inc.                                                                                        30,704
         351   Pall Corporation                                                                                     9,077
         352   Parker-Hannifin Corporation                                                                         24,862
         655   Pitney Bowes, Inc.                                                                                  28,656
         251   Power-One, Inc.(b)                                                                                   1,762
         601   R.R. Donnelley & Sons Company                                                                       18,901
       1,259   Raytheon Company                                                                                    45,928
         505   Robert Half International, Inc.                                                                     13,398
         554   Rockwell Automation, Inc.                                                                           23,096
         454   Rockwell Collins, Inc.                                                                              16,103
         200   Ryder System, Inc.                                                                                  10,020
       2,195   Southwest Airlines Company                                                                          34,615
         402   Textron, Inc.                                                                                       27,396
       5,561   Tyco International, Ltd.                                                                           173,225
         756   Union Pacific Corporation                                                                           47,605
       3,084   United Parcel Service, Inc.                                                                        244,191
       1,411   United Technologies Corporation                                                                    130,969
         252   W.W. Grainger, Inc.                                                                                 14,765
       1,564   Waste Management, Inc.                                                                              44,543
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                3,373,150
=========================================================================================================================

Information Technology (16.0%)
-------------------------------------------------------------------------------------------------------------------------
       2,272   ADC Telecommunications, Inc.(b)                                                                      5,021
         655   Adobe Systems, Inc.                                                                                 36,700
       1,007   Advanced Micro Devices, Inc.(b,c)                                                                   16,938
         400   Affiliated Computer Services, Inc.(b)                                                               21,820
       1,351   Agilent Technologies, Inc.(b)                                                                       33,856
       1,059   Altera Corporation(b)                                                                               24,071
       1,010   Analog Devices, Inc.                                                                                40,663
         451   Andrew Corporation(b)                                                                                6,305
       1,110   Apple Computer, Inc.(b)                                                                             58,308
       4,702   Applied Materials, Inc.(b)                                                                          75,702
         858   Applied Micro Circuits Corporation(b)                                                                3,123
         302   Autodesk, Inc.                                                                                      15,930
       1,565   Automatic Data Processing, Inc.                                                                     67,905
       1,218   Avaya, Inc.(b)                                                                                      17,539
         607   BMC Software, Inc.(b)                                                                               11,484
         855   Broadcom Corporation(b)                                                                             23,128
       1,560   CIENA Corporation(b)                                                                                 3,853
      18,714   Cisco Systems, Inc.(b)                                                                             359,496
         503   Citrix Systems, Inc.(b)                                                                             12,137
       1,665   Computer Associates International, Inc.                                                             46,137
         504   Computer Sciences Corporation(b)                                                                    25,034
       1,059   Compuware Corporation(b)                                                                             6,132
         554   Comverse Technology, Inc.(b)                                                                        11,435
         404   Convergys Corporation(b)                                                                             5,256
       3,833   Corning, Inc.(b)                                                                                    43,888
       6,876   Dell, Inc.(b)                                                                                      241,073
         808   Electronic Arts, Inc.                                                                               36,295
       1,412   Electronic Data Systems Corporation                                                                 30,033
       6,615   EMC Corporation(b)                                                                                  85,135
       2,365   First Data Corporation                                                                              97,627
         580   Fiserv, Inc.(b)                                                                                     20,613
       1,057   Gateway, Inc.(b)                                                                                     6,183
       8,307   Hewlett-Packard Company                                                                            155,009
      17,749   Intel Corporation                                                                                  395,093
       4,648   International Business Machines Corporation                                                        417,158
         555   Intuit, Inc.(b)                                                                                     25,175
         505   Jabil Circuit, Inc.(b)                                                                              12,277
       3,941   JDS Uniphase Corporation(b)                                                                         12,493
         504   KLA-Tencor Corporation(b)                                                                           22,947
         351   Lexmark International, Inc.(b)                                                                      29,172
         857   Linear Technology Corporation                                                                       32,463
       1,108   LSI Logic Corporation(b,c)                                                                           5,041
      11,916   Lucent Technologies, Inc.(b,c)                                                                      42,302
         859   Maxim Integrated Products, Inc.                                                                     37,787
         301   Mercury Interactive Corporation(b)                                                                  13,072
       1,666   Micron Technology, Inc.(b)                                                                          20,292
      30,025   Microsoft Corporation                                                                              840,400
         567   Molex, Inc.                                                                                         16,766
       6,551   Motorola, Inc.                                                                                     113,070
       1,008   National Semiconductor Corporation                                                                  16,834
         251   NCR Corporation(b)                                                                                  14,144
       1,008   Network Appliance, Inc.(b)                                                                          24,666
       1,109   Novell, Inc.(b)                                                                                      7,974
         353   Novellus Systems, Inc.(b)                                                                            9,146
         455   NVIDIA Corporation(b)                                                                                6,584
      14,257   Oracle Corporation(b)                                                                              180,494
         706   Parametric Technology Corporation(b)                                                                 3,664
       1,085   Paychex, Inc.                                                                                       35,581
       1,007   PeopleSoft, Inc.(b)                                                                                 20,915
         504   PMC-Sierra, Inc.(b)                                                                                  5,171
         251   QLogic Corporation(b)                                                                                8,158
       4,542   QUALCOMM, Inc.                                                                                     189,901
         389   Sabre Holdings Corporation                                                                           8,367
       1,413   Sanmina-SCI Corporation(b)                                                                          11,304
         453   Scientific-Atlanta, Inc.                                                                            12,408
       1,362   Siebel Systems, Inc.(b)                                                                             12,939
       2,672   Solectron Corporation(b)                                                                            13,948
       9,196   Sun Microsystems, Inc.(b)                                                                           41,658
         808   SunGard Data Systems, Inc.(b)                                                                       21,404
         910   Symantec Corporation                                                                                51,815
         630   Symbol Technologies, Inc.                                                                            9,255
         201   Tektronix, Inc.                                                                                      6,096
       1,160   Tellabs, Inc.(b)                                                                                     9,280
         554   Teradyne, Inc.(b)                                                                                    9,174
       4,798   Texas Instruments, Inc.                                                                            117,311
         957   Unisys Corporation(b)                                                                               10,163
       1,160   VERITAS Software Corporation(b)                                                                     25,381
       2,271   Xerox Corporation(b)                                                                                33,543
       1,006   Xilinx, Inc.                                                                                        30,784
       3,728   Yahoo!, Inc.                                                                                       134,916
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     4,762,315
=========================================================================================================================

Materials (3.0%)
-------------------------------------------------------------------------------------------------------------------------
         656   Air Products and Chemicals, Inc.                                                                    34,886
       2,386   Alcoa, Inc.                                                                                         77,545
         251   Allegheny Technologies, Inc.                                                                         4,219
         302   Ball Corporation                                                                                    12,035
         302   Bemis Company, Inc.                                                                                  7,994
       2,618   Dow Chemical Company                                                                               117,653
       2,729   E.I. du Pont de Nemours and Company                                                                116,992
         201   Eastman Chemical Company                                                                             9,541
         704   Ecolab, Inc.                                                                                        23,830
         352   Engelhard Corporation                                                                                9,962
         503   Freeport-McMoRan Copper & Gold, Inc.(c)                                                             18,219
         708   Georgia-Pacific Corporation                                                                         24,490
         151   Great Lakes Chemical Corporation                                                                     3,869
         352   Hercules, Inc.(b)                                                                                    5,027
         251   International Flavors & Fragrances, Inc.                                                             9,802
       1,319   International Paper Company                                                                         50,795
         351   Louisiana-Pacific Corporation                                                                        8,603
         596   MeadWestvaco Corporation                                                                            18,792
         723   Monsanto Company                                                                                    30,908
       1,260   Newmont Mining Corporation                                                                          59,875
         402   Nucor Corporation                                                                                   16,976
         454   Pactiv Corporation(b)                                                                               10,755
         301   Phelps Dodge Corporation                                                                            26,350
         504   PPG Industries, Inc.                                                                                32,130
         908   Praxair, Inc.                                                                                       38,318
         606   Rohm and Haas Company                                                                               25,688
         201   Sealed Air Corporation(b)                                                                            9,958
         151   Sigma-Aldrich Corporation                                                                            8,402
         201   Temple-Inland, Inc.                                                                                 11,883
         351   United States Steel Corporation                                                                     12,889
         251   Vulcan Materials Company                                                                            12,495
         705   Weyerhaeuser Company                                                                                44,161
         201   Worthington Industries, Inc.                                                                         3,990
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    899,032
=========================================================================================================================

Telecommunication Services (3.2%)
-------------------------------------------------------------------------------------------------------------------------
         857   ALLTEL Corporation                                                                                  47,075
       2,187   AT&T Corporation                                                                                    37,420
       5,054   BellSouth Corporation                                                                              134,790
         404   CenturyTel, Inc.                                                                                    12,964
         907   Citizens Communications Company                                                                     12,154
       3,078   Nextel Communications, Inc.(b)                                                                      81,536
       5,036   Qwest Communications International, Inc.(b)                                                         17,223
       9,198   SBC Communications, Inc.                                                                           232,341
       3,987   Sprint Corporation                                                                                  83,528
       7,674   Verizon Communications, Inc.                                                                       300,053
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   959,084
=========================================================================================================================

Utilities (3.0%)
-------------------------------------------------------------------------------------------------------------------------
       1,764   AES Corporation(b)                                                                                  19,228
         352   Allegheny Energy, Inc.(b,c)                                                                          6,445
         503   Ameren Corporation                                                                                  24,144
       1,129   American Electric Power Company, Inc.                                                               37,178
       1,459   Calpine Corporation(b,c)                                                                             3,633
         806   CenterPoint Energy, Inc.                                                                             8,471
         503   Cinergy Corporation                                                                                 19,879
         502   CMS Energy Corporation(b,c)                                                                          4,699
         657   Consolidated Edison, Inc.                                                                           28,547
         503   Constellation Energy Group, Inc.                                                                    20,432
         929   Dominion Resources, Inc.                                                                            59,753
         503   DTE Energy Company                                                                                  21,483
       2,624   Duke Energy Corporation                                                                             64,367
       1,009   Dynegy, Inc.(b,c)                                                                                    4,974
         858   Edison International, Inc.                                                                          26,169
         606   Entergy Corporation                                                                                 39,608
       1,864   Exelon Corporation                                                                                  73,852
         958   FirstEnergy Corporation                                                                             39,594
         553   FPL Group, Inc.                                                                                     38,102
         454   KeySpan Corporation                                                                                 18,137
         150   Nicor, Inc.(c)                                                                                       5,628
         775   NiSource, Inc.                                                                                      16,624
         150   Peoples Energy Corporation(c)                                                                        6,417
       1,060   PG&E Corporation(b)                                                                                 33,962
         301   Pinnacle West Capital Corporation                                                                   12,829
         503   PPL Corporation                                                                                     26,156
         682   Progress Energy, Inc.                                                                               28,167
         606   Public Service Enterprise Group, Inc.                                                               25,810
         659   Sempra Energy                                                                                       22,103
       2,070   Southern Company                                                                                    65,391
         504   TECO Energy, Inc.(c)                                                                                 7,056
         857   TXU Corporation                                                                                     52,466
       1,114   Xcel Energy, Inc.(c)                                                                                19,049
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    880,353
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $29,146,534)                                                           29,079,483
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (1.1%)          Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     322,973   Thrivent Financial Securities Lending Trust                      1.820%              N/A          $322,973
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $322,973)                                                                                          322,973
=========================================================================================================================
      Shares   Short-Term Investments (1.1%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     322,075   Thrivent Money Market Fund(e)                                    0.820%              N/A          $322,075
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   322,075
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $29,791,582)                                                           $29,724,531
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield.

(e) At October 31, 2004, $22,400 in cash was pledged as the initial margin deposit for open financial futures contracts. In addition $322,075 of Short-Term
    Investments were earmarked as collateral to cover open financial futures contracts as follows:

                                                                                                  Notional
                             Number of         Expiration                                        Principal    Unrealized
  Type                       Contracts             Date          Position       Value              Amount         Gain
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Mini Futures             6           December 2004         Long        $339,090           $332,907       $6,183

The accompanying notes to the financial statements are an integral part of this schedule.






Balanced Fund
Schedule of Investments as of October 31, 2004(a)

      Shares   Common Stock (54.6%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (6.8%)
-------------------------------------------------------------------------------------------------------------------------
       8,400   Advance Auto Parts, Inc.                                                                          $328,608
       8,200   ADVO, Inc.                                                                                         261,990
      13,850   Aeropostale, Inc.                                                                                  436,968
      10,200   American Eagle Outfitters, Inc.(b)                                                                 416,976
      18,200   AnnTaylor Stores Corporation                                                                       408,772
      65,300   Applebee's International, Inc.(c)                                                                1,493,411
      14,600   Autoliv, Inc.                                                                                      624,150
       6,300   Bed Bath & Beyond, Inc.(d)                                                                         256,977
      10,700   Best Buy Company, Inc.                                                                             633,654
      15,400   Boyd Gaming Corporation                                                                            515,746
      13,900   Brunswick Corporation                                                                              652,188
      63,200   Carnival Corporation                                                                             3,195,392
      13,500   Children's Place Retail Stores, Inc.(c,d)                                                          416,745
      88,300   DIRECTV Group, Inc.(d)                                                                           1,480,791
      13,400   eBay, Inc.(d)                                                                                    1,307,974
      25,200   Guess ?, Inc.(d)                                                                                   420,840
       6,300   Harley-Davidson, Inc.                                                                              362,691
     110,200   Hilton Hotels Corporation                                                                        2,192,980
      32,100   Home Depot, Inc.                                                                                 1,318,668
       7,700   International Game Technology                                                                      254,408
      12,100   International Speedway Corporation                                                                 569,184
      11,600   J.C. Penney Company, Inc. (Holding Company)                                                        401,244
      19,400   Kohl's Corporation(d)                                                                              984,744
      21,900   Lions Gate Entertainment Corporation(c,d)                                                          214,839
      21,800   Lowe's Companies, Inc.                                                                           1,226,904
      15,200   Nordstrom, Inc.                                                                                    656,336
      14,200   PETsMART, Inc.                                                                                     454,116
      10,400   Polo Ralph Lauren Corporation                                                                      384,072
       7,400   Select Comfort Corporation(c,d)                                                                    126,688
      25,400   Staples, Inc.                                                                                      755,396
      26,300   Target Corporation                                                                               1,315,526
      67,400   Viacom, Inc.                                                                                     2,459,426
     110,800   Walt Disney Company                                                                              2,794,376
      17,200   Warnaco Group, Inc.(d)                                                                             350,880
      39,300   Yum! Brands, Inc.                                                                                1,709,550
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    31,383,210
=========================================================================================================================

Consumer Staples (5.2%)
-------------------------------------------------------------------------------------------------------------------------
      43,900   Altria Group, Inc.                                                                               2,127,394
      25,800   Anheuser-Busch Companies, Inc.                                                                   1,288,710
      23,900   Archer-Daniels-Midland Company                                                                     462,943
      10,200   Avon Products, Inc.                                                                                403,410
      22,600   Casey's General Stores, Inc.                                                                       402,280
      58,100   Coca-Cola Company                                                                                2,362,346
      11,300   Colgate-Palmolive Company                                                                          504,206
       4,800   Costco Wholesale Corporation                                                                       230,112
       8,300   CVS Corporation                                                                                    360,718
      16,600   Elizabeth Arden, Inc.(c,d)                                                                         398,068
      22,800   General Mills, Inc.(b)                                                                           1,008,900
      16,400   Gillette Company                                                                                   680,272
      15,500   Kellogg Company                                                                                    666,500
      10,700   Kimberly-Clark Corporation                                                                         638,469
      22,900   Kroger Company(d)                                                                                  346,019
      20,300   Pepsi Bottling Group, Inc.                                                                         569,212
      37,500   PepsiCo, Inc.                                                                                    1,859,250
      54,600   Procter & Gamble Company                                                                         2,794,428
       1,900   Reynolds American, Inc.(c)                                                                         130,834
      10,400   Sara Lee Corporation                                                                               242,112
       7,700   SUPERVALU, Inc.                                                                                    227,073
      14,700   SYSCO Corporation                                                                                  474,369
      19,100   Tyson Foods, Inc.                                                                                  276,950
      99,600   Wal-Mart Stores, Inc.                                                                            5,370,432
      14,200   Walgreen Company                                                                                   509,638
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          24,334,645
=========================================================================================================================

Energy (4.0%)
-------------------------------------------------------------------------------------------------------------------------
      13,518   Apache Corporation                                                                                 685,363
      16,000   BJ Services Company                                                                                816,000
      51,200   ChevronTexaco Corporation                                                                        2,716,672
      14,500   ConocoPhillips                                                                                   1,222,495
      13,100   Cooper Cameron Corporation(d)                                                                      633,385
       8,600   EOG Resources, Inc.                                                                                572,416
     150,586   Exxon Mobil Corporation(b)                                                                       7,411,837
      21,700   Halliburton Company                                                                                803,768
      10,200   Nabors Industries, Ltd.(d)                                                                         501,024
       6,700   Newfield Exploration Company(d)                                                                    389,940
      17,800   Noble Corporation(d)                                                                               813,104
      23,000   Patterson-UTI Energy, Inc.                                                                         442,290
       5,900   Precision Drilling Corporation(d)                                                                  363,794
       8,300   Smith International, Inc.(d)                                                                       482,064
      10,700   Weatherford International, Ltd.(d)                                                                 559,182
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    18,413,334
=========================================================================================================================

Financials (11.0%)
-------------------------------------------------------------------------------------------------------------------------
       5,650   Affiliated Managers Group, Inc.(c)                                                                 315,496
      47,400   Allstate Corporation                                                                             2,279,466
       1,700   AMB Property Corporation                                                                            63,750
      26,700   American Capital Strategies, Ltd.(c)                                                               826,365
       4,800   American Express Company                                                                           254,736
      50,462   American International Group, Inc.                                                               3,063,548
      70,900   Ameritrade Holding Corporation(d)                                                                  923,118
       1,900   Apartment Investment & Management Company                                                           69,711
      22,200   Apollo Investment Corporation(c)                                                                   301,920
     102,400   Bank of America Corporation(b)                                                                   4,586,496
         800   Capital Automotive REIT                                                                             25,808
       7,000   Capital One Financial Corporation                                                                  516,320
      25,700   CIT Group, Inc.                                                                                  1,038,280
     118,845   Citigroup, Inc.(b)                                                                               5,273,153
      10,700   City National Corporation                                                                          737,230
         500   Colonial Properties Trust                                                                           19,490
      14,400   Commercial Capital Bancorp, Inc.(c)                                                                322,992
       1,000   Commercial Net Lease Realty, Inc.                                                                   19,230
      26,998   Countrywide Financial Corporation                                                                  862,046
       2,200   Developers Diversified Realty Corporation                                                           91,960
      18,900   Doral Financial Corporation                                                                        793,422
         500   Entertainment Properties Trust                                                                      19,950
       8,500   Equity Office Properties Trust                                                                     239,020
       5,900   Equity Residential REIT                                                                            196,765
         500   Essex Property Trust, Inc.                                                                          39,230
      36,500   Federal National Mortgage Corporation                                                            2,560,475
         500   Gables Residential Trust(c)                                                                         18,250
         700   Glenborough Realty Trust, Inc.                                                                      14,700
      15,600   Goldman Sachs Group, Inc.                                                                        1,534,728
      62,100   HCC Insurance Holdings, Inc.                                                                     1,844,370
       1,000   Highwoods Properties, Inc.                                                                          24,810
       1,300   Hospitality Properties Trust                                                                        55,705
      27,300   Investors Financial Services Corporation(c)                                                      1,050,777
      75,092   J.P. Morgan Chase & Company                                                                      2,898,551
         500   Kilroy Realty Corporation                                                                           19,875
      29,700   Knight Trading Group, Inc.(c,d)                                                                    308,583
       2,400   Legg Mason, Inc.                                                                                   152,904
       4,800   Lehman Brothers Holdings, Inc.                                                                     394,320
       1,000   Lexington Corporate Properties Trust                                                                22,440
       1,800   Liberty Property Trust                                                                              72,990
       1,300   Mack-Cali Realty Corporation                                                                        57,421
      16,800   Main Street Banks, Inc.(c)                                                                         493,248
      13,400   MB Financial, Inc.(c)                                                                              572,716
      48,550   MBNA Corporation                                                                                 1,244,336
      14,275   Mercantile Bank Corporation                                                                        537,026
      17,900   MetLife, Inc.                                                                                      686,465
      32,100   Morgan Stanley and Company                                                                       1,639,989
       1,000   New Century Financial Corporation                                                                   55,150
       2,100   New Plan Excel Realty Trust, Inc.                                                                   54,936
      31,800   North Fork Bancorporation, Inc.                                                                  1,402,380
      32,700   PartnerRe, Ltd.                                                                                  1,901,505
      19,100   Pinnacle Financial Partners, Inc.(c,d)                                                             429,177
       3,800   Plum Creek Timber Company, Inc.                                                                    137,902
       3,700   ProLogis Trust                                                                                     144,226
      33,700   Providian Financial Corporation(d)                                                                 524,035
      12,100   Prudential Financial, Inc.                                                                         562,287
       1,100   Rayonier, Inc. REIT                                                                                 52,140
       1,000   Shurgard Storage Centers, Inc.                                                                      39,700
       6,400   Silicon Valley Bancshares(c,d)                                                                     256,064
       4,700   Simon Property Group, Inc.                                                                         274,104
      17,700   Sovereign Bancorp, Inc.                                                                            383,205
         300   Sovran Self Storage, Inc.                                                                           11,721
      14,400   U.S. Bancorp                                                                                       411,984
       9,400   UCBH Holdings, Inc.                                                                                405,046
       2,600   United Dominion Realty Trust, Inc.                                                                  54,808
      25,200   Vineyard National Bancorp Company(c)                                                               736,344
      11,600   Virginia Commerce Bancorp, Inc.(c,d)                                                               341,040
       8,100   Wachovia Corporation                                                                               398,601
      54,400   Wells Fargo & Company                                                                            3,248,768
       6,900   Wintrust Financial Corporation                                                                     393,300
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                51,302,604
=========================================================================================================================

Health Care (6.7%)
-------------------------------------------------------------------------------------------------------------------------
      22,800   Abbott Laboratories                                                                                971,964
       6,700   Advanced Medical Optics, Inc.(c,d)                                                                 261,970
       2,600   Aetna, Inc.                                                                                        247,000
      26,200   Amgen, Inc.(d)                                                                                   1,488,160
       1,700   Anthem, Inc.(c,d)                                                                                  136,680
       3,200   Bausch & Lomb, Inc.                                                                                195,072
      15,800   Baxter International, Inc.                                                                         486,008
       2,200   Beckman Coulter, Inc.(c)                                                                           130,900
       2,400   Becton, Dickinson and Company                                                                      126,000
       7,000   Biogen Idec, Inc.(d)                                                                               407,120
       3,200   Biomet, Inc.                                                                                       149,376
      10,400   Boston Scientific Corporation                                                                      367,120
      15,500   Bristol-Myers Squibb Company                                                                       363,165
       5,900   C.R. Bard, Inc.                                                                                    335,120
       9,500   Caremark Rx, Inc.(d)                                                                               284,715
       4,600   Centene Corporation(d)                                                                             218,178
       4,600   Charles River Laboratories International, Inc.(c,d)                                                215,234
       4,500   Cooper Companies, Inc.(c)                                                                          316,575
       3,700   Covance, Inc.(d)                                                                                   146,964
       3,200   Dade Behring Holdings, Inc.(d)                                                                     180,128
       5,400   Dentsply International, Inc.                                                                       280,854
      18,500   Eli Lilly and Company                                                                            1,015,835
      36,900   Encore Medical Corporation(d)                                                                      189,482
      27,800   Endo Pharmaceutical Holdings, Inc.(d)                                                              606,040
       2,200   Fisher Scientific International, Inc.(d)                                                           126,192
       3,200   Forest Laboratories, Inc.(d)                                                                       142,720
       6,100   Genzyme Corporation(d)                                                                             320,067
      12,200   Gilead Sciences, Inc.                                                                              422,486
       7,400   Guidant Corporation                                                                                492,988
       6,590   Hospira, Inc.(d)                                                                                   210,287
       8,800   Humana, Inc.(d)                                                                                    168,520
      44,100   Inspire Pharmaceuticals, Inc.(c,d)                                                                 690,606
       7,400   Intuitive Surgical, Inc.(d)                                                                        215,932
      40,875   IVAX Corporation(c)                                                                                739,838
      56,200   Johnson & Johnson                                                                                3,280,956
       5,778   Medco Health Solutions, Inc.(d)                                                                    195,932
       7,500   MedImmune, Inc.(d)                                                                                 213,150
      25,300   Medtronic, Inc.                                                                                  1,293,083
      35,300   Merck & Company, Inc.                                                                            1,105,243
      11,200   NuVasive, Inc.(c,d)                                                                                110,432
       6,200   PacifiCare Health Systems, Inc.(c)                                                                 220,844
      10,300   Par Pharmaceutical Companies, Inc.(d)                                                              406,335
       6,400   Patterson Companies, Inc.                                                                          240,000
     184,825   Pfizer, Inc.                                                                                     5,350,684
       4,800   Psychiatric Solutions, Inc.(d)                                                                     122,160
       4,600   Quest Diagnostics, Inc.                                                                            402,684
       6,400   Renal Care Group, Inc.                                                                             201,984
       5,400   Sepracor, Inc.(c,d)                                                                                248,022
       5,400   Sierra Health Services, Inc.(c,d)                                                                  257,688
       4,800   St. Jude Medical, Inc.(d)                                                                          367,536
       5,400   Stryker Corporation                                                                                232,686
       4,100   Sybron Dental Specialties, Inc.(c,d)                                                               133,537
       4,800   Telik, Inc.(c,d)                                                                                    88,560
      13,700   Teva Pharmaceutical Industries, Ltd.                                                               356,200
       4,700   Triad Hospitals, Inc.(d)                                                                           155,241
       5,000   United Surgical Partners International, Inc.(d)                                                    175,050
      12,700   UnitedHealth Group, Inc.                                                                           919,480
       2,400   Ventana Medical Systems, Inc.(c,d)                                                                 129,888
      17,100   Vertex Pharmaceuticals, Inc.(c,d)                                                                  186,048
       8,800   Wellcare Health Plans, Inc.(c,d)                                                                   201,520
       1,700   WellPoint Health Networks, Inc.(d)                                                                 166,022
       5,300   Wright Medical Group, Inc.(c,d)                                                                    136,899
      27,000   Wyeth                                                                                            1,070,550
       3,600   Zimmer Holdings, Inc.(d)                                                                           279,324
       7,200   ZymoGenetics, Inc.(c,d)                                                                            136,008
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               31,033,042
=========================================================================================================================

Industrials (6.2%)
-------------------------------------------------------------------------------------------------------------------------
      14,000   3M Company                                                                                       1,085,980
      23,800   Beacon Roofing Supply, Inc.(c,d)                                                                   446,250
       7,600   Caterpillar, Inc.                                                                                  612,104
      10,200   Eaton Corporation                                                                                  652,290
      38,500   EGL, Inc.(c,d)                                                                                   1,231,230
       3,900   Emerson Electric Company                                                                           249,795
      14,800   Fastenal Company                                                                                   817,404
      30,900   Federal Signal Corporation(c)                                                                      513,558
     212,800   General Electric Company                                                                         7,260,736
      14,400   Genlyte Group, Inc.(d)                                                                           1,059,264
      17,100   Hexcel Corporation(d)                                                                              265,050
      35,100   Honeywell International, Inc.                                                                    1,182,168
       8,450   IDEX Corporation(c)                                                                                311,805
       6,700   Illinois Tool Works, Inc.                                                                          618,276
      66,600   Jacuzzi Brands, Inc.(c,d)                                                                          576,090
      21,200   Manitowoc Company, Inc.                                                                            748,360
      15,800   MSC Industrial Direct Company, Inc.                                                                539,412
     133,600   Northwest Airlines Corporation(d)                                                                1,182,360
       7,100   Oshkosh Truck Corporation                                                                          418,190
       6,100   Precision Castparts Corporation                                                                    366,000
      32,500   Resources Connection, Inc.(c,d)                                                                  1,364,350
      45,500   Robert Half International, Inc.                                                                  1,207,115
      10,800   Rockwell Automation, Inc.                                                                          450,252
       7,400   Rockwell Collins, Inc.                                                                             262,478
      73,000   Sirva, Inc.(d)                                                                                   1,752,000
      62,600   Tyco International, Ltd.                                                                         1,949,990
      10,700   United Technologies Corporation                                                                    993,174
      25,800   York International Corporation                                                                     821,472
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               28,937,153
=========================================================================================================================

Information Technology (9.4%)
-------------------------------------------------------------------------------------------------------------------------
       2,400   Adobe Systems, Inc.                                                                                134,472
      14,700   ADTRAN, Inc.                                                                                       317,520
      28,100   Affiliated Computer Services, Inc.(d)                                                            1,532,855
      10,400   Agilent Technologies, Inc.(d)                                                                      260,624
       3,400   Akamai Technologies, Inc.(d)                                                                        47,090
       9,100   Altera Corporation(d)                                                                              206,843
      12,300   Analog Devices, Inc.                                                                               495,198
      21,900   Andrew Corporation(c,d)                                                                            306,162
      13,100   Apple Computer, Inc.(d)                                                                            688,143
      38,500   Applied Materials, Inc.(d)                                                                         619,850
      33,300   Arris Group, Inc.(c,d)                                                                             154,845
       4,200   ATI Technologies, Inc.(d)                                                                           75,810
      32,800   Avaya, Inc.(d)                                                                                     472,320
      12,800   Avocent Corporation(d)                                                                             455,680
      33,700   BEA Systems, Inc.(d)                                                                               273,644
       6,400   BMC Software, Inc.(d)                                                                              121,088
       4,500   Broadcom Corporation(d)                                                                            121,725
       8,500   Cadence Design Systems, Inc.(d)                                                                    105,740
     157,000   Cisco Systems, Inc.(d)                                                                           3,015,970
      72,300   Cognizant Technology Solutions Corporation                                                       2,458,200
       3,500   Cognos, Inc.(d)                                                                                    138,285
      12,800   Computer Associates International, Inc.(c)                                                         354,688
      18,600   Comverse Technology, Inc.(d)                                                                       383,904
       2,400   Cypress Semiconductor Corporation(d)                                                                25,272
      57,300   Dell, Inc.(d)                                                                                    2,008,938
       2,700   Electronic Arts, Inc.                                                                              121,284
      59,000   EMC Corporation(d)                                                                                 759,330
      19,300   Flextronics International, Ltd.(d)                                                                 232,565
      64,700   Hewlett-Packard Company                                                                          1,207,302
      39,000   Infosys Technologies, Ltd. ADR(c)                                                                2,593,500
       6,100   Integrated Device Technology, Inc.(d)                                                               72,102
     141,600   Intel Corporation                                                                                3,152,016
      11,000   Inter-Tel, Inc.(c)                                                                                 297,000
      44,700   International Business Machines Corporation(b)                                                   4,011,825
       5,000   Intersil Corporation                                                                                81,600
       8,500   Jabil Circuit, Inc.(d)                                                                             206,635
       4,000   KLA-Tencor Corporation(d)                                                                          182,120
       2,900   Lam Research Corporation(d)                                                                         75,487
       1,400   Lexmark International, Inc.(d)                                                                     116,354
       6,200   Linear Technology Corporation                                                                      234,856
       1,000   Macromedia, Inc.(d)                                                                                 27,140
       7,200   Maxim Integrated Products, Inc.                                                                    316,728
       6,600   McAfee, Inc.(d)                                                                                    159,720
      12,800   Micron Technology, Inc.(d)                                                                         155,904
     236,100   Microsoft Corporation(b)                                                                         6,608,439
      54,600   Motorola, Inc.                                                                                     942,396
       8,000   National Semiconductor Corporation                                                                 133,600
       1,800   NVIDIA Corporation(c,d)                                                                             26,046
      15,500   ON Semiconductor Corporation(c,d)                                                                   55,800
     137,300   Oracle Corporation(d)                                                                            1,738,218
       8,200   PMC-Sierra, Inc.(d)                                                                                 84,132
      34,100   Powerwave Technologies, Inc.(c,d)                                                                  254,727
      44,000   QUALCOMM, Inc.                                                                                   1,839,640
       1,100   Research in Motion, Ltd.                                                                            97,020
       4,000   SAP AG                                                                                             170,600
      10,400   Siebel Systems, Inc.(d)                                                                             98,800
       2,600   Skyworks Solutions, Inc.(c,d)                                                                       23,114
       2,400   STMicroelectronics NV(c)                                                                            44,424
       4,000   Symantec Corporation                                                                               227,760
       8,828   Taiwan Semiconductor Manufacturing Company, Ltd. ADR                                                66,828
       4,000   Teradyne, Inc.(c,d)                                                                                 66,240
      36,500   Texas Instruments, Inc.                                                                            892,425
      17,900   VeriSign, Inc.(d)                                                                                  480,257
       2,100   VERITAS Software Corporation(d)                                                                     45,948
       7,100   Vishay Intertechnology, Inc.(d)                                                                     91,803
      28,100   Wind River Systems, Inc.(d)                                                                        376,259
       7,500   Xilinx, Inc.                                                                                       229,500
      14,200   Yahoo!, Inc.                                                                                       513,898
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    43,886,208
=========================================================================================================================

Materials (1.9%)
-------------------------------------------------------------------------------------------------------------------------
       4,800   Air Products and Chemicals, Inc.                                                                   255,264
      13,100   Alcan, Inc.                                                                                        606,792
       8,800   Dow Chemical Company                                                                               395,472
      17,900   E.I. du Pont de Nemours and Company                                                                767,373
       2,600   Eastman Chemical Company                                                                           123,422
       7,800   FMC Corporation(d)                                                                                 342,030
      17,900   Georgia-Pacific Corporation                                                                        619,161
       4,000   Lafarge North America, Inc.(c)                                                                     196,000
      18,700   Millennium Chemicals, Inc.(c,d)                                                                    401,676
       5,100   Monsanto Company                                                                                   218,025
       7,000   NOVA Chemicals Corporation(c)                                                                      272,300
      24,300   Packaging Corporation of America                                                                   532,899
      24,100   Pactiv Corporation(d)                                                                              570,929
       7,200   Peabody Energy Corporation                                                                         459,216
       6,700   Phelps Dodge Corporation                                                                           586,518
      11,800   PPG Industries, Inc.                                                                               752,250
      13,900   Praxair, Inc.                                                                                      586,580
       6,400   Steel Dynamics, Inc.(c)                                                                            212,480
      15,800   Wausau-Mosinee Paper Corporation                                                                   247,112
      12,600   Weyerhaeuser Company                                                                               789,264
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  8,934,763
=========================================================================================================================

Telecommunication Services (1.6%)
-------------------------------------------------------------------------------------------------------------------------
      25,900   BellSouth Corporation                                                                              690,753
       4,500   CenturyTel, Inc.                                                                                   144,405
      25,700   Citizens Communications Company                                                                    344,380
      37,200   Nextel Communications, Inc.(d)                                                                     985,428
      14,600   Nextel Partners, Inc.(d)                                                                           245,864
      12,200   NII Holdings, Inc.(c)                                                                              540,094
      51,199   SBC Communications, Inc.                                                                         1,293,287
      30,849   Sprint Corporation                                                                                 646,287
      61,800   Verizon Communications, Inc.                                                                     2,416,380
      10,100   Vodafone Group plc ADR                                                                             260,479
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                 7,567,357
=========================================================================================================================

Utilities (1.8%)
-------------------------------------------------------------------------------------------------------------------------
       8,000   American Electric Power Company, Inc.                                                              263,440
      23,300   Dominion Resources, Inc.                                                                         1,498,656
       3,500   DTE Energy Company(c)                                                                              149,485
      11,300   Entergy Corporation                                                                                738,568
      27,800   Exelon Corporation                                                                               1,101,436
       8,300   FirstEnergy Corporation                                                                            343,039
       9,100   FPL Group, Inc.                                                                                    626,990
      23,000   NiSource, Inc.                                                                                     493,350
      17,700   PPL Corporation                                                                                    920,400
      19,000   Progress Energy, Inc.                                                                              784,700
       4,800   Public Service Enterprise Group, Inc.                                                              204,432
       7,700   Southern Company                                                                                   243,243
       8,000   TXU Corporation                                                                                    489,760
      13,100   Wisconsin Energy Corporation                                                                       427,584
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  8,285,083
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $252,974,670)                                                         254,077,399
=========================================================================================================================
   Principal
      Amount   Long-Term Fixed Income (30.8%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (3.6%)
-------------------------------------------------------------------------------------------------------------------------
  $1,250,000   Chase Credit Card Master Trust(e)                                2.000%       11/15/2004        $1,252,969
   1,800,000   Citibank Credit Card Master Trust I                              6.050         1/15/2010         1,953,940
   1,500,000   Countrywide Asset Backed Certificates                            4.905         8/25/2032         1,526,334
   1,000,000   Countrywide Asset-Backed Certificates                            3.903        12/25/2034         1,000,898
     500,000   Credit Based Asset Servicing and Securitization                  3.887         9/25/2035           501,719
     517,797   EQCC Home Equity Loan Trust                                      6.930         2/15/2029           518,886
     362,853   Federal Home Loan Mortgage Corporation                           3.158        12/27/2029           363,038
   1,500,000   GMAC Mortgage Corporation Loan Trust(e)                          2.063        11/25/2004         1,502,602
     933,855   Green Tree Financial Corporation                                 6.330         11/1/2029           973,072
     500,000   Harley Davidson Motorcycle Trust                                 3.200         5/15/2012           499,350
   5,000,000   Residential Asset Securities Corporation(b)                      3.250         5/25/2029         4,978,070
   1,500,000   Residential Asset Securities Corporation                         4.040         7/25/2030         1,507,815
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   16,578,693
=========================================================================================================================

Basic Materials (1.0%)
-------------------------------------------------------------------------------------------------------------------------
     800,000   Codelco, Inc.                                                    5.500        10/15/2013           837,430
     500,000   Glencore Funding, LLC                                            6.000         4/15/2014           474,686
     500,000   Lubrizol Corporation                                             5.875         12/1/2008           530,684
     750,000   Meadwestvaco Corporation                                         6.850          4/1/2012           843,706
     250,000   Packaging Corporation of America                                 4.375          8/1/2008           254,000
     500,000   Precision Castparts Corporation                                  5.600        12/15/2013           515,075
     500,000   Temple-Inland, Inc.                                              7.875          5/1/2012           596,626
     500,000   Weyerhaeuser Company                                             5.250        12/15/2009           527,177
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            4,579,384
=========================================================================================================================

Capital Goods (0.5%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   Goodrich Corporation                                             6.450        12/15/2007           270,697
     250,000   Sealed Air Corporation                                           5.375         4/15/2008           261,332
   1,750,000   Tyco International Group SA                                      6.000        11/15/2013         1,911,816
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              2,443,845
=========================================================================================================================

Commercial Mortgage-Backed Securities (4.2%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Banc of America Commercial Mortgage, Inc.                        5.118         7/11/2043           522,974
   1,000,000   Bear Stearns Commercial Mortgage Securities                      3.869         2/11/2041           999,292
   1,000,000   Bear Stearns Commercial Mortgage Securities                      4.487         2/11/2041         1,003,555
   1,699,607   CAM Commercial Mortgage Corporation                              4.834        11/14/2036         1,733,385
   1,250,000   Commercial Mortgage Pass-Through Certificates(f)                 4.405        10/15/2037         1,250,000
   1,000,000   Credit Suisse First Boston Mortgage Securities
               Corporation                                                      3.516         1/15/2037           993,281
   1,000,000   First Union National Bank Commercial Mortgage                    7.390        12/15/2031         1,149,121
     628,271   First Union-Lehman Brothers- Bank of America
               Commercial Mortgage Trust                                        6.280        11/18/2035           636,160
     500,000   LB-UBS Commercial Mortgage Trust                                 3.323         3/15/2027           495,864
   2,000,000   LB-UBS Commercial Mortgage Trust                                 3.086         5/15/2027         1,964,840
   1,000,000   LB-UBS Commercial Mortgage Trust                                 6.653        11/15/2027         1,132,547
   2,500,000   LB-UBS Commercial Mortgage Trust                                 4.187         8/15/2029         2,538,212
   1,500,000   Morgan Stanley Capital I, Inc.                                   6.210        11/15/2031         1,633,282
   1,250,000   Morgan Stanley Capital I, Inc.                                   3.920         4/14/2040         1,261,278
   1,300,000   Nationslink Funding Corporation                                  6.476         8/20/2030         1,419,057
   1,000,000   Wachovia Bank Commercial Mortgage Trust                          4.390         2/15/2036         1,006,965
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                     19,739,813
=========================================================================================================================

Communications Services (1.8%)
-------------------------------------------------------------------------------------------------------------------------
     375,000   AT&T Broadband Corporation                                       8.375         3/15/2013           460,088
     350,000   AT&T Wireless Services, Inc.                                     8.125          5/1/2012           426,992
     250,000   AT&T Wireless Services, Inc.                                     8.750          3/1/2031           335,630
   1,000,000   Continental Cablevision, Inc.                                    8.875         9/15/2005         1,051,422
     750,000   Cox Communications, Inc.                                         6.750         3/15/2011           823,874
   1,000,000   Deutsche Telekom International Finance BV(g)                     8.500         6/15/2010         1,204,759
     250,000   Deutsche Telekom International Finance BV                        5.250         7/22/2013           258,478
     300,000   News America, Inc.                                               4.750         3/15/2010           308,695
     750,000   News America, Inc.                                               7.250         5/18/2018           871,413
     500,000   SBC Communications, Inc.(f)                                      4.125         9/15/2009           502,500
     500,000   Sprint Capital Corporation                                       7.625         1/30/2011           584,778
     500,000   Sprint Capital Corporation                                       6.900          5/1/2019           559,756
     500,000   Telefonos de Mexico SA                                           4.500        11/19/2008           504,406
     500,000   Verizon Global Funding Corporation                               7.250         12/1/2010           583,220
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    8,476,011
=========================================================================================================================

Consumer Cyclical (1.4%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   AOL Time Warner, Inc.                                            6.875          5/1/2012           568,738
   1,000,000   D.R. Horton, Inc.                                                7.500         12/1/2007         1,092,500
     500,000   D.R. Horton, Inc.                                                5.000         1/15/2009           506,250
     500,000   D.R. Horton, Inc.                                                4.875         1/15/2010           497,500
   1,000,000   DaimlerChrysler North American Holdings Corporation              4.750         1/15/2008         1,030,261
     500,000   Ford Motor Credit Company                                        7.375          2/1/2011           542,398
     750,000   General Motors Acceptance Corporation                            7.750         1/19/2010           818,552
     500,000   KB Home                                                          6.375         8/15/2011           523,750
     750,000   Park Place Entertainment Corporation                             8.500        11/15/2006           825,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          6,404,949
=========================================================================================================================

Consumer Non-Cyclical (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     850,000   Bunge Limited Finance Corporation                                7.800        10/15/2012         1,009,812
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      1,009,812
=========================================================================================================================

Energy (0.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Devon Financing Corporation, ULC                                 6.875         9/30/2011         1,145,031
     250,000   Kerr Mc Gee Corporation                                          6.875         9/15/2011           283,965
     300,000   Kerr Mc Gee Corporation                                          6.950          7/1/2024           330,402
     325,000   Pemex Project Funding Master Trust(g)                            8.000        11/15/2011           373,750
     500,000   Pioneer Natural Resources Company                                5.875         7/15/2016           531,064
     750,000   XTO Energy, Inc.                                                 4.900          2/1/2014           752,712
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     3,416,924
=========================================================================================================================

Financials (3.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Archstone-Smith Trust                                            3.000         6/15/2008           975,138
     500,000   Australia & New Zealand Banking Group, Ltd. Capital
               Trust I                                                          4.484         1/15/2010           505,028
     250,000   Capital One Financial Corporation                                6.250        11/15/2013           270,214
     750,000   Countrywide Home Loans, Inc.                                     4.000         3/22/2011           730,762
     800,000   Goldman Sachs Group, Inc.                                        5.250        10/15/2013           818,995
     600,000   HSBC Capital Funding, LP(g)                                      9.547         6/30/2010           759,677
     750,000   ING Capital Funding Trust III                                    8.439        12/31/2010           909,539
     500,000   iSTAR Financial, Inc.                                            4.875         1/15/2009           510,428
     500,000   iSTAR Financial, Inc.                                            5.125          4/1/2011           506,548
     250,000   J.P. Morgan Chase & Company                                      5.125         9/15/2014           254,020
   1,890,000   Lehman Brothers, Inc.                                            6.539         8/15/2008         2,009,694
     500,000   MBNA America Bank NA                                             4.625          8/3/2009           513,360
     375,000   Montpelier Reinsurance Holdings, Ltd.                            6.125         8/15/2013           390,851
     250,000   Popular North America, Inc.                                      4.700         6/30/2009           257,250
     500,000   RBS Capital Trust II(g)                                          6.425          1/3/2034           520,084
   1,000,000   Regency Centers, LP                                              7.125         7/15/2005         1,030,099
     650,000   Royal Bank of Scotland Group plc                                 9.118         3/31/2010           800,001
     500,000   Simon Property Group, LP                                         6.375        11/15/2007           540,040
     250,000   Simon Property Group, LP                                         4.875         8/15/2010           254,915
     625,000   Union Planters Corporation                                       7.750          3/1/2011           742,899
     250,000   Vornado Realty Trust                                             5.625         6/15/2007           262,587
     750,000   Washington Mutual Bank FA                                        5.650         8/15/2014           782,558
     250,000   Westpac Capital Trust III                                        5.819         9/30/2013           262,728
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                14,607,415
=========================================================================================================================

Foreign (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Corporacion Andina de Fomento                                    6.875%        3/15/2012           841,157
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                      841,157
=========================================================================================================================

Mortgage-Backed Securities (5.4%)
-------------------------------------------------------------------------------------------------------------------------
   6,000,000   Federal National Mortgage Association 15-Yr.
               Conventional(f)                                                  5.500         11/1/2019         6,211,872
  18,000,000   Federal National Mortgage Association 30-Yr.
               Conventional(f)                                                  6.000         11/1/2034        18,658,116
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                24,869,988
=========================================================================================================================

Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Deluxe Corporation                                               3.500         10/1/2007           743,654
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                   743,654
=========================================================================================================================

U.S. Government (6.1%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Federal Home Loan Mortgage Corporation(c)                        3.500         9/15/2007         2,532,675
   5,000,000   Federal National Mortgage Association(e)                         1.984         11/1/2004         5,000,370
   5,500,000   Federal National Mortgage Association(c)                         2.625        11/15/2006         5,481,712
   1,000,000   Federal National Mortgage Association(c)                         4.250         7/15/2007         1,032,306
   3,500,000   Federal National Mortgage Association(c)                         5.500         3/15/2011         3,795,690
     500,000   U.S. Treasury Bonds(c)                                           5.375         2/15/2031           543,066
   2,250,000   U.S. Treasury Notes(c)                                           3.125         4/15/2009         2,243,936
     750,000   U.S. Treasury Notes(c)                                           3.625         7/15/2009           761,983
   4,000,000   U.S. Treasury Notes(c)                                           6.000         8/15/2009         4,482,656
     750,000   U.S. Treasury Notes(c)                                           6.500         2/15/2010           862,940
     250,000   U.S. Treasury Notes                                              5.000         2/15/2011           269,961
   1,250,000   U.S. Treasury Notes(c)                                           4.750         5/15/2014         1,321,680
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           28,328,975
=========================================================================================================================

Utilities (2.4%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Alliant Energy Resources, Inc.(b)                                7.375         11/9/2009           566,411
     750,000   Atmos Energy Corporation                                         4.000        10/15/2009           746,990
     750,000   Centerpoint Energy, Inc.(c)                                      7.250          9/1/2010           839,351
     500,000   DTE Energy Company                                               7.050          6/1/2011           568,250
     500,000   Enterprise Products Operating, LP                                4.000        10/15/2007           503,938
   1,250,000   FirstEnergy Corporation                                          6.450        11/15/2011         1,369,595
     500,000   Magellan Midstream Partners, LP                                  5.650        10/15/2016           508,681
   1,000,000   NiSource Finance Corporation                                     7.875        11/15/2010         1,187,030
     250,000   Plains All American Pipeline, LP                                 4.750         8/15/2009           257,635
     250,000   Plains All American Pipeline, LP                                 5.875         8/15/2016           261,115
     831,237   Power Contract Financing, LLC                                    5.200          2/1/2006           842,775
     717,423   Power Receivables Finance, LLC                                   6.290          1/1/2012           755,081
     600,000   Public Service Company of New Mexico                             4.400%        9/15/2008           606,863
     200,000   Texas-New Mexico Power Company                                   6.125          6/1/2008           207,310
     750,000   Westar Energy, Inc.                                              7.875          5/1/2007           830,415
     850,000   Xcel Energy, Inc.                                                7.000         12/1/2010           969,129
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 11,020,569
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $140,354,081)                                               143,061,189
=========================================================================================================================
   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (7.6%)          Interest Rate(h)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     $28,600   BNP Paribas Letter of Credit                                     0.150%        4/21/2005           $28,600
      48,620   J.P. Morgan Chase Letter of Credit                               0.150        11/20/2004            48,620
  35,180,259   Thrivent Financial Securities Lending Trust                      1.820               N/A        35,180,259
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $35,257,479)                                                                                    35,257,479
=========================================================================================================================
   Shares or
   Principal
      Amount   Short-Term Investments (7.0%)                                  Rate(h)              Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $5,446,000   Barton Capital Corporation(b)                                    1.870%       11/17/2004        $5,441,474
  19,713,788   Thrivent Money Market Fund                                       0.820               N/A        19,713,788
   7,380,000   Ventures Business Trust                                          1.850         11/1/2004         7,380,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                32,535,262
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $461,121,492)                                                         $464,931,329
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) Non-income producing security.

(e) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(f) Denotes investments purchased on a when-issued basis.

(g) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(h) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

(i) Miscellaneous footnote:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.





High Yield Fund
Schedule of Investments as of October 31, 2004(a)

   Principal
      Amount   Long-Term Fixed Income (82.1%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (0.9%)
-------------------------------------------------------------------------------------------------------------------------
  $2,900,000   CSAM Funding Corporation(b)                                     12.780%       10/15/2016        $2,929,000
   1,950,000   Katonah, Ltd.(b)                                                12.015         2/20/2015         1,969,500
   2,000,000   Venture CDO 2002, Ltd.(b)                                       13.060         3/15/2015         2,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                    6,898,500
=========================================================================================================================

Basic Materials (11.5%)
-------------------------------------------------------------------------------------------------------------------------
   2,990,000   Abitibi-Consolidated, Inc.(c)                                    6.000         6/20/2013         2,862,925
   1,100,000   Ainsworth Lumber Company, Ltd.(d)                                5.669        12/30/2004         1,111,000
   2,100,000   Alpha Natural Resources                                         10.000          6/1/2012         2,331,000
   1,470,000   Appleton Papers, Inc.                                            8.125         6/15/2011         1,547,175
   1,840,000   Appleton Papers, Inc.                                            9.750         6/15/2014         1,922,800
   2,560,000   Arch Western Finance, LLC                                        6.750          7/1/2013         2,720,000
   1,700,000   BCP Caylux Holdings Luxembourg SCA                               9.625         6/15/2014         1,904,000
   1,750,000   Buckeye Technologies, Inc.(c)                                    8.000        10/15/2010         1,785,000
   1,100,000   Buckeye Technologies, Inc.                                       8.500         10/1/2013         1,215,500
   2,600,000   Cellu Tissue Holdings, Inc.                                      9.750         3/15/2010         2,717,000
   2,930,000   Crystal US Holdings 3, LLC/Crystal US Sub 3
               Corporation(c,e)                                           Zero Coupon         10/1/2014         1,845,900
   1,500,000   Equistar Chemicals, LP                                          10.125          9/1/2008         1,723,125
   2,600,000   Georgia-Pacific Corporation(c)                                   8.125         5/15/2011         3,035,500
   2,250,000   Georgia-Pacific Corporation                                      9.375          2/1/2013         2,649,375
   2,350,000   Graphic Packaging International Corporation(c)                   9.500         8/15/2013         2,708,375
   3,100,000   HMP Equity Holdings Corporation                            Zero Coupon         5/15/2008         1,999,500
   2,500,000   Huntsman International, LLC(c)                                  10.125          7/1/2009         2,625,000
   1,850,000   Huntsman, LLC                                                   11.500         7/15/2012         2,081,250
   2,150,000   IMCO Recycling, Inc.                                            10.375        10/15/2010         2,397,250
   2,240,000   Innophos, Inc.(c)                                                8.875         8/15/2014         2,413,600
   2,005,000   International Steel Group, Inc.                                  6.500         4/15/2014         2,145,350
   1,200,000   ISP Chemco, Inc.(f)                                             10.250          7/1/2011         1,338,000
   2,600,000   ISP Holdings, Inc.                                              10.625        12/15/2009         2,873,000
   1,300,000   Ispat Inland, ULC(d)                                             8.756          1/4/2005         1,426,750
   2,580,000   Ispat Inland, ULC(c)                                             9.750          4/1/2014         3,134,700
     880,000   Lyondell Chemical Company(c)                                     9.875          5/1/2007           930,600
   1,700,000   Lyondell Chemical Company                                        9.500        12/15/2008         1,853,000
   3,550,000   Lyondell Chemical Company(c)                                    10.500          6/1/2013         4,189,000
   3,050,000   MacDermid, Inc.                                                  9.125         7/15/2011         3,408,375
   3,000,000   MDP Acquisitions plc                                             9.625         10/1/2012         3,420,000
   2,000,000   Methanex Corporation(c)                                          8.750         8/15/2012         2,340,000
   3,200,000   Nalco Company                                                    7.750        11/15/2011         3,464,000
   3,000,000   NOVA Chemicals Corporation                                       6.500         1/15/2012         3,157,500
   2,150,000   Rockwood Specialties, Inc.                                      10.625         5/15/2011         2,386,500
   2,600,000   Steel Dynamics, Inc.(c)                                          9.500         3/15/2009         2,876,250
   1,720,000   Stone Container Finance                                          7.375         7/15/2014         1,836,100
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           84,374,400
=========================================================================================================================

Capital Goods (9.4%)
-------------------------------------------------------------------------------------------------------------------------
  $3,160,000   Ainsworth Lumber Company, Ltd.                                   6.750         3/15/2014         3,033,600
   3,610,000   Allied Waste North America, Inc.(c)                              7.875         4/15/2013         3,673,175
   3,450,000   Amsted Industries, Inc.                                         10.250        10/15/2011         3,795,000
   2,990,000   Case New Holland, Inc.                                           9.250          8/1/2011         3,408,600
   2,920,000   Consolidated Container Company, LLC(e)                     Zero Coupon         6/15/2009         2,379,800
   3,000,000   Crown Cork & Seal Finance plc                                    7.000        12/15/2006         3,127,500
   1,700,000   Crown Euro Holdings SA(c)                                       10.875          3/1/2013         2,018,750
   2,600,000   Da-Lite Screen Company, Inc.                                     9.500         5/15/2011         2,756,000
   2,150,000   Erico International Corporation                                  8.875          3/1/2012         2,246,750
   3,000,000   Euramax International plc(f)                                     8.500         8/15/2011         3,195,000
   2,150,000   Fastentech, Inc.                                                11.500          5/1/2011         2,429,500
   1,825,000   Graham Packaging Company, Inc.                                   9.875        10/15/2014         1,934,500
   1,900,000   Hexcel Corporation                                               9.750         1/15/2009         1,999,750
     370,000   IMCO Recycling Escrow, Inc.(g)                                   9.000        11/15/2014           379,250
   1,800,000   K & F Industries, Inc.                                           9.625        12/15/2010         2,088,000
   2,150,000   Legrand SA                                                      10.500         2/15/2013         2,515,500
     850,000   Legrand SA                                                       8.500         2/15/2025           975,375
   1,300,000   Mueller Group, Inc.                                             10.000          5/1/2012         1,404,000
   2,550,000   Mueller Holdings, Inc.(e)                                  Zero Coupon         4/15/2014         1,632,000
   2,550,000   NationsRent, Inc.                                                9.500        10/15/2010         2,817,750
   3,000,000   Norcraft Companies, LP/Norcraft Finance                          9.000         11/1/2011         3,240,000
   1,960,000   Owens-Brockway Glass Container, Inc.                             8.875         2/15/2009         2,151,100
   1,100,000   Owens-Brockway Glass Container, Inc.                             8.250         5/15/2013         1,210,000
   1,480,000   Owens-Illinois, Inc.                                             7.500         5/15/2010         1,546,600
   2,800,000   Plastipak Holdings, Inc.                                        10.750          9/1/2011         3,136,000
   2,950,000   Polypore, Inc.                                                   8.750         5/15/2012         3,082,750
   1,300,000   TD Funding Corporation                                           8.375         7/15/2011         1,397,500
   2,600,000   Texas Industries, Inc.                                          10.250         6/15/2011         2,990,000
   2,250,000   United Rentals North America, Inc.                               6.500         2/15/2012         2,227,500
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             68,791,250
=========================================================================================================================

Communications Services (18.2%)
-------------------------------------------------------------------------------------------------------------------------
     560,000   Advertising Directory Solutions Holdings, Inc.                   9.250        11/15/2012           584,500
   1,100,000   AirGate PCS, Inc.(d)                                             5.850         1/15/2005         1,127,500
   3,000,000   Alamosa Delaware, Inc.(c)                                        8.500         1/31/2012         3,180,000
   3,350,000   American Tower Escrow Corporation                          Zero Coupon          8/1/2008         2,520,875
   1,700,000   American Towers, Inc.                                            7.250         12/1/2011         1,806,250
   1,460,000   AT&T Corporation(e)                                              8.050        11/15/2011         1,673,525
   1,460,000   AT&T Corporation(e)                                              8.750        11/15/2031         1,689,950
   4,000,000   Block Communications, Inc.                                       9.250         4/15/2009         4,280,000
   3,000,000   Cablevision Systems Corporation(c)                               8.000         4/15/2012         3,225,000
   3,000,000   Century Communications Corporation(c,h)                          8.875         1/15/2007         3,165,000
   1,830,000   Century Communications Corporation(c,h)                    Zero Coupon         1/15/2008         1,134,600
   3,020,000   Cenveo Corporation(c)                                            7.875%        12/1/2013         2,914,300
   2,120,000   Charter Communications Holdings, LLC                            10.750         10/1/2009         1,791,400
   1,930,000   Charter Communications Holdings, LLC(c)                          8.750        11/15/2013         1,925,175
   2,200,000   Charter Communications Operating, LLC                            8.000         4/30/2012         2,224,750
   3,000,000   Crown Castle International Corporation                           9.375          8/1/2011         3,405,000
   1,700,000   CSC Holdings, Inc.(c)                                            7.625          4/1/2011         1,848,750
   1,170,000   Dex Media East, LLC/Dex Media East Finance Company              12.125        11/15/2012         1,453,725
   1,270,000   Dex Media West, LLC/Dex Media West Finance Company(c)            9.875         8/15/2013         1,501,775
   2,150,000   Dex Media, Inc.(c,e)                                       Zero Coupon        11/15/2013         1,634,000
   2,600,000   Dex Media, Inc.                                                  8.000        11/15/2013         2,782,000
   3,400,000   EchoStar DBS Corporation                                         6.375         10/1/2011         3,523,250
   1,950,000   Eircom Funding                                                   8.250         8/15/2013         2,169,375
   2,153,806   Hollinger Participation Trust                                   12.125        11/15/2010         2,627,643
   2,100,000   IPCS Escrow Company                                             11.500          5/1/2012         2,289,000
   2,940,000   Kabel Deutschland GmbH                                          10.625          7/1/2014         3,292,800
   1,350,000   Liberty Media Corporation, Convertible                           3.250         3/15/2031         1,257,188
   2,550,000   MCI, Inc.                                                        6.688          5/1/2009         2,514,938
   3,050,000   Nebraska Book Company, Inc.                                      8.625         3/15/2012         3,088,125
   1,100,000   New Skies Satellites NV(d,g)                                     7.294          5/1/2005         1,113,750
     730,000   New Skies Satellites NV(g)                                       9.125         11/1/2012           746,425
   3,325,000   Nexstar Finance, Inc.(c)                                         7.000         1/15/2014         3,258,500
   3,000,000   Nextel Communications, Inc.(c)                                   6.875        10/31/2013         3,255,000
   1,820,000   Nextel Communications, Inc.                                      5.950         3/15/2014         1,860,950
   2,370,000   Nextel Communications, Inc.(c)                                   7.375          8/1/2015         2,630,700
   3,000,000   Nextel Partners, Inc.(c)                                         8.125          7/1/2011         3,285,000
   1,470,000   NTL Cable plc(c)                                                 8.750         4/15/2014         1,620,675
   2,200,000   NTL Cable plc(c,d)                                               7.070         1/18/2005         2,266,000
   1,820,000   PanAmSat Corporation                                             9.000         8/15/2014         1,929,200
   3,650,000   Paxson Communications Corporation(e)                       Zero Coupon         1/15/2009         3,175,500
   2,100,000   PRIMEDIA, Inc.(d)                                                7.086        11/15/2004         2,178,750
   1,830,000   Qwest Communications International, Inc.(d)                      5.220        11/15/2004         1,779,675
   3,120,000   Qwest Communications International, Inc.                         7.250         2/15/2011         3,096,600
   1,820,000   Qwest Corporation                                                7.875          9/1/2011         1,938,300
   5,470,000   Qwest Services Corporation                                      13.500        12/15/2010         6,495,624
   1,100,000   Rainbow National Services, LLC                                   8.750          9/1/2012         1,177,000
   2,560,000   Rainbow National Services, LLC                                  10.375          9/1/2014         2,790,400
   2,000,000   RH Donnelley, Inc.                                              10.875        12/15/2012         2,445,000
   1,900,000   Shaw Communications, Inc.(c)                                     7.250          4/6/2011         2,090,000
   2,930,000   Sinclair Broadcast Group, Inc.                                   8.000         3/15/2012         3,076,500
   2,350,000   Spectrasite, Inc.(c)                                             8.250         5/15/2010         2,543,875
   1,460,000   UbiquiTel Operating Company                                      9.875          3/1/2011         1,580,450
   2,210,000   US Unwired, Inc.(c)                                             10.000         6/15/2012         2,392,325
   1,100,000   Vertis, Inc.                                                     9.750%         4/1/2009         1,199,000
   1,500,000   Vertis, Inc.(c)                                                 10.875         6/15/2009         1,635,000
   2,200,000   Western Wireless Corporation                                     9.250         7/15/2013         2,343,000
   2,500,000   XM Satellite Radio, Inc.(d)                                      7.194          2/1/2005         2,553,125
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                  133,086,718
=========================================================================================================================

Consumer Cyclical (14.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,100,000   Allied Security Escrow Corporation                              11.375         7/15/2011         1,155,000
   3,200,000   American Casino & Entertainment Properties, LLC                  7.850          2/1/2012         3,440,000
   2,200,000   ArvinMeritor, Inc.                                               8.750          3/1/2012         2,453,000
   3,250,000   Beazer Homes USA, Inc.                                           8.625         5/15/2011         3,558,750
     900,000   Best Buy Company, Inc., Convertible                              2.250         1/15/2022           986,625
   3,980,000   Blockbuster, Inc.                                                9.000          9/1/2012         4,079,500
   2,550,000   Boyd Gaming Corporation                                          8.750         4/15/2012         2,881,500
   2,550,000   Buffets, Inc.                                                   11.250         7/15/2010         2,715,750
   3,650,000   D.R. Horton, Inc.                                                4.875         1/15/2010         3,631,750
     730,000   Duane Reade, Inc.(c)                                             9.750          8/1/2011           700,800
   2,600,000   Gaylord Entertainment Company                                    8.000        11/15/2013         2,801,500
   3,930,000   Group 1 Automotive, Inc.                                         8.250         8/15/2013         4,155,975
   2,200,000   Jean Coutu Group (PJC), Inc.                                     7.625          8/1/2012         2,326,500
   1,460,000   Jean Coutu Group (PJC), Inc.(c)                                  8.500          8/1/2014         1,489,200
   3,550,000   John Q. Hammons Hotels, LP                                       8.875         5/15/2012         4,082,500
     850,000   Kerzner International, Ltd., Convertible                         2.375         4/15/2024           902,062
   2,073,000   Kindercare Learning Centers                                      9.500         2/15/2009         2,098,912
   2,200,000   La Quinta Properties, Inc.                                       8.875         3/15/2011         2,486,000
   1,400,000   Liberty Media Corporation, Convertible                           0.750         3/30/2023         1,522,500
   2,380,000   MGM MIRAGE                                                       5.875         2/27/2014         2,347,275
   3,450,000   Mohegan Tribal Gaming Authority                                  6.375         7/15/2009         3,613,875
   3,850,000   NCL Corporation                                                 10.625         7/15/2014         4,004,000
   1,100,000   Norcraft Holdings, LP(e)                                   Zero Coupon          9/1/2012           808,500
   2,150,000   Park Place Entertainment Corporation(c)                          8.125         5/15/2011         2,512,812
   2,000,000   PCA, LLC/PCA Finance Corporation                                11.875          8/1/2009         1,900,000
   2,300,000   Penn National Gaming, Inc.                                       6.875         12/1/2011         2,415,000
   2,200,000   Perry Ellis International, Inc.                                  8.875         9/15/2013         2,354,000
   2,250,000   Premier Entertainment Biloxi, LLC/Premier Biloxi
               Finance Corporation                                             10.750          2/1/2012         2,396,250
   4,050,000   Rent-Way, Inc.                                                  11.875         6/15/2010         4,515,750
   3,450,000   Station Casinos, Inc.(c)                                         6.875          3/1/2016         3,665,625
   1,700,000   Stewart Enterprises, Inc.                                       10.750          7/1/2008         1,870,000
   4,000,000   Tenneco Automotive, Inc.                                        10.250         7/15/2013         4,660,000
   4,500,000   TravelCenters of America, Inc.                                  12.750          5/1/2009         5,220,000
   1,700,000   TRW Automotive, Inc.(c)                                          9.375         2/15/2013         1,955,000
   2,100,000   TRW Automotive, Inc.(c)                                         11.000         2/15/2013         2,499,000
   2,000,000   Vicar Operating, Inc.                                            9.875         12/1/2009         2,215,000
   2,600,000   VICORP Restaurants, Inc.                                        10.500         4/15/2011         2,600,000
   2,650,000   Warnaco, Inc.                                                    8.875         6/15/2013         2,961,375
   1,495,000   William Carter Company                                          10.875         8/15/2011         1,674,400
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                        103,655,686
=========================================================================================================================

Consumer Non-Cyclical (6.6%)
-------------------------------------------------------------------------------------------------------------------------
   2,570,000   Ardent Health Services, Inc.                                    10.000         8/15/2013         2,627,825
   2,050,000   Armkel Finance, Inc.                                             9.500         8/15/2009         2,231,938
   2,220,000   Beverly Enterprises, Inc.                                        7.875         6/15/2014         2,378,175
     850,000   Del Monte Corporation                                            9.250         5/15/2011           939,250
   4,700,000   Fisher Scientific International, Inc.                            8.000          9/1/2013         5,299,250
   2,940,000   IASIS Healthcare, LLC (IASIS Capital Corporation)                8.750         6/15/2014         3,160,500
   2,450,000   Jafra Cosmetics                                                 10.750         5/15/2011         2,793,000
   4,450,000   Jostens Holding Corporation(e)                             Zero Coupon         12/1/2013         3,103,875
   3,050,000   Michael Foods, Inc.                                              8.000        11/15/2013         3,217,750
   3,750,000   Roundy's, Inc.                                                   8.875         6/15/2012         4,078,125
   3,450,000   Seminis Vegetable Seeds, Inc.(c)                                10.250         10/1/2013         3,864,000
   2,000,000   Smithfield Foods, Inc.(f)                                        8.000        10/15/2009         2,220,000
   2,940,000   Stater Brothers Holdings, Inc.                                   8.125         6/15/2012         3,116,400
   1,850,000   Tenet Healthcare Corporation                                     9.875          7/1/2014         1,937,875
   1,350,000   Teva Pharmaceut Finance, LLC, Convertible                        0.250          2/1/2024         1,302,750
   2,950,000   Triad Hospitals, Inc.                                            7.000         5/15/2012         3,156,500
   1,640,000   US Oncology, Inc.                                                9.000         8/15/2012         1,771,200
     730,000   Ventas Realty, LP/Ventas Capital Corporation                     6.625        10/15/2014           744,600
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     47,943,013
=========================================================================================================================

Energy (5.2%)
-------------------------------------------------------------------------------------------------------------------------
   3,800,000   BRL Universal Equipment Corporation                              8.875         2/15/2008         4,009,000
   3,600,000   Chesapeake Energy Corporation                                    9.000         8/15/2012         4,149,000
   1,100,000   CITGO Petroleum Corporation                                      6.000        10/15/2011         1,119,250
   2,000,000   Compton Petroleum Corporation                                    9.900         5/15/2009         2,215,000
   1,640,000   Dresser-Rand Group, Inc.                                         7.375         11/1/2014         1,717,900
   1,700,000   EXCO Resources, Inc.                                             7.250         1/15/2011         1,840,250
   2,560,000   Harvest Operations Corporation                                   7.875        10/15/2011         2,652,800
   2,700,000   Hornbeck Offshore Services, Inc.                                10.625          8/1/2008         2,976,750
   1,332,000   Magnum Hunter Resources, Inc.                                    9.600         3/15/2012         1,521,810
   2,620,000   Petroleum Geo-Services ASA                                      10.000         11/5/2010         2,986,800
   2,500,000   Pogo Producing Company                                           8.250         4/15/2011         2,756,250
   3,427,840   Port Arthur Finance Corporation                                 12.500         1/15/2009         4,010,573
   2,580,000   Pride International, Inc.                                        7.375         7/15/2014         2,902,500
   2,700,000   Western Oil Sands, Inc.(c)                                       8.375          5/1/2012         3,148,875
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    38,006,758
=========================================================================================================================

Financials (1.7%)
-------------------------------------------------------------------------------------------------------------------------
  $2,558,000   American Financial Group, Inc., Convertible(e)                   1.486          6/2/2033         1,045,582
   2,150,000   Dollar Financial Group, Inc.                                     9.750        11/15/2011         2,295,125
   2,348,500   FINOVA Group, Inc.                                               7.500        11/15/2009         1,068,568
   1,075,000   Goldman Sachs Group, Inc., Convertible(d)                        0.060         3/21/2005         1,040,589
   2,560,000   Refco Finance Holdings, LLC                                      9.000          8/1/2012         2,764,800
   3,000,000   Riggs Capital Trust II                                           8.875         3/15/2027         3,255,000
   5,000,000   SIG Capital Trust I (i,j)                                        9.500         8/15/2027                 0
   1,100,000   Standard Aero Holdings, Inc.                                     8.250          9/1/2014         1,163,250
   3,650,000   United Companies Financial Corporation(h,k)                      8.375          7/1/2005            27,375
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                12,660,289
=========================================================================================================================

Foreign (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,350,000   Federal Republic of Brazil                                      11.000         1/11/2012         1,539,000
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    1,539,000
=========================================================================================================================

Technology (3.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,690,000   AMI Semiconductor, Inc.                                         10.750          2/1/2013         1,981,525
   1,840,000   Celestica, Inc.(c)                                               7.875          7/1/2011         1,968,800
   1,470,000   Freescale Semiconductor, Inc.                                    6.875         7/15/2011         1,558,200
   1,470,000   Freescale Semiconductor, Inc.                                    7.125         7/15/2014         1,558,200
   2,120,000   Itron, Inc.                                                      7.750         5/15/2012         2,146,500
   2,000,000   Sanmina-SCI Corporation(c)                                      10.375         1/15/2010         2,345,000
   1,300,000   Thomas & Betts Corporation(c)                                    7.250          6/1/2013         1,414,994
   3,400,000   UGS Corporation(c)                                              10.000          6/1/2012         3,808,000
   1,800,000   Unisys Corporation(c)                                            8.125          6/1/2006         1,912,500
   3,450,000   Xerox Corporation(c)                                             7.625         6/15/2013         3,795,000
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                22,488,719
=========================================================================================================================

Transportation (1.2%)
-------------------------------------------------------------------------------------------------------------------------
   3,030,000   Horizon Lines, LLC                                               9.000         11/1/2012         3,276,188
   1,999,490   United Air Lines, Inc.(h)                                        7.730          7/1/2010         1,650,595
   4,050,000   Windsor Petroleum Transport Corporation(e)                       7.840         1/15/2021         4,212,000
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             9,138,783
=========================================================================================================================

Utilities (9.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,300,000   AES Corporation(c)                                               8.875         2/15/2011         1,496,625
   3,100,000   AES Corporation                                                  8.750         5/15/2013         3,580,500
   2,450,000   Allegheny Energy Supply Company, LLC(c)                          8.250         4/15/2012         2,762,375
   2,600,000   Calpine Generating Corporation LLC(c,d)                          7.756          1/3/2005         2,483,000
   4,552,625   CE Generation, LLC                                               7.416        12/15/2018         4,783,830
   3,000,000   Dynegy Holdings, Inc.                                            9.875         7/15/2010         3,408,750
   1,830,000   Dynegy Holdings, Inc.                                            6.875          4/1/2011         1,770,525
   5,500,000   Edison Mission Energy(c)                                         9.875         4/15/2011         6,503,750
   4,150,000   El Paso Corporation(c)                                           7.000         5/15/2011         4,170,750
   3,250,000   El Paso Production Holding Company                               7.750          6/1/2013         3,388,125
   1,300,000   Ferrellgas Partners, LP                                          8.750         6/15/2012         1,413,750
   1,900,000   Ferrellgas Partners, LP                                          6.750          5/1/2014         1,966,500
     602,263   Midland Funding Corporation II                                  11.750         7/23/2005           634,234
   3,550,000   Midland Funding Corporation II                                  13.250         7/23/2006         3,989,518
   1,650,000   Midwest Generation, LLC                                          8.750          5/1/2034         1,868,625
   4,690,000   Mission Energy Holding Company                                  13.500         7/15/2008         5,944,575
   3,150,000   NRG Energy, Inc.                                                 8.000        12/15/2013         3,468,938
   2,600,000   Orion Power Holdings, Inc.                                      12.000          5/1/2010         3,276,000
   1,470,000   Pacific Energy Partners, LP/Pacific Energy Finance
               Corporation                                                      7.125         6/15/2014         1,594,950
   1,500,000   Southern Natural Gas Company(c)                                  8.875         3/15/2010         1,689,375
   2,150,000   Southern Star Central Corporation                                8.500          8/1/2010         2,375,750
   1,730,000   TNP Enterprises, Inc.                                           10.250          4/1/2010         1,859,750
   6,500,000   Williams Companies, Inc.(c,e)                                    8.125         3/15/2012         7,637,500
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 72,067,695
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $564,279,649)                                               600,650,811
=========================================================================================================================
      Shares   Preferred Stock (1.6%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
      65,000   Chevy Chase Preferred Capital Corporation,
               Convertible                                                                                     $3,827,850
      29,500   PRIMEDIA, Inc.                                                                                   2,729,000
       2,600   Sovereign Real Estate Investment Corporation                                                     3,900,000
      20,000   Washington Mutual, Convertible                                                                   1,064,560
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $9,551,488)                                                         11,521,410
=========================================================================================================================
      Shares   Common Stock (0.2%)                                                                                  Value
-------------------------------------------------------------------------------------------------------------------------
       3,000   Aavid Thermal Technology, Inc., Stock Warrants(k)                                                  $30,000
       1,263   Arch Wireless, Inc.(c,k)                                                                            36,109
       2,900   ASAT Finance, LLC, Stock Warrants(b,i,k)                                                                 0
      12,522   Birch Telecom, Inc.(k,i)                                                                               200
       3,100   HMP Equity Holdings Corporation(k)                                                                 930,000
       2,550   Mueller Holdings, Inc., Stock Warrants(b,k)                                                        153,000
       3,000   Pliant Corporation, Stock Warrants(b,k)                                                                 30
      19,360   Protection One, Inc., Stock Warrants(i,k)                                                              194
       3,000   RailAmerica, Inc., Stock Warrants(b,k)                                                             141,000
       4,500   TravelCenters of America, Inc., Stock Warrants(b,k)                                                 22,500
      13,500   TravelCenters of America, Inc., Stock Warrants(k)                                                   67,500
      36,330   TVMAX Holdings, Inc.(k)                                                                             63,578
      44,590   XO Communications, Inc., Stock Warrants(k)                                                          23,544
         210   Metrocall Holdings, Inc.(c,k)                                                                       13,617
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $5,224,072)                                                             1,481,272
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (13.3%)        Interest Rate (l)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  97,061,084   Thrivent Financial Securities Lending Trust                      1.820%              N/A       $97,061,084
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $97,061,084)                                                                                    97,061,084
=========================================================================================================================
      Shares   Short-Term Investments (2.8%)                        Interest Rate (l)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  20,756,868   Thrivent Money Market Fund                                       0.820%              N/A       $20,756,868
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                20,756,868
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $696,873,161)                                                         $731,471,445
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. These securities have been valued from the date of acquisition through October
    31, 2004, by obtaining quotations from brokers active with these securities. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of October 31, 2004.

                                                                Acquisition
Security                                                            Date                                  Cost
-----------------------------------------------------------------------------------------------------------------
ASAT Finance, LLC, Stock Warrants                                10/20/1999                              $64,123
CSAM Funding Corporation                                          5/10/2002                            2,886,320
Katonah, Ltd.                                                      2/7/2003                            1,861,665
Mueller Holdings, Inc., Stock Warrants(m)                         4/22/2004                              122,872
Pliant Corporation, Stock Warrants                                8/22/2000                               99,578
RailAmerica, Inc., Stock Warrants                                  8/9/2000                              117,000
TravelCenters of America, Inc., Stock Warrants                    11/9/2000                              156,200
Venture CDO 2002, Ltd.                                            3/13/2002                            2,000,000

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(e) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(f) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(g) Denotes investments purchased on a when-issued basis.

(h) In bankruptcy.

(i) Security is fair valued as discussed in the notes to the financial statements.

(j) In default.

(k) Non-income producing security.

(l) The interest rate shown reflects the yield.

(m) On April 22, 2004, the Fund held $1,700,000 par of
    Mueller Holding Bonds valued at $497.15 per $1,000 bond.

The accompanying notes to the financial statements are an integral part of this schedule.





Partner High Yield Fund
Schedule of Investments as of October 31, 2004(a)

   Principal
      Amount   Long-Term Fixed Income (81.4%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Basic Materials (9.6%)
-------------------------------------------------------------------------------------------------------------------------
    $650,000   Abitibi-Consolidated, Inc.(b)                                    8.550%         8/1/2010          $711,750
     350,000   Abitibi-Consolidated, Inc.(b)                                    8.850          8/1/2030           354,375
     250,000   Ainsworth Lumber Company, Ltd.(c)                                5.669        12/30/2004           252,500
     170,000   Appleton Papers, Inc.                                            8.125         6/15/2011           178,925
     210,000   Appleton Papers, Inc.                                            9.750         6/15/2014           219,450
     580,000   Arch Western Finance, LLC                                        6.750          7/1/2013           616,250
      75,000   ARCO Chemical Company                                           10.250         11/1/2010            84,000
     390,000   BCP Caylux Holdings Luxembourg SCA                               9.625         6/15/2014           436,800
     310,000   Buckeye Technologies, Inc.                                       8.000        10/15/2010           316,200
     310,000   Buckeye Technologies, Inc.                                       8.500         10/1/2013           342,550
     660,000   Crystal US Holdings 3, LLC/Crystal US Sub 3
               Corporation(b,d)                                           Zero Coupon         10/1/2014           415,800
     475,000   Equistar Chemicals, LP(b)                                        8.750         2/15/2009           522,500
     200,000   Equistar Chemicals, LP(b)                                       10.625          5/1/2011           231,000
     520,000   Georgia-Pacific Corporation                                      8.125         5/15/2011           607,100
     520,000   Georgia-Pacific Corporation                                      9.375          2/1/2013           612,300
     200,000   Georgia-Pacific Corporation(b)                                   8.000         1/15/2024           231,500
     920,000   Huntsman International, LLC(b)                                  10.125          7/1/2009           966,000
     400,000   Huntsman, LLC                                                   11.500         7/15/2012           450,000
     430,000   International Steel Group, Inc.                                  6.500         4/15/2014           460,100
     700,000   ISP Holdings, Inc.                                              10.625        12/15/2009           773,500
     600,000   Ispat Inland, ULC(b,c)                                           8.756          1/4/2005           658,500
     300,000   Ispat Inland, ULC                                                9.750          4/1/2014           364,500
     550,000   JohnsonDiversey, Inc.                                            9.625         5/15/2012           618,750
     700,000   Kappa Beheer BV                                                 10.625         7/15/2009           742,000
     910,000   Lyondell Chemical Company(b)                                    10.500          6/1/2013         1,073,800
   1,000,000   MDP Acquisitions plc                                             9.625         10/1/2012         1,140,000
     700,000   Nalco Company                                                    7.750        11/15/2011           757,750
     600,000   NOVA Chemicals Corporation                                       6.500         1/15/2012           631,500
     925,000   Peabody Energy Corporation(b)                                    6.875         3/15/2013         1,015,188
     625,000   Stone Container Corporation                                      8.375          7/1/2012           690,625
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           16,475,213
=========================================================================================================================

Capital Goods (9.8%)
-------------------------------------------------------------------------------------------------------------------------
     730,000   Ainsworth Lumber Company, Ltd.                                   6.750         3/15/2014           700,800
     800,000   Allied Waste North America, Inc.                                 8.500         12/1/2008           840,000
     340,000   Allied Waste North America, Inc.(b)                              7.875         4/15/2013           345,950
     610,000   Amsted Industries, Inc.                                         10.250        10/15/2011           671,000
     700,000   Armor Holdings, Inc.                                             8.250         8/15/2013           770,000
     400,000   Building Materials Corporation                                   7.750         7/15/2005           406,000
     600,000   Case New Holland, Inc.                                           9.250          8/1/2011           684,000
     600,000   Crown Euro Holdings SA(b)                                        9.500          3/1/2011           684,000
     400,000   Crown Euro Holdings SA                                          10.875          3/1/2013           475,000
     520,000   Da-Lite Screen Company, Inc.                                     9.500         5/15/2011           551,200
     600,000   Euramax International plc(e)                                     8.500         8/15/2011           639,000
     610,000   Fastentech, Inc.                                                11.500          5/1/2011           689,300
     380,000   Graham Packaging Company, Inc.                                   9.875        10/15/2014           402,800
      80,000   IMCO Recycling Escrow, Inc.(f)                                   9.000        11/15/2014            82,000
     425,000   Invensys plc(b)                                                  9.875         3/15/2011           444,125
     500,000   K & F Industries, Inc.                                           9.625        12/15/2010           580,000
     760,000   Legrand SA                                                      10.500         2/15/2013           889,200
     460,000   Mueller Group, Inc.                                             10.000          5/1/2012           496,800
     610,000   NationsRent, Inc.                                                9.500        10/15/2010           674,050
     125,000   Owens-Brockway Glass Container, Inc.                             7.750         5/15/2011           135,938
     700,000   Owens-Brockway Glass Container, Inc.(b)                          8.750        11/15/2012           789,250
     350,000   Owens-Brockway Glass Container, Inc.(b)                          8.250         5/15/2013           385,000
     320,000   Owens-Illinois, Inc.(b)                                          7.500         5/15/2010           334,400
     610,000   Plastipak Holdings, Inc.                                        10.750          9/1/2011           683,200
     457,613   Rocky River Private Placement(g,h)                               8.810         4/14/2007           491,312
     200,000   SPX Corporation                                                  6.250         6/15/2011           204,000
     650,000   SPX Corporation(b)                                               7.500          1/1/2013           695,500
     770,000   Texas Industries, Inc.                                          10.250         6/15/2011           885,500
     600,000   Trinity Industries, Inc.                                         6.500         3/15/2014           597,000
     610,000   United Rentals North America, Inc.                               6.500         2/15/2012           603,900
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             16,830,225
=========================================================================================================================

Communications Services (20.3%)
-------------------------------------------------------------------------------------------------------------------------
     600,000   Adelphia Communications Corporation(i)                           8.875         1/15/2007           633,000
     420,000   Adelphia Communications Corporation(i)                     Zero Coupon         1/15/2008           260,400
     120,000   Advertising Directory Solutions Holdings, Inc.                   9.250        11/15/2012           125,250
     250,000   AirGate PCS, Inc.(c)                                             5.850         1/15/2005           256,250
     610,000   Alamosa Delaware, Inc.(b)                                        8.500         1/31/2012           646,600
   1,025,000   American Media Operations, Inc.                                 10.250          5/1/2009         1,078,812
   1,000,000   American Tower Escrow Corporation                          Zero Coupon          8/1/2008           752,500
     340,000   AT&T Corporation(d)                                              8.050        11/15/2011           389,725
     340,000   AT&T Corporation(d)                                              8.750        11/15/2031           393,550
     520,000   Block Communications, Inc.                                       9.250         4/15/2009           556,400
   1,350,000   Cablevision Systems Corporation(b)                               8.000         4/15/2012         1,451,250
   1,154,904   Calpoint Receivable Structured Trust                             7.440        12/10/2006         1,160,678
   1,010,000   Canwest Media, Inc.                                             10.625         5/15/2011         1,141,300
     500,000   Cenveo Corporation                                               7.875         12/1/2013           482,500
     300,000   CF Cable TV, Inc.                                                9.125         7/15/2007           311,776
     520,000   Charter Communications Holdings II, LLC(b)                      10.250         9/15/2010           540,800
     730,000   Charter Communications Holdings, LLC(b)                          8.750        11/15/2013           728,175
     175,000   Charter Communications Operating, LLC                            8.000         4/30/2012           176,969
     275,000   Charter Communications Operating, LLC(b)                         8.375         4/30/2014           277,406
     800,000   Crown Castle International Corporation(b)                       10.750          8/1/2011           886,000
     600,000   CSC Holdings, Inc.(b)                                            7.625          4/1/2011           652,500
     500,000   Dex Media West, LLC/Dex Media West Finance Company(b)            8.500         8/15/2010           570,000
     679,000   Dex Media West, LLC/Dex Media West Finance Company               9.875         8/15/2013           802,918
     610,000   Dex Media, Inc.                                                  8.000        11/15/2013           652,700
     950,000   DIRECTV Holdings, LLC                                            8.375         3/15/2013         1,083,000
     150,000   EchoStar DBS Corporation                                         5.750         10/1/2008           153,375
     150,000   Eircom Funding                                                   8.250         8/15/2013           166,875
     345,000   General Cable Corporation                                        9.500        11/15/2010           389,850
     610,000   IPCS Escrow Company                                             11.500          5/1/2012           664,900
     400,000   Mail-Well I Corporation                                          9.625         3/15/2012           444,000
       1,000   MCI, Inc.                                                        5.908          5/1/2007               998
     601,000   MCI, Inc.                                                        6.688          5/1/2009           592,736
     610,000   Nebraska Book Company, Inc.                                      8.625         3/15/2012           617,625
     250,000   New Skies Satellites NV(c,f)                                     7.294          5/1/2005           253,125
     170,000   New Skies Satellites NV(f)                                       9.125         11/1/2012           173,825
      35,714   Nextel Communications, Inc.(b)                                   9.500          2/1/2011            40,491
     910,000   Nextel Communications, Inc.                                      6.875        10/31/2013           987,350
     420,000   Nextel Communications, Inc.                                      5.950         3/15/2014           429,450
     380,000   Nextel Communications, Inc.                                      7.375          8/1/2015           421,800
     610,000   Nextel Partners, Inc.                                            8.125          7/1/2011           667,950
     170,000   NTL Cable plc(b)                                                 8.750         4/15/2014           187,425
     600,000   NTL Cable plc(c)                                                 7.070         1/18/2005           618,000
     430,000   PanAmSat Corporation                                             9.000         8/15/2014           455,800
     760,000   Paxson Communications Corporation(d)                       Zero Coupon         1/15/2009           661,200
     100,000   PRIMEDIA, Inc.(c)                                                7.086        11/15/2004           103,750
     650,000   PRIMEDIA, Inc.(b)                                                8.000         5/15/2013           651,625
     700,000   Quebecor Media, Inc.                                            11.125         7/15/2011           810,250
     420,000   Qwest Communications International, Inc.(c)                      5.220        11/15/2004           408,450
     430,000   Qwest Communications International, Inc.                         7.250         2/15/2011           426,775
     830,000   Qwest Communications International, Inc.                         7.500         2/15/2014           800,950
     420,000   Qwest Corporation                                                7.875          9/1/2011           447,300
   1,250,000   Qwest Services Corporation                                      13.500        12/15/2010         1,484,375
     250,000   Rainbow National Services, LLC                                   8.750          9/1/2012           267,500
     590,000   Rainbow National Services, LLC                                  10.375          9/1/2014           643,100
     300,000   Sheridan Group, Inc.                                            10.250         8/15/2011           325,500
     740,000   Sinclair Broadcast Group, Inc.                                   8.000         3/15/2012           777,000
     675,000   Spectrasite, Inc.                                                8.250         5/15/2010           730,688
     450,000   Superior Essex Communications, LLC/Essex Group, Inc.             9.000         4/15/2012           456,750
     295,000   UbiquiTel Operating Company                                      9.875          3/1/2011           319,338
     390,000   US Unwired, Inc.(b)                                             10.000         6/15/2012           422,175
     300,000   Vertis, Inc.(b)                                                 10.875         6/15/2009           327,000
     610,000   XM Satellite Radio, Inc.(c)                                      7.194          2/1/2005           622,962
     817,000   Young Broadcasting, Inc.(b)                                     10.000          3/1/2011           857,850
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   34,820,572
=========================================================================================================================

Consumer Cyclical (14.4%)
-------------------------------------------------------------------------------------------------------------------------
     700,000   Aearo Company I                                                  8.250         4/15/2012           724,500
     250,000   Allied Security Escrow Corporation                              11.375         7/15/2011           262,500
     450,000   AmeriGas Partners, LP(g,h)                                       8.830         4/19/2010           513,232
     400,000   AmeriGas Partners, LP/AmeriGas Eagle Finance
               Corporation                                                     10.000         4/15/2006           434,000
     650,000   ArvinMeritor, Inc.                                               6.625         6/15/2007           669,500
     500,000   ArvinMeritor, Inc.                                               8.750          3/1/2012           557,500
     800,000   Beazer Homes USA, Inc.                                           8.625         5/15/2011           876,000
     910,000   Blockbuster, Inc.                                                9.000          9/1/2012           932,750
     460,000   Boyd Gaming Corporation(b)                                       7.750        12/15/2012           507,150
     670,000   Buffets, Inc.                                                   11.250         7/15/2010           713,550
     550,000   Choctaw Resort Development Enterprise                            9.250          4/1/2009           589,875
     500,000   Circus & Eldorado Joint Venture/Silver Legacy Capital
               Corporation(b)                                                  10.125          3/1/2012           542,500
     830,000   D.R. Horton, Inc.                                                4.875         1/15/2010           825,850
   1,000,000   D.R. Horton, Inc.                                                5.625         9/15/2014           991,250
     170,000   Duane Reade, Inc.                                                9.750          8/1/2011           163,200
     725,000   Dura Operating Corporation(b)                                    8.625         4/15/2012           747,656
     350,000   Gaylord Entertainment Company                                    8.000        11/15/2013           377,125
     570,000   Group 1 Automotive, Inc.                                         8.250         8/15/2013           602,775
     240,000   HMH Properties, Inc.                                             7.875          8/1/2008           246,600
     125,000   Host Marriott, LP                                                9.500         1/15/2007           138,750
      50,000   Host Marriott, LP                                                9.250         10/1/2007            56,250
      75,000   Host Marriott, LP                                                7.125         11/1/2013            81,000
     500,000   Jean Coutu Group (PJC), Inc.                                     7.625          8/1/2012           528,750
     340,000   Jean Coutu Group (PJC), Inc.(b)                                  8.500          8/1/2014           346,800
     920,000   John Q. Hammons Hotels, LP                                       8.875         5/15/2012         1,058,000
     610,000   La Quinta Properties, Inc.                                       8.875         3/15/2011           689,300
     460,000   MGM MIRAGE                                                       5.875         2/27/2014           453,675
     840,000   NCL Corporation                                                 10.625         7/15/2014           873,600
     250,000   Norcraft Holdings, LP(d)                                   Zero Coupon          9/1/2012           183,750
     975,000   Park Place Entertainment Corporation(b)                          7.875         3/15/2010         1,117,594
     510,000   Penn National Gaming, Inc.                                       6.875         12/1/2011           535,500
     770,000   Rent-Way, Inc.                                                  11.875         6/15/2010           858,550
     360,000   Seneca Gaming Corporation                                        7.250          5/1/2012           379,800
     700,000   Station Casinos, Inc.(b)                                         6.000          4/1/2012           731,500
   1,135,000   Tenneco Automotive, Inc.                                        10.250         7/15/2013         1,322,275
     310,000   TravelCenters of America, Inc.                                  12.750          5/1/2009           359,600
   1,088,000   TRW Automotive, Inc.                                             9.375         2/15/2013         1,251,200
     350,000   Universal City Development Services                             11.750          4/1/2010           407,750
     600,000   VICORP Restaurants, Inc.                                        10.500         4/15/2011           600,000
     600,000   Warnaco, Inc.                                                    8.875         6/15/2013           670,500
     700,000   Warner Music Group                                               7.375         4/15/2014           719,250
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         24,640,907
=========================================================================================================================

Consumer Non-Cyclical (8.5%)
-------------------------------------------------------------------------------------------------------------------------
     590,000   Ardent Health Services, Inc.                                    10.000         8/15/2013           603,275
     610,000   Armkel Finance, Inc.                                             9.500         8/15/2009           664,138
     480,000   Beverly Enterprises, Inc.                                        7.875         6/15/2014           514,200
     650,000   Commonwealth Brands, Inc.                                       10.625          9/1/2008           682,500
     700,000   Delhaize America, Inc.                                           8.125         4/15/2011           806,488
     300,000   Fisher Scientific International, Inc.                            8.000          9/1/2013           338,250
     310,000   Fisher Scientific International, Inc.                            6.750         8/15/2014           331,700
     900,000   Fresenius Medical Care Capital Trust II(b)                       7.875          2/1/2008           969,750
     175,000   Fresenius Medical Care Capital Trust IV(b)                       7.875         6/15/2011           192,062
     340,000   IASIS Healthcare, LLC (IASIS Capital Corporation)                8.750         6/15/2014           365,500
     700,000   Ingles Markets, Inc.(b)                                          8.875         12/1/2011           756,000
     855,000   Jostens Holding Corporation(d)                             Zero Coupon         12/1/2013           596,362
     600,000   Michael Foods, Inc.                                              8.000        11/15/2013           633,000
     350,000   NeighborCare, Inc.(e)                                            6.875        11/15/2013           365,750
     211,000   PacifiCare Health Systems, Inc.                                 10.750          6/1/2009           243,178
     575,000   Rayovac Corporation                                              8.500         10/1/2013           631,062
     925,000   Roundy's, Inc.                                                   8.875         6/15/2012         1,005,938
     600,000   Smithfield Foods, Inc.                                           8.000        10/15/2009           666,000
     340,000   Stater Brothers Holdings, Inc.                                   8.125         6/15/2012           360,400
   1,245,000   Tenet Healthcare Corporation(b)                                  7.375          2/1/2013         1,176,525
     400,000   Tenet Healthcare Corporation                                     9.875          7/1/2014           419,000
     300,000   Triad Hospitals, Inc.                                            7.000         5/15/2012           321,000
     380,000   US Oncology, Inc.                                                9.000         8/15/2012           410,400
     800,000   Ventas Realty, LP/Ventas Capital Corporation                     8.750          5/1/2009           904,000
     170,000   Ventas Realty, LP/Ventas Capital Corporation                     6.625        10/15/2014           173,400
     400,000   VWR International, Inc.                                          8.000         4/15/2014           429,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     14,558,878
=========================================================================================================================

Energy (5.9%)
-------------------------------------------------------------------------------------------------------------------------
     920,000   Chesapeake Energy Corporation                                    9.000         8/15/2012         1,060,300
     250,000   CITGO Petroleum Corporation(e)                                   6.000        10/15/2011           254,375
     800,000   Dresser, Inc.                                                    9.375         4/15/2011           888,000
     380,000   Dresser-Rand Group, Inc.                                         7.375         11/1/2014           398,050
     725,000   EXCO Resources, Inc.                                             7.250         1/15/2011           784,812
   1,050,000   Hanover Equipment Trust(d)                                       8.500          9/1/2008         1,136,625
     580,000   Harvest Operations Corporation                                   7.875        10/15/2011           601,025
     670,000   Petroleum Geo-Services ASA                                      10.000         11/5/2010           763,800
   1,190,000   Premcor Refining Group, Inc.                                     6.750          5/1/2014         1,255,450
     570,000   Pride International, Inc.                                        7.375         7/15/2014           641,250
     600,000   SESI, LLC                                                        8.875         5/15/2011           657,000
     450,000   Vintage Petroleum, Inc.                                          7.875         5/15/2011           486,000
     350,000   Vintage Petroleum, Inc.                                          8.250          5/1/2012           392,000
     610,000   Western Oil Sands, Inc.                                          8.375          5/1/2012           711,412
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    10,030,099
=========================================================================================================================

Financials (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     591,000   American Financial Group, Inc., Convertible(d)                   1.486          6/2/2033           241,571
     477,400   FINOVA Group, Inc.                                               7.500        11/15/2009           217,217
     590,000   Refco Finance Holdings, LLC                                      9.000          8/1/2012           637,200
     875,000   Riggs Capital Trust II                                           8.875         3/15/2027           949,375
     250,000   Standard Aero Holdings, Inc.                                     8.250          9/1/2014           264,375
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 2,309,738
=========================================================================================================================

Technology (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     210,000   Celestica, Inc.                                                  7.875          7/1/2011           224,700
     330,000   Freescale Semiconductor, Inc.                                    6.875         7/15/2011           349,800
     330,000   Freescale Semiconductor, Inc.                                    7.125         7/15/2014           349,800
     600,000   Sanmina-SCI Corporation                                         10.375         1/15/2010           703,500
     600,000   Xerox Corporation                                                7.625         6/15/2013           660,000
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 2,287,800
=========================================================================================================================

Transportation (1.1%)
-------------------------------------------------------------------------------------------------------------------------
     590,231   Continental Airlines, Inc.                                       6.545          2/2/2019           571,752
     690,000   Horizon Lines, LLC                                               9.000         11/1/2012           746,062
     600,000   United Air Lines, Inc. (b,i)                                     6.602          9/1/2013           518,099
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             1,835,913
=========================================================================================================================

Utilities (9.2%)
-------------------------------------------------------------------------------------------------------------------------
     475,000   AES Corporation(b)                                               8.875         2/15/2011           546,844
   1,400,000   AES Corporation                                                  8.750         5/15/2013         1,617,000
     560,000   Allegheny Energy Supply Company, LLC(b)                          8.250         4/15/2012           631,400
     629,090   CE Generation, LLC                                               7.416        12/15/2018           661,038
     528,120   Cedar Brakes II, LLC                                             9.875          9/1/2013           599,416
     800,000   CMS Energy Corporation                                           7.000         1/15/2005           802,987
     200,000   Coastal Corporation                                              9.625         5/15/2012           217,500
     710,000   Dynegy Holdings, Inc.                                            9.875         7/15/2010           806,738
     420,000   Dynegy Holdings, Inc.                                            6.875          4/1/2011           406,350
   1,400,000   Edison Mission Energy                                            9.875         4/15/2011         1,655,499
     400,000   El Paso Corporation(b)                                           7.875         6/15/2012           417,000
   1,005,000   El Paso Corporation(b)                                           7.375        12/15/2012         1,015,050
      75,000   El Paso Natural Gas Corporation                                  7.625          8/1/2010            81,094
     775,000   Ferrellgas Partners, LP                                          8.750         6/15/2012           842,812
     250,000   Ferrellgas Partners, LP                                          6.750          5/1/2014           258,750
     150,000   Ipalco Enterprises, Inc.(d)                                      8.375        11/14/2008           167,625
     500,000   Ipalco Enterprises, Inc.(d)                                      8.625        11/14/2011           565,000
     500,000   Midwest Generation, LLC                                          8.750          5/1/2034           566,250
     380,000   Mission Energy Holding Company                                  13.500         7/15/2008           481,650
   1,275,000   NRG Energy, Inc.                                                 8.000        12/15/2013         1,404,094
     170,000   Pacific Energy Partners, LP/Pacific Energy Finance
               Corporation                                                      7.125         6/15/2014           184,450
     550,000   Sonat, Inc.(b)                                                   7.625         7/15/2011           562,375
     610,000   Williams Companies, Inc.                                         7.625         7/15/2019           686,250
     475,000   Williams Companies, Inc.(b)                                      7.875          9/1/2021           539,125
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 15,716,297
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $132,078,179)                                               139,505,642
=========================================================================================================================
      Shares   Preferred Stock (0.8%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
         918   Sovereign Real Estate Investment Corporation                                                    $1,377,000
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $1,354,050)                                                          1,377,000
=========================================================================================================================
      Shares   Common Stock(j)                                                                                      Value
-------------------------------------------------------------------------------------------------------------------------
           1   Abraxas Petroleum Corporation (k)                                                                       $3
         750   Arcadia Financial, Ltd., Stock Warrants (h,k)                                                            8
         735   ICG Communications, Inc., Stock Rights (k)                                                               7
           3   Orion Refining Corporation (g,h,k)                                                                       0
         500   Unifi Communications, Inc., Stock Warrants (g,h,k)                                                       5
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $27,847)                                                                       23
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (14.4%)         Interest Rate(l)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  24,751,163   Thrivent Financial Securities Lending Trust                      1.820%              N/A       $24,751,163
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $24,751,163)                                                                                    24,751,163
=========================================================================================================================
      Shares   Short-Term Investments (3.4%)                         Interest Rate(l)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   5,830,770   Thrivent Money Market Fund                                       0.820%              N/A        $5,830,770
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 5,830,770
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $164,042,009)                                                         $171,464,598
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(e) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(f) Denotes investments purchased on a when-issued basis.

(g) Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. These securities have been valued from the date of acquisition through October
    31, 2004, by obtaining quotations from brokers active with these securities. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of October 31, 2004.

                                                         Acquisition
Security                                                     Date                     Cost
-------------------------------------------------------------------------------------------
Amerigas Partners, LP                                     4/17/2002                $463,181
Orion Refining Corporation                                 8/3/2001                       0
Rocky River Private Placement                            11/22/2000                 448,747
Unifi Communications, Inc., Stock Warrants                2/14/1997                   6,525

(h) Security is fair valued as discussed in the notes to the financial statements.

(i) In bankruptcy.

(j) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent Partner High Yield Fund.

(k) Non-income producing security.

(l) The interest rate shown reflects the yield.

The accompanying notes to the financial statements are an integral part of this schedule.





Municipal Bond Fund
Schedule of Investments as of October 31, 2004(a)

   Principal
      Amount   Long-Term Fixed Income (98.9%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Alabama (0.1%)
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   Alabama 21st Century Authority Tobacco Settlement
               Revenue Bonds                                                    5.750%        12/1/2020        $1,004,180
-------------------------------------------------------------------------------------------------------------------------
               Total Alabama                                                                                    1,004,180
=========================================================================================================================

Alaska (0.5%)
-------------------------------------------------------------------------------------------------------------------------
   3,155,000   Alaska Energy Authority Power Revenue Refunding Bonds
               (Bradley Lake) (Series 5) (FSA Insured)                          5.000          7/1/2021         3,338,211
   3,370,000   Northern Tobacco Securitization Corporation, Alaska
               Tobacco Settlement Revenue Bonds                                 6.200          6/1/2022         3,365,585
-------------------------------------------------------------------------------------------------------------------------
               Total Alaska                                                                                     6,703,796
=========================================================================================================================

Arizona (1.0%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing) (FGIC Insured)             4.000          6/1/2005           759,128
     780,000   Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing) (FGIC Insured)             4.250          6/1/2006           806,130
     815,000   Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing) (FGIC Insured)             4.500          6/1/2007           864,666
     975,000   Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing) (FGIC Insured)             5.000          6/1/2011         1,076,507
   1,020,000   Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing) (FGIC Insured)             5.000          6/1/2012         1,129,793
     500,000   Glendale, Arizona Industrial Development Authority
               (Midwestern University) (Series A)                               5.750         5/15/2021           550,070
   2,000,000   Phoenix, Arizona Industrial Development Authority
               Government Office Lease Revenue Bonds (Capital Mall
               Project) (AMBAC Insured)                                         5.375         9/15/2020         2,171,520
     125,000   Phoenix, Arizona Industrial Development Authority
               Single Family Mortgage Revenue Bonds (Series 1A)
               (GNMA/FNMA/FHLMC Insured)                                        5.875          6/1/2016           126,254
   1,285,000   Pima County, Arizona Industrial Development Authority
               Multifamily Bonds (La Hacienda Project) (GNMA/FHA
               Insured)                                                         7.000        12/20/2031         1,397,180
   1,700,000   Pima County, Arizona Unified School District #16
               Catalina Foothills (Series A) (MBIA Insured)                     8.900          7/1/2005         1,777,384
   1,000,000   Pinal County, Arizona Unified School District #43
               Apache Junction (Series A) (FGIC Insured)(b)                     5.800          7/1/2011         1,072,450
     500,000   Yavapai County, Arizona Hospital Revenue (Yavapai
               Regional Medical Center) (Series A)                              6.000          8/1/2033           525,355
-------------------------------------------------------------------------------------------------------------------------
               Total Arizona                                                                                   12,256,437
=========================================================================================================================

Arkansas (0.7%)
-------------------------------------------------------------------------------------------------------------------------
     650,000   Arkansas Housing Development Agency Single Family
               Mortgage Revenue Bonds (FHA Insured)(b)                          8.375          7/1/2010           766,350
   2,400,000   Arkansas State Community Water System Public Water
               Authority Revenue (Series B) (MBIA Insured)                      5.000         10/1/2023         2,528,328
     432,500   Arkansas State Development Finance Authority Single
               Family Mortgage Revenue Bonds (Series F) (GNMA
               Insured) (Subject to 'AMT')                                      7.450          1/1/2027           439,584
   3,000,000   Jonesboro, Arkansas Residential Housing and Health
               Care Facilities Revenue Bonds (St. Bernards Regional
               Medical Center) (AMBAC Insured)                                  5.800          7/1/2011         3,218,070
     875,000   Pope County, Arkansas Pollution Control Revenue Bonds
               (Arkansas Power and Light Company Project) (FSA
               Insured)                                                         6.300         12/1/2016           895,860
   1,000,000   University of Arkansas Revenue Bond  (MBIA Insured)
               (Series B)(c)                                                    5.000         11/1/2034         1,028,890
-------------------------------------------------------------------------------------------------------------------------
               Total Arkansas                                                                                   8,877,082
=========================================================================================================================

California (10.1%)
-------------------------------------------------------------------------------------------------------------------------
   3,450,000   Anaheim, California Public Financing Authority Lease
               Revenue Bonds (Public Improvements Project)
               (Series A) (FSA Insured)                                         6.000          9/1/2024         4,150,384
   5,000,000   California Infrastructure & Economic Bank
               Revenue (Bay Area Toll Bridges) (1st Lien-A)(d)                  5.000          7/1/2025         5,229,600
     355,000   California Rural Home Mortgage Finance Authority
               Single Family Mortgage Revenue Bonds (Series D)
               (GNMA/FNMA Insured)(Subject to 'AMT')                            7.100          6/1/2031           372,097
   5,000,000   California State Department of Water Resources Supply
               Revenue Bonds (Series A) (AMBAC Insured)                         5.375          5/1/2018         5,585,950
   5,000,000   California State General Obligation Bonds                        5.250         12/1/2019         5,375,350
  10,000,000   California State General Obligation Bonds                        5.000          2/1/2020        10,507,600
   2,000,000   California State General Obligation Bonds (AMBAC
               Insured)                                                         6.300          9/1/2010         2,359,600
   3,000,000   California State Public Works Board Lease
               Revenue Bonds (Department of Corrections State
               Prison)                                                          7.400          9/1/2010         3,650,430
   4,000,000   California State Public Works Board Lease
               Revenue Bonds (UCLA Replacement Hospital) (Series A)
               (FSA Insured)                                                    5.375         10/1/2015         4,505,400
   1,500,000   California State Revenue General Obligation Bonds                7.000          8/1/2006         1,624,920
   2,000,000   California State Revenue General Obligation Bonds                5.250         11/1/2021         2,170,620
  10,000,000   California State Revenue General Obligation Bonds                5.250          4/1/2029        10,479,100
     300,000   California State Unrefunded General Obligation Bonds
               (MBIA Insured)                                                   6.000          8/1/2016           309,075
   2,000,000   California State Veterans General Obligation
               Revenue Bonds (FGIC) (Series AT)                                 9.500          2/1/2010         2,594,480
     600,000   Central Valley Financing Authority Cogeneration
               Project Revenue Bonds (Carson Ice-Gen Project)                   6.000          7/1/2009           608,322
   4,030,000   Contra Costa County, California Home Mortgage
               Revenue Bonds (GNMA Insured) (Escrowed to
               Maturity)(b)                                                     7.500          5/1/2014         5,376,665
   1,335,000   Foothill/Eastern Transportation Corridor Agency,
               California Toll Road Revenue Bonds (Series A)(b)           Zero Coupon          1/1/2005         1,331,035
   5,000,000   Foothill/Eastern Transportation Corridor Agency,
               California Toll Road Revenue Bonds (Series A)(b)           Zero Coupon          1/1/2009         5,749,350
   5,000,000   Foothill/Eastern Transportation Corridor Agency,
               California Toll Road Revenue Bonds (Series A)(b)           Zero Coupon          1/1/2011         6,013,150
   6,000,000   Foothill/Eastern Transportation Corridor Agency,
               California Toll Road Revenue Bonds (Series A)(b)           Zero Coupon          1/1/2013         7,229,580
   7,145,000   Foothill/Eastern Transportation Corridor Agency,
               California Toll Road Revenue Bonds (Series A)(b)           Zero Coupon          1/1/2014         8,609,225
     420,000   Golden West Schools Financing Authority, California
               Revenue Bonds (Series A) (MBIA Insured)                          5.800          2/1/2022           507,100
     740,000   Los Angeles, California Department of Water and Power
               Electric Plant Revenue Bonds(b)                                  6.100         2/15/2017           756,717
     260,000   Los Angeles, California Department of Water and Power
               Electric Plant Unrefunded Revenue Bonds(b)                       6.100         2/15/2017           265,873
   2,000,000   Los Angeles, California Unified School District
               Revenue Bonds (MBIA-Series A)                                    5.000          7/1/2021         2,141,060
   2,385,000   Orange County, California Recovery Certificates Of
               Participation Bonds (Series A)(MBIA Insured)                     5.800          7/1/2016         2,592,042
   5,000,000   Pittsburg, California Redevelopment Agency Tax
               Allocation Bonds (Los Medanos Community Development
               Project) (AMBAC Insured)                                   Zero Coupon          8/1/2024         1,811,800
   4,200,000   Pomona, California Single Family Mortgage
               Revenue Bonds (Series A) (GNMA/FNMA Insured)(b)                  7.600          5/1/2023         5,592,132
     500,000   Sacramento, California Cogeneration Authority Bonds
               (Procter and Gamble Project)(b)                                  6.375          7/1/2010           525,280
     500,000   Sacramento, California Cogeneration Authority
               Revenue Bonds (Procter and Gamble Project)                       6.375          7/1/2010           523,055
   1,500,000   San Bernardino County, California Single Family
               Mortgage Revenue Bonds (Series A) (GNMA Insured)(b)              7.500          5/1/2023         1,990,485
   1,500,000   San Francisco, California Bay Area Rapid Transit
               District Sales Tax Revenue Bonds (AMBAC Insured)                 6.750          7/1/2010         1,796,685
  15,000,000   San Joaquin Hills Transportation Corridor Agency,
               California Toll Road Revenue Bonds(b,e)                          7.650          1/1/2013        17,844,150
-------------------------------------------------------------------------------------------------------------------------
               Total California                                                                               130,178,312
=========================================================================================================================

Colorado (4.7%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Bromley East Project)
               (Series A)                                                       7.250         9/15/2030         2,017,320
     570,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Cherry Creek Academy
               Facility, Inc.)                                                  6.000          4/1/2021           578,841
   1,280,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Cherry Creek Academy
               Facility, Inc.)                                                  6.000          4/1/2030         1,297,792
   2,825,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Classical Academy)(b)                   7.250         12/1/2030         3,577,156
     835,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Pinnacle Charter School
               Project)(b)                                                      5.250         12/1/2011           903,019
   1,000,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (University Lab School
               Project)(b)                                                      5.750          6/1/2016         1,162,380
     750,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (University Lab School
               Project)(b)                                                      6.125          6/1/2021           888,458
   6,250,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (University Lab School
               Project)(b,d)                                                    6.250          6/1/2031         7,450,062
   2,000,000   Colorado Health Facilities Authority Revenue Bond
               (Evangelical Lutheran Good Samaritan) (Series B)                 3.750          6/1/2034         2,015,060
   1,000,000   Colorado Health Facilities Authority Revenue Bonds
               (Evangelical Lutheran Good Samaritan)                            6.250         12/1/2010         1,143,390
   5,000,000   Colorado Health Facilities Authority Revenue Bonds
               (Evangelical Lutheran Good Samaritan)                            6.800         12/1/2020         5,684,000
   1,000,000   Colorado Health Facilities Authority Revenue Bonds
               (Parkview Medical Center Project)                                6.500          9/1/2020         1,110,160
     500,000   Colorado Health Facilities Authority Revenue Bonds
               (Parkview Medical Center Project)                                6.600          9/1/2025           551,205
     270,000   Colorado Housing and Finance Authority Revenue Bonds
               (Single Family Program) (Series A-2) (Subject to
               'AMT')                                                           7.450         10/1/2016           271,682
     170,000   Colorado Housing and Finance Authority Revenue Bonds
               (Single Family Program) (Series A-3)                             7.250          4/1/2010           172,268
   1,140,000   Colorado Housing and Finance Authority Revenue Bonds
               (Single Family Program) (Series B-3)(f)                          6.700          8/1/2017         1,204,718
     165,000   Colorado Housing and Finance Authority Revenue Bonds
               (Single Family Program) (Series C-3) (FHA/VA Insured)            7.150         10/1/2030           166,421
     115,000   Colorado Housing and Finance Authority Single Family
               Revenue Bonds (Series A-3)                                       7.000         11/1/2016           117,882
   1,195,000   Colorado Housing and Finance Authority Single Family
               Revenue Bonds (Series D-2) (Subject to 'AMT')                    6.350         11/1/2029         1,236,670
      70,000   Colorado Water Resources and Power Development
               Authority Clean Water Revenue Unrefunded Bonds
               (Series A) (FSA Insured)                                         6.250          9/1/2013            70,242
   3,525,000   Colorado Water Resources and Power Development
               Authority Small Water Resources Revenue Bonds
               (Series A) (FGIC Insured)                                        5.250         11/1/2021         3,857,408
   6,000,000   Denver, Colorado City & County Bonds(d)                          5.600         10/1/2029         6,605,220
     200,000   Denver, Colorado Health and Hospital Authority
               Healthcare Revenue Bonds (Series A)                              5.250         12/1/2010           208,832
     200,000   Denver, Colorado Health and Hospital Authority                   5.250         12/1/2011           207,032
   2,000,000   Denver, Colorado Health and Hospital Authority
               Healthcare Revenue Bonds (Series A) (ACA/ CBI
               Insured)                                                         6.250         12/1/2016         2,177,200
     150,000   Douglas County, Colorado School District # RE-1
               Douglas and Elbert Counties General Obligation Bonds
               (Series A) (MBIA Insured)                                        6.500        12/15/2016           152,306
   1,890,000   Goldsmith, Colorado Metropolitan District Capital
               Appreciation General Obligation Bonds (MBIA Insured)       Zero Coupon          6/1/2007         1,774,105
   1,890,000   Goldsmith, Colorado Metropolitan District Capital
               Appreciation General Obligation Bonds (MBIA Insured)       Zero Coupon          6/1/2008         1,712,831
   1,885,000   Goldsmith, Colorado Metropolitan District Capital
               Appreciation General Obligation Bonds (MBIA Insured)       Zero Coupon         12/1/2008         1,677,198
   3,000,000   Larimer County, Colorado School District # R 1 Poudre
               Valley (MBIA/IBC Insured)                                        7.000        12/15/2016         3,907,020
   4,000,000   Northwest Parkway Public Highway Authority, Colorado
               Capital Appreciation Revenue Bonds (Series C) (AMBAC
               Insured)(e)                                                Zero Coupon         6/15/2021         3,200,000
   3,500,000   Regional Transportation District, Colorado, Sales Tax
               Revenue Bonds (Series B) (AMBAC Insured)                         5.500         11/1/2021         3,928,190
-------------------------------------------------------------------------------------------------------------------------
               Total Colorado                                                                                  61,026,068
=========================================================================================================================

Connecticut (0.5%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Connecticut State Health and Educational Facilities
               Authority Revenue (Yale University) (Series W)                   5.125          7/1/2027         2,061,280
   4,000,000   Connecticut State Special Tax Obligation
               Revenue Bonds (Transportation Infrastructure)
               (Series B)                                                       6.500         10/1/2010         4,752,800
-------------------------------------------------------------------------------------------------------------------------
               Total Connecticut                                                                                6,814,080
=========================================================================================================================

District of Columbia (0.6%)
-------------------------------------------------------------------------------------------------------------------------
   7,845,000   District of Columbia Tobacco Settlement Financing
               Corporation Revenue Bonds                                        6.250         5/15/2024         7,577,642
-------------------------------------------------------------------------------------------------------------------------
               Total District of Columbia                                                                       7,577,642
=========================================================================================================================

Florida (1.6%)
-------------------------------------------------------------------------------------------------------------------------
     797,000   Brevard County, Florida Housing Finance Authority
               Homeowner Mortgage Revenue Bonds (Series B) (GNMA
               Insured)                                                         6.500          9/1/2022           808,580
   1,965,000   Clay County, Florida Housing Finance Authority Single
               Family Mortgage Revenue Bonds (GNMA/FNMA Insured)
               (Subject to 'AMT')                                               6.000          4/1/2029         2,029,707
     750,000   Florida Intergovernmental Finance Commission Capital
               Revenue Bonds(b)                                                 5.125          5/1/2021           845,295
     620,000   Florida State Board of Education Capital Outlay
               Unrefunded General Obligation Bonds (MBIA Insured)               9.125          6/1/2014           893,997
   1,520,000   Florida State Revenue Bonds (Jacksonville
               Transportation)                                                  5.000          7/1/2019         1,604,770
   2,000,000   Highlands County, Florida Health Facilities Authority
               Revenue Bonds (Adventist Health System/Sunbelt, Inc.)
               (Series A)                                                       6.000        11/15/2031         2,152,380
   1,500,000   Jacksonville, Florida Health Facilities Authority
               Revenue Bonds (Series C)(b)                                      5.750         8/15/2015         1,720,365
   1,145,000   Leon County, Florida Educational Facilities Authority
               Certificates of Participation(b)                                 8.500          9/1/2017         1,674,024
     305,000   Manatee County, Florida Housing Finance Authority
               Single Family Mortgage Revenue Bonds (Series 1)
               (GNMA/FNMA/ FHLMC Insured) (Subject to 'AMT')                    7.200          5/1/2028           311,121
   1,320,000   Orange County, Florida Health Facilities Authority
               Revenue Bonds (Adventist Health Systems)                         5.750        11/15/2008         1,466,401
   1,000,000   Orange County, Florida Health Facilities Authority
               Revenue Bonds (Adventist Health Systems)                         5.850        11/15/2010         1,134,280
   2,000,000   Orange County, Florida Health Facilities Authority
               Revenue Bonds (Orlando Regional Healthcare System)
               (Series A) (MBIA Insured)                                        6.250         10/1/2018         2,461,880
   1,195,000   Orange County, Florida Housing Finance Authority
               Homeowner Revenue Bonds (Series B-1) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                      5.900          9/1/2028         1,240,661
     600,000   Palm Beach County, Florida Housing Finance Authority
               Single Family Homeowner Revenue Bonds (Series A-1)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           5.900         10/1/2027           622,926
     500,000   Pinellas County, Florida Housing Finance Authority
               Single Family Housing Revenue Bonds (Multi-County
               Program) (Series B-1) (Subject to 'AMT)                          7.250          9/1/2029           502,710
     655,000   Pinellas County, Florida Housing Finance Authority
               Single Family Housing Revenue Bonds (Series A-1)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           7.200          9/1/2029           697,536
-------------------------------------------------------------------------------------------------------------------------
               Total Florida                                                                                   20,166,633
=========================================================================================================================

Georgia (3.1%)
-------------------------------------------------------------------------------------------------------------------------
   6,900,000   Bibb County, Georgia Authority Environmental
               Improvement Revenue Refunding Bonds (Temple-Inland
               Forest Products)                                                 4.850         12/1/2009         7,228,302
   2,000,000   Brunswick, Georgia Water and Sewer Revenue Refunding
               Bonds (MBIA Insured)                                             6.000         10/1/2011         2,276,420
   1,500,000   Brunswick, Georgia Water and Sewer Revenue Refunding
               Bonds (MBIA Insured)                                             6.100         10/1/2019         1,878,255
   1,560,000   Chatham County, Georgia Hospital Authority (Memorial
               Health University Medical Center)                                5.750          1/1/2029         1,661,977
   1,000,000   Chatham County, Georgia Hospital Authority
               Revenue Bonds (Memorial Health University Medical
               Center)                                                          6.125          1/1/2024         1,088,500
   5,000,000   Cherokee County, Georgia Water and Sewer Authority
               Revenue Refunding Bonds (MBIA Insured)                           5.500          8/1/2018         5,902,850
   1,000,000   Georgia State General Obligation Bonds (Series B)                6.300          3/1/2009         1,153,660
   1,000,000   Georgia State General Obligation Bonds (Series B)                6.300          3/1/2010         1,172,440
   2,000,000   Georgia State General Obligation Bonds (Series B)                5.650          3/1/2012         2,323,720
   3,500,000   Georgia State General Obligation Bonds (Series D)                5.000          8/1/2012         3,932,250
   1,000,000   McDuffie County, Georgia Development Authority Waste
               Disposal Revenue Adjusted (Temple-Inland Forest
               Products)                                                        6.950         12/1/2023         1,078,050
   2,500,000   Milledgeville-Baldwin County, Georgia Development
               Authority Revenue Bonds                                          5.500          9/1/2024         2,530,175
   5,000,000   Rockdale County, Georgia Water and Sewer Authority
               Revenue Bonds (Series A) (MBIA Insured)                          5.500          7/1/2025         5,436,950
   1,500,000   Savannah, Georgia Economic Development Authority
               Student Housing Revenue Bonds (State University
               Project) (Series A)(ACA Insured)                                 6.750        11/15/2020         1,664,760
-------------------------------------------------------------------------------------------------------------------------
               Total Georgia                                                                                   39,328,309
=========================================================================================================================

Hawaii (1.8%)
-------------------------------------------------------------------------------------------------------------------------
   7,330,000   Hawaii State Highway Revenue Bonds                               5.500          7/1/2018         8,621,693
   1,000,000   Honolulu, Hawaii City & County (Series A) (FSA
               Insured)(b)                                                      5.250          9/1/2024         1,140,590
  10,000,000   Honolulu, Hawaii City & County (Series A) (FSA
               Insured)                                                         5.250          3/1/2027        10,602,800
   2,555,000   Honolulu, Hawaii City & County Revenue Bonds
               (Unrefunded Balance) (Series A) (FGIC Insured)                   6.250          4/1/2014         3,099,522
-------------------------------------------------------------------------------------------------------------------------
               Total Hawaii                                                                                    23,464,605
=========================================================================================================================

Idaho (0.4%)
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   Idaho Falls, Idaho General Obligation Bonds (FGIC
               Insured)                                                   Zero Coupon          4/1/2007          $944,330
   3,115,000   Idaho Falls, Idaho General Obligation Bonds (FGIC
               Insured)                                                   Zero Coupon          4/1/2010         2,591,649
   2,000,000   Idaho Falls, Idaho General Obligation Bonds (FGIC
               Insured)                                                   Zero Coupon          4/1/2011         1,593,580
-------------------------------------------------------------------------------------------------------------------------
               Total Idaho                                                                                      5,129,559
=========================================================================================================================

Illinois (8.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Alton, Illinois Hospital Facilities Revenue and
               Refunding Bonds (St. Anthony's Health Center)                    6.000          9/1/2014         1,010,090
   2,000,000   Broadview, Illinois Tax Increment Tax Allocation
               Revenue Bonds                                                    5.250          7/1/2012         2,086,400
   1,000,000   Broadview, Illinois Tax Increment Tax Allocation
               Revenue Bonds                                                    5.375          7/1/2015         1,034,710
  10,000,000   Chicago, Illinois Capital Appreciation City Colleges
               General Obligation Bonds (FGIC Insured)                    Zero Coupon          1/1/2024         3,833,200
   3,000,000   Chicago, Illinois Lakefront Millennium Project
               General Obligation Bonds (MBIA Insured)                    Zero Coupon          1/1/2029         2,907,690
     120,000   Chicago, Illinois Single Family Mortgage
               Revenue Bonds (Series A) (GNMA/FNMA/FHLMC Insured)
               (Subject to 'AMT')                                               7.250          9/1/2028           120,673
     795,000   Chicago, Illinois Single Family Mortgage
               Revenue Bonds (Series C) (GNMA/FNMA/FHLMC Insured)
               (Subject to 'AMT')                                               7.050         10/1/2030           808,658
     265,000   Chicago, Illinois Single Family Mortgage
               Revenue Bonds (Series C) (GNMA/FNMA/FHLMC Insured)
               (Subject to 'AMT')                                               7.000          3/1/2032           273,499
   7,200,000   Chicago, Illinois Tax Increment Capital Appreciation
               Tax Allocation Bonds (Series A) (ACA Insured)              Zero Coupon        11/15/2014         4,447,008
   1,000,000   Cook County, Illinois Community Consolidated School
               District #15 Palatine Capital Appreciation General
               Obligation Bonds (FGIC Insured)                            Zero Coupon         12/1/2014           658,480
   2,500,000   Cook County, Illinois General Obligation Bonds
               (Series A) (MBIA Insured)                                        6.250        11/15/2011         2,977,150
   1,250,000   Cook County, Illinois School District #99 Cicero
               General Obligation Bonds (FGIC Insured)                          8.500         12/1/2011         1,662,212
   1,565,000   Cook County, Illinois School District #99 Cicero
               General Obligation Bonds (FGIC Insured)                          8.500         12/1/2014         2,196,587
   1,815,000   Cook County, Illinois School District #99 Cicero
               General Obligation Bonds (FGIC Insured)                          8.500         12/1/2016         2,639,409
   1,000,000   DuPage County, Illinois General Obligation Bonds
               (Stormwater Project)                                             5.600          1/1/2021         1,169,120
   1,710,000   DuPage, Cook & Will Counties, Illinois Community
               College District Number 502                                      5.000          1/1/2017         1,861,882
   1,000,000   Illinois Development Finance Authority Revenue Bonds
               (Midwestern University) (Series B)                               6.000         5/15/2021         1,110,690
   1,000,000   Illinois Development Finance Authority Revenue Bonds
               (Midwestern University) (Series B)                               6.000         5/15/2026         1,082,040
   2,365,000   Illinois Development Finance Authority Revenue Bonds
               (School District #304) (Series A) (FSA Insured)            Zero Coupon          1/1/2021         1,095,823
   4,900,000   Illinois Educational Facilities Authority
               Revenue Bonds (Northwestern University)                          5.250         11/1/2032         5,574,828
   1,000,000   Illinois Educational Facilities Authority Student
               Housing Revenue Bonds (University Center Project)                6.625          5/1/2017         1,076,270
     380,000   Illinois Health Facilities Authority Prerefunded
               Revenue Bonds (Series B) (MBIA/IBC Insured)                      5.250         8/15/2018           424,601
   1,600,000   Illinois Health Facilities Authority Revenue Bonds
               (Bethesda Home and Retirement)(Series A)                         6.250          9/1/2014         1,695,440
   2,000,000   Illinois Health Facilities Authority Revenue Bonds
               (Centegra Health Systems)                                        5.250          9/1/2018         2,033,480
   2,000,000   Illinois Health Facilities Authority Revenue Bonds
               (Lutheran General Health Care Facilities) (FSA
               Insured)                                                         6.000          4/1/2018         2,428,120
   2,500,000   Illinois Health Facilities Authority Revenue Bonds
               (Passavant Memorial Area Hospital Association)                   6.000         10/1/2024         2,598,375
   1,000,000   Illinois Health Facilities Authority Revenue Bonds
               (Riverside Health System)(b)                                     6.850        11/15/2029         1,223,100
   4,180,000   Illinois Health Facilities Authority Revenue Bonds
               (Rush-Presbyterian-St. Lukes) (Series A) (MBIA
               Insured)                                                         5.250        11/15/2014         4,586,672
   3,985,000   Illinois Health Facilities Authority Revenue Bonds
               (Swedish American Hospital)                                      6.875        11/15/2030         4,321,334
   4,655,000   Illinois Health Facilities Authority Revenue Bonds
               (Thorek Hospital and Medical Center)                             5.250         8/15/2018         4,577,075
   2,120,000   Illinois Health Facilities Authority Unrefunded
               Revenue Bonds (Series B) (MBIA/IBC Insured)                      5.250         8/15/2018         2,291,614
   2,000,000   Illinois Sports Facilities Authority State Tax
               Supported Capital Appreciation Revenue Bonds (AMBAC
               Insured)                                                   Zero Coupon         6/15/2017         1,151,000
   1,500,000   Illinois Sports Facilities Authority State Tax
               Supported Capital Appreciation Revenue Bonds (AMBAC
               Insured)                                                   Zero Coupon         6/15/2018           816,450
   1,500,000   Illinois Sports Facilities Authority State Tax
               Supported Capital Appreciation Revenue Bonds (AMBAC
               Insured)                                                   Zero Coupon         6/15/2019           769,725
   7,925,000   Illinois State Sales Tax Revenue Bonds (Second
               Series)                                                          5.750         6/15/2018         9,526,880
   3,065,000   Illinois State Sales Tax Revenue Bonds (Series L)                7.450         6/15/2012         3,886,941
   3,035,000   McHenry County, Illinois Community High School
               District #157 General Obligation Bonds (FSA Insured)             9.000         12/1/2017         4,625,279
   4,000,000   McLean County, Illinois Bloomington - Normal, Airport
               Authority (Central Illinois Regional Airport)
               Revenue Bonds (Subject to 'AMT')                                 6.050        12/15/2019         3,877,920
   1,410,000   Metropolitan Pier and Exposition Authority, Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (FGIC Insured)                                          5.250        12/15/2028         1,461,254
   1,115,000   Metropolitan Pier and Exposition Authority, Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series A)(b)                                           5.500         6/15/2015         1,311,285
     885,000   Metropolitan Pier and Exposition Authority, Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series A) (FGIC Insured)                               5.500         6/15/2015         1,025,202
  17,505,000   Metropolitan Pier and Exposition Authority, Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series A) (FGIC Insured)                         Zero Coupon         6/15/2020         8,582,351
   3,100,000   Metropolitan Pier and Exposition Authority, Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series A) (MBIA Insured)                         Zero Coupon         6/15/2024         1,184,045
   2,000,000   Metropolitan Pier and Exposition Authority, Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series A) (MBIA Insured)                         Zero Coupon        12/15/2024           745,380
   7,000,000   Metropolitan Pier and Exposition Authority, Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series B) (MBIA Insured)(e)                      Zero Coupon         6/15/2020         5,298,510
   3,000,000   Regional Transportation Authority, Illinois
               Revenue Bonds (Series A) (FGIC Insured)                          6.700         11/1/2021         3,791,250
-------------------------------------------------------------------------------------------------------------------------
               Total Illinois                                                                                 113,859,702
=========================================================================================================================

Indiana (1.5%)
-------------------------------------------------------------------------------------------------------------------------
   1,335,000   Avon, Indiana Community School Building Corporation              5.250          1/1/2022         1,432,709
   2,665,000   Avon, Indiana Community School Building Corporation
               Revenue Bonds Unrefunded Balance (First Mortgage)
               (AMBAC Insured)                                                  5.250          1/1/2022         2,803,580
     700,000   Ball State University, Indiana University Student Fee
               Revenue Bonds (Series K) (FGIC Insured)                          5.750          7/1/2020           793,821
   1,250,000   East Chicago, Indiana Elementary School Building
               Corporation Revenue Bonds                                        6.250          1/5/2016         1,470,125
     270,000   Indiana State Housing Authority Single Family
               Mortgage Revenue Bonds (Series C-2) (GNMA Insured)               5.250          7/1/2017           277,017
     510,000   Indiana Transportation Finance Authority Airport
               Facilities Lease Revenue Bonds (Series A)                        5.400         11/1/2006           536,729
     250,000   Indiana Transportation Finance Authority Highway
               Revenue Bonds (Series A)                                         6.800         12/1/2016           307,950
     570,000   Indiana Transportation Finance Authority Highway
               Revenue Bonds (Series A) (AMBAC Insured)(b)                      5.750          6/1/2012           664,403
     985,000   Indiana Transportation Finance Authority Highway
               Revenue Bonds (Series A) (MBIA/IBC Insured)(b)                   7.250          6/1/2015         1,191,643
   3,565,000   Indiana Transportation Finance Authority Highway
               Unrefunded Revenue Bonds (Series A) (MBIA/IBC
               Insured)                                                         7.250          6/1/2015         4,500,420
   2,500,000   Petersburg, Indiana Industrial Pollution Control
               Revenue Bonds (Indianapolis Power and Light Company)
               (Series A) (MBIA/IBC Insured)                                    6.100          1/1/2016         2,519,175
   2,120,000   Purdue University, Indiana Revenue Bonds (Student
               Fees) (Series L)                                                 5.000          7/1/2020         2,245,398
-------------------------------------------------------------------------------------------------------------------------
               Total Indiana                                                                                   18,742,970
=========================================================================================================================

Iowa (0.8%)
-------------------------------------------------------------------------------------------------------------------------
   2,085,000   Coralville, Iowa Urban Renewal Revenue Bond Annual
               Appropriation (Tax Increment-H2)                                 5.000          6/1/2011         2,233,014
   3,125,000   Coralville, Iowa Urban Renewal Revenue Bond Annual
               Appropriation (Tax Increment-H2)(f)                              5.000          6/1/2021         3,201,938
   4,500,000   Iowa Finance Authority Health Care Facilities
               Revenue Bonds (Genesis Medical Center)                           6.250          7/1/2025         4,876,740
-------------------------------------------------------------------------------------------------------------------------
               Total Iowa                                                                                      10,311,692
=========================================================================================================================

Kansas (0.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,255,000   Kansas City, Kansas Utility System Capital
               Appreciation Revenue Bonds (AMBAC Insured)(b)              Zero Coupon          3/1/2007         1,189,941
     920,000   Kansas City, Kansas Utility System Capital
               Appreciation Unrefunded Revenue Bonds (AMBAC Insured)      Zero Coupon          3/1/2007           871,507
   1,000,000   Kansas State Development Finance Authority Health
               Facilities Revenue Bonds (Stormont Vail Healthcare)
               (Series K)                                                       5.375        11/15/2024         1,069,650
   2,000,000   Olathe, Kansas Health Facilities Revenue Bonds
               (Olathe Medical Center Project) (Series A) (AMBAC
               Insured)                                                         5.500          9/1/2025         2,142,300
     700,000   Sedgwick and Shawnee Counties, Kansas Single Family
               Mortgage Revenue Bonds (Series A-2) (GNMA Insured)               6.700          6/1/2029           741,510
   2,300,000   University of Kansas Hospital Authority Health
               Facilities Revenue Bond                                          5.500          9/1/2022         2,388,826
-------------------------------------------------------------------------------------------------------------------------
               Total Kansas                                                                                     8,403,734
=========================================================================================================================

Kentucky (0.6%)
-------------------------------------------------------------------------------------------------------------------------
   5,345,000   Kentucky State Turnpike Authority Economic
               Development Revenue Bonds (Revitalization Project)
               (FGIC Insured)(d)                                          Zero Coupon          1/1/2010         4,516,739
   3,000,000   Maysville, Kentucky Solid Waste Disposal Facility
               Revenue Bonds (Inland Container Corporation Project)             6.900          9/1/2022         3,222,240
-------------------------------------------------------------------------------------------------------------------------
               Total Kentucky                                                                                   7,738,979
=========================================================================================================================

Louisiana (1.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,400,000   Jefferson Parish, Louisiana Home Mortgage Authority
               Single Family Mortgage Revenue Bonds (Series A-2)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           7.500         12/1/2030         1,472,030
     550,000   Jefferson Parish, Louisiana Home Mortgage Authority
               Single Family Mortgage Revenue Bonds (Series D-1)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           7.500          6/1/2026           573,617
     880,000   Louisiana Housing Finance Agency Single Family
               Mortgage Revenue Bonds (Series A-2) (GNMA/FNMA/FHLMC
               Insured) (Subject to 'AMT')                                      7.800         12/1/2026           930,142
     645,000   Louisiana Housing Finance Agency Single Family
               Mortgage Revenue Bonds (Series D-2) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                      7.050          6/1/2031           680,094
   3,000,000   Louisiana Public Facilities Authority Hospital
               Revenue Bonds (Lake Charles Memorial) (AMBAC/TCRS
               Insured)                                                         8.625         12/1/2030         3,881,820
   6,500,000   New Orleans, Louisiana General Obligation Bonds
               (AMBAC Insured)                                            Zero Coupon          9/1/2012         4,810,715
   3,000,000   Orleans Parish, Louisiana School Board Administration
               Offices Revenue Bonds (MBIA Insured)(b)                          8.950          2/1/2008         3,626,370
   2,605,000   Regional Transportation Authority, Louisiana Sales
               Tax Revenue Bonds (Series A) (FGIC Insured)                      8.000         12/1/2012         3,444,018
   4,200,000   Tobacco Settlement Financing Corporation, Louisiana
               Revenue Bonds (Series 2001-B)                                    5.500         5/15/2030         3,765,846
-------------------------------------------------------------------------------------------------------------------------
               Total Louisiana                                                                                 23,184,652
=========================================================================================================================

Maryland (0.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,250,000   Frederick County, Maryland Educational Facilities
               Revenue Bonds (Mount Saint Mary's College) (Series A)            5.750          9/1/2025         1,310,400
   1,915,000   Maryland State Economic Development Corporation
               Revenue Bonds (Lutheran World Relief)                            7.200          4/1/2025         2,107,228
   1,550,000   Maryland State Economic Development Corporation
               Student Housing Revenue Bonds (Sheppard Pratt) (ACA
               Insured)                                                         6.000          7/1/2033         1,635,172
   1,000,000   Maryland State Health and Higher Educational
               Facilities Authority Revenue Bonds (University of
               Maryland Medical System)                                         6.000          7/1/2022         1,072,190
   4,500,000   Morgan State University, Maryland Academic and
               Auxiliary Facilities Fees Revenue Bonds (MBIA
               Insured)                                                         6.050          7/1/2015         5,310,135
     105,000   Prince Georges County, Maryland Housing Authority
               Single Family Mortgage Revenue Bonds (Series A)
               (GNMA/FNMA/ FHLMC Insured) (Subject to 'AMT')                    7.400          8/1/2032           105,266
     425,000   Westminster, Maryland Education Facilities
               Revenue Bond (McDaniel College)                                  5.500          4/1/2027           439,879
-------------------------------------------------------------------------------------------------------------------------
               Total Maryland                                                                                  11,980,270
=========================================================================================================================

Massachusetts (1.1%)
-------------------------------------------------------------------------------------------------------------------------
   4,935,000   Massachusetts State Construction Lien General
               Obligation Bonds (Series A) (FGIC-TCRS)                          5.250          1/1/2013         5,597,080
     725,000   Massachusetts State Development Finance Agency
               Revenue Bonds (Devens Electric Systems)                          5.625         12/1/2016           791,127
   2,000,000   Massachusetts State General Obligation Bonds
               (Series B)(b)                                                    6.500          8/1/2008         2,274,540
   2,500,000   Massachusetts State Health and Educational Facilities
               Authority Revenue Bonds (Daughters of Charity)
               (Series D)(b)                                                    6.100          7/1/2014         2,659,400
   1,000,000   Massachusetts State Health and Educational Facilities
               Authority Revenue Bonds (Partners Healthcare System)
               (Series C)                                                       6.000          7/1/2016         1,146,320
   1,170,000   Westfield, Massachusetts General Obligation Bonds
               (FGIC Insured)(b)                                                6.500          5/1/2014         1,396,442
-------------------------------------------------------------------------------------------------------------------------
               Total Massachusetts                                                                             13,864,909
=========================================================================================================================

Michigan (3.6%)
-------------------------------------------------------------------------------------------------------------------------
     515,000   Chelsea, Michigan Economic Development Corporation
               Obligation Revenue Bonds (United Methodist Retirement
               Communities, Inc.)                                               4.800        11/15/2005           513,249
     545,000   Chelsea, Michigan Economic Development Corporation
               Obligation Revenue Bonds (United Methodist Retirement
               Communities, Inc.)                                               4.900        11/15/2006           540,427
   2,000,000   East Lansing, Michigan Building Authority General
               Obligation Bonds                                                 5.700          4/1/2020         2,411,480
   1,000,000   Grand Valley, Michigan State University Revenue Bonds
               (MBIA Insured)                                                   5.250         10/1/2017         1,085,150
     135,000   Hillsdale, Michigan Hospital Finance Authority
               Revenue Bonds (Hillsdale Community Health Center)                4.800         5/15/2005           135,159
   2,355,000   John Tolfree Health System Corporation, Michigan
               Mortgage Revenue Bonds                                           5.850         9/15/2013         2,402,806
   1,500,000   Livonia, Michigan Public Schools School District
               General Obligation Bonds (FGIC Insured)(b)                 Zero Coupon          5/1/2009         1,305,015
   2,460,000   Michigan Municipal Bond Authority Revenue Bonds
               (Local Government Loan Program) (FGIC Insured)             Zero Coupon         12/1/2005         2,407,799
   1,380,000   Michigan Public Power Agency Revenue Bonds
               (Combustion Turbine #1 Project) (Series A)(AMBAC
               Insured)                                                         5.250          1/1/2016         1,527,246
      45,000   Michigan State Hospital Finance Authority
               Revenue Bonds (Detroit Medical Center)                           8.125         8/15/2012            45,115
     950,000   Michigan State Hospital Finance Authority
               Revenue Bonds (Hackley Hospital) (Series A)                      4.800          5/1/2005           958,702
   2,825,000   Michigan State Hospital Finance Authority
               Revenue Bonds (MBIA Insured)                                     5.375         8/15/2014         3,241,772
   6,580,000   Michigan State Hospital Finance Authority
               Revenue Bonds (Oakwood Obligated Group)                          5.000         11/1/2009         7,092,385
     175,000   Michigan State Hospital Finance Authority
               Revenue Bonds (Series P) (MBIA Insured)(b)                       5.375         8/15/2014           191,368
   2,750,000   Michigan State Hospital Finance Authority
               Revenue Refunding Bonds (Crittenton Hospital)
               (Series A)                                                       5.500          3/1/2022         2,875,318
   4,500,000   Rochester, Michigan Community School District (MBIA
               Insured)                                                         5.000          5/1/2019         5,070,465
   3,320,000   Sault Ste Marie, Michigan Chippewa Indians Housing
               Authority (Tribal Health and Human Services Center)              7.750          9/1/2012         3,337,264
   2,000,000   St. Clair County, Michigan Economic Development
               Corporation Revenue Bonds (Detroit Edison)
               (Series AA) (AMBAC Insured)                                      6.400          8/1/2024         2,289,420
     990,000   Summit Academy North, Michigan Public School Academy
               Certificates of Participation                                    6.550          7/1/2014         1,013,710
     690,000   Summit Academy North, Michigan Public School Academy
               Certificates of Participation                                    8.375          7/1/2030           723,362
   1,000,000   Trenton, Michigan Building Authority General
               Obligation Bonds (AMBAC Insured)                                 5.600         10/1/2019         1,129,560
   3,560,000   Wayne State University, Michigan University
               Revenue Bonds (FGIC Insured)                                     5.125        11/15/2029         3,664,344
   1,860,000   West Ottawa, Michigan Public School District General
               Obligation Bonds (MBIA Insured)                            Zero Coupon          5/1/2005         1,842,590
-------------------------------------------------------------------------------------------------------------------------
               Total Michigan                                                                                  45,803,706
=========================================================================================================================

Minnesota (4.1%)
-------------------------------------------------------------------------------------------------------------------------
     375,000   Chaska, Minnesota Economic Development Authority
               School Facilities Lease Revenue Bonds (Independent
               School District #112) (Series A)                                 5.125         12/1/2010           404,456
   4,000,000   Lakeville, Minnesota Independent School District #194
               (Series B) (FGIC Insured)                                  Zero Coupon          2/1/2016         2,421,800
     800,000   Minneapolis and St. Paul, Minnesota Housing &
               Redevelopment Authority Healthcare System
               (HealthPartners Obligated Group Project)                         6.000         12/1/2021           857,976
   1,000,000   Minneapolis and St. Paul, Minnesota Metropolitan
               Airports Commission Airport Revenue Bonds (Series C)
               (FGIC Insured)                                                   5.125          1/1/2020         1,065,780
   7,685,000   Minneapolis, Minnesota Community Development Agency
               Tax Increment Revenue Bonds (MBIA Insured)                 Zero Coupon          3/1/2009         6,737,593
   5,000,000   Minnesota Agricultural and Economic Development Board
               Health Care System Revenue Bonds (Fairview Hospital)
               (Series A) (MBIA Insured)                                        5.750        11/15/2026         5,504,350
   3,750,000   Minnesota Higher Education Facilities Authority
               Revenue Bonds (Augsburg College) (Series 4-F1)                   6.250          5/1/2023         3,928,462
   1,000,000   Minnesota Higher Education Facilities Authority
               Revenue Bonds (College of Art and Design)
               (Series 5-D)                                                     6.625          5/1/2020         1,102,710
     530,000   Minnesota Higher Education Facilities Authority
               Revenue Bonds (University of St. Thomas) (Series 5-Y)            5.250         10/1/2019           579,454
   3,620,000   Minnesota State General Obligation Bonds                         5.250          8/1/2017         3,924,623
   1,000,000   Northfield, Minnesota Hospital Revenue Bonds
               (Series C)                                                       6.000         11/1/2021         1,055,310
   1,300,000   Northfield, Minnesota Hospital Revenue Bonds
               (Series C)                                                       6.000         11/1/2026         1,367,977
   2,040,000   Northfield, Minnesota Hospital Revenue Bonds
               (Series C)                                                       6.000         11/1/2031         2,146,672
     300,000   Scott County, Minnesota Housing and Redevelopment
               Authority Facilities Lease Revenue Bonds(Workforce
               Center Project)                                                  5.000          2/1/2017           312,549
     525,000   Scott County, Minnesota Housing and Redevelopment
               Authority Facilities Lease Revenue Bonds (Workforce
               Center Project)                                                  5.000          2/1/2018           545,491
  10,530,000   Southern Minnesota Municipal Power Agency Power
               Supply System Revenue Bonds (Series A) (AMBAC
               Insured)                                                         5.000          1/1/2011        11,705,569
   2,000,000   St. Louis Park, Minnesota Health Care Facilities
               Revenue Bonds                                                    5.250          7/1/2030         2,041,460
   1,690,000   St. Paul, Minnesota Housing and Redevelopment
               Authority Lease Parking Facilities Revenue Bonds
               (Rivercentre Parking Ramp)                                       6.000          5/1/2013         1,861,450
   5,000,000   White Earth Band of Chippewa Indians, Minnesota
               Revenue Bonds (Series A) (ACA Insured)                           7.000         12/1/2011         5,573,100
-------------------------------------------------------------------------------------------------------------------------
               Total Minnesota                                                                                 53,136,782
=========================================================================================================================

Missouri (1.1%)
-------------------------------------------------------------------------------------------------------------------------
     785,000   Missouri State Development Finance Board
               Infrastructure Facilities Revenue Bonds (Eastland
               Center Project Phase II) (Series B)                              5.875          4/1/2017           845,932
     500,000   Missouri State Development Finance Board
               Infrastructure Facilities Revenue Bonds(Eastland
               Center Project Phase II) (Series B)                              6.000          4/1/2021           540,475
   1,000,000   Missouri State Environmental Improvement and Energy
               Resources Authority Water Pollution Revenue Bonds
               (Series A)                                                       5.250          1/1/2018         1,115,230
   3,000,000   Missouri State Health and Educational Facilities
               Authority Health Facilities Revenue Bonds (Barnes
               Jewish, Inc. Christian) (Series A)                               5.250         5/15/2014         3,341,370
   1,500,000   Missouri State Health and Educational Facilities
               Authority Health Facilities Revenue Bonds (Lake
               Regional Health Securities Project)                              5.600         2/15/2025         1,541,730
   1,000,000   Missouri State Health and Educational Facilities
               Authority Health Facilities Revenue Bonds (Saint
               Anthony's Medical Center)                                        6.250         12/1/2030         1,069,840
     655,000   Missouri State Health and Educational Facilities
               Authority Revenue Bonds (Lake of the Ozarks)                     6.500         2/15/2021           677,309
   1,345,000   Missouri State Health and Educational Facilities
               Authority Revenue Bonds (Lake of the Ozarks)(b)                  6.500         2/15/2021         1,448,740
     320,000   Missouri State Housing Development Commission Single
               Family Mortgage Revenue Bonds (Series B-1) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                      7.450          9/1/2031           332,723
     535,000   Missouri State Housing Development Commission Single
               Family Mortgage Revenue Bonds (Series C-1) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                      7.150          3/1/2032           555,314
     330,000   Missouri State Housing Development Community Single
               Family Mortgage Revenue Bonds (Series C-1) (GNMA/FNMA
               Insured)                                                         6.550          9/1/2028           346,361
   2,000,000   St. Charles County, Francis Howell School District
               General Obligation Bond (Series A)                               5.250          3/1/2018         2,282,680
-------------------------------------------------------------------------------------------------------------------------
               Total Missouri                                                                                  14,097,704
=========================================================================================================================

Montana (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      80,000   Montana State Board of Housing Single Family Mortgage
               Revenue Bonds (Series A-1)                                       6.000          6/1/2016            80,174
     285,000   Montana State Board of Housing Single Family Mortgage
               Revenue Bonds (Series A-2) (Subject to 'AMT')                    6.250          6/1/2019           297,184
   2,385,000   Montana State Board of Investment Refunded Balance
               1996 Payroll Tax Revenue Bonds (MBIA Insured)(b)                 6.875          6/1/2020         2,707,070
     775,000   Montana State Board of Investment Refunded
               Revenue Bonds (1996 Payroll Tax) (MBIA Insured)(b)               6.875          6/1/2020           879,656
   1,240,000   Montana State Board of Investment Refunded
               Revenue Bonds (Payroll Tax) (MBIA Insured)(b)                    6.875          6/1/2020         1,407,450
   1,340,000   Montana State Board of Regents Revenue Bonds (Higher
               Education-University of Montana) (Series F) (MBIA
               Insured)                                                         5.750         5/15/2016         1,532,076
   3,000,000   Montana State Health Facilities Authority
               Revenue Bonds (Hillcrest Senior Living Project)                  7.375          6/1/2030         3,201,090
   3,860,000   Montana State Hospital Finance Authority
               Revenue Refunding Bonds                                          5.250          6/1/2018         4,109,202
-------------------------------------------------------------------------------------------------------------------------
               Total Montana                                                                                   14,213,902
=========================================================================================================================

Nebraska (1.2%)
-------------------------------------------------------------------------------------------------------------------------
     170,000   American Public Energy Agency Nebraska Gas Supply
               Revenue Bonds (Nebraska Public Gas Agency Project)
               (Series C) (AMBAC Insured)                                       4.300          3/1/2011           182,128
   2,500,000   Nebraska Public Power District Revenue Bonds
               (Series B) (AMBAC Insured)                                       5.000          1/1/2013         2,791,075
   3,455,000   Omaha Public Power District Revenue Bonds
               (Series B)(b)                                                    6.150          2/1/2012         4,001,512
   1,675,000   Omaha, Nebraska Special Assessment Bonds (Riverfront
               Redevelopment Project) (Series A)                                5.500          2/1/2015         1,898,562
   6,000,000   University of Nebraska Revenue Bonds (Lincoln Student
               Fees & Facilities) (Series B)                                    5.000          7/1/2023         6,332,460
-------------------------------------------------------------------------------------------------------------------------
               Total Nebraska                                                                                  15,205,737
=========================================================================================================================

Nevada (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Washoe County, Nevada General Obligation Bonds
               (Reno-Sparks Convention) (Series A) (FSA Insured)(b)             6.400          7/1/2029         2,934,850
-------------------------------------------------------------------------------------------------------------------------
               Total Nevada                                                                                     2,934,850
=========================================================================================================================

New Hampshire (0.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,100,000   New Hampshire State Turnpike System Revenue Bonds
               (Series C) (FGIC Insured)(g)                                    11.553        11/18/2004         1,324,026
-------------------------------------------------------------------------------------------------------------------------
               Total New Hampshire                                                                              1,324,026
=========================================================================================================================

New Jersey (2.0%)
-------------------------------------------------------------------------------------------------------------------------
   1,250,000   East Orange, New Jersey General Obligation Bonds (FSA
               Insured)                                                         8.400          8/1/2006         1,385,500
   2,000,000   Hudson County, New Jersey Certificate Of
               Participation Department of Finance and
               Administration (MBIA Insured)                                    6.250         12/1/2015         2,459,540
   1,585,000   New Jersey State Transit Corporation Certificate of
               Participation Bonds (FSA Insured)(b)                             6.375         10/1/2006         1,676,613
   1,005,000   New Jersey State Turnpike Authority Revenue Bonds
               (Series C) (AMBAC-TCRS Insured)                                  6.500          1/1/2016         1,240,401
   3,695,000   New Jersey State Turnpike Authority Revenue Bonds
               (Series C) (AMBAC-TCRS Insured)(b)                               6.500          1/1/2016         4,550,688
   5,000,000   New Jersey Transportation Trust Fund Authority
               Revenue Bond (Transportation System) (Series A) (FSA
               Insured)(d)                                                      5.500        12/15/2016         5,882,050
   4,570,000   Tobacco Settlement Authority, New Jersey Tobacco
               Settlement Revenue Bonds                                         5.375          6/1/2018         4,245,164
   2,195,000   West New York, New Jersey Municipal Utilities
               Authority Revenue Bonds (FGIC Insured)(b)                  Zero Coupon        12/15/2007         2,035,204
   2,595,000   West New York, New Jersey Municipal Utilities
               Authority Revenue Bonds (FGIC Insured)(b)                  Zero Coupon        12/15/2009         2,230,532
-------------------------------------------------------------------------------------------------------------------------
               Total New Jersey                                                                                25,705,692
=========================================================================================================================

New Mexico (1.5%)
-------------------------------------------------------------------------------------------------------------------------
   3,315,000   Alamogordo, New Mexico Hospital Revenue Bonds (Gerald
               Champion Memorial Hospital Project)                              5.300          1/1/2013         3,473,722
   4,685,000   Farmington, New Mexico Power Revenue Bonds(b)                    9.875          1/1/2013         4,913,909
   2,795,000   Farmington, New Mexico Utility System Revenue (AMBAC
               Insured)(b)                                                      9.875          1/1/2008         3,100,633
   3,500,000   Jicarilla, New Mexico Apache Nation Revenue Bonds
               (Series A)                                                       5.500          9/1/2023         3,753,645
   2,525,000   New Mexico Mortgage Finance Authority Revenue Bonds
               (Series F) (GNMA/FNMA Insured)                                   7.000          1/1/2026         2,694,983
     370,000   New Mexico Mortgage Finance Authority Single Family
               Mortgage Capital Appreciation Revenue Bonds
               (Series D-2) (Subject to 'AMT')                            Zero Coupon          9/1/2019           291,512
   1,340,000   New Mexico Mortgage Finance Authority Single Family
               Mortgage Revenue Bonds (Series C-2) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                      6.950          9/1/2031         1,392,970
-------------------------------------------------------------------------------------------------------------------------
               Total New Mexico                                                                                19,621,374
=========================================================================================================================

New York (9.1%)
-------------------------------------------------------------------------------------------------------------------------
   6,500,000   Metropolitan Transportation Authority, New York
               Revenue Bonds (Series A) (FGIC Insured)                          5.000        11/15/2025         6,793,605
   5,000,000   Metropolitan Transportation Authority, New York
               Transportation Facilities Revenue Bonds (Series A)               5.500          7/1/2017         5,808,650
   4,225,000   Metropolitan Transportation Authority, New York
               Transportation Facilities Revenue Bonds (Series O)(b)            5.750          7/1/2013         4,860,313
  13,000,000   New York City Transitional Finance Authority (Future
               Tax Secured) (Series B)                                          5.250          2/1/2029        14,372,150
     845,000   New York Counties Tobacco Trust Settlement
               Revenue Bonds                                                    5.800          6/1/2023           848,819
   4,000,000   New York State Dormitory Authority Revenue Bonds
               (Series B)(e)                                                    5.250         5/15/2012         4,441,000
   2,000,000   New York State Dormitory Authority Revenue Bonds
               (State University Educational Facilities) (Series A)             7.500         5/15/2013         2,567,880
   5,000,000   New York State Dormitory Authority Revenue Bonds
               (State University Educational Facilities) (Series A)             5.875         5/15/2017         5,987,350
   2,000,000   New York State Local Government Assistance
               Corporation Revenue Bonds (Series E) (MBIA/IBC
               Insured)                                                         5.250          4/1/2016         2,291,900
   1,640,000   New York State Mortgage Agency Revenue Bonds
               (Series 26)                                                      5.350         10/1/2016         1,652,940
   3,000,000   New York State Thruway Authority General
               Revenue Bonds (Series E)                                         5.000          1/1/2016         3,186,270
  20,000,000   New York State Urban Development Corporation
               Revenue Bonds (Correctional and Youth Facilities)
               (Series A)                                                       5.000          1/1/2017        21,855,602
   1,620,000   New York State Urban Development Corporation
               Revenue Bonds (Syracuse University Center)                       6.000          1/1/2009         1,825,627
   1,720,000   New York State Urban Development Corporation
               Revenue Bonds (Syracuse University Center)                       6.000          1/1/2010         1,961,024
   8,940,000   New York, New York City Municipal Transitional
               Finance Authority Revenue Bonds (Series A)(e)                    5.500         11/1/2011        10,124,461
   3,000,000   New York, New York City Municipal Transitional
               Finance Authority Revenue Bonds (Series A)                       5.375%       11/15/2021         3,320,700
   2,000,000   New York, New York City Municipal Water and Sewer
               System Revenue Bonds (Series A) (AMBAC Insured)                  5.875         6/15/2012         2,355,040
  12,000,000   New York, New York General Obligation Bond (Series B)            5.250          8/1/2017        13,297,440
   3,000,000   New York, New York General Obligation Bonds
               (Series H) (FSA/CR Insured)                                      5.250         3/15/2016         3,256,950
   5,000,000   New York, New York General Obligation Bonds
               (Series I)                                                       5.000          8/1/2016         5,431,550
   1,000,000   Triborough, New York Bridge and Tunnel Authority
               Revenue Bonds (Series Q)(b)                                      6.750          1/1/2009         1,122,290
-------------------------------------------------------------------------------------------------------------------------
               Total New York                                                                                 117,361,561
=========================================================================================================================

North Carolina (2.0%)
-------------------------------------------------------------------------------------------------------------------------
   1,170,000   Fayetteville, North Carolina Public Works Commission
               Revenue Bonds (FSA Insured)(b)                                   5.125          3/1/2017         1,263,892
   1,475,000   North Carolina Eastern Municipal Power Agency Power
               System Prerefunded Revenue Bonds (Series A)(b)                   6.000          1/1/2026         1,793,394
   4,000,000   North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds                                             5.375          1/1/2017         4,302,360
     175,000   North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds (Series B)                                  6.000          1/1/2006           181,529
   2,375,000   North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds (Series B)                                  5.500          1/1/2021         2,383,526
   5,000,000   North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds (Series D)                                  5.500          1/1/2014         5,523,600
   2,000,000   North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds (Series D)                                  6.750          1/1/2026         2,225,280
   1,250,000   North Carolina Municipal Power Agency #1 Catawba
               Electric Revenue Bonds (Series B)                                6.250          1/1/2007         1,345,500
     250,000   North Carolina Municipal Power Agency #1 Catawba
               Electric Revenue Bonds (Series B)                                6.500          1/1/2009           281,058
     610,000   North Carolina Municipal Power Agency #1 Catawba
               Electric Revenue Bonds (Series B)                                6.375          1/1/2013           689,044
   4,000,000   North Carolina Municipal Power Agency #1 Catawba
               Electric Revenue Bonds (Series B) (MBIA Insured)                 6.000          1/1/2011         4,657,920
   1,000,000   Wake County, North Carolina Industrial, Facilities,
               and Pollution Control Revenue Bonds (Carolina Power
               and Light Company Project)                                       5.375          2/1/2017         1,090,610
-------------------------------------------------------------------------------------------------------------------------
               Total North Carolina                                                                            25,737,713
=========================================================================================================================

North Dakota (1.1%)
-------------------------------------------------------------------------------------------------------------------------
   3,500,000   Grand Forks, North Dakota Health Care System
               Revenue Bonds (Altru Health Systems Group)                       7.125         8/15/2024         3,822,910
   2,000,000   North Dakota State Municipal Bond Bank (State
               Revolving Fund Program) (Series A)(b)                            6.300         10/1/2015         2,101,160
   1,340,000   North Dakota State Water Commission Revenue Bonds
               (Southwest Pipeline) (Series A) (AMBAC Insured)                  5.750          7/1/2027         1,452,480
   2,945,000   South Central Regional Water District North Dakota
               Utility System Revenue Bond (Northern Burleigh
               County) (Series A)(c)                                            5.650         10/1/2029         2,985,788
   3,250,000   Ward County, North Dakota Health Care Facilities
               Revenue Bonds (Trinity Medical Center) (Series B)                6.250          7/1/2021         3,348,702
-------------------------------------------------------------------------------------------------------------------------
               Total North Dakota                                                                              13,711,040
=========================================================================================================================

Ohio (2.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Akron, Ohio Certificates of Participation (Akron
               Municipal Baseball Stadium Project)(e)                           6.900         12/1/2016         2,720,625
     875,000   Akron, Ohio Economic Development (MBIA Insured)                  6.000         12/1/2012         1,040,882
   1,700,000   Cincinnati, Ohio General Obligation Bonds                        5.375         12/1/2019         1,890,655
   2,000,000   Lorain County, Ohio Hospital Revenue Bonds (Catholic
               Healthcare Partners)                                             5.400         10/1/2021         2,100,980
   2,000,000   Lucas County, Ohio Health Care Facilities
               Revenue Bonds (Sunset Retirement) (Series A)                     6.550         8/15/2024         2,095,260
   2,000,000   Montgomery County, Ohio Hospital Revenue Bonds
               (Kettering Medical Center)                                       6.750          4/1/2018         2,210,880
   2,500,000   Montgomery County, Ohio Hospital Revenue Bonds
               (Kettering Medical Center)                                       6.750          4/1/2022         2,718,575
   1,505,000   Ohio Housing Finance Agency Mortgage Residential
               Revenue Bonds (Series A-1) (GNMA Insured) (Subject to
               'AMT')                                                           5.750          9/1/2026         1,557,073
     895,000   Ohio State Higher Education Faculty Commission
               Revenue Bonds (Higher Education Facilities - Ohio
               Dominican)                                                       6.625         12/1/2014           897,936
   2,000,000   Ohio State Higher Education Faculty Revenue Bonds
               (Case Western Reserve University)                                6.500         10/1/2020         2,501,900
   4,000,000   Ohio State Infrastructure Improvement (Series B)(b)              5.250          3/1/2014         4,548,480
   2,000,000   Ohio State Turnpike Commission Turnpike Revenue Bonds
               (Series A) (FGIC Insured)                                        5.500         2/15/2024         2,318,400
   2,115,000   University of Akron, Ohio General Receipts
               Revenue Bonds (FGIC Insured)(b)                                  5.500          1/1/2020         2,410,254
-------------------------------------------------------------------------------------------------------------------------
               Total Ohio                                                                                      29,011,900
=========================================================================================================================

Oklahoma (0.8%)
-------------------------------------------------------------------------------------------------------------------------
   3,125,000   Bass, Oklahoma Memorial Baptist Hospital Authority
               Hospital Revenue (Bass Memorial Hospital
               Project)(b,d)                                                    8.350          5/1/2009         3,581,219
   1,040,000   Oklahoma Development Finance Authority Hospital
               Revenue Bond (Unity Health Center Project)                       5.000         10/1/2011         1,098,344
     225,000   Oklahoma Housing Finance Agency Single Family
               Mortgage Revenue Bonds (Series C-2) (Subject to
               'AMT')                                                           7.550          9/1/2028           238,828
     370,000   Oklahoma Housing Finance Agency Single Family
               Mortgage Revenue Bonds (Series D-2) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                      7.100          9/1/2028           396,181
   1,500,000   Oklahoma State Municipal Power Authority (Series B)
               (MBIA Insured)                                                   5.875          1/1/2012         1,759,320
   2,900,000   Payne County, Oklahoma Economic Development Authority
               Student Housing Revenue Bonds (Collegiate Housing
               Foundation) (Series A)(b)                                        6.375          6/1/2030         3,449,753
-------------------------------------------------------------------------------------------------------------------------
               Total Oklahoma                                                                                  10,523,645
=========================================================================================================================

  Oregon (h)
-------------------------------------------------------------------------------------------------------------------------
     550,000   Forest Grove, Oregon Revenue Bonds (Campus
               Improvement - Pacific University)                                6.000          5/1/2015           622,490
-------------------------------------------------------------------------------------------------------------------------
               Total Oregon                                                                                       622,490
=========================================================================================================================

Pennsylvania (2.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,600,000   Allegheny County, Pennsylvania Hospital Development
               Authority Revenue Bonds (Allegheny General Hospital
               Project) (Series A) (MBIA Insured)(b)                            6.200          9/1/2015         1,780,064
   2,480,000   Allegheny County, Pennsylvania Redevelopment
               Authority Tax Increment Tax Allocation Bonds
               (Waterfront Project) (Series B)                                  6.000        12/15/2010         2,749,229
   2,330,000   Allegheny County, Pennsylvania Redevelopment
               Authority Tax Increment Tax Allocation Bonds
               (Waterfront Project) (Series C)                                  6.550        12/15/2017         2,645,785
   2,575,000   Allegheny County, Pennsylvania Sanitation Authority
               Sewer Revenue Interest Compensatory (Series A) (FGIC
               Insured)                                                   Zero Coupon          6/1/2008         2,337,740
   3,540,000   Carbon County, Pennsylvania Industrial Development
               Authority Revenue Bonds (Panther Creek Partners
               Project) (Subject to 'AMT')                                      6.650          5/1/2010         3,831,802
   2,000,000   Cornwall Lebanon, Pennsylvania School District
               Capital Appreciation General Obligation Bonds (FSA
               Insured)                                                   Zero Coupon         3/15/2016         1,250,000
   1,520,000   Cornwall Lebanon, Pennsylvania School District
               Capital Appreciation General Obligation Bonds (FSA
               Insured)                                                   Zero Coupon         3/15/2017           902,804
   2,000,000   Lancaster County, Pennsylvania Hospital Authority
               Revenue Bonds                                                    5.500         3/15/2026         2,050,980
   3,170,000   Millcreek Township, Pennsylvania School District
               General Obligation Bonds (FGIC Insured)(b)                 Zero Coupon         8/15/2009         2,763,448
     435,000   Montgomery County, Pennsylvania Higher Education and
               Health Authority Revenue Bonds (Foulkeways at Gwynedd
               Project)                                                         6.750        11/15/2024           462,366
   1,880,000   Montgomery County, Pennsylvania Higher Education and
               Health Authority Revenue Bonds (Foulkeways at Gwynedd
               Project)                                                         6.750        11/15/2030         1,994,022
   3,000,000   Pennsylvania State General Obligation Bonds (Second
               Series) (AMBAC Insured)                                    Zero Coupon          7/1/2006         2,896,260
   1,000,000   York County, Pennsylvania Solid Waste & Refuse
               Authority Solid Waste System Revenue (FGIC Insured)              5.500         12/1/2012         1,158,220
-------------------------------------------------------------------------------------------------------------------------
               Total Pennsylvania                                                                              26,822,720
=========================================================================================================================

Puerto Rico (0.6%)
-------------------------------------------------------------------------------------------------------------------------
   2,365,000   Puerto Rico Commonwealth Aqueduct and Sewer Authority
               Revenue Bonds (Series A) (FSA Insured)(b)                        9.000          7/1/2009         2,475,162
   4,955,000   Puerto Rico Industrial Tourist Educational Medical
               and Environmental Central Facilities Revenue Bonds
               (AES Cogen Facilities Project) (Subject to 'AMT')                6.625          6/1/2026         5,389,008
-------------------------------------------------------------------------------------------------------------------------
               Total Puerto Rico                                                                                7,864,170
=========================================================================================================================

South Carolina (2.0%)
-------------------------------------------------------------------------------------------------------------------------
     735,000   Beaufort-Jasper, South Carolina Water and Sewer
               Authority Waterworks and Sewer Systems Refunding
               Revenue Bonds (FSA Insured)                                      5.000          3/1/2021           786,597
   1,000,000   Greenwood County, South Carolina Hospital
               Revenue Bonds (Self Memorial Hospital)                           5.500         10/1/2026         1,034,710
   4,000,000   Piedmont, South Carolina Municipal Power Agency
               Electric Revenue Bonds (FGIC Insured)                            6.250          1/1/2021         5,047,400
   5,000,000   Piedmont, South Carolina Municipal Power Agency
               Electric Revenue Bonds (FGIC Insured)                            5.000          1/1/2022         5,006,550
   5,500,000   South Carolina Jobs Economic Development Authority
               Hospital Facilities Revenue Bonds (Palmetto Health
               Alliance) (Series C)                                             6.875          8/1/2027         6,088,445
   5,000,000   South Carolina State Public Service Authority
               Revenue Referendum (Series D) (FSA Insured)                      5.000          1/1/2020         5,374,800
     500,000   South Carolina Transportation Infrastructure Bank
               Revenue Bonds (Series A) (MBIA Insured)                          5.500         10/1/2007           547,310
   2,000,000   Spartanburg, South Carolina Waterworks Revenue Bonds
               (FGIC Insured)                                                   5.250          6/1/2028         2,125,920
-------------------------------------------------------------------------------------------------------------------------
               Total South Carolina                                                                            26,011,732
=========================================================================================================================

South Dakota (0.6%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   South Dakota Educational Enhancement Funding
               Corporation Tobacco Settlement (Series B)                        6.500          6/1/2032         4,748,150
   1,170,000   South Dakota Health and Educational Facilities
               Authority Revenue Bonds (Prairie Lakes Health Care
               System)                                                          5.625          4/1/2032         1,189,246
   2,000,000   South Dakota State Health and Educational Facilities
               Authority Revenue Bonds (Prairie Lakes Health Care
               System, Inc.) (ACA/CBI Insured)                                  5.650          4/1/2022         2,080,480
-------------------------------------------------------------------------------------------------------------------------
               Total South Dakota                                                                               8,017,876
=========================================================================================================================

Tennessee (1.6%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Carter County Industrial Development Board
               Revenue Bonds                                                    4.150         10/1/2007         2,049,000
     965,000   Dickson County, Tennessee General Obligation Bond
               (FGIC Insured)                                                   5.000          3/1/2020         1,048,270
   2,000,000   Memphis-Shelby County, Tennessee Airport Authority
               Special Facilities and Project Revenue Bonds (Federal
               Express Corporation)                                             5.350          9/1/2012         2,201,320
   4,500,000   Memphis-Shelby County, Tennessee Airport Authority
               Special Facilities Revenue Bonds (Federal Express
               Corporation)                                                     5.050          9/1/2012         4,862,430
   4,155,000   Metropolitan Government Nashville and Davidson
               County, Tennessee Industrial Development Board
               Revenue Bonds (Series A) (GNMA Insured)                          6.625         3/20/2036         4,613,047
   5,000,000   Shelby County, Tennessee Health Educational and
               Housing Facilities Board Revenue Bonds (St. Jude
               Children's Research Project)                                     5.375          7/1/2024         5,190,300
     640,000   Tennergy Corporation, Tennessee Gas Revenue Bonds
               (MBIA Insured)                                                   4.125          6/1/2009           679,635
     150,000   Tennessee Energy Acquisition Corporation Gas
               Revenue Bonds (Series A) (AMBAC Insured)                         5.000          9/1/2007           161,320
-------------------------------------------------------------------------------------------------------------------------
               Total Tennessee                                                                                 20,805,322
=========================================================================================================================

Texas (11.4%)
-------------------------------------------------------------------------------------------------------------------------
  11,000,000   Alliance Airport, Texas Income Authority Special
               Facilities Revenue Bond (Federal Express Corporation
               Project) (Subject to 'AMT')                                      6.375          4/1/2021        11,557,920
   2,000,000   Amarillo, Texas Health Facilities Corporation
               Revenue Bonds (Baptist St. Anthony's Hospital
               Corporation) (FSA Insured)                                       5.500          1/1/2017         2,302,840
     750,000   Arlington, Texas General Obligation Bonds(d)                     5.375         8/15/2016           827,438
   1,055,000   Arlington, Texas General Obligation Bonds                        5.500         8/15/2019         1,166,134
   2,165,000   Arlington, Texas Independent School District Capital
               Appreciation Refunding General Obligation Bonds
               (PSF/GTD Insured)                                          Zero Coupon         2/15/2009         1,902,234
   2,500,000   Austin, Texas Higher Education Authority, Inc.
               University Revenue Bonds (St. Edwards University
               Project)                                                         5.750          8/1/2031         2,554,225
   2,250,000   Austin, Texas Utility System Revenue Bonds (FGIC
               Insured)                                                         6.000        11/15/2013         2,640,285
   7,000,000   Austin, Texas Utility System Revenue Capital
               Appreciation Refunding Bonds (Financial Services
               Department) (Series A) (MBIA Insured)(d)                   Zero Coupon        11/15/2008         6,251,140
   8,100,000   Austin, Texas Utility System Revenue Capital
               Appreciation Refunding Bonds (Financial Services
               Department) (Series A) (MBIA Insured)                      Zero Coupon        11/15/2009         6,917,643
   1,575,000   Bexar County, Texas General Obligation Bonds(b)                  5.000         6/15/2015         1,606,028
   2,265,000   Bexar County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (American
               Opportunity-Waterford Apartments) (Series A1)                    7.000         12/1/2036         2,287,514
   1,930,000   Bexar County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Dymaxion and
               Marrach Park Apartments) (Series A) (MBIA Insured)               6.000          8/1/2023         2,066,239
   1,720,000   Bexar County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Pan American
               Apartments) (Series A-1) (GNMA Insured)                          7.000         3/20/2031         1,959,355
   1,000,000   Bluebonnet Trails Community Mental Health and Mental
               Retardation Revenue Bonds                                        6.125         12/1/2016         1,059,570
   3,950,000   Colorado River, Texas Municipal Water District
               Revenue Bonds (MBIA Insured)                                     5.000          1/1/2014         4,119,850
     500,000   Corpus Christi, Texas General Obligation Bonds
               (Series A) (FSA Insured)                                         5.000          3/1/2012           554,965
   1,000,000   Dallas-Fort Worth, Texas International Airport
               Revenue (Series A) (MBIA Insured) (Subject to 'AMT')             5.500         11/1/2016         1,101,240
     500,000   Dallas-Fort Worth, Texas International Airport
               Revenue (Series A) (MBIA Insured) (Subject to 'AMT')             5.500         11/1/2017           549,540
   4,000,000   Dallas-Fort Worth, Texas Regional Airport
               Revenue Refunding Bonds (Series A) (MBIA Insured)                6.000         11/1/2012         4,015,800
   1,375,000   Deer Park, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)                               5.000         2/15/2013         1,532,974
   1,270,000   Denton, Texas Independent School District General
               Obligation Bonds(e)                                              3.450         1/31/2005         1,274,864
   2,285,000   Denton, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)                               6.250         2/15/2009         2,615,045
   3,210,000   Denton, Texas Utility System Revenue Bonds (Series A)
               (FSA Insured)                                                    5.250         12/1/2015         3,590,995
   1,445,000   Frisco, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)                               6.250         8/15/2017         1,679,914
   7,000,000   Harris County, Houston, Texas General Obligation
               Bonds (MBIA Insured)                                       Zero Coupon         8/15/2024         2,621,220
   2,000,000   Harris County, Texas Health Facilities Development
               Authority Hospital Revenue Bonds (Memorial Hermann
               Healthcare Project) (Series A)                                   6.375          6/1/2029         2,208,180
   8,470,000   Houston, Texas Airport System Revenue Bonds (FSA
               Insured)                                                         5.000          7/1/2027         8,681,072
   2,000,000   Houston, Texas Airport System Revenue Bonds
               (Series A) (FSA Insured) (Subject to 'AMT')                      5.625          7/1/2030         2,098,520
   5,000,000   Houston, Texas Water and Sewer System Revenue Bonds
               (Series A)(b)                                                    5.250         12/1/2022         5,507,550
   5,000,000   Houston, Texas Water and Sewer System Revenue Bonds
               (Series A) (FSA Insured)(b)                                      5.750         12/1/2032         5,954,550
   6,000,000   Leander, Texas Independent School District Capital
               Appreciation Refunded (PSF Guaranteed)                     Zero Coupon         8/15/2028         1,576,260
   5,315,000   Lewisville, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)                         Zero Coupon         8/15/2019         2,726,436
   1,000,000   Lower Colorado River Authority, Texas Revenue Bonds
               (Series A)                                                       5.875         5/15/2015         1,136,240
   3,400,000   Mesquite, Texas Independent School District General
               Obligation Bonds (Series A) (PSF/GTD Insured)(b)                 6.000         2/15/2020         3,808,102
     370,000   Mesquite, Texas Independent School District General
               Obligation Bonds (Series A) (PSF/GTD Insured)                    6.000         2/15/2020           407,977
   2,600,000   North Texas Health Facilities Development Corporation
               Hospital Revenue (United Regional Healthcare System,
               Inc.)                                                            6.000          9/1/2023         2,755,506
     575,000   Nueces County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Dolphins Landing
               Apartments Project) (Series A)                                   6.250          7/1/2010           577,329
   1,865,000   Nueces County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Dolphins Landing
               Apartments Project) (Series A)                                   6.875          7/1/2030         1,878,540
   1,000,000   Ridge Parc Development Corporation, Texas Multifamily
               Revenue Bonds (GNMA Insured)                                     6.100         6/20/2033         1,110,700
   2,795,000   Ridge Parc Development Corporation, Texas Multifamily
               Revenue Bonds (GNMA Insured)                                     6.150        11/20/2041         3,065,276
   1,365,000   San Antonio, Texas General Obligation Bonds (General
               Improvement)                                                     5.250          2/1/2014         1,502,606
   1,000,000   San Antonio, Texas Water Revenue Bonds (FSA Insured)             5.500         5/15/2018         1,121,730
   1,000,000   San Antonio, Texas Water Revenue Bonds (FSA Insured)             5.500         5/15/2019         1,123,130
   1,000,000   San Antonio, Texas Water Revenue Bonds (FSA Insured)             5.500         5/15/2020         1,112,660
   1,095,000   South San Antonio, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)(b)                    6.000         8/15/2017         1,264,583
      85,000   South San Antonio, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)                       6.000         8/15/2017            97,274
   1,160,000   South San Antonio, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)(b)                    6.000         8/15/2018         1,339,649
      90,000   South San Antonio, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)                       6.000         8/15/2018           102,910
   1,180,000   South San Antonio, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)(b)                    6.000         8/15/2019         1,362,747
      95,000   South San Antonio, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)                       6.000         8/15/2019           108,627
  11,615,000   Southeast Texas Housing Finance Corporation (MBIA
               Insured)(b)                                                Zero Coupon          9/1/2017         6,571,186
   1,410,000   Tarrant County, Texas College District General
               Obligation Bonds                                                 5.375         2/15/2013         1,601,943
   4,315,000   Texas State Veterans Land Board General Obligation
               Bonds(b)                                                         0.050          7/1/2010         3,608,246
   1,000,000   Texas State Water Development Board Revenue Bond
               (State Revolving) (Series A)                                     5.250         7/15/2017         1,050,070
   2,000,000   Travis County, Texas Health Facilities Development
               Corporation Revenue Bonds (Ascension Health Credit)
               (Series A) (MBIA Insured)(b)                                     6.250        11/15/2017         2,356,760
     315,000   Westlake, Texas General Obligation Bonds                         6.500          5/1/2013           369,857
     350,000   Westlake, Texas General Obligation Bonds                         6.500          5/1/2015           406,990
     335,000   Westlake, Texas General Obligation Bonds                         6.500          5/1/2017           387,290
   1,650,000   Westlake, Texas General Obligation Bonds                         5.750          5/1/2024         1,768,948
   2,000,000   Westlake, Texas General Obligation Bonds                         5.800          5/1/2032         2,104,900
     745,000   Wylie, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)(b)                            6.875         8/15/2014           917,862
     430,000   Wylie, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)                               6.875         8/15/2014           529,532
   3,280,000   Wylie, Texas Independent School District Unrefunded
               General Obligation Bonds (PSF/GTD Insured)                       7.000         8/15/2024         4,059,656
-------------------------------------------------------------------------------------------------------------------------
               Total Texas                                                                                    147,116,366
=========================================================================================================================

Utah (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     440,000   Intermountain Power Agency, Utah Power Supply
               Revenue Bonds (Series B)(b)                                      5.250          7/1/2017           445,188
   5,000,000   Intermountain Power Agency, Utah Power Supply
               Revenue Bonds (Series B) (MBIA Insured)(d)                       5.750          7/1/2019         5,513,350
     585,000   Intermountain Power Agency, Utah Power Supply
               Revenue Bonds (Series B) (MBIA/IBC Insured)(b)                   5.000          7/1/2016           586,773
   3,405,000   Timpanogos, Utah Special Service District Sewer
               Revenue(Series A) (AMBAC Insured)(b)                             6.100          6/1/2019         3,660,341
-------------------------------------------------------------------------------------------------------------------------
               Total Utah                                                                                      10,205,652
=========================================================================================================================

Vermont (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Vermont Educational and Health Buildings Financing
               Agency Revenue Bonds (Norwich University Project)                5.500          7/1/2021         2,604,600
-------------------------------------------------------------------------------------------------------------------------
               Total Vermont                                                                                    2,604,600
=========================================================================================================================

Virginia (1.0%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Fairfax County, Virginia Industrial Development
               Authority Revenue Bonds (Inova Health Systems
               Project)                                                         5.875         8/15/2016         3,239,400
   2,500,000   Fairfax County, Virginia Industrial Development
               Authority Revenue Bonds (Inova Health Systems
               Project)                                                         5.250         8/15/2019         2,714,725
   3,625,000   Fairfax County, Virginia Water Authority Water
               Revenue Bonds                                                    5.000          4/1/2021         4,086,209
   1,355,000   Riverside, Virginia Regional Jail Authority Jail
               Facilities Revenue Bonds (MBIA Insured)(b)                       5.875          7/1/2014         1,418,143
   1,130,000   Riverside, Virginia Regional Jail Authority Jail
               Facilities Unrefunded Revenue Bonds (MBIA Insured)(b)            5.875          7/1/2014         1,182,658
-------------------------------------------------------------------------------------------------------------------------
               Total Virginia                                                                                  12,641,135
=========================================================================================================================

Washington (5.2%)
-------------------------------------------------------------------------------------------------------------------------
   2,060,000   Clark and Skamania Counties, Washington School
               District #112-6 Washougal General Obligation Bonds
               (FGIC Insured)(b)                                                6.000         12/1/2019         2,414,711
   1,655,000   Douglas County, Washington Public Utility District #
               1 Wells Hydroelectric Bonds(b)                                   8.750          9/1/2018         1,950,533
   1,395,000   Douglas County, Washington Public Utility District #
               1 Wells Hydroelectric Revenue Bonds                              8.750          9/1/2018         1,634,215
   1,000,000   Energy Northwest, Washington Electric Revenue Bonds
               (Columbia Generating) (Series A) (MBIA Insured)                  5.750          7/1/2018         1,137,940
   1,000,000   Grant County, Washington Public Utilities District #2
               Priest Rapids Hydroelectric Revenue Bonds (Series A)
               (MBIA Insured)                                                   5.250          1/1/2017         1,079,190
   2,000,000   Grant County, Washington Public Utility District #2
               Revenue Bonds (Second Series A) (AMBAC Insured)                  5.000          1/1/2023         2,002,340
  10,000,000   King County, Washington Sewer Revenue Bonds
               (Series B) (FSA Insured)                                         5.500          1/1/2013        11,352,700
   1,500,000   Tacoma, Washington Conservation System Revenue Bonds
               (Tacoma Public Utilities Project)(b)                             6.600          1/1/2015         1,511,715
   8,985,000   Tobacco Settlement Authority, Washington Tobacco
               Settlement Revenue                                               6.500          6/1/2026         8,860,378
      45,000   Washington State Bonds (Series 93A)(b)                           5.750         10/1/2012            51,191
   2,955,000   Washington State General Obligation Bond (Series 93A)            5.750         10/1/2012         3,436,044
   2,000,000   Washington State General Obligation Bond (Series B
               and AT-7)                                                        6.000          6/1/2012         2,352,480
   2,000,000   Washington State General Obligation Bonds (Motor
               Vehicle Fuel Tax)                                                5.000          9/1/2007         2,152,080
   1,500,000   Washington State General Obligation Bonds (Series A
               and AT-6)                                                        6.250          2/1/2011         1,689,870
   5,000,000   Washington State General Obligation Bonds (Series A)             6.750          2/1/2015         6,111,700
   2,500,000   Washington State General Obligation Bonds (Series B
               and AT-7)                                                        6.250          6/1/2010         2,916,850
   1,000,000   Washington State Health Care Facilities Authority
               Revenue Bonds (Central Washington Health Services
               Association) (AMBAC Insured)                                     5.000         10/1/2018         1,053,630
   1,700,000   Washington State Health Care Facilities Authority
               Revenue Bonds (Kadlec Medical Center)                            6.000         12/1/2030         1,851,895
   2,000,000   Washington State Health Care Facilities Authority
               Revenue Bonds (Swedish Health Services) (AMBAC
               Insured)                                                         5.125        11/15/2018         2,118,280
   1,000,000   Washington State Higher Education Facilities
               Authority (Whitman College)                                      5.875         10/1/2029         1,096,510
   2,975,000   Washington State Housing Finance Commission
               Multi-Family Mortgage Revenue Bonds (Pooled Loan
               Program) (Subject to 'AMT')                                      6.300          1/1/2021         3,201,308
   1,000,000   Washington State Housing Finance Commission Nonprofit
               Housing Revenue Bonds (Crista Ministries Projects)
               (Series A)                                                       5.350          7/1/2014         1,035,160
   3,000,000   Washington State Public Power Supply System Refunding
               Revenue Bonds (Nuclear Project #1) (Series A) (MBIA
               Insured)                                                         5.750          7/1/2012         3,228,990
   2,000,000   Washington State Public Power Supply System
               Revenue Bonds (Nuclear Project) (Series A) (MBIA
               Insured)                                                         5.750          7/1/2011         2,152,660
-------------------------------------------------------------------------------------------------------------------------
               Total Washington                                                                                66,392,370
=========================================================================================================================

Wisconsin (1.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,105,000   Monroe, Wisconsin School District General Obligation
               Bonds (AMBAC Insured)(b)                                         6.875          4/1/2014         1,332,066
   1,500,000   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Aurora Health Care)
               (Series B)                                                       5.500         2/15/2015         1,530,360
   1,000,000   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Eagle River Memorial
               Hospital, Inc. Project)                                          5.750         8/15/2020         1,098,910
   1,000,000   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Franciscan Sisters of
               Christian Charity Healthcare Ministry, Inc.)
               (Series A)                                                       5.500         2/15/2018         1,024,280
   2,000,000   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Marshfield Clinic)
               (Series B)                                                       6.000         2/15/2025         2,088,360
   2,000,000   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Watertown Memorial Hospital,
               Inc.)                                                            5.500         8/15/2029         2,101,960
   6,000,000   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Wheaton Franciscan
               Services)(d)                                                     5.750         8/15/2025         6,348,360
-------------------------------------------------------------------------------------------------------------------------
               Total Wisconsin                                                                                 15,524,296
=========================================================================================================================

Wyoming (0.7%)
-------------------------------------------------------------------------------------------------------------------------
   5,825,000   Wyoming State Farm Loan Board Capital Facilities
               Revenue Bonds                                                    5.750         10/1/2020         6,768,650
   2,500,000   Wyoming State Farm Loan Board Capital Projects
               Facilities Revenue Bonds                                         6.100          4/1/2024         2,591,175
-------------------------------------------------------------------------------------------------------------------------
               Total Wyoming                                                                                    9,359,825
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $1,153,954,791)                                          $1,272,991,797
=========================================================================================================================
   Principal
      Amount   Short-Term Investments (1.1%)                         Interest Rate(i)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $565,000   Allegheny County, Pennsylvania Hospital Development
               Authority Revenue Bonds (West Penn Allegheny Health
               Systems) (Series B)                                              8.550%       11/15/2004          $565,000
   5,000,000   Boulder, Larimer and Weld Counties, Colorado St.
               Vrain Valley Public School District General
               Obligation Bonds (Series A) (MBIA Insured)                       6.880        12/15/2004         4,957,345
     360,000   Clark County Nevada School District (Series B) (FSA
               Insured)(g)                                                      1.630         11/1/2004           360,000
     215,000   Delaware County, Pennslyania Industrial Development
               Authority Revenue Bonds(g)                                       1.630         11/1/2004           215,000
   2,115,000   Harris County, Texas Health Facilities Development
               Authority Revenue Bonds (Texas Childrens Hospital)
               (MBIA Insured) (Series B-1)(g)                                   1.750         11/1/2004         2,115,000
   2,600,000   Harris County, Texas Industrial Development
               (Pollution Control)(g)                                           1.630         11/1/2004         2,600,000
   2,235,000   Idaho Health Facilities Authority Revenue Bonds(g)               1.690         11/1/2004         2,235,000
     100,000   Massachusetts State Health and Educational Facilities
               Authority Revenue Bond (Capital Asset Program)
               (Series C)(g)                                                    1.720         11/1/2004           100,000
     200,000   North Central Texas Health Facility Development
               Corporation Revenue Bonds(g)                                     1.690         11/1/2004           200,000
     400,000   Port Authority of New York and New Jersey Special
               Obligation Revenue Bonds (Versatile Structure)
               (LOC-Bayerische Landesbank)(g)                                   1.710         11/1/2004           400,000
     325,000   Southwest Higher Education Authority Revenue Bonds
               (Southern Methodist University)(g)                               1.730         11/1/2004           325,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                14,072,345
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $1,168,027,136)                                                     $1,287,064,142
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

(c) Denotes investments purchased on a when-issued basis.

(d) At October 31, 2004, all or a portion of the denoted securities, valued at $52,205,178, were pledged as the initial margin deposit or earmarked as collateral to cover open financial futures contracts as follows:

                                                                                                  Notional
                             Number of         Expiration                                        Principal    Unrealized
  Type                       Contracts             Date          Position       Value              Amount         Loss
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond
Futures 5 yr.                   200           December 2004       Short     $(22,275,000)       $(22,012,214)   $262,786
U.S. Treasury Bond
Futures 10 yr.                  200           December 2004       Short     $(22,712,500)       $(22,373,150)   $339,350

(e) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(f) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(g) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(h) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent Municipal Bond Fund.

(i) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.






 Income Fund
Schedule of Investments as of October 31, 2004(a)

   Principal
      Amount   Long-Term Fixed Income (78.7%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (7.7%)
-------------------------------------------------------------------------------------------------------------------------
  $3,000,000   Bank One Issuance Trust(b,c)                                     1.920%       11/15/2004        $3,001,761
   5,500,000   Chase Funding Mortgage Loan Asset Backed                         2.734         9/25/2024         5,477,346
   5,000,000   Countrywide Asset-Backed Certificates                            3.903        12/25/2034         5,004,492
   8,000,000   CPL Transition Funding, LLC                                      5.010         1/15/2010         8,287,832
   1,500,000   Credit Based Asset Servicing and Securitization                  3.887         9/25/2035         1,505,156
   4,000,000   DaimlerChrysler Master Owner Trust(c)                            1.920        11/15/2004         4,002,348
   3,000,000   First National Master Note Trust(c)                              1.970        11/15/2004         3,003,936
   5,000,000   Ford Credit Floorplan Master Owner Trust(c)                      2.010        11/15/2004         5,010,785
   2,750,000   GMAC Mortgage Corporation Loan Trust(c)                          2.063        11/25/2004         2,754,771
   4,500,000   Honda Auto Receivables Owner Trust                               2.790         3/16/2009         4,478,724
   6,500,000   Honda Auto Receivables Owner Trust                               2.960         4/20/2009         6,484,836
   5,250,000   MBNA Credit Card Master Note Trust(c)                            1.980        11/15/2004         5,260,773
   4,500,000   Nissan Auto Lease Trust Series                                   3.180         6/15/2010         4,499,820
   2,250,000   Residential Asset Securities Corporation                         3.250         5/25/2029         2,240,132
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   61,012,712
=========================================================================================================================

Basic Materials (2.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Georgia-Pacific Corporation(d)                                   8.875          2/1/2010         2,943,750
   6,000,000   Glencore Funding, LLC(b)                                         6.000         4/15/2014         5,696,232
   1,300,000   International Steel Group, Inc.                                  6.500         4/15/2014         1,391,000
   1,500,000   Meadwestvaco Corporation                                         6.850          4/1/2012         1,687,412
   2,250,000   NOVA Chemicals Corporation                                       6.500         1/15/2012         2,368,125
   1,675,000   Peabody Energy Corporation(d)                                    6.875         3/15/2013         1,838,312
   2,000,000   Precision Castparts Corporation                                  5.600        12/15/2013         2,060,300
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           17,985,131
=========================================================================================================================

Capital Goods (2.2%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Crown Euro Holdings SA(d)                                        9.500          3/1/2011         2,280,000
   4,000,000   Goodrich Corporation(d)                                          7.625        12/15/2012         4,737,168
   3,000,000   Lockheed Martin Corporation                                      7.650          5/1/2016         3,672,357
   3,138,827   Systems 2001 Asset Trust, LLC                                    6.664         9/15/2013         3,493,043
   3,000,000   Tyco International Group SA(d)                                   6.000        11/15/2013         3,277,398
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             17,459,966
=========================================================================================================================

Commercial Mortgage-Backed Securities (6.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,045,612   Banc of America Commercial Mortgage, Inc.                        3.366         7/11/2043         1,049,715
   2,000,000   Banc of America Commercial Mortgage, Inc.(b)                     5.118         7/11/2043         2,091,898
   4,500,000   Bear Stearns Commercial Mortgage Securities(e)                   3.700         8/13/2046         4,519,688
   5,500,000   Commercial Mortgage Pass-Through Certificates(e)                 4.405        10/15/2037         5,500,000
   4,000,000   Credit Suisse First Boston Mortgage Securities
               Corporation                                                      3.861         3/15/2036         4,032,660
   6,000,000   Credit Suisse First Boston Mortgage Securities
               Corporation(b)                                                   2.843         5/15/2038         5,851,254
   5,264,158   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation(c)                                                   2.217        11/14/2004         5,265,131
   4,000,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation                                                      4.302         1/15/2038         4,003,744
   7,000,000   LB-UBS Commercial Mortgage Trust                                 3.323         3/15/2027         6,942,096
   4,000,000   LB-UBS Commercial Mortgage Trust                                 6.653        11/15/2027         4,530,188
   3,853,205   Lehman Brothers "CALSTRS" Mortgage Trust                         3.988        11/20/2012         3,906,013
   5,500,000   Morgan Stanley Capital I, Inc.                                   3.920         4/14/2040         5,549,621
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                     53,242,008
=========================================================================================================================

Communications Services (6.9%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   AT&T Wireless Services, Inc.(d)                                  8.125          5/1/2012         3,049,942
   1,000,000   Cox Communications, Inc.                                         6.750         3/15/2011         1,098,498
   2,000,000   Cox Communications, Inc.                                         4.625          6/1/2013         1,906,502
   1,400,000   CSC Holdings, Inc.(d)                                            7.625          4/1/2011         1,522,500
   1,250,000   CSC Holdings, Inc.                                               6.750         4/15/2012         1,293,750
   5,000,000   Deutsche Telekom International Finance BV(f)                     8.500         6/15/2010         6,023,795
   2,000,000   EchoStar DBS Corporation                                         5.750         10/1/2008         2,045,000
   4,000,000   Interpublic Group of Companies, Inc.                             7.250         8/15/2011         4,389,512
   1,050,000   Liberty Media Corporation, Convertible                           3.250         3/15/2031           977,812
   2,500,000   News America Holdings                                            8.150        10/17/2036         3,186,930
   3,000,000   Nextel Communications, Inc.(d)                                   5.950         3/15/2014         3,067,500
   1,000,000   PanAmSat Corporation(d)                                          9.000         8/15/2014         1,060,000
   2,000,000   Qwest Corporation                                                8.875         3/15/2012         2,255,000
   2,250,000   SBC Communications, Inc.(e)                                      4.125         9/15/2009         2,261,248
   6,000,000   Sprint Capital Corporation(d)                                    6.900          5/1/2019         6,717,066
   3,000,000   TCI Communications, Inc.                                         8.750          8/1/2015         3,810,801
   4,000,000   Telecom Italia Capital SA(d)                                     5.250        11/15/2013         4,095,552
   2,000,000   Verizon Global Funding Corporation                               4.375          6/1/2013         1,961,532
   3,500,000   Verizon Pennsylvania, Inc.(d)                                    5.650        11/15/2011         3,723,174
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   54,446,114
=========================================================================================================================

Consumer Cyclical (4.4%)
-------------------------------------------------------------------------------------------------------------------------
   6,000,000   AOL Time Warner, Inc.(d)                                         6.875          5/1/2012         6,824,862
     800,000   Best Buy Company, Inc., Convertible                              2.250         1/15/2022           877,000
   2,750,000   D.R. Horton, Inc.(b)                                             7.500         12/1/2007         3,004,375
   2,000,000   D.R. Horton, Inc.                                                4.875         1/15/2010         1,990,000
   3,000,000   DaimlerChrysler North American Holdings
               Corporation(d)                                                   4.750         1/15/2008         3,090,783
   3,500,000   DaimlerChrysler North American Holdings
               Corporation(d)                                                   6.500        11/15/2013         3,821,954
   2,000,000   General Motors Acceptance Corporation(d)                         7.750         1/19/2010         2,182,806
   2,000,000   KB Home                                                          6.375         8/15/2011         2,095,000
     750,000   Kerzner International, Ltd., Convertible                         2.375         4/15/2024           795,938
   1,600,000   Liberty Media Corporation, Convertible                           0.750         3/30/2023         1,740,000
   1,900,000   Mohegan Tribal Gaming Authority(d)                               6.375         7/15/2009         1,990,250
   2,000,000   Royal Caribbean Cruises, Ltd.(d)                                 8.000         5/15/2010         2,290,000
   1,350,000   Station Casinos, Inc.(d)                                         6.500          2/1/2014         1,424,250
   2,500,000   Yum! Brands, Inc.                                                7.650         5/15/2008         2,824,805
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         34,952,023
=========================================================================================================================

Consumer Non-Cyclical (2.0%)
-------------------------------------------------------------------------------------------------------------------------
   4,000,000   Bunge Limited Finance Corporation                                7.800        10/15/2012         4,752,056
   1,690,000   Fisher Scientific International, Inc.                            8.125          5/1/2012         1,884,350
     500,000   Fisher Scientific International, Inc.                            6.750         8/15/2014           535,000
   4,500,000   Hospira, Inc.                                                    4.950         6/15/2009         4,613,512
   2,000,000   Stater Brothers Holdings, Inc.(d)                                8.125         6/15/2012         2,120,000
   1,600,000   Teva Pharmaceut Finance, LLC, Convertible                        0.250          2/1/2024         1,544,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     15,448,918
=========================================================================================================================

Energy (2.4%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Chesapeake Energy Corporation(d)                                 7.000         8/15/2014         1,627,500
   1,000,000   EnCana Corporation                                               4.600         8/15/2009         1,029,783
   4,500,000   Gazprom International SA(d)                                      7.201          2/1/2020         4,725,000
   2,000,000   LG-Caltex Oil Corporation                                        5.500         8/25/2014         2,075,228
   1,000,000   Newfield Exploration Company                                     6.625          9/1/2014         1,072,500
     833,333   Pemex Finance, Ltd.                                              8.450         2/15/2007           883,617
   4,000,000   Pioneer Natural Resources Company(d)                             5.875         7/15/2016         4,248,516
   1,500,000   Premcor Refining Group, Inc.                                     6.125          5/1/2011         1,582,500
   1,500,000   XTO Energy, Inc.                                                 5.000         1/31/2015         1,504,788
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    18,749,432
=========================================================================================================================

Financials (14.1%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Capital One Financial Corporation(d)                             6.250        11/15/2013         3,242,565
   5,000,000   CIT Group, Inc.                                                  4.000          5/8/2008         5,052,265
   3,500,000   Citigroup, Inc.(c)                                               1.780         11/8/2004         3,501,218
   4,000,000   Danske Bank A/S                                                  5.914         6/16/2014         4,263,052
   7,000,000   Equitable Life Assurance Society USA(b)                          6.950         12/1/2005         7,299,971
   6,000,000   General Electric Capital Corporation(b,c)                        1.044         12/2/2004         6,015,000
     800,000   Goldman Sachs Group, Inc., Convertible(c)                  Zero Coupon        11/20/2004           763,224
     800,000   Goldman Sachs Group, Inc., Convertible(c)                        0.060         3/21/2005           774,392
     650,000   Goldman Sachs Group, Inc., Convertible                           1.500         7/23/2009           641,492
   4,500,000   HSBC Capital Funding, LP(d,f)                                    9.547         6/30/2010         5,697,580
   1,500,000   ING Capital Funding Trust III                                    8.439        12/31/2010         1,819,078
   2,750,000   International Lease Finance Corporation(d)                       5.625          6/1/2007         2,896,655
   3,000,000   iSTAR Financial, Inc.(d)                                         5.125          4/1/2011         3,039,291
   4,000,000   J.P. Morgan Chase & Company(d)                                   5.125         9/15/2014         4,064,312
  28,140,000   Lehman Brothers, Inc.(b)                                         6.539         8/15/2008        29,922,106
   5,000,000   Montpelier Reinsurance Holdings, Ltd.                            6.125         8/15/2013         5,211,345
   1,500,000   Popular North America, Inc.                                      4.700         6/30/2009         1,543,498
   4,000,000   Protective Life Secured Trust                                    4.000         10/7/2009         4,017,960
   6,000,000   RBS Capital Trust I(f)                                           4.709          7/1/2013         5,870,280
   3,500,000   SouthTrust Corporation                                           5.800         6/15/2014         3,759,808
   7,000,000   United Overseas Bank, Ltd.                                       5.375          9/3/2019         7,191,485
   4,500,000   Wells Fargo Capital                                              7.730         12/1/2026         5,004,855
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               111,591,432
=========================================================================================================================

Foreign (2.0%)
-------------------------------------------------------------------------------------------------------------------------
   6,000,000   Corporacion Andina de Fomento                                    6.875         3/15/2012         6,729,258
   4,000,000   Pemex Finance, Ltd.                                              9.030         2/15/2011         4,676,880
   2,500,000   United Mexican States(d)                                         9.875          2/1/2010         3,102,500
   1,000,000   United Mexican States                                            6.375         1/16/2013         1,062,500
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                   15,571,138
=========================================================================================================================

Mortgage-Backed Securities (5.5%)
-------------------------------------------------------------------------------------------------------------------------
  10,750,000   Federal National Mortgage Association 15-Yr.
               Conventional(e)                                                  5.500         11/1/2019        11,129,604
  30,750,000   Federal National Mortgage Association 30-Yr.
               Conventional(e)                                                  6.000         11/1/2034        31,874,282
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                43,003,886
=========================================================================================================================

Technology (0.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Electronic Data Systems Corporation(d)                           6.000          8/1/2013         2,042,628
   1,100,000   Unisys Corporation(d)                                            6.875         3/15/2010         1,177,000
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 3,219,628
=========================================================================================================================

Transportation (3.5%)
-------------------------------------------------------------------------------------------------------------------------
   4,500,000   CNF, Inc.(b)                                                     8.875          5/1/2010         5,416,042
   1,000,000   FedEx Corporation                                                3.500          4/1/2009           987,098
   3,424,998   FedEx Corporation                                                6.720         1/15/2022         3,868,946
   5,250,000   Hertz Corporation                                                7.400          3/1/2011         5,717,880
   2,500,000   MISC Capital Ltd.                                                5.000          7/1/2009         2,603,708
   4,000,000   Southwest Airlines Company(b)                                    5.496         11/1/2006         4,166,948
   5,398,672   United Air Lines, Inc.(g)                                        7.186          4/1/2011         4,624,827
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                            27,385,449
=========================================================================================================================

U.S. Government (11.3%)
-------------------------------------------------------------------------------------------------------------------------
   7,250,000   Federal Home Loan Bank(d)                                        1.625         4/15/2005         7,232,832
  10,000,000   Federal Home Loan Mortgage Corporation(c)                        1.825         12/9/2004         9,999,570
  13,000,000   Federal National Mortgage Association(b)                         2.375        12/15/2005        12,986,428
  13,000,000   U.S. Treasury Bonds(d)                                           6.125         8/15/2029        15,350,153
   7,492,290   U.S. Treasury Inflation Indexed Bonds                            3.875         4/15/2029         9,962,408
   1,750,000   U.S. Treasury Notes(d)                                           1.625         4/30/2005         1,745,898
   1,750,000   U.S. Treasury Notes(d)                                           3.250         8/15/2008         1,763,809
   8,000,000   U.S. Treasury Notes(d)                                           2.625         3/15/2009         7,821,872
   2,000,000   U.S. Treasury Notes                                              5.000         2/15/2011         2,159,688
   4,500,000   U.S. Treasury Notes(d)                                           3.875         2/15/2013         4,501,404
   1,500,000   U.S. Treasury Notes                                              4.250         8/15/2014         1,526,484
  17,000,000   U.S. Treasury Principal Strips                             Zero Coupon        11/15/2022         6,865,603
  10,250,000   U.S. Treasury Strips(d)                                    Zero Coupon         2/15/2013         7,321,903
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           89,238,052
=========================================================================================================================

Utilities (7.3%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   ANR Pipeline Company(d)                                          8.875         3/15/2010         1,683,750
   3,250,000   Atmos Energy Corporation                                         4.000        10/15/2009         3,236,954
   2,000,000   Centerpoint Energy, Inc.(d)                                      7.250          9/1/2010         2,238,270
   5,500,000   Duke Capital, LLC                                                5.668         8/15/2014         5,695,140
   3,000,000   Enterprise Products Operating, LP                                5.600        10/15/2014         3,057,066
   1,200,000   Ferrellgas Partners, LP(d)                                       6.750          5/1/2014         1,242,000
   1,000,000   FirstEnergy Corporation                                          5.500        11/15/2006         1,040,528
   4,000,000   FirstEnergy Corporation(d)                                       6.450        11/15/2011         4,382,704
   2,250,000   Kinder Morgan Energy Partners, LP                                7.500         11/1/2010         2,621,588
   2,000,000   Kinder Morgan Energy Partners, LP(d)                             7.750         3/15/2032         2,405,736
   4,000,000   Magellan Midstream Partners, LP                                  5.650        10/15/2016         4,069,448
   2,500,000   MidAmerican Energy Holdings Company                              7.630        10/15/2007         2,774,268
   3,000,000   Pacific Gas & Electric Company(d)                                6.050          3/1/2034         3,089,784
     500,000   Plains All American Pipeline, LP                                 5.875         8/15/2016           522,230
     831,237   Power Contract Financing, LLC                                    5.200          2/1/2006           842,775
   2,000,000   Power Contract Financing, LLC                                    6.256          2/1/2010         2,093,080
   2,869,692   Power Receivables Finance, LLC                                   6.290          1/1/2012         3,020,323
   2,000,000   Public Service Company of New Mexico                             4.400         9/15/2008         2,022,876
   1,750,000   Southern Natural Gas Company(d)                                  8.875         3/15/2010         1,970,938
   3,450,000   Texas-New Mexico Power Company                                   6.125          6/1/2008         3,576,101
   2,000,000   Transcontinental Gas Pipe Corporation                            8.875         7/15/2012         2,470,000
   3,000,000   Westar Energy, Inc.                                              7.875          5/1/2007         3,321,660
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 57,377,219
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $601,631,056)                                               620,683,108
=========================================================================================================================
      Shares   Preferred Stock (0.3%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
      12,250   Goldman Sachs Group, Inc., Convertible(h)                                                       $1,144,358
      22,122   Morgan Stanley and Company, Convertible(h)                                                         708,789
      15,000   Washington Mutual, Convertible(d)                                                                  798,420
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $2,865,658)                                                          2,651,567
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (15.0%)        Interest Rate (i)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 118,054,151   Thrivent Financial Securities Lending Trust                      1.820%              N/A      $118,054,151
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $118,054,151)                                                                                  118,054,151
=========================================================================================================================
   Shares or
   Principal
      Amount   Short-Term Investments (6.0%)                        Interest Rate (i)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $5,000,000   Federal National Mortgage Association Discount Notes             1.780%        11/8/2004        $4,998,299
  15,760,000   New Center Asset Trust                                           1.830         11/1/2004        15,760,000
  26,878,144   Thrivent Money Market Fund                                       0.820               N/A        26,878,144
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                47,636,443
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $770,187,308)                                                         $789,025,269
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(e) Denotes investments purchased on a when-issued basis.

(f) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(g) In bankruptcy.

(h) Non-income producing security.

(i) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.





Core Bond Fund
Schedule of Investments as of October 31, 2004(a)

   Principal
      Amount   Long-Term Fixed Income (79.4%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (8.1%)
-------------------------------------------------------------------------------------------------------------------------
  $3,000,000   Associates Manufactured Housing Contract Pass-Through
               Certificates                                                     7.900%        3/15/2027        $3,202,488
  12,500,000   Chase Credit Card Master Trust(b,c)                              2.000        11/15/2004        12,529,688
   6,000,000   Countrywide Asset Backed Certificates(b)                         4.905         8/25/2032         6,105,336
   4,000,000   Countrywide Asset-Backed Certificates                            3.903        12/25/2034         4,003,594
   1,157,000   Credit Based Asset Servicing and Securitization                  3.887         9/25/2035         1,160,977
   1,100,318   EQCC Home Equity Loan Trust                                      6.930         2/15/2029         1,102,634
   2,721,398   Federal Home Loan Mortgage Corporation                           3.158        12/27/2029         2,722,786
  11,000,000   GMAC Mortgage Corporation Loan Trust(b,c)                        2.063        11/25/2004        11,019,085
   2,496,549   Green Tree Financial Corporation                                 7.650        10/15/2027         2,706,219
   5,000,000   Harley Davidson Motorcycle Trust                                 3.200         5/15/2012         4,993,495
   1,000,000   Residential Asset Securities Corporation                         3.250         5/25/2029           995,614
   2,000,000   Residential Asset Securities Corporation                         4.040         7/25/2030         2,010,420
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   52,552,336
=========================================================================================================================

Basic Materials (1.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Codelco, Inc.                                                    5.500        10/15/2013         1,570,180
   2,000,000   Glencore Funding, LLC                                            6.000         4/15/2014         1,898,744
   2,000,000   Lubrizol Corporation(d)                                          5.875         12/1/2008         2,122,736
   1,500,000   Packaging Corporation of America                                 4.375          8/1/2008         1,524,002
   2,000,000   Precision Castparts Corporation                                  5.600        12/15/2013         2,060,300
   2,000,000   Weyerhaeuser Company                                             5.250        12/15/2009         2,108,708
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           11,284,670
=========================================================================================================================

Capital Goods (1.8%)
-------------------------------------------------------------------------------------------------------------------------
   3,500,000   Goodrich Corporation                                             6.450        12/15/2007         3,789,754
   1,900,000   Sealed Air Corporation                                           5.375         4/15/2008         1,986,119
   5,250,000   Tyco International Group SA                                      6.000        11/15/2013         5,735,446
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             11,511,319
=========================================================================================================================

Commercial Mortgage-Backed Securities (11.3%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Banc of America Commercial Mortgage, Inc.(b)                     6.085         6/11/2035         5,490,805
   3,000,000   Banc of America Commercial Mortgage, Inc.(b)                     5.118         7/11/2043         3,137,847
   3,000,000   Bear Stearns Commercial Mortgage Securities(b)                   3.869         2/11/2041         2,997,876
   1,321,917   CAM Commercial Mortgage Corporation                              4.834        11/14/2036         1,348,189
   4,000,000   Commercial Mortgage Pass-Through Certificates(e)                 4.405        10/15/2037         4,000,000
   3,000,000   Credit Suisse First Boston Mortgage Securities
               Corporation                                                      3.516         1/15/2037         2,979,843
   4,000,000   First Union National Bank Commercial Mortgage                    7.390        12/15/2031         4,596,484
   1,721,926   First Union-Lehman Brothers-Bank of America
               Commercial Mortgage Trust                                        6.280        11/18/2035         1,743,550
   2,600,000   LB-UBS Commercial Mortgage Trust                                 3.323         3/15/2027         2,578,493
   8,000,000   LB-UBS Commercial Mortgage Trust                                 3.086         5/15/2027         7,859,360
   3,250,000   LB-UBS Commercial Mortgage Trust                                 6.653        11/15/2027         3,680,778
   5,500,000   LB-UBS Commercial Mortgage Trust                                 4.187         8/15/2029         5,584,068
   5,500,000   Morgan Stanley Capital I, Inc.                                   6.210        11/15/2031         5,988,702
   4,000,000   Morgan Stanley Capital I, Inc.                                   3.920         4/14/2040         4,036,088
   5,000,000   Nationslink Funding Corporation(b)                               6.476         8/20/2030         5,457,910
   3,000,000   Wachovia Bank Commercial Mortgage Trust                          4.390         2/15/2036         3,020,895
   8,200,000   Wachovia Bank Commercial Mortgage Trust(b)                       4.260         1/15/2041         8,339,507
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                     72,840,395
=========================================================================================================================

Communications Services (4.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,750,000   AT&T Broadband Corporation                                       8.375         3/15/2013         2,147,077
   2,150,000   AT&T Wireless Services, Inc.                                     8.125          5/1/2012         2,622,951
   1,500,000   AT&T Wireless Services, Inc.                                     8.750          3/1/2031         2,013,777
   4,000,000   Continental Cablevision, Inc.(b)                                 8.875         9/15/2005         4,205,688
   2,500,000   Cox Communications, Inc.(d)                                      6.750         3/15/2011         2,746,245
   2,750,000   Deutsche Telekom International Finance BV(f)                     8.500         6/15/2010         3,313,087
   2,500,000   News America, Inc.                                               7.250         5/18/2018         2,904,710
   1,750,000   SBC Communications, Inc.(e)                                      4.125         9/15/2009         1,758,748
   2,000,000   Sprint Capital Corporation(d)                                    7.625         1/30/2011         2,339,114
   2,000,000   Sprint Capital Corporation                                       6.900          5/1/2019         2,239,022
   2,000,000   Telefonos de Mexico SA                                           4.500        11/19/2008         2,017,622
   2,000,000   Verizon Global Funding Corporation                               7.250         12/1/2010         2,332,878
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   30,640,919
=========================================================================================================================

Consumer Cyclical (3.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   AOL Time Warner, Inc.                                            6.875          5/1/2012         2,274,954
   3,000,000   D.R. Horton, Inc.                                                7.500         12/1/2007         3,277,500
   1,750,000   D.R. Horton, Inc.                                                5.000         1/15/2009         1,771,875
   2,000,000   D.R. Horton, Inc.                                                4.875         1/15/2010         1,990,000
   2,000,000   DaimlerChrysler North American Holdings Corporation              4.750         1/15/2008         2,060,522
   2,000,000   Ford Motor Credit Company                                        7.375          2/1/2011         2,169,590
   2,500,000   General Motors Acceptance Corporation(d)                         7.750         1/19/2010         2,728,508
   2,000,000   KB Home                                                          6.375         8/15/2011         2,095,000
   1,500,000   Park Place Entertainment Corporation(d)                          8.500        11/15/2006         1,650,000
   1,000,000   Ryland Group, Inc.(d)                                            8.000         8/15/2006         1,075,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         21,092,949
=========================================================================================================================

Consumer Non-Cyclical (0.6%)
-------------------------------------------------------------------------------------------------------------------------
   3,500,000   Bunge Limited Finance Corporation                                7.800        10/15/2012         4,158,049
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      4,158,049
=========================================================================================================================

Energy (2.0%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Devon Financing Corporation, ULC                                 6.875         9/30/2011         3,435,093
   1,500,000   Kerr Mc Gee Corporation                                          6.875         9/15/2011         1,703,788
   2,000,000   Kerr Mc Gee Corporation(d)                                       6.950          7/1/2024         2,202,682
   2,250,000   Pemex Project Funding Master Trust(f)                            8.000        11/15/2011         2,587,500
   1,000,000   Pioneer Natural Resources Company                                5.875         7/15/2016         1,062,129
   1,000,000   XTO Energy, Inc.(d)                                              4.900          2/1/2014         1,003,616
   1,000,000   XTO Energy, Inc.                                                 5.000         1/31/2015         1,003,192
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    12,998,000
=========================================================================================================================

Financials (10.6%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Archstone-Smith Trust                                            3.000         6/15/2008         1,950,276
   3,000,000   Australia & New Zealand Banking Group, Ltd. Capital
               Trust I                                                          4.484         1/15/2010         3,030,165
   2,000,000   Capital One Financial Corporation(b)                             8.750          2/1/2007         2,229,304
   1,500,000   Capital One Financial Corporation                                6.250        11/15/2013         1,621,282
   3,500,000   Countrywide Home Loans, Inc.(b)                                  4.000         3/22/2011         3,410,225
   2,500,000   Goldman Sachs Group, Inc.                                        5.250        10/15/2013         2,559,360
   2,000,000   HSBC Capital Funding, LP(f)                                      9.547         6/30/2010         2,532,258
   2,500,000   ING Capital Funding Trust III                                    8.439        12/31/2010         3,031,798
   2,300,000   iSTAR Financial, Inc.                                            4.875         1/15/2009         2,347,971
  13,650,000   Lehman Brothers, Inc.                                            6.539         8/15/2008        14,514,454
   4,000,000   MBNA America Bank NA                                             4.625          8/3/2009         4,106,876
   1,750,000   Montpelier Reinsurance Holdings, Ltd.                            6.125         8/15/2013         1,823,971
   1,500,000   Popular North America, Inc.                                      4.700         6/30/2009         1,543,498
   2,000,000   RBS Capital Trust II(f)                                          6.425          1/3/2034         2,080,338
   4,000,000   Regency Centers, LP                                              7.125         7/15/2005         4,120,396
   2,500,000   Royal Bank of Scotland Group plc                                 9.118         3/31/2010         3,076,928
   2,250,000   Simon Property Group, LP                                         6.375        11/15/2007         2,430,180
   2,000,000   Simon Property Group, LP                                         4.875         8/15/2010         2,039,320
   3,000,000   Union Planters Corporation                                       7.750          3/1/2011         3,565,914
   1,500,000   Vornado Realty Trust                                             5.625         6/15/2007         1,575,520
   2,500,000   Washington Mutual Bank FA                                        5.650         8/15/2014         2,608,525
   2,500,000   Westpac Capital Trust III                                        5.819         9/30/2013         2,627,275
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                68,825,834
=========================================================================================================================

Foreign (0.8%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Corporacion Andina de Fomento(b)                                 6.875         3/15/2012         2,803,858
   2,000,000   Korea Development Bank                                           4.750         7/20/2009         2,066,354
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    4,870,212
=========================================================================================================================

Mortgage-Backed Securities (14.1%)
-------------------------------------------------------------------------------------------------------------------------
  22,000,000   Federal National Mortgage Association 15-Yr.
               Conventional(e)                                                  5.500         11/1/2019        22,776,864
  66,000,000   Federal National Mortgage Association 30-Yr.
               Conventional(e)                                                  6.000         11/1/2034        68,413,089
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                91,189,953
=========================================================================================================================

Technology (0.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Deluxe Corporation                                               3.500         10/1/2007         2,478,845
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 2,478,845
=========================================================================================================================

U.S. Government (13.6%)
-------------------------------------------------------------------------------------------------------------------------
  10,000,000   Federal Home Loan Mortgage Corporation(b,c)                      1.825         12/9/2004         9,999,570
   8,000,000   Federal National Mortgage Association(b,c)                       1.984         11/1/2004         8,000,592
  10,500,000   Federal National Mortgage Association                            2.625        11/15/2006        10,465,088
  12,500,000   Federal National Mortgage Association(b)                         5.500         3/15/2011        13,556,038
   3,000,000   U.S. Treasury Bonds(d)                                           5.375         2/15/2031         3,258,399
   9,500,000   U.S. Treasury Notes(d)                                           3.125         4/15/2009         9,474,398
   5,500,000   U.S. Treasury Notes(d)                                           4.000         6/15/2009         5,679,394
   2,500,000   U.S. Treasury Notes(d)                                           3.500         8/15/2009         2,525,880
  20,350,000   U.S. Treasury Notes(d)                                           6.000         8/15/2009        22,805,512
     125,000   U.S. Treasury Notes(d)                                           6.500         2/15/2010           143,823
   1,000,000   U.S. Treasury Notes                                              5.000         2/15/2011         1,079,844
   1,000,000   U.S. Treasury Notes(d)                                           4.750         5/15/2014         1,057,344
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           88,045,882
=========================================================================================================================

Utilities (6.3%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Alliant Energy Resources, Inc.                                   7.375         11/9/2009         3,398,466
   2,500,000   Atmos Energy Corporation                                         4.000        10/15/2009         2,489,965
   2,500,000   Centerpoint Energy, Inc.(d)                                      7.250          9/1/2010         2,797,838
   2,000,000   DTE Energy Company                                               7.050          6/1/2011         2,273,002
   2,000,000   Enterprise Products Operating, LP                                4.000        10/15/2007         2,015,752
   1,000,000   Enterprise Products Operating, LP                                5.600        10/15/2014         1,019,022
   5,250,000   FirstEnergy Corporation                                          6.450        11/15/2011         5,752,299
   3,000,000   Magellan Midstream Partners, LP                                  5.650        10/15/2016         3,052,086
   2,000,000   NiSource Finance Corporation                                     7.875        11/15/2010         2,374,060
   2,000,000   Plains All American Pipeline, LP                                 4.750         8/15/2009         2,061,080
     500,000   Plains All American Pipeline, LP                                 5.875         8/15/2016           522,230
   2,327,464   Power Contract Financing, LLC                                    5.200          2/1/2006         2,359,769
   1,434,846   Power Receivables Finance, LLC                                   6.290          1/1/2012         1,510,161
   2,500,000   Texas-New Mexico Power Company                                   6.125          6/1/2008         2,591,378
   2,500,000   Westar Energy, Inc.                                              7.875          5/1/2007         2,768,050
     500,000   Westar Energy, Inc.                                              6.000          7/1/2014           540,730
   3,000,000   Xcel Energy, Inc.                                                7.000         12/1/2010         3,420,456
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 40,946,344
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $502,685,967)                                               513,435,707
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (7.6%)          Interest Rate(g)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  48,968,408   Thrivent Financial Securities Lending Trust                      1.820%              N/A       $48,968,408
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $48,968,408)                                                                                    48,968,408
=========================================================================================================================
   Shares or
   Principal
      Amount   Short-Term Investments (13.0%)                        Interest Rate(g)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $7,500,000   Amsterdam Funding Corporation                                    1.970%        12/8/2004        $7,484,815
   6,000,000   Federal Home Loan Mortgage Corporation                           1.780         11/9/2004         5,997,667
   3,951,000   Federal National Mortgage Association(b)                         1.936         12/6/2004         3,943,702
  10,000,000   Preferred Receivables Funding Corporation(b)                     1.890        11/22/2004         9,988,975
  10,000,000   Ranger Funding Company, LLC                                      1.850        11/18/2004         9,991,264
  24,736,627   Thrivent Money Market Fund                                       0.820               N/A        24,736,627
  11,730,000   Total Capital SA                                                 1.860         11/1/2004        11,730,000
  10,000,000   Windmill Funding Corporation(b)                                  1.780         11/9/2004         9,996,044
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                83,869,094
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $635,523,469)                                                         $646,273,209
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(e) Denotes investments purchased on a when-issued basis.

(f) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(g) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.




Bond Index Fund-I
Schedule of Investments as of October 31, 2004(a)

   Principal
      Amount   Long-Term Fixed Income (66.1%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     $24,042   Advanta Mortgage Loan Trust(b)                                   7.750%       10/25/2026           $24,929
      64,725   EQCC Home Equity Loan Trust(b)                                   6.930         2/15/2029            64,861
     250,000   Honda Auto Receivables Owner Trust(b)                            2.480         7/18/2008           249,189
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                      338,979
=========================================================================================================================

Basic Materials (0.5%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   Dow Chemical Company(b)                                          5.750        11/15/2009           107,440
     100,000   International Paper Company(b,c)                                 5.850        10/30/2012           106,764
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                              214,204
=========================================================================================================================

Capital Goods (1.0%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   Boeing Capital Corporation(d)                                    6.100          3/1/2011           109,887
     100,000   General Electric Company(b)                                      5.000          2/1/2013           103,658
      50,000   Hutchison Whampoa International, Ltd.(b)                         5.450        11/24/2010            51,478
      75,000   Northrop Grumman Corporation(b)                                  7.125         2/15/2011            86,476
      50,000   Raytheon Company                                                 5.500        11/15/2012            52,975
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                                404,474
=========================================================================================================================

Commercial Mortgage-Backed Securities (1.8%)
-------------------------------------------------------------------------------------------------------------------------
     200,000   Bear Stearns Commercial Mortgage Securities(b)                   3.869         2/11/2041           199,858
     100,000   First Union National Bank Commercial Mortgage
               Trust(b)                                                         7.390        12/15/2031           114,912
     200,000   General Electric Capital Commercial Mortgage
               Corporation(b)                                                   4.641         9/10/2013           203,039
     100,000   Morgan Stanley Capital I, Inc.(b)                                6.550         3/15/2030           107,842
     110,000   Morgan Stanley Capital I, Inc.(b)                                6.210        11/15/2031           119,774
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                        745,425
=========================================================================================================================

Communications Services (1.6%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   AT&T Wireless Services, Inc.(b)                                  7.875          3/1/2011           119,131
      75,000   Deutsche Telekom International Finance BV(b)                     5.250         7/22/2013            77,543
      95,000   GTE North, Inc.(b)                                               7.625         5/15/2026           100,122
     150,000   Sprint Capital Corporation(b)                                    7.625         1/30/2011           175,434
     100,000   Tele-Communications, Inc. (TCI Group)(b)                         7.875          8/1/2013           118,244
      50,000   Telecom Italia Capital SA                                        5.250        11/15/2013            51,194
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      641,668
=========================================================================================================================

Consumer Cyclical (2.1%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   AOL Time Warner, Inc.(b)                                         6.875          5/1/2012           113,748
     100,000   DaimlerChrysler North American Holdings
               Corporation(b)                                                   4.750         1/15/2008           103,026
     150,000   Ford Motor Credit Company(b)                                     5.800         1/12/2009           154,748
      75,000   Ford Motor Credit Company(b)                                     7.250        10/25/2011            80,828
     125,000   General Motors Acceptance Corporation(b)                         5.625         5/15/2009           126,224
     100,000   General Motors Acceptance Corporation                            8.000         11/1/2031           103,505
     100,000   Target Corporation(b)                                            6.350         1/15/2011           112,095
      50,000   Wal-Mart Stores, Inc.                                            7.550         2/15/2030            64,395
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                            858,569
=========================================================================================================================

Consumer Non-Cyclical (1.2%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   Bunge Limited Finance Corporation(b)                             7.800        10/15/2012           118,801
      50,000   Coca-Cola HBC Finance BV(b)                                      5.125         9/17/2013            51,561
     100,000   ConAgra Foods, Inc.(b)                                           6.000         9/15/2006           105,302
     100,000   General Mills, Inc.                                              6.000         2/15/2012           108,769
      50,000   GlaxoSmithKline Capital, Inc.(b)                                 5.375         4/15/2034            49,524
      75,000   Safeway, Inc.(b)                                                 4.125         11/1/2008            75,370
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                        509,327
=========================================================================================================================

Energy (1.1%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   ConocoPhillips Company(b)                                        4.750        10/15/2012           102,690
     100,000   Pemex Project Funding Master Trust(b)                            9.125        10/13/2010           120,250
     100,000   Union Oil Company of California                                  6.700        10/15/2007           108,268
     100,000   Union Oil Company of California                                  5.050         10/1/2012           102,679
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                       433,887
=========================================================================================================================

Financials (4.7%)
-------------------------------------------------------------------------------------------------------------------------
      50,000   Allstate Corporation                                             5.000         8/15/2014            50,540
     250,000   Bank of America Corporation(b)                                   3.875         1/15/2008           254,150
     125,000   CIT Group, Inc.(b)                                               4.750        12/15/2010           127,614
      50,000   Citigroup, Inc.(b)                                               3.500          2/1/2008            50,221
     177,068   Citigroup, Inc.                                                  5.000         9/15/2014           179,653
     100,000   Countrywide Home Loans, Inc.(b)                                  4.000         3/22/2011            97,435
      75,000   Credit Suisse First Boston USA, Inc.(b)                          3.875         1/15/2009            75,245
      75,000   EOP Operating, LP(b)                                             4.750         3/15/2014            72,917
     150,000   Goldman Sachs Group, Inc.                                        6.600         1/15/2012           168,523
      75,000   Household Finance Corporation(b)                                 6.375        11/27/2012            83,729
      75,000   International Lease Finance Corporation(b)                       5.875          5/1/2013            79,894
      75,000   J.P. Morgan Chase & Company(b)                                   4.500        11/15/2010            76,657
      75,000   Lehman Brothers Holdings, Inc.                                   3.950        11/10/2009            74,934
      50,000   Merrill Lynch & Company, Inc.(b)                                 5.000          2/3/2014            50,402
     150,000   Morgan Stanley and Company                                       3.875         1/15/2009           150,774
     100,000   PNC Funding Corporation(b)                                       6.875         7/15/2007           109,232
      50,000   SouthTrust Corporation(b)                                        5.800         6/15/2014            53,712
      75,000   Union Planters Corporation                                       4.375         12/1/2010            75,751
     100,000   Wells Fargo & Company                                            3.500          4/4/2008           100,418
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 1,931,801
=========================================================================================================================

Foreign (1.8%)
-------------------------------------------------------------------------------------------------------------------------
     150,000   European Investment Bank(b)                                      3.000         6/16/2008           150,297
      75,000   Export-Import Bank of Korea(b)                                   4.125         2/10/2009            75,742
     150,000   International Bank for Reconstruction and Development            5.000         3/28/2006           154,973
     100,000   Province of Quebec(b)                                            7.500         7/15/2023           127,917
     100,000   Republic of Italy                                                6.000         2/22/2011           110,511
     100,000   United Mexican States                                            7.500         1/14/2012           113,600
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                      733,040
=========================================================================================================================

Mortgage-Backed Securities (23.5%)
-------------------------------------------------------------------------------------------------------------------------
   1,100,000   Federal Home Loan Mortgage Corporation 30-Yr. Gold
               Conventional(e)                                                  5.000         11/1/2034         1,096,562
      74,327   Federal Home Loan Mortgage Corporation 30-Yr. Gold
               Conventional(b)                                                  8.500          7/1/2021            82,073
     850,000   Federal Home Loan Mortgage Corporation 30-Yr. Gold
               Conventional(e)                                                  6.000         11/1/2034           880,015
      17,931   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     9.000          4/1/2010            19,432
      20,362   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          3/1/2014            21,409
      89,021   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through(b)                                                  7.500          1/1/2015            94,549
      90,050   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through(b)                                                  6.500          7/1/2016            95,420
      59,648   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500         10/1/2016            63,206
     104,254   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through(b)                                                  8.000          5/1/2027           113,924
     141,309   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          1/1/2028           152,029
       5,764   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000         10/1/2029             6,263
      13,007   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          2/1/2030            14,134
     224,035   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through(b)                                                  7.000          8/1/2032           237,952
     800,000   Federal National Mortgage Association 15-Yr.
               Conventional(e)                                                  4.500         11/1/2019           802,000
   1,275,000   Federal National Mortgage Association 15-Yr.
               Conventional(e)                                                  5.000         11/1/2019         1,300,898
   2,950,000   Federal National Mortgage Association 30-Yr.
               Conventional(e)                                                  5.500         11/1/2034         3,003,470
     214,676   Federal National Mortgage Association 30-Yr. Pass
               Through(b)                                                       6.500          8/1/2032           226,106
     127,848   Federal National Mortgage Association 30-Yr. Pass
               Through(b)                                                       6.000         10/1/2032           132,766
     236,137   Federal National Mortgage Association 30-Yr. Pass
               Through(b)                                                       6.500         12/1/2032           248,710
      14,565   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000          4/1/2011            15,317
      76,037   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000          1/1/2014            79,944
      13,334   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              5.500          4/1/2014            13,845
      51,874   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000         11/1/2014            54,539
      48,870   Federal National Mortgage Association Conventional
               15-Yr. Pass Through(b)                                           6.000          9/1/2016            51,310
      10,348   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          6/1/2008            10,599
      42,254   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000         12/1/2028            43,926
      65,444   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          4/1/2031            67,962
      34,931   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          5/1/2031            36,274
     138,351   Federal National Mortgage Association Conventional
               30-Yr. Pass Through(b)                                           6.500          7/1/2032           145,717
      14,780   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.500         1/15/2017            16,333
      15,504   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         1/15/2025            16,999
      20,195   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         7/15/2026            22,110
       2,167   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000        10/15/2028             2,364
      67,430   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         1/15/2029            72,022
      20,094   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000        12/15/2029            21,918
       5,291   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.500        12/15/2029             5,790
       5,198   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         5/15/2030             5,668
       2,672   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         7/15/2030             2,913
      13,510   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         3/15/2031            14,425
      68,094   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.000         6/15/2031            71,006
      69,068   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         7/15/2031            73,160
      50,850   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         9/15/2031            54,294
     209,823   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         7/15/2032           222,258
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                 9,711,611
=========================================================================================================================

Transportation (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      50,000   CSX Corporation(b)                                               5.500          8/1/2013            51,893
      75,000   FedEx Corporation                                                3.500          4/1/2009            74,032
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                               125,925
=========================================================================================================================

U.S. Government (24.0%)
-------------------------------------------------------------------------------------------------------------------------
     300,000   Federal Farm Credit Bank(b)                                      5.720         4/13/2005           304,776
     160,000   Federal Home Loan Bank                                           6.900          2/7/2007           173,936
     200,000   Federal Home Loan Bank(b)                                        5.625         2/15/2008           214,853
     200,000   Federal Home Loan Bank(b)                                        7.375         2/13/2015           244,796
     100,000   Federal Home Loan Bank                                           6.640        12/13/2016           116,488
     750,000   Federal Home Loan Mortgage Corporation                           2.875         9/15/2005           753,197
     100,000   Federal Home Loan Mortgage Corporation(d)                        6.000         6/15/2011           111,398
       4,235   Federal National Mortgage Association                            7.500          8/1/2006             4,354
     150,000   Federal National Mortgage Association                            6.660          3/5/2007           162,744
     300,000   Federal National Mortgage Association                            6.000         5/15/2008           327,134
     100,000   Federal National Mortgage Association(d)                         5.250         1/15/2009           106,888
     100,000   Federal National Mortgage Association(d)                         6.250          2/1/2011           111,032
     100,000   Federal National Mortgage Association                            6.210          8/6/2038           114,224
     200,000   Tennessee Valley Authority(b)                                    6.150         1/15/2038           219,878
     650,000   U.S. Treasury Bonds(d)                                           5.250        11/15/2028           685,192
     300,000   U.S. Treasury Bonds(d)                                           8.125         8/15/2019           414,352
     225,000   U.S. Treasury Bonds(d)                                           8.750         8/15/2020           329,089
     100,000   U.S. Treasury Bonds(d)                                           8.125         8/15/2021           139,977
     300,000   U.S. Treasury Bonds(d)                                           6.250         8/15/2023           354,375
     100,000   U.S. Treasury Bonds(d)                                           6.625         2/15/2027           124,141
     200,000   U.S. Treasury Bonds(d)                                           6.125        11/15/2027           235,109
     100,000   U.S. Treasury Notes(d)                                           2.000         5/15/2006            99,426
      50,000   U.S. Treasury Notes                                              4.625         5/15/2006            51,682
      90,000   U.S. Treasury Notes(d)                                           7.000         7/15/2006            96,782
     450,000   U.S. Treasury Notes(d)                                           6.500        10/15/2006           483,732
     625,000   U.S. Treasury Notes(d)                                           3.500        11/15/2006           636,499
   2,250,000   U.S. Treasury Notes(d)                                           4.375         5/15/2007         2,341,845
     400,000   U.S. Treasury Notes(d)                                           6.125         8/15/2007           435,812
     100,000   U.S. Treasury Notes(d)                                           5.500         5/15/2009           109,820
     275,000   U.S. Treasury Notes(d)                                           6.500         2/15/2010           316,411
     100,000   U.S. Treasury Notes(d)                                           4.875         2/15/2012           107,168
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                            9,927,110
=========================================================================================================================

Utilities (1.7%)
-------------------------------------------------------------------------------------------------------------------------
      75,000   Duke Capital Corporation                                         7.500         10/1/2009            85,690
     100,000   ENSERCH Corporation(b)                                           6.564          7/1/2005           101,887
      75,000   FirstEnergy Corporation                                          6.450        11/15/2011            82,176
      75,000   Niagara Mohawk Power Corporation                                 7.750         10/1/2008            85,552
     100,000   Oncor Electric Delivery Company(b)                               6.375         1/15/2015           111,304
      50,000   Pacific Gas & Electric Company(b)                                6.050          3/1/2034            51,496
     100,000   Public Service Company of Colorado(b)                            7.875         10/1/2012           122,407
      50,000   Southern California Edison Company                               5.000         1/15/2014            51,223
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    691,735
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $26,552,958)                                                 27,267,755
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (16.9%)         Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   6,993,882   Thrivent Financial Securities Lending Trust                      1.820%              N/A        $6,993,882
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $6,993,882)                                                                                      6,993,882
=========================================================================================================================
   Shares or
   Principal
      Amount   Short-Term Investments (17.0%)                        Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $2,820,000   Federal Home Loan Bank Discount Notes                            1.718%        11/1/2004        $2,820,000
   3,000,000   Federal National Mortgage Association                            1.802         11/1/2004         3,000,000
   1,199,046   Thrivent Money Market Fund                                       0.820               N/A         1,199,046
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 7,019,046
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $40,565,886)                                                           $41,280,683
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(c) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(d) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(e) Denotes investments purchased on a when-issued basis.

(f) The interest rate shown reflects the yield.

The accompanying notes to the financial statements are an integral part of this schedule.





Limited Maturity Bond Fund
Schedule of Investments as of October 31, 2004(a)

   Principal
      Amount   Long-Term Fixed Income (80.3%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (13.2%)
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   American Express Credit Account Master Trust(b,c)                1.990%       11/15/2004        $1,001,816
   1,000,000   Americredit Automobile Receivables Trust(d)                      3.430          7/6/2011           999,735
     500,000   Bank One Issuance Trust(b,c)                                     1.920        11/15/2004           500,294
     216,128   Capital Auto Receivables Asset Trust(c)                          1.960        11/15/2004           216,189
   1,500,000   Chase Funding Mortgage Loan Asset Backed(b)                      2.734         9/25/2024         1,493,822
     323,105   Chase Manhattan Auto Owner Trust                                 5.270         2/15/2008           325,458
     500,000   Citibank Credit Card Issuance Trust                              4.100         12/7/2006           501,130
     145,728   Comed Transitional Funding Trust                                 5.440         3/25/2007           147,061
   2,000,000   Countrywide Asset-Backed Certificates                            3.903        12/25/2034         2,001,797
     500,000   CPL Transition Funding, LLC                                      5.010         1/15/2010           517,990
   1,000,000   Credit Based Asset Servicing and Securitization                  3.887         9/25/2035         1,003,438
     500,000   DaimlerChrysler Master Owner Trust(c)                            1.920        11/15/2004           500,294
     750,000   First National Master Note Trust(c)                              1.970        11/15/2004           750,984
     500,000   Ford Credit Floorplan Master Owner Trust(c)                      2.010        11/15/2004           501,078
   1,000,000   GMAC Mortgage Corporation Loan Trust(b,c)                        2.063        11/25/2004         1,001,735
   1,000,000   Harley Davidson Motorcycle Trust                                 3.200         5/15/2012           998,699
   1,000,000   Honda Auto Receivables Owner Trust                               2.910        10/20/2008           999,062
   1,000,000   Honda Auto Receivables Owner Trust                               2.790         3/16/2009           995,272
   1,000,000   Honda Auto Receivables Owner Trust(b)                            2.960         4/20/2009           997,667
     500,000   MBNA Credit Card Master Note Trust(b,c)                          1.980        11/15/2004           501,026
     750,000   MBNA Credit Card Master Note Trust                               4.950         6/15/2009           783,363
   1,000,000   National City Credit Card Master Trust(b,c)                      2.020        11/15/2004         1,001,136
   1,500,000   Nissan Auto Lease Trust Series                                   3.180         6/15/2010         1,499,940
      98,585   PSE&G Transition Funding, LLC                                    5.740         3/15/2007            99,450
   1,000,000   Residential Asset Securities Corporation                         3.250         5/25/2029           995,614
     750,000   Toyota Auto Receivables Owner Trust                              4.390         5/15/2009           759,986
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   21,094,036
=========================================================================================================================

Basic Materials (1.7%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   E.I. du Pont de Nemours and Company                              4.125         4/30/2010           505,140
     750,000   Lubrizol Corporation                                             5.875         12/1/2008           796,026
     750,000   Meadwestvaco Corporation                                         6.850          4/1/2012           843,706
     275,000   Peabody Energy Corporation                                       6.875         3/15/2013           301,812
     250,000   Precision Castparts Corporation                                  5.600        12/15/2013           257,538
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            2,704,222
=========================================================================================================================

Capital Goods (0.6%)
-------------------------------------------------------------------------------------------------------------------------
     600,000   Northrop Grumman Corporation                                     4.079        11/16/2006           610,632
     348,759   Systems 2001 Asset Trust, LLC                                    6.664         9/15/2013           388,116
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                                998,748
=========================================================================================================================

Commercial Mortgage-Backed Securities (5.9%)
-------------------------------------------------------------------------------------------------------------------------
     278,830   Banc of America Commercial Mortgage, Inc.                        3.366         7/11/2043           279,924
     700,000   Bear Stearns Commercial Mortgage Securities(b)                   3.869         2/11/2041           699,504
   1,000,000   Bear Stearns Commercial Mortgage Securities(d)                   3.700         8/13/2046         1,004,375
   1,250,000   Commercial Mortgage Pass-Through Certificates(d)                 4.405        10/15/2037         1,250,000
     600,000   Credit Suisse First Boston Mortgage Securities
               Corporation                                                      3.861         3/15/2036           604,899
     449,928   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation(b,c)                                                 2.217        11/14/2004           450,011
     700,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation                                                      4.302         1/15/2038           700,655
   1,000,000   LB-UBS Commercial Mortgage Trust(b)                              3.323         3/15/2027           991,728
     500,000   LB-UBS Commercial Mortgage Trust                                 6.653        11/15/2027           566,274
   1,000,000   LB-UBS Commercial Mortgage Trust                                 4.187         8/15/2029         1,015,285
     577,981   Lehman Brothers "CALSTRS" Mortgage Trust                         3.988        11/20/2012           585,902
   1,250,000   Morgan Stanley Capital I, Inc.                                   3.920         4/14/2040         1,261,278
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                      9,409,835
=========================================================================================================================

Communications Services (4.2%)
-------------------------------------------------------------------------------------------------------------------------
     200,000   AT&T Wireless Services, Inc.                                     8.125          5/1/2012           243,995
   1,000,000   Comcast Cable Communications, Inc.                               6.200        11/15/2008         1,090,511
     750,000   Cox Communications, Inc.                                         6.750         3/15/2011           823,874
     250,000   CSC Holdings, Inc.                                               6.750         4/15/2012           258,750
   1,000,000   Deutsche Telekom International Finance BV(e)                     8.500         6/15/2010         1,204,759
     250,000   EchoStar DBS Corporation                                         5.750         10/1/2008           255,625
     100,000   Liberty Media Corporation, Convertible                           3.250         3/15/2031            93,125
     400,000   News America, Inc.                                               4.750         3/15/2010           411,594
     500,000   Nextel Communications, Inc.                                      5.950         3/15/2014           511,250
     500,000   SBC Communications, Inc.(d)                                      4.125         9/15/2009           502,500
     750,000   Sprint Capital Corporation(b)                                    7.625         1/30/2011           877,168
     500,000   Verizon Pennsylvania, Inc.(b)                                    5.650        11/15/2011           531,882
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    6,805,033
=========================================================================================================================

Consumer Cyclical (2.6%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   AOL Time Warner, Inc.                                            6.150          5/1/2007           534,844
     750,000   Carnival Corporation                                             3.750        11/15/2007           755,860
     250,000   D.R. Horton, Inc.                                                7.500         12/1/2007           273,125
     600,000   D.R. Horton, Inc.                                                4.875         1/15/2010           597,000
     700,000   DaimlerChrysler North American Holdings Corporation              4.750         1/15/2008           721,183
     500,000   General Motors Acceptance Corporation                            4.500         7/15/2006           507,414
     100,000   Kerzner International, Ltd., Convertible                         2.375         4/15/2024           106,125
     400,000   Mohegan Tribal Gaming Authority                                  6.375         7/15/2009           419,000
     250,000   Yum! Brands, Inc.                                                7.650         5/15/2008           282,480
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          4,197,031
=========================================================================================================================

Consumer Non-Cyclical (3.2%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Bottling Group, LLC                                              2.450        10/16/2006           743,970
     400,000   Bunge Limited Finance Corporation                                7.800        10/15/2012           475,206
     750,000   Coca-Cola Enterprises, Inc.(b)                                   2.500         9/15/2006           744,254
     750,000   Eli Lilly & Company(c)                                           1.660        11/24/2004           748,858
     250,000   Fisher Scientific International, Inc.                            8.125          5/1/2012           278,750
     250,000   Gillette Company                                                 3.500        10/15/2007           251,407
     750,000   Harvard University                                               8.125         4/15/2007           841,830
     500,000   Hospira, Inc.                                                    4.950         6/15/2009           512,612
     500,000   Ventas Realty, LP/Ventas Capital Corporation                     6.625        10/15/2014           510,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      5,106,887
=========================================================================================================================

Energy (1.1%)
-------------------------------------------------------------------------------------------------------------------------
     700,000   EnCana Corporation                                               4.600         8/15/2009           720,848
     300,000   Newfield Exploration Company                                     6.625          9/1/2014           321,750
     208,333   Pemex Finance, Ltd.                                              8.450         2/15/2007           220,904
     500,000   Premcor Refining Group, Inc.                                     6.125          5/1/2011           527,500
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,791,002
=========================================================================================================================

Financials (14.2%)
-------------------------------------------------------------------------------------------------------------------------
     600,000   Australia & New Zealand Banking Group, Ltd. Capital
               Trust I                                                          4.484         1/15/2010           606,033
     250,000   Capital One Financial Corporation                                7.250          5/1/2006           264,879
     400,000   CIT Group, Inc.                                                  4.000          5/8/2008           404,181
     600,000   Citigroup, Inc.(b,c)                                             1.780         11/8/2004           600,209
     750,000   Countrywide Home Loans, Inc.                                     4.000         3/22/2011           730,762
     600,000   Credit Suisse First Boston USA, Inc.                             3.875         1/15/2009           601,960
   1,000,000   General Electric Capital Corporation(b,c)                        1.044         12/2/2004         1,002,500
     700,000   Goldman Sachs Group, Inc.                                        3.875         1/15/2009           704,756
     150,000   Goldman Sachs Group, Inc., Convertible                           1.500         7/23/2009           148,036
     500,000   HSBC Capital Funding, LP(e)                                      9.547         6/30/2010           633,064
     600,000   ING Capital Funding Trust III                                    8.439        12/31/2010           727,631
     600,000   International Lease Finance Corporation                          3.300         1/23/2008           594,053
     600,000   iSTAR Financial, Inc.                                            5.125          4/1/2011           607,858
     600,000   John Hancock Global Funding II                                   3.750         9/30/2008           603,391
     840,000   Lehman Brothers, Inc.                                            6.539         8/15/2008           893,197
   1,000,000   Merrill Lynch & Company, Inc.(c)                                 2.410         1/21/2005         1,001,990
     500,000   Monumental Global Funding II                                     3.850          3/3/2008           510,444
   2,668,000   Morgan Stanley and Company                                       5.878          3/1/2007         2,790,435
     700,000   Morgan Stanley and Company                                       3.875         1/15/2009           703,614
     700,000   New York Life Global Funding                                     3.875         1/15/2009           702,068
     700,000   Pacific Life Global Funding                                      3.750         1/15/2009           700,164
     600,000   Pricoa Global Funding I                                          4.350         6/15/2008           612,468
   1,000,000   Protective Life Secured Trust(b)                                 4.000         10/7/2009         1,004,490
     750,000   SLM Corporation(b)                                               4.000         1/15/2009           754,147
     250,000   TIAA Global Markets                                              4.125        11/15/2007           255,498
     750,000   Union Planters Bank                                              5.125         6/15/2007           791,150
     700,000   Washington Mutual, Inc.                                          8.250          4/1/2010           831,187
   1,000,000   Wells Fargo & Company(c)                                         1.980        12/15/2004           998,405
   1,000,000   Westpac Banking Corporation(c)                                   1.810        11/26/2004         1,000,008
   1,000,000   World Savings Bank FSB(c,f)                                      1.850         12/1/2004           999,691
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                22,778,269
=========================================================================================================================

Foreign (1.9%)
-------------------------------------------------------------------------------------------------------------------------
     600,000   European Investment Bank                                         2.700         4/20/2007           595,639
     125,000   Export Development Canada(f)                                     2.750        12/12/2005           125,533
     500,000   Korea Development Bank                                           4.750         7/20/2009           516,588
     250,000   Nordic Investment Bank(f)                                        2.750         1/11/2006           250,486
   1,000,000   Republic of Italy(f)                                             2.750        12/15/2006         1,000,617
     500,000   United Mexican States                                            9.875          2/1/2010           620,500
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    3,109,363
=========================================================================================================================

Mortgage-Backed Securities (7.4%)
-------------------------------------------------------------------------------------------------------------------------
   8,500,000   Federal National Mortgage Association 15-Yr.
               Conventional(d)                                                  5.500         11/1/2019         8,800,154
   3,000,000   Federal National Mortgage Association 30-Yr.
               Conventional(d)                                                  6.000         11/1/2034         3,109,686
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                11,909,840
=========================================================================================================================

Municipal Bonds (1.1%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Minneapolis & St. Paul Metropolitan Airports
               Commission                                                       4.850          1/1/2006           511,670
     400,000   Oregon School Boards Association Taxable Pension
               Bonds                                                      Zero Coupon         6/30/2005           392,924
     750,000   Washington State Office of the State Treasurer                   4.500          7/1/2007           774,458
-------------------------------------------------------------------------------------------------------------------------
               Total Municipal Bonds                                                                            1,679,052
=========================================================================================================================

Technology (1.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Deluxe Corporation                                               3.500         10/1/2007           991,538
     600,000   Motorola, Inc.                                                   4.608        11/16/2007           617,824
     100,000   Unisys Corporation                                               6.875         3/15/2010           107,000
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 1,716,362
=========================================================================================================================

Transportation (1.9%)
-------------------------------------------------------------------------------------------------------------------------
     700,000   FedEx Corporation                                                3.500          4/1/2009           690,969
     250,000   Hertz Corporation                                                7.400          3/1/2011           272,280
     500,000   MISC Capital Ltd.                                                5.000          7/1/2009           520,742
     500,000   Southwest Airlines Company                                       5.496         11/1/2006           520,868
     500,000   Union Pacific Corporation                                        3.625          6/1/2010           485,354
     736,183   United Air Lines, Inc.(g)                                        7.186          4/1/2011           630,658
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             3,120,871
=========================================================================================================================

U.S. Government (14.6%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Federal Home Loan Mortgage Corporation                           1.500         8/15/2005         2,980,359
     500,000   Federal Home Loan Mortgage Corporation(f)                        2.750         8/15/2006           500,200
     500,000   Federal National Mortgage Association                            2.375        12/15/2005           499,478
     800,000   Federal National Mortgage Association(f)                         4.000          9/2/2008           813,455
   1,000,000   U.S. Department of Housing and Urban Development                 3.450          8/1/2006         1,012,421
   4,000,000   U.S. Treasury Notes                                              1.625         3/31/2005         3,992,812
   6,100,000   U.S. Treasury Notes(f)                                           1.500         7/31/2005         6,070,452
   6,750,000   U.S. Treasury Notes(f)                                           2.375         8/15/2006         6,737,870
     600,000   U.S. Treasury Notes(f)                                           2.250         2/15/2007           594,844
     250,000   U.S. Treasury Notes                                              5.000         2/15/2011           269,961
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           23,471,852
=========================================================================================================================

Utilities (5.6%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Atmos Energy Corporation                                         4.000        10/15/2009           746,990
     600,000   Centerpoint Energy, Inc.(f)                                      7.250          9/1/2010           671,481
     600,000   Duke Capital, LLC                                                4.331        11/16/2006           610,994
   1,000,000   Enterprise Products Operating, LP                                4.000        10/15/2007         1,007,876
   1,000,000   FirstEnergy Corporation                                          5.500        11/15/2006         1,040,528
     500,000   Indiana Michigan Power Company                                   6.125        12/15/2006           529,744
     500,000   Kinder Morgan Energy Partners, LP                                7.500         11/1/2010           582,575
     250,000   Midamerican Energy Holdings Company                              3.500         5/15/2008           247,214
   1,000,000   Pacific Gas & Electric Company                                   3.600          3/1/2009           992,838
     600,000   Plains All American Pipeline, LP                                 4.750         8/15/2009           618,324
     299,245   Power Contract Financing, LLC                                    5.200          2/1/2006           303,399
     478,282   Power Receivables Finance, LLC                                   6.290          1/1/2012           503,387
     400,000   Texas-New Mexico Power Company                                   6.125          6/1/2008           414,620
     600,000   Westar Energy, Inc.                                              7.875          5/1/2007           664,332
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  8,934,302
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $127,678,878)                                               128,826,705
=========================================================================================================================
      Shares   Preferred Stock (0.1%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
       1,750   Goldman Sachs Group, Inc., Convertible(h)                                                         $163,480
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $175,000)                                                              163,480
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (11.2%)         Interest Rate(i)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  17,952,473   Thrivent Financial Securities Lending Trust                      1.820%              N/A       $17,952,473
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $17,952,473)                                                                                    17,952,473
=========================================================================================================================
   Shares or
   Principal
      Amount   Short-Term Investments (8.4%)                                  Rate(i)              Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $3,600,000   Federal Home Loan Mortgage Corporation(b)                        1.755%        11/2/2004        $3,599,827
   1,085,000   Federal Home Loan Mortgage Corporation(b)                        1.790         11/8/2004         1,084,629
   2,000,000   Federal National Mortgage Association                            1.802         11/1/2004         2,000,000
   1,000,000   New Center Asset Trust                                           1.830         11/1/2004         1,000,000
   5,713,217   Thrivent Money Market Fund                                       0.820               N/A         5,713,217
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                13,397,673
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $159,204,024)                                                         $160,340,331
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) Denotes investments purchased on a when-issued basis.

(e) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(f) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(g) In bankruptcy.

(h) Non-income producing security.

(i) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.





Money Market Fund
Schedule of Investments as of October 31, 2004(a)

   Principal
      Amount   Certificate of Deposit (7.4%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Banking - Domestic (2.0%)
-------------------------------------------------------------------------------------------------------------------------
 $18,750,000   Royal Bank of Canada NY                                          1.480%       11/19/2004       $18,749,891
-------------------------------------------------------------------------------------------------------------------------
               Total Banking - Domestic                                                                        18,749,891
=========================================================================================================================

Banking - Foreign (2.4%)
-------------------------------------------------------------------------------------------------------------------------
  22,800,000   Royal Bank of Scotland New York                                  1.345         1/31/2005        22,799,718
-------------------------------------------------------------------------------------------------------------------------
               Total Banking - Foreign                                                                         22,799,718
=========================================================================================================================

Brokerage (3.0%)
-------------------------------------------------------------------------------------------------------------------------
   9,325,000   Goldman Sachs Group, Inc.(c)                                     1.870        11/22/2004         9,325,000
  19,125,000   Goldman Sachs Group, Inc.(c)                                     2.040         1/18/2005        19,125,465
-------------------------------------------------------------------------------------------------------------------------
               Total Brokerage                                                                                 28,450,465
-------------------------------------------------------------------------------------------------------------------------
               Total Certificate of Deposit                                                                    70,000,074
=========================================================================================================================
   Principal
      Amount   Commercial Paper (51.0%)                                 Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Commercial Paper (27.9%)
-------------------------------------------------------------------------------------------------------------------------
 $18,500,000   Amsterdam Funding Corporation                                    1.880%       11/30/2004       $18,471,983
  18,500,000   Blue Spice, LLC                                                  1.960        11/26/2004        18,474,819
  16,000,000   Blue Spice, LLC                                                  1.830        12/13/2004        15,965,840
  19,325,000   Corporate Receivables Corporation Funding, LLC                   1.730         11/2/2004        19,324,071
   1,198,000   Corporate Receivables Corporation Funding, LLC                   2.020         12/3/2004         1,195,849
  15,000,000   Falcon Asset Securitization Corporation                          1.790        11/12/2004        14,991,796
  19,325,000   Fountain Square Commercial Funding Corporation                   1.820        12/10/2004        19,286,898
  15,460,000   Govco, Inc.                                                      1.810         12/6/2004        15,432,794
  16,202,000   Kitty Hawk Funding Corporation                                   1.780         11/3/2004        16,200,398
  23,300,000   Nieuw Amsterdam Receivables Corporation(d)                       1.800         12/6/2004        23,259,224
  19,030,000   Old Line Funding, LLC                                            1.900        12/20/2004        18,980,786
  19,225,000   Sheffield Receivables Corporation(c)                             1.883        11/26/2004        19,224,538
  13,595,000   Three Pillars, Inc.                                              1.810        11/10/2004        13,588,848
  15,700,000   Thunder Bay Funding, Inc.                                        1.730         11/1/2004        15,700,000
  12,789,000   Thunder Bay Funding, Inc.                                        1.815        11/17/2004        12,778,684
  12,567,000   Triple A-1 Funding Corporation                                   1.850        11/15/2004        12,557,959
   9,429,000   Triple A-1 Funding Corporation                                   1.860         12/2/2004         9,413,898
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Commercial Paper                                                            264,848,385
=========================================================================================================================

Banking - Domestic (1.9%)
-------------------------------------------------------------------------------------------------------------------------
  14,800,000   Society of New York Hospital Fund                                1.830         11/9/2004        14,793,981
   1,200,000   Stadshypotek Delaware, Inc.                                      1.650         11/9/2004         1,199,560
   2,320,000   UBS Finance Delaware, LLC                                        1.850        12/31/2004         2,312,847
-------------------------------------------------------------------------------------------------------------------------
               Total Banking - Domestic                                                                        18,306,388
=========================================================================================================================

Communications (1.2%)
-------------------------------------------------------------------------------------------------------------------------
  11,100,000   Gannett Company, Inc.                                            1.850         11/9/2004        11,095,437
-------------------------------------------------------------------------------------------------------------------------
               Total Communications                                                                            11,095,437
=========================================================================================================================

Consumer Cyclical (3.0%)
-------------------------------------------------------------------------------------------------------------------------
   5,014,000   Wal-Mart Stores, Inc.                                            1.820         11/8/2004         5,012,226
  23,200,000   Yale University                                                  1.780         11/4/2004        23,196,559
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         28,208,785
=========================================================================================================================

Consumer Non-Cyclical (1.2%)
-------------------------------------------------------------------------------------------------------------------------
  11,250,000   Louis Dreyfus Corporation                                        1.850        11/15/2004        11,241,906
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     11,241,906
=========================================================================================================================

Finance (9.6%)
-------------------------------------------------------------------------------------------------------------------------
  22,000,000   Credit Suisse First Boston, Inc.                                 1.870         12/6/2004        21,960,003
   9,580,000   Greenwich Capital Holdings, Inc.                                 1.880         11/1/2004         9,580,000
  15,000,000   Jupiter Securitization Corporation                               1.900        11/15/2004        14,988,917
  22,500,000   Jupiter Securitization Corporation                               1.900        11/22/2004        22,475,588
  22,500,000   Private Export Funding Corporation                               2.080          3/7/2005        22,336,200
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                   91,340,708
=========================================================================================================================

Industrial Other (1.8%)
-------------------------------------------------------------------------------------------------------------------------
  16,718,000   Nyala Funding, LLC                                               1.880        11/15/2004        16,705,777
-------------------------------------------------------------------------------------------------------------------------
               Total Industrial Other                                                                          16,705,777
=========================================================================================================================

Insurance (4.4%)
-------------------------------------------------------------------------------------------------------------------------
  22,500,000   Swiss RE Financial Products                                      2.120         3/21/2005        22,314,500
  15,000,000   Torchmark Corporation                                            1.840        11/10/2004        14,993,100
   4,000,000   Torchmark Corporation                                            1.870        11/16/2004         3,996,883
   1,000,000   Torchmark Corporation                                            1.880        11/17/2004           999,164
-------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                 42,303,647
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Paper                                                                         484,051,033
=========================================================================================================================
   Principal
      Amount   U.S. Government (9.5%)                                   Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   Federal Home Loan Bank                                           3.550%       11/26/2004        $1,001,172
  19,325,000   Federal Home Loan Bank                                           1.500          5/4/2005        19,324,415
  11,600,000   Federal Home Loan Bank                                           2.020          6/8/2005        11,600,000
   7,600,000   Federal Home Loan Mortgage Corporation                           3.250        11/15/2004         7,605,017
  15,200,000   Federal Home Loan Mortgage Corporation                     Zero Coupon         1/11/2005        15,161,439
  13,300,000   Federal National Mortgage Association                            7.125         2/15/2005        13,515,692
  22,250,000   Federal National Mortgage Association Discount Notes       Zero Coupon        12/13/2004        22,201,198
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           90,408,933
=========================================================================================================================

Banking - Domestic (6.8%)
-------------------------------------------------------------------------------------------------------------------------
  19,225,000   Credit Suisse First Boston, Inc.                                 2.075         1/10/2005        19,234,215
  18,500,000   Fifth Third Bancorp(e)                                           1.893        11/23/2004        18,500,000
   7,800,000   US Bank NA                                                       2.080         11/5/2004         7,800,272
  19,225,000   Wells Fargo & Company                                            1.859        11/15/2004        19,225,000
-------------------------------------------------------------------------------------------------------------------------
               Total Banking - Domestic                                                                        64,759,487
=========================================================================================================================

Brokerage (5.2%)
-------------------------------------------------------------------------------------------------------------------------
  19,325,000   Lehman Brothers Holdings, Inc.                                   1.860        11/19/2004        19,325,000
   6,340,000   Lehman Brothers Holdings, Inc.                                   2.370         1/18/2005         6,349,611
  19,400,000   Morgan Stanley and Company                                       1.919        11/15/2004        19,400,000
   4,310,000   Morgan Stanley and Company                                       1.950        11/29/2004         4,313,088
-------------------------------------------------------------------------------------------------------------------------
               Total Brokerage                                                                                 49,387,699
=========================================================================================================================

Consumer Cyclical (3.2%)
-------------------------------------------------------------------------------------------------------------------------
  30,720,000   American Honda Finance Corporation                               1.806         12/7/2004        30,737,459
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         30,737,459
=========================================================================================================================

Consumer Non-Cyclical (4.4%)
-------------------------------------------------------------------------------------------------------------------------
  19,325,000   Pfizer, Inc.                                                     1.800         11/8/2004        19,325,000
  15,460,000   Procter & Gamble Company                                         2.030         12/9/2004        15,460,000
   7,070,000   UnitedHealth Group, Inc.                                         2.310         11/9/2004         7,070,873
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     41,855,873
=========================================================================================================================

Finance (3.7%)
-------------------------------------------------------------------------------------------------------------------------
  15,380,000   American Express Credit Corporation                              1.899        11/15/2004        15,385,818
  19,325,000   American Express Credit Corporation                              2.009        11/16/2004        19,329,144
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                   34,714,962
=========================================================================================================================

Insurance (4.1%)
-------------------------------------------------------------------------------------------------------------------------
  19,325,000   Allstate Life Global Funding II                                  1.830         11/8/2004        19,325,000
  19,225,000   Allstate Life Global Funding II                                  1.879        11/15/2004        19,225,000
-------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                 38,550,000
=========================================================================================================================

U.S. Municipal (4.7%)
-------------------------------------------------------------------------------------------------------------------------
  26,900,000   Alaska State Housing Finance Corporation                         1.810         11/4/2004        26,900,000
   8,000,000   Illinois Student Assistance Commission                           1.960         11/3/2004         8,000,000
  10,000,000   Ohio State Air Quality Development Authority
               Revenue Bonds (Columbus and Southern) (Series B)                 1.830         11/3/2004        10,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Municipal                                                                            44,900,000
-------------------------------------------------------------------------------------------------------------------------
               Total Variable Rate Notes                                                                      304,905,480
-------------------------------------------------------------------------------------------------------------------------
               Total Portfolio of Investments (at amortized cost)                                            $949,365,520
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(e) Denotes investments purchased on a when-issued basis.

The accompanying notes to the financial statements are an integral part of this schedule.




Thrivent Mutual Funds
Statement of Assets and Liabilities


                                                      Technology          Partner Small           Small Cap              Small Cap
As of October 31, 2004                                   Fund            Cap Value Fund          Stock Fund             Index Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                  $56,823,992           $84,670,803          $426,808,952           $35,034,441
Investments at value                                  52,832,896            91,514,497           503,948,442            42,603,016

Cash                                                       2,377                    --                 3,952                    --
Initial margin deposit on open
futures contracts                                             --                    --                    --                36,400
Dividends and interest receivable                          9,435                33,126               136,942                20,982
Receivable for investments sold                               --                    --             8,391,654               110,685
Receivable for investment sold short                          --                    --                    --                    --
Receivable for trust shares sold                          30,017               190,874               218,102                91,488
Receivable for forward contracts                              --                    --                    --                    --
Receivable for variation margin                               --                    --                    --                    --
Total Assets                                          52,874,725            91,738,497           512,699,092            42,862,571

Liabilities
Accrued expenses                                          36,104                59,048               130,677                21,274
Payable for investments purchased                             --               131,494            10,168,467                40,632
Payable upon return of collateral
for securities loaned                                  3,260,506            11,420,126            67,727,138             7,255,477
Payable for trust shares redeemed                         52,311                71,861               204,192               144,947
Payable for forward contracts                                 --                    --                    --                    --
Open options written, at value                                --                    --                    --                    --
Payable for variation margin                                  --                    --                    --                   693
Payable to affiliate                                      48,507                 6,350               413,845                18,315
Total Liabilities                                      3,397,428            11,688,879            78,644,319             7,481,338

Net Assets
Trust capital (beneficial interest)                   84,916,476            62,334,524           340,076,863            27,669,456
Accumulated undistributed net
investment income/(loss)                                  (4,562)               44,584               (21,108)               66,367
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                (31,443,521)           10,826,816            16,859,528                65,180
Net unrealized appreciation/(depreciation) on:
Investments                                           (3,991,096)            6,843,694            77,139,490             7,568,575
Written option contracts                                      --                    --                    --                    --
Futures contracts                                             --                    --                    --                11,655
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --
Total Net Assets                                     $49,477,297           $80,049,618          $434,054,773           $35,381,233

Class A share capital                                $42,507,383           $61,367,070          $397,346,936           $35,381,233
Shares of beneficial interest
outstanding (Class A)                                 12,962,221             4,300,469            24,250,147             2,801,558
Net asset value per share                                  $3.28                $14.27                $16.39                $12.63
Maximum public offering price                              $3.47                $15.10                $17.34                $13.37

Class B share capital                                 $4,012,190            $5,357,810           $25,117,585                   N/A
Shares of beneficial interest
outstanding (Class B)                                  1,269,090               385,894             1,662,151                   N/A
Net asset value per share                                  $3.16                $13.88                $15.11                   N/A

Institutional Class share capital                     $2,957,724           $13,324,738           $11,590,252                   N/A
Shares of beneficial interest outstanding
(Institutional Class)                                    865,663               908,600               673,399                   N/A
Net asset value per share                                  $3.42                $14.67                $17.21                   N/A

a) Includes foreign currency holdings of $293,790.

b) Premium received on written options $629.

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Assets and Liabilities - continued


                                                       Mid Cap               Mid Cap               Mid Cap               Mid Cap
As of October 31, 2004                               Growth Fund           Stock Fund            Index Fund           Index Fund-I
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                 $318,288,693          $910,559,026           $48,672,621           $14,659,721
Investments at value                                 340,136,764         1,011,171,322            55,267,965            18,555,156

Cash                                                          --                 2,879                    --                    --
Initial margin deposit on open
futures contracts                                             --                    --                47,600                33,600
Dividends and interest receivable                         57,332               386,457                30,352                10,245
Receivable for investments sold                        7,576,147             4,042,408                    --                    --
Receivable for investment sold short                          --                    --                    --                    --
Receivable for trust shares sold                          88,189               160,991                43,903                26,693
Receivable for forward contracts                              --                    --                    --                    --
Receivable for variation margin                               --                    --                 3,910                 2,917
Total Assets                                         347,858,432         1,015,764,057            55,393,730            18,628,611

Liabilities
Accrued expenses                                         156,760               174,203                20,076                 2,389
Payable for investments purchased                      8,061,360             7,624,882                24,290                10,410
Payable upon return of collateral
for securities loaned                                 33,381,685           140,867,093             6,004,076             1,307,937
Payable for trust shares redeemed                        201,693               628,787               104,357                    --
Payable for forward contracts                                 --                    --                    --                    --
Open options written, at value                                --                    --                    --                    --
Payable for variation margin                                  --                    --                    --                    --
Payable to affiliate                                     215,740               786,624                39,283                 3,784
Total Liabilities                                     42,017,238           150,081,589             6,192,082             1,324,520

Net Assets
Trust capital (beneficial interest)                  350,562,533           794,641,897            42,889,031            13,201,698
Accumulated undistributed net
investment income/(loss)                                  (9,401)              (41,776)               50,941               115,724
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                (66,560,009)          (29,529,949)             (347,803)               76,066
Net unrealized appreciation/(depreciation) on:
Investments                                           21,848,071           100,612,296             6,595,344             3,895,435
Written option contracts                                      --                    --                    --                    --
Futures contracts                                             --                    --                14,135                15,168
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --
Total Net Assets                                    $305,841,194          $865,682,468           $49,201,648           $17,304,091

Class A share capital                               $250,728,376          $808,837,101           $49,201,648                   N/A
Shares of beneficial interest
outstanding (Class A)                                 19,661,933            54,889,159             4,149,086                   N/A
Net asset value per share                                 $12.75                $14.74                $11.86                   N/A
Maximum public offering price                             $13.49                $15.60                $12.55                   N/A

Class B share capital                                $44,997,626           $26,995,422                   N/A                   N/A
Shares of beneficial interest
outstanding (Class B)                                  3,735,047             2,011,995                   N/A                   N/A
Net asset value per share                                 $12.05                $13.42                   N/A                   N/A

Institutional Class share capital                    $10,115,192           $29,849,945                   N/A           $17,304,091
Shares of beneficial interest outstanding
(Institutional Class)                                    755,378             1,951,189                   N/A             1,459,695
Net asset value per share                                 $13.39                $15.30                   N/A                $11.85

a) Includes foreign currency holdings of $293,790.

b) Premium received on written options $629.

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Assets and Liabilities - continued


                                               Partner International        Large Cap
As of October 31, 2004                               Stock Fund            Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                 $310,709,916          $108,477,945
Investments at value                                 324,404,102           111,282,903

Cash                                                     302,254(a)                 --
Initial margin deposit on open
futures contracts                                             --                    --
Dividends and interest receivable                        544,651                58,449
Receivable for investments sold                           62,064             1,363,574
Receivable for investment sold short                          --                   629
Receivable for trust shares sold                         124,201               278,007
Receivable for forward contracts                          71,049                    --
Receivable for variation margin                               --                    --
Total Assets                                         325,508,321           112,983,562

Liabilities
Accrued expenses                                         216,016                54,606
Payable for investments purchased                        372,104               937,489
Payable upon return of collateral
for securities loaned                                 47,979,089             1,654,134
Payable for trust shares redeemed                        366,856                99,835
Payable for forward contracts                             71,016                    --
Open options written, at value                                --                   847(b)
Payable for variation margin                                  --                    --
Payable to affiliate                                     152,288                36,775
Total Liabilities                                     49,157,369             2,783,686

Net Assets
Trust capital (beneficial interest)                  343,234,076           139,259,087
Accumulated undistributed net
investment income/(loss)                                (367,454)               (6,038)
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                (80,233,128)          (31,857,913)
Net unrealized appreciation/(depreciation) on:
Investments                                           13,694,186             2,804,958
Written option contracts                                      --                  (218)
Futures contracts                                             --                    --
Foreign currency forward contracts                            32                    --
Foreign currency transactions                             23,240                    --
Total Net Assets                                    $276,350,952          $110,199,876

Class A share capital                               $243,742,665           $83,603,933
Shares of beneficial interest
outstanding (Class A)                                 26,772,878            18,793,892
Net asset value per share                                  $9.10                 $4.45
Maximum public offering price                              $9.63                 $4.71

Class B share capital                                $19,498,352           $17,661,203
Shares of beneficial interest
outstanding (Class B)                                  2,201,054             4,151,151
Net asset value per share                                  $8.86                 $4.25

Institutional Class share capital                    $13,109,935            $8,934,740
Shares of beneficial interest outstanding
(Institutional Class)                                  1,421,064             1,906,173
Net asset value per share                                  $9.23                 $4.69

a) Includes foreign currency holdings of $293,790.

b) Premium received on written options $629.

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Assets and Liabilities - continued

                                                      Large Cap            Large Cap              Large Cap             Large Cap
As of October 31, 2004                               Value Fund           Stock Fund             Index Fund           Index Fund-I
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                 $295,591,791        $3,107,591,539           $79,418,277           $29,791,582
Investments at value                                 333,065,079         3,694,171,449            77,054,127            29,724,531

Cash                                                          --                12,168                    --                    --
Initial margin deposit on open
futures contracts                                             --                    --               134,400                22,400
Dividends and interest receivable                        442,544             4,231,022                96,182                38,162
Receivable for investments sold                        4,639,569            16,503,856                    --                    --
Receivable for trust shares sold                         376,983               415,264               121,435                    --
Receivable for variation margin                               --                    --                 5,670                   789
Total Assets                                         338,524,175         3,715,333,759            77,411,814            29,785,882

Liabilities
Distributions payable                                         --                    --                    --                    --
Accrued expenses                                          56,918               710,959                23,995                 2,849
Payable for investments purchased                      3,172,132                 7,829                45,810                18,324
Payable upon return of collateral
for securities loaned                                  5,836,231            38,888,518               821,763               322,973
Payable for trust shares redeemed                        138,794             2,652,420               144,558                 3,543
Payable for variation margin                                  --                    --                    --                    --
Payable to affiliate                                     251,582             2,718,727                33,451                 6,659
Mortgage dollar roll deferred revenue                         --                    --                    --                    --
Total Liabilities                                      9,455,657            44,978,453             1,069,578               354,348

Net Assets
Trust capital (beneficial interest)                  311,731,712         3,329,280,526            79,582,413            34,484,776
Accumulated undistributed net
investment income/(loss)                                 864,249             2,589,850               367,073               283,726
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                (21,000,731)         (248,094,980)           (1,272,718)           (5,276,100)
Net unrealized appreciation/(depreciation) on:
Investments                                           37,473,288           586,579,910            (2,364,150)              (67,051)
Futures contracts                                             --                    --                29,619                 6,183
Total Net Assets                                    $329,068,518        $3,670,355,306           $76,342,236           $29,431,534

Class A share capital                               $290,012,709        $3,435,077,218           $76,342,236                   N/A
Shares of beneficial interest
outstanding (Class A)                                 22,061,119           143,571,707             9,809,625                   N/A
Net asset value per share                                 $13.15                $23.93                 $7.78                   N/A
Maximum public offering price                             $13.92                $25.32                 $8.23                   N/A

Class B share capital                                $19,253,660          $122,932,989                   N/A                   N/A
Shares of beneficial interest
outstanding (Class B)                                  1,477,944             5,534,193                   N/A                   N/A
Net asset value per share                                 $13.03                $22.21                   N/A                   N/A

Institutional Class share capital                    $19,802,149          $112,345,099                   N/A           $29,431,534
Shares of beneficial interest outstanding
(Institutional Class)                                  1,499,693             4,670,266                   N/A             3,795,010
Net asset value per share                                 $13.20                $24.06                   N/A                 $7.76


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Assets and Liabilities - continued


                                                      Balanced             High Yield           Partner High           Municipal
As of October 31, 2004                                  Fund                  Fund               Yield Fund            Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                 $461,121,492          $696,873,161          $164,042,009        $1,168,027,136
Investments at value                                 464,931,329           731,471,445           171,464,598         1,287,064,142

Cash                                                       1,225                    --                    --                 2,548
Initial margin deposit on open
futures contracts                                             --                    --                    --                    --
Dividends and interest receivable                      1,517,880            13,243,275             3,073,427            18,960,785
Receivable for investments sold                        6,946,885            10,494,580             1,598,233             2,908,558
Receivable for trust shares sold                          60,512               408,392               426,292               726,781
Receivable for variation margin                               --                    --                    --                    --
Total Assets                                         473,457,831           755,617,692           176,562,550         1,309,662,814

Liabilities
Distributions payable                                         --             1,135,035               253,708               894,485
Accrued expenses                                          37,339                70,368                23,331               141,232
Payable for investments purchased                     32,789,368            10,387,014             2,358,165             4,013,437
Payable upon return of collateral
for securities loaned                                 35,257,479            97,061,084            24,751,163                    --
Payable for trust shares redeemed                        501,150               301,768                26,794               404,140
Payable for variation margin                                  --                    --                    --               118,750
Payable to affiliate                                     297,462               423,401               102,646               814,718
Mortgage dollar roll deferred revenue                     30,776                    --                    --                    --
Total Liabilities                                     68,913,574           109,378,670            27,515,807             6,386,762

Net Assets
Trust capital (beneficial interest)                  394,679,930         1,109,165,887           207,261,764         1,197,189,907
Accumulated undistributed net
investment income/(loss)                                 559,555               626,962               359,967               287,854
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                  5,494,935          (498,152,111)          (65,997,577)          (12,636,579)
Net unrealized appreciation/(depreciation) on:
Investments                                            3,809,837            34,598,284             7,422,589           119,037,006
Futures contracts                                             --                    --                    --              (602,136)
Total Net Assets                                    $404,544,257          $646,239,022          $149,046,743        $1,303,276,052

Class A share capital                               $278,463,455          $603,087,934          $138,870,437        $1,264,115,462
Shares of beneficial interest
outstanding (Class A)                                 23,580,186           115,153,424            20,681,390           109,396,690
Net asset value per share                                 $11.81                 $5.24                 $6.71                $11.56
Maximum public offering price                             $12.50                 $5.49                 $7.03                $12.10

Class B share capital                                $17,608,337           $33,080,071            $5,870,233           $34,044,463
Shares of beneficial interest
outstanding (Class B)                                  1,497,897             6,318,898               874,178             2,947,341
Net asset value per share                                 $11.76                 $5.24                 $6.72                $11.55

Institutional Class share capital                   $108,472,465           $10,071,017            $4,306,073            $5,116,127
Shares of beneficial interest outstanding
(Institutional Class)                                  9,193,632             1,921,499               641,521               442,795
Net asset value per share                                 $11.80                 $5.24                 $6.71                $11.55


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Assets and Liabilities - continued


                                                       Income              Core Bond
As of October 31, 2004                                  Fund                  Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                 $770,187,308          $635,523,469
Investments at value                                 789,025,269           646,273,209

Cash                                                       9,319                 6,056
Initial margin deposit on open
futures contracts                                             --                    --
Dividends and interest receivable                      7,026,113             4,558,300
Receivable for investments sold                       12,396,713             3,078,275
Receivable for trust shares sold                         202,492               572,933
Receivable for variation margin                               --                    --
Total Assets                                         808,659,906           654,488,773

Liabilities
Distributions payable                                    380,711               216,381
Accrued expenses                                          59,650                55,867
Payable for investments purchased                     59,790,905            97,550,809
Payable upon return of collateral
for securities loaned                                118,054,151            48,968,408
Payable for trust shares redeemed                        330,446               516,609
Payable for variation margin                                  --                    --
Payable to affiliate                                     378,118               348,802
Mortgage dollar roll deferred revenue                     53,983               112,912
Total Liabilities                                    179,047,964           147,769,788

Net Assets
Trust capital (beneficial interest)                  641,531,448           499,324,810
Accumulated undistributed net
investment income/(loss)                                 171,943               208,215
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                (30,929,410)           (3,563,780)
Net unrealized appreciation/(depreciation) on:
Investments                                           18,837,961            10,749,740
Futures contracts                                             --                    --
Total Net Assets                                    $629,611,942          $506,718,985

Class A share capital                               $575,247,987          $457,074,284
Shares of beneficial interest
outstanding (Class A)                                 64,920,484            44,520,675
Net asset value per share                                  $8.86                $10.27
Maximum public offering price                              $9.28                $10.75

Class B share capital                                $25,391,951           $13,299,080
Shares of beneficial interest
outstanding (Class B)                                  2,872,175             1,294,801
Net asset value per share                                  $8.84                $10.27

Institutional Class share capital                    $28,972,004           $36,345,621
Shares of beneficial interest outstanding
(Institutional Class)                                  3,272,287             3,538,965
Net asset value per share                                  $8.85                $10.27


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Assets and Liabilities - continued

                                                      Bond Index        Limited Maturity         Money Market
As of October 31, 2004                                  Fund-I              Bond Fund                Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                  $40,565,886          $159,204,024          $949,365,520
Investments at value                                  41,280,683           160,340,331           949,365,520

Cash                                                       2,226                   289               127,913
Dividends and interest receivable                        258,192               952,117             1,435,770
Prepaid expenses                                              --                    --                    --
Receivable for investments sold                               --             4,615,607                    --
Receivable for trust shares sold                          10,930               640,310             8,002,728
Receivable from affiliate                                     --                    --                    --
Total Assets                                          41,552,031           166,548,654           958,931,931

Liabilities
Distributions payable                                      5,416                25,328                20,371
Accrued expenses                                           3,937                16,157               216,785
Payable for investments purchased                      7,046,164            17,042,759            18,504,030
Payable upon return of collateral
for securities loaned                                  6,993,882            17,952,473                    --
Payable for trust shares redeemed                             --                88,287             4,340,309
Payable to affiliate                                       6,073                73,649               477,657
Mortgage dollar roll deferred revenue                      7,386                12,441                    --
Total Liabilities                                     14,062,858            35,211,094            23,559,152

Net Assets
Trust capital (beneficial interest)                   27,142,614           129,916,939           935,332,536
Accumulated undistributed net
investment income/(loss)                                  25,046                37,261                40,243
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                   (393,284)              247,053                    --
Net unrealized appreciation/(depreciation) on:
Investments                                              714,797             1,136,307                    --
Total Net Assets                                     $27,489,173          $131,337,560          $935,372,779

Class A share capital                                        N/A          $119,447,943          $686,835,953
Shares of beneficial interest
outstanding (Class A)                                        N/A             9,250,440           686,805,213
Net asset value per share                                    N/A                $12.91                 $1.00
Maximum public offering price                                N/A                $12.91                 $1.00

Class B share capital                                        N/A            $2,114,788            $2,869,213
Shares of beneficial interest
outstanding (Class B)                                        N/A               163,633             2,869,083
Net asset value per share                                    N/A                $12.92                 $1.00

Institutional Class share capital                    $27,489,173            $9,774,829          $245,667,613
Shares of beneficial interest outstanding
(Institutional Class)                                  2,685,485               757,114           245,649,251
Net asset value per share                                 $10.24                $12.91                 $1.00


The accompanying notes to the financial statements are an integral part of this statement.




Thrivent Mutual Funds
Statement of Operations


                                                        Technology          Partner Small           Small Cap
For the period ended October 31, 2004                      Fund            Cap Value Fund          Stock Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                $88,599              $415,602            $1,697,489
Taxable interest                                           2,539                 1,777                47,001
Income from securities loaned                              3,883                 7,683                65,306
Foreign dividend tax withholding                          (3,257)                 (157)               (5,182)
Total Investment Income                                   91,764               424,905             1,804,614

Expenses
Adviser fees                                             181,187                64,803             1,408,350
Subadviser fees                                               --               184,549                    --
Accounting and pricing fees                               11,064                11,101                23,492
Administrative service fees                                4,832                 7,124                41,783
Audit and legal fees                                      15,757                15,754                17,998
Custody fees                                               2,475                 5,750                16,825
Distribution expense Class A                              51,878                68,236               477,408
Distribution expense Class B                              19,716                26,162               123,895
Printing and postage expense Class A                      66,167                34,084               241,195
Printing and postage expense Class B                       8,543                 5,153                23,258
Printing and postage expense
Institutional Class                                           26                    60                   153
SEC and state registration expense                        23,639                27,080                26,942
Shareholder maintenance fees Class A                          --                    --                    --
Shareholder maintenance fees Class B                          --                    --                    --
Shareholder maintenance fees
Institutional Class                                           --                    --                    --
Transfer agent fees Class A                              132,830                90,978               502,012
Transfer agent fees Class B                               17,731                13,146                59,326
Transfer agent fees Institutional Class                       71                    69                   274
Trustees' fees and insurance expenses                      3,845                 4,067                11,875
Other expenses, net                                        1,941                 1,942                 1,871
Total Expenses Before Reimbursement                      541,702               560,058             2,976,657

Less:
Reimbursement from adviser                              (128,740)             (181,168)              (32,945)
Fees paid indirectly                                         (49)                   (6)                   --
Total Net Expenses                                       412,913               378,884             2,943,712

Net Investment Income/(Loss)                            (321,149)               46,021            (1,139,098)

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                             (700,853)           11,568,791            18,480,995
Written option contracts                                      --                    --                    --
Futures contracts                                             --                    --                    --
Foreign currency transactions                                 --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                            2,256,689            (6,157,476)            6,630,233
Written option contracts                                      --                    --                    --
Futures contracts                                             --                    --                    --
Foreign currency forward contracts                            --                    --                    --
Foreign currency transactions                                 --                    --                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                  1,555,836             5,411,315            25,111,228

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                       $1,234,687            $5,457,336           $23,972,130


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Operations - continued

                                                        Small Cap             Mid Cap               Mid Cap               Mid Cap
For the period ended October 31, 2004                  Index Fund           Growth Fund           Stock Fund            Index Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                               $223,463              $717,692            $3,778,639              $261,487
Taxable interest                                             221                52,940               124,076                    --
Tax exempt interest                                           --                    --                    --                    --
Income from mortgage dollar rolls                             --                    --                    --                    --
Income from securities loaned                              8,185                57,637               104,440                 3,665
Foreign dividend tax withholding                             (66)               (1,042)              (15,478)                   --
Total Investment Income                                  231,803               827,227             3,991,677               265,152

Expenses
Adviser fees                                              42,321               854,879             2,811,970                57,180
Subadviser fees                                               --                    --                    --                    --
Accounting and pricing fees                               11,057                38,794                39,355                11,802
Administrative service fees                                3,386                40,565                84,971                 4,574
Audit and legal fees                                      15,937                17,699                21,207                15,953
Custody fees                                              16,797                24,259                11,730                10,810
Distribution expense Class A                              42,004               175,670               992,663                56,775
Distribution expense Class B                               1,185               327,083               133,644                 1,506
Printing and postage expense Class A                      25,279               278,901               326,815                27,873
Printing and postage expense Class B                          25                95,327                20,679                    34
Printing and postage expense
Institutional Class                                           --                 8,257                   155                    --
SEC and state registration expense                        13,055                44,203                29,531                13,903
Shareholder maintenance fees Class A                          --               210,501                    --                    --
Shareholder maintenance fees Class B                          --                66,143                    --                    --
Shareholder maintenance fees
Institutional Class                                           --                 9,342                    --                    --
Transfer agent fees Class A                               57,059               648,710               825,427                75,654
Transfer agent fees Class B                                  483               222,299                65,960                   689
Transfer agent fees Institutional Class                       --                 1,154                   289                    --
Trustees' fees and insurance expenses                      3,531                15,256                20,222                 3,704
Other expenses, net                                        1,624                 2,091                 2,968                 1,900
Total Expenses Before Reimbursement                      233,743             3,081,133             5,387,586               282,357

Less:
Reimbursement from adviser                               (71,221)              (16,964)              (32,366)              (71,430)
Fees paid indirectly                                        (136)                 (128)                 (125)                 (160)
Total Net Expenses                                       162,386             3,064,041             5,355,095               210,767

Net Investment Income/(Loss)                              69,417            (2,236,814)           (1,363,418)               54,385

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                              180,649            19,790,800            21,612,698             1,353,353
Written option contracts                                      --                    --                    --                    --
Futures contracts                                        (28,682)                   --                    --               (58,153)
Foreign currency transactions                                 --                    --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                            2,155,228            (4,373,665)           25,354,479               156,219
Futures contracts                                         83,020                    --                    --                91,365
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                  2,390,215            15,417,135            46,967,177             1,542,784

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                       $2,459,632           $13,180,321           $45,603,759            $1,597,169


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Operations - continued

                                                        Mid Cap       Partner International        Large Cap             Large Cap
For the period ended October 31, 2004                Index Fund-I            Stock Fund           Growth Fund            Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                               $115,968            $3,058,491              $551,056            $2,405,119
Taxable interest                                             165                29,772                 9,000                11,354
Tax exempt interest                                           --                    --                    --                    --
Income from mortgage dollar rolls                             --                    --                    --                    --
Income from securities loaned                              1,233                83,980                 4,916                 5,993
Foreign dividend tax withholding                              --              (358,674)               (1,446)               (3,654)
Total Investment Income                                  117,366             2,813,569               563,526             2,418,812

Expenses
Adviser fees                                              24,332               328,843               376,750               550,642
Subadviser fees                                               --               660,221                    --                    --
Accounting and pricing fees                               10,171                70,474                26,468                29,243
Administrative service fees                                1,947                27,767                13,104                25,199
Audit and legal fees                                      15,753                25,395                25,060                25,312
Custody fees                                              10,077               121,324                33,528                10,357
Distribution expense Class A                                  --               170,247                56,805               206,088
Distribution expense Class B                                  --               115,995               113,828               111,178
Printing and postage expense Class A                          --               126,847                68,196                46,904
Printing and postage expense Class B                          --                26,562                29,417                18,118
Printing and postage expense
Institutional Class                                          120                 8,278                 4,022                 1,762
SEC and state registration expense                         5,979                38,204                 8,567                19,746
Shareholder maintenance fees Class A                          --               115,396                57,574                57,459
Shareholder maintenance fees Class B                          --                20,001                21,346                18,603
Shareholder maintenance fees
Institutional Class                                           --                10,867                 5,560                 3,350
Transfer agent fees Class A                                   --               490,101               238,524               277,809
Transfer agent fees Class B                                   --                83,512                87,089                66,629
Transfer agent fees Institutional Class                      238                   425                   343                   302
Trustees' fees and insurance expenses                      3,228                13,130                 9,197                12,446
Other expenses, net                                        1,628                  (314)                1,029                   177
Total Expenses Before Reimbursement                       73,473             2,453,275             1,176,407             1,481,324

Less:
Reimbursement from adviser                                  (653)              (12,602)             (772,892)             (314,134)
Fees paid indirectly                                         (32)                  (69)                   (8)                  (16)
Total Net Expenses                                        72,788             2,440,604               403,507             1,167,174

Net Investment Income/(Loss)                              44,578               372,965               160,019             1,251,638

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                              677,677            13,990,559             5,125,171             9,791,413
Written option contracts                                      --                    --                (1,234)                   --
Futures contracts                                        (84,037)                   --                    --                    --
Foreign currency transactions                                 --              (301,535)                   --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                             (102,653)           15,758,984               915,659            34,221,215
Futures contracts                                         62,055                    --                  (254)                   --
Foreign currency forward contracts                            --                    32                    --                    --
Foreign currency transactions                                 --                24,368                    --                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                    553,042            29,472,408             6,039,342            44,012,628

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                         $597,620           $29,845,373            $6,199,361           $45,264,266


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Operations - continued

                                                       Large Cap              Large Cap
For the period ended October 31, 2004                 Stock Fund             Index Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                            $23,387,081              $581,064
Taxable interest                                         675,245                 1,443
Tax exempt interest                                           --                    --
Income from mortgage dollar rolls                             --                    --
Income from securities loaned                             47,040                   451
Foreign dividend tax withholding                        (101,440)                   --
Total Investment Income                               24,007,926               582,958

Expenses
Adviser fees                                           8,782,658                84,594
Subadviser fees                                               --                    --
Accounting and pricing fees                              135,046                12,709
Administrative service fees                              336,741                 6,768
Audit and legal fees                                      36,531                15,945
Custody fees                                              26,622                23,611
Distribution expense Class A                           3,954,147                84,074
Distribution expense Class B                             519,315                 1,911
Printing and postage expense Class A                     962,140                27,723
Printing and postage expense Class B                      99,828                    38
Printing and postage expense
Institutional Class                                           63                    --
SEC and state registration expense                       157,456                18,478
Shareholder maintenance fees Class A                          --                    --
Shareholder maintenance fees Class B                          --                    --
Shareholder maintenance fees
Institutional Class                                           --                    --
Transfer agent fees Class A                            2,249,262                85,452
Transfer agent fees Class B                              245,679                   731
Transfer agent fees Institutional Class                      730                    --
Trustees' fees and insurance expenses                     82,086                 4,026
Other expenses, net                                         (527)                1,897
Total Expenses Before Reimbursement                   17,587,777               367,957

Less:
Reimbursement from adviser                              (152,062)             (173,937)
Fees paid indirectly                                        (916)                  (64)
Total Net Expenses                                    17,434,799               193,956

Net Investment Income/(Loss)                           6,573,127               389,002

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                          286,553,358               492,596
Written option contracts                                      --                    --
Futures contracts                                             --                19,391
Foreign currency transactions                                 --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                         (236,804,674)              904,766
Futures contracts                                             --                54,931
Foreign currency forward contracts                            --                    --
Foreign currency transactions                                 --                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                 49,748,684             1,471,684

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                      $56,321,811            $1,860,686


The accompanying notes to the financial statements are an integral part of this statement.



Thrivent Mutual Funds
Statement of Operations - continued


                                                        Large Cap             Balanced            High Yield           Partner High
For the period ended October 31, 2004                 Index Fund-I              Fund                  Fund              Yield Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                               $256,279            $1,775,525            $1,602,866               $76,874
Taxable interest                                              --             2,784,036            53,226,193             5,645,005
Tax exempt interest                                           --                    --                    --                    --
Income from mortgage dollar rolls                             --               604,609                    --                    --
Income from securities loaned                                266                20,827               146,356                20,568
Foreign dividend tax withholding                              --                (1,965)                   --                    --
Total Investment Income                                  256,545             5,183,032            54,975,415             5,742,447

Expenses
Adviser fees                                              36,898             1,110,245             2,462,532               370,037
Subadviser fees                                               --                    --                    --                30,137
Accounting and pricing fees                               10,580                29,495                89,191                24,753
Administrative service fees                                2,952                40,373               126,430                14,552
Audit and legal fees                                      15,748                18,189                28,051                14,598
Custody fees                                               5,356                16,225                16,945                 3,444
Distribution expense Class A                                  --               346,001               430,350               169,660
Distribution expense Class B                                  --                90,442               284,899                29,537
Printing and postage expense Class A                          --                72,559               262,098                33,019
Printing and postage expense Class B                          --                 9,285                21,490                 2,874
Printing and postage expense
Institutional Class                                           82                    68                 3,048                   109
SEC and state registration expense                         3,971                19,052                55,898                19,835
Shareholder maintenance fees Class A                          --                    --             1,037,712                    --
Shareholder maintenance fees Class B                          --                    --                62,643                    --
Shareholder maintenance fees
Institutional Class                                           --                    --                10,910                    --
Transfer agent fees Class A                                   --               228,865               921,878               117,097
Transfer agent fees Class B                                   --                29,199                79,600                10,413
Transfer agent fees Institutional Class                      171                   143                 1,520                   159
Trustees' fees and insurance expenses                      3,383                12,032                33,246                 6,142
Other expenses, net                                        1,683                 2,165                    73                 1,126
Total Expenses Before Reimbursement                       80,825             2,024,338             5,928,514               847,492

Less:
Reimbursement from adviser                                  (895)              (29,513)              (39,178)              (47,629)
Fees paid indirectly                                         (25)                 (168)               (1,976)                 (244)
Total Net Expenses                                        79,904             1,994,657             5,887,360               799,619

Net Investment Income/(Loss)                             176,641             3,188,375            49,088,055             4,942,828

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                              245,771            15,642,140           (11,835,388)             (149,174)
Written option contracts                                      --                    --                    --                    --
Futures contracts                                        (29,293)                   --                    --                    --
Foreign currency transactions                                 --                    --                   191                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              358,709            (9,983,878)           31,248,076             4,209,626
Futures contracts                                         20,698                    --                    --                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                    595,885             5,658,262            19,412,878             4,060,452

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                         $772,526            $8,846,637           $68,500,934            $9,003,280


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Operations - continued

                                                       Municipal               Income              Core Bond            Bond Index
For the period ended October 31, 2004                  Bond Fund                Fund                  Fund                Fund-I
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                    $--              $155,901               $70,738                $6,387
Taxable interest                                         151,350            29,199,669             9,716,335               555,577
Tax exempt interest                                   44,498,086                    --                    --                    --
Income from mortgage dollar rolls                             --             1,794,795             2,212,188               151,081
Income from securities loaned                                 --               126,152                40,506                 3,211
Foreign dividend tax withholding                              --                    --                    --                    --
Total Investment Income                               44,649,436            31,276,517            12,039,767               716,256

Expenses
Adviser fees                                           3,058,436             2,219,049             1,139,115                39,673
Subadviser fees                                               --                    --                    --                    --
Accounting and pricing fees                              117,990                78,756                33,392                14,607
Administrative service fees                              169,734               128,865                50,649                 3,174
Audit and legal fees                                      35,257                29,124                19,645                16,031
Custody fees                                              14,681                22,900                 9,051                 5,425
Distribution expense Class A                             919,235               418,896               571,906                    --
Distribution expense Class B                             225,369               225,379                67,155                    --
Printing and postage expense Class A                     139,953               220,122                80,526                    --
Printing and postage expense Class B                       6,926                16,753                 5,564                    --
Printing and postage expense
Institutional Class                                          354                 6,095                   297                    80
SEC and state registration expense                        80,493                51,994                26,093                 4,122
Shareholder maintenance fees Class A                   1,127,344             1,053,484                    --                    --
Shareholder maintenance fees Class B                      41,464                50,079                    --                    --
Shareholder maintenance fees
Institutional Class                                        2,745                28,749                    --                    --
Transfer agent fees Class A                              421,747               794,191               303,347                    --
Transfer agent fees Class B                               19,589                61,631                22,028                    --
Transfer agent fees Institutional Class                      418                 2,244                   496                   234
Trustees' fees and insurance expenses                     43,510                35,493                14,406                 3,552
Other expenses, net                                          157                  (714)                1,463                   953
Total Expenses Before Reimbursement                    6,425,402             5,443,090             2,345,133                87,853

Less:
Reimbursement from adviser                               (15,905)              (65,279)              (30,710)               (1,843)
Fees paid indirectly                                        (467)                 (119)                 (149)                  (60)
Total Net Expenses                                     6,409,030             5,377,692             2,314,274                85,948

Net Investment Income/(Loss)                          38,240,406            25,898,825             9,725,493               630,308

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                            2,623,814            12,124,623              (356,071)              (50,717)
Written option contracts                                      --                21,701                    --                    --
Futures contracts                                     (1,917,486)           (3,338,468)                   --                    --
Foreign currency transactions                                 --                    --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           54,200,778              (670,321)            7,999,604               345,924
Futures contracts                                       (602,136)              941,051                    --                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                 54,304,970             9,078,586             7,643,533               295,207

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                      $92,545,376           $34,977,411           $17,369,026              $925,515


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Operations - continued

                                                    Limited Maturity         Money Market
For the period ended October 31, 2004                   Bond Fund                Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                $18,879                $7,308
Taxable interest                                       3,729,657             4,769,327
Tax exempt interest                                       57,990               294,184
Income from mortgage dollar rolls                        403,167                    --
Income from securities loaned                             21,124                    --
Foreign dividend tax withholding                              --                    --
Total Investment Income                                4,230,817             5,070,819

Expenses
Adviser fees                                             366,129             1,549,772
Subadviser fees                                               --                    --
Accounting and pricing fees                               37,048                36,509
Administrative service fees                               24,409                67,158
Audit and legal fees                                      20,727                12,679
Custody fees                                              11,234                 6,263
Distribution expense Class A                              82,891               325,784
Distribution expense Class B                               1,470                10,280
Printing and postage expense Class A                      44,965               332,415
Printing and postage expense Class B                       1,853                 1,607
Printing and postage expense
Institutional Class                                        3,771                 9,567
SEC and state registration expense                        43,866                45,154
Shareholder maintenance fees Class A                     177,468                    --
Shareholder maintenance fees Class B                      10,231                    --
Shareholder maintenance fees
Institutional Class                                       15,467                    --
Transfer agent fees Class A                              178,697               604,240
Transfer agent fees Class B                                8,388                 4,964
Transfer agent fees Institutional Class                      627                   755
Trustees' fees and insurance expenses                     10,882                18,917
Other expenses, net                                          798                (1,710)
Total Expenses Before Reimbursement                    1,040,921             3,024,354

Less:
Reimbursement from adviser                              (160,847)             (330,066)
Fees paid indirectly                                        (255)                 (126)
Total Net Expenses                                       879,820             2,694,162

Net Investment Income/(Loss)                           3,350,998             2,376,657

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                              637,481                    --
Written option contracts                                  (8,955)                   --
Futures contracts                                       (396,237)                   --
Foreign currency transactions                                 --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                             (602,983)                   --
Futures contracts                                             --                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                   (370,694)                   --

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                       $2,980,304            $2,376,657


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Operations - continued

                                                       Technology        Partner Small Cap        Small Cap              Small Cap
For the year ended April 30, 2004                         Fund               Value Fund           Stock Fund             Index Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                               $146,021              $435,867            $2,376,953              $278,483
Taxable interest                                           6,341                 2,761                76,736                    --
Income from securities loaned                              6,196                 9,280                61,966                 7,950
Foreign dividend tax witholding                           (1,822)               (1,140)               (4,312)                 (136)
Total Investment Income                                  156,736               446,768             2,511,343               286,297

Expenses
Adviser fees                                             343,997               361,257             2,544,598                78,823
Subadviser fees                                               --                    --                    --                    --
Accounting and pricing fees                               28,548                30,053                58,588                30,575
Administrative service fees                                3,445                 4,207                27,951                 2,480
Audit and legal fees                                      16,435                16,388                16,575                15,860
Custody fees                                              11,991                38,837                43,056                20,570
Distribution expense Class A                              98,728               100,096               855,598                70,739
Distribution expense Class B                              35,255                44,075               244,761                32,336
Printing and postage expense Class A                     118,112                73,661               449,427                37,479
Printing and postage expense Class B                      15,419                 9,882                53,540                 6,170
Printing and postage expense
Institutional Class                                           47                    43                   218                    --
SEC and state registration expense                        50,422                78,753                58,534                32,447
Shareholder maintenance fees Class A                      61,865                36,878               239,576                18,566
Shareholder maintenance fees Class B                       7,987                 5,011                28,842                 3,175
Shareholder maintenance fees
Institutional Class                                           25                    22                    88                    --
Transfer agent fees Class A                              184,773               109,487               715,692                55,149
Transfer agent fees Class B                               23,889                14,860                88,661                 9,402
Transfer agent fees Institutional Class                       60                    57                   278                    --
Trustees' fees and insurance expenses                      5,639                 5,362                14,394                 5,024
Other expenses                                             6,323                 5,863                 9,781                 5,187
Total Expenses Before Reimbursement                    1,012,960               934,792             5,450,158               423,982

Less:
Reimbursement from adviser                              (382,530)             (270,371)              (60,648)              (67,245)
Fees paid indirectly                                         (76)                  (82)                 (117)                  (29)
Net Investment Income/(Loss)                            (473,618)             (217,571)           (2,878,050)              (70,411)

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                             (122,595)            6,913,295            57,134,227             1,339,184
Written option contracts                                      --                    --                    --                    --
Futures contracts                                             --                    --                    --               275,314
Foreign currency transactions                                 --                    --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           10,037,498            10,278,285            68,283,187             7,581,438
Written option contracts                                      --                    --                    --                    --
Futures contracts                                             --                    --                    --               (71,365)
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --

Net Realized and Unrealized Gains on
Investments and Foreign
Currency Transactions                                  9,914,903            17,191,580           125,417,414             9,124,571

Net Increase in Net Assets Resulting
From Operations                                       $9,441,285           $16,974,009          $122,539,364            $9,054,160


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Operations - continued

                                                          Mid Cap               Mid Cap               Mid Cap             Large Cap
For the year ended April 30, 2004                      Stock Fund            Index Fund          Index Fund-I            Stock Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                             $6,828,076              $440,928              $333,257           $39,163,960
Taxable interest                                         305,680                   115                   320             1,687,700
Income from securities loaned                            112,461                 5,414                 4,635                37,375
Foreign dividend tax witholding                          (22,565)                   --                    --                    --
Total Investment Income                                7,223,652               446,457               338,212            40,889,035

Expenses
Adviser fees                                           5,331,519                91,787                69,296            15,870,199
Subadviser fees                                               --                    --                    --                    --
Accounting and pricing fees                               83,756                30,016                28,956               191,127
Administrative service fees                               57,602                 2,812                 2,107               201,906
Audit and legal fees                                      22,413                15,872                16,366                65,797
Custody fees                                              38,333                15,470                11,221                70,519
Distribution expense Class A                           1,882,993                81,290                    --             6,971,399
Distribution expense Class B                             257,089                41,987                    --               806,654
Printing and postage expense Class A                     759,324                47,303                    --             1,807,984
Printing and postage expense Class B                      62,365                 8,811                    --               161,649
Printing and postage expense
Institutional Class                                          285                    --                   215                   574
SEC and state registration expense                        80,552                34,257                23,549                99,916
Shareholder maintenance fees Class A                     406,044                24,716                    --               957,923
Shareholder maintenance fees Class B                      32,353                 4,566                    --                81,913
Shareholder maintenance fees
Institutional Class                                          111                    --                    87                   232
Transfer agent fees Class A                            1,219,901                73,674                    --             2,879,533
Transfer agent fees Class B                               98,804                13,511                    --               250,682
Transfer agent fees Institutional Class                      323                    --                   267                   666
Trustees' fees and insurance expenses                     28,283                 5,307                 4,706                95,482
Other expenses                                            12,451                 5,807                (3,821)               37,458
Total Expenses Before Reimbursement                   10,374,501               497,186               152,949            30,551,613

Less:
Reimbursement from adviser                               (59,248)              (61,592)               (2,027)              (48,587)
Fees paid indirectly                                        (120)                  (16)                  (13)                 (301)
Net Investment Income/(Loss)                          (3,091,481)               10,879               187,303            10,386,310

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                          101,122,677            (1,285,672)              506,682           219,961,752
Written option contracts                                      --                    --                    --                    --
Futures contracts                                             --               340,280               331,186                    --
Foreign currency transactions                                 --                    --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                          103,766,562            10,510,433             6,378,198           180,157,821
Written option contracts                                      --                    --                    --                    --
Futures contracts                                             --              (117,845)              (79,901)                   --
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --

Net Realized and Unrealized Gains on
Investments and Foreign
Currency Transactions                                204,889,239             9,447,196             7,136,165           400,119,573

Net Increase in Net Assets Resulting
From Operations                                     $201,797,758            $9,458,075            $7,323,468          $410,505,883


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Operations - continued

                                                       Large Cap            Large Cap              Balanced            Partner High
For the year ended April 30, 2004                     Index Fund          Index Fund-I               Fund               Yield Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                               $720,971              $498,357            $3,247,935               $14,630
Taxable interest                                             454                   260             5,786,850            11,057,610
Tax exempt interest                                           --                    --                    --                    --
Income from mortgage dollar rolls                             --                    --             1,336,087                    --
Income from securities loaned                              2,311                 1,667                16,853                17,110
Foreign dividend tax witholding                               --                    --                  (105)                   --
Total Investment Income                                  723,736               500,284            10,387,620            11,089,350

Expenses
Adviser fees                                             107,033                70,363             2,244,059               411,633
Subadviser fees                                               --                    --                    --               343,028
Accounting and pricing fees                               31,005                29,571                67,052                57,085
Administrative service fees                                3,512                 1,870                27,656                 9,571
Audit and legal fees                                      17,162                15,363                16,914                19,556
Custody fees                                              23,179                16,674                31,333                16,497
Distribution expense Class A                              96,561                    --               687,595               318,883
Distribution expense Class B                              41,885                    --               192,972                61,146
Printing and postage expense Class A                      49,482                    --               192,930                70,356
Printing and postage expense Class B                       9,278                    --                27,379                 6,260
Printing and postage expense
Institutional Class                                           --                   233                   135                   145
SEC and state registration expense                        35,392                21,563                49,509                39,139
Shareholder maintenance fees Class A                      25,425                    --               103,355                43,179
Shareholder maintenance fees Class B                       4,708                    --                13,932                 3,639
Shareholder maintenance fees
Institutional Class                                           --                    64                    51                    50
Transfer agent fees Class A                               75,585                    --               308,547               129,483
Transfer agent fees Class B                               13,894                    --                41,906                11,369
Transfer agent fees Institutional Class                       --                   194                   145                   145
Trustees' fees and insurance expenses                      5,244                 5,012                16,955                 8,181
Other expenses                                             5,848                (4,150)               10,484                 4,508
Total Expenses Before Reimbursement                      545,193               156,757             4,032,909             1,553,853

Less:
Reimbursement from adviser                              (324,831)               (2,130)              (56,079)                   --
Fees paid indirectly                                         (60)                  (17)                 (403)                 (406)
Total Net Expenses                                       220,302               154,610             3,976,427             1,553,447

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                              246,671            (6,745,288)            8,335,406             6,892,386
Futures contracts                                        286,596               349,276                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                            6,407,598            12,547,918            24,974,274            (1,159,062)
Futures contracts                                       (109,107)             (158,007)                   --                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                  6,831,758             5,993,899            33,309,680             5,733,324

Net Increase in Net Assets Resulting
From Operations                                       $7,335,192            $6,339,573           $39,720,873           $15,269,227


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Operations - continued

                                                          Bond               Bond Index           Money Market
For the year ended April 30, 2004                         Fund                 Fund-I                  Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                $66,366               $14,136               $22,532
Taxable interest                                      20,312,773             1,694,758             4,701,306
Tax exempt interest                                           --                    --                28,630
Income from mortgage dollar rolls                      4,952,607               291,037                    --
Income from securities loaned                             23,788                 4,381                    --
Foreign dividend tax witholding                               --                    --                    --
Total Investment Income                               25,355,534             2,004,312             4,752,468

Expenses
Adviser fees                                           2,403,981               115,666             2,063,046
Subadviser fees                                               --                    --                    --
Accounting and pricing fees                               64,463                33,771                56,379
Administrative service fees                               34,193                 2,731                26,026
Audit and legal fees                                      17,855                16,526                15,794
Custody fees                                              23,815                12,112                20,983
Distribution expense Class A                           1,225,069                    --               380,636
Distribution expense Class B                             133,975                    --                19,838
Printing and postage expense Class A                     231,256                    --               224,583
Printing and postage expense Class B                      16,016                    --                 2,955
Printing and postage expense
Institutional Class                                          369                   230                   675
SEC and state registration expense                        70,300                23,096               115,202
Shareholder maintenance fees Class A                     125,671                    --               131,192
Shareholder maintenance fees Class B                       8,385                    --                 1,484
Shareholder maintenance fees
Institutional Class                                          163                    77                   241
Transfer agent fees Class A                              374,739                    --               403,003
Transfer agent fees Class B                               25,635                    --                 4,734
Transfer agent fees Institutional Class                      479                   249                   748
Trustees' fees and insurance expenses                     20,869                 5,617                17,694
Other expenses                                             7,563                 1,534                 7,293
Total Expenses Before Reimbursement                    4,784,796               211,609             3,492,506

Less:
Reimbursement from adviser                               (50,241)               (5,549)             (336,749)
Fees paid indirectly                                        (782)                 (113)                 (208)
Total Net Expenses                                     4,733,773               205,947             3,155,549

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                           10,761,715             2,235,197                    --
Futures contracts                                             --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                          (16,685,506)           (2,921,884)                   --
Futures contracts                                             --                    --                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                 (5,923,791)             (686,687)                   --

Net Increase in Net Assets Resulting
From Operations                                      $14,697,970            $1,111,678            $1,596,919


The accompanying notes to the financial statements are an integral part of this statement.




Thrivent Mutual Funds
Statement of Changes in Net Assets


                                                                        Technology Fund
                                                      ------------------------------------------------------
For the periods ended                                 10/31/2004             4/30/2004             4/30/2003
------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                           $(321,149)            $(473,618)            $(661,069)
Net realized gains/(losses) on:
Investments                                             (700,853)             (122,595)           (6,715,842)
Futures contracts                                             --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                            2,256,689            10,037,498              (733,387)
Futures contracts                                             --                    --                    --

Net Change in Net Assets Resulting
From Operations                                        1,234,687             9,441,285            (8,110,298)

Distributions to Shareholders
From net realized gains                                       --                    --                    --

Total Distributions to Shareholders                           --                    --                    --

Trust Share Transactions                                   2,667             4,685,272               359,069

Net Increase/(Decrease) in Net Assets                  1,237,354            14,126,557            (7,751,229)

Net Assets, Beginning of Period                       48,239,943            34,113,386            41,864,615

Net Assets, End of Period                            $49,477,297           $48,239,943           $34,113,386


                                                             Mid Cap Growth Fund
                                                      --------------------------------
For the periods ended                                 10/31/2004            10/31/2003
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                         $(2,236,814)          $(2,186,098)
Net realized gains/(losses) on:
Investments                                           19,790,800            (8,949,066)
Futures contracts                                             --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (4,373,665)           46,959,048
Futures contracts                                             --                    --

Net Change in Net Assets Resulting

From Operations                                       13,180,321            35,823,884

Distributions to Shareholders
From net investment income                                    --                    --
From net realized gains                                       --                    --

Total Distributions to Shareholders                           --                    --

Trust Share Transactions                             135,052,295            (8,086,425)

Net Increase/(Decrease) in Net Assets                148,232,616            27,737,459

Net Assets, Beginning of Period                      157,608,578           129,871,119

Net Assets, End of Period                           $305,841,194          $157,608,578


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Changes in Net Assets - continued


                                                                    Partner Small Cap Value Fund
                                                      ------------------------------------------------------
For the periods ended                                 10/31/2004             4/30/2004             4/30/2003
------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                             $46,021             $(217,571)            $(258,668)
Net realized gains/(losses) on:
Investments                                           11,568,791             6,913,295            (5,692,055)
Futures contracts                                             --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (6,157,476)           10,278,285              (208,280)
Futures contracts                                             --                    --                    --

Net Change in Net Assets Resulting
From Operations                                        5,457,336            16,974,009            (6,159,003)

Distributions to Shareholders
From net realized gains                               (1,649,048)                   --              (206,763)

Total Distributions to Shareholders                   (1,649,048)                   --              (206,763)

Trust Share Transactions                               9,599,488            15,224,395            12,741,195

Net Increase/(Decrease) in Net Assets                 13,407,776            32,198,404             6,375,429

Net Assets, Beginning of Period                       66,641,842            34,443,438            28,068,009

Net Assets, End of Period                            $80,049,618           $66,641,842           $34,443,438


                                                                       Mid Cap Stock Fund
                                                      ------------------------------------------------------
For the periods ended                                 10/31/2004             4/30/2004             4/30/2003
------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                         $(1,363,418)          $(3,091,481)          $(1,464,241)
Net realized gains/(losses) on:
Investments                                           21,612,698           101,122,677           (43,113,627)
Futures contracts                                             --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           25,354,479           103,766,562          (115,065,272)
Futures contracts                                             --                    --                    --

Net Change in Net Assets Resulting
From Operations                                       45,603,759           201,797,758          (159,643,140)

Distributions to Shareholders
From net investment income                                    --                    --                    --
From net realized gains                                       --                    --                    --

Total Distributions to Shareholders                           --                    --                    --

Trust Share Transactions                             (25,032,465)          (43,982,250)          (47,410,308)

Net Increase/(Decrease) in Net Assets                 20,571,294           157,815,508          (207,053,448)

Net Assets, Beginning of Period                      845,111,174           687,295,666           894,349,114

Net Assets, End of Period                           $865,682,468          $845,111,174          $687,295,666


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Changes in Net Assets - continued


                                                                      Small Cap Stock Fund
                                                      ------------------------------------------------------
For the periods ended                                 10/31/2004             4/30/2004             4/30/2003
------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                         $(1,139,098)          $(2,878,050)          $(2,608,288)
Net realized gains/(losses) on:
Investments                                           18,480,995            57,134,227           (25,870,944)
Futures contracts                                             --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                            6,630,233            68,283,187           (58,852,217)
Futures contracts                                             --                    --                    --

Net Change in Net Assets Resulting
From Operations                                       23,972,130           122,539,364           (87,331,449)

Distributions to Shareholders
From net realized gains                              (24,140,171)                   --                    --

Total Distributions to Shareholders                  (24,140,171)                   --                    --

Trust Share Transactions                              18,416,279            (1,267,655)           (1,577,965)

Net Increase/(Decrease) in Net Assets                 18,248,238           121,271,709           (88,909,414)

Net Assets, Beginning of Period                      415,806,535           294,534,826           383,444,240

Net Assets, End of Period                           $434,054,773          $415,806,535          $294,534,826


                                                                         Mid Cap Index Fund
                                                      ------------------------------------------------------
For the periods ended                                 10/31/2004             4/30/2004             4/30/2003
------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                             $54,385               $10,879              $(30,058)
Net realized gains/(losses) on:
Investments                                            1,353,353            (1,285,672)               (8,091)
Futures contracts                                        (58,153)              340,280               (97,769)
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              156,219            10,510,433            (6,119,609)
Futures contracts                                         91,365              (117,845)               40,615

Net Change in Net Assets Resulting
From Operations                                        1,597,169             9,458,075            (6,214,912)

Distributions to Shareholders
From net investment income                                (6,127)                   --                    --
From net realized gains                                       --                    --              (330,723)

Total Distributions to Shareholders                       (6,127)                   --              (330,723)

Trust Share Transactions                               3,710,149             2,482,345             6,630,717

Net Increase/(Decrease) in Net Assets                  5,301,191            11,940,420                85,082

Net Assets, Beginning of Period                       43,900,457            31,960,037            31,874,955

Net Assets, End of Period                            $49,201,648           $43,900,457           $31,960,037


The accompanying notes to the financial statements are an integral part of this statement.



Thrivent Mutual Funds
Statement of Changes in Net Assets - continued


                                                                     Small Cap Index Fund
                                                      ------------------------------------------------------
For the periods ended                                 10/31/2004             4/30/2004             4/30/2003
------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                             $69,417              $(70,412)            $(111,415)
Net realized gains/(losses) on:
Investments                                              180,649             1,339,184              (105,395)
Written option contracts                                      --                    --                    --
Futures contracts                                        (28,682)              275,314                    --
                                                              --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                            2,155,228             7,581,438            (5,162,810)
Written option contracts                                      --                    --                    --
Futures contracts                                         83,020               (71,365)                   --
Foreign currency forward contracts                            --                    --                    --
Foreign currency transactions                                 --                    --                    --

Net Change in Net Assets Resulting
From Operations                                        2,459,632             9,054,159            (5,379,620)

Distributions to Shareholders
From net investment income                                    --                    --                    --
From net realized gains                               (1,238,820)             (116,288)             (135,306)

Total Distributions to Shareholders                   (1,238,820)             (116,288)             (135,306)

Trust Share Transactions                              (4,657,134)            7,157,605             4,599,568

Net Increase/(Decrease) in Net Assets                 (3,436,322)           16,095,476              (915,358)

Net Assets, Beginning of Period                       38,817,555            22,722,079            23,637,437

Net Assets, End of Period                            $35,381,233           $38,817,555           $22,722,079


                                                                      Mid Cap Index Fund-I
                                                      ------------------------------------------------------
For the periods ended                                 10/31/2004             4/30/2004             4/30/2003
------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                             $44,578              $187,304              $182,971
Net realized gains/(losses) on:
Investments                                              677,677               506,682               383,610
Futures contracts                                        (84,037)              331,186               (49,260)
Change in net unrealized appreciation/
(depreciation) on:
Investments                                             (102,653)            6,378,198            (4,893,181)
Futures contracts                                         62,055               (79,901)               33,014

Net Change in Net Assets Resulting
From Operations                                          597,620             7,323,469            (4,342,846)

Distributions to Shareholders
From net investment income                                    --              (154,805)             (189,081)
From net realized gains                                 (467,289)             (157,900)             (558,179)

Total Distributions to Shareholders                     (467,289)             (312,705)             (747,260)

Trust Share Transactions                             (14,551,273)            3,952,019             1,515,301

Net Increase/(Decrease) in Net Assets                (14,420,942)           10,962,783            (3,574,805)

Net Assets, Beginning of Period                       31,725,033            20,762,250            24,337,055

Net Assets, End of Period                            $17,304,091           $31,725,033           $20,762,250


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Changes in Net Assets - continued

                                                           Partner International
                                                                 Stock Fund
                                                      --------------------------------
For the periods ended                                 10/31/2004            10/31/2003
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $372,965             $(146,614)
Net realized gains/(losses) on:
Investments                                           13,990,559            (9,425,211)
Written option contracts                                      --                    --
Futures contracts                                             --                    --
                                                              --               256,499
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           15,758,984            23,530,316
Written option contracts                                      --                    --
Futures contracts                                             --                    --
Foreign currency forward contracts                            32                    --
Foreign currency transactions                             24,368                (9,472)

Net Change in Net Assets Resulting
From Operations                                       29,845,373            14,205,518

Distributions to Shareholders
From net investment income                              (443,729)                   --
From net realized gains                                       --                    --

Total Distributions to Shareholders                     (443,729)                   --

Trust Share Transactions                             166,050,634           (11,465,898)

Net Increase/(Decrease) in Net Assets                195,452,278             2,739,620

Net Assets, Beginning of Period                       80,898,674            78,159,054

Net Assets, End of Period                           $276,350,952           $80,898,674


                                                                       Large Cap Index Fund
                                                      -------------------------------------------------------
For the periods ended                                 10/31/2004             4/30/2004             4/30/2003
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $389,002              $503,434              $242,725
Net realized gains/(losses) on:
Investments                                              492,596               246,671            (1,705,994)
Futures contracts                                         19,391               286,596              (102,432)
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              904,766             6,407,598            (3,345,226)
Futures contracts                                         54,931              (109,107)               83,795

Net Change in Net Assets Resulting
From Operations                                        1,860,686             7,335,192            (4,827,132)

Distributions to Shareholders
From net investment income                              (188,833)             (450,406)             (122,309)
From net realized gains                                       --                    --                    --

Total Distributions to Shareholders                     (188,833)             (450,406)             (122,309)

Trust Share Transactions                              17,156,772            19,470,000             3,367,131

Net Increase/(Decrease) in Net Assets                 18,828,625            26,354,786            (1,582,310)

Net Assets, Beginning of Period                       57,513,611            31,158,825            32,741,135

Net Assets, End of Period                            $76,342,236           $57,513,611           $31,158,825

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Changes in Net Assets - continued


                                                            Large Cap Growth Fund
                                                      --------------------------------
For the periods ended                                 10/31/2004            10/31/2003
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $160,019             $(169,009)
Net realized gains/(losses) on:
Investments                                            5,125,171            (6,424,915)
Written option contracts                                  (1,234)                  933
Futures contracts                                             --                    --
                                                              --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              915,659            13,220,489
Written option contracts                                    (254)                   36
Futures contracts                                             --                    --
Foreign currency forward contracts                            --                    --
Foreign currency transactions                                 --                    --

Net Change in Net Assets Resulting
From Operations                                        6,199,361             6,627,534

Distributions to Shareholders
From net investment income                              (174,138)                   --
From net realized gains                                       --                    --

Total Distributions to Shareholders                     (174,138)                   --

Trust Share Transactions                              62,352,317             1,087,807

Net Increase/(Decrease) in Net Assets                 68,377,540             7,715,341

Net Assets, Beginning of Period                       41,822,336            34,106,995

Net Assets, End of Period                           $110,199,876           $41,822,336


                                                                       Large Cap Index Fund-I
                                                      ------------------------------------------------------
For the periods ended                                 10/31/2004             4/30/2004             4/30/2003
------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $176,641              $345,673              $896,812
Net realized gains/(losses) on:
Investments                                              245,771            (6,745,287)           (4,052,317)
Futures contracts                                        (29,293)              349,276               (54,060)
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              358,709            12,547,918            (5,927,155)
Futures contracts                                         20,698              (158,007)              143,492

Net Change in Net Assets Resulting
From Operations                                          772,526             6,339,573            (8,993,228)

Distributions to Shareholders
From net investment income                                    --              (515,759)             (823,832)
From net realized gains                                       --                    --                    --

Total Distributions to Shareholders                           --              (515,759)             (823,832)

Trust Share Transactions                                 (60,297)          (39,171,034)            8,904,399

Net Increase/(Decrease) in Net Assets                    712,229           (33,347,220)             (912,661)

Net Assets, Beginning of Period                       28,719,305            62,066,525            62,979,186

Net Assets, End of Period                            $29,431,534           $28,719,305           $62,066,525

The accompanying notes to the financial statements are an integral part of this statement.



Thrivent Mutual Funds
Statement of Changes in Net Assets - continued


                                                            Large Cap Value Fund
                                                      --------------------------------
For the periods ended                                 10/31/2004            10/31/2003
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $1,251,638              $224,631
Net realized gains/(losses) on:
Investments                                            9,791,413            (4,290,602)
Written option contracts                                      --                    --
Foreign currency transactions                                 --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           34,221,215            10,033,816
Written option contracts                                      --                    --
Foreign currency forward contracts                            --                    --
Foreign currency transactions                                 --                    --

Net Change in Net Assets Resulting
From Operations                                       45,264,266             5,967,845

Distributions to Shareholders
From net investment income                              (593,663)             (161,409)
From net realized gains                                       --                    --

Total Distributions to Shareholders                     (593,663)             (161,409)

Trust Share Transactions                             243,757,165               832,979

Net Increase/(Decrease) in Net Assets                288,427,768             6,639,415

Net Assets, Beginning of Period                       40,640,750            34,001,335

Net Assets, End of Period                           $329,068,518           $40,640,750


                                                                           Balanced Fund
                                                      -------------------------------------------------------
For the periods ended                                 10/31/2004             4/30/2004             4/30/2003
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $3,188,375            $6,411,193            $6,074,943
Net realized gains/(losses) on:
Investments                                           15,642,140             8,335,406            (6,673,563)
Futures contracts                                             --                    --                    --
Foreign currency transactions                                 --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (9,983,878)           24,974,274           (16,067,320)
Futures contracts                                             --                    --                    --

Net Change in Net Assets Resulting
From Operations                                        8,846,637            39,720,873           (16,665,940)

Distributions to Shareholders
From net investment income                            (3,487,872)           (7,235,059)           (6,481,897)
From net realized gains                                       --                    --                    --

Total Distributions to Shareholders                   (3,487,872)           (7,235,059)           (6,481,897)

Trust Share Transactions                              (8,558,260)          (12,720,369)           79,470,705

Net Increase/(Decrease) in Net Assets                 (3,199,495)           19,765,445            56,322,868

Net Assets, Beginning of Period                      407,743,752           387,978,307           331,655,439

Net Assets, End of Period                           $404,544,257          $407,743,752          $387,978,307


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Changes in Net Assets - continued


                                                                   Large Cap Stock Fund
                                                      ------------------------------------------------------
For the periods ended                                 10/31/2004             4/30/2004             4/30/2003
------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $6,573,127           $10,386,310           $10,279,075
Net realized gains/(losses) on:
Investments                                          286,553,358           219,961,752            41,379,945
Written option contracts                                      --                    --                    --
Foreign currency transactions                                 --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                         (236,804,674)          180,157,821          (592,144,065)
Written option contracts                                      --                    --                    --
Foreign currency forward contracts                            --                    --                    --
Foreign currency transactions                                 --                    --                    --

Net Change in Net Assets Resulting
From Operations                                       56,321,811           410,505,883          (540,485,045)

Distributions to Shareholders
From net investment income                            (3,389,488)          (10,819,813)           (8,525,456)
From net realized gains                             (542,690,797)                   --                    --

Total Distributions to Shareholders                 (546,080,285)          (10,819,813)           (8,525,456)

Trust Share Transactions                           1,192,614,013          (179,757,383)         (281,236,979)

Net Increase/(Decrease) in Net Assets                702,855,539           219,928,687          (830,247,480)

Net Assets, Beginning of Period                    2,967,499,767         2,747,571,080         3,577,818,560

Net Assets, End of Period                         $3,670,355,306        $2,967,499,767        $2,747,571,080


                                                               High Yield Fund
                                                      --------------------------------
For the periods ended                                 10/31/2004            10/31/2003
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                         $49,088,055           $50,445,769
Net realized gains/(losses) on:
Investments                                          (11,835,388)         (102,420,517)
Futures contracts                                             --                72,758
Foreign currency transactions                                191                   922
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           31,248,076           203,385,553
Futures contracts                                             --                 5,302

Net Change in Net Assets Resulting
From Operations                                       68,500,934           151,489,787

Distributions to Shareholders
From net investment income                           (48,131,067)          (47,376,867)
From net realized gains                                       --

Total Distributions to Shareholders                  (48,131,067)          (47,376,867)

Trust Share Transactions                                (989,129)          (11,828,036)

Net Increase/(Decrease) in Net Assets                 19,380,738            92,284,884

Net Assets, Beginning of Period                      626,858,284           534,573,400

Net Assets, End of Period                           $646,239,022          $626,858,284


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Changes in Net Assets - continued


                                                                  Partner High Yield Fund
                                                      -------------------------------------------------------
For the periods ended                                 10/31/2004             4/30/2004             4/30/2003
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $4,942,828            $9,535,903           $10,223,909
Net realized gains/(losses) on:
Investments                                             (149,174)            6,892,386            (4,722,489)
Written option contracts                                      --                    --                    --
Foreign currency transactions                                 --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                            4,209,626            (1,159,062)            5,907,656
Written option contracts                                      --                    --                    --
Foreign currency forward contracts                            --                    --                    --
Foreign currency transactions                                 --                    --                    --

Net Change in Net Assets Resulting
From Operations                                        9,003,280            15,269,227            11,409,076

Distributions to Shareholders
From net investment income                            (5,153,432)           (9,847,328)          (10,350,092)
From net realized gains                                       --                    --                    --

Total Distributions to Shareholders                   (5,153,432)           (9,847,328)          (10,350,092)

Trust Share Transactions                                 163,613            13,020,493            (4,034,434)

Net Increase/(Decrease) in Net Assets                  4,013,461            18,442,392            (2,975,450)

Net Assets, Beginning of Period                      145,033,282           126,590,890           129,566,340

Net Assets, End of Period                           $149,046,743          $145,033,282          $126,590,890


                                                                      Bond Index Fund-I
                                                      ------------------------------------------------------
For the periods ended                                 10/31/2004             4/30/2004             4/30/2003
------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $630,308            $1,798,365            $3,647,249
Net realized gains/(losses) on:
Investments                                              (50,717)            2,235,197               901,692
Futures contracts                                             --                    --                    --
Foreign currency transactions                                 --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              345,924            (2,921,884)            3,066,160
Futures contracts                                             --                    --                    --

Net Change in Net Assets Resulting
From Operations                                          925,515             1,111,678             7,615,101

Distributions to Shareholders
From net investment income                              (734,285)           (2,237,415)           (4,228,371)
From net realized gains                                  (35,615)           (1,904,220)                   --

Total Distributions to Shareholders                     (769,900)           (4,141,635)           (4,228,371)

Trust Share Transactions                             (13,323,305)          (37,331,578)           18,718,618

Net Increase/(Decrease) in Net Assets                (13,167,690)          (40,361,535)           22,105,348

Net Assets, Beginning of Period                       40,656,863            81,018,398            58,913,050

Net Assets, End of Period                            $27,489,173           $40,656,863           $81,018,398


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Changes in Net Assets - continued


                                                              Municipal Bond Fund
                                                      --------------------------------
For the periods ended                                 10/31/2004            10/31/2003
--------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                         $38,240,406           $31,294,632
Net realized gains/(losses) on:
Investments                                            2,623,814             1,604,171
Written option contracts                                      --                    --
Futures contracts                                     (1,917,486)                   --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           54,200,778            (4,510,987)
Written option contracts                                      --                    --
Futures contracts                                       (602,136)                   --

Net Change in Net Assets Resulting
From Operations                                       92,545,376            28,387,816

Distributions to Shareholders
From net investment income                           (38,169,175)          (32,953,359)
From net realized gains                               (3,391,003)             (511,275)

Total Distributions to Shareholders                  (41,560,178)          (33,464,634)

Trust Share Transactions                             583,808,626             2,674,638

Net Increase/(Decrease) in Net Assets                634,793,824            (2,402,180)

Net Assets, Beginning of Period                      668,482,228           670,884,408

Net Assets, End of Period                         $1,303,276,052          $668,482,228


                                                         Limited Maturity Bond Fund
                                                      -------------------------------
For the periods ended                                 10/31/2004            10/31/2003
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $3,350,998            $2,922,763
Net realized gains/(losses) on:
Investments                                              637,481             1,680,481
Written option contracts                                  (8,955)
Futures contracts                                       (396,237)
Change in net unrealized appreciation/
(depreciation) on:
Investments                                             (602,983)              684,593

Total Change in Net Assets Resulting
From Operations                                        2,980,304             5,287,837

Distributions to Shareholders
From net investment income                            (3,321,608)           (2,923,760)
From net realized gains                               (1,091,859)                   --

Total Distributions to Shareholders                   (4,413,467)           (2,923,760)

Trust Share Transactions                              21,455,995            15,246,004

Net Increase/(Decrease) in Net Assets                 20,022,832            17,610,081

Net Assets, Beginning of Period                      111,314,728            93,704,647

Net Assets, End of Period                           $131,337,560          $111,314,728


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Changes in Net Assets - continued


                                                                 Income Fund
                                                      --------------------------------
For the periods ended                                 10/31/2004            10/31/2003
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                         $25,898,825           $26,730,700
Net realized gains/(losses) on:
Investments                                           12,124,623            19,529,503
Written option contracts                                  21,701               166,802
Futures contracts                                     (3,338,468)           (1,778,676)
Change in net unrealized appreciation/
(depreciation) on:
Investments                                             (670,321)           15,710,668
Written option contracts                                      --                (7,525)
Futures contracts                                        941,051              (187,411)

Net Change in Net Assets Resulting
From Operations                                       34,977,411            60,164,061

Distributions to Shareholders
From net investment income                           (25,789,927)          (28,277,948)
From net realized gains                                       --

Total Distributions to Shareholders                  (25,789,927)          (28,277,948)

Trust Share Transactions                             (43,759,117)          (68,893,527)

Net Increase/(Decrease) in Net Assets                (34,571,633)          (37,007,414)

Net Assets, Beginning of Period                      664,183,575           701,190,989

Net Assets, End of Period                           $629,611,942          $664,183,575


                                                                         Money Market Fund
                                                      -------------------------------------------------------
For the periods ended                                 10/31/2004             4/30/2004             4/30/2003
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $2,376,657            $1,596,921            $4,644,725
Net realized gains/(losses) on:
Investments                                                   --                    --                    --
Written option contracts                                      --                    --                    --
Futures contracts                                             --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                                   --                    --                    --

Total Change in Net Assets Resulting
From Operations                                        2,376,657             1,596,921             4,644,725

Distributions to Shareholders
From net investment income                            (2,327,425)           (1,596,919)           (4,644,725)
From net realized gains                                       --                    --                    --

Total Distributions to Shareholders                   (2,327,425)           (1,596,919)           (4,644,725)

Trust Share Transactions                             556,713,345           (65,252,943)          (76,467,270)

Net Increase/(Decrease) in Net Assets                556,762,577           (65,252,941)          (76,467,270)

Net Assets, Beginning of Period                      378,610,202           443,863,143           520,330,413

Net Assets, End of Period                           $935,372,779          $378,610,202          $443,863,143


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Changes in Net Assets - continued


                                                                         Core Bond Fund
                                                      -------------------------------------------------------
For the periods ended                                 10/31/2004             4/30/2004             4/30/2003
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $9,725,493           $20,621,761           $22,779,780
Net realized gains/(losses) on:
Investments                                             (356,071)           10,761,715            11,395,757
Written option contracts                                      --                    --                    --
Futures contracts                                             --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                            7,999,604           (16,685,506)           16,823,088
Written option contracts                                      --                    --                    --
Futures contracts                                             --                    --                    --

Net Change in Net Assets Resulting
From Operations                                       17,369,026            14,697,970            50,998,625

Distributions to Shareholders
From net investment income                           (10,815,460)          (23,322,039)          (24,313,592)
From net realized gains                                 (493,832)                   --                    --

Total Distributions to Shareholders                  (11,309,292)          (23,322,039)          (24,313,592)

Trust Share Transactions                              (7,810,442)          (51,820,503)           59,992,234

Net Increase/(Decrease) in Net Assets                 (1,750,708)          (60,444,572)           86,677,267

Net Assets, Beginning of Period                      508,469,693           568,914,265           482,236,998

Net Assets, End of Period                           $506,718,985          $508,469,693          $568,914,265


The accompanying notes to the financial statements are an integral part of this statement.







Thrivent Mutual Funds
Notes to Financial Statements
October 31, 2004

(1) ORGANIZATION

Thrivent Mutual Funds (the "Trust") was organized as a Massachusetts Business Trust on March 10, 1987, and is registered as an open-end diversified management investment company under the Investment Company Act of 1940. The Trust is divided into twenty-four separate series (the "Fund(s)"), each with its own investment objective and policies. The Trust currently consists of fifteen equity funds, eight fixed-income funds and one money market fund. The Trust commenced operations on July 16, 1987.

The U.S. Government Zero Coupon Target Fund, Series 2006 of the Trust is presented under a separate annual report.

Prior to July 17, 2004,the Trust operated as The AAL Mutual Funds (AAL
MF). Pursuant to a Reorganization Agreement and Plan of Reorganization ("Reorganization Agreement") between The Lutheran Brotherhood Family of Funds (LB FOF) and AAL MF, several Funds of LB FOF merged with and into Funds of AAL MF at the close of business on July 16, 2004. Pursuant to a separate Reorganization Agreement between AAL MF and LB FOF, each of the other Funds of LB FOF merged with and into corresponding newly-created series of AAL MF at the close of business on July 16, 2004. Effective October 31, 2004, the Trust changed its fiscal year end from April 30 to October 31. Below is a table showing the new Thrivent Fund and the legacy fund.

Thrivent Technology Fund*

Thrivent Partner Small Cap Value Fund*

Thrivent Small Cap Stock Fund*

Thrivent Small Cap Index Fund*

Thrivent Mid Cap Growth Fund

Thrivent Mid Cap Stock Fund*

Thrivent Mid Cap Index Fund-I*

Thrivent Mid Cap Index Fund*

Thrivent Partner International Stock Fund

Thrivent Large Cap Growth Fund

Thrivent Large Cap Value Fund

Thrivent Large Cap Stock Fund*

Thrivent Large Cap Index Fund-I*

Thrivent Large Cap Index Fund*

Thrivent Balanced Fund*

Thrivent High Yield Fund

Thrivent Partner High Yield Fund*

Thrivent Municipal Bond Fund

Thrivent Income Fund

Thrivent Core Bond Fund*

Thrivent Bond Index Fund-I*

Thrivent Limited Maturity Bond Fund

Thrivent Money Market Fund*

The AAL Technology Stock Fund

The AAL Small Cap Value Fund

The AAL Small Cap Stock Fund

The AAL Small Cap Index Fund II

Lutheran Brotherhood Mid Cap Growth Fund1

The AAL Mid Cap Stock Fund

The AAL Mid Cap Index Fund

The AAL Mid Cap Index Fund II

The AAL International Fund2

The AAL Aggressive Growth Fund3

The AAL Equity Income Fund4

The AAL Capital Growth Fund5

The AAL Large Company Index Fund

The AAL Large Company Index Fund II

The AAL Balanced Fund

Lutheran Brotherhood High Yield Fund

The AAL High Yield Bond Fund

The AAL Municipal Bond Fund6

Lutheran Brotherhood Income Fund

The AAL Bond Fund

The AAL Bond Index Fund

Lutheran Brotherhood Limited Maturity Bond Fund

The AAL Money Market Fund7

1 Merged with Lutheran Brotherhood Opportunity Growth Fund

2 Merged with Lutheran Brotherhood World Growth Fund

3 Merged with Lutheran Brotherhood Growth Fund

4 Merged with Lutheran Brotherhood Value Fund

5 Merged with Lutheran Brotherhood Fund

6 Merged with Lutheran Brotherhood Municipal Bond Fund

7 Merged with Lutheran Brotherhood Money Market Fund

* Statements of Operations and Statements of Changes in Net Assets represent the six month period ended October 31, 2004. All other Funds represent year ended October 31, 2004.


The following Funds acquired through tax free exchanges all of the net assets and net unrealized appreciation or depreciation of the acquired
Fund:


                                                                                                                      Unrealized
                                                       Outstanding                              Shares             Appreciation/
                                                         Shares of     Net Assets of         Issued by         (Depreciation) of
Acquiring Fund           Acquired Fund               Acquired Fund     Acquired Fund    Acquiring Fund             Acquired Fund
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap                  LB Opportunity
Growth Fund*             Growth Fund                    15,916,199      $140,117,176        11,545,001                $2,295,095
Partner International
Stock Fund Fund          LB World Growth Fund*           9,576,975        86,295,366         9,811,582                 2,683,665
Large Cap Growth Fund    LB Growth Fund*                 4,928,868        53,282,955        12,348,341                  (893,310)
Large Cap Value Fund     LB Value Fund*                  3,752,553        50,104,348         3,968,919                 4,555,512
Large Cap Stock Fund*    LB Fund                        44,071,679       814,761,994        35,283,353                (1,853,975)
Municipal Bond Fund      LB Municipal Bond Fund*        72,413,184       646,617,936        57,069,575                54,408,935
Money Market Fund*       LB Money Market Fund          457,969,043       457,969,041       457,969,043                       n/a


*Denotes Accounting Survivor

The Trust offers three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective distribution expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee (0.125% for the Money Market Fund) and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, excluding the Limited Maturity Bond Fund and the Money Market Fund. Class B shares are offered at net asset value and a 1.00% annual 12b-1 fee (0.25% for the Limited Maturity Bond Fund and 0.875% for the Money Market Fund). In addition, Class B shares have a maximum contingent deferred sales charge of 5.00%. The contingent deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

The following Funds offer all three classes of shares: Technology Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Balanced Fund, High Yield Fund, Partner High Yield Fund, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund. Small Cap Index Fund, Mid Cap Index Fund and Large Cap Index Fund offer Class A shares only. Mid Cap Index Fund-I, Large Cap Index Fund-I and Bond Index Fund-I offer only Institutional Class shares.

Effective May 11, 2004, the Class B shares of Small Cap Index Fund, Mid Cap Index Fund and Large Cap Index Fund were converted into each Fund's respective Class A shares, prior to the expiration of the five-year holding period. Effective October 16, 2004, the Trust no longer offers Class B shares for sale.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust's maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price.

For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share.

All other securities for which market values are not readily available are appraised at fair value as determined in good faith under the direction of the Board of Trustees. As of October 31, 2004, four securities in the High Yield Fund, four securities in the Partner High Yield Fund, one security in the Mid Cap Stock Fund and one security in the Small Cap Index Fund were valued at fair value, which represents 0.00%, 0.68%, 0.00% and 0.00%, respectively, of each Fund's net assets.

Fair valuation of international securities -- Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Fund, under the supervision of the Board of Trustees, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation -- The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Trust treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts -- In connection with purchases and sales of securities denominated in foreign currencies, all Funds except the Money Market Fund may enter into forward currency contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the period ended October 31, 2004, the Partner International Stock Fund engaged in this type of investment.

(D) Foreign Denominated Investments -- Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes -- No provision has been made for income taxes because the Funds' policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was required. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

(F) Income and Expenses -- Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend eligible shares, as appropriate for each class of shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Fees Paid Indirectly -- The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders -- Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. Funds involved in mergers may have distributed dividends and capital gains immediately preceding the merger.

Dividends from the High Yield, Partner High Yield Fund, Municipal Bond Fund, Income Fund, Core Bond Fund, Bond Index Fund-I, Limited Maturity Bond Fund and Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund also include any short-term net realized gains or losses on the sale of securities. Dividends from the Balanced Fund are declared and paid quarterly. Dividends from the following funds are declared and paid annually: Technology Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Small Cap Index Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Mid Cap Index Fund, Mid Cap Index Fund-I, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Large Cap Index Fund and Large Cap Index Fund-I.

(I) Options -- All Funds except the Money Market Fund may buy put and call options and write covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. During the year ended October 31, 2004, the Large Cap Growth and Income Funds engaged in this type of investment.

(J) Financial Futures Contracts -- Certain Funds may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required "initial margin deposit" are pledged to the broker. Additional securities held by the Funds may be earmarked as collateral for open futures contracts. The futures contract's daily change in value ("variation margin") is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. During the period or year ended October 31, 2004, the Small Cap Index Fund, Mid Cap Index Fund, Mid Cap Index Fund-I, Large Cap Index Fund, Large Cap Index Fund-I, Municipal Bond Fund, Income Fund and Limited Maturity Bond Fund engaged in this type of investment.

(K) Mortgage Dollar Roll Transactions -- Certain of the Funds enter into dollar roll transactions issued by GNMA, FNMA and FHLMC, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to "roll over" their purchase commitments. The Balanced Fund, Income Fund, Core Bond Fund, Bond Index Fund-I and
Limited Maturity Bond Fund earned $604,609, $1,794,795, $2,212,188,
$151,081 and $403,164, respectively, from such fees for the year or period ended October 31, 2004.


(L) Securities Lending -- Effective October 31, 2003, Thrivent Mutual Funds entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street Bank"). The Agreement authorizes State Street Bank to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are collateralized by cash, U.S. Government securities, letters of credit and other types of collateral that are equal to at least 102% of the value of the loaned securities, plus any accrued interest. All cash collateral received is invested in the Thrivent Financial Securities Lending Trust. As of October 31, 2004, all Funds except the Municipal Bond Fund and the Money Market Fund had securities on loan. The value of securities on loan is as follows:

                                              Securities
Portfolio                                        on Loan
--------------------------------------------------------
Technology Fund                               $3,142,656
Partner Small Cap Value Fund                  11,054,799
Small Cap Stock Fund                          65,980,709
Small Cap Index Fund                           7,053,501
Mid Cap Growth Fund                           32,500,524
Mid Cap Stock Fund                           137,498,953
Mid Cap Index Fund                             5,857,635
Mid Cap Index Fund-I                           1,274,147
Partner International Stock Fund              22,182,995
Large Cap Growth Fund                          1,605,160
Large Cap Value Fund                           5,694,143
Large Cap Stock Fund                          37,925,061
Large Cap Index Fund                             796,442
Large Cap Index Fund-I                           313,404
Balanced Fund                                 34,122,701
High Yield Fund                               93,583,661
Partner High Yield Fund                       23,491,337
Income Fund                                  111,369,820
Core Bond Fund                                47,536,233
Bond Index Fund-I                              6,757,980
Limited Maturity Bond Fund                    17,522,158

(M) The Impact of Initial Public Offerings on Performance -- Each Fund may invest in an initial public offering ("IPO") of a security. On occasion the Fund will participate in an oversubscribed IPO. Because the IPO is oversubscribed, this presents the Fund with the opportunity to "flip" or trade the security at higher prices resulting in a profit for the Fund. Investments in IPO's may have a magnified performance impact on a Fund with a small asset base. A Fund with enhanced performance from "flipping" IPO's may not experience similar performance as its assets grow. However, participation in an IPO may result in a loss for the Fund.

(N) When-Issued and Delayed Delivery Transactions -- The Funds may engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. To ensure there is no investment leverage, assets of the Fund are earmarked on the trade date on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

(O) Credit Risk -- The Funds may be susceptible to credit risk to the extent an issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of issuers. Interest receivables on defaulted securities are monitored for ability to collect payments in default and are adjusted accordingly.

(P) Accounting Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES


(A) Investment Advisory Fees -- The Trust has entered into an Investment Advisory Agreement with Thrivent Investment Management Inc. (Thrivent Investment Mgt.), ("the Adviser"). Thrivent Investment Mgt. is a wholly owned subsidiary of Thrivent Financial for Lutherans (Thrivent Financial). Under the Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:


(M - Millions)                   $0 to      $50 to     $100 to     $200 to     $250 to     $500 to   $1,000 to        Over
Fund                              $50M       $100M       $200M       $250M       $500M     $1,000M     $5,000M     $5,000M
--------------------------------------------------------------------------------------------------------------------------
Technology                       0.75%       0.75%       0.75%       0.75%       0.75%       0.75%       0.75%       0.75%
Partner Small Cap Value          0.70%       0.70%       0.70%       0.70%       0.70%       0.70%       0.70%       0.70%
Small Cap Stock                  0.70%       0.70%       0.70%       0.65%       0.65%       0.65%       0.65%       0.65%
Small Cap Index                  0.25%       0.25%       0.25%       0.25%       0.25%       0.25%       0.25%       0.25%
Mid Cap Growth                   0.45%       0.45%       0.40%       0.40%       0.35%       0.30%       0.25%       0.25%
Mid Cap Stock                    0.70%       0.70%       0.70%       0.65%       0.65%       0.65%       0.60%       0.60%
Mid Cap Index                    0.25%       0.25%       0.25%       0.25%       0.25%       0.25%       0.25%       0.25%
Mid Cap Index-I                  0.25%       0.20%       0.20%       0.20%       0.20%       0.20%       0.20%       0.20%
Partner International Stock      0.65%       0.60%       0.60%       0.60%       0.60%       0.60%       0.60%       0.60%
Large Cap Growth                 0.80%       0.80%       0.75%       0.75%       0.75%       0.70%       0.70%       0.70%
Large Cap Value                  0.45%       0.45%       0.45%       0.45%       0.45%       0.45%       0.45%       0.45%
Large Cap Stock                  0.65%       0.65%       0.65%       0.65%       0.65%      0.575%       0.50%       0.45%
Large Cap Index                  0.25%       0.25%       0.25%       0.25%       0.25%       0.25%       0.25%       0.25%
Large Cap Index-I                0.25%      0.175%      0.175%      0.175%      0.175%      0.175%      0.175%      0.175%
Balanced                         0.55%       0.55%       0.55%       0.55%       0.55%       0.55%       0.55%       0.55%
High Yield                       0.40%       0.40%       0.40%       0.40%       0.40%       0.35%       0.30%       0.30%
Partner High Yield               0.55%       0.55%       0.55%       0.55%       0.55%       0.55%       0.55%       0.55%
Municipal Bond                   0.45%       0.45%       0.45%       0.45%       0.45%       0.45%       0.45%       0.45%
Income                           0.35%       0.35%       0.35%       0.35%       0.35%      0.325%       0.30%       0.30%
Core Bond                        0.45%       0.45%       0.45%       0.45%       0.45%       0.45%       0.45%       0.45%
Bond Index-I                     0.25%      0.175%      0.175%      0.175%      0.175%      0.175%      0.175%      0.175%
Limited Maturity Bond            0.30%       0.30%       0.30%       0.30%       0.30%      0.275%       0.25%       0.25%
Money Market                     0.50%       0.50%       0.50%       0.50%       0.50%       0.45%       0.45%       0.45%

Effective June 1, 2004, the Adviser entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of subadvisory services for the Partner Small Cap Value Fund. The subadvisory fee, which is paid by the Adviser from its advisory fee, is 0.60% of average daily net assets.

The Adviser paid Oechsle International Advisors, LLC an annual subadvisory fee for performance of subadvisory services for the Partner International Stock Fund until the termination of the subadvisory agreement on May 1, 2004. The subadvisory fee, which is paid by the Adviser from its advisory fee, was equal to an annual fee of 0.40% on the first $50 million of average daily net assets and 0.35% of average daily net assets over $50 million.

Effective May 1, 2004, the adviser entered into a subadvisory agreement with Mercator Asset Management, LP ("Mercator") and T. Rowe Price International, Inc. ("Price International") for the performance of subadvisory services for the Partner International Stock Fund. The fee payable is equal to 0.47% of average daily net assets subadvised by Mercator. For assets subadvised by Price International, the fee payable is equal to 0.75% of the first $20 million, 0.60% of the next $30 million, and 0.50% of the next $150 million of average daily net assets, with the fee for all of the assets subadvised by Price International 0.50% and 0.45% when assets exceed $200 million and $500 million, respectively.

The Adviser paid Pacific Investment Management Company, LLC (PIMCO) an annual subadvisory fee for performance of subadvisory services for the High Yield Fund. The subadvisory fee, which was paid by the Adviser from its advisory fee, was 0.25% of average daily net assets. Effective June 1, 2004, the subadvisory agreement was terminated.

From November 1, 2003, through July 16, 2004, the following voluntary expense reimbursements were in effect: the LB Growth and LB Value Funds, 1.25% and 0.80% of the average daily net assets of each class of shares, respectively; the LB Limited Maturity Bond Fund, 0.20% of the average daily net assets of Class A shares; and the LB Money Market Fund, 0.10% of the average daily net assets of class A and class B shares. From January 1, 2004, through July 16, 2004, the following additional voluntary expense reimbursements were in effect: LB Growth Fund, 0.35% and 0.25% of the average daily net assets of class A and class B shares, respectively; LB Value Fund, 0.20% and 0.15% of the average daily net assets of class A and class B shares, respectively.

Effective January 1, 2004, the following voluntary expense reimbursements were in effect: the Technology Fund, 0.50% and 1.00% of the average daily net assets of Class A and Class B shares, respectively; the Small Cap Index Fund, 0.20% of the average daily net assets of Class B shares; the Small Cap Value Fund, 0.50% of the average daily net assets of Class A, Class B and Institutional Class shares; the Mid Cap Index Fund 0.50% of the average daily net assets of Class B shares; the Large Cap Index Fund, 0.75% of the average daily net assets of Class A and Class B shares; and the Money Market Fund, 0.10% and 0.40% of the average daily net assets of Class A and Class B shares, respectively. Also effective on January 1, 2004, the Small Cap Index Fund and the Mid Cap Index Fund Class A share expenses were voluntarily reimbursed to limit expenses to 0.95% and 0.90%, respectively, of average daily net assets. Effective February 1, 2004, Class B share expenses were voluntarily reimbursed to limit expenses to 2.75% of average daily net assets for the Technology Fund, Partner Small Cap Value Fund, Small Cap Index Fund, Mid Cap Stock Fund, Partner International Stock Fund and Large Cap Growth Fund. These voluntary expense reimbursements may be discontinued at any time.

Effective July 17, 2004, the following contractual expense reimbursements went into effect: the Technology Fund, 0.50% and 1.00% of the average daily net assets of Class A and Class B shares, respectively; the Small Cap Value Fund, 0.50% of the average daily net assets of the Fund; the Small Cap Index Fund, 0.95% of the average daily net assets of the Fund; the Mid Cap Index Fund 0.90% of the average daily net assets of the Fund; the Large Cap Index Fund, 0.60% of the average daily net assets of the Fund; the Large Cap Growth Fund, 0.80% of the average daily net assets of the Fund; and the Money Market Fund, 0.10% of the average daily net assets of the Fund. The expiration dates for the above mentioned contractual expense reimbursements are as follows; through at least December 31, 2004 for the Technology Fund and the Partner Small Cap Value Fund; through at least July 31, 2005 for the Small Cap Index Fund, the Mid Cap Index Fund and the Large Cap Index Fund; through at least December 31, 2005 for the Large Cap Growth Fund and the Money Market Fund.

Each non-money market Fund may invest cash in the Money Market Fund, subject to certain limitations. During the period or year ended October 31, 2004 all funds with the exception of the Municipal Bond Fund invested. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, the Funds are reimbursed for the amount of investment advisory fees paid to the Adviser through Money Market Fund.

(B) Distribution Plan -- Thrivent Investment Mgt. is also the Trust's distributor. The Trust has adopted a Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Class A shares have a Rule 12b-1 fee of 0.25% (0.125% for the Money Market Fund) of average net assets. Class B Shares have a Rule 12b-1 fee of 1.0% (0.25% for the Limited Maturity Bond Fund and 0.875% for the Money Market Fund) of average net assets.

(C) Sales Charges and Other Fees -- For the year ended October 31, 2004, Thrivent Investment Mgt. received $5,356,316 of aggregate underwriting concessions from the sales of the Trust's Class A and B shares and aggregate contingent deferred sales charges of $425,325 from redemptions of Class A and Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statement of any of the Funds.

The Trust has entered into an accounting services agreement with Thrivent Financial pursuant to which Thrivent Financial provides certain accounting personnel and services. For the period or year ended October 31, 2004 and the year ended April 30, 2004, Thrivent Financial received aggregate fees for accounting personnel and services of $753,365 and $945,014, respectively, from the Trust.

Effective January 1, 2004, Thrivent Investment Mgt. entered an agreement to provide certain administrative personnel and services to the Funds. For the period or year ended October 31, 2004 and the year ended April 30, 2004, Thrivent Investment Mgt. received aggregate fees for administrative personnel and services of $1,227,200 and $484,555, respectively, from the Trust.

Effective April 24, 2004, the Trust entered into an agreement with Thrivent Financial Investor Services Inc. (Thrivent Investor Services) to provide the Funds with transfer agent services. For the period or year ended October 31, 2004, Thrivent Investor Services received $10,363,485 for transfer agent services from the Trust. For the year ended April 30, 2004, Thrivent Investor Services received no fees for the transfer agent services from the Trust.

Each Trustee of the Funds who is not affiliated with Thrivent Financial or the Adviser receives an annual fee of $80,000 from the Funds for services as a Trustee of the Funds and Thrivent Financial Securities Lending Trust and a Director of Thrivent Series Funds, Inc. In addition, the lead independent Trustee and independent chairman each receive an additional fee of $10,000. Each Trustee is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee's fees as if invested in any one of the Funds. The value of each Trustee's deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Trustees not participating in the above plan received $155,697 and $58,859 in fees from the Trust for the period or year ended October 31, 2004 and the year ended April 30, 2004, respectively. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

Certain officers and non-independent trustees of the Funds are officers and directors of Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.


(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:


                                        Accumulated        Accumulated
                                     Net Investment       Net Realized
Fund                                   Income/(Loss)        Gain/(Loss)     Trust Capital
-----------------------------------------------------------------------------------------
Technology                                 $320,711                $--          $(320,711)
Small Cap Stock                           1,136,601         (1,136,601)                --
Mid Cap Growth                            2,231,030          7,164,998         (9,396,028)
Mid Cap Stock                             1,358,463                 --         (1,358,463)
Partner International
Stock                                      (400,626)          (307,090)           707,716
Large Cap Growth                              9,277         21,048,944        (21,058,221)
Large Cap Value                              50,735              4,299            (55,034)
Large Cap Stock                          (2,324,207)         2,309,367             14,840
Balanced                                    341,847           (341,847)                --
High Yield                                  (35,576)            35,576                 --
Partner High Yield                          340,540           (340,540)                --
Municipal Bond                               92,952             (4,057)           (88,895)
Income                                        5,480             (5,480)                --
Core Bond                                 1,202,163         (1,202,163)                --
Bond Index-I                                110,448           (110,448)                --
Limited Maturity Bond                       (16,545)            16,545                 --
Money Market                                 (8,989)                --              8,989

At October 31, 2004, the components of distributable earnings on a tax basis were as follows:


                                      Undistributed      Undistributed
                                           Ordinary          Long-Term
Fund                                         Income       Capital Gain
----------------------------------------------------------------------
Partner Small Cap Value                  $2,375,444         $8,542,961
Small Cap Stock                             703,768         17,450,071
Small Cap Index                              69,767            276,635
Mid Cap Index                                54,776            213,690
Mid Cap Index-I                             118,179            571,854
Partner International Stock                  69,777                 --
Large Cap Value                             884,241                 --
Large Cap Stock                           2,749,517                 --
Large Cap Index                             371,036                 --
Large Cap Index-I                           287,238                 --
Balanced                                    581,977          6,135,520
High Yield                                  640,098                ---
Partner High Yield                          372,659                 --
Municipal Bond *                            287,009                 --
Income                                      185,101                 --
Core Bond                                   235,381                 --
Bond Index-I                                 28,704                 --
Limited Maturity Bond                        38,952            309,329
Money Market                                 73,619                 --

* Municipal Bond Fund undistributed ordinary income is primarily exempt from federal income taxes.

At October 31, 2004, the following Funds had accumulated net realized capital loss carryovers expiring as follows:


                                       Capital Loss         Expiration
Fund                                      Carryover               Year
----------------------------------------------------------------------
Technology                                 $570,441               2008
                                         13,587,499               2009
                                         13,695,973               2010
                                          1,279,762               2011
                                          1,471,537               2012
                                   ----------------
                                        $30,605,212
                                   ================
Mid Cap Growth                           $7,668,327               2008
                                         25,424,814               2009
                                         23,405,061               2010
                                          8,767,898               2011
                                   ----------------
                                        $65,266,100
                                   ================
Mid Cap Stock                           $29,177,953               2010
                                   ================
Partner International Stock             $23,735,760               2009
                                         55,324,117               2010
                                   ----------------
                                        $79,059,877
                                   ================
Large Cap Growth                        $22,500,359               2009
                                          7,054,293               2010
                                   ----------------
                                        $29,554,652
                                   ================
Large Cap Value                          $2,365,296               2009
                                         12,618,744               2010
                                          5,864,750               2011
                                   ----------------
                                        $20,848,790
                                   ================
Large Cap Stock                         $17,288,380               2008
                                        125,280,540               2009
                                         45,072,180               2010
                                   ----------------
                                       $187,641,100
                                   ================
Large Cap Index                            $419,732               2010
                                            505,544               2011
                                   ----------------
                                           $925,276
                                   ================
Large Cap Index-I                        $3,141,169               2010
                                          1,730,425               2011
                                   ----------------
                                         $4,871,594
                                   ================
High Yield                              $18,998,975               2007
                                         15,133,980               2008
                                        125,418,013               2009
                                        223,628,596               2010
                                         90,973,334               2011
                                         11,741,152               2012
                                   ----------------
                                       $485,894,050
                                   ================
Partner High Yield                      $38,563,635               2008
                                         14,003,544               2009
                                         12,668,032               2010
                                            324,797               2012
                                   ----------------
                                        $65,560,008
                                   ================
Municipal Bond                           $9,591,235               2007
                                            328,490               2009
                                            545,473               2012
                                   ----------------
                                        $10,465,198
                                   ================
Income                                  $12,085,418               2008
                                         17,362,752               2010
                                   ----------------
                                        $29,448,170
                                   ================
Core Bond                                $1,246,299               2012
                                   ================
Bond Index-I                               $203,398               2012
                                   ================

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Of the capital loss carryovers attributable to Mid Cap Growth Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, and Large Cap Stock Fund, the following amounts were obtained as a result of the reorganization, as described in Note 1, with LB Opportunity Growth Fund, LB World Growth Fund, LB Growth Fund, LB Value Fund, and LB Fund, respectively:


                                       Capital Loss         Expiration
Fund                                      Carryover               Year
----------------------------------------------------------------------
Mid Cap Growth                           $7,668,327               2008
                                         25,424,814               2009
                                          6,613,531               2010
                                   ----------------
                                        $39,706,672
                                   ================
Partner International Stock             $10,283,536               2009
                                          8,815,509               2010
                                   ----------------
                                        $19,099,045
                                   ================
Large Cap Growth                        $11,207,922               2009
                                          4,875,278               2010
                                   ----------------
                                        $16,083,200
                                   ================
Large Cap Value                          $2,365,296               2009
                                          4,140,620               2010
                                   ----------------
                                         $6,505,916
                                   ================
Large Cap Stock                         $17,288,380               2008
                                        125,280,540               2009
                                         45,072,180               2010
                                   ----------------
                                       $187,641,100
                                   ================

Capital loss carryovers of $19,287,195, $21,368,454, $1,160,319,
$13,040,681, $2,877,636, $12,586,324, $9,067,072, $563,373, $221,417,
$9,247,748 and $9,145,834 were utilized by Mid Cap Growth Fund, Mid Cap Stock Fund, Mid Cap Index Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Large Cap Index Fund, Large Cap Index Fund-I, Balanced Fund and Income Fund. In addition, the following capital loss carryforwards acquired as part of the merger were deemed expired due to provisions under the Internal Revenue
Code: Mid Cap Growth Fund, $7,158,920 and Large Cap Growth Fund,
$21,048,369.


The tax character of distributions paid during the six months ended October 31, 2004, year ended April 30, 2004 and year ended April 30, 2003 was as follows:

                                                    Ordinary                                          Long-Term
                                                      Income                                       Capital Gain
Fund                               10/31/04          4/30/04          4/30/03         10/31/04          4/30/04          4/30/03
--------------------------------------------------------------------------------------------------------------------------------
Partner Small Cap Value            $294,930              $--         $206,590       $1,354,118              $--             $173
Small Cap Stock                  12,732,466               --               --       11,407,705               --               --
Small Cap Index                          --               --               --        1,238,820          116,288          135,306
Mid Cap Index                         6,127               --               --               --               --          330,723
Mid Cap Index-I                      72,377          212,516          295,250          394,912          100,189          452,010
Large Cap Stock                   5,698,855       10,819,813        8,525,456      540,381,430               --               --
Large Cap Index                     188,833          450,406          122,309               --               --               --
Large Cap Index-I                        --          515,759          823,832               --               --               --
Balanced                          3,487,872        7,235,059        6,481,897               --               --               --
Partner High Yield                5,153,432        9,847,328       10,350,092               --               --               --
Core Bond                        10,815,460       23,322,039       24,313,592          493,832               --               --
Bond Index-I                        769,900        2,520,483        4,228,371               --        1,621,152               --
Money Market                      2,327,425        1,596,919        4,644,725               --               --               --

The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                        Tax-Exempt Income                 Ordinary Income                Long-Term Capital Gain
Fund                               10/31/04         10/31/03         10/31/04         10/31/03         10/31/04         10/31/03
--------------------------------------------------------------------------------------------------------------------------------
Partner International Stock             $--              $--         $443,729              $--              $--              $--
Large Cap Growth                         --               --          174,138               --               --               --
Large Cap Value                          --               --          593,663          161,409               --               --
High Yield                               --               --       48,131,067       47,376,867               --               --
Municipal Bond                   38,117,266       32,807,758           51,909          145,601        3,391,003          511,275
Income                                   --               --       25,789,927       28,277,948               --               --
Limited Maturity Bond                    --               --        4,036,301        2,923,760          377,166               --

At October 31, 2004, the gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:


                                                                                                        Net Unrealized
                                                   Federal          Unrealized          Unrealized        Appreciation
Fund                                              Tax Cost        Appreciation       (Depreciation)      (Depreciation)
-----------------------------------------------------------------------------------------------------------------------
Technology                                     $57,662,301          $4,831,266         $(9,660,671)        $(4,829,405)
Partner Small Cap Value                         84,715,964           8,676,877          (1,878,344)          6,798,533
Small Cap Stock                                428,103,263          85,255,351          (9,410,172)         75,845,179
Small Cap Index                                 35,234,241           9,972,329          (2,603,554)          7,368,775
Mid Cap Growth                                 319,583,240          28,943,914          (8,390,390)         20,553,524
Mid Cap Stock                                  910,911,024         118,594,921         (18,334,623)        100,260,298
Mid Cap Index                                   49,219,980           9,200,995          (3,153,010)          6,047,985
Mid Cap Index-I                                 15,140,341           4,461,040          (1,046,225)          3,414,815
Partner International Stock                    312,301,764          21,011,763          (8,909,425)         12,102,338
Large Cap Growth                               110,774,787           5,618,545          (5,110,429)            508,116
Large Cap Value                                295,743,732          46,243,283          (8,921,936)         37,321,347
Large Cap Stock                              3,168,045,418         657,291,108        (131,165,077)        526,126,031
Large Cap Index                                 79,736,100           6,043,328          (8,725,301)         (2,681,973)
Large Cap Index-I                               30,189,905           3,258,738          (3,724,112)           (465,374)
Balanced                                       461,762,077          19,700,291         (16,531,039)          3,169,252
High Yield                                     709,098,336          38,153,487         (15,780,378)         22,373,109
Partner High Yield                             164,479,578           7,402,584            (417,564)          6,985,020
Municipal Bond                               1,168,057,019         120,823,710          (1,816,587)        119,007,123
Income                                         770,274,632          20,252,055          (1,501,418)         18,750,637
Core Bond                                      637,840,950           9,145,588            (713,329)          8,432,259
Bond Index-I                                    40,755,773             574,874             (49,964)            524,910
Limited Maturity Bond                          159,204,024           1,400,767            (264,460)          1,136,307
Money Market                                   949,365,520                  --                  --                  --


(5) DISTRIBUTIONS BY CLASS

Distributions to shareholders, by class, for the period or year ended October 31, 2004 and the years ended April 30, 2004 and April 30, 2003 were as follows:

                                                                       Net Investment Income
                                   ------------------------------------------------------------------------------------------------
                                              For the six months ended,
                                                  October 31, 2004
                                   ------------------------------------------------
                                                                    Institutional
Fund                                      Class A         Class B           Class
------------------------------   ------------------------------------------------
Mid Cap Index Fund                         $6,127             $--             $--
Large Cap Stock Fund                    3,233,249              --         156,199
Large Cap Index Fund                      188,833              --              --
Balanced Fund                           2,267,009          59,233       1,161,630
Partner High Yield Fund                 4,825,734         180,843         146,855
Core Bond Fund                          9,763,845         220,552         831,063
Bond Index Fund-I                              --              --         734,285
Money Market Fund                       1,569,788           4,887         752,750

                                                 For the year ended,                                 For the year ended,
                                                  April 30, 2004                                       April 30, 2003
                                   ----------------------------------------------     -------------------------------------------
                                                                    Institutional                                   Institutional
Fund                                      Class A         Class B           Class         Class A         Class B           Class
------------------------------   --------------------------------------------------------------------------------------------------
Large Cap Stock Fund                  $10,195,390             $--        $624,423      $8,119,482             $--        $405,974
Large Cap Index Fund                      450,406              --              --         122,309              --              --
Balanced Fund                           4,643,481         143,357       2,448,221         511,830         221,480       1,148,587
Partner High Yield Fund                 9,192,442         384,178         270,708       9,575,283         511,785         263,024
Core Bond Fund                         21,399,539         454,489       1,468,011      22,638,728         379,801       1,295,063
Money Market Fund                         976,431           1,593         618,895       3,391,021          12,976       1,240,728

                                                 For the year ended,                               For the year ended,
                                                  October 31, 2004                                  October 31, 2003
                                   ----------------------------------------------     -------------------------------------------
                                                                    Institutional                                   Institutional
Fund                                      Class A         Class B           Class         Class A         Class B           Class
---------------------------------   ----------------------------------------------------------------------------------------------
Partner International Stock Fund         $303,032             $--        $140,697             $--             $--             $--
Large Cap Growth Fund                     141,682              --          32,456              --              --              --
Large Cap Value Fund                      476,584          33,419          83,660         108,463              --          52,946
High Yield Fund                        44,927,119       2,384,261         819,687      43,874,837       2,680,200         821,830
Municipal Bond Fund                    36,988,547       1,019,225         161,403      31,824,017         991,387         137,955
Income Fund                            23,668,888         892,216       1,228,823      25,804,078       1,073,531       1,400,339
Limited Maturity Bond Fund              2,809,251         118,669         393,688       2,337,573         156,829         429,358

                                                                           Net Realized Gains
                                   ------------------------------------------------------------------------------------------------
                                                   For the six months ended,
                                                        October 31, 2004
                                   ------------------------------------------------------------
                                                                    Institutional
Fund                                      Class A         Class B           Class
-----------------------------   --------------------------------------------------
Partner Small Cap Value                $1,273,313        $115,143        $260,592
Small Cap Stock Fund                   21,984,118       1,544,318         611,735
Small Cap Index Fund                    1,238,820              --              --
Large Cap Stock Fund                  513,070,734      14,025,778      15,594,285
Core Bond Fund                            446,614          13,140          34,078
Bond Index Fund-I                              --              --          35,615

                                               For the year ended,                                   For the year ended,
                                                  April 30, 2004                                       April 30, 2003
                                   ----------------------------------------------     -------------------------------------------
                                                                    Institutional                                   Institutional
Fund                                      Class A         Class B           Class         Class A         Class B           Class
---------------------------   ----------------------------------------------------------------------------------------------------
Small Cap Index Fund                     $103,953         $12,335             $--        $123,156         $12,150             $--
Small Cap Value Fund                           --              --              --         168,998          16,195          21,570
Mid Cap Index Fund                             --              --              --         302,359          28,364              --

                                                 For the year ended,                               For the year ended,
                                                  October 31, 2004                                  October 31, 2003
                                   ----------------------------------------------     -------------------------------------------
                                                                    Institutional                                   Institutional
Fund                                      Class A         Class B           Class         Class A         Class B           Class
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                    $3,259,485        $118,588         $12,930        $491,574         $17,651          $2,050
Limited Maturity Bond Fund                891,977          58,322         141,560              --              --              --


(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities -- For the period or year ended October 31, 2004, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                                   In thousands
                                          ----------------------------
Fund                                      Purchases              Sales
----------------------------------------------------------------------
Technology Fund                             $10,585            $11,463
Partner Small Cap Value Fund                 76,493             68,787
Small Cap Stock Fund                        207,044            215,116
Small Cap Index Fund                          5,609             10,693
Mid Cap Growth Fund                         305,872            310,011
Mid Cap Stock Fund                          380,163            408,802
Mid Cap Index Fund                            8,823              3,648
Mid Cap Index Fund-I                          1,646             16,176
Partner International Stock Fund            172,564            173,040
Large Cap Growth Fund                        83,812             64,701
Large Cap Value Fund                         73,667             64,993
Large Cap Stock Fund                      1,400,573          1,539,290
Large Cap Index Fund                         19,833              3,253
Large Cap Index Fund-I                        2,318              1,214
Balanced Fund                               256,165            243,152
High Yield Fund                             442,398            444,200
Partner High Yield Fund                      82,281             73,948
Municipal Bond Fund                          97,422            130,150
Income Fund                                 488,912            520,741
Core Bond Fund                              136,017            126,109
Bond Index Fund-I                             6,139              5,866
Limited Maturity Bond Fund                   80,672             51,916

Purchases and sales of U.S. Government securities were:

                                                   In thousands
                                          ----------------------------
Fund                                      Purchases              Sales
----------------------------------------------------------------------
Balanced Fund                              $191,453           $197,385
Municipal Bond Fund                              --                 --
Income Fund                                 785,103            785,119
Core Bond Fund                              700,349            724,551
Bond Index Fund-I                            50,301             63,651
Limited Maturity Bond Fund                  207,143            213,131

For the year ended April 30, 2004, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                                   In thousands
                                          ----------------------------
Fund                                      Purchases              Sales
----------------------------------------------------------------------
Technology Fund                             $32,149            $28,396
Partner Small Cap Value Fund                 52,557             39,386
Small Cap Stock Fund                        377,568            391,134
Small Cap Index Fund                         11,107              5,408
Mid Cap Stock Fund                          946,973          1,008,450
Mid Cap Index Fund                           11,615             10,686
Mid Cap Index Fund-I                          6,736              3,347
Large Cap Stock Fund                        598,988            904,190
Large Cap Index Fund                         21,957              2,433
Large Cap Index Fund-I                        7,711             45,235
Balanced Fund                               162,167            208,638
Partner High Yield Fund                     121,030            116,678
Core Bond Fund                              390,044            443,760
Bond Index Fund-I                            12,974             25,281

Purchases and sales of U.S. Government securities were:

                                                   In thousands
                                          ----------------------------
Fund                                      Purchases              Sales
----------------------------------------------------------------------
Balanced Fund                              $576,953           $563,334
Core Bond Fund                            2,135,070          2,102,632
Bond Index Fund-I                           137,373            162,444

(B) Investments in Restricted Securities -- The High Yield Fund and Partner High Yield Fund own restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $7,215,030 and $1,004,549 at October 31, 2004, which represented 1.12%
and 0.67% of the net assets of the High Yield Fund and Partner High Yield Fund, respectively. The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities -- The High Yield Fund and the Partner High Yield Fund invest primarily in high-yielding fixed-income securities. Each of the other Funds except the Municipal Bond Fund and the Money Market Fund may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts -- The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts -- The number of contracts and premium amounts associated with call option contracts written during the year ended October 31, 2004, were as follows:

                                        Thrivent Large Cap Growth Fund
                                     ---------------------------------
                                          Number of            Premium
                                          Contracts             Amount
                                     ---------------------------------
Balance at October 31, 2003                       3               $591
Opened                                          196             19,065
Closed                                         (169)           (17,636)
Expired                                         (11)              (731)
Exercised                                        (5)              (660)
                                     --------------       ------------
Balance at October 31, 2004                      14               $629
                                     ==============       ============
                                                  Income Fund
                                     ---------------------------------
                                          Number of            Premium
                                          Contracts             Amount
                                     ---------------------------------
Balance at October 31, 2003                      --                $--
Opened                                        2,050            962,143
Closed                                       (1,650)          (857,199)
Expired                                        (400)          (104,944)
Exercised                                        --                 --
                                     --------------       ------------
Balance at October 31, 2004                      --                $--
                                     ==============       ============

(7) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the period or year ended October 31, 2004, in the Money Market Fund, is as follows:

                                            Gross           Gross     Balance of Shares                           Dividend Income
                                    Purchases and       Sales and      Held October 31,              Value          Period Ending
                                        Additions      Reductions                  2004   October 31, 2004       October 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
Technology Fund                        $6,230,656      $6,313,726             1,725,890         $1,725,890                 $8,949
Partner Small Cap Value Fund           10,321,118       9,402,386             3,940,350          3,940,350                 11,666
Small Cap Stock Fund                   13,445,095       3,924,615            20,904,511         20,904,511                 71,710
Small Cap Index Fund                    4,178,789       4,691,145               797,953            797,953                  5,157
Mid Cap Growth Fund*                   19,597,641       7,779,882            11,817,759         11,817,759                 23,509
Mid Cap Stock Fund                     21,447,295       7,272,869            25,587,360         25,587,360                 71,265
Mid Cap Index Fund                      7,157,131       8,017,569               987,971            987,971                  7,330
Mid Cap Index Fund-I                    5,765,022       5,733,739               775,200            775,200                  2,424
Partner International Stock Fund        5,700,697       1,509,698             4,199,642          4,199,642                  5,441
Large Cap Growth Fund                   8,060,623       7,684,016             1,956,441          1,956,441                  9,965
Large Cap Value Fund                   13,022,214      11,592,904             3,502,967          3,502,967                 12,171
Large Cap Stock Fund                   15,616,361         538,582            26,426,574         26,426,574                 76,913
Large Cap Index Fund                   11,943,644      12,332,538             2,255,900          2,255,900                 10,942
Large Cap Index Fund-I                  2,761,052       3,697,697               322,075            322,075                  3,208
Balanced Fund                           8,874,621         504,059            19,713,788         19,713,788                 62,938
High Yield Fund*                       27,685,777       6,928,910            20,756,868         20,756,868                 49,506
Partner High Yield Fund                28,188,967      23,220,447             5,830,770          5,830,770                 21,795
Income Fund*                           26,878,144              --            26,878,144         26,878,144                 53,598
Core Bond Fund                         13,932,348         606,490            24,736,627         24,736,627                 70,738
Bond Index Fund-I                         473,938       1,245,531             1,199,046          1,199,046                  6,387
Limited Maturity Bond Fund*             6,036,485         323,267             5,713,217          5,713,217                 14,068

* Gross Purchases and Additions, Gross Sales and Reductions and Dividend income represented is for the fiscal year from November 1, 2003 through October 31, 2004.

A summary of transactions for the year ended April 30, 2004, in the Money Market Fund, is as follows:

                                            Gross           Gross     Balance of Shares                           Dividend Income
                                    Purchases and       Sales and        Held April 30,              Value          May 1, 2003 -
Fund                                    Additions      Reductions                  2004     April 30, 2004         April 30, 2004
---------------------------------------------------------------------------------------------------------------------------------
Technology Fund                        $9,300,669      $9,048,497             1,808,961         $1,808,961                $11,432
Partner Small Cap Value Fund           18,030,826      16,376,083             3,021,618          3,021,618                 12,749
Small Cap Stock Fund                   95,815,803      86,320,510            11,384,032         11,384,032                 61,877
Small Cap Index Fund                    8,456,256       7,207,865             1,310,309          1,310,309                  4,701
Mid Cap Stock Fund                     34,738,233      35,734,232            11,412,934         11,412,934                 65,302
Mid Cap Index Fund                     10,264,001       8,951,572             1,848,410          1,848,410                  6,102
Mid Cap Index Fund-I                    9,200,461       8,987,929               743,917            743,917                  4,774
Large Cap Stock Fund                   41,930,207      39,121,873            11,348,795         11,348,795                 56,067
Large Cap Index Fund                   16,817,249      15,342,975             2,644,795          2,644,795                  8,630
Large Cap Index Fund-I                  9,811,309      11,265,307             1,258,720          1,258,720                  5,182
Balanced Fund                          41,477,743      42,729,668            11,343,227         11,343,227                 65,549
Core Bond Fund                         41,384,165      40,412,707            11,410,769         11,410,769                 66,366
Bond Index Fund-I                       2,232,087       4,180,417             1,970,640          1,970,640                 14,135


A summary of transactions for the period ended October 31, 2004, in the Thrivent Financial Securities Lending Trust, is as follows:

                                            Gross           Gross     Balance of Shares
                                    Purchases and       Sales and      Held October 31,              Value
                                        Additions      Reductions                  2004   October 31, 2004
----------------------------------------------------------------------------------------------------------
Technology Fund                        $4,270,725      $1,010,219             3,260,506         $3,260,506
Partner Small Cap Value Fund           16,492,901       5,072,775            11,420,126         11,420,126
Small Cap Stock Fund                  114,047,459      46,320,321            67,727,138         67,727,138
Small Cap Index Fund                    9,706,847       2,451,370             7,255,477          7,255,477
Mid Cap Growth Fund                    81,968,658      48,916,468            33,052,190         33,052,190
Mid Cap Stock Fund                    253,066,827     112,199,734           140,867,093        140,867,093
Mid Cap Index Fund                      9,037,025       3,035,168             6,001,857          6,001,857
Mid Cap Index Fund-I                    4,501,978       3,205,364             1,296,614          1,296,614
Partner International Stock Fund       83,508,659      35,529,570            47,979,089         47,979,089
Large Cap Growth Fund                   3,011,367       1,357,233             1,654,134          1,654,134
Large Cap Value Fund                   31,099,033      25,262,802             5,836,231          5,836,231
Large Cap Stock Fund                  218,807,553     179,919,035            38,888,518         38,888,518
Large Cap Index Fund                    1,927,226       1,105,463               821,763            821,763
Large Cap Index Fund-I                    618,274         295,301               322,973            322,973
Balanced Fund                          62,921,339      27,741,080            35,180,259         35,180,259
High Yield Fund                       129,802,273      32,741,189            97,061,084         97,061,084
Partner High Yield Fund                31,110,675       6,359,512            24,751,163         24,751,163
Income Fund                           197,660,349      79,606,198           118,054,151        118,054,151
Core Bond Fund                        101,920,033      52,951,625            48,968,408         48,968,408
Bond Index Fund-I                      11,051,123       4,057,241             6,993,882          6,993,882
Limited Maturity Bond Fund             41,958,705      24,006,232            17,952,473         17,952,473


(8) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest of all of the Funds. Transactions in Fund shares were as follows:

                                                                              Technology Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                         Class B               Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        4,378,722    $10,489,136        322,042       $750,091      1,021,683     $2,634,557
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (2,641,039)    (6,232,216)       (93,926)      (214,226)    (2,620,400)    (7,068,273)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  1,737,683     $4,256,920        228,116       $535,865     (1,598,717)   $(4,433,716)
                                        =============  =============  =============  =============  =============  =============

Year Ended April 30, 2004
-------------------------
Sold                                        4,806,864    $15,567,018        478,699     $1,515,638         15,237        $52,999
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (3,544,283)   (11,544,431)      (290,521)      (892,403)        (3,779)       (13,549)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  1,262,581     $4,022,587        188,178       $623,235         11,458        $39,450
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
-----------------------------
Sold                                        1,101,807     $3,480,815        122,735       $372,864             --            $--
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (1,107,219)    (3,504,722)      (111,412)      (338,348)        (2,434)        (7,942)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                     (5,412)      $(23,907)        11,323        $34,516         (2,434)       $(7,942)
                                        =============  =============  =============  =============  =============  =============


                                                                         Partner Small Cap Value Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                         Class B               Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        1,707,983    $16,485,676        143,733     $1,344,321        113,249     $1,004,332
Dividends and distributions reinvested         15,616        168,804          1,507         16,199          1,983         21,570
Redeemed                                     (667,504)    (5,973,043)       (26,573)      (236,673)       (10,034)       (89,991)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  1,056,095    $10,681,437        118,667     $1,123,847        105,198       $935,911
                                        =============  =============  =============  =============  =============  =============

Year Ended April 30, 2004
-------------------------
Sold                                        1,231,692    $15,453,286        133,641     $1,636,852        401,305     $4,993,888
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                     (472,176)    (5,830,858)       (22,832)      (280,334)       (62,832)      (748,439)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    759,516     $9,622,428        110,809     $1,356,518        338,473     $4,245,449
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
-----------------------------
Sold                                          742,406    $10,112,865         65,575       $871,219        195,176     $2,747,242
Dividends and distributions reinvested         90,752      1,266,898          8,403        114,535         18,210        260,592
Redeemed                                     (259,660)    (3,526,731)      (115,284)    (1,578,984)       (48,458)      (668,148)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    573,498     $7,853,032        (41,306)     $(593,230)       164,928     $2,339,686
                                        =============  =============  =============  =============  =============  =============


                                                                            Small Cap Stock Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                         Class B               Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        3,978,322    $47,496,197        344,965     $3,866,489        413,374     $5,035,811
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (4,121,616)   (46,901,963)      (805,925)    (8,837,854)      (194,264)    (2,236,645)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   (143,294)      $594,234       (460,960)   $(4,971,365)       219,110     $2,799,166
                                        =============  =============  =============  =============  =============  =============

Year Ended April 30, 2004
-------------------------
Sold                                        3,342,207    $50,108,302        342,789     $4,814,140        104,729     $1,652,803
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (3,279,853)   (48,832,120)      (621,536)    (8,523,200)       (29,772)      (487,580)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                     62,354     $1,276,182       (278,747)   $(3,709,060)        74,957     $1,165,223
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
-----------------------------
Sold                                        1,260,434    $19,945,439        126,878     $1,847,151          5,319        $88,882
Dividends and distributions reinvested             (2)    21,853,599        102,365      1,536,504         31,839        541,258
Redeemed                                   (1,512,435)   (23,934,542)      (227,849)    (3,338,952)        (7,213)      (123,060)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   (252,003)   $17,864,496          1,394        $44,703         29,945       $507,080
                                        =============  =============  =============  =============  =============  =============


                                                            Small Cap Index Fund
                                        ----------------------------------------------------------
                                                    Class A                     Class B
                                        ----------------------------  ----------------------------
Year Ended April 30, 2003                      Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------
Sold                                          682,065     $6,246,710         86,130       $762,168
Dividends and distributions reinvested         11,890        122,343          1,199         12,149
Redeemed                                     (281,412)    (2,448,619)       (11,373)       (95,183)
                                        -------------  -------------  -------------  -------------
Net change                                    412,543     $3,920,434         75,956       $679,134
                                        =============  =============  =============  =============

Year Ended April 30, 2004
-------------------------
Sold                                          759,328     $8,765,026        125,231     $1,438,820
Dividends and distributions reinvested          8,435        102,742          1,040         12,300
Redeemed                                     (264,570)    (3,014,785)       (13,264)      (146,498)
                                        -------------  -------------  -------------  -------------
Net change                                    503,193     $5,852,983        113,007     $1,304,622
                                        =============  =============  =============  =============

Period Ended October 31, 2004
-----------------------------
Sold                                        1,404,271    $17,285,116         (5,828)      $(70,292)
Dividends and distributions reinvested         97,161      1,225,204             --             --
Redeemed                                   (1,504,389)   (18,810,175)      (366,594)    (4,286,987)
                                        -------------  -------------  -------------  -------------
Net change                                     (2,957)     $(299,855)      (372,422)   $(4,357,279)
                                        =============  =============  =============  =============


                                                                         Mid Cap Growth Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                         Class B               Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003                    Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        1,843,623    $19,309,751        673,828     $6,639,295        126,925     $1,368,975
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (1,751,690)   (17,830,900)      (918,187)    (9,027,730)      (851,835)    (8,545,816)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                     91,933     $1,478,851       (244,359)   $(2,388,435)      (724,910)   $(7,176,841)
                                        =============  =============  =============  =============  =============  =============

Year Ended October 31, 2004
---------------------------
Sold                                        2,055,600    $24,128,164        571,582     $6,410,188        278,617     $3,428,236
Issued in connection with merger           10,611,233   $129,278,193        892,327    $10,310,007         41,441       $528,975
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (2,161,125)   (26,804,122)      (889,797)   (10,565,737)      (128,402)    (1,661,609)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 10,505,708   $126,602,235        574,112     $6,154,458        191,656     $2,295,602
                                        =============  =============  =============  =============  =============  =============


                                                                             Mid Cap Stock Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                         Class B               Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        5,622,797    $61,355,828        436,184     $4,433,244        428,076     $4,775,897
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (9,968,058)  (104,853,157)      (856,791)    (8,546,850)      (417,793)    (4,575,270)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (4,345,261)  $(43,497,329)      (420,607)   $(4,113,606)        10,283       $200,627
                                        =============  =============  =============  =============  =============  =============

Year Ended April 30, 2004
-------------------------
Sold                                        4,574,691    $60,126,709        427,350     $5,204,771        375,149     $5,057,016
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (7,956,658)  (103,176,578)      (620,611)    (7,370,345)      (280,523)    (3,823,823)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (3,381,967)  $(43,049,869)      (193,261)   $(2,165,574)        94,626     $1,233,193
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
-----------------------------
Sold                                        1,633,396    $23,020,155        145,769     $1,877,243        145,257     $2,131,966
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (3,311,971)   (46,730,644)      (231,560)    (2,975,557)      (161,084)    (2,355,628)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (1,678,575)  $(23,710,489)       (85,791)   $(1,098,314)       (15,827)     $(223,662)
                                        =============  =============  =============  =============  =============  =============


                                            Mid Cap Index Fund-I                           Mid Cap Index Fund
                                        ----------------------------  ----------------------------------------------------------
                                             Institutional Class                Class A                       Class B
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                          453,532     $4,084,475      1,072,267     $9,537,229        114,965       $977,283
Dividends and distributions reinvested         79,150        704,768         35,578        299,925          3,443         28,333
Redeemed                                     (371,137)    (3,273,942)      (478,709)    (4,034,206)       (21,403)      (177,847)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    161,545     $1,515,301        629,136     $5,802,948         97,005       $827,769
                                        =============  =============  =============  =============  =============  =============

Year Ended April 30, 2004
-------------------------
Sold                                          786,601     $8,854,724      1,077,267    $11,716,850        163,505     $1,744,648
Dividends and distributions reinvested         25,553        298,459             --             --             --             --
Redeemed                                     (449,628)    (5,201,164)    (1,079,523)   (10,697,111)       (26,853)      (282,042)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    362,526     $3,952,019         (2,256)    $1,019,739        136,652     $1,462,606
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
-----------------------------
Sold                                        2,151,007    $25,620,513      1,021,029    $11,631,612            289         $3,191
Dividends and distributions reinvested         36,279        433,175            546          6,053             --             --
Redeemed                                   (3,419,569)   (40,604,961)      (225,256)    (2,592,956)      (487,318)    (5,337,751)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (1,232,283)  $(14,551,273)       796,319     $9,044,709       (487,029)   $(5,334,560)
                                        =============  =============  =============  =============  =============  =============


                                                                      Partner International Stock Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                         Class B               Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003                    Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        1,077,423     $8,050,781        242,973     $1,683,215      3,126,322    $22,169,372
Redeemed                                   (1,742,473)   (12,872,578)      (431,284)    (3,010,415)    (3,776,424)   (27,486,273)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   (665,050)   $(4,821,797)      (188,311)   $(1,327,200)      (650,102)   $(5,316,901)
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
-----------------------------
Sold                                        2,364,771    $21,071,170        313,189     $2,714,013         65,475       $623,973
Issued in connection with merger           19,027,683   $152,596,813        971,614     $7,660,968        434,570     $3,134,815
Dividends and distributions reinvested         32,978        298,809             --             --         14,909        140,291
Redeemed                                   (1,782,300)   (15,887,045)      (427,424)    (3,701,765)      (275,228)    (2,601,408)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 19,643,132   $158,079,747        857,379     $6,673,216        239,726     $1,297,671
                                        =============  =============  =============  =============  =============  =============


                                                                             Large Cap Growth Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                         Class B               Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003                    Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                          741,003     $7,172,020        299,250     $2,753,280         31,830       $304,741
Redeemed                                     (546,181)    (5,053,595)      (184,590)    (1,725,929)      (253,348)    (2,362,710)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    194,822     $2,118,425        114,660     $1,027,351       (221,518)   $(2,057,969)
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
-----------------------------
Sold                                        3,550,500    $21,959,403        553,914     $4,118,996        391,031     $4,562,413
Issued in connection with merger           13,812,952    $36,025,360      2,809,120     $3,733,228      1,442,515     $3,114,548
Dividends and distributions reinvested         12,690        139,340             --             --          2,580         29,721
Redeemed                                   (1,191,736)    (7,461,718)      (231,562)    (1,497,423)      (208,611)    (2,371,551)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 16,184,406    $50,662,385      3,131,472     $6,354,801      1,627,515     $5,335,131
                                        =============  =============  =============  =============  =============  =============


                                                                            Large Cap Value Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                         Class B               Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003                    Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                          636,237     $7,099,126        244,028     $2,660,649         15,190       $166,295
Dividends and distributions reinvested          9,825        103,062             --             --          1,897         20,016
Redeemed                                     (513,679)    (5,621,828)      (166,497)    (1,878,345)      (156,442)    (1,715,996)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    132,383     $1,580,360         77,531       $782,304       (139,355)   $(1,529,685)
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
-----------------------------
Sold                                        1,699,605    $22,129,671        265,199     $3,456,925        202,382     $2,611,219
Issued in connection with merger           19,232,539   $214,351,706        620,825     $6,447,542      1,147,248    $12,769,293
Dividends and distributions reinvested         34,922        467,277          2,498         33,179            653          8,762
Redeemed                                   (1,183,749)   (15,305,346)      (155,690)    (2,001,228)       (92,416)    (1,211,835)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 19,783,317   $221,643,308        732,832     $7,936,418      1,257,867    $14,177,439
                                        =============  =============  =============  =============  =============  =============



                                                                           Large Cap Stock Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                         Class B               Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        7,453,661   $188,742,782        509,708    $12,339,095        976,708    $24,557,544
Dividends and distributions reinvested        318,131      8,009,547             --             --         14,388        366,892
Redeemed                                  (18,886,433)  (464,941,823)    (1,561,730)   (37,394,305)      (515,719)   (12,916,711)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                (11,114,641) $(268,189,494)    (1,052,022)  $(25,055,210)       475,377    $12,007,725
                                        =============  =============  =============  =============  =============  =============

Year Ended April 30, 2004
-------------------------
Sold                                        6,751,343   $191,018,783        562,079    $15,122,456        633,557    $17,877,502
Dividends and distributions reinvested        359,246     10,051,966             --             --         20,616        577,002
Redeemed                                  (13,157,567)  (370,317,835)    (1,187,337)   (31,754,804)      (430,599)   (12,332,453)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (6,046,978) $(169,247,086)      (625,258)  $(16,632,348)       223,574     $6,122,051
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
-----------------------------
Sold                                        3,051,135    $78,745,630        287,566     $6,852,937        233,966     $5,999,754
Issued in connection with merger           31,412,345    729,068,165      2,655,938     57,377,788      1,215,070    $28,316,042
Dividends and distributions reinvested     21,708,014    508,624,786        641,473     13,990,530        631,690     14,863,662
Redeemed                                   (8,896,997)  (224,972,207)      (782,350)   (18,324,778)      (312,239)    (7,928,296)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 47,274,497 $1,091,466,374      2,802,627    $59,896,477      1,768,487    $41,251,162
                                        =============  =============  =============  =============  =============  =============


                                                            Large Cap Index Fund                       Large Cap Index Fund-I
                                        ----------------------------------------------------------  ----------------------------
                                                   Class A                         Class B               Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        3,307,437    $21,158,281      1,709,196    $10,690,308        211,984     $1,280,873
Dividends and distributions reinvested         46,003        277,400         20,081        120,685             --             --
Redeemed                                   (2,051,928)   (12,531,282)    (1,440,451)    (8,615,260)       (20,768)      (109,475)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  1,301,512     $8,904,399        288,826     $2,195,733        191,216     $1,171,398
                                        =============  =============  =============  =============  =============  =============

Year Ended April 30, 2004
-------------------------
Sold                                        1,392,569     $9,982,529      2,957,536    $21,872,449        454,015     $3,314,531
Dividends and distributions reinvested         66,171        498,930         58,659        445,806             --             --
Redeemed                                   (7,488,824)   (49,652,493)      (707,716)    (5,182,368)      (144,682)      (980,418)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (6,030,084)  $(39,171,034)     2,308,479    $17,135,887        309,333     $2,334,113
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
-----------------------------
Sold                                        3,656,440    $27,808,082           (106)          $266        379,803     $2,892,903
Dividends and distributions reinvested         25,088        186,653             --             --             --             --
Redeemed                                     (595,096)    (4,545,027)      (855,054)    (6,293,202)      (387,829)    (2,953,200)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  3,086,432    $23,449,708       (855,160)   $(6,292,936)        (8,026)      $(60,297)
                                        =============  =============  =============  =============  =============  =============



                                                                             Balanced Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                         Class B               Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        3,416,858    $36,196,164        307,223     $3,230,520     10,690,466   $114,145,026
Dividends and distributions reinvested        477,441      4,991,386         20,998        219,526        111,076      1,145,377
Redeemed                                   (6,156,135)   (64,447,749)      (461,808)    (4,789,207)    (1,086,816)   (11,220,338)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (2,261,836)  $(23,260,199)      (133,587)   $(1,339,161)     9,714,726   $104,070,065
                                        =============  =============  =============  =============  =============  =============

Year Ended April 30, 2004
-------------------------
Sold                                        3,776,828    $43,526,295        463,346     $5,319,971        514,280     $5,834,784
Dividends and distributions reinvested        395,804      4,525,726         12,555        142,480        214,186      2,445,230
Redeemed                                   (4,583,294)   (52,689,198)      (677,332)    (7,751,445)    (1,219,918)   (14,074,212)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   (410,662)   $(4,637,177)      (201,431)   $(2,288,994)      (491,452)   $(5,794,198)
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
-----------------------------
Sold                                        1,816,992    $21,021,555        161,973     $1,865,064        131,304     $1,518,211
Dividends and distributions reinvested        189,492      2,213,531          5,064         58,887         99,438      1,160,233
Redeemed                                   (2,284,043)   (26,471,724)      (275,708)    (3,172,804)      (585,322)    (6,751,213)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   (277,559)   $(3,236,638)      (108,671)   $(1,248,853)      (354,580)   $(4,072,769)
                                        =============  =============  =============  =============  =============  =============


                                                                              High Yield Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                         Class B               Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003                    Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       13,164,586    $62,463,213      1,311,403     $6,233,069        412,950     $2,005,720
Dividends and distributions reinvested      6,421,210     30,392,191        430,220      2,030,090         89,645        421,500
Redeemed                                  (20,850,691)   (97,700,547)    (2,842,387)   (13,417,073)      (945,008)    (4,256,199)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (1,264,895)   $(4,845,143)    (1,100,764)   $(5,153,914)      (442,413)   $(1,828,979)
                                        =============  =============  =============  =============  =============  =============

Year Ended October 31, 2004
---------------------------
Sold                                       12,967,036    $66,613,441      1,277,916     $6,562,757        193,689       $996,646
Dividends and distributions reinvested      6,162,299     31,656,410        346,863      1,781,502         87,153        447,945
Redeemed                                  (18,317,905)   (93,891,744)    (2,462,908)   (12,641,951)      (491,310)    (2,514,135)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    811,430     $4,378,107       (838,129)   $(4,297,692)      (210,468)   $(1,069,544)
                                        =============  =============  =============  =============  =============  =============


                                                                         Partner High Yield Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                         Class B               Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        3,571,703    $20,664,401        121,452       $704,358         98,715       $585,893
Dividends and distributions reinvested      1,105,584      6,321,840         51,479        293,654         32,306        184,899
Redeemed                                   (5,121,145)   (29,402,824)      (551,791)    (3,145,287)       (42,075)      (241,368)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   (443,858)   $(2,416,583)      (378,860)   $(2,147,275)        88,946       $529,424
                                        =============  =============  =============  =============  =============  =============

Year Ended April 30, 2004
-------------------------
Sold                                        5,669,568    $37,096,535        367,922     $2,408,588         90,909       $601,573
Dividends and distributions reinvested        944,456      6,171,574         37,212        243,215         30,328        198,104
Redeemed                                   (4,676,650)   (30,579,003)      (417,293)    (2,720,137)       (60,672)      (399,956)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  1,937,374    $12,689,106        (12,159)      $(68,334)        60,565       $399,721
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
-----------------------------
Sold                                        1,533,085     $9,966,887         91,413       $594,958         54,640       $364,301
Dividends and distributions reinvested        512,210      3,352,223         19,893        130,190         15,753        103,030
Redeemed                                   (2,016,152)   (13,123,612)      (175,041)    (1,138,997)       (13,071)       (85,367)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                     29,143       $195,498        (63,735)     $(413,849)        57,322       $381,964
                                        =============  =============  =============  =============  =============  =============


                                                                             Municipal Bond Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                         Class B               Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003                    Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        6,146,057    $56,334,457        766,509     $7,005,554          7,567        $69,320
Dividends and distributions reinvested      2,746,668     25,140,069         98,141        895,838         12,782        116,953
Redeemed                                   (8,775,939)   (80,247,790)      (638,582)    (5,828,311)       (88,608)      (811,452)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    116,786     $1,226,736        226,068     $2,073,081        (68,259)     $(625,179)
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
------------------------------
Sold                                        5,283,299    $52,498,243        373,718     $3,555,759         45,330       $469,448
Issued in connection with merger           40,830,245   $593,690,801        594,393    $11,997,514        186,112     $2,600,492
Dividends and distributions reinvested      3,255,331     32,523,962        104,651      1,022,731         13,318        129,681
Redeemed                                  (10,602,532)  (106,080,699)      (793,867)    (7,713,169)       (87,338)      (886,137)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 38,766,343   $572,632,307        278,895     $8,862,835        157,422     $2,313,484
                                        =============  =============  =============  =============  =============  =============


                                                                               Income Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                         Class B               Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003                    Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        4,413,923    $38,031,533        679,025     $5,829,800        429,970     $3,717,434
Dividends and distributions reinvested      2,396,703     20,675,394        112,059        963,933        130,150      1,117,607
Redeemed                                  (12,543,767)  (108,176,805)    (1,130,926)    (9,767,362)    (2,495,027)   (21,285,061)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (5,733,141)  $(49,469,878)      (339,842)   $(2,973,629)    (1,934,907)  $(16,450,020)
                                        =============  =============  =============  =============  =============  =============

Year Ended October 31, 2004
---------------------------
Sold                                        3,887,866    $34,112,612        542,851     $4,763,702      1,157,800    $10,116,173
Dividends and distributions reinvested      2,169,580     19,032,301         90,647        793,369        108,872        954,061
Redeemed                                  (10,849,302)   (95,065,549)    (1,234,123)   (10,800,307)      (874,855)    (7,665,479)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (4,791,856)  $(41,920,636)      (600,625)   $(5,243,236)       391,817     $3,404,755
                                        =============  =============  =============  =============  =============  =============


                                                                               Core Bond Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                         Class B               Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       13,943,165   $139,480,773        694,640     $6,970,962      1,245,466    $12,470,799
Dividends and distributions reinvested      1,960,681     19,731,887         32,703        329,579         96,159        968,203
Redeemed                                  (10,827,360)  (109,048,807)      (253,040)    (2,550,859)      (833,907)    (8,360,303)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  5,076,486    $50,163,853        474,303     $4,749,682        507,718     $5,078,699
                                        =============  =============  =============  =============  =============  =============

Year Ended April 30, 2004
-------------------------
Sold                                        5,653,487    $58,308,498        383,777     $3,959,757      1,378,445    $14,193,753
Dividends and distributions reinvested      1,812,181     18,654,274         39,732        409,278        113,584      1,169,915
Redeemed                                  (13,119,716)  (135,051,219)      (380,664)    (3,925,602)      (925,273)    (9,539,157)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (5,654,048)  $(58,088,447)        42,845       $443,433        566,756     $5,824,511
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
-----------------------------
Sold                                        2,865,571    $29,002,899        113,437     $1,145,892        290,180     $2,925,806
Dividends and distributions reinvested        841,258      8,942,614         20,091        216,618         64,941        687,894
Redeemed                                   (4,633,806)   (46,858,735)      (162,999)    (1,648,832)      (220,235)    (2,224,598)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   (926,977)   $(8,913,222)       (29,471)     $(286,322)       134,886     $1,389,102
                                        =============  =============  =============  =============  =============  =============


                                              Bond Index Fund-I
                                        ----------------------------
                                              Institutional Class
                                        ----------------------------
Year Ended April 30, 2003                      Shares         Amount
------------------------------          -------------  -------------
Sold                                        3,796,017    $40,643,025
Dividends and distributions reinvested        120,233      1,301,035
Redeemed                                   (2,145,587)   (23,225,442)
                                        -------------  -------------
Net change                                  1,770,663    $18,718,618
                                        =============  =============

Year Ended April 30, 2004
-------------------------
Sold                                          288,268     $3,085,266
Dividends and distributions reinvested        343,233      3,576,837
Redeemed                                   (3,999,283)   (43,993,681)
                                        -------------  -------------
Net change                                 (3,367,782)  $(37,331,578)
                                        =============  =============

Period Ended October 31, 2004
-----------------------------
Sold                                           92,888       $938,552
Dividends and distributions reinvested         66,095        667,845
Redeemed                                   (1,496,977)   (14,929,702)
                                        -------------  -------------
Net change                                 (1,337,994)  $(13,323,305)
                                        =============  =============


                                                                         Limited Maturity Bond Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                         Class B               Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2003                    Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        4,184,022    $54,311,427         32,523       $421,341        145,089     $1,900,573
Dividends and distributions reinvested        179,498      2,330,628          1,708         22,182          7,476         96,925
Redeemed                                   (3,239,055)   (42,058,847)       (13,604)      (176,671)      (123,997)    (1,601,554)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  1,124,465    $14,583,208         20,627       $266,852         28,568       $395,944
                                        =============  =============  =============  =============  =============  =============

Year Ended October 31, 2004
---------------------------
Sold                                        5,568,801    $72,051,989         47,393       $610,409        107,663     $1,399,167
Dividends and distributions reinvested        274,005      3,545,407          2,733         35,373         11,666        150,913
Redeemed                                   (3,518,146)   (45,476,073)      (358,634)    (4,579,334)      (490,310)    (6,281,856)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  2,324,660    $30,121,323       (308,508)   $(3,933,552)      (370,981)   $(4,731,776)
                                        =============  =============  =============  =============  =============  =============


                                                                              Money Market Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                         Class B               Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                      383,009,911   $383,009,911      3,160,982     $3,160,982    774,040,495   $774,040,495
Dividends and distributions reinvested      3,321,618      3,321,618         12,249         12,249      1,015,369      1,015,369
Redeemed                                 (436,462,816)  (436,462,816)    (3,143,731)    (3,143,731)  (801,421,347)  (801,421,347)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                (50,131,287)  $(50,131,287)        29,500        $29,500    (26,365,483)  $(26,365,483)
                                        =============  =============  =============  =============  =============  =============

Year Ended April 30, 2004
-------------------------
Sold                                      269,520,767   $269,520,767      1,422,984     $1,422,984    480,119,771   $480,119,771
Dividends and distributions reinvested        956,917        956,917          1,462          1,462        538,327        538,327
Redeemed                                 (357,898,855)  (357,898,855)    (2,453,006)    (2,453,006)  (457,461,310)  (457,461,310)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                (87,421,171)  $(87,421,171)    (1,028,560)   $(1,028,560)    23,196,788    $23,196,788
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
-----------------------------
Sold                                      273,485,180   $273,485,177      1,426,695     $1,426,696    332,158,782   $332,158,782
Issued in connection with merger          450,318,699    450,318,699        853,031       $853,031      6,797,312      6,797,312
Dividends and distributions reinvested      1,644,396      1,644,396          4,933          4,933        688,399        688,399
Redeemed                                 (300,865,031)  (300,865,031)    (1,220,775)    (1,220,775)  (208,578,274)  (208,578,274)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                424,583,244   $424,583,241      1,063,884     $1,063,885    131,066,219   $131,066,219
                                        =============  =============  =============  =============  =============  =============


(9) LINE OF CREDIT

Effective May 1, 2003, Thrivent Mutual Funds, along with Thrivent Series Fund, Inc., entered into an unsecured $75 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement would bear interest at the Federal Funds rate plus 0.50%. The Funds were allowed to borrow money for temporary or emergency purposes to fund shareholder redemptions. The Funds did not borrow against the line during the period or year ended October 31, 2004. The line of credit was allowed to expire on April 29, 2004.




Thrivent Mutual Funds
Financial Highlights

                                                                        Technology Fund
                                                                        Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year         Period
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002      4/30/2001(f)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $3.20          $2.50          $3.15          $5.13         $10.00

Income from Investment Operations
Net investment (loss)                           (0.02)         (0.03)         (0.05)         (0.06)         (0.05)
Net realized and unrealized gain/(loss)
on investments (b)                               0.10           0.73          (0.60)         (1.92)         (4.82)

Total from Investment Operations                 0.08           0.70          (0.65)         (1.98)         (4.87)

Net Asset Value, End of Period                  $3.28          $3.20          $2.50          $3.15          $5.13

Total return (c)                                 2.50%         28.00%        (20.63)%       (38.60)%       (48.70)%
Net assets, end of period (in millions)         $42.5          $41.5          $29.3          $31.4          $27.8
Ratio of expenses to average net
assets (d)                                       1.70%          1.36%          2.39%          2.29%          2.40%
Ratio of net investment (loss) to
average net assets (d)                          (1.32)%        (1.02)%        (2.09)%        (2.05)%        (1.70)%
Portfolio turnover rate                            23%            67%            67%            57%            44%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       2.22%          2.19%          2.75%          2.33%          2.40%
Ratio of net investment (loss) to
average net assets (d)                          (1.84)%        (1.85)%        (2.45)%        (2.09)%        (1.71)%


                                                                        Technology Fund
                                                                        Class B Shares
------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year         Period
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002      4/30/2001(f)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $3.09          $2.43          $3.09          $5.10         $10.00

Income from Investment Operations
Net investment (loss)                           (0.03)         (0.04)         (0.06)         (0.09)         (0.09)
Net realized and unrealized gain/(loss)
on investments (b)                               0.10           0.70          (0.60)         (1.92)         (4.81)

Total from Investment Operations                 0.07           0.66          (0.66)         (2.01)         (4.90)

Net Asset Value, End of Period                  $3.16          $3.09          $2.43          $3.09          $5.10

Total return (c)                                 2.27%         27.16%        (21.36)%       (39.41)%       (49.00)%
Net assets, end of period (in millions)          $4.0           $3.9           $2.6           $2.6           $2.6
Ratio of expenses to average net
assets (d)                                       2.32%          1.85%          3.50%          3.25%          3.40%
Ratio of net investment (loss) to
average net assets (d)                          (1.94)%        (1.51)%        (3.20)%        (3.01)%        (2.68)%
Portfolio turnover rate                            23%            67%            67%            57%            44%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       3.34%          3.36%          4.12%          3.29%          3.41%
Ratio of net investment (loss) to
average net assets (d)                          (2.96)%        (3.02)%        (3.82)%        (3.05)%        (2.69)%


                                                                       Technology Fund
                                                                  Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year         Period
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002      4/30/2001(f)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $3.32          $2.59          $3.22          $5.19         $10.00

Income from Investment Operations
Net investment (loss)                           (0.01)         (0.02)         (0.02)         (0.03)         (0.02)
Net realized and unrealized gain/(loss)
on investments (b)                               0.11           0.75          (0.61)         (1.94)         (4.79)
Total from Investment Operations                 0.10           0.73          (0.63)         (1.97)         (4.81)

Net Asset Value, End of Period                  $3.42          $3.32          $2.59          $3.22          $5.19

Total return (c)                                 3.01%         28.19%        (19.57)%       (37.96)%       (48.10)%
Net assets, end of period (in millions)          $3.0           $2.9           $2.2           $7.9           $9.3
Ratio of expenses to average net
assets (d)                                       1.00%          1.00%          1.06%          1.10%          1.32%
Ratio of net investment (loss) to
average net assets (d)                          (0.62)%        (0.66)%        (0.76)%        (0.86)%        (0.59)%
Portfolio turnover rate                            23%            67%            67%            57%            44%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       1.02%          1.02%          1.08%          1.14%          1.33%
Ratio of net investment (loss) to
average net assets (d)                          (0.64)%        (0.68)%        (0.78)%        (0.90)%        (0.60)%


                                                          Partner Small Cap Value Fund
                                                                 Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year         Period
                                               Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002(g)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $13.58          $9.33         $11.65         $10.00

Income from Investment Operations
Net investment income/(loss)                     0.01          (0.05)         (0.07)         (0.05)
Net realized and unrealized gain/(loss)
on investments (b)                               1.02           4.30          (2.18)          1.70

Total from Investment Operations                 1.03           4.25          (2.25)          1.65

Less Distributions from

Net Realized Gain on Investments                (0.34)            --          (0.07)            --

Net Asset Value, End of Period                 $14.27         $13.58          $9.33         $11.65

Total return (c)                                 7.60%         45.55%        (19.38)%        16.50%
Net assets, end of period (in millions)         $61.4          $50.6          $27.7          $22.3
Ratio of expenses to average net
assets (d)                                       1.10%          1.32%          1.86%          2.12%
Ratio of net investment income/(loss)
to average net assets (d)                        0.61%         (0.46)%        (0.88)%        (1.19)%
Portfolio turnover rate                           100%            80%           147%            50%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       1.61%          1.84%          2.05%          2.16%
Ratio of net investment income/(loss)
to average net assets (d)                        0.10%         (0.98)%        (1.07)%        (1.23)%


                                                         Partner Small Cap Value Fund
                                                                  Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year         Period
                                               Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002(g)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $13.29          $9.21         $11.59         $10.00

Income from Investment Operations
Net investment income/(loss)                    (0.06)         (0.14)         (0.12)         (0.11)
Net realized and unrealized gain/(loss)
on investments (b)                               0.99           4.22          (2.19)          1.70
Total from Investment Operations                 0.93           4.08          (2.31)          1.59

Less Distributions from
Net Realized Gain on Investments                (0.34)            --          (0.07)            --

Net Asset Value, End of Period                 $13.88         $13.29          $9.21         $11.59

Total return (c)                                 7.01%         44.30%        (20.00)%        15.90%
Net assets, end of period (in millions)          $5.4           $5.7           $2.9           $2.3
Ratio of expenses to average net
assets (d)                                       2.10%          2.20%          2.71%          2.86%
Ratio of net investment income/(loss)
to average net assets (d)                       (0.41)%        (1.33)%        (1.73)%        (1.93)%
Portfolio turnover rate                           100%            80%           147%            50%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       2.61%          2.73%          2.91%          2.90%
Ratio of net investment income/(loss)
to average net assets (d)                       (0.92)%        (1.86)%        (1.93)%        (1.97)%


                                                           Partner Small Cap Value Fund
                                                            Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year         Period
                                               Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002(g)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $13.90          $9.47         $11.71         $10.00

Income from Investment Operations
Net investment income/(loss)                     0.05           0.03             --          (0.05)
Net realized and unrealized gain/(loss)
on investments (b)                               1.06           4.40          (2.17)          1.76
Total from Investment Operations                 1.11           4.43          (2.17)          1.71

Less Distributions from
Net Realized Gain on Investments                (0.34)            --          (0.07)            --

Net Asset Value, End of Period                 $14.67         $13.90          $9.47         $11.71

Total return (c)                                 8.01%         46.78%        (18.59)%        17.10%
Net assets, end of period (in millions)         $13.3          $10.3           $3.8           $3.5
Ratio of expenses to average net
assets (d)                                       0.40%          0.52%          0.87%          1.59%
Ratio of net investment income/(loss)
to average net assets (d)                        1.32%          0.34%          0.10%         (0.66)%
Portfolio turnover rate                           100%            80%           147%            50%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       0.91%          1.04%          1.07%          1.63%
Ratio of net investment income/(loss)
to average net assets (d)                        0.81%         (0.18)%        (0.10)%        (0.70)%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d) Computed on an annualized basis for periods less than one year.
(e) For the period from May 1, 2004, to October 31, 2004.
(f) Since Fund inception, July 1, 2000.
(g) Since Fund inception, July 17, 2001.

The accompanying notes to the financial statements are an integral part of this schedule.


Thrivent Mutual Funds
Financial Highlights - continued

                                                                             Small Cap Stock Fund
                                                                                 Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $16.39         $11.55         $14.82         $13.39         $14.60         $10.89

Income from Investment Operations
Net investment income/(loss)                    (0.04)         (0.11)         (0.09)         (0.09)         (0.06)         (0.08)
Net realized and unrealized gain/(loss)
on investments (b)                               0.99           4.95          (3.18)          1.60           1.05           3.79
Total from Investment Operations                 0.95           4.84          (3.27)          1.51           0.99           3.71

Less Distributions from
Net Realized Gain on Investments                (0.95)            --             --          (0.08)         (2.20)            --

Net Asset Value, End of Period                 $16.39         $16.39         $11.55         $14.82         $13.39         $14.60

Total return (c)                                 5.88%         41.90%        (22.06)%        11.29%          7.77%         34.07%
Net assets, end of period (in millions)        $397.3         $379.5         $266.7         $344.3         $258.6         $191.3
Ratio of expenses to average net
assets (d)                                       1.36%          1.38%          1.47%          1.36%          1.40%          1.53%
Ratio of net investment income/(loss)
to average net assets (d)                       (0.49)%        (0.71)%        (0.78)%        (0.69)%        (0.54)%        (0.72)%
Portfolio turnover rate                            52%           106%            97%            59%           123%           147%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       1.37%          1.40%          1.49%          1.37%          1.41%          1.65%
Ratio of net investment income/(loss)
to average net assets (d)                       (0.51)%        (0.73)%        (0.80)%        (0.70)%        (0.54)%        (0.85)%


                                                                            Small Cap Stock Fund
                                                                                Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $15.26         $10.86         $14.08         $12.86         $14.24         $10.74

Income from Investment Operations
Net investment income/(loss)                    (0.11)         (0.26)         (0.26)         (0.24)         (0.18)         (0.19)
Net realized and unrealized gain/(loss)
on investments (b)                               0.91           4.66          (2.96)          1.54           1.00           3.69
Total from Investment Operations                 0.80           4.40          (3.22)          1.30           0.82           3.50

Less Distributions from
Net Realized Gain on Investments                (0.95)            --             --          (0.08)         (2.20)            --

Net Asset Value, End of Period                 $15.11         $15.26         $10.86         $14.08         $12.86         $14.24

Total return (c)                                 5.31%         40.52%        (22.87)%        10.11%          6.72%         32.71%
Net assets, end of period (in millions)         $25.1          $25.3          $21.1          $33.8          $31.2          $24.6
Ratio of expenses to average net
assets (d)                                       2.39%          2.42%          2.45%          2.39%          2.39%          2.56%
Ratio of net investment income/(loss)
to average net assets (d)                       (1.52)%        (1.75)%        (1.75)%        (1.72)%        (1.52)%        (1.76)%
Portfolio turnover rate                            52%           106%            97%            59%           123%           147%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       2.41%          2.44%          2.47%          2.41%          2.40%          2.68%
Ratio of net investment income/(loss)
to average net assets (d)                       (1.54)%        (1.77)%        (1.77)%        (1.74)%        (1.53)%        (1.88)%


                                                                           Small Cap Stock Fund
                                                                        Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $17.12         $11.98         $15.26         $13.71         $14.80         $10.95

Income from Investment Operations
Net investment income/(loss)                    (0.02)         (0.01)         (0.06)         (0.01)          0.01           0.01
Net realized and unrealized gain/(loss)
on investments (b)                               1.06           5.15          (3.22)          1.64           1.10           3.84
Total from Investment Operations                 1.04           5.14          (3.28)          1.63           1.11           3.85

Less Distributions from
Net Realized Gain on Investments                (0.95)            --             --          (0.08)         (2.20)            --

Net Asset Value, End of Period                 $17.21         $17.12         $11.98         $15.26         $13.71         $14.80

Total return (c)                                 6.17%         42.90%        (21.49)%        11.90%          8.53%         35.16%
Net assets, end of period (in millions)         $11.6          $11.0           $6.8           $5.3           $3.8           $1.0
Ratio of expenses to average net
assets (d)                                       0.73%          0.73%          0.73%          0.74%          0.78%          0.72%
Ratio of net investment income/(loss)
to average net assets (d)                       (0.24)%        (0.06)%        (0.03)%        (0.07)%         0.11%          0.08%
Portfolio turnover rate                            52%           106%            97%            59%           123%           147%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       1.13%          0.75%          0.75%          0.75%          0.78%          0.84%
Ratio of net investment income/(loss)
to average net assets (d)                       (0.26)%        (0.08)%        (0.05)%        (0.08)%         0.10%         (0.04)%


                                                                   Small Cap Index Fund
                                                                       Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year         Period
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002      4/30/2001(f)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $12.26          $8.89         $11.42         $10.03         $10.00

Income from Investment Operations
Net investment income/(loss)                     0.02          (0.01)         (0.04)         (0.07)         (0.07)
Net realized and unrealized gain/(loss)
on investments (b)                               0.85           3.42          (2.43)          1.52           0.21
Total from Investment Operations                 0.87           3.41          (2.47)          1.45           0.14

Less Distributions from
Net Realized Gain on Investments                (0.50)         (0.04)         (0.06)         (0.06)         (0.11)

Net Asset Value, End of Period                 $12.63         $12.26          $8.89         $11.42         $10.03

Total return (c)                                 7.11%         38.37%        (21.69)%        14.53%          1.43%
Net assets, end of period (in millions)         $35.4          $34.4          $20.5          $21.6          $13.3
Ratio of expenses to average net
assets (d)                                       0.95%          1.04%          1.35%          1.51%          1.86%
Ratio of net investment income/(loss)
to average net assets (d)                        0.43%         (0.13)%        (0.44)%        (0.77)%        (1.03)%
Portfolio turnover rate                            17%            18%            18%            18%            36%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       1.37%          1.25%          1.40%          1.51%          1.86%
Ratio of net investment income/(loss)
to average net assets (d)                        0.01%         (0.34)%        (0.49)%        (0.77)%        (1.03)%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d) Computed on an annualized basis for periods less than one year.
(e) For the period from May 1, 2004, to October 31, 2004.
(f) Since Fund inception, July 1, 2000.

The accompanying notes to the financial statements are an integral part of this schedule.


Thrivent Mutual Funds
Financial Highlights - continued

                                                                     Mid Cap Growth Fund
                                                                        Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $12.35          $9.50         $11.43         $18.29         $12.93

Income from Investment Operations
Net investment income/(loss)                    (0.02)         (0.15)         (0.13)         (0.11)         (0.15)
Net realized and unrealized gain/(loss)
on investments (b)                               0.42           3.00          (1.80)         (5.40)          5.98
Total from Investment Operations                 0.40           2.85          (1.93)         (5.51)          5.83

Less Distributions from
Net Realized Gain on Investments                   --             --             --          (1.35)         (0.47)

Net Asset Value, End of Period                 $12.75         $12.35          $9.50         $11.43         $18.29

Total return (c)                                 3.24%         29.86%        (16.80)%       (32.17)%        46.26%
Net assets, end of period (in millions)        $250.7         $113.1          $86.2         $107.7         $140.7
Ratio of expenses to average net assets          1.36%          1.88%          1.54%          1.41%          1.56%
Ratio of net investment income/(loss)
to average net assets                           (0.95)%        (1.51)%        (1.17)%        (0.73)%        (0.87)%
Portfolio turnover rate                           154%            76%            55%           137%           118%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets          1.36%          1.94%          1.89%          1.69%          1.56%
Ratio of net investment (loss) to
average net assets                              (0.95)%        (1.57)%        (1.52)%        (1.01)%        (0.87)%


                                                                       Mid Cap Growth Fund
                                                                          Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $11.78          $9.13         $11.06         $17.87         $12.74

Income from Investment Operations
Net investment income/(loss)                    (0.19)         (0.24)         (0.13)         (0.07)         (0.14)
Net realized and unrealized gain/(loss)
on investments (b)                               0.46           2.89          (1.80)         (5.39)          5.74
Total from Investment Operations                 0.27           2.65          (1.93)         (5.46)          5.60

Less Distributions from
Net Realized Gain on Investments                   --             --             --          (1.35)         (0.47)

Net Asset Value, End of Period                 $12.05         $11.78          $9.13         $11.06         $17.87

Total return (c)                                 2.29%         29.03%        (17.45)%       (32.68)%        45.11%
Net assets, end of period (in millions)         $45.0          $37.2          $31.1          $31.8          $36.4
Ratio of expenses to average net assets          2.32%          2.63%          2.29%          2.16%          2.31%
Ratio of net investment income/(loss)
to average net assets                           (1.91)%        (2.27)%        (1.92)%        (1.48)%        (1.62)%
Portfolio turnover rate                           154%            76%            55%           137%           118%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets          2.31%          2.69%          2.64%          2.44%          2.31%
Ratio of net investment (loss) to
average net assets                              (1.91)%        (2.33)%        (2.27)%        (1.76)%        (1.62)%


                                                                        Mid Cap Growth Fund
                                                                     Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $12.87          $9.79         $11.66         $18.49         $12.99

Income from Investment Operations
Net investment income/(loss)                    (0.01)         (0.04)         (0.01)          0.04           0.03
Net realized and unrealized gain/(loss)
on investments (b)                               0.53           3.12          (1.86)         (5.52)          5.94
Total from Investment Operations                 0.52           3.08          (1.87)         (5.48)          5.97

Less Distributions from
Net Realized Gain on Investments                   --             --             --          (1.35)         (0.47)

Net Asset Value, End of Period                 $13.39         $12.87          $9.79         $11.66         $18.49

Total return (c)                                 4.04%         31.46%        (16.04)%       (31.62)%        47.15%
Net assets, end of period (in millions)         $10.1           $7.3          $12.6           $7.7           $4.4
Ratio of expenses to average net assets          0.62%          0.74%          0.58%          0.64%          0.93%
Ratio of net investment income/(loss)
to average net assets                           (0.21)%        (0.37)%        (0.21)%         0.04%         (0.23)%
Portfolio turnover rate                           154%            76%            55%           137%           118%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets          0.73%          0.95%          0.93%          0.92%          0.93%
Ratio of net investment (loss) to
average net assets                              (0.32)%        (0.58)%        (0.56)%        (0.24)%        (0.23)%


                                                                                Mid Cap Stock Fund
                                                                                  Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $13.96         $10.74         $13.01         $14.73         $16.73         $13.89

Income from Investment Operations
Net investment income/(loss)                    (0.02)         (0.05)         (0.02)         (0.03)            --             --
Net realized and unrealized gain/(loss)
on investments (b)                               0.80           3.27          (2.25)         (1.31)          1.19           3.67
Total from Investment Operations                 0.78           3.22          (2.27)         (1.34)          1.19           3.67

Less Distributions from
Net Realized Gain on Investments                   --             --             --          (0.38)         (3.19)         (0.83)

Net Asset Value, End of Period                 $14.74         $13.96         $10.74         $13.01         $14.73         $16.73

Total return (c)                                 5.59%         29.98%        (17.45)%        (9.36)%         7.26%         27.29%
Net assets, end of period (in millions)        $808.8         $789.9         $643.8         $836.5         $883.2         $759.0
Ratio of expenses to average net
assets (d)                                       1.24%          1.26%          1.30%          1.22%          1.16%          1.14%
Ratio of net investment income/(loss)
to average net assets (d)                       (0.30)%        (0.36)%        (0.18)%        (0.25)%         0.02%         (0.02)%
Portfolio turnover rate                            46%           123%            48%            97%           144%           142%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       1.25%          1.27%          1.31%          1.23%          1.17%          1.24%
Ratio of net investment income/(loss)
to average net assets (d)                       (0.31)%        (0.37)%        (0.19)%        (0.26)%         0.01%         (0.12)%


                                                                                Mid Cap Stock Fund
                                                                                  Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $12.78          $9.95         $12.20         $14.00         $16.20         $13.64

Income from Investment Operations
Net investment income/(loss)                    (0.09)         (0.19)         (0.18)         (0.17)         (0.12)         (0.17)
Net realized and unrealized gain/(loss)
on investments (b)                               0.73           3.02          (2.07)         (1.25)          1.11           3.56
Total from Investment Operations                 0.64           2.83          (2.25)         (1.42)          0.99           3.39

Less Distributions from
Net Realized Gain on Investments                   --             --             --          (0.38)         (3.19)         (0.83)

Net Asset Value, End of Period                 $13.42         $12.78          $9.95         $12.20         $14.00         $16.20

Total return (c)                                 5.01%         28.44%        (18.44)%       (10.44)%         6.18%         25.71%
Net assets, end of period (in millions)         $27.0          $26.8          $22.8          $33.1          $36.4          $26.9
Ratio of expenses to average net
assets (d)                                       2.35%          2.44%          2.50%          2.38%          2.19%          2.46%
Ratio of net investment income/(loss)
to average net assets (d)                       (1.41)%        (1.55)%        (1.38)%        (1.41)%        (1.01)%        (1.33)%
Portfolio turnover rate                            46%           123%            48%            97%           144%           142%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       2.36%          2.45%          2.51%          2.39%          2.20%          2.55%
Ratio of net investment income/(loss)
to average net assets (d)                       (1.42)%        (1.56)%        (1.39)%        (1.42)%        (1.01)%        (1.43)%

                                                                           Mid Cap Stock Fund
                                                                       Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $14.46         $11.06         $13.31         $14.98         $16.89         $13.94

Income from Investment Operations
Net investment income/(loss)                     0.02           0.03           0.05           0.03           0.07           0.05
Net realized and unrealized gain/(loss)
on investments (b)                               0.82           3.37          (2.30)         (1.32)          1.21           3.73
Total from Investment Operations                 0.84           3.40          (2.25)         (1.29)          1.28           3.78

Less Distributions from
Net Realized Gain on Investments                   --             --             --          (0.38)         (3.19)         (0.83)

Net Asset Value, End of Period                 $15.30         $14.46         $11.06         $13.31         $14.98         $16.89

Total return (c)                                 5.81%         30.74%        (16.90)%        (8.86)%         7.68%         28.00%
Net assets, end of period (in millions)         $29.8          $28.4          $20.7          $24.8          $24.3          $16.5
Ratio of expenses to average net
assets (d)                                       0.71%          0.70%          0.68%          0.69%          0.68%          0.62%
Ratio of net investment income/(loss)
to average net assets (d)                        0.23%          0.20%          0.44%          0.28%          0.50%          0.51%
Portfolio turnover rate                            46%           123%            48%            97%           144%           142%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       0.72%          0.71%          0.69%          0.70%          0.69%          0.71%
Ratio of net investment income/(loss)
to average net assets (d)                        0.22%          0.19%          0.43%          0.27%          0.50%          0.41%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d) Computed on an annualized basis for periods less than one year.
(e) For the period from May 1, 2004, to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.


Thrivent Mutual Funds
Financial Highlights - continued

                                                                      Mid Cap Index Fund
                                                                         Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year         Period
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002      4/30/2001(f)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $11.48          $8.65         $10.71         $10.24         $10.00

Income from Investment Operations
Net investment income/(loss)                     0.01           0.01             --          (0.03)         (0.04)
Net realized and unrealized gain/(loss)
on investments (b)                               0.37           2.82          (1.97)          0.53           0.31
Total from Investment Operations                 0.38           2.83          (1.97)          0.50           0.27

Less Distributions from
Net investment income                              --             --             --             --             --
Net realized gain on investments                   --             --          (0.09)         (0.03)         (0.03)
Total Distributions                                --             --          (0.09)         (0.03)         (0.03)

Net Asset Value, End of Period                 $11.86         $11.48          $8.65         $10.71         $10.24

Total return (c)                                 3.33%         32.72%        (18.36)%         4.94%          2.73%
Net assets, end of period (in millions)         $49.2          $38.5          $29.0          $29.2          $18.1
Ratio of expenses to average net
assets (d)                                       0.92%          1.12%          1.21%          1.36%          1.71%
Ratio of net investment income/(loss)
to average net assets (d)                       (0.10)%         0.09%         (0.03)%        (0.31)%        (0.58)%
Portfolio turnover rate                             8%            30%            16%            15%            31%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       1.23%          1.24%          1.21%          1.36%          1.71%
Ratio of net investment income/(loss)
to average net assets (d)                       (0.41)%        (0.03)%        (0.03)%        (0.31)%        (0.58)%


                                                                            Mid Cap Index Fund-I
                                                                         Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year         Period
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000(g)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $11.79          $8.91         $11.23         $10.80         $10.90         $10.00
Income from Investment Operations

Net investment income/(loss)                     0.05           0.07           0.08           0.06           0.08           0.03
Net realized and unrealized gain/(loss)
on investments (b)                               0.33           2.93          (2.07)          0.60           0.57           0.87
Total from Investment Operations                 0.38           3.00          (1.99)          0.66           0.65           0.90

Less Distributions from
Net investment income                              --          (0.06)         (0.08)         (0.07)         (0.09)            --
Net realized gain on investments                (0.32)         (0.06)         (0.25)         (0.16)         (0.66)            --
Total Distributions                             (0.32)         (0.12)         (0.33)         (0.23)         (0.75)            --

Net Asset Value, End of Period                 $11.85         $11.79          $8.91         $11.23         $10.80         $10.90

Total return (c)                                 3.22%         33.71%        (17.68)%         6.23%          6.13%          9.00%
Net assets, end of period (in millions)         $17.3          $31.7          $20.8          $24.3          $13.0           $8.9
Ratio of expenses to average net
assets (d)                                       0.75%          0.54%          0.28%          0.20%          0.20%          0.20%
Ratio of net investment income/(loss)
to average net assets (d)                        0.46%          0.68%          0.89%          0.84%          0.90%          1.02%
Portfolio turnover rate                             8%            13%            22%            21%            54%            25%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       0.76%          0.55%          0.57%          0.88%          1.31%          1.27%
Ratio of net investment income/(loss)
to average net assets (d)                        0.45%          0.67%          0.60%          0.16%         (0.21)%        (0.05)%


                                                                Partner International Stock Fund
                                                                         Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $8.19          $6.84          $8.00         $12.08         $12.25

Income from Investment Operations
Net investment income/(loss)                     0.02          (0.02)         (0.03)         (0.04)         (0.08)
Net realized and unrealized gain/(loss)
on investments (b)                               0.93           1.37          (1.13)         (3.06)          0.29
Total from Investment Operations                 0.95           1.35          (1.16)         (3.10)          0.21

Less Distributions from
Net investment income                           (0.04)            --             --             --             --
Net realized gain on investments                   --             --             --          (0.98)         (0.38)
Total Distributions                             (0.04)            --             --          (0.98)         (0.38)

Net Asset Value, End of Period                  $9.10          $8.19          $6.84          $8.00         $12.08

Total return (c)                                11.65%         19.69%        (14.51)%       (27.80)%         1.78%
Net assets, end of period (in millions)        $243.7          $59.8          $54.6          $72.6         $102.4
Ratio of expenses to average net assets          1.70%          2.46%          2.15%          1.93%          1.84%
Ratio of net investment income/(loss)
to average net assets                            0.33%         (0.27)%        (0.39)%        (0.38)%        (0.56)%
Portfolio turnover rate                           126%            27%            22%            30%            40%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets          1.70%          2.58%          2.38%          2.13%
Ratio of net investment income/(loss)
to average net assets                            0.33%         (0.39)%        (0.62)%        (0.58)%


                                                             Partner International Stock Fund
                                                                        Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $8.00          $6.74          $7.94         $12.10         $12.36
Income from Investment Operations

Net investment income/(loss)                    (0.11)         (0.08)         (0.05)         (0.05)         (0.10)
Net realized and unrealized gain/(loss)
on investments (b)                               0.97           1.34          (1.15)         (3.11)          0.23
Total from Investment Operations                 0.86           1.26          (1.20)         (3.16)          0.13

Less Distributions from
Net investment income                              --             --             --             --             --
Net realized gain on investments                   --             --             --          (1.00)         (0.39)
Total Distributions                                --             --             --          (1.00)         (0.39)

Net Asset Value, End of Period                  $8.86          $8.00          $6.74          $7.94         $12.10

Total return (c)                                10.72%         18.81%        (15.20)%       (28.27)%         0.97%
Net assets, end of period (in millions)         $19.5          $10.8          $10.3          $10.8          $12.6
Ratio of expenses to average net assets          2.79%          3.21%          2.90%          2.68%          2.59%
Ratio of net investment income/(loss)
to average net assets                           (0.76)%        (1.01)%        (1.14)%        (1.13)%        (1.31)%
Portfolio turnover rate                           126%            27%            22%            30%            40%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets          2.79%          3.33%          3.23%          2.88%
Ratio of net investment income/(loss)
to average net assets                           (0.76)%        (1.13)%        (1.37)%        (1.33)%


                                                                Partner International Stock Fund
                                                                   Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $8.31          $6.85          $7.95         $11.88         $11.97

Income from Investment Operations
Net investment income/(loss)                    (0.02)          0.09           0.05           0.06           0.02
Net realized and unrealized gain/(loss)
on investments (b)                               1.07           1.37          (1.15)         (3.04)          0.26
Total from Investment Operations                 1.05           1.46          (1.10)         (2.98)          0.28

Less Distributions from
Net investment income                           (0.13)            --             --             --             --
Net realized gain on investments                   --             --             --          (0.95)         (0.37)
Total Distributions                             (0.13)            --             --          (0.95)         (0.37)

Net Asset Value, End of Period                  $9.23          $8.31          $6.85          $7.95         $11.88

Total return (c)                                12.69%         21.22%        (13.76)%       (27.16)%         2.43%
Net assets, end of period (in millions)         $13.1          $10.3          $13.2          $15.1          $15.8
Ratio of expenses to average net assets          1.08%          1.24%          1.16%          1.12%          1.22%
Ratio of net investment income/(loss)
to average net assets                            0.95%          0.96%          0.60%          0.43%          0.07%
Portfolio turnover rate                           126%            27%            22%            30%            40%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets          1.18%          1.49%          1.39%          1.32%
Ratio of net investment income/(loss)
to average net assets                            0.85%          0.71%          0.37%          0.23%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d) Computed on an annualized basis for periods less than one year.
(e) For the period from May 1, 2004, to October 31, 2004.
(f) Since Fund inception, July 1, 2000.
(g) Since Fund inception, December 31, 1999.

The accompanying notes to the financial statements are an integral part of this schedule.


Thrivent Mutual Funds
Financial Highlights - continued

                                                                    Large Cap Growth Fund
                                                                       Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year         Period
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000(d)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $4.30          $3.58          $4.54          $7.44          $6.60

Income from Investment Operations
Net investment income/(loss)                     0.06          (0.02)            --          (0.03)         (0.02)
Net realized and unrealized gain/(loss)
on investments (b)                               0.11           0.74          (0.96)         (2.87)          0.86
Total from Investment Operations                 0.17           0.72          (0.96)         (2.90)          0.84

Less Distributions from
Net Investment Income                           (0.02)            --             --             --             --

Net Asset Value, End of Period                  $4.45          $4.30          $3.58          $4.54          $7.44

Total return (c)                                 3.90%         20.25%        (21.23)%       (39.01)%        12.79%
Net assets, end of period (in millions)         $83.6          $28.0          $21.6          $24.8          $27.7
Ratio of expenses to average net assets          0.51%          1.40%          1.89%          1.47%          1.30%
Ratio of net investment income/(loss)
to average net assets                            0.35%         (0.41)%        (1.02)%        (0.54)%        (0.55)%
Portfolio turnover rate                           100%           111%            59%            14%            17%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets          1.68%          2.56%          2.54%           2.11%         1.93%
Ratio of net investment (loss) to
average net assets                              (0.82)%        (1.57)%        (1.67)%         (1.18)%       (1.18)%


                                                                    Large Cap Growth Fund
                                                                        Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year         Period
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000(d)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $4.13          $3.46          $4.43          $7.32          $6.54

Income from Investment Operations
Net investment income/(loss)                       --          (0.04)         (0.04)         (0.03)         (0.06)
Net realized and unrealized gain/(loss)
on investments (b)                               0.12           0.71          (0.93)         (2.86)          0.84
Total from Investment Operations                 0.12           0.67          (0.97)         (2.89)          0.78

Less Distributions from
Net Investment Income                              --             --             --             --             --

Net Asset Value, End of Period                  $4.25          $4.13          $3.46          $4.43          $7.32

Total return (c)                                 2.84%         19.34%        (21.82)%       (39.47)%        11.94%
Net assets, end of period (in millions)         $17.7          $10.6           $7.9           $7.3           $6.8
Ratio of expenses to average net assets          1.39%          2.15%          2.64%          2.22%          2.05%
Ratio of net investment income/(loss)
to average net assets                           (0.53)%        (1.16)%        (1.77)%        (1.29)%        (1.30)%
Portfolio turnover rate                           100%           111%            59%            14%            17%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets          2.60%          3.31%          3.29%          2.86%          2.68%
Ratio of net investment (loss) to
average net assets                              (1.74)%        (2.32)%        (2.42)%        (1.93)%        (1.93)%


                                                                     Large Cap Growth Fund
                                                                  Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year         Period
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000(d)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $4.51          $3.69          $4.63          $7.51          $6.61

Income from Investment Operations
Net investment income/(loss)                     0.08           0.04          (0.01)          0.02           0.02
Net realized and unrealized gain/(loss)
on investments (b)                               0.13           0.78          (0.93)         (2.90)          0.88
Total from Investment Operations                 0.21           0.82          (0.94)         (2.88)          0.90

Less Distributions from
Net Investment Income                           (0.03)            --             --             --             --

Net Asset Value, End of Period                  $4.69          $4.51          $3.69          $4.63          $7.51

Total return (c)                                 4.65%         22.02%        (20.17)%       (38.40)%        13.64%
Net assets, end of period (in millions)          $8.9           $3.1           $4.6           $3.2           $4.9
Ratio of expenses to average net assets         (0.26)%         0.03%          0.62%          0.46%          0.56%
Ratio of net investment income/(loss)
to average net assets                            1.12%          0.96%          0.24%          0.47%          0.19%
Portfolio turnover rate                           100%           111%            59%            14%            17%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets          0.90%          1.24%          1.27%          1.10%          1.19%
Ratio of net investment (loss) to
average net assets                              (0.04)%        (0.25)%        (0.41)%        (0.17)%        (0.44)%


                                                                      Large Cap Value Fund
                                                                         Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000(d)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $11.79         $10.07         $12.20         $14.89         $13.69

Income from Investment Operations
Net investment income/(loss)                     0.20           0.08           0.05           0.06           0.02
Net realized and unrealized gain/(loss)
on investments (b)                               1.34           1.69          (2.13)         (2.71)          1.18
Total from Investment Operations                 1.54           1.77          (2.08)         (2.65)          1.20

Less Distributions from
Net Investment Income                           (0.18)         (0.05)         (0.05)         (0.04)            --

Net Asset Value, End of Period                 $13.15         $11.79         $10.07         $12.20         $14.89

Total return (c)                                13.12%         17.72%        (17.22)%       (17.86)%         8.76%
Net assets, end of period (in millions)        $290.0          $28.4          $22.9          $20.6          $15.1
Ratio of expenses to average net assets          0.88%          1.28%          1.37%          1.23%          1.30%
Ratio of net investment income/(loss)
to average net assets                            1.05%          0.71%          0.48%          0.44%          0.24%
Portfolio turnover rate                            51%            64%           109%            35%            26%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets          1.09%          2.06%          2.02%          1.85%          2.14%
Ratio of net investment income/(loss)
to average net assets                            0.84%         (0.07)%        (0.17)%        (0.18)%        (0.60)%



                                                                    Large Cap Value Fund
                                                                       Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000(d)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $11.66          $9.98         $12.14         $14.89         $13.80

Income from Investment Operations
Net investment income/(loss)                    (0.02)         (0.01)            --          (0.01)         (0.05)
Net realized and unrealized gain/(loss)
on investments (b)                               1.43           1.69          (2.16)         (2.74)          1.14
Total from Investment Operations                 1.41           1.68          (2.16)         (2.75)          1.09

Less Distributions from
Net Investment Income                           (0.04)            --             --             --             --

Net Asset Value, End of Period                 $13.03         $11.66          $9.98         $12.14         $14.89

Total return (c)                                12.10%         16.78%        (17.79)%       (18.47)%         7.93%
Net assets, end of period (in millions)         $19.3           $9.1           $7.0           $5.3           $3.7
Ratio of expenses to average net assets          1.70%          2.03%          2.12%          1.98%          2.05%
Ratio of net investment income/(loss)
to average net assets                            0.13%         (0.05)%        (0.27)%        (0.31)%        (0.51)%
Portfolio turnover rate                            51%            64%           109%            35%            26%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets          1.09%          2.81%          2.77%          2.60%          2.89%
Ratio of net investment income/(loss)
to average net assets                           (0.13)%        (0.83)%        (0.92)%        (0.93)%        (1.35)%


                                                                       Large Cap Value Fund
                                                                    Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000(d)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $11.92         $10.15         $12.28         $14.93         $13.63

Income from Investment Operations
Net investment income/(loss)                     0.34           0.16           0.11           0.15           0.13
Net realized and unrealized gain/(loss)
on investments (b)                               1.28           1.74          (2.12)         (2.71)          1.17
Total from Investment Operations                 1.62           1.90          (2.01)         (2.56)          1.30

Less Distributions from
Net Investment Income                           (0.34)         (0.13)         (0.12)         (0.09)            --

Net Asset Value, End of Period                 $13.20         $11.92         $10.15         $12.28         $14.93

Total return (c)                                13.71%         18.99%        (16.51)%       (17.19)%         9.45%
Net assets, end of period (in millions)         $19.8           $3.1           $4.1           $3.4           $3.8
Ratio of expenses to average net assets          0.33%          0.21%          0.50%          0.49%          0.65%
Ratio of net investment income/(loss)
to average net assets                            0.80%          1.77%          1.35%          1.18%          0.89%
Portfolio turnover rate                            51%            64%           109%            35%            26%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets          0.30%          1.09%          1.15%          1.11%          1.49%
Ratio of net investment income/(loss)
to average net assets                            0.66%          0.89%          0.70%          0.56%          0.05%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d) Since Fund inception, October 29, 1999.

The accompanying notes to the financial statements are an integral part of this schedule.


Thrivent Mutual Funds
Financial Highlights - continued

                                                                              Large Cap Stock Fund
                                                                                 Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $29.15         $25.39         $29.84         $34.82         $38.67         $35.87

Income from Investment Operations
Net investment income/(loss)                     0.04           0.11           0.10           0.05           0.19           0.13
Net realized and unrealized gain/(loss)
on investments (b)                               0.21           3.75          (4.48)         (4.86)         (1.74)          3.19
Total from Investment Operations                 0.25           3.86          (4.38)         (4.81)         (1.55)          3.32

Less Distributions from
Net investment income                           (0.03)         (0.10)         (0.07)         (0.09)         (0.16)         (0.09)
Net realized gain on investments                (5.44)            --             --          (0.08)         (2.14)         (0.43)
Total Distributions                             (5.47)         (0.10)         (0.07)         (0.17)         (2.30)         (0.52)

Net Asset Value, End of Period                 $23.93         $29.15         $25.39         $29.84         $34.82         $38.67

Total return (c)                                 1.27%         15.23%        (14.66)%       (13.86)%        (4.19)%         9.28%
Net assets, end of period (in millions)      $3,435.1       $2,807.4       $2,598.2       $3,385.5       $3,912.5       $4,115.1
Ratio of expenses to average net
assets (d)                                       1.02%          1.01%          1.02%          0.95%          0.91%          0.90%
Ratio of net investment income/(loss)
to average net assets (d)                        0.41%          0.37%          0.38%          0.16%          0.52%          0.35%
Portfolio turnover rate                            43%            22%             5%             3%            13%             8%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       1.01%          1.01%          1.02%          0.95%          0.91%          0.92%
Ratio of net investment income/(loss)
to average net assets (d)                        0.41%          0.37%          0.38%          0.16%          0.52%          0.33%


                                                                             Large Cap Stock Fund
                                                                                Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004 (e)  4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $27.55         $24.19         $28.67         $33.71         $37.71         $35.29

Income from Investment Operations
Net investment income/(loss)                    (0.08)         (0.23)         (0.28)         (0.27)         (0.15)         (0.22)
Net realized and unrealized gain/(loss)
on investments (b)                               0.18           3.59          (4.20)         (4.69)         (1.71)          3.07
Total from Investment Operations                 0.10           3.36          (4.48)         (4.96)         (1.86)          2.85

Less Distributions from
Net investment income                              --             --             --             --             --             --
Net realized gain on investments                (5.44)            --             --          (0.08)         (2.14)         (0.43)
Total Distributions                             (5.44)            --             --          (0.08)         (2.14)         (0.43)

Net Asset Value, End of Period                 $22.21         $27.55         $24.19         $28.67         $33.71         $37.71

Total return (c)                                 0.72%         13.89%        (15.63)%       (14.73)%        (5.14)%         8.09%
Net assets, end of period (in millions)        $122.9          $75.3          $81.2         $126.4         $154.1         $148.6
Ratio of expenses to average net
assets (d)                                       2.00%          2.17%          2.16%          1.97%          1.88%          1.95%
Ratio of net investment income/(loss)
to average net assets (d)                       (0.57)%        (0.79)%        (0.75)%        (0.86)%        (0.44)%        (0.69)%
Portfolio turnover rate                            43%            22%             5%             3%            13%             8%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       2.22%          2.17%          2.16%          1.97%          1.88%          1.96%
Ratio of net investment income/(loss)
to average net assets (d)                       (0.80)%        (0.79)%        (0.75)%        (0.86)%        (0.44)%        (0.71)%


                                                                           Large Cap Stock Fund
                                                                         Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004 (e)  4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $29.24         $25.46         $29.90         $34.88         $38.72         $35.89

Income from Investment Operations
Net investment income/(loss)                     0.07           0.23           0.21           0.18           0.33           0.27
Net realized and unrealized gain/(loss)
on investments (b)                               0.24           3.77          (4.47)         (4.88)         (1.73)          3.20
Total from Investment Operations                 0.31           4.00          (4.26)         (4.70)         (1.40)          3.47

Less Distributions from
Net investment income                           (0.05)         (0.22)         (0.18)         (0.20)         (0.30)         (0.21)
Net realized gain on investments                (5.44)            --             --          (0.08)         (2.14)         (0.43)
Total Distributions                             (5.49)         (0.22)         (0.18)         (0.28)         (2.44)         (0.64)

Net Asset Value, End of Period                 $24.06         $29.24         $25.46         $29.90         $34.88         $38.72

Total return (c)                                 1.50%         15.76%        (14.24)%       (13.53)%        (3.82)%         9.70%
Net assets, end of period (in millions)        $112.3          $84.9          $68.2          $65.9          $91.8          $82.8
Ratio of expenses to average net
assets (d)                                       0.57%          0.57%          0.55%          0.55%          0.54%          0.52%
Ratio of net investment income/(loss)
to average net assets (d)                        0.65%          0.82%          0.85%          0.56%          0.90%          0.73%
Portfolio turnover rate                            43%            22%             5%             3%            13%             8%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       0.78%          0.57%          0.55%          0.55%          0.54%          0.54%
Ratio of net investment income/(loss)
to average net assets (d)                        0.65%          0.82%          0.85%          0.56%          0.90%          0.72%


                                                                      Large Cap Index Fund
                                                                          Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year         Period
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002      4/30/2001(f)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $7.61          $6.30          $7.32          $8.49         $10.00

Income from Investment Operations
Net investment income/(loss)                     0.04           0.08           0.05             --          (0.01)
Net realized and unrealized gain/(loss)
on investments (b)                               0.16           1.31          (1.05)         (1.17)         (1.50)
Total from Investment Operations                 0.20           1.39          (1.00)         (1.17)         (1.51)

Less Distributions from
Net investment income                           (0.03)         (0.08)         (0.02)            --             --

Net Asset Value, End of Period                  $7.78          $7.61          $6.30          $7.32          $8.49

Total return (c)                                 2.62%         22.09%        (13.58)%       (13.78)%       (15.10)%
Net assets, end of period (in millions)         $76.3          $51.2          $27.8          $30.2          $21.1
Ratio of expenses to average net
assets (d)                                       0.57%          0.41%          0.93%          1.29%          1.46%
Ratio of net investment income/(loss)
to average net assets (d)                        0.64%          1.28%          0.86%          0.08%         (0.20)%
Portfolio turnover rate                             5%             6%            16%             4%             9%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       1.08%          1.17%          1.18%          1.29%          1.46%
Ratio of net investment income/(loss)
to average net assets (d)                        0.13%          0.52%          0.61%          0.08%         (0.20)%


                                                                             Large Cap Index Fund-I
                                                                           Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year         Period
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000(g)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $7.55          $6.31          $7.38          $8.56          $9.95         $10.00

Income from Investment Operations
Net investment income/(loss)                     0.05           0.15           0.08           0.05           0.09           0.02
Net realized and unrealized gain/(loss)
on investments (b)                               0.16           1.24          (1.07)         (1.18)         (1.40)         (0.07)
Total from Investment Operations                 0.21           1.39          (0.99)         (1.13)         (1.31)         (0.05)

Less Distributions from
Net investment income                              --          (0.15)         (0.08)         (0.05)         (0.08)            --

Net Asset Value, End of Period                  $7.76          $7.55          $6.31          $7.38          $8.56          $9.95

Total return (c)                                 2.78%         22.00%        (13.36)%       (13.22)%       (13.18)%        (0.50)%
Net assets, end of period (in millions)         $29.4          $28.7          $62.1          $63.0          $26.6          $27.6
Ratio of expenses to average net
assets (d)                                       0.54%          0.54%          0.24%          0.20%          0.20%          0.20%
Ratio of net investment income/(loss)
to average net assets (d)                        1.19%          1.21%          1.55%          1.17%          0.97%          1.21%
Portfolio turnover rate                             4%            27%            23%             3%             9%             2%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       0.54%          0.55%          0.36%          0.49%          0.69%          0.93%
Ratio of net investment income/(loss)
to average net assets (d)                        1.18%          1.20%          1.43%          0.88%          0.49%          0.49%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d) Computed on an annualized basis for periods less than one year.
(e) For the period from May 1, 2004, to October 31, 2004.
(f) Since Fund inception, July 1, 2000.
(g) Since Fund inception, December 31, 1999.

The accompanying notes to the financial statements are an integral part of this schedule.


Thrivent Mutual Funds
Financial Highlights - continued

                                                                                  Balanced Fund
                                                                                 Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(f)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $11.65         $10.75         $11.52         $12.41         $12.41         $12.15

Income from Investment Operations
Net investment income                            0.09           0.17           0.19           0.26           0.38           0.32
Net realized and unrealized gain/(loss)
on investments (b)                               0.17           0.92          (0.76)         (0.88)            --           0.25
Total from Investment Operations                 0.26           1.09          (0.57)         (0.62)          0.38           0.57

Less Distributions from
Net Investment Income                           (0.10)         (0.19)         (0.20)         (0.27)         (0.38)         (0.31)

Net Asset Value, End of Period                 $11.81         $11.65         $10.75         $11.52         $12.41         $12.41

Total return (c)                                 2.21%         10.22%         (4.90)%        (5.02)%         3.10%          4.78%
Net assets, end of period (in millions)        $278.5         $278.0         $260.8         $305.6         $291.7         $256.1
Ratio of expenses to average net
assets (d)                                       1.07%          1.06%          1.05%          0.99%          0.98%          1.09%
Ratio of net investment income to
average net assets (d)                           1.49%          1.48%          1.77%          2.19%          3.07%          2.76%
Portfolio turnover rate (e)                       114%           194%            69%            76%            83%            65%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       1.08%          1.07%          1.07%          1.02%          1.02%          1.14%
Ratio of net investment income to
average net assets (d)                           1.48%          1.47%          1.75%          2.16%          3.03%          2.72%


                                                                               Balanced Fund
                                                                               Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(f)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $11.60         $10.70         $11.47         $12.35         $12.35         $12.10

Income from Investment Operations
Net investment income                            0.03           0.06           0.11           0.15           0.26           0.21
Net realized and unrealized gain/(loss)
on investments (b)                               0.17           0.92          (0.76)         (0.87)            --           0.24
Total from Investment Operations                 0.20           0.98          (0.65)         (0.72)          0.26           0.45

Less Distributions from
Net Investment Income                           (0.04)         (0.08)         (0.12)         (0.16)         (0.26)         (0.20)

Net Asset Value, End of Period                 $11.76         $11.60         $10.70         $11.47         $12.35         $12.35

Total return (c)                                 1.71%          9.22%         (5.68)%        (5.83)%         2.13%          3.74%
Net assets, end of period (in millions)         $17.6          $18.6          $19.3          $22.3          $21.1          $18.2
Ratio of expenses to average net
assets (d)                                       2.03%          2.02%          1.84%          1.89%          1.94%          2.03%
Ratio of net investment income to
average net assets (d)                           0.53%          0.52%          0.97%          1.29%          2.11%          1.82%
Portfolio turnover rate (e)                       114%           194%            60%            76%            83%            65%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       2.04%          2.03%          1.86%          1.92%          1.98%          2.08%
Ratio of net investment income to
average net assets (d)                           0.52%          0.51%          0.95%          1.26%          2.07%          1.77%


                                                                               Balanced Fund
                                                                        Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(f)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $11.64         $10.74         $11.51         $12.39         $12.40         $12.13

Income from Investment Operations
Net investment income                            0.12           0.22           0.21           0.30           0.42           0.39
Net realized and unrealized gain/(loss)
on investments (b)                               0.17           0.93          (0.73)         (0.86)            --           0.25
Total from Investment Operations                 0.29           1.15          (0.52)         (0.56)          0.42           0.64

Less Distributions from
Net Investment Income                           (0.13)         (0.25)         (0.25)         (0.32)         (0.43)         (0.37)

Net Asset Value, End of Period                 $11.80         $11.64         $10.74         $11.51         $12.39         $12.40

Total return (c)                                 2.47%         10.75%         (4.45)%        (4.65)%         3.50%          5.33%
Net assets, end of period (in millions)        $108.5         $111.2         $107.8           $3.7           $3.4           $3.0
Ratio of expenses to average net
assets (d)                                       0.60%          0.59%          0.56%          0.58%          0.59%          0.60%
Ratio of net investment income to
average net assets (d)                           1.97%          1.96%          2.26%          2.60%          3.46%          3.25%
Portfolio turnover rate (e)                       114%           194%            69%            76%            83%            65%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net
assets (d)                                       0.61%          0.60%          0.57%          0.62%          0.63%          0.64%
Ratio of net investment income to
average net assets (d)                           1.96%          1.95%          2.25%          2.56%          3.43%          3.20%


                                                                        High Yield Fund
                                                                         Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $5.07          $4.23          $5.22          $6.72          $7.87

Income from Investment Operations
Net investment income                            0.40           0.41           0.53           0.69           0.84
Net realized and unrealized gain/(loss)
on investments (b)                               0.16           0.82          (1.00)         (1.42)         (1.19)
Total from Investment Operations                 0.56           1.23          (0.47)         (0.73)         (0.35)

Less Distributions from
Net Investment Income                           (0.39)         (0.39)         (0.52)         (0.77)         (0.80)

Net Asset Value, End of Period                  $5.24          $5.07          $4.23          $5.22          $6.72

Total return (c)                                11.53%         30.00%         (9.91)%       (11.49)%        (5.21)%
Net assets, end of period (in millions)        $603.1         $579.8         $488.8         $607.9         $727.3
Ratio of expenses to average net assets          0.89%          1.02%          1.03%          0.99%          0.87%
Ratio of net investment income to
average net assets                               7.80%          8.70%         10.49%         11.62%         10.88%
Portfolio turnover rate (e)                        73%            96%            77%            65%            60%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets          0.89%          1.02%          1.03%          1.00%          0.92%
Ratio of net investment income to
average net assets                               7.80%          8.70%         10.49%         11.61%         10.83%


                                                                       High Yield Fund
                                                                        Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $5.07          $4.23          $5.22          $6.72          $7.86
Income from Investment Operations
Net investment income                            0.36           0.37           0.50           0.65           0.78
Net realized and unrealized gain/(loss)
on investments (b)                               0.16           0.82          (1.01)         (1.43)         (1.18)
Total from Investment Operations                 0.52           1.19          (0.51)         (0.78)         (0.40)

Less Distributions from
Net Investment Income                           (0.35)         (0.35)         (0.48)         (0.72)         (0.74)

Net Asset Value, End of Period                  $5.24          $5.07          $4.23          $5.22          $6.72

Total return (c)                                10.66%         29.03%        (10.58)%       (12.14)%        (5.79)%
Net assets, end of period (in millions)         $33.1          $36.3          $34.9          $37.8          $39.0
Ratio of expenses to average net assets          1.70%          1.77%          1.78%          1.74%          1.62%
Ratio of net investment income to
average net assets                               7.00%          7.95%          9.74%         10.87%         10.13%
Portfolio turnover rate (e)                        73%            96%            77%            65%            60%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets          1.73%          1.77%          1.78%          1.75%          1.67%
Ratio of net investment income to
average net assets                               6.96%          7.95%          9.74%         10.86%         10.08%


                                                                          High Yield Fund
                                                                     Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $5.07          $4.23          $5.22          $6.73          $7.87

Income from Investment Operations
Net investment income                            0.42           0.42           0.55           0.72           0.87
Net realized and unrealized gain/(loss)
on investments (b)                               0.16           0.83          (1.01)         (1.45)         (1.19)
Total from Investment Operations                 0.58           1.25          (0.46)         (0.73)         (0.32)

Less Distributions from
Net Investment Income                           (0.41)         (0.41)         (0.53)         (0.78)         (0.82)

Net Asset Value, End of Period                  $5.24          $5.07          $4.23          $5.22          $6.73

Total return (c)                                11.98%         30.57%         (9.60)%       (11.34)%        (4.81)%
Net assets, end of period (in millions)         $10.1          $10.8          $10.9          $12.5          $23.3
Ratio of expenses to average net assets          0.49%          0.57%          0.69%          0.67%          0.59%
Ratio of net investment income to
average net assets                               8.21%          9.15%         10.83%         11.95%         11.16%
Portfolio turnover rate (e)                        73%            96%            77%            65%            60%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets          0.59%          0.69%          0.69%          0.68%          0.64%
Ratio of net investment income to
average net assets                               8.10%          9.03%         10.83%         11.94%         11.11%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d) Computed on an annualized basis for periods less than one year.
(e) Portfolio turnover rates for the period ended Oct. 31, 2004, excluded the effect of participation in mortgage dollar roll transactions.
(f) For the period from May 1, 2004, to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.


Thrivent Mutual Funds
Financial Highlights - continued

                                                                           Partner High Yield Fund
                                                                                Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $6.54          $6.27          $6.19          $6.76          $7.44          $8.92

Income from Investment Operations
Net investment income                            0.22           0.46           0.50           0.54           0.63           0.87
Net realized and unrealized gain/(loss)
on investments (b)                               0.18           0.28           0.08          (0.56)         (0.68)         (1.48)
Total from Investment Operations                 0.40           0.74           0.58          (0.02)         (0.05)         (0.61)

Less Distributions from
Net Investment Income                           (0.23)         (0.47)         (0.50)         (0.55)         (0.63)         (0.87)

Net Asset Value, End of Period                  $6.71          $6.54          $6.27          $6.19          $6.76          $7.44

Total return (c)                                 6.32%         12.08%         10.59%         (0.26)%        (0.81)%        (7.00)%
Net assets, end of period (in millions)        $138.9         $135.1         $117.4         $118.6         $121.0         $134.3
Ratio of expenses to average net
assets (d)                                       1.07%          1.10%          0.93%          1.00%          1.00%          0.96%
Ratio of net investment income to
average net assets (d)                           6.82%          6.98%          8.72%          8.41%          9.06%         10.54%
Portfolio turnover rate                            55%            91%           103%            72%           106%            54%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net
assets (d)                                       1.14%          1.10%          1.03%          1.17%          1.08%          1.12%
Ratio of net investment income to
average net assets (d)                           6.75%          6.98%          8.62%          8.24%          8.98%         10.38%


                                                                         Partner High Yield Fund
                                                                               Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $6.54          $6.27          $6.19          $6.76          $7.44          $8.92

Income from Investment Operations
Net investment income                            0.19           0.40           0.45           0.49           0.58           0.81
Net realized and unrealized gain/(loss)
on investments (b)                               0.19           0.28           0.08          (0.56)         (0.68)         (1.48)
Total from Investment Operations                 0.38           0.68           0.53          (0.07)         (0.10)         (0.67)

Less Distributions from
Net Investment Income                           (0.20)         (0.41)         (0.45)         (0.50)         (0.58)         (0.81)

Net Asset Value, End of Period                  $6.72          $6.54          $6.27          $6.19          $6.76          $7.44

Total return (c)                                 5.95%         11.06%          9.61%         (1.02)%        (1.53)%        (7.65)%
Net assets, end of period (in millions)          $5.9           $6.1           $6.0           $8.2           $9.7          $11.6
Ratio of expenses to average net
assets (d)                                       2.05%          2.01%          1.84%          1.74%          1.73%          1.62%
Ratio of net investment income to
average net assets (d)                           5.84%          6.07%          7.81%          7.67%          8.33%          9.88%
Portfolio turnover rate                            55%            91%           103%            72%           106%            54%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net
assets (d)                                       2.11%          2.01%          2.01%          1.93%          1.99%          1.97%
Ratio of net investment income to
average net assets (d)                           5.78%          6.07%          7.64%          7.48%          8.08%          9.53%


                                                                          Partner High Yield Fund
                                                                         Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(e)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $6.54          $6.27          $6.19          $6.76          $7.43          $8.91

Income from Investment Operations
Net investment income                            0.24           0.48           0.51           0.56           0.65           0.89
Net realized and unrealized gain/(loss)
on investments (b)                               0.18           0.29           0.09          (0.57)         (0.67)         (1.48)
Total from Investment Operations                 0.42           0.77           0.60          (0.01)         (0.02)         (0.59)

Less Distributions from
Net Investment Income                           (0.25)         (0.50)         (0.52)         (0.56)         (0.65)         (0.89)

Net Asset Value, End of Period                  $6.71          $6.54          $6.27          $6.19          $6.76          $7.43

Total return (c)                                 6.56%         12.56%         10.88%          0.05%         (0.34)%        (6.67)%
Net assets, end of period (in millions)          $4.3           $3.8           $3.3           $2.7           $2.2           $2.0
Ratio of expenses to average net
assets (d)                                       0.61%          0.67%          0.67%          0.68%          0.67%          0.53%
Ratio of net investment income to
average net assets (d)                           7.28%          7.41%          8.98%          8.73%          9.34%         11.00%
Portfolio turnover rate                            55%            91%           103%            72%           106%            54%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net
assets (d)                                       0.68%          0.67%          0.67%          0.68%          0.67%          0.62%
Ratio of net investment income to
average net assets (d)                           7.21%          7.41%          8.98%          8.73%          9.34%         10.92%


                                                                     Municipal Bond Fund
                                                                        Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $11.53         $11.61         $11.58         $10.99         $10.71

Income from Investment Operations
Net investment income                            0.50           0.54           0.54           0.55           0.56
Net realized and unrealized gain/(loss)
on investments (b)                               0.12          (0.05)          0.01           0.60           0.28
Total from Investment Operations                 0.62           0.49           0.55           1.15           0.84

Less Distributions from
Net investment income                           (0.53)         (0.56)         (0.52)         (0.56)         (0.56)
Net realized gain on investments                (0.06)         (0.01)            --             --             --
Total Distributions                             (0.59)         (0.57)         (0.52)         (0.56)         (0.56)

Net Asset Value, End of Period                 $11.56         $11.53         $11.61         $11.58         $10.99

Total return (c)                                 5.47%          4.37%          4.91%         10.78%          8.09%
Net assets, end of period (in millions)      $1,264.1         $641.7         $645.4         $609.5         $559.4
Ratio of expenses to average net assets          0.73%          0.72%          0.73%          0.72%          0.69%
Ratio of net investment income to
average net assets                               4.53%          4.62%          4.69%          4.90%          5.18%
Portfolio turnover rate                            12%             6%            13%             5%            12%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets          0.73%          0.72%          0.73%          0.73%          0.74%
Ratio of net investment income to
average net assets                               4.53%          4.62%          4.69%          4.89%          5.13%


                                                                       Municipal Bond Fund
                                                                         Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $11.52         $11.61         $11.59         $10.99         $10.70

Income from Investment Operations
Net investment income                            0.44           0.45           0.46           0.48           0.48
Net realized and unrealized gain/(loss)
on investments (b)                               0.09          (0.06)          0.01           0.60           0.29
Total from Investment Operations                 0.53           0.39           0.47           1.08           0.77

Less Distributions from
Net investment income                           (0.44)         (0.47)         (0.45)         (0.48)         (0.48)
Net realized gain on investments                (0.06)         (0.01)            --             --             --
Total Distributions                             (0.50)         (0.48)         (0.45)         (0.48)         (0.48)

Net Asset Value, End of Period                 $11.55         $11.52         $11.61         $11.59         $10.99

Total return (c)                                 4.72%          3.48%          4.15%          9.99%          7.44%
Net assets, end of period (in millions)         $34.0          $24.2          $22.3          $15.3           $9.7
Ratio of expenses to average net assets          1.46%          1.47%          1.48%          1.47%          1.44%
Ratio of net investment income to
average net assets                               3.81%          3.88%          3.94%          4.15%          4.43%
Portfolio turnover rate                            12%             6%            13%             5%            12%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets          1.51%          1.47%          1.48%          1.48%          1.49%
Ratio of net investment income to
average net assets                               3.76%          3.88%          3.94%          4.14%          4.38%


                                                                       Municipal Bond Fund
                                                                    Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $11.53         $11.61         $11.58         $10.99         $10.69

Income from Investment Operations
Net investment income                            0.53           0.58           0.57           0.56           0.58
Net realized and unrealized gain/(loss)
on investments (b)                               0.11          (0.05)          0.01           0.61           0.30
Total from Investment Operations                 0.64           0.53           0.58           1.17           0.88

Less Distributions from
Net investment income                           (0.56)         (0.60)         (0.55)         (0.58)         (0.58)
Net realized gain on investments                (0.06)         (0.01)            --             --             --
Total Distributions                             (0.62)         (0.61)         (0.55)         (0.58)         (0.58)

Net Asset Value, End of Period                 $11.55         $11.53         $11.61         $11.58         $10.99

Total return (c)                                 5.70%          4.67%          5.08%         10.95%          8.42%
Net assets, end of period (in millions)          $5.1           $2.6           $3.2           $2.6           $3.2
Ratio of expenses to average net assets          0.44%          0.44%          0.57%          0.56%          0.52%
Ratio of net investment income to
average net assets                               4.83%          4.90%          4.85%          5.05%          5.35%
Portfolio turnover rate                            12%             6%            13%             5%            12%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets          0.52%          0.56%          0.57%          0.57%          0.57%
Ratio of net investment income to
average net assets                               4.75%          4.78%          4.85%          5.04%          5.30%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d) Computed on an annualized basis for periods less than one year.
(e) For the period from May 1, 2004, to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.


Thrivent Mutual Funds
Financial Highlights - continued

                                                                        Income Fund
                                                                       Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $8.73          $8.34          $8.71          $8.19          $8.22

Income from Investment Operations
Net investment income                            0.35           0.34           0.41           0.48           0.53
Net realized and unrealized gain/(loss)
on investments (b)                               0.13           0.40          (0.38)          0.56          (0.05)
Total from Investment Operations                 0.48           0.74           0.03           1.04           0.48

Less Distributions from
Net Investment Income                           (0.35)         (0.35)         (0.40)         (0.52)         (0.51)

Net Asset Value, End of Period                  $8.86          $8.73          $8.34          $8.71          $8.19

Total return (c)                                 5.64%          9.05%          0.25%         13.25%          6.02%
Net assets, end of period (in millions)        $575.2         $608.7         $629.3         $657.3         $611.0
Ratio of expenses to average net assets          0.82%          0.87%          0.84%          0.83%          0.83%
Ratio of net investment income to
average net assets                               4.04%          3.88%          4.87%          5.66%          6.41%
Portfolio turnover rate (d)                       203%           312%           170%           175%           111%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets          0.83%          0.88%          0.89%          0.88%          0.88%
Ratio of net investment income to
average net assets                               4.04%          3.87%          4.82%          5.61%          6.36%


                                                                           Income Fund
                                                                         Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $8.71          $8.32          $8.70          $8.17          $8.20

Income from Investment Operations
Net investment income                            0.29           0.27           0.35           0.42           0.46
Net realized and unrealized gain/(loss)
on investments (b)                               0.12           0.41          (0.40)          0.57          (0.05)
Total from Investment Operations                 0.41           0.68          (0.05)          0.99           0.41

Less Distributions from
Net Investment Income                           (0.28)         (0.29)         (0.33)         (0.46)         (0.44)

Net Asset Value, End of Period                  $8.84          $8.71          $8.32          $8.70          $8.17

Total return (c)                                 4.83%          8.25%         (0.49)%        12.45%          5.24%
Net assets, end of period (in millions)         $25.4          $30.3          $31.7          $25.3          $16.7
Ratio of expenses to average net assets          1.60%          1.62%          1.59%          1.58%          1.58%
Ratio of net investment income to
average net assets                               3.25%          3.13%          4.12%          4.91%          5.66%
Portfolio turnover rate (d)                       203%           312%           170%           175%           111%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets          1.68%          1.63%          1.64%          1.63%          1.63%
Ratio of net investment income to
average net assets                               3.17%          3.12%          4.07%          4.86%          5.61%


                                                                          Income Fund
                                                                   Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $8.75          $8.34          $8.71          $8.19          $8.22

Income from Investment Operations
Net investment income                            0.39           0.37           0.44           0.50           0.54
Net realized and unrealized gain/(loss)
on investments (b)                               0.10           0.43          (0.39)          0.57          (0.04)
Total from Investment Operations                 0.49           0.80           0.05           1.07           0.50

Less Distributions from
Net Investment Income                           (0.39)         (0.39)         (0.42)         (0.55)         (0.53)

Net Asset Value, End of Period                  $8.85          $8.75          $8.34          $8.71          $8.19

Total return (c)                                 5.94%          9.49%          0.65%         13.43%          6.33%
Net assets, end of period (in millions)         $29.0          $25.2          $40.1          $39.1          $38.3
Ratio of expenses to average net assets          0.43%          0.47%          0.55%          0.56%          0.55%
Ratio of net investment income to
average net assets                               4.43%          4.28%          5.15%          5.94%          6.69%
Portfolio turnover rate (d)                       203%           312%           170%           175%           111%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets          0.54%          0.60%          0.60%          0.61%          0.60%
Ratio of net investment income to
average net assets                               4.32%          4.15%          5.10%          5.89%          6.64%


                                                                                Core Bond Fund
                                                                                Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(f)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $10.14         $10.31          $9.82          $9.80          $9.32          $9.92

Income from Investment Operations
Net investment income                            0.20           0.40           0.42           0.56           0.61           0.58
Net realized and unrealized gain/(loss)
on investments (b)                               0.16          (0.12)          0.52           0.02           0.48          (0.60)
Total from Investment Operations                 0.36           0.28           0.94           0.58           1.09          (0.02)

Less Distributions from
Net investment income                           (0.22)         (0.45)         (0.45)         (0.56)         (0.61)         (0.58)
Net realized gain on investments                (0.01)            --             --             --             --             --
Total Distributions                             (0.23)         (0.45)         (0.45)         (0.56)         (0.61)         (0.58)

Net Asset Value, End of Period                 $10.27         $10.14         $10.31          $9.82          $9.80          $9.32

Total return (c)                                 3.58%          2.74%          9.79%          6.01%         12.08%         (0.11)%
Net assets, end of period (in millions)        $457.1         $460.5         $526.5         $451.5         $353.5         $321.7
Ratio of expenses to average net
assets (e)                                       0.92%          0.88%          0.85%          0.81%          0.81%          0.83%
Ratio of net investment income to
average net assets (e)                           3.84%          3.86%          4.19%          5.54%          6.38%          6.12%
Portfolio turnover rate (d)                       167%           463%           149%           160%           172%           163%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net
assets (e)                                       0.93%          0.89%          0.86%          0.88%          0.91%          0.91%
Ratio of net investment income to
average net assets (e)                           3.83%          3.85%          4.18%          5.47%          6.27%          6.04%


                                                                                Core Bond Fund
                                                                                Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(f)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $10.15         $10.32          $9.82          $9.80          $9.32          $9.92

Income from Investment Operations
Net investment income                            0.15           0.30           0.33           0.47           0.52           0.49
Net realized and unrealized gain/(loss)
on investments (b)                               0.15          (0.12)          0.53           0.02           0.48          (0.60)
Total from Investment Operations                 0.30           0.18           0.86           0.49           1.00          (0.11)

Less Distributions from
Net investment income                           (0.17)         (0.35)         (0.36)         (0.47)         (0.52)         (0.49)
Net realized gain on investments                (0.01)            --             --             --             --             --
Total Distributions                             (0.18)         (0.35)         (0.36)         (0.47)         (0.52)         (0.49)

Net Asset Value, End of Period                 $10.27         $10.15         $10.32          $9.82          $9.80          $9.32

Total return (c)                                 2.97%          1.75%          8.91%          5.03%         11.04%         (1.09)%
Net assets, end of period (in millions)         $13.3          $13.4          $13.2           $7.9           $4.6           $3.6
Ratio of expenses to average net
assets (e)                                       1.91%          1.86%          1.77%          1.73%          1.73%          1.80%
Ratio of net investment income to
average net assets (e)                           2.84%          2.89%          3.28%          4.64%          5.45%          5.17%
Portfolio turnover rate (d)                       167%           463%           149%           160%           172%           163%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net
assets (e)                                       1.92%          1.87%          1.78%          1.80%          1.83%          1.88%
Ratio of net investment income to
average net assets (e)                           2.83%          2.88%          3.27%          4.57%          5.35%          5.09%


                                                                             Core Bond Fund
                                                                        Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(f)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $10.15         $10.31          $9.82          $9.80          $9.32          $9.92

Income from Investment Operations
Net investment income                            0.22           0.44           0.46           0.60           0.66           0.62
Net realized and unrealized gain/(loss)
on investments (b)                               0.15          (0.11)          0.52           0.02           0.48          (0.60)
Total from Investment Operations                 0.37           0.33           0.98           0.62           1.14           0.02

Less Distributions from
Net investment income                           (0.24)         (0.49)         (0.49)         (0.60)         (0.66)         (0.62)
Net realized gain on investments                (0.01)            --             --             --             --             --
Total Distributions                             (0.25)         (0.49)         (0.49)         (0.60)         (0.66)         (0.62)

Net Asset Value, End of Period                 $10.27         $10.15         $10.31          $9.82          $9.80          $9.32

Total return (c)                                 3.69%          3.25%         10.20%          6.42%         12.55%          0.30%
Net assets, end of period (in millions)         $36.3          $34.5          $29.2          $22.9          $55.6          $47.9
Ratio of expenses to average net
assets (e)                                       0.50%          0.49%          0.47%          0.39%          0.39%          0.43%
Ratio of net investment income to
average net assets (e)                           4.25%          4.26%          4.57%          5.93%          6.79%          6.55%
Portfolio turnover rate (d)                       167%           463%           149%           160%           172%           163%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net
assets (e)                                       0.51%          0.50%          0.48%          0.46%          0.49%          0.50%
Ratio of net investment income to
average net assets (e)                           4.24%          4.25%          4.56%          5.86%          6.69%          6.47%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d) Portfolio turnover rates for the period ended Oct. 31, 2004, excluded the effect of participation in mortgage dollar roll transactions.
(e) Computed on an annualized basis for periods less than one year.
(f) For the period from May 1, 2004, to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.


Thrivent Mutual Funds
Financial Highlights - continued

                                                                              Bond Index Fund-I
                                                                            Institutional Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year         Period
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(f)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000(g)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $10.10         $10.96         $10.48         $10.47          $9.95         $10.00

Income from Investment Operations
Net investment income                            0.20           0.39           0.50           0.59           0.69           0.22
Net realized and unrealized gain/(loss)
on investments (b)                               0.18          (0.25)          0.56           0.16           0.52          (0.05)
Total from Investment Operations                 0.38           0.14           1.06           0.75           1.21           0.17

Less Distributions from
Net investment income                           (0.23)         (0.50)         (0.58)         (0.64)         (0.69)         (0.22)
Net realized gain on investments                (0.01)         (0.50)            --          (0.10)            --             --
Total Distributions                             (0.24)         (1.00)         (0.58)         (0.74)         (0.69)         (0.22)

Net Asset Value, End of Period                 $10.24         $10.10         $10.96         $10.48         $10.47          $9.95

Total return (c)                                 3.89%          1.31%         10.35%          7.36%         12.50%          1.72%
Net assets, end of period (in millions)         $27.5          $40.7          $81.0          $58.9          $18.6          $11.1
Ratio of expenses to average net
assets (d)                                       0.54%          0.43%          0.23%          0.20%          0.20%          0.20%
Ratio of net investment income to
average net assets (d)                           3.97%          3.75%          4.65%          5.47%          6.66%          6.85%
Portfolio turnover rate (e)                       184%           305%            90%            92%            51%            52%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net
assets (d)                                       0.55%          0.44%          0.31%          0.53%          0.98%          1.04%
Ratio of net investment income to
average net assets (d)                           3.96%          3.74%          4.57%          5.14%          5.88%          6.02%


                                                                  Limited Maturity Bond Fund
                                                                        Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year         Period
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000(h)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $13.06         $12.75         $13.14         $12.41         $12.50

Income from Investment Operations
Net investment income                            0.35           0.36           0.46           0.65           0.72
Net realized and unrealized gain/(loss)
on investments (b)                              (0.03)          0.31          (0.14)          0.78          (0.09)
Total from Investment Operations                 0.32           0.67           0.32           1.43           0.63

Less Distributions from
Net investment income                           (0.35)         (0.36)         (0.46)         (0.65)         (0.72)
Net realized gain on investments                (0.12)            --          (0.25)         (0.05)            --
Total Distributions                             (0.47)         (0.36)         (0.71)         (0.70)         (0.72)

Net Asset Value, End of Period                 $12.91         $13.06         $12.75         $13.14         $12.41

Total return (c)                                 2.52%          5.30%          2.51%         11.89%          5.20%
Net assets, end of period (in millions)        $119.4          $90.4          $73.9          $39.1          $16.6
Ratio of expenses to average net
assets (d)                                       0.75%          0.74%          0.75%          0.81%          0.95%
Ratio of net investment income to
average net assets (d)                           2.71%          2.78%          3.56%          5.02%          5.84%
Portfolio turnover rate (e)                       230%           297%           288%           290%           229%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net
assets (d)                                       0.89%          0.96%          1.05%          1.08%          1.10%
Ratio of net investment income to
average net assets (d)                           2.57%          2.56%          3.26%          4.75%          5.69%


                                                                  Limited Maturity Bond Fund
                                                                        Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000(h)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $13.06         $12.75         $13.14         $12.41         $12.50

Income from Investment Operations
Net investment income                            0.33           0.34           0.46           0.65           0.72
Net realized and unrealized gain/(loss)
on investments (b)                              (0.02)          0.31          (0.14)          0.78          (0.09)
Total from Investment Operations                 0.31           0.65           0.32           1.43           0.63

Less Distributions from
Net investment income                           (0.33)         (0.34)         (0.46)         (0.65)         (0.72)
Net realized gain on investments                (0.12)            --          (0.25)         (0.05)            --
Total Distributions                             (0.45)         (0.34)         (0.71)         (0.70)         (0.72)

Net Asset Value, End of Period                 $12.92         $13.06         $12.75         $13.14         $12.41

Total return (c)                                 2.45%          5.14%          2.51%         11.89%          5.20%
Net assets, end of period (in millions)          $2.1           $6.2           $5.8           $5.4           $5.0
Ratio of expenses to average net
assets (d)                                       0.88%          0.91%          0.75%          0.81%          0.95%
Ratio of net investment income to
average net assets (d)                           2.59%          2.61%          3.56%          5.02%          5.84%
Portfolio turnover rate (e)                       230%           297%           288%           290%           229%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net
assets (d)                                       0.88%          0.96%          1.05%          1.08%          1.10%
Ratio of net investment income to
average net assets (d)                           2.59%          2.56%          3.26%          4.75%          5.69%


                                                                   Limited Maturity Bond Fund
                                                                   Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004     10/31/2003     10/31/2002     10/31/2001     10/31/2000(h)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $13.05         $12.74         $13.14         $12.41         $12.50

Income from Investment Operations
Net investment income                            0.39           0.40           0.50           0.69           0.74
Net realized and unrealized gain/(loss)
on investments (b)                              (0.02)          0.31          (0.15)          0.78          (0.09)
Total from Investment Operations                 0.37           0.71           0.35           1.47           0.65

Less Distributions from
Net investment income                           (0.39)         (0.40)         (0.50)         (0.69)         (0.74)
Net realized gain on investments                (0.12)            --          (0.25)         (0.05)            --
Total Distributions                             (0.51)         (0.40)         (0.75)         (0.74)         (0.74)

Net Asset Value, End of Period                 $12.91         $13.05         $12.74         $13.14         $12.41

Total return (c)                                 2.90%          5.62%          2.77%         12.22%          5.43%
Net assets, end of period (in millions)          $9.8          $14.7          $14.0          $11.5          $10.6
Ratio of expenses to average net
assets (d)                                       0.45%          0.46%          0.42%          0.51%          0.73%
Ratio of net investment income to
average net assets (d)                           3.01%          3.07%          3.89%          5.32%          6.06%
Portfolio turnover rate (e)                       230%           297%           288%           290%           229%

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net
assets (d)                                       0.57%          0.64%          0.72%          0.78%          0.88%
Ratio of net investment income to
average net assets (d)                           2.89%          2.89%          3.59%          5.05%          5.91%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d) Computed on an annualized basis for periods less than one year.
(e) Portfolio turnover rates for the year ended April 30, 2003, excluded the effect of participation in mortgage dollar roll transactions.
(f) For the period from May 1, 2004, to October 31, 2004.
(g) Since Fund inception, December 31, 1999.
(h) Since Fund inception, October 29, 1999.

The accompanying notes to the financial statements are an integral part of this schedule.


Thrivent Mutual Funds
Financial Highlights - continued

                                                                             Money Market Fund
                                                                               Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(d)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $1.00          $1.00          $1.00          $1.00          $1.00          $1.00

Income from Investment Operations:
Net investment income/(loss)                   (0.001)         0.003           0.01           0.02           0.05           0.05
Net realized gain on investments                0.004             --             --             --             --             --
Total from Investment Operations                0.003          0.003           0.01           0.02           0.05           0.05

Less Distributions from:
Net Investment Income                          (0.003)        (0.003)         (0.01)         (0.02)         (0.05)         (0.05)

Net Asset Value, End of Period                  $1.00          $1.00          $1.00          $1.00          $1.00          $1.00

Total return (b)                                 0.26%          0.32%          0.88%          2.28%          5.70%          4.99%
Net assets, end of period (in millions)        $686.8         $262.2         $349.6         $399.8         $423.9         $348.0
Ratio of expenses to average net
assets (c)                                       0.90%          0.83%          0.77%          0.72%          0.76%          0.66%
Ratio of net investment income to
average net assets (c)                           0.61%          0.32%          0.89%          2.19%          5.51%          4.90%
Portfolio turnover rate                           N/A            N/A            N/A            N/A            N/A            N/A

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net
assets (c)                                       1.00%          0.93%          0.92%          0.90%          0.99%          1.02%
Ratio of net investment income/(loss)
to average net assets (c)                        0.51%          0.22%          0.74%          2.01%          5.28%          4.54%


                                                                             Money Market Fund
                                                                               Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(d)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $1.00          $1.00          $1.00          $1.00          $1.00          $1.00

Income from Investment Operations:
Net investment income/(loss)                    0.002          0.001          0.003           0.01           0.04           0.04
Net realized gain on investments                   --             --             --             --             --             --
Total from Investment Operations                0.002          0.001          0.003           0.01           0.04           0.04

Less Distributions from:
Net Investment Income                          (0.002)        (0.001)        (0.003)         (0.01)         (0.04)         (0.04)

Net Asset Value, End of Period                  $1.00          $1.00          $1.00          $1.00          $1.00          $1.00

Total return (b)                                 0.18%          0.07%          0.42%          1.34%          4.67%          3.94%
Net assets, end of period (in millions)          $2.9           $1.8           $2.8           $2.8           $3.3           $2.4
Ratio of expenses to average net
assets (c)                                       1.04%          1.08%          1.38%          1.52%          1.81%          1.65%
Ratio of net investment income to
average net assets (c)                           0.47%          0.07%          0.27%          1.39%          4.45%          3.95%
Portfolio turnover rate                           N/A            N/A            N/A            N/A            N/A            N/A

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net
assets (c)                                       1.95%          1.84%          1.62%          1.70%          2.04%          2.00%
Ratio of net investment income/(loss)
to average net assets (c)                       (0.44)%        (0.69)%         0.03%          1.21%          4.22%          3.59%


                                                                           Money Market Fund
                                                                        Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                              Period           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each
period (a)                                 10/31/2004(d)   4/30/2004      4/30/2003      4/30/2002      4/30/2001      4/30/2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $1.00          $1.00          $1.00          $1.00          $1.00          $1.00

Income from Investment Operations:
Net investment income/(loss)                    0.005           0.01           0.01           0.03           0.06           0.05
Net realized gain on investments                   --             --             --             --             --             --
Total from Investment Operations                0.005           0.01           0.01           0.03           0.06           0.05

Less Distributions from:
Net Investment Income                          (0.005)         (0.01)         (0.01)         (0.03)         (0.06)         (0.05)

Net Asset Value, End of Period                  $1.00          $1.00          $1.00          $1.00          $1.00          $1.00

Total return (b)                                 0.47%          0.59%          1.17%          2.54%          6.07%          5.36%
Net assets, end of period (in millions)        $245.7         $114.6          $91.4         $117.8          $25.3          $12.8
Ratio of expenses to average net
assets (c)                                       0.47%          0.56%          0.48%          0.46%          0.43%          0.31%
Ratio of net investment income to
average net assets (c)                           1.05%          0.59%          1.18%          2.45%          5.86%          5.18%
Portfolio turnover rate                           N/A            N/A            N/A            N/A            N/A            N/A

If the Adviser had not reimbursed
expenses and the Fund had not received
credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net
assets (c)                                       0.54%          0.56%          0.53%          0.54%          0.56%          0.57%
Ratio of net investment income/(loss)
to average net assets (c)                        0.98%          0.59%          1.13%          2.37%          5.73%          4.92%

(a) All per share amounts have been rounded to the nearest cent.
(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(c) Computed on an annualized basis for periods less than one year.
(d) For the period from May 1, 2004, to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.



Additional Information (unaudited)



Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in January 2005.

The Funds designate the following percentages of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals under the Jobs and Growth Tax Relief
Reconciliation Act of 2003 for the tax period ending October 31, 2004:

                                    Dividends            Qualified
                                     Received             Dividend
                                Deduction for           Income for
Fund                             Corporations          Individuals
------------------------------------------------------------------
Partner Small Cap Value               89%                  92%
Small Cap Stock                       13%                  13%
Mid Cap Index                        100%                 100%
Mid Cap Index - I                     76%                  76%
Partner International Stock            0%                 100%
Large Cap Value                      100%                 100%
Large Cap Stock                      100%                 100%
Large Cap Index                      100%                 100%
Balanced                              43%                  43%
High Yield                             1%                   1%

The Municipal Bond Fund designates 99.31% of the dividends declared from net investment income as exempt from federal income tax for the tax period ended October 31, 2004.

The Funds designate the following amounts as distributions of long-term capital gains: Partner Small Cap Value Fund, $1,354,118; Small Cap Stock Fund, $11,407,705; Small Cap Index Fund, $1,238,820; Mid Cap Index Fund-I, $394,912; Large Cap Stock Fund, $540,381,430; Core Bond Fund, $493,715; and Limited Maturity Bond Fund, $377,166. These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust's Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 800-947-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust's Forms N-Q by calling 1-800-947-4836. The Trust's Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC's Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board of Trustees and Officers

The following table provides information about the Trustees and officers of the Trust. Each Trustee oversees each of 24 series of the Trust and also serves as:

(bullet) Director of Thrivent Series Fund, Inc., a registered investment company consisting of 26 Portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans ("Thrivent Financial") and Thrivent Life Insurance
Company ("TLIC") and investment options in the retirement plan offered by Thrivent Financial.

(bullet) Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one Portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 24 series of the Trust, 26 Portfolios of Thrivent Series Fund, Inc., and Thrivent Financial Securities Lending Trust are referred to herein as the "Investment Company Complex."

The Statement of Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.



Interested Trustees1

                                                     Number of
                               Position            Portfolios in         Principal
                              with Trust            Fund Complex        Occupation(s)                   Other
Name, Address,                and Length             Overseen            During the                  Directorships
and Age                       of Service2            by Trustee          Past 5 Years                Held by Trustee
---------------------------------------------------------------------------------------------------------------------------
Pamela J. Moret           President since 2002            51          Executive Vice President,    Director, Lutheran World
625 Fourth Avenue South   Trustee since 2004                          Marketing and Products,      Relief; Director, Minnesota
Minneapolis, MN                                                       Thrivent Financial since     Public Radio
Age 48                                                                2002; Senior Vice
                                                                      President, Products,
                                                                      American Express
                                                                      Financial Advisors from
                                                                      2000 to 2001; Vice
                                                                      President, Variable Assets,
                                                                      American Express
                                                                      Financial Advisors
                                                                      from 1996 to 2000

Independent Trustees3

                                                     Number of
                               Position            Portfolios in         Principal
                              with Trust            Fund Complex        Occupation(s)                   Other
Name, Address,                and Length             Overseen            During the                  Directorships
and Age                       of Service2            by Trustee          Past 5 Years                Held by Trustee
---------------------------------------------------------------------------------------------------------------------------
F. Gregory Campbell       Trustee since 1992              51          President, Carthage          Director, National
625 Fourth Avenue South                                               College                      Association of Independent
Minneapolis, MN                                                                                    Colleges and Universities,
Age 65                                                                                             Director, Johnson Family
                                                                                                   Funds, Inc., an investment
                                                                                                   company consisting of four
                                                                                                   portfolios; Director,
                                                                                                   Kenosha Hospital and
                                                                                                   Medical Center Board;
                                                                                                   Prairie School Board; United
                                                                                                   Health Systems Board

Herbert F. Eggerding, Jr. Lead Trustee                    51          Management consultant        None
625 Fourth Avenue South   since 2003                                  to several privately
Minneapolis, MN                                                       owned companies
Age 67

Noel K. Estenson          Trustee since 2004              51          Retired; previously          None
625 Fourth Avenue South                                               President and Chief
Minneapolis, MN                                                       Executive Officer, Cenex
Age 65                                                                HarvestStates (farm supply
                                                                      and marketing and
                                                                      food business)

Richard L. Gady           Trustee since 1987              51          Retired; previously Vice     Director, International
625 Fourth Avenue South                                               President, Public            Agricultural Marketing
Minneapolis, MN                                                       Affairs and Chief            Association
Age 61                                                                Economist, Conagra,
                                                                      Inc. (agribusiness)

Connie M. Levi            Trustee since 2004              51          Retired                      Director, Norstan, Inc.
625 Fourth Avenue South
Minneapolis, MN
Age 65

Edward W. Smeds           Chairman and Trustee            51          Retired                      Chairman of Carthage
625 Fourth Avenue South   since 1999                                                               College Board Minneapolis, MN
Age 68

Executive Officers


                               Position with
                                 Trust and
Name, Address, and Age        Length of Service2                   Principal Occupation(s) During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------------
Pamela J. Moret           President since 2002            Executive Vice President, Marketing and Products, Thrivent
625 Fourth Avenue South                                   Financial since 2002; Senior Vice President, Products,
Minneapolis, MN                                           American Express Financial Advisors from 2000 to 2001; Vice
Age 48                                                    President, Variable Assets, American Express Financial Advisors
                                                          from 1996 to 2000

James E. Nelson           Secretary since 2003            Vice President, Securities Law, Thrivent Financial since 2001;
625 Fourth Avenue South                                   Counsel and head of Insurance Practice Group, Law Division
Minneapolis, MN                                           of ING ReliaStar (formerly ReliaStar Financial Corp.) from
Age 44                                                    1998 to 2001

Katie S. Kloster          Vice President and Chief        Vice President and Rule 38a-1 Chief Compliance Officer,
625 Fourth Avenue South   Compliance Officer              since 2004; previously Vice President and Comptroller of
Minneapolis, MN           since 2004                      Thrivent Financial.
Age 39

Russell W. Swansen        Vice President since 2004       Chief Investment Officer, Thrivent Financial, since 2004;
625 Fourth Avenue South                                   Managing Director, Colonade Advisors, LLC, from 2001 to
Minneapolis, MN                                           2003, President and Chief Investment Officer of PPM
Age 47                                                    American from 1999 to 2000

Nikki L. Sorum            Vice President since 2004       Senior Vice President, Business Development,
625 Fourth Avenue South                                   Thrivent Financial Minneapolis, MN
Age 43

Frederick P. Johnson      Vice President since 2003       Vice President, Investment Operations, Thrivent Financial
625 Fourth Avenue South
Minneapolis, MN
Age 42

Marnie L. Loomans-Thuecks Vice President since 2004       Vice President, Customer Interaction Department,
4321 North Ballard Road                                   Thrivent Financial
Appleton, WI
Age 41

Thomas R Mischka          Vice President and              Vice President of Divisional Support Services,
4321 North Ballard Road   Anti-Money Laundering           Thrivent Financial
Appleton, WI              Officer since 2003
Age 45

Sandra A. Diedrick        Assistant Vice President        Director, of Interaction Center, Thrivent Financial
4321 North Ballard Road   and Assistant Secretary
Appleton, WI              since 2004
Age 44

Kenneth L. Kirchner       Assistant Vice President        Director, Transfer Agency Operations, Thrivent Financial
4321 North Ballard Road   and Assistant Secretary
Appleton, WI              since 2004
Age 38

David R. Spangler         Assistant Vice President        Director, of Investment Product Management, Thrivent
625 Fourth Avenue South   since 2004                      Financial since 2002; Vice President- Product Development,
Minneapolis, MN                                           Wells Fargo Bank-Funds Management Group, from 2000 to
Age 37                                                    2002; Analyst, MCSI, Inc., 2000; Vice President-Product Development,
                                                          US Bank-First American Funds, 1997 to 2000

John C. Bjork             Assistant Secretary             Senior Counsel, Thrivent Financial
625 Fourth Avenue South   since 2003
Minneapolis, MN
Age 51

Marlene J. Nogle          Assistant Secretary             Senior Counsel, Thrivent Financial
625 Fourth Avenue South   since 2003
Minneapolis, MN
Age 57

Todd J. Kelly             Assistant Treasurer             Director, Fund Accounting Operations, Thrivent Financial
4321 North Ballard Road   since 1999
Appleton, WI
Age 35

Gerard V. Vaillancourt    Assistant Treasurer             Director, Fund Accounting Administration, Thrivent Financial
625 Fourth Avenue South   since 2002                      since 2002; Manager-Portfolio Compliance, Lutheran
Minneapolis, MN                                           Brotherhood from 2001 to 2002; Manager-Fund Accounting,
Age 37                                                    Minnesota Life from 2000 to 2001; Supervisor-Securities
                                                          Accounting, Lutheran Brotherhood from 1998 to 2000

1 "Interested person" of the Trust as defined in the Investment
  Company Act of 1940 by virtue of positions with Thrivent Financial.
  Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.

2 Each Trustee serves an indefinite term until her or his successor is duly elected and qualified. The bylaws of the Trust provide that each Trustee must retire at the end of the year in which the Trustee attains age 70. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

3 The Trustees other than Ms. Moret are not "interested persons" of the Trust and are referred to as "Independent Trustees."



Results of Shareholder Meeting

Special meetings of the shareholders of each of Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood Value Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund, Lutheran Brotherhood Limited Maturity Bond Fund, and Lutheran Brotherhood Money Market Fund (each, a "Fund," and collectively, the "Funds"), each a series of The Lutheran Brotherhood Family of Funds (the "Trust") were held on June 16, 2004. The matters voted upon at the meetings and the shares cast for, against, or to abstain are set forth as follows:

A. The proposed agreement and plan of reorganization with respect to the Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood Value Fund, Lutheran Brotherhood Municipal Bond Fund, and Lutheran Brotherhood Money Market Fund (each a "Merging LB Fund") whereby (a) all of the assets of each Merging LB Fund would be transferred to a corresponding existing series of The AAL Mutual Funds (each an "Existing AAL Fund"), in exchange for shares of the corresponding class of the Existing AAL Fund's shares of equal value; (b) the stated accrued and unpaid liabilities of the Merging LB Fund would be assumed by the Existing AAL Fund; (c) the Merging LB Fund would distribute pro rata to its shareholders, in complete liquidation, the shares of the corresponding Existing AAL Fund received in exchange for its net assets; and (d) the Merging LB Fund would cease to exist.


Lutheran Brotherhood
World Growth Fund              For: 5,021,527.624          Against: 111,998.492         Abstain: 194,112.125
Lutheran Brotherhood
Growth Fund                    For: 2,443,279.877          Against: 26,477.294          Abstain: 99,050.340
Lutheran Brotherhood Fund      For: 22,160,928.769         Against: 598,718.529         Abstain: 1,004,409.736
Lutheran Brotherhood
Value Fund                     For: 1,827,919.788          Against: 26,501.298          Abstain: 57,574.000
Lutheran Brotherhood
Municipal Bond Fund            For: 43,569,984.200         Against: 1,275,089.397       Abstain: 2,509,576.807
Lutheran Brotherhood
Money Market Fund              For: 238,749,698.362        Against: 6,247,450.125       Abstain: 11,622,830.088

B. The proposed agreement and plan of reorganization with respect to Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, and Lutheran Brotherhood Limited Maturity Bond Fund (each a "Redomes-ticating LB Fund"), whereby (a) all of the assets of each Redomesticating LB Fund would be transferred to a corresponding newly formed series of The AAL Mutual Funds (each a "New Thrivent Fund") in exchange for the New Thrivent Fund's shares of the corresponding class of equal dollar value; (b) all liabilities of the Redomesticating Fund would be assumed by the corresponding New Thrivent Fund; (c) the Redomesticating LB Fund would distribute pro rata to its shareholders, in complete liquidation, the shares of the corresponding New Thrivent Fund received in exchange for its net assets; and (d) each Redomesticating LB Fund would cease to exist.

Lutheran Brotherhood
Opportunity Growth Fund        For: 7,612,782.490          Against: 249,961.396         Abstain: 387,742.184
Lutheran Brotherhood
Mid Cap Growth Fund            For: 6,234,312.561          Against: 139,855.571         Abstain: 273,192.122
Lutheran Brotherhood
High Yield Fund                For: 67,052,907.179         Against: 1,255,202.499       Abstain: 2,758,303.081
Lutheran Brotherhood
Income Fund                    For: 41,187,563.440         Against: 726,848.305         Abstain: 1,767,960.178
Lutheran Brotherhood
Limited Maturity Bond Fund     For: 5,013,668.570          Against: 68,153.902          Abstain: 126,789.848




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                    Thrivent Mutual Funds

        Supplement to Prospectus dated July 17, 2004

                         Regarding

              Thrivent Partner High Yield Fund

      Effective December 30, 2004, the name of Thrivent
      Partner High Yield Fund will be changed to Thrivent
                     High Yield Fund II.

        The date of this Supplement is December 7, 2004.

      Please include this Supplement with your Prospectus.






[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]

625 Fourth Ave. S., Minneapolis, MN 55415-1665


We're Listening to You!
In response to concerns regarding multiple mailings, we are sending one Annual Report for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll free at 800-847-4836.


[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com  e-mail: mail@thrivent.com  800-THRIVENT (800-847-4836)

23459 R12-04



ANNUAL REPORT

OCTOBER 31, 2004

THRIVENT U.S. GOVERNMENT ZERO
COUPON TARGET FUND, SERIES 2006

THRIVENT MUTUAL FUNDS



[PHOTO OMITTED: PAMELA J. MORET]

Dear Members:

We are pleased to provide you with the Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 annual report for the period ended October 31, 2004.

In previous letters I have emphasized how seriously we view integrity at Thrivent Investment Management, including our adoption of leading edge fund governance and operational processes designed to ensure shareholder protection. This letter continues that theme by highlighting the work of Russ Swansen and his investment team to fulfill our principles through our investment practices.

* Portfolio managers' compensation is tied to performance ( not sales, or assets under management.

This is a very important distinction often not apparent to the investor. Managers who are paid to raise asset levels in their fund can be tempted to take extraordinary risks in an effort to produce eye-popping short-term returns that, in turn, can lead to very large influxes of dollars. Such behaviors are often not in the shareholders' best interest and can result in very volatile fund performance and undue risk. Thrivent Investment Management has clearly-defined goals for our portfolio management teams that tie financial reward to one-, three-, and five-year performance ( not "quick-fix" strategies designed simply to attract "fast cash," which could prove detrimental to investors later.

* Thrivent Investment Management believes in a performance-driven culture.

We are striving to be the best in the asset management business and want to be the financial services organization of choice for our investors and members. Consistent with this goal is a commitment to hold our investment leadership team and portfolio managers to high standards of excellence. These standards rest on our conviction that investors are best served when we deliver consistent, long-term performance without undue risk. We hold our money management teams accountable for results and will not hesitate to make changes when necessary. To this point, over the past year Thrivent Investment Management has replaced managers and attracted talented new individuals better positioned to deliver strong performance results.

We believe that this combination of integrity and performance is a powerful driver for long-term investment success for our shareholders. This is the balance we strive for each and every day at Thrivent
Investment Management.

On a personal note, I want to wish you the very best in 2005. Thank you for continuing to turn to us for your financial solutions. We very much value your business.

Yours sincerely,

/S/ PAMELA J. MORET

Pamela J. Moret
President and Trustee
Thrivent Mutual Funds



THRIVENT U.S. GOVERNMENT ZERO COUPON
TARGET FUND, SERIES 2006

For the six-month period ended October 31, 2004, the Thrivent U.S. Government Zero Coupon Target Fund, Series 2006, produced a 0.97% return as interest rates were essentially unchanged. A zero coupon security will typically perform better when rates are falling and will perform worse than coupon-paying securities when interest rates are rising. The short time to maturity of the security comprising this portfolio makes this security a very defensive investment.

[PHOTO OMITTED: ALAN D. ONSTAD]

Alan D. Onstad, Portfolio Manager

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

$10,000 INVESTMENT
INCLUDING 4.75% SALES CHARGE*

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006
Initial Investment:       $10,000
Date of Investment:       10/31/94
                                                                Order Lines
                                                                  Hi to Low
Chart Legend: Thrivent U.S. Government Zero Coupon Target Fund,
              Series 2006                                            21,704
              Lehman Brothers Aggregate Bond Index**                 21,112
              Consumer Price Index***                                12,780

                            Lehman
                 Target      Bros.
                   Fund      Aggr.
                   2006       Bond      CPI
         Date     Value      Index    Value
-------------------------------------------
     10/31/94     9,525     10,000   10,000
     11/30/94     9,613      9,978   10,013
     12/31/94     9,838     10,047   10,013
      1/31/95    10,121     10,246   10,054
      2/28/95    10,534     10,489   10,094
      3/31/95    10,602     10,554   10,127
      4/30/95    10,812     10,701   10,161
      5/31/95    11,845     11,115   10,181
      6/30/95    12,002     11,197   10,201
      7/31/95    11,742     11,172   10,201
      8/31/95    12,013     11,306   10,227
      9/30/95    12,251     11,416   10,247
     10/31/95    12,607     11,565   10,281
     11/30/95    12,995     11,738   10,274
     12/31/95    13,548     11,903   10,268
      1/31/96    13,539     11,982   10,328
      2/28/96    12,797     11,774   10,361
      3/31/96    12,534     11,692   10,415
      4/30/96    12,266     11,626   10,455
      5/31/96    12,147     11,602   10,475
      6/30/96    12,424     11,758   10,482
      7/31/96    12,407     11,790   10,502
      8/31/96    12,240     11,771   10,522
      9/30/96    12,605     11,976   10,555
     10/31/96    13,150     12,241   10,589
     11/30/96    13,605     12,451   10,609
     12/31/96    13,250     12,335   10,609
      1/31/97    13,168     12,373   10,642
      2/28/97    13,136     12,403   10,676
      3/31/97    12,800     12,266   10,702
      4/30/97    13,121     12,450   10,716
      5/31/97    13,247     12,567   10,709
      6/30/97    13,457     12,717   10,722
      7/31/97    14,211     13,059   10,736
      8/31/97    13,815     12,948   10,756
      9/30/97    14,174     13,139   10,783
     10/31/97    14,592     13,330   10,809
     11/30/97    14,658     13,391   10,803
     12/31/97    14,888     13,526   10,789
      1/31/98    15,226     13,699   10,809
      2/28/98    15,118     13,689   10,829
      3/31/98    15,121     13,736   10,850
      4/30/98    15,151     13,808   10,870
      5/31/98    15,431     13,939   10,890
      6/30/98    15,646     14,057   10,903
      7/31/98    15,619     14,087   10,916
      8/31/98    16,302     14,316   10,930
      9/30/98    17,151     14,651   10,943
     10/31/98    17,125     14,574   10,970
     11/30/98    16,940     14,656   10,970
     12/31/98    17,062     14,700   10,963
      1/31/99    17,060     14,805   10,990
      2/28/99    16,330     14,547   11,003
      3/31/99    16,342     14,628   11,037
      4/30/99    16,389     14,674   11,117
      5/31/99    15,947     14,545   11,117
      6/30/99    15,784     14,499   11,117
      7/31/99    15,631     14,437   11,151
      8/31/99    15,554     14,430   11,177
      9/30/99    15,663     14,597   11,231
     10/31/99    15,604     14,651   11,251
     11/30/99    15,512     14,650   11,258
     12/31/99    15,307     14,580   11,258
      1/31/00    15,203     14,532   11,284
      2/28/00    15,318     14,708   11,351
      3/31/00    15,717     14,901   11,445
      4/30/00    15,676     14,859   11,452
      5/31/00    15,737     14,852   11,458
      6/30/00    16,206     15,161   11,525
      7/31/00    16,262     15,299   11,545
      8/31/00    16,545     15,521   11,559
      9/30/00    16,739     15,618   11,619
     10/31/00    16,814     15,721   11,639
     11/30/00    17,273     15,979   11,646
     12/31/00    17,722     16,275   11,639
      1/31/01    17,932     16,541   11,712
      2/28/01    18,186     16,685   11,759
      3/31/01    18,388     16,769   11,786
      4/30/01    18,107     16,699   11,833
      5/31/01    18,033     16,800   11,886
      6/30/01    18,108     16,864   11,906
      7/31/01    18,623     17,241   11,873
      8/31/01    18,820     17,438   11,873
      9/30/01    19,373     17,641   11,926
     10/31/01    19,730     18,011   11,886
     11/30/01    19,315     17,762   11,866
     12/31/01    19,072     17,649   11,819
      1/31/02    19,118     17,792   11,846
      2/28/02    19,359     17,965   11,893
      3/31/02    18,863     17,666   11,960
      4/30/02    19,295     18,008   12,027
      5/31/02    19,517     18,161   12,027
      6/30/02    19,827     18,319   12,033
      7/31/02    20,398     18,540   12,047
      8/30/02    20,702     18,852   12,087
      9/30/02    21,288     19,158   12,107
     10/31/02    21,156     19,070   12,137
     11/29/02    20,807     19,065   12,137
     12/31/02    21,325     19,458   12,111
      1/31/03    21,161     19,476   12,164
      2/28/03    21,451     19,745   12,258
      3/31/03    21,416     19,729   12,331
      4/30/03    21,494     19,893   12,305
      5/30/03    21,906     20,263   12,285
      6/30/03    21,878     20,222   12,298
      7/31/03    21,355     19,543   12,311
      8/29/03    21,319     19,672   12,358
      9/30/03    21,771     20,193   12,398
     10/31/03    21,525     20,005   12,385
     11/28/03    21,488     20,053   12,352
     12/31/03    21,638     20,257   12,338
      1/30/04    21,686     20,420   12,398
      2/27/04    21,842     20,641   12,465
      3/31/04    21,927     20,796   12,546
      4/30/04    21,537     20,255   12,586
      5/28/04    21,440     20,174   12,659
      6/30/04    21,419     20,288   12,700
      7/30/04    21,489     20,489   12,680
      8/31/04    21,674     20,880   12,686
      9/30/04    21,637     20,936   12,713
     10/29/04   $21,704    $21,112  $12,780

The Fund seeks high, relatively predictable investment returns from U.S. government securities over selected periods of time, assuming investors reinvest the dividends and capital gains distributed by the Fund.


[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Long Term Obligations 100%

AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended October 31, 2004   1-Year    5-Year   10-Year
Without sales charge                     1.24%     6.92%     8.59%
With sales charge1                      -3.75%     5.89%     8.06%

1 Performance has been restated to reflect the maximum sales charges of 4.75%.

* Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month end. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

** An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government
    Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage backed securities. It is not possible to invest directly in the Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Shareholder Expense Example
(Unaudited)

As a shareholder of the Fund, you incur the following types of costs: transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                      Beginning     Ending       Expenses
                       Account     Account     Paid During     Annualized
                        Value       Value         Period *       Expense
                      5/1/2004    10/31/2004      5/1/2004 -       Ratio
                                                10/31/2004
Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

Actual                $ 1,000        $ 1,012        $ 5.07         1.00%
Hypothetical **       $ 1,000        $ 1,020        $ 5.09         1.00%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 /365 to reflect the one-half year period.

** Assuming 5% total return before expenses.




REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[LOGO OMITTED]

PricewaterhouseCoopers LLP
Suite 1500
100 E. Wisconsin Ave.
Milwaukee WI 53202
Telephone (414) 212 1600


To the Shareholders and Trustees of Thrivent Mutual Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 (one of the portfolios constituting the Thrivent Mutual Funds, hereafter referred to as the "Fund") at October 31, 2004, the results of its operations, changes in its net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.


/S/ PricewaterhouseCoopers LLP


December 16, 2004



SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 2004


Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 (a)

   Principal                                                              Yield to         Maturity                Market
      Amount   Long-Term Obligations (100.0%)                             Maturity            Date                  Value
-------------------------------------------------------------------------------------------------------------------------
               U.S. Zero Coupon (100.0%)
  $1,312,800   U.S. Government Zero Coupon Bonds                            2.59%          11/15/2006          $1,464,128
-------------------------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS (100.0%)
               (amortized cost basis $1,312,800)                                                               $1,464,128
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

The accompanying notes to the financial statements are an integral part of this schedule.



STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2004

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

--------------------------------------------------------------------
Assets
Investments at cost                                       $1,312,800
Investments at value                                       1,464,128
Cash                                                             525
--------------------------------------------------------------------
Total Assets                                               1,464,653
====================================================================

Liabilities
Income distributions payable                                  70,786
Accrued expenses                                               5,584
--------------------------------------------------------------------
Total Liabilities                                             76,370
====================================================================

Net Assets
Trust Capital (beneficial interest)                        1,226,301
Accumulated undistributed net investment income                1,285
Accumulated undistributed net realized gain on investments     9,369
Net unrealized appreciation on investments                   151,328
--------------------------------------------------------------------
Total Net Assets                                          $1,388,283
====================================================================

Net Assets                                                $1,388,283
Shares of beneficial interest outstanding                    121,293
Net asset value per share                                     $11.45
Maximum public offering price                                 $12.02

The accompanying notes to the financial statements are an integral part of this statement.



STATEMENT OF OPERATIONS

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006
                                                                     For the Six     For the Year
                                                                    Months Ended            Ended
                                                                       4/30/2004       10/31/2004
-------------------------------------------------------------------------------------------------
Investment Income
Taxable interest                                                         $52,270         $104,507
-------------------------------------------------------------------------------------------------
Total Investment Income                                                   52,270          104,507
=================================================================================================

Expenses
Accounting and pricing fees                                                  525            1,103
Administrative services fees                                                  --              102
Audit and legal fees                                                       7,683            7,422
Custody fees                                                                  70              525
Printing and postage expense                                               2,869            4,958
SEC and state registration expense                                           333            5,780
Shareholder maintenance fees                                                  --               56
Transfer agent fees                                                        1,527            1,867
Trustees' fees and insurance expenses                                      2,826            4,691
Other expenses                                                            (1,263)             803
-------------------------------------------------------------------------------------------------
Total Expenses Before Reimbursement                                       14,570           27,307
=================================================================================================

Less:
Reimbursement from adviser                                                (7,332)         (11,883)
Fees paid indirectly                                                         (25)             (91)
-------------------------------------------------------------------------------------------------
Total Net Expenses                                                         7,213           15,333
=================================================================================================

Net Investment Income                                                     45,057           89,174
=================================================================================================

Realized and Unrealized Gains/(Losses) on Investments
Net realized gains on investments                                          9,369           12,814
Change in net unrealized appreciation/(depreciation) on investments      (41,329)         (93,722)
-------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains/(Losses) on Investments                (31,960)         (80,908)
=================================================================================================

Net Increase in Net Assets Resulting From Operations                     $13,097           $8,266
=================================================================================================

The accompanying notes to the financial statements are an integral part of this statement.






STATEMENT OF CHANGES IN NET ASSETS

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

                                                    For the Six
                                                   Months Ended For the Year Ended For the Year Ended
                                                     10/31/2004          4/30/2004          4/30/2003
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                   $45,057            $89,174            $92,246
Net realized gains on investments                         9,369             12,814            $29,962
Change in net unrealized appreciation/
(depreciation) on investments                           (41,329)           (93,722)            51,190
-----------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting
From Operations                                          13,097              8,266            173,398
=====================================================================================================

Distributions to Shareholders
From net investment income                              (44,577)           (89,174)           (92,246)
From net realized gains                                  (6,632)           (28,831)           (21,496)
-----------------------------------------------------------------------------------------------------
Total Distributions to Shareholders                     (51,209)          (118,005)          (113,742)
=====================================================================================================

Trust Share Transactions
Income dividends reinvested                                  --             87,476             89,767
Capital gains distributions reinvested                    6,578             28,587             21,325
Redemption of trust shares                              (86,563)           (79,054)          (156,671)
-----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Trust Capital                (79,985)             37,009           (45,579)
=====================================================================================================

Net Increase/(Decrease) in Net Assets                  (118,097)           (72,730)            14,077
=====================================================================================================

Net Assets Beginning of Period                        1,506,380          1,579,110          1,565,033
=====================================================================================================

Net Assets End of Period                             $1,388,283         $1,506,380         $1,579,110
=====================================================================================================

The accompanying notes to the financial statements are an integral part of this statement.




NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2004

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006


A. Organization

The Thrivent Mutual Funds (the "Trust") was organized as a Massachusetts Business Trust on March 31, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust commenced operations on July 16, 1987.

On November 14, 1990, The Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 (the "Fund"), commenced operations. Effective June 1, 1993, the Board of Trustees of The Thrivent Mutual Funds closed the Fund to new shareholders and discontinued the sale of additional shares to existing shareholders. Effective October 31, 2004, the Trust changed its fiscal year end from April 30 to October 31.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust's maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

B. Significant Accounting Policies

Valuation -- Securities traded on national securities exchanges are valued at the last reported sales prices. All other securities are valued at official closing price if such quotations are readily available.
Otherwise, such securities are valued at a fair value as determined in good faith by the Adviser under supervision of the Board of Trustees.

Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund accordingly anticipates paying no Federal income taxes and no Federal income tax provision was required.

Fees Paid Indirectly -- The Fund has a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

Distributions to Shareholders -- Net investment income is distributed to each shareholder as a dividend. Dividends from the Fund are declared daily and distributed annually. Net realized gains from securities transactions, if any, are distributed at least annually in the calendar year.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from these estimates.

Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Bond discount is amortized over the life of the respective bonds on the interest method. Realized gains or losses on sales are determined on a specific cost identification basis. Generally accepted accounting principles require permanent financial reporting and tax differences be reclassified to trust capital. No reclassifications were necessary at October 31, 2004 or April 30, 2004.

C. Investment Advisory Management Fees and Transactions with Related
Parties

The Trust has entered into an Investment Advisory Agreement with Thrivent Investment Management Inc. (the "Adviser") under which the Fund pays a fee for investment advisory services. The annual rate of fees under the Investment Advisory Agreement are calculated at 0.50 of 1% of the average daily net assets of the Fund. Payments under the Investment Advisory Agreement were discontinued effective July 1, 1993.

Each Trustee who is not affiliated with Thrivent Financial for Lutherans or the Adviser receives an annual fee from the Fund for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Each participant's deferred compensation account will increase or decrease as if it were invested in shares of the Funds of their choice.

Trustees not participating in the above plan received $249 and $177 in fees for the year ended April 30, 2004 and the six months ended October 31, 2004, respectively from the Fund. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

The Fund is charged for those expenses that are directly attributable to it, such as advisory, custodian and certain shareholder service fees, while other expenses that cannot be directly attributable to the Fund are allocated Thrivent Mutual Funds in proportion to the net assets, number of shareholder accounts, or other reasonable basis of the respective Fund.

The Adviser has voluntarily reimbursed the Fund for all expenses in excess of 1% of average daily net assets since inception.

Thrivent Financial for Lutherans is the ultimate parent company for Thrivent Investment Management Inc.

D. Security Transactions

During the year ended April 30, 2004 and the six months ended October 31, 2004, there were no purchases and $88,042 and $88,887 in sales respectively. All sales were in U.S. Government obligations.

E. Federal Income Tax Information

The cost basis of the investments is the same for financial reporting purposes and Federal income tax purposes. The net unrealized appreciation on investments at October 31, 2004 was $151,328. There was no depreciation on investments as of October 31, 2004.

During the six months ended October 31, 2004, year ended April 30, 2004 and year ended April 30, 2003, Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 distributed $44,577, $89,174 and $92,246 from ordinary income, and $6,632, $28,831 and $21,496 from long-term capital gains, respectively.

At October 31, 2004, undistributed ordinary income and long-term capital gains for tax purposes were $4,111 and $9,369, respectively.



F. Trust Transactions

Transactions in trust shares for the six months ended October 31, 2004 and the years ended April 30, 2004 and 2003 were as follows:

                              10/31/2004      4/30/2004     4/30/2003
                              ----------      ---------     ---------
Income dividends reinvested           --          7,278         7,025
Capital gains reinvested             571          2,380         1,713
Shares redeemed                   (7,489)        (6,428)      (12,316)
Net Change in Trust Shares        (6,918)         3,230        (3,578)



FINANCIAL HIGHLIGHTS
PER SHARE INFORMATION (a)


Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

                                                Period        Year        Year        Year        Year        Year
                                                 Ended       Ended       Ended       Ended       Ended       Ended
                                            10/31/2004   4/30/2004   4/30/2003   4/30/2002   4/30/2001   4/30/2000
-------------------------------------------------------------------------------------------------------------------
Net asset value: Beginning
of Period                                       $11.75      $12.63      $12.17      $12.22      $11.27      $12.39

Income from Investment Operations
Net investment income                             0.36        0.71        0.73        0.71        0.72        0.72
Net realized and unrealized gain
(loss) on Investments (b)                        (0.25)      (0.64)       0.63        0.07        1.00       (1.02)
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  0.11        0.07        1.36        0.78        1.72       (0.30)
===================================================================================================================

Distributions from:
Net investment income                            (0.36)      (0.71)      (0.73)      (0.71)      (0.72)      (0.72)
Net realized capital gains                       (0.05)      (0.24)      (0.17)      (0.12)      (0.05)      (0.10)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.41)      (0.95)      (0.90)      (0.83)      (0.77)      (0.82)
===================================================================================================================


Net asset value: End of Period                  $11.45      $11.75      $12.63      $12.17      $12.22      $11.27
===================================================================================================================

Total return (c)                                  0.97%       0.65%      11.28%       6.53%      15.28%      (2.29)%
Net assets: end of period
(in thousands)                                  $1,388      $1,506      $1,579      $1,565      $1,612      $1,467
Ratio of expenses to average
net assets (d)                                    1.00%       1.00%       0.91%       1.00%       0.99%       0.98%
Ratio of net investment income
to average net assets (d)                         6.25%       5.82%       5.73%       5.80%       6.02%       6.21%
Portfolio turnover rate                           0.00%       0.00%       0.00%       0.00%       0.00%       0.00%

If the Fund had paid all its
expenses without the advisors
voluntary expense reimbursement,
the ratios would have been as follows:
Ratio of expenses to average net assets (d)       2.02%       1.78%       1.55%       1.27%       1.07%       0.98%
Ratio of net investment income
to average net assets (d)                         5.23%       5.04%       5.09%       5.53%       5.95%       6.21%


(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges.

(d) Computed on an annualized basis for periods less then one year.


The accompanying notes to the financial statements are an integral part of this schedule.

ADDITIONAL INFORMATION

(unaudited)


SHAREHOLDER NOTIFICATION OF FEDERAL TAX INFORMATION

During the six months ended October 31, 2004, the Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 designates $6,632 as long-term capital gains.

PROXY VOTING

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust's Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 800-947-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust's Forms N-Q by calling 1-800-947-4836. The Trust's Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC's Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.


BOARD OF TRUSTEES AND OFFICERS

The following table provides information about the Trustees and officers of the Trust.

EACH TRUSTEE OVERSEES EACH OF 24 SERIES OF THE TRUST AND ALSO SERVES AS:

* DIRECTOR OF THRIVENT SERIES FUND, INC., A REGISTERED INVESTMENT COMPANY CONSISTING OF 26 PORTFOLIOS THAT SERVE AS UNDERLYING FUNDS FOR VARIABLE CONTRACTS ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS ("THRIVENT
  FINANCIAL") AND THRIVENT LIFE INSURANCE COMPANY ("TLIC") AND INVESTMENT OPTIONS IN THE RETIREMENT PLAN OFFERED BY THRIVENT FINANCIAL.

* TRUSTEE OF THRIVENT FINANCIAL SECURITIES LENDING TRUST, A REGISTERED INVESTMENT COMPANY CONSISTING OF ONE PORTFOLIO THAT SERVES AS A CASH COLLATERAL FUND FOR A SECURITIES LENDING PROGRAM SPONSORED BY THRIVENT FINANCIAL.

THE 24 SERIES OF THE TRUST, 26 PORTFOLIOS OF THRIVENT SERIES FUND, INC., AND THRIVENT FINANCIAL SECURITIES LENDING TRUST ARE REFERRED TO HEREIN AS THE "INVESTMENT COMPANY COMPLEX."

THE STATEMENT OF INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE, WITHOUT CHARGE, BY CALLING 1-800-847-4836.


<CAPTON>

Interested Trustee(1)

                                          Number of
                                          Portfolios
                                          in Fund
                     Position with Trust  Complex
Name, Address and    and Length of        Overseen by  Principal Occupation During
Age                  Service(2)           Trustee      the Past 5 Years               Other Directorships Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Pamela J. Moret      President since      51           Executive Vice President,      Director, Lutheran World Relief; Director,
625 Fourth Avenue    2002 and Trustee                  Marketing and Products,        Minnesota Public Radio
South                since 2004                        Thrivent Financial  since
Minneapolis, MN                                        2002; Senior Vice President,
Age 48                                                 Products, American Express
                                                       Financial Advisors from 2000
                                                       to 2001; Vice President,
                                                       Variable Assets, American
                                                       Express Financial Advisors
                                                       from 1996 to 2000



<CAPTON>

Independent Trustees(3)

                                          Number of
                                          Portfolios
                                          in Fund
                     Position with Trust  Complex
Name, Address and    and Length of        Overseen by  Principal Occupation During
Age                  Service(2)           Trustee      the Past 5 Years               Other Directorships Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
F. Gregory Campbell  Trustee since 1992   51           President, Carthage College    Director, National Association of
625 Fourth Avenue                                                                     Independent Colleges and Universities,
South                                                                                 Director, Johnson Family Funds, Inc., an
Minneapolis, MN                                                                       investment company consisting  of four
Age 65                                                                                portfolios;  Director, Kenosha Hospital and
                                                                                      Medical Center Board; Prairie School Board;
                                                                                      United Health Systems Board
Herbert F.           Lead Trustee since   51           Management consultant to       None
Eggerding, Jr.       2003                              several privately owned
625 Fourth Avenue                                      companies
South
Minneapolis, MN
Age 67

Noel K. Estenson     Trustee since 2004   51           Retired; previously President  None
625 Fourth Avenue                                      and Chief Executive Officer,
South                                                  CenexHarvestStates (farm
Minneapolis, MN                                        supply and marketing and food
Age 65                                                 business)

Richard L. Gady      Trustee since 1987   51           Retired; previously Vice       Director, International Agricultural
625 Fourth Avenue                                      President, Public Affairs and  Marketing Association
South                                                  Chief Economist, Conagra,
Minneapolis, MN                                        Inc. (agribusiness)
Age 61

Connie M. Levi       Trustee since 2004   51           Retired                        Director, Norstan, Inc.
625 Fourth Avenue
South
Minneapolis, MN
Age 65

Edward W. Smeds      Chairman and         51           Retired                        Chairman of Carthage College Board
625 Fourth Avenue    Trustee since 1999
South
Minneapolis, MN
Age 68



<CAPTON>

EXECUTIVE OFFICERS

                               Position with Trust and
Name, Address and Age          Length of Service(2)           Principal Occupation During the Past 5 Years
-------------------------------------------------------------------------------------------------------------------------------
Pamela J. Moret                President since 2002           Executive Vice President, Marketing and Products, Thrivent
625 Fourth Avenue South                                       Financial  since 2002; Senior Vice President, Products, American
Minneapolis, MN                                               Express Financial Advisors from 2000 to 2001; Vice President,
Age 48                                                        Variable Assets, American Express Financial Advisors from 1996 to 2000

James E. Nelson                Secretary since 2003           Vice President, Securities Law, Thrivent Financial since 2001;
625 Fourth Avenue South                                       Counsel and head of Insurance Practice Group, Law Division of
Minneapolis, MN                                               ING ReliaStar (formerly ReliaStar Financial Corp.) from 1998 to
Age 44                                                        2001

Katie S. Kloster               Vice President and Chief       Vice President and Rule 38a-1  Chief Compliance Officer,since
625 Fourth Avenue South        Compliance Officer  since      2004; previously  Vice President and Comptroller of Thrivent
Minneapolis, MN                2004                           Financial.
Age 39

Russell W. Swansen             Vice President since 2004      Chief Investment Officer,  Thrivent Financial,  since 2004;
625 Fourth Avenue South                                       Managing Director, Colonade Advisors, LLC, from 2001 to 2003,
Minneapolis, MN                                               President and Chief Investment Officer of PPM American from 1999
Age 47                                                        to 2000

Nikki L. Sorum                 Vice President since 2004      Senior Vice President, Business Development, Thrivent Financial]
625 Fourth Avenue South
Minneapolis, MN
Age 43

Frederick P. Johnson           Vice President since 2003      Vice President, Investment Operations, Thrivent Financial
625 Fourth Avenue South
Minneapolis, MN
Age 42

Marnie L. Loomans-Thuecks      Vice President since 2004      Vice President, Customer Interaction Department, Thrivent
4321 North Ballard Road                                       Financial
Appleton, WI
Age 41

Thomas R Mischka               Vice President and Anti-Money  Vice President of Divisional Support Services, Thrivent
4321 North Ballard Road        Laundering Officer since 2003  Financial
Appleton, WI
Age  45

Sandra A. Diedrick             Assistant Vice President and   Director,  of Interaction Center, Thrivent Financial
4321 North Ballard Road        Assistant Secretary since
Appleton, WI                   2004
Age 44

Kenneth L. Kirchner            Assistant Vice President and   Director, Transfer Agency Operations, Thrivent Financial
4321 North Ballard Road        Assistant Secretary since
Appleton,  WI                  2004
Age 38

David R. Spangler              Assistant Vice President       Director, of Investment Product Management, Thrivent Financial
625 Fourth Avenue South        since 2004                     since 2002;  Vice President- Product Development, Wells Fargo
Minneapolis, MN                                               Bank-Funds Management Group, from 2000 to 2002;  Analyst, MCSI,
Age 37                                                        Inc., 2000;  Vice President-Product Development, US Bank-First
                                                              American Funds, 1997 to 2000

John C. Bjork                  Assistant Secretary since      Senior Counsel, Thrivent Financial
625 Fourth Avenue South        2003
Minneapolis, MN
Age 51

Marlene J. Nogle               Assistant Secretary since      Senior Counsel, Thrivent Financial
625 Fourth Avenue South        2003
Minneapolis, MN
Age 57

Todd J. Kelly                  Assistant Treasurer since      Director,  Fund Accounting Operations, Thrivent Financial
4321 North Ballard Road        1999
Appleton, WI
Age 35

Gerard V. Vaillancourt         Assistant Treasurer since      Director, Fund Accounting Administration, Thrivent Financial
625 Fourth Avenue South        2002                           since 2002; Manager--Portfolio Compliance, Lutheran Brotherhood
Minneapolis, MN                                               from 2001 to 2002; Manager--Fund Accounting, Minnesota Life from
Age 37                                                        2000 to 2001; Supervisor--Securities Accounting, Lutheran
                                                              Brotherhood from 1998 to 2000



(1) "Interested person" of the Trust as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.

(2) Each Trustee serves an indefinite term until her or his successor is duly elected and qualified. The bylaws of the Trust provide that each Trustee must retire at the end of the year in which the Trustee attains age 70. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

(3) The Trustees other than Ms. Moret are not "interested persons" of the Trust and are referred to as "Independent Trustees."

We're Listening to You!

In response to shareholder concerns regarding multiple mailings, we are sending one shareholder report for The Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving shareholders' money. If you wish to receive an additional copy of this report, call us toll free at (800) 847-4836.

This report is submitted for the information of shareholders of Thrivent Mutual Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for Thrivent Mutual Funds, which contains more complete information about the Funds, including investment policies, charges and expenses.



[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com  e-mail: mail@thrivent.com  800-THRIVENT (800-847-4836)


23461AR N10-04



Item 2. Code of Ethics
----------------------

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant's Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No amendments were approved or waivers were granted to such code of ethics during the period covered by this report. However, subsequent to the end of the period covered by this report, such code of ethics was amended to (a) reflect the new names of Registrant and its affiliated investment company ("Thrivent Series Fund, Inc."); (b) add the name of a newly-created affiliated investment company as being covered by such code: and (c) permit the Chief Legal Officer to keep copies of the records required to be kept under such code. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert
----------------------------------------

Registrant's Board of Trustees has determined that Herbert F. Eggerding, Jr., an independent trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services
----------------------------------------------

(a) Audit Fees

The aggregate fees billed by registrant's independent public accountants, PricewaterhouseCoopers LLP ("PwC"), for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $203,950 for the year ended April 30, 2003, $220,000 for the year ended April 30, 2004, and $308,600 for the fiscal period from May 1, 2004 through October 31, 2004.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years and the fiscal period covered by this report for assurance and other services which are reasonably related to the performance of registrant's audit and are not reported under Item 4(a) were $0 for the year ended April 30, 2003, $0 for the year ended April 30, 2004, and $0 for the fiscal period from May 1, 2004 through October 31, 2004. The aggregate fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended April 30, 2003, $0 for the year ended April 30, 2004, and $0 for the fiscal period from May 1, 2004 through October 31, 2004.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years and the fiscal period covered by this report for tax compliance, tax advice, and tax planning services were $167,100 for the year ended April 30, 2003, $92,500 for the year ended April 30, 2004, and $60,700 for the fiscal period from May 1, 2004 through October 31, 2004. The aggregate tax fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended April 30, 2003, $0 for the year ended April 30, 2004, and $0 for the fiscal period from May 1, 2004 through October 31, 2004.

(d) All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years and the fiscal period covered by this report for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $17,500 for the year ended April 30, 2003, $0 for the year ended April 30, 2004, and $0 for the fiscal period from May 1, 2004 through October 31, 2004. The aggregate fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $19,387 for the year ended April 30, 2003, $0 for the year ended April 30, 2004, and $56,415 for the fiscal period from May 1, 2004 through October 31, 2004.

(e) Registrant's audit and compliance committee charter, adopted in August 2004, provides that the audit and compliance committee (comprised of the independent directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit and compliance committee reports to the Board of Trustees ("Board") regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are independent trustees) must approve the auditor at an in-person meeting. The audit and compliance committee also is responsible for pre-approval (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant's audit and compliance committee charter also permits a designated member of the audit and compliance committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the audit committee at the next meeting of the audit and compliance committee. Registrant's audit and compliance committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended April 30, 2004, were for work performed by persons other than full-time, permanent employees of PwC, and less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal period from May 1, 2004 through October 31, 2004, were for work performed by persons other than full-time, permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for the fiscal years ending April 30, 2003, and April 30, 2004, and the fiscal period from May 1, 2004 through October 31, 2004, were $35,000, $0, and $0, respectively.

(h) Registrant's audit and compliance committee has considered the non-audit services provided to the registrant and registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser as described above and determined that these services do not compromise PwC's independence.

Item 5. Audit Committee of Listed Registrants
---------------------------------------------

Not applicable.

Item 6. Schedule of Investments
-------------------------------

Registrant's Schedule of Investments is included in the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
-------------------------------------------------------------------------
Management Investment Companies
-------------------------------

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
Company and Affiliated Purchasers.
----------------------------------

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders
-----------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant's board of trustees.

Item 10. Controls and Procedures
--------------------------------

(a)(i) Registrant's President and Treasurer have concluded that registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There were no changes in registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the fiscal period from May 1, 2004 through October 31, 2004, that has materially affected, or is reasonably likely to materially affect, registrant's internal control over financial reporting.

Item 11. Exhibits
-----------------

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.


                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

January 7, 2005                                  THRIVENT MUTUAL FUNDS

                                                By: /s/ Pamela J. Moret
                                                    -------------------
                                                    Pamela J. Moret
                                                    President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

January 7, 2005                                By: /s/ Pamela J. Moret
                                                    -------------------
                                                    Pamela J. Moret
                                                    President

January 7, 2005                                By: /s/ Randall L. Boushek
                                                    ----------------------
                                                    Randall L. Boushek
                                                    Treasurer